UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07988

LORD aBBETT INVESTMENT TRUST

(Exact name of Registrant as specified in charter)

90 Hudson Street, Jersey City, NJ 07302

(Address of principal executive offices) (Zip code)

John T. Fitzgerald, Esq., Vice President & Assistant Secretary

90 Hudson Street, Jersey City, NJ 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 522-2388

Date of fiscal year end: 11/30

Date of reporting period: 11/30/2019

Item 1:	Report(s) to Shareholders.

LORD ABBETT
ANNUAL REPORT

Lord Abbett

Multi-Asset Balanced Opportunity Fund

Multi-Asset Income Fund

For the fiscal year ended November 30, 2019

Important Information on Paperless Delivery

Beginning in January 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, investment advisor or bank. Instead, the reports will be made available on Lord Abbett’s website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Shareholders who hold accounts directly with a Fund may elect to receive shareholder reports and other communications from the Fund electronically by signing into your Lord Abbett online account at lordabbett.com and selecting “Log In.” For further information, you may also contact the Funds at (800) 821-5129. Shareholders who hold accounts through a financial intermediary should contact them directly.

You may elect to receive all future reports in paper free of charge by contacting a Fund at (800) 821-5129. Your election to receive reports in paper will apply to all funds held with Lord Abbett. If your fund shares are held through a financial intermediary please contact them directly. Your election applies to all funds held with that intermediary.

Table of Contents

1	A Letter to Shareholders

6	Investment Comparisons

10	Information About Your Fund’s Expenses and Holdings Presented by Portfolio Allocation

Schedules of Investments:

15	Multi-Asset Balanced Opportunity Fund

17	Multi-Asset Income Fund

19	Statements of Assets and Liabilities

21	Statements of Operations

22	Statements of Changes in Net Assets

24	Financial Highlights

32	Notes to Financial Statements

54	Report of Independent Registered Public Accounting Firm

55	Supplemental Information to Shareholders

Lord Abbett Investment Trust

Lord Abbett Multi-Asset Balanced Opportunity Fund and Lord Abbett Multi-Asset Income Fund
Annual Report

For the fiscal year ended November 30, 2019

From left to right: James L.L. Tullis, Independent Chairman of the Lord Abbett Funds and Douglas B. Sieg, Trustee, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Funds for the fiscal year ended November 30, 2019. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and more timely information about the Funds, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on each Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Douglas B. Sieg

Trustee, President and Chief Executive Officer

Lord Abbett Multi-Asset Balanced Opportunity Fund

For the fiscal year ended November 30, 2019, the Fund returned 10.19%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the Russell 1000® Index1, which returned 16.10% over the same period.

Domestic equity returns were positive over the past year, with large cap stocks, as represented by the S&P 500® Index2 rising 16.11% during the period, while small cap stocks, as represented by the Russell 2000® Index3 were up 7.51%. Following a tumultuous fourth quarter of 2018, where trade tensions and monetary policy uncertainty sent many investors toward safety, the market staged a strong recovery. After the worst December since 1931, the S&P 500 posted its best January since 1987. Trade tensions continued to dominate headlines, as trade negotiations

1

between the U.S. and China remained volatile throughout the period. Since the beginning of 2019, both the U.S. and China have imposed tariffs of roughly $550 billion and $185 billion on each country’s products, respectively. One of the more notable shifts over the year was the U.S. Federal Reserve’s (the “Fed”) transition to a more dovish policy stance, with Chairman Jerome Powell stating that the Fed would act appropriately to sustain economic growth. Given an uncertain market outlook and muted inflation pressures, the Fed announced its decision to cut interest rates by 25 basis points on July 31, 2019 to a range of 2.00-2.25%. This was the first time that the Fed had cut interest rates since December 2008. The Fed followed that decision with two more 25 basis point rate cuts in September and October, citing “implications of global developments for the economic outlook as well as muted inflation pressures”. After the October rate cut, Fed Chairman Powell signaled a likely pause on future rate cuts, resulting in the market-based probability of a fourth rate cut dipping below 25%. The combination of a dovish Fed, trade pressures, and slowing economic growth, resulted in falling rates across the U.S. Treasury yield curve. In fact, in July, the yield on the 10-year U.S. Treasury fell to its lowest level since 2016. Bond yields continued to fall and, in August, the spread between the U.S. 10-year Treasury and the 2-year Treasury temporarily inverted. In September, a large rotation from growth into value took place and continued through November.

Geopolitics also contributed to market volatility. Following a coordinated drone strike on Saudi Arabia in the third quarter, Brent crude oil prices increased 20% in one trading session. Despite the record increase, oil prices retracted their gains within weeks. Investor sentiment was buoyed in November as the market grew optimistic about the possibility of a “phase one” trade deal between the U.S. and China.

During the 12-month period ending November 30, 2019, domestic equity markets (as represented by the S&P 500® Index2) outperformed fixed-income markets (as represented by the Bloomberg Barclays U.S. Aggregate Bond Index4) and outperformed foreign equity markets (as represented by the MSCI EAFE Index5). In Paddition, high yield bonds (as represented by the ICE BofA Merrill Lynch U.S. High Yield Constrained Index6) underperformed higher quality fixed-income securities (as represented by the Bloomberg Barclays U.S. Aggregate Bond Index4).

The Fund’s allocation to international stocks detracted from relative performance, as international equities underperformed domestic equity markets during the period. The asset class suffered from ongoing trade tensions globally, from the continuing uncertainties around Brexit, and from the proliferation of negative yields globally that sent investors searching for yield in the U.S. Also detracting from the Fund’s relative performance was exposure to short duration bonds, as this segment of the market underperformed

2

the Fund’s benchmark. The duration positioning created a drag on relative performance, given the significant rally in Treasuries and flattening in the U.S. Treasury yield curve at the end of the second quarter and in the third quarter.

The Fund’s allocation to U.S. growth stocks contributed to relative performance, as growth equity markets outperformed broader domestic equity markets during the period. Despite a shift in leadership from growth to value, which began in September, growth stocks still outperformed value stocks throughout the period. In addition, the Fund’s allocation to convertible bonds contributed to relative performance, as this segment of the market outperformed broader fixed income markets. We believe convertible bonds capture a high percentage of the upside of underlying equities, while protecting on the downside, thereby outperforming broader fixed income markets during periods of strong equity performance.

Lord Abbett Multi-Asset Income Fund

For the fiscal year ended November 30, 2019, the Fund returned 8.50%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared to its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index4, which returned 10.79% over the same period.

Domestic equity returns were positive over the past year, with large cap stocks, as represented by the S&P 500® Index2 rising

16.11% during the period, while small cap stocks, as represented by the Russell 2000® Index3 were up 7.51%. Following a tumultuous fourth quarter of 2018, where trade tensions and monetary policy uncertainty sent many investors toward safety, the market staged a strong recovery. After the worst December since 1931, the S&P 500 posted its best January since 1987. Trade tensions continued to dominate headlines, as trade negotiations between the U.S. and China remained volatile throughout the period. Since the beginning of 2019, both the U.S. and China have imposed tariffs of roughly $550 billion and $185 billion on each country’s products, respectively. One of the more notable shifts over the year was the U.S. Federal Reserve’s (the “Fed”) transition to a more dovish policy stance, with Chairman Jerome Powell stating that the Fed would act appropriately to sustain economic growth. Given an uncertain market outlook and muted inflation pressures, the Fed announced its decision to cut interest rates by 25 basis points on July 31, 2019 to a range of 2.00-2.25%. This was the first time that the Fed had cut interest rates since December 2008. The Fed followed that decision with two more 25 basis point rate cuts in September and October, citing “implications of global developments for the economic outlook as well as muted inflation pressures”. After the October rate cut, Fed Chairman Powell signaled a likely pause on future rate cuts, resulting in the market-based probability of a fourth rate

3

cut dipping below 25%. The combination of a dovish Fed, trade pressures, and slowing economic growth, resulted in falling rates across the U.S. Treasury yield curve. In fact, in July, the yield on the 10-year U.S. Treasury fell to its lowest level since 2016. Bond yields continued to fall and, in August, the spread between the U.S. 10-year Treasury and the 2-year Treasury temporarily inverted. In September, a large rotation from growth into value took place and continued through November. Geopolitics also contributed to market volatility. Following a coordinated drone strike on Saudi Arabia in the third quarter, Brent crude oil prices increased 20% in one trading session. Despite the record increase, oil prices retracted their gains within weeks. Investor sentiment was buoyed in November as the market grew optimistic about the possibility of a “phase one” trade deal between the U.S. and China.

During the 12-month period ending November 30, 2019, domestic equity markets (as represented by the S&P 500® Index2) outperformed fixed-income markets (as represented by the Bloomberg Barclays U.S. Aggregate Bond Index4) and outperformed foreign equity markets (as represented by the MSCI EAFE Index5). In addition, high yield bonds (as represented by the ICE BofA Merrill Lynch U.S. High Yield Constrained Index6) underperformed higher quality fixed-income securities (as represented by the Bloomberg Barclays U.S. Aggregate Bond Index4).

The Fund’s allocation to short duration bonds detracted from relative performance, as this segment of the market underperformed the Fund’s benchmark during the period. The duration positioning created a drag on relative performance, given the significant rally in Treasuries and flattening in the U.S. Treasury yield curve at the end of the second quarter and in the third quarter. Also detracting from the Fund’s relative performance was exposure to mid cap value stocks, as this segment of the market underperformed broader domestic equity markets.

The Fund’s allocation to U.S. growth stocks contributed to relative performance, as growth equity markets outperformed broader domestic equity markets during the period. Despite a shift in leadership from growth to value, which began in September, growth stocks still outperformed value stocks throughout the period. In addition, the Fund’s allocation to convertible bonds contributed to relative performance, as this segment of the market outperformed broader fixed income markets. We believe convertible bonds capture a high percentage of the upside of underlying equities, while protecting on the downside, thereby outperforming broader fixed income markets during periods of strong equity performance.

Each Fund’s portfolio is actively managed and, therefore, holdings and weightings of particular issuers or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

4

1   The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

2   The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

3   The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index.

4   The Bloomberg Barclays U.S. Aggregate Bond Index an index of U.S dollar-denominated, investment-grade U.S. government and corporate securities, and mortgage pass-through securities, and asset-backed securities. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and an investor cannot invest directly in an index.

5   The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

6   The ICE BofA Merrill Lynch U.S. High Yield Constrained Index is a capitalization weighted index of all U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information
Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Funds will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. Each Fund offers classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see each Fund’s prospectus.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, each Fund’s returns would have been lower.

The annual commentary above discusses the views of the Funds’ management and various portfolio holdings of the Funds as of November 30, 2019. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Funds’ portfolio is actively managed and may change significantly, the Funds may no longer own the securities described above or may have otherwise changed their positions in the securities. For more recent information about the Funds’ portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with each Fund, please see each Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

5

Multi-Asset Balanced Opportunity Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell 1000® Index, 40% Russell 1000® Index/30% Bloomberg Barclays U.S. Aggregate Bond Index/20% ICE BofA Merrill Lynch U.S. High Yield Constrained Index/10% MSCI EAFE® Index with Gross Dividends and the Morningstar Allocation 50-70% Equity Category Average, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett and reimbursed by the Underlying Funds; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

6

Average Annual Total Returns at Maximum Applicable Sales Charge for the Periods Ended November 30, 2019
	1 Year	5 Year	10 Year	Life of Class
Class A4	7.70%	3.91%	6.82%	–
Class C5	8.35%	3.63%	6.29%	–
Class F6	10.35%	4.56%	7.25%	–
Class F3[7]	10.56%	–	–	5.68%
Class I6	10.45%	4.67%	7.34%	–
Class P6	9.93%	4.18%	6.86%	–
Class R2[6]	9.85%	4.04%	6.73%	–
Class R3[6]	9.94%	4.17%	6.83%	–
Class R4[8]	10.19%	–	–	4.88%
Class R5[8]	10.44%	–	–	5.15%
Class R6[8]	10.47%	–	–	5.17%

1   Reflects the deduction of the maximum initial sales charge of 2.25%.

2   Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3   Source: Morningstar, Inc. The performance of the average is not necessarily representative of the Fund’s performance.

4   Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended

November 30, 2019, is calculated using the SEC-required uniform method to compute such return.

5   The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

6   Performance is at net asset value.

7   Commenced operations and performance for the class began on April 4, 2017. Performance is at net asset value.

8   Commenced operations and performance for the class began on June 30, 2015. Performance is at net asset value.

7

Multi-Asset Income Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Bloomberg Barclays Aggregate Index, 45% Bloomberg Barclays U.S. Aggregate Bond Index/25% ICE BofA Merrill Lynch U.S. High Yield Constrained Index/20% Russell 1000® Index/10% MSCI EAFE® Index with Gross Dividends and the Morningstar Allocation 30-50% Equity Category Average, assuming reinvestment of all dividends and distributions. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett and reimbursed by the Underlying Funds; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

8

Average Annual Total Returns at Maximum Applicable Sales Charge for the Periods Ended November 30, 2019
	1 Year	5 Year	10 Year	Life of Class
Class A4	6.06%	3.40%	6.07%	–
Class C5	6.70%	3.09%	5.53%	–
Class F6	8.66%	4.03%	6.49%	–
Class F3[7]	8.83%	–	–	4.92%
Class I6	8.75%	4.13%	6.58%	–
Class R2[6]	8.10%	3.51%	6.00%	–
Class R3[6]	8.24%	3.61%	6.06%	–
Class R4[8]	8.50%	–	–	4.23%
Class R5[8]	8.75%	–	–	4.48%
Class R6[8]	8.83%	–	–	4.53%

1   Reflects the deduction of the maximum initial sales charge of 2.25%.

2   Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3   Source: Morningstar, Inc. The performance of the average is not necessarily representative of the Fund’s performance.

4   Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended

November 30, 2019, is calculated using the SEC-required uniform method to compute such return.

5   The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

6   Performance is at net asset value.

7   Commenced operations and performance for the class began on April 4, 2017. Performance is at net asset value.

8   Commenced operations and performance for the class began on June 30, 2015. Performance is at net asset value.

9

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2019 through November 30, 2019).

Actual Expenses

For each class of each Fund, the first line of the applicable table on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period 6/1/19 – 11/30/19” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of each Fund, the second line of the applicable table on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

10

Multi-Asset Balanced Opportunity Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†#
	6/1/19	11/30/19	6/1/19 - 11/30/19
Class A
Actual	$1,000.00	$1,067.90	$2.64
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.51	$2.59
Class C
Actual	$1,000.00	$1,064.40	$6.52
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.75	$6.38
Class F
Actual	$1,000.00	$1,068.70	$1.87
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.26	$1.83
Class F3
Actual	$1,000.00	$1,069.20	$0.99
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,024.12	$0.96
Class I
Actual	$1,000.00	$1,069.20	$1.35
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.76	$1.32
Class P
Actual	$1,000.00	$1,066.30	$3.68
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.51	$3.60
Class R2
Actual	$1,000.00	$1,066.30	$4.45
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.76	$4.36
Class R3
Actual	$1,000.00	$1,066.80	$3.94
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.26	$3.85
Class R4
Actual	$1,000.00	$1,067.90	$2.64
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.51	$2.59
Class R5
Actual	$1,000.00	$ 1,070.10	$1.35
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.76	$1.32
Class R6
Actual	$1,000.00	$1,069.20	$0.99
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,024.12	$0.96

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.51% for Class A, 1.26% for Class C, 0.36% for Class F, 0.19% for Class F3, 0.26% for Class I, 0.71% for Class P, 0.86% for Class R2, 0.76% for Class R3, 0.51% for Class R4, 0.26% for Class R5 and 0.19% for Class R6) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).
#	Does not include expenses of the Underlying Funds in which Multi-Asset Balanced Opportunity Fund invests.

11

Portfolio Holdings Presented by Portfolio Allocation

November 30, 2019

Underlying Fund Name	%*
Lord Abbett Investment Trust-Convertible Fund-Class I	6.38%
Lord Abbett Investment Trust-Core Fixed Income Fund-Class I	4.99%
Lord Abbett Global Fund, Inc.-Emerging Markets Bond Fund-Class I	3.62%
Lord Abbett Securities Trust- Focused Large Cap Value Fund-Class I	1.06%
Lord Abbett Securities Trust-Fundamental Equity Fund-Class I	17.01%
Lord Abbett Securities Trust-Growth Leaders Fund-Class I	8.10%
Lord Abbett Research Fund, Inc.-Growth Opportunities Fund-Class I	11.97%
Lord Abbett Investment Trust-High Yield Fund-Class I	16.47%
Lord Abbett Investment Trust-Inflation Focused Fund-Class I	4.57%
Lord Abbett Securities Trust-International Equity Fund-Class I	4.97%
Lord Abbett Securities Trust-International Value Fund-Class I	4.93%
Lord Abbett Mid Cap Stock Fund, Inc.-Class I	10.01%
Lord Abbett Investment Trust-Ultra Short Bond Fund-Class I	5.92%
Total	100.00%

*	Represents percent of total investments.

12

Multi-Asset Income Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†#
	6/1/19	11/30/19	6/1/19 - 11/30/19
Class A
Actual	$1,000.00	$1,049.40	$2.57
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.56	$2.54
Class C
Actual	$1,000.00	$1,045.40	$6.41
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.80	$6.33
Class F
Actual	$1,000.00	$1,050.20	$1.80
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.31	$1.78
Class F3
Actual	$1,000.00	$1,051.00	$0.98
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,024.12	$0.96
Class I
Actual	$1,000.00	$1,051.00	$1.29
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.82	$1.27
Class R2
Actual	$1,000.00	$1,047.60	$4.36
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.81	$4.31
Class R3
Actual	$1,000.00	$1,048.10	$3.85
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.31	$3.80
Class R4
Actual	$1,000.00	$1,049.40	$2.57
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.56	$2.54
Class R5
Actual	$1,000.00	$1,050.30	$1.23
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.87	$1.22
Class R6
Actual	$1,000.00	$1,051.00	$0.98
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,024.12	$0.96

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.50% for Class A, 1.25% for Class C, 0.35% for Class F, 0.19% for Class F3, 0.25% for Class I, 0.85% for Class R2, 0.75% for Class R3, 0.50% for Class R4, 0.24% for Class R5 and 0.19% for Class R6) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).
#	Does not include expenses of the Underlying Funds in which Multi-Asset Income Fund invests.

13

Portfolio Holdings Presented by Portfolio Allocation

November 30, 2019

Underlying Fund Name	%*
Lord Abbett Investment Trust-Convertible Fund-Class I	9.53%
Lord Abbett Investment Trust-Core Fixed Income Fund-Class I	2.02%
Lord Abbett Global Fund, Inc.-Emerging Markets Bond Fund-Class I	5.06%
Lord Abbett Securities Trust-Focused Large Cap Value Fund-Class I	1.04%
Lord Abbett Securities Trust-Fundamental Equity Fund-Class I	9.47%
Lord Abbett Securities Trust-Growth Leaders Fund-Class I	3.49%
Lord Abbett Research Fund, Inc.-Growth Opportunities Fund-Class I	5.48%
Lord Abbett Investment Trust-High Yield Fund-Class I	16.56%
Lord Abbett Investment Trust-Inflation Focused Fund-Class I	7.54%
Lord Abbett Securities Trust-International Equity Fund-Class I	5.48%
Lord Abbett Securities Trust-International Value Fund-Class I	5.48%
Lord Abbett Mid Cap Stock Fund, Inc.-Class I	8.21%
Lord Abbett Investment Trust-Ultra Short Bond Fund-Class I	20.64%
Total	100.00%

*	Represents percent of total investments.

14

Schedule of Investments

MULTI-ASSET BALANCED OPPORTUNITY FUND November 30, 2019

		Fair
		Value
Investments	Shares	(000)
INVESTMENTS IN UNDERLYING FUNDS(a)(b) 99.85%
Lord Abbett Investment Trust-Convertible Fund-Class I(c)	11,174,184	$159,009
Lord Abbett Investment Trust-Core Fixed Income Fund-Class I(d)	11,196,261	124,278
Lord Abbett Global Fund, Inc.-Emerging Markets Bond Fund-Class I(e)	17,414,790	90,209
Lord Abbett Securities Trust- Focused Large Cap Value Fund-Class I(f)	1,723,858	26,496
Lord Abbett Securities Trust-Fundamental Equity Fund-Class I(g)	36,089,864	424,056
Lord Abbett Securities Trust-Growth Leaders Fund-Class I*(h)	7,050,449	201,995
Lord Abbett Research Fund, Inc.-Growth Opportunities Fund-Class I*(i)	10,401,654	298,423
Lord Abbett Investment Trust-High Yield Fund-Class I(j)	55,467,522	410,460
Lord Abbett Investment Trust-Inflation Focused Fund-Class I(k)	10,139,853	113,972
Lord Abbett Securities Trust-International Equity Fund-Class I(f)	9,220,505	123,923
Lord Abbett Securities Trust-International Value Fund-Class I(l)	17,347,241	122,992
Lord Abbett Mid Cap Stock Fund, Inc.-Class I(m)	8,766,015	249,656
Lord Abbett Investment Trust-Ultra Short Bond Fund-Class I(n)	14,702,490	147,466
Total Investments in Securities 99.85% (cost $2,454,542,826)		2,492,935
Other Assets in Excess of Liabilities(o) 0.15%		3,710
Net Assets 100.00%		$2,496,645

*	Non-income producing security.
(a)	Affiliated issuers (See Note 11).
(b)	These investments offer daily redemptions.
(c)	Fund investment objective is to seek current income and the opportunity for capital appreciation to produce a high total return.
(d)	Fund investment objective is to seek income and capital appreciation to produce a high total return.
(e)	Fund investment objective is to seek high total return.
(f)	Fund investment objective is to seek long-term capital appreciation.
(g)	Fund investment objective is long-term growth of capital and income without excessive fluctuations in market value.
(h)	Fund investment objective is to seek capital appreciation.
(i)	Fund investment objective is capital appreciation.
(j)	Fund investment objective is to seek a high current income and the opportunity for capital appreciation to produce a high total return.
(k)	Fund investment objective is to provide investment returns that exceed the rate of inflation in the U.S. economy over a full economic cycle and to seek current income.
(l)	Fund investment objective is to seek a high level of total return.
(m)	Fund investment objective is to seek capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.
(n)	Fund investment objective is to seek current income consistent with the preservation of capital.
(o)	Other Assets in Excess of Liabilities include net unrealized appreciation/depreciation on total return swaps and futures contracts as follows:

See Notes to Financial Statements.	15

Schedule of Investments (concluded)

MULTI-ASSET BALANCED OPPORTUNITY FUND November 30, 2019

Open Futures Contracts at November 30, 2019:

				Notional	Notional	Unrealized
Type	Expiration	Contracts	Position	Amount	Value	Appreciation
E-Mini MSCI EAFE INDEX	December 2019	502	Long	$48,564,480	$49,630,230	$1,065,750

				Notional	Notional	Unrealized
Type	Expiration	Contracts	Position	Amount	Value	Depreciation
E-Mini MSCI EMGMKT INDEX	December 2019	465	Long	$24,605,321	$24,133,500	$(471,821)

Total Return Swaps–OTC Volatility Swap Agreements at November 30, 2019:

Counter Party	Reference Entity	Fund Pays/ Receives	Volatility Strike Rate	Units	Maturity Date	Notional Cost	Notional Value	Unrealized Depreciation
Bank of America	JPY/USD	Receives	6.75%	575,000	5/14/2020	$ 575,000	$(251,399)	$(826,399)
Bank of America	JPY/USD	Receives	6.975%	575,000	10/23/2020	575,000	62,002	(512,998)
J.P.Morgan	EUR/USD	Receives	5.425%	575,000	5/14/2020	575,000	175,375	(399,625)
J.P.Morgan	EUR/USD	Receives	5.95%	575,000	10/23/2020	575,000	187,364	(387,636)
Total OTC Volatility Swaps Depreciation						$2,300,000	$173,342	$(2,126,658)

The following is a summary of the inputs used as of November 30, 2019 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Investments in Underlying Funds	$2,492,935	$–	$–	$2,492,935
Total	$2,492,935	$–	$–	$2,492,935

Other Financial Instruments
Futures Contracts
Assets	$1,066	$–	$–	$1,066
Liabilities	(472)	–	–	(472)
Total Return Swap Contracts
Assets	–	–	–	–
Liabilities	–	(2,127)	–	(2,127)
Total	$594	$(2,127)	$–	$(1,533)

(1)	Refer to Note 2(l) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.

16	See Notes to Financial Statements.

Schedule of Investments

MULTI-ASSET INCOME FUND November 30, 2019

Investments	Shares	Fair Value (000)
INVESTMENTS IN UNDERLYING FUNDS(a)(b) 99.88%
Lord Abbett Investment Trust-Convertible Fund-Class I(c)	8,648,622	$123,070
Lord Abbett Investment Trust-Core Fixed Income Fund-Class I(d)	2,351,335	26,100
Lord Abbett Global Fund, Inc.-Emerging Markets Bond Fund-Class I(e)	12,609,725	65,318
Lord Abbett Securities Trust-Focused Large Cap Value Fund-Class I(f)	874,871	13,447
Lord Abbett Securities Trust-Fundamental Equity Fund-Class I(g)	10,401,486	122,217
Lord Abbett Securities Trust-Growth Leaders Fund-Class I*(h)	1,573,579	45,083
Lord Abbett Research Fund, Inc.-Growth Opportunities Fund-Class I*(i)	2,466,810	70,773
Lord Abbett Investment Trust-High Yield Fund-Class I(j)	28,903,625	213,887
Lord Abbett Investment Trust-Inflation Focused Fund-Class I(k)	8,660,636	97,346
Lord Abbett Securities Trust-International Equity Fund-Class I(f)	5,269,439	70,821
Lord Abbett Securities Trust-International Value Fund-Class I(l)	9,977,369	70,740
Lord Abbett Mid Cap Stock Fund, Inc.-Class I(m)	3,720,836	105,969
Lord Abbett Investment Trust-Ultra Short Bond Fund-Class I(n)	26,571,167	266,509
Total Investments in Securities 99.88% (cost $1,282,345,308)		1,291,280
Other Assets in Excess of Liabilities(o) 0.12%		1,566
Net Assets 100.00%		$1,292,846

*	Non-income producing security.
(a)	Affiliated issuers (See Note 11).
(b)	These investments offer daily redemptions.
(c)	Fund investment objective is to seek a high current income and the opportunity for capital appreciation to produce a high total return.
(d)	Fund investment objective is to seek income and capital appreciation to produce a high total return.
(e)	Fund investment objective is to seek high total return.
(f)	Fund investment objective is to seek long-term capital appreciation.
(g)	Fund investment objective is long-term growth of capital and income without excessive fluctuations in market value.
(h)	Fund investment objective is to seek capital appreciation.
(i)	Fund investment objective is capital appreciation.
(j)	Fund investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return.
(k)	Fund investment objective is to provide investment returns that exceed the rate of inflation in the U.S. economy over a full economic cycle and to seek current income.
(l)	Fund investment objective is to seek high total return.
(m)	Fund investment objective is to seek capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.
(n)	Fund investment objective is to seek a high level of income consistent with preservation of capital.
(o)	Other Assets in Excess of Liabilities include net unrealized appreciation/depreciation on total return swaps and futures contracts as follows:

See Notes to Financial Statements.	17

Schedule of Investments (concluded)

MULTI-ASSET INCOME FUND November 30, 2019

Open Futures Contracts at November 30, 2019:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation
E-Mini MSCI EAFE INDEX	December 2019	262	Long	$25,356,229	$25,902,630	$546,401

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Depreciation
E-Mini MSCI EMGMKT INDEX	December 2019	242	Long	$12,805,228	$12,559,800	$(245,428)

Total Return Swaps–OTC Volatility Swap Agreements at November 30, 2019:

Counter Party	Reference Entity	Fund Pays/ Receives	Volatility Strike Rate	Units	Maturity Date	Notional Cost	Notional Value	Unrealized Depreciation
Bank of America	JPY/USD	Receives	6.75%	300,000	5/14/2020	$300,000	$(131,165)	$(431,165)
Bank of America	JPY/USD	Receives	6.975%	300,000	10/23/2020	300,000	32,349	(267,651)
J.P.Morgan	EUR/USD	Receives	5.425%	300,000	5/14/2020	300,000	91,500	(208,500)
J.P.Morgan	EUR/USD	Receives	5.95%	300,000	10/23/2020	300,000	97,755	(202,245)
Total OTC Volatility Swaps Depreciation						$1,200,000	$90,439	$(1,109,561)

The following is a summary of the inputs used as of November 30, 2019 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Investments in Underlying Funds	$1,291,280	$–	$–	$1,291,280
Total	$1,291,280	$–	$–	$1,291,280

Other Financial Instruments
Futures Contracts
Assets	$546	$–	$–	$546
Liabilities	(245)	–	–	(245)
Total Return Swap Contracts
Assets	–	–	–	–
Liabilities	–	(1,110)	–	(1,110)
Total	$301	$(1,110)	$–	$(809)

(1)	Refer to Note 2(l) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.

18	See Notes to Financial Statements.

Statements of Assets and Liabilities

November 30, 2019

	Multi-Asset Balanced Opportunity Fund	Multi-Asset Income Fund
ASSETS:
Investments in Underlying Funds, at cost	$2,454,542,826	$1,282,345,308
Investments in Underlying Funds, at value	$2,492,935,373	$1,291,279,543
Deposits with brokers for futures collateral	3,468,000	1,808,200
Deposits with brokers for swaps collateral	1,730,000	910,000
Receivables:
Dividends	3,257,699	2,193,455
Capital shares sold	1,474,446	371,070
Investments in Underlying Funds sold	3,397,866	2,849,692
Prepaid expenses and other assets	175,989	88,881
Total assets	2,506,439,373	1,299,500,841
LIABILITIES:
Payables:
Investments in Underlying Funds purchased	3,154,894	2,124,149
Capital shares reacquired	1,271,133	1,238,257
To bank	897,300	797,931
Variation margin for futures contracts	824,172	428,039
12b-1 distribution plan	568,210	439,287
Trustees’ fees	359,124	149,446
Management fee	204,958	106,621
Fund administration	81,984	42,650
Total return swap, at fair value	2,126,658	1,109,561
Accrued expenses	305,618	218,615
Total liabilities	9,794,051	6,654,556
Commitments and contingent liabilities
NET ASSETS	$2,496,645,322	$1,292,846,285
COMPOSITION OF NET ASSETS:
Paid-in capital	$2,477,311,609	$1,417,760,480
Total distributable earnings (loss)	19,333,713	(124,914,195)
Net Assets	$2,496,645,322	$1,292,846,285

See Notes to Financial Statements.	19

Statements of Assets and Liabilities (concluded)

November 30, 2019

	Multi-Asset Balanced Opportunity Fund	Multi-Asset Income Fund

Net assets by class:
Class A Shares	$1,974,099,675	$678,177,840
Class C Shares	$337,419,827	$340,785,881
Class F Shares	$73,256,110	$200,059,917
Class F3 Shares	$46,525	$3,527,315
Class I Shares	$29,487,494	$43,319,405
Class P Shares	$587,932	–
Class R2 Shares	$837,267	$138,035
Class R3 Shares	$52,553,853	$21,507,601
Class R4 Shares	$12,167,228	$2,421,019
Class R5 Shares	$204,068	$36,070
Class R6 Shares	$15,985,343	$2,873,202
Outstanding shares by class (unlimited number of authorized shares of beneficial interest)
Class A Shares	170,183,269	45,153,104
Class C Shares	29,274,119	22,344,655
Class F Shares	6,315,715	13,321,770
Class F3 Shares	4,003	235,978
Class I Shares	2,542,351	2,901,508
Class P Shares	50,925	–
Class R2 Shares	70,555	8,938
Class R3 Shares	4,538,938	1,432,035
Class R4 Shares	1,048,828	161,209
Class R5 Shares	17,567	2,415
Class R6 Shares	1,377,044	192,225
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$11.60	$15.02
Class A Shares-Maximum offering price (Net asset value plus sales charge of 2.25%)	$11.87	$15.37
Class C Shares-Net asset value	$11.53	$15.25
Class F Shares-Net asset value	$11.60	$15.02
Class F3 Shares-Net asset value	$11.62	$14.95
Class I Shares-Net asset value	$11.60	$14.93
Class P Shares-Net asset value	$11.55	–
Class R2 Shares-Net asset value	$11.87	$15.44
Class R3 Shares-Net asset value	$11.58	$15.02
Class R4 Shares-Net asset value	$11.60	$15.02
Class R5 Shares-Net asset value	$11.62	$14.93
Class R6 Shares-Net asset value	$11.61	$14.95

20	See Notes to Financial Statements.

Statements of Operations

For the Year Ended November 30, 2019

	Multi-Asset Balanced Opportunity Fund	Multi-Asset Income Fund
Investment income:
Dividends received from underlying Funds	$51,637,375	$43,532,896
Interest income	12,318	24,885
Total investment income	51,649,693	43,557,781
Expenses:
Management fee	1,932,765	1,342,840
12b-1 distribution plan-Class A	3,814,310	1,704,341
12b-1 distribution plan-Class C	2,698,459	3,762,647
12b-1 distribution plan-Class F	57,238	206,963
12b-1 distribution plan-Class P	2,504	–
12b-1 distribution plan-Class R2	3,492	752
12b-1 distribution plan-Class R3	186,849	101,438
12b-1 distribution plan-Class R4	20,655	5,633
Shareholder servicing	1,619,173	981,730
Fund administration	773,106	537,136
Registration	417,657	205,277
Professional	85,815	44,234
Reports to shareholders	34,831	83,955
Trustees’ fees	54,425	43,338
Custody	15,796	36,305
Other	298,765	77,184
Gross expenses	12,015,840	9,133,773
Expense reductions (See Note 9)	(64,587)	(45,905)
Net expenses	11,951,253	9,087,868
Net investment income	39,698,440	34,469,913
Net realized and unrealized gain (loss):
Capital gain distributions received from Underlying Funds	65,105,464	27,912,945
Net realized gain on investments in Underlying Funds	437,166	1,555,315
Net realized loss on futures contracts	(6,091,164)	(7,151,060)
Net realized gain on foreign currency exchange contracts	380,094	347,839
Net realized loss on options and swaptions written	(15,167,005)	(4,545,530)
Net realized gain on foreign currency related transactions	7,528	6,989
Net change in unrealized appreciation/depreciation in Underlying Funds	84,277,520	57,494,915
Net change in unrealized appreciation/depreciation on futures contracts	(3,340,429)	(3,387,534)
Net change in unrealized appreciation/depreciation on foreign currency exchange contracts	(380,094)	(347,839)
Net change in unrealized appreciation/depreciation on swap contracts	2,841,623	(1,109,561)
Net realized and unrealized gain	128,070,703	70,776,479
Net Increase in Net Assets Resulting From Operations	$167,769,143	$105,246,392

See Notes to Financial Statements.	21

Statements of Changes in Net Assets

	Multi-Asset Balanced Opportunity Fund
INCREASE (DECREASE) IN NET ASSETS	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018
Operations:
Net investment income	$39,698,440	$34,465,887
Capital gain distributions received from Underlying Funds	65,105,464	50,465,514
Net realized loss on futures contracts, options and swaptions written, foreign currency exchange contracts, swaps and foreign currency related transactions	(20,870,547)	(24,483,780)
Net realized gain on investments in Underlying Funds	437,166	34,189,217
Net change in unrealized appreciation/depreciation on investments in Underlying Funds	84,277,520	(133,723,764)
Net change in unrealized appreciation/depreciation on foreign currency exchange contract, futures contracts and swaps	(878,900)	4,528,953
Net increase (decrease) in net assets resulting from operations	167,769,143	(34,557,973)
Distributions to shareholders:
Class A	(83,733,540)	(74,517,433)
Class B	–	(118,630)
Class C	(13,318,023)	(14,366,092)
Class F	(3,275,707)	(3,381,032)
Class F3	(1,117)	(635)
Class I	(1,067,541)	(979,609)
Class P	(32,915)	(34,549)
Class R2	(25,153)	(22,157)
Class R3	(1,867,955)	(1,725,025)
Class R4	(385,003)	(189,965)
Class R5	(8,254)	(6,048)
Class R6	(425,636)	(467,527)
Class T	–	(471)
Total distributions to shareholders	(104,140,844)	(95,809,173)
Capital share transactions (Net of share conversions) (See Note 14):
Net proceeds from sales of shares	141,970,512	175,782,322
Net proceeds from reorganizations (See Note 15)	1,171,902,740	–
Reinvestment of distributions	101,774,992	93,181,328
Cost of shares reacquired	(520,732,286)	(445,461,357)
Net increase (decrease) in net assets resulting from capital share transactions	894,915,958	(176,497,707)
Net increase (decrease) in net assets	958,544,257	(306,864,853)
NET ASSETS:
Beginning of year	$1,538,101,065	$1,844,965,918
End of year	$2,496,645,322	$1,538,101,065

22	See Notes to Financial Statements.

Statements of Changes in Net Assets (concluded)

	Multi-Asset Income Fund
INCREASE (DECREASE) IN NET ASSETS	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018
Operations:
Net investment income	$34,469,913	$35,468,002
Capital gain distributions received from Underlying Funds	27,912,945	28,351,878
Net realized loss on futures contracts, options and swaptions written, foreign currency exchange contracts, swaps and foreign currency related transactions	(11,341,762)	(19,967,595)
Net realized gain on investments in Underlying Funds	1,555,315	15,848,672
Net change in unrealized appreciation/depreciation on investments in Underlying Funds	57,494,915	(93,450,750)
Net change in unrealized appreciation/depreciation on foreign currency exchange contract, futures contracts and swaps	(4,844,934)	5,863,419
Net increase (decrease) in net assets resulting from operations	105,246,392	(27,886,374)
Distributions to shareholders:
Class A	(23,801,009)	(25,016,753)
Class B	–	(8,124)
Class C	(10,223,578)	(11,758,447)
Class F	(7,608,013)	(8,526,758)
Class F3	(146,802)	(138,875)
Class I	(1,841,166)	(1,927,245)
Class R2	(3,744)	(3,360)
Class R3	(627,711)	(562,698)
Class R4	(72,378)	(39,747)
Class R5	(1,169)	(897)
Class R6	(105,800)	(76,017)
Class T	–	(243)
Total distributions to shareholders	(44,431,370)	(48,059,164)
Capital share transactions (Net of share conversions) (See Note 14):
Net proceeds from sales of shares	138,058,781	229,284,720
Reinvestment of distributions	41,327,339	44,326,813
Cost of shares reacquired	(383,530,266)	(421,833,888)
Net decrease in net assets resulting from capital share transactions	(204,144,146)	(148,222,355)
Net decrease in net assets	(143,329,124)	(224,167,893)
NET ASSETS:
Beginning of year	$1,436,175,409	$1,660,343,302
End of year	$1,292,846,285	$1,436,175,409

See Notes to Financial Statements.	23

Financial Highlights

MULTI-ASSET BALANCED OPPORTUNITY FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(b)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
11/30/2019	$11.28	$0.24	$0.80	$1.04	$(0.38)	$(0.34)	$(0.72)
11/30/2018	12.19	0.25	(0.50)	(0.25)	(0.42)	(0.24)	(0.66)
11/30/2017	11.23	0.33	0.97	1.30	(0.34)	–	(0.34)
11/30/2016	11.29	0.35	0.42	0.77	(0.38)	(0.45)	(0.83)
11/30/2015	12.87	0.34	(0.83)	(0.49)	(0.60)	(0.49)	(1.09)
Class C
11/30/2019	11.22	0.16	0.79	0.95	(0.30)	(0.34)	(0.64)
11/30/2018	12.12	0.16	(0.49)	(0.33)	(0.33)	(0.24)	(0.57)
11/30/2017	11.16	0.24	0.97	1.21	(0.25)	–	(0.25)
11/30/2016	11.23	0.27	0.41	0.68	(0.30)	(0.45)	(0.75)
11/30/2015	12.81	0.25	(0.83)	(0.58)	(0.51)	(0.49)	(1.00)
Class F
11/30/2019	11.28	0.26	0.80	1.06	(0.40)	(0.34)	(0.74)
11/30/2018	12.18	0.27	(0.49)	(0.22)	(0.44)	(0.24)	(0.68)
11/30/2017	11.22	0.36	0.99	1.32	(0.36)	–	(0.36)
11/30/2016	11.28	0.36	0.42	0.78	(0.39)	(0.45)	(0.84)
11/30/2015	12.86	0.35	(0.82)	(0.47)	(0.62)	(0.49)	(1.11)
Class F3
11/30/2019	11.29	0.27	0.81	1.08	(0.41)	(0.34)	(0.75)
11/30/2018	12.19	0.28	(0.49)	(0.21)	(0.45)	(0.24)	(0.69)
4/4/2017 to 11/30/2017(d)	11.62	0.21	0.56	0.77	(0.20)	–	(0.20)
Class I
11/30/2019	11.28	0.28	0.79	1.07	(0.41)	(0.34)	(0.75)
11/30/2018	12.19	0.28	(0.50)	(0.22)	(0.45)	(0.24)	(0.69)
11/30/2017	11.22	0.45	0.89	1.34	(0.37)	–	(0.37)
11/30/2016	11.29	0.40	0.38	0.78	(0.40)	(0.45)	(0.85)
11/30/2015	12.86	0.37	(0.82)	(0.45)	(0.63)	(0.49)	(1.12)
Class P
11/30/2019	11.23	0.21	0.81	1.02	(0.36)	(0.34)	(0.70)
11/30/2018	12.14	0.22	(0.49)	(0.27)	(0.40)	(0.24)	(0.64)
11/30/2017	11.18	0.31	0.97	1.28	(0.32)	–	(0.32)
11/30/2016	11.25	0.33	0.41	0.74	(0.36)	(0.45)	(0.81)
11/30/2015	12.82	0.31	(0.81)	(0.50)	(0.58)	(0.49)	(1.07)
Class R2
11/30/2019	11.52	0.20	0.83	1.03	(0.34)	(0.34)	(0.68)
11/30/2018	12.43	0.22	(0.51)	(0.29)	(0.38)	(0.24)	(0.62)
11/30/2017	11.44	0.29	0.99	1.28	(0.29)	–	(0.29)
11/30/2016	11.49	0.31	0.42	0.73	(0.33)	(0.45)	(0.78)
11/30/2015	13.07	0.31	(0.84)	(0.53)	(0.56)	(0.49)	(1.05)

24	See Notes to Financial Statements.

		Ratios to Average Net Assets:(a)						Supplemental Data:
Net asset value, end of period	Total return (%)(c)	Total expenses after waivers and/or reimburse- ments (%)		Total expenses (%)		Net invest- ment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$11.60	10.19	0.52		0.52		2.15		$1,974,100	25
11.28	(2.18)	0.51		0.51		2.12		1,214,155	31
12.19	11.73	0.50		0.51		2.82		1,398,075	47
11.23	7.38	0.37		0.51		3.26		1,431,255	25
11.29	(4.13)	0.35		0.49		2.84		1,569,728	18

11.53	9.35	1.27		1.27		1.41		337,420	25
11.22	(2.85)	1.26		1.26		1.35		223,823	31
12.12	10.96	1.24		1.26		2.08		318,697	47
11.16	6.53	1.12		1.26		2.52		360,065	25
11.23	(4.84)	1.09		1.24		2.10		420,030	18

11.60	10.35	0.37		0.37		2.31		73,256	25
11.28	(1.95)	0.36		0.36		2.27		46,998	31
12.18	11.91	0.35		0.36		2.84		63,871	47
11.22	7.54	0.22		0.36		3.43		57,153	25
11.28	(3.99)	0.20		0.34		2.98		80,192	18

11.62	10.56	0.19		0.19		2.40		47	25
11.29	(1.83)	0.22		0.22		2.38		10	31
12.19	6.72 (e)	0.21	(f)	0.21	(f)	2.68	(f)	11	47

11.60	10.45	0.26		0.26		2.47		29,487	25
11.28	(1.93)	0.26		0.26		2.38		14,440	31
12.19	12.10	0.24		0.26		3.81		17,835	47
11.22	7.55	0.12		0.26		3.76		10,925	25
11.29	(3.82)	0.10		0.24		3.11		31,536	18

11.55	9.93	0.72		0.72		1.93		588	25
11.23	(2.38)	0.71		0.71		1.85		512	31
12.14	11.56	0.70		0.71		2.65		664	47
11.18	7.10	0.57		0.71		3.08		839	25
11.25	(4.26)	0.55		0.69		2.64		998	18

11.87	9.85	0.87		0.87		1.77		837	25
11.52	(2.49)	0.86		0.86		1.83		360	31
12.43	11.37	0.85		0.86		2.44		465	47
11.44	6.93	0.73		0.87		2.86		660	25
11.49	(4.41)	0.70		0.84		2.56		1,158	18

See Notes to Financial Statements.	25

Financial Highlights (concluded)

MULTI-ASSET BALANCED OPPORTUNITY FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(b)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R3
11/30/2019	$11.26	$0.21	$0.80	$1.01	$(0.35)	$(0.34)	$(0.69)
11/30/2018	12.16	0.22	(0.49)	(0.27)	(0.39)	(0.24)	(0.63)
11/30/2017	11.20	0.31	0.96	1.27	(0.31)	–	(0.31)
11/30/2016	11.27	0.33	0.40	0.73	(0.35)	(0.45)	(0.80)
11/30/2015	12.84	0.31	(0.82)	(0.51)	(0.57)	(0.49)	(1.06)
Class R4
11/30/2019	11.29	0.24	0.79	1.03	(0.38)	(0.34)	(0.72)
11/30/2018	12.19	0.24	(0.48)	(0.24)	(0.42)	(0.24)	(0.66)
11/30/2017	11.23	0.32	0.98	1.30	(0.34)	–	(0.34)
11/30/2016	11.29	0.36	0.41	0.77	(0.38)	(0.45)	(0.83)
6/30/2015 to 11/30/2015(g)	11.97	0.13	(0.68)	(0.55)	(0.13)	–	(0.13)
Class R5
11/30/2019	11.30	0.27	0.80	1.07	(0.41)	(0.34)	(0.75)
11/30/2018	12.20	0.29	(0.50)	(0.21)	(0.45)	(0.24)	(0.69)
11/30/2017	11.24	0.33	1.00	1.33	(0.37)	–	(0.37)
11/30/2016	11.29	0.24	0.56	0.80	(0.40)	(0.45)	(0.85)
6/30/2015 to 11/30/2015(g)	11.97	0.15	(0.69)	(0.54)	(0.14)	–	(0.14)
Class R6
11/30/2019	11.29	0.30	0.77	1.07	(0.41)	(0.34)	(0.75)
11/30/2018	12.19	0.24	(0.45)	(0.21)	(0.45)	(0.24)	(0.69)
11/30/2017	11.22	0.33	1.01	1.34	(0.37)	–	(0.37)
11/30/2016	11.29	0.39	0.40	0.79	(0.41)	(0.45)	(0.86)
6/30/2015 to 11/30/2015(g)	11.97	0.15	(0.69)	(0.54)	(0.14)	–	(0.14)

(a)	Does not include expenses of the Underlying Funds in which the Fund invests.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(d)	Commenced on April 4, 2017.
(e)	Not annualized.
(f)	Annualized.
(g)	Commenced on June 30, 2015.

26	See Notes to Financial Statements.

			Ratios to Average Net Assets:(a)						Supplemental Data:
Net asset value, end of period	Total return (%)(c)		Total expenses after waivers and/or reimburse- ments (%)		Total expenses (%)		Net invest- ment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$11.58	9.94		0.76		0.76		1.91		$52,554	25
11.26	(2.34)		0.76		0.76		1.84		27,258	31
12.16	11.49		0.73		0.74		2.63		33,772	47
11.20	7.05		0.61		0.75		3.04		41,447	25
11.27	(4.28)		0.59		0.73		2.59		38,972	18

11.60	10.19		0.52		0.52		2.12		12,167	25
11.29	(2.17)		0.51		0.51		2.07		4,971	31
12.19	11.77		0.49		0.49		2.73		2,474	47
11.23	7.39		0.37		0.51		3.32		82	25
11.29	(4.60	)(e)	0.34	(f)	0.50	(f)	2.79	(f)	10	18

11.62	10.44		0.27		0.27		2.38		204	25
11.30	(1.85)		0.26		0.26		2.45		121	31
12.20	11.99		0.24		0.25		2.77		102	47
11.24	7.69		0.13		0.27		2.27		12	25
11.29	(4.50	)(e)	0.09	(f)	0.25	(f)	3.03	(f)	10	18

11.61	10.47		0.19		0.19		2.61		15,985	25
11.29	(1.83)		0.18		0.18		2.01		5,451	31
12.19	12.13		0.18		0.18		2.77		5,587	47
11.22	7.58		0.12		0.17		3.54		28	25
11.29	(4.50	)(e)	0.08	(f)	0.15	(f)	3.04	(f)	10	18

See Notes to Financial Statements.	27

Financial Highlights

MULTI-ASSET INCOME FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(b)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
11/30/2019	$14.34	$0.40	$0.78	$1.18	$(0.50)	$–	$(0.50)
11/30/2018	15.08	0.36	(0.62)	(0.26)	(0.48)	–	(0.48)
11/30/2017	14.14	0.48	0.93	1.41	(0.47)	–	(0.47)
11/30/2016	14.24	0.56	0.25	0.81	(0.55)	(0.36)	(0.91)
11/30/2015	15.78	0.55	(0.98)	(0.43)	(0.75)	(0.36)	(1.11)
Class C
11/30/2019	14.55	0.30	0.79	1.09	(0.39)	–	(0.39)
11/30/2018	15.29	0.26	(0.63)	(0.37)	(0.37)	–	(0.37)
11/30/2017	14.34	0.38	0.93	1.31	(0.36)	–	(0.36)
11/30/2016	14.42	0.47	0.26	0.73	(0.45)	(0.36)	(0.81)
11/30/2015	15.97	0.45	(1.00)	(0.55)	(0.64)	(0.36)	(1.00)
Class F
11/30/2019	14.34	0.42	0.78	1.20	(0.52)	–	(0.52)
11/30/2018	15.08	0.38	(0.62)	(0.24)	(0.50)	–	(0.50)
11/30/2017	14.14	0.50	0.93	1.43	(0.49)	–	(0.49)
11/30/2016	14.23	0.59	0.25	0.84	(0.57)	(0.36)	(0.93)
11/30/2015	15.78	0.58	(1.00)	(0.42)	(0.77)	(0.36)	(1.13)
Class F3
11/30/2019	14.27	0.44	0.78	1.22	(0.54)	–	(0.54)
11/30/2018	15.00	0.40	(0.61)	(0.21)	(0.52)	–	(0.52)
4/4/2017 to 11/30/2017(d)	14.42	0.29	0.56	0.85	(0.27)	–	(0.27)
Class I
11/30/2019	14.26	0.44	0.77	1.21	(0.54)	–	(0.54)
11/30/2018	14.99	0.40	(0.61)	(0.21)	(0.52)	–	(0.52)
11/30/2017	14.07	0.54	0.89	1.43	(0.51)	–	(0.51)
11/30/2016	14.17	0.59	0.26	0.85	(0.59)	(0.36)	(0.95)
11/30/2015	15.71	0.59	(0.99)	(0.40)	(0.78)	(0.36)	(1.14)
Class R2
11/30/2019	14.73	0.35	0.81	1.16	(0.45)	–	(0.45)
11/30/2018	15.47	0.32	(0.63)	(0.31)	(0.43)	–	(0.43)
11/30/2017	14.50	0.45	0.94	1.39	(0.42)	–	(0.42)
11/30/2016	14.57	0.55	0.24	0.79	(0.50)	(0.36)	(0.86)
11/30/2015	16.12	0.52	(1.02)	(0.50)	(0.69)	(0.36)	(1.05)
Class R3
11/30/2019	14.34	0.35	0.80	1.15	(0.47)	–	(0.47)
11/30/2018	15.08	0.33	(0.63)	(0.30)	(0.44)	–	(0.44)
11/30/2017	14.14	0.44	0.94	1.38	(0.44)	–	(0.44)
11/30/2016	14.24	0.53	0.25	0.78	(0.52)	(0.36)	(0.88)
11/30/2015	15.79	0.51	(0.99)	(0.48)	(0.71)	(0.36)	(1.07)

28	See Notes to Financial Statements.

		Ratios to Average Net Assets:(a)						Supplemental Data:
Net asset value, end of period	Total return (%)(c)	Total expenses after waivers and/or reimburse- ments (%)		Total expenses (%)		Net invest- ment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$15.02	8.50	0.50		0.50		2.74		$678,178	27
14.34	(1.79)	0.50		0.50		2.43		716,679	41
15.08	10.15	0.48		0.49		3.30		799,727	55
14.14	6.09	0.37		0.49		4.11		849,321	26
14.24	(2.90)	0.35		0.47		3.71		1,023,100	26

15.25	7.70	1.25		1.25		2.00		340,786	27
14.55	(2.51)	1.25		1.25		1.69		410,332	41
15.29	9.25	1.23		1.24		2.57		518,727	55
14.34	5.36	1.12		1.24		3.37		594,759	26
14.42	(3.64)	1.10		1.22		2.95		750,006	26

15.02	8.66	0.35		0.35		2.91		200,060	27
14.34	(1.64)	0.35		0.35		2.57		227,804	41
15.08	10.32	0.33		0.34		3.39		259,296	55
14.14	6.32	0.22		0.34		4.31		279,182	26
14.23	(2.82)	0.20		0.32		3.86		454,281	26

14.95	8.83	0.19		0.19		3.01		3,527	27
14.27	(1.47)	0.18		0.18		2.70		4,077	41
15.00	5.96 (e)	0.18	(f)	0.18	(f)	2.99	(f)	3,519	55

14.93	8.75	0.25		0.25		3.03		43,319	27
14.26	(1.48)	0.25		0.25		2.70		54,171	41
14.99	10.34	0.22		0.23		3.70		56,927	55
14.07	6.39	0.12		0.24		4.35		11,508	26
14.17	(2.67)	0.10		0.22		3.95		15,684	26

15.44	8.10	0.85		0.85		2.36		138	27
14.73	(2.09)	0.84		0.84		2.08		122	41
15.47	9.70	0.83		0.84		3.02		118	55
14.50	5.76	0.72		0.84		4.04		155	26
14.57	(3.24)	0.70		0.82		3.38		762	26

15.02	8.24	0.75		0.75		2.41		21,508	27
14.34	(2.03)	0.74		0.74		2.20		18,400	41
15.08	9.88	0.73		0.74		3.03		19,564	55
14.14	5.84	0.62		0.74		3.84		18,982	26
14.24	(3.19)	0.60		0.72		3.45		17,193	26

See Notes to Financial Statements.	29

Financial Highlights (concluded)

MULTI-ASSET INCOME FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(b)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R4
11/30/2019	$14.34	$0.38	$0.80	$1.18	$(0.50)	$–	$(0.50)
11/30/2018	15.08	0.34	(0.60)	(0.26)	(0.48)	–	(0.48)
11/30/2017	14.15	0.40	1.01	1.41	(0.48)	–	(0.48)
11/30/2016	14.24	0.56	0.26	0.82	(0.55)	(0.36)	(0.91)
6/30/2015 to 11/30/2015(g)	14.98	0.21	(0.75)	(0.54)	(0.20)	–	(0.20)
Class R5
11/30/2019	14.26	0.42	0.79	1.21	(0.54)	–	(0.54)
11/30/2018	14.99	0.39	(0.60)	(0.21)	(0.52)	–	(0.52)
11/30/2017	14.07	0.48	0.95	1.43	(0.51)	–	(0.51)
11/30/2016	14.16	0.59	0.26	0.85	(0.58)	(0.36)	(0.94)
6/30/2015 to 11/30/2015(g)	14.90	0.22	(0.75)	(0.53)	(0.21)	–	(0.21)
Class R6
11/30/2019	14.27	0.44	0.78	1.22	(0.54)	–	(0.54)
11/30/2018	15.00	0.38	(0.59)	(0.21)	(0.52)	–	(0.52)
11/30/2017	14.06	0.44	1.01	1.45	(0.51)	–	(0.51)
11/30/2016	14.16	0.59	0.26	0.85	(0.59)	(0.36)	(0.95)
6/30/2015 to 11/30/2015(g)	14.90	0.22	(0.75)	(0.53)	(0.21)	–	(0.21)

(a)	Does not include expenses of the Underlying Funds in which the Fund invests.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(d)	Commenced on April 4, 2017.
(e)	Not annualized.
(f)	Annualized.
(g)	Commenced on June 30, 2015.

30	See Notes to Financial Statements.

			Ratios to Average Net Assets:(a)						Supplemental Data:
Net asset value, end of period	Total return (%)(c)		Total expenses after waivers and/or reimburse- ments (%)		Total expenses (%)		Net invest- ment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$15.02	8.50		0.50		0.50		2.62		$2,421	27
14.34	(1.77)		0.49		0.49		2.31		1,756	41
15.08	10.11		0.48		0.48		2.74		569	55
14.15	6.18		0.38		0.50		4.08		35	26
14.24	(3.62	)(e)	0.35	(f)	0.50	(f)	3.37	(f)	10	26

14.93	8.75		0.24		0.24		2.89		36	27
14.26	(1.55)		0.24		0.24		2.64		28	41
14.99	10.41		0.22		0.23		3.28		23	55
14.07	6.46		0.12		0.25		4.33		10	26
14.16	(3.54	)(e)	0.09	(f)	0.24	(f)	3.63	(f)	10	26

14.95	8.83		0.19		0.19		3.02		2,873	27
14.27	(1.47)		0.18		0.18		2.58		2,807	41
15.00	10.50		0.18		0.18		2.99		1,119	55
14.06	6.42		0.13		0.17		4.23		38	26
14.16	(3.53	)(e)	0.08	(f)	0.14	(f)	3.64	(f)	10	26

See Notes to Financial Statements.	31

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Investment Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was organized as a Delaware statutory trust on August 16, 1993. The Trust consists of fourteen funds. This report covers the following two funds (separately, a “Fund” and collectively, the “Funds”) and their respective active share classes:

Funds	Classes
Lord Abbett Multi-Asset Balanced Opportunity Fund (“Multi Asset Balanced Opportunity Fund”)	A, C, F, F3, I, P, R2, R3, R4, R5 and R6
Lord Abbett Multi-Asset Income Fund (“Multi-Asset Income Fund”)	A, C, F, F3, I, R2, R3, R4, R5 and R6

The Funds’ Class P shares are closed to substantially all new investors, with certain exceptions as set forth in the Funds’ prospectus.

On June 21, 2019, Multi-Asset Balanced Opportunity Fund acquired the net assets of Lord Abbett Multi-Asset Growth Fund (“Multi-Asset Growth Fund”) and Lord Abbett Multi-Asset Global Opportunity Fund (“Multi-Asset Global Opportunity Fund”). Refer to Note 15 Reorganizations for additional information.

Multi-Asset Balanced Opportunity Fund’s investment objective is to seek current income and capital growth. Multi-Asset Income Fund’s investment objective is to seek a high level of current income. The Funds invest principally in other mutual funds (“Underlying Funds”) managed by Lord, Abbett & Co. LLC (“Lord Abbett”).

Each class of shares has different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class C, F, F3, I, P, R2, R3, R4, R5 and R6 shares, although there may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions as set forth in each Fund’s prospectus); Class C shares redeemed before the first anniversary of purchase. Class C shares will automatically convert to Class A shares on the 25th day of the month (or, if the 25th is not a business day, the next business day thereafter) following the tenth anniversary of the month on which the purchase order was accepted.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. These Funds are considered investment companies under U.S. GAAP and follow the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Funds’ Board of Trustees (the “Board”), Lord Abbett, the Funds’ investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Funds to utilize

32

Notes to Financial Statements (continued)

independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Investments in the Underlying Funds are valued at their NAV each business day at the close of regular trading on the New York Stock Exchange, normally 4:00 p.m. Eastern time. Exchange traded futures contracts are valued at the last sales price in the market in which they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used. Forward foreign currency exchange contracts are valued using daily forward exchange rates. Swaps, options and options on swaps (“swaptions”) are valued daily using independent pricing services or quotations from broker/dealers to the extent available.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and may employ techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)	Investment Income–Dividend income and capital gain distributions are recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest income on the Statements of Operations. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)	Income Taxes–It is the policy of each Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s filed U.S. federal tax returns remains open for the fiscal years ended November 30, 2016 through November 30, 2019. The statutes of limitations on the Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Trust that do not specifically relate to an individual fund are generally allocated to the Funds within the Trust on a pro rata basis by relative net assets. Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, C, F, P, R2, R3 and R4

33

Notes to Financial Statements (continued)

shares bear their class-specific share of all expenses and fees relating to the Funds’ 12b-1 Distribution Plan.

(f)	Forward Foreign Currency Exchange Contracts–Each Fund may enter into forward foreign currency exchange contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings, or gain or reduce exposure to foreign currency solely for investment purposes. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on foreign currency exchange contracts in each Fund’s Statement of Operations. The gain (loss) arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contracts is included in Net realized gain (loss) on foreign currency exchange contracts in each Fund’s Statement of Operations.

(g)	Futures Contracts–Each Fund may purchase and sell futures contracts to manage cash, to adjust exposure to the direction of interest rates or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by a Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. Each Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain is recorded equal to the difference between the opening and closing value of the contract.

(h)	Credit Default Swaps–Each Fund may enter into credit default swap contracts. As a seller of a credit default swap contract (“seller of protection”), a Fund is required to pay the notional amount or other agreed-upon value of a referenced debt obligation to the counterparty in the event of a default by or other credit event involving the referenced issuer, obligation or index. In return, a Fund receives from the counterparty a periodic stream of payments over the term of the contract.

As a purchaser of a credit default swap contract (“buyer of protection”), a Fund would receive the notional amount or other agreed upon value of a referenced debt obligation from the counterparty in the event of default by or other credit event involving the referenced issuer, obligation or index. In return, a Fund would make periodic payments to the counterparty over the term of the contracts, provided no event of default has occurred.

These credit default swaps may have as a reference obligation corporate or sovereign issuers or credit indices. These credit indices are comprised of a basket of securities representing a particular sector of the market.

Credit default swaps are fair valued based upon quotations from counterparties, brokers or market-makers and the change in value, if any, is recorded as an unrealized appreciation or depreciation. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities. For a credit default swap sold by a Fund, payment of the agreed-upon amount made by a Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap purchased by a Fund, the agreed-upon amount received by a Fund in the event

34

Notes to Financial Statements (continued)

of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by a Fund.

Any upfront payments made or received upon entering a credit default swap contract would be amortized or accreted over the life of the swap and recorded as realized gains or losses. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the swap agreement. The value and credit rating of each credit default swap where the Fund is the seller of protection, are both measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Funds for the same referenced entity or entities.

Entering into credit default swaps involves credit and market risk. Such risks involve the possibility that there will be no liquid market for these agreements, that there may be unfavorable changes in interest rates, and that Lord Abbett does not correctly predict the creditworthiness of the issuers of the reference obligation on which the credit default swap is based.

(i)	Options-Each Fund may purchase and write exchange-listed and over-the-counter put or call options on securities, stock indices, currencies and other financial instruments for hedging purposes, to enhance portfolio returns and reduce overall volatility.

When a Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability on the Statement of Assets and Liabilities. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

35

Notes to Financial Statements (continued)

The Funds may purchase and write swaptions to preserve a return or spread on a particular investment or portion of the Funds’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date.

The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

(j)	Total Return Swaps–Each Fund may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market. Each Fund may agree to make payments that are the equivalent of interest in exchange for the right to receive payments equivalent to any appreciation in the value of an underlying security, index or other asset, as well as receive payments equivalent to any distributions made on that asset, over the term of the swap. If the value of the asset underlying a total return swap declines over the term of the swap, each Fund also may be required to pay an amount equal to that decline in value to their counterparty.

(k)	Repurchase Agreements–Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Each Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, a Fund may incur a loss upon disposition of the securities.

(l)	Fair Value Measurements–Fair value is defined as the price that each Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk—for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

36

Notes to Financial Statements (continued)

A summary of inputs used in valuing each Fund’s investments and other financial instruments as of November 30, 2019 and, if applicable, Level 3 rollforwards for the fiscal year then ended is included in each Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Trust has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies each Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of each Fund’s investment portfolio.

The management fee is based on each Fund’s average daily net assets at an annual rate of .10%.

For the fiscal year ended November 30, 2019, the effective management fee, net of waivers, was based on each Fund’s average daily net assets at the following annualized rates:

Net Effective Management Fee
Multi-Asset Balanced Opportunity Fund	.10%
Multi-Asset Income Fund	.10%

In addition, Lord Abbett provides certain administrative services to each Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of each Fund’s average daily net assets.

12b-1 Distribution Plan

Each Fund has adopted a distribution plan with respect to Class A, C, F, P, R2, R3 and R4 shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The following annual rates have been authorized by the Board pursuant to the plan:

Fees*	Class A	Class C	Class F(1)	Class P	Class R2	Class R3	Class R4
Service	.25%	.25%	–	.25%	.25%	.25%	.25%
Distribution	–	.75%	.10%	.20%	.35%	.25%	–

*	The Funds may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. (“FINRA”) sales charge limitations.
(1)	The Class F Share Rule 12b-1 fee may be designated as a service fee in limited circumstances as described in the Funds’ prospectus.

Class F3, Class I, Class R5 and Class R6 shares do not have a distribution plan.

Commissions

Distributor received the following commissions on sales of shares of the Funds, after concessions were paid to authorized dealers, for the fiscal year ended November 30, 2019:

	Distributor Commissions	Dealers’ Concessions
Multi-Asset Balanced Opportunity Fund	$106,612	$710,835
Multi-Asset Income Fund	58,498	373,480

37

Notes to Financial Statements (continued)

Distributor received the following amount of CDSCs for the fiscal year ended November 30, 2019:

	Class A	Class C
Multi-Asset Balanced Opportunity Fund	$5,709	$11,110
Multi-Asset Income Fund	8,439	7,738

One Trustee and certain of the Trust’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid monthly for Multi-Asset Balanced Opportunity Fund and Multi-Asset Income Fund. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended November 30, 2019 and November 30, 2018 were as follows:

Multi-Asset Balanced Opportunity Fund			Multi-Asset Income Fund
	Year Ended 11/30/2019	Year Ended 11/30/2018	Year Ended 11/30/2019	Year Ended 11/30/2018
Distributions paid from:
Ordinary income	$59,663,229	$59,811,556	$44,431,370	$48,059,164
Net long-term capital gains	44,477,615	35,997,617	–	–
Total distributions paid	$104,140,844	$95,809,173	$44,431,370	$48,059,164

Subsequent to the Funds’ fiscal year ended November 30, 2019, distributions were paid on December 20, 2019 to shareholders of record on December 19, 2019. The approximate amounts were as follows:

	Net Investment Income	Net Long-Term Capital Gains
Multi-Asset Balanced Opportunity Fund	$8,107,000	$30,377,000
Multi-Asset Income Fund	4,212,000	–

As of November 30, 2019, the components of accumulated gains (losses) on a tax-basis were as follows:

	Multi-Asset Balanced Opportunity Fund	Multi-Asset Income Fund
Undistributed ordinary income – net	$2,813,862	$569,839
Undistributed long-term capital gains	30,377,912	–
Total undistributed earnings	33,191,774	569,839
Capital loss carryforwards*	(13,846,213)	(110,091,254)
Temporary differences	(359,125)	(149,444)
Unrealized losses – net	347,277	(15,243,336)
Total accumulated gains (losses) – net	$19,333,713	$(124,914,195)

*	The capital losses will carryforward indefinitely.

38

Notes to Financial Statements (continued)

As of November 30, 2019, the aggregate unrealized security gains and losses on investments and other financial instruments based on cost for U.S. federal income tax purposes were as follows:

	Multi-Asset Balanced Opportunity Fund	Multi-Asset Income Fund
Tax cost	$2,491,055,367	$1,305,714,291
Gross unrealized gain	45,378,927	8,344,233
Gross unrealized loss	(45,031,650)	(23,587,569)
Net unrealized security gain (loss)	$347,277	$(15,243,336)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of certain distributions, other financial instruments and wash sales.

Permanent items identified during the fiscal year ended November 30, 2019 have been reclassified among the components of net assets based on their tax basis treatment as follows:

	Total Distributable Earnings (loss)	Paid-in Capital
Multi-Asset Balanced Opportunity Fund	$163,712	$(163,712)

The permanent differences are primarily attributable to the tax treatment of certain expenses.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended November 30, 2019 were as follows:

	Purchases	Sales
Multi-Asset Balanced Opportunity Fund	$492,234,919	$789,617,732
Multi-Asset Income Fund	368,185,779	568,987,586

There were no purchases or sales of U.S. Government securities for the fiscal year ended November 30, 2019.

6.	DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

Multi-Asset Balanced Opportunity Fund and Multi-Asset Income Fund entered into forward foreign currency exchange contracts for the fiscal year ended November 30, 2019 (as described in note 2(f)). A forward foreign currency exchange contract reduces each Fund’s exposure to changes in the value of the currency it will deliver (or settle in cash) and increases its exposure to changes in the value of the currency it will receive (or settle in cash) for the duration of the contract. Each Fund’s use of forward foreign currency exchange contracts involves the risk that Lord Abbett will not accurately predict currency movements, and each Fund’s returns could be reduced as a result. Forward foreign currency exchange contracts are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. Each Fund’s risk of loss from counterparty credit risk is the unrealized appreciation on forward foreign currency exchange contracts.

Multi-Asset Balanced Opportunity Fund and Multi-Asset Income Fund entered into domestic and foreign equity index futures contracts for the fiscal year ended November 30, 2019 (as described in note 2(g)) to manage cash and economically hedge against changes in interest rates. The Funds bear the risk of interest rates moving unexpectedly, in which case the Funds may not achieve the anticipated benefits of the futures contracts and realize a loss. There is minimal counterparty credit

39

Notes to Financial Statements (continued)

risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

Multi-Asset Balanced Opportunity Fund and Multi-Asset Income Fund entered into swaptions and options on indexes for the fiscal year ended November 30, 2019 (as described in note 2(i)) to obtain exposure to an issuer (the Reference Entity). The Funds’ use of swaptions and options involves the risk that Lord Abbett will not accurately predict expectations of market value of the Reference Entity, and the Funds’ returns could be reduced as a result. The Funds’ risk of loss from counterparty credit risk is the notional value of the contract.

Multi-Asset Balanced Opportunity Fund and Multi-Asset Income Fund entered into total return swaps on indexes for the fiscal year ended November 30, 2019 (as described in note 2(j)) to obtain exposure to a issuer (the Reference Entity). The Fund’s use of total return swaps involves the risk that Lord Abbett will not accurately predict expectations of market value of the Reference Entity, and the Fund’s returns could be reduced as a result. The Fund’s risk of loss from counterparty credit risk is the notional value of the contract.

As of November 30, 2019, Multi-Asset Balanced Opportunity Fund and Multi-Asset Income Fund had the following derivatives at fair value, grouped into risk categories that illustrate the Funds use of derivative instruments:

Multi-Asset Balanced Opportunity Fund

Asset Derivatives	Foreign Currency Contracts	Index Contracts
Futures Contracts(1)	$–	$1,065,750

Liability Derivatives
Futures Contracts(1)	$–	$471,821
Total Return Swap Contracts(2)	$2,126,658	–

Multi-Asset Income Fund

Asset Derivatives	Foreign Currency Contracts	Index Contracts
Futures Contracts(1)	$–	$546,401

Liability Derivatives
Futures Contracts(1)	$–	$245,428
Total Return Swap Contracts(2)	$1,109,561	–

(1)	Statements of Assets and Liabilities location: Includes cumulative unrealized appreciation/depreciation on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin reported is within the Statements of Assets and Liabilities.
(2)	Statements of Assets and Liabilities location: Total return swap, at fair value.

40

Notes to Financial Statements (continued)

Transaction in derivatives instruments for the period ended November 30, 2019, were as follows:

		Multi-Asset Balanced Opportunity Fund

	Interest Rate Contracts	Foreign Currency Contracts	Equity Contracts	Index Contracts
Net Realized Gain (Loss)
Forward Foreign Currency Exchange Contracts(1)	–	$380,094	–	–
Futures Contracts(2)	$(3,195,967)	–	–	$(2,895,197)
Written Options(3)	–	–	–	$(15,189,361)
Written Interest Rate Swaption(3)	$22,356	–	–	–
Net Change in Unrealized Appreciation/Depreciation
Forward Foreign Currency Exchange Contracts(4)	–	$(380,094)	–	–
Futures Contracts(5)	$154,018	–	–	$(3,494,447)
Total Return Swap Contracts(6)	–	$2,841,623	–	–
Average Number of Contracts/Notional Amounts
Forward Foreign Currency Exchange Contracts(7)	–	$10,299,539	–	–
Futures Contracts(8)	211	–	–	1,177
Written Options(7)	–	–	–	$91,567
Written Interest Rate Swaption(7)	$380,769,231	–	–	–
Total Return Swap Contracts(7)	–	$176,923	–	–

41

Notes to Financial Statements (continued)

			Multi-Asset Income Fund

	Interest Rate Contracts	Foreign Currency Contracts	Equity Contracts	Index Contracts
Net Realized Gain (Loss)
Forward Foreign Currency Exchange Contracts(1)	–	$347,839	–	–
Futures Contracts(2)	$(2,927,429)	–	–	$(4,223,631)
Written Options(3)	–	–	–	$(4,556,919)
Written Interest Rate(3) Swaption	$11,389	–	–	–
Net Change in Unrealized Appreciation/Depreciation
Forward Foreign Currency Exchange(4)	–	$(347,839)	–	–
Futures Contracts(5)	$113,643	–	–	$(3,501,177)
Total Return Swap Contracts(6)	–	$(1,109,561)	–	–
Average Number of Contracts/Notional Amounts*
Forward Foreign Currency Exchange Contracts(7)	–	$9,425,504	–	–
Futures Contracts(8)	193	–	–	901
Written Options(7)	–	–	–	$30,150
Written Interest Rate Swaption(7)	$249,230,769	–	–	–
Total Return Swap Contracts(7)	–	$92,308	–	–

*	Calculated based on the number of contracts or notional amounts for the six months ended November 30, 2019.
(1)	Statements of Operations location: Net realized gain on foreign forward currency exchange contracts.
(2)	Statements of Operations location: Net realized loss on futures contracts.
(3)	Statements of Operations location: Net realized gain (loss) on options and swaptions written.
(4)	Statements of Operations location: Net change in unrealized appreciation/depreciation on foreign currency exchange contracts.
(5)	Statements of Operations location: Net change in unrealized appreciation/depreciation on futures contracts.
(6)	Statements of Operations location: Net change in unrealized appreciation/depreciation on swap contracts.
(7)	Amount represents notional amounts in U.S. dollars.
(8)	Amount represents number of contracts.

7.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the Statements of Assets and Liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by a counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Funds’ accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of

42

Notes to Financial Statements (continued)

financial assets and liabilities in the Statement of Assets and Liabilities across transactions between the Funds and the applicable counterparty:

		Multi-Asset Balanced Opportunity Fund

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Total Return Swap Contracts	$2,126,658	$–	$2,126,658
Total	$2,126,658	$–	$2,126,658

	Net Amounts of Liabilities Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged(a)	Securities Collateral Pledged(a)	Net Amount(b)
Bank of America	$1,339,397	$–	$(990,000)	$–	$349,397
J.P. Morgan	787,261	–	(740,000)	–	47,261
Total	$2,126,658	$–	$(1,730,000)	$–	$396,658

			Multi-Asset Income Fund

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Total Return Swap Contracts	$1,109,561	$–	$1,109,561
Total	$1,109,561	$–	$1,109,561

	Net Amounts of Liabilities Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged(a)	Securities Collateral Pledged(a)	Net Amount(b)
Bank of America	$698,816	$–	$(520,000)	$–	$178,816
J.P. Morgan	410,745	–	(390,000)	–	20,745
Total	$1,109,561	$–	$(910,000)	$–	$199,561

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets (liabilities) presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed by the Fund to each counterparty as of November 30, 2019.

8.	TRUSTEES’ REMUNERATION

The Trust’s officers and one Trustee, who are associated with Lord Abbett, do not receive any compensation from the Trust for serving in such capacities. Independent Trustees’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Trustees under which Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Trustees’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Trustees’ fees on the Statements of Operations and in Trustees’ fees payable on the Statements of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

43

Notes to Financial Statements (continued)

9.	EXPENSE REDUCTIONS

The Trust has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of each Fund’s expenses.

10.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”) certain registered open-end management investment companies managed by Lord Abbett, including each Fund, participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the Funds to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

For the fiscal year ended November 30, 2019, the Funds did not participate as a borrower or lender in the Interfund Lending Program.

11.	TRANSACTIONS WITH AFFILIATED ISSUERS

An affiliated issuer is one in which a Fund has ownership of at least 5% of the outstanding voting securities of the underlying issuer at any point during the fiscal year or any company which is under common ownership or control. Multi-Asset Balanced Opportunity Fund and Multi-Asset Income Fund had the following transactions with affiliated issuers (i.e. the Underlying Funds) during the fiscal year ended November 30, 2019:

44

Notes to Financial Statements (continued)

					Multi-Asset Balanced Opportunity Fund
Affiliated Issuer	Balance of Shares Held at 11/30/2018	Gross Additions	Gross Sales	Balance of Shares Held at 11/30/2019	Fair Value at 11/30/2019	Net Realized Gain (Loss) 12/1/2018 to 11/30/2019		Dividend Income 12/1/2018 to 11/30/2019	Change in Appreciation (Depreciation) 12/1/2018 to 11/30/2019
Lord Abbett Equity Trust–Calibrated Large Cap Value Fund–Class I	10,679,174	27,370	(10,706,544)	–	$–	$(594,044)		$544,118	$8,661,115
Lord Abbett Equity Trust–Calibrated Mid Cap Value Fund–Class I	8,006,923	3,750	(8,010,673)	–	–	(731,563)		72,928	12,410,052
Lord Abbett Investment Trust–Convertible Fund–Class I	11,552,944	3,985,226	(4,363,986)	11,174,184	159,008,632	8,001,445	(a)	6,375,547	7,715,994
Lord Abbett Investment Trust–Core Fixed Income Fund–Class I	–	12,496,601	(1,300,340)	11,196,261	124,278,494	236,896		1,456,442	2,169,855
Lord Abbett Global Fund, Inc.–Emerging Markets Bond Fund–Class I	15,146,308	4,487,451	(2,218,969)	17,414,790	90,208,611	7,927		4,441,344	6,494,910
Lord Abbett Securities Trust–Focused Large Cap Value Fund–Class I	–	1,723,858	–	1,723,858	26,495,695	–		165,135	1,152,938
Lord Abbett Securities Trust–Fundamental Equity Fund–Class I	–	41,466,230	(5,376,366)	36,089,864	424,055,901	34,250,157	(b)	7,240,367	(18,925,839)
Lord Abbett Securities Trust–Growth Leaders Fund–Class I	7,257,952	5,675,648	(5,883,151)	7,050,449	201,995,369	13,040,817	(c)	–	19,382,893
Lord Abbett Research Fund, Inc.–Growth Opportunities Fund–Class I	5,785,975	7,543,420	(2,927,741)	10,401,654	298,423,464	12,548,380	(d)	–	27,510,809
Lord Abbett Investment Trust–High Yield Fund–Class I	38,576,789	31,406,017	(14,515,284)	55,467,522	410,459,663	2,192,108		18,706,150	3,140,293
Lord Abbett Investment Trust–Inflation Focused Fund–Class I	6,882,447	4,751,074	(1,493,668)	10,139,853	113,971,945	(1,186,168)		3,766,375	(1,854,351)
Lord Abbett Securities Trust–International Equity Fund–Class I	6,841,732	4,871,502	(2,492,729)	9,220,505	123,923,589	1,307,399		1,943,736	6,219,466
Lord Abbett Securities Trust–International Value Fund–Class I	12,240,556	9,568,195	(4,461,510)	17,347,241	122,991,940	(4,752,282)		3,679,944	8,616,568
Lord Abbett Mid Cap Stock Fund, Inc.–Class I	2,317,331	10,333,525	(3,884,841)	8,766,015	249,656,094	1,081,925	(e)	783,702	1,388,964
Lord Abbett Investment Trust–Ultra Short Bond Fund–Class I	3,236,109	19,772,071	(8,305,690)	14,702,490	147,465,976	139,633		2,461,587	193,853
Total					$2,492,935,373	$65,542,630		$51,637,375	$84,277,520

(a)	Includes $4,437,951 of distributed capital gains.
(b)	Includes $35,502,520 of distributed capital gains.
(c)	Includes $15,655,648 of distributed capital gains.
(d)	Includes $6,458,116 of distributed capital gains.
(e)	Includes $3,051,229 of distributed capital gains.

45

Notes to Financial Statements (continued)

						Multi-Asset Income Fund
Affiliated Issuer	Balance of Shares Held at 11/30/2018	Gross Additions	Gross Sales	Balance of Shares Held at 11/30/2019	Fair Value at 11/30/2019	Net Realized Gain (Loss) 12/1/2018 to 11/30/2019		Dividend Income 12/1/2018 to 11/30/2019	Change in Appreciation (Depreciation) 12/1/2018 to 11/30/2019
Lord Abbett Equity Trust–Calibrated Mid Cap Value Fund–Class I	6,744,374	3,093	(6,747,467)	–	$–	$(247,451)		$60,176	$13,964,276
Lord Abbett Investment Trust–Convertible Fund–Class I	16,233,536	1,351,277	(8,936,191)	8,648,622	123,069,893	13,601,728	(a)	8,454,049	4,284,013
Lord Abbett Investment Trust–Core Fixed Income Fund–Class I	1,369,865	1,282,794	(301,324)	2,351,335	26,099,823	24,642		424,305	940,157
Lord Abbett Global Fund, Inc.–Emerging Markets Bond Fund–Class I	11,189,766	4,579,809	(3,159,850)	12,609,725	65,318,377	(530,735)		3,657,210	6,264,767
Lord Abbett Securities Trust–Focused Large Cap Value Fund–Class I	–	897,212	(22,341)	874,871	13,446,771	9,160		83,807	579,569
Lord Abbett Securities Trust–Fundamental Equity Fund–Class I	–	11,500,746	(1,099,260)	10,401,486	122,217,460	10,393,936	(b)	2,102,809	(7,078,808)
Lord Abbett Securities Trust–Growth Leaders Fund–Class I	4,252,856	161,300	(2,840,576)	1,573,580	45,083,040	399,930	(c)	–	14,203,367
Lord Abbett Research Fund, Inc.–Growth Opportunities Fund–Class I	3,317,795	463,612	(1,314,597)	2,466,810	70,772,790	6,471,218	(d)	–	9,994,773
Lord Abbett Investment Trust–High Yield Fund–Class I	36,240,904	2,080,655	(9,417,934)	28,903,625	213,886,826	2,776,853		13,342,061	5,078,514
Lord Abbett Investment Trust–Inflation Focused Fund–Class I	8,194,338	1,469,147	(1,002,849)	8,660,636	97,345,551	(664,914)		3,702,904	(1,762,462)
Lord Abbett Securities Trust–International Equity Fund–Class I	6,242,490	371,577	(1,344,628)	5,269,439	70,821,267	914,376		1,781,744	5,618,691
Lord Abbett Securities Trust–International Value Fund–Class I	11,697,199	876,330	(2,596,160)	9,977,369	70,739,543	(3,112,715)		2,390,147	6,566,000
Lord Abbett Mid Cap Stock Fund, Inc.–Class I	3,134,124	4,883,775	(4,297,063)	3,720,836	105,969,398	(577,645	)(e)	1,041,973	(2,135,635)
Lord Abbett Investment Trust–Ultra Short Bond Fund–Class I	23,590,968	8,810,682	(5,830,483)	26,571,167	266,508,804	9,877		6,491,711	977,693
Total					$1,291,279,543	$29,468,260		$43,532,896	$57,494,915

(a)	Includes $6,306,887 of distributed capital gains.
(b)	Includes $10,310,945 of distributed capital gains.
(c)	Includes $3,486,232 of distributed capital gains.
(d)	Includes $3,682,181 of distributed capital gains.
(e)	Includes $4,126,700 of distributed capital gains.

46

Notes to Financial Statements (continued)

12.	CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company (“SSB”) is the Trust’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating each Fund’s NAV.

13.	INVESTMENT RISKS

The Funds invest principally in the Underlying Funds and, as a result, a Fund’s performance is directly related to the Underlying Fund’s performance. Each Fund’s ability to meet its investment objective depends on the ability of the Underlying Funds to achieve their investment objectives and on the Fund’s particular allocation of assets among the Underlying Funds and the asset classes they represent. Consequently, a Fund is subject to the particular risks of the Underlying Funds in the proportion in which the Fund invests in them. The value of the Underlying Funds’ investments and the NAVs of the shares of both the Funds and their Underlying Funds will fluctuate in response to various market and economic factors related to the domestic and foreign equity and fixed income markets, as well as the financial condition and prospects of issuers in which the Underlying Funds invest.

Multi-Asset Balanced Opportunity Fund and Multi-Asset Income Fund are subject to the general risks and considerations associated with investing in fixed income securities. The value of an investment will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of fixed income securities are likely to decline; when rates fall, such prices tend to rise. Longer-term securities are usually more sensitive to interest rate changes. There is also the risk that an issuer of a fixed income security will fail to make timely payments of principal and/or interest to an Underlying Fund, a risk that is greater with high-yield bonds (sometimes called “junk bonds”) in which one or more of the Underlying Funds may invest. Some issuers, particularly of high-yield bonds, may default as to principal and/or interest payments after an Underlying Fund purchases their securities. A default, or concerns in the market about an increase in risk of default, may result in losses to the Underlying Fund. High-yield bonds are subject to greater price fluctuations, as well as additional risks. The market for below investment grade securities may be less liquid due to such factors as interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity. This may make such securities more difficult to sell at an acceptable price, especially during periods of financial distress, increased market volatility, or significant market decline.

Each Fund is subject to the general risks and considerations associated with equity investing. The value of an investment will fluctuate in response to movements in the equity securities market in general, a particular industry or sector, or to the changing prospects of individual companies in which the Underlying Funds invest. If an Underlying Fund’s assessment of market conditions or companies held in the Underlying Fund fails to produce the intended result, a Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

Each Fund’s investment exposure to foreign (which may include emerging market) companies generally is subject to the risk that the value of securities issued by foreign companies may be adversely affected by political, economic and social volatility and subject to less government supervision, lack of transparency, or inadequate regulatory and accounting standards, inadequate exchange control regulations, foreign taxes, higher transaction and other costs, and delays in settlement. The cost of a Fund’s potential use of forward currency exchange contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions

47

Notes to Financial Statements (continued)

prevailing. The Underlying Fund’s investments in emerging market companies generally are subject to more risks than investments in developed market companies.

Because Multi-Asset Income Fund will be more heavily invested in fixed income funds than equity funds, it will be more affected by the risks associated with fixed income securities. Given Multi-Asset Balanced Opportunity Fund’s more balanced allocation among fixed income funds and equity funds, it will be affected by risks associated with both equity and fixed income investments.

Each Fund may invest in derivatives, either directly or through its Underlying Funds. Each Fund is subject to the risks associated with derivatives, which may be different from and greater than the risks associated with directly investing in securities and other investments. Derivatives may be subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, heightened counterparty risk, credit risk, and volatility. Illiquid securities may lower the Funds’ returns since the Funds may be unable to sell these securities at their desired time or price. Derivatives also may involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the value of the underlying asset, rate or index. Whether a Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements, changes in foreign exchange and interest rates, and other factors. If a Fund incorrectly forecasts these and other factors, its performance could suffer. A Fund’s use of derivatives could result in a loss exceeding the amount of the Fund’s investment in these instruments.

These factors can affect each Fund’s performance.

14.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of beneficial interest were as follows:

Multi-Asset Balanced Opportunity Fund	Year Ended November 30, 2019		Year Ended November 30, 2018
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	9,141,772	$101,204,949	9,470,672	$111,822,619
Converted from Class B*	–	–	56,691	679,837
Converted from Class C**	1,433,326	16,143,393	3,021,785	35,490,466
Reinvestment of distributions	7,930,354	82,179,814	6,208,291	72,973,932
Shares reacquired	(31,815,661)	(352,908,608)	(25,845,961)	(304,582,141)
Shares issued in reorganization (See Note 15)	75,890,657	862,876,766	–	–
Increase (decrease)	62,580,448	$709,496,314	(7,088,522)	$(83,615,287)
Class B Shares
Shares sold	–	$–	1,160	$13,194
Reinvestment of distributions	–	–	9,665	114,233
Shares reacquired	–	–	(233,141)	(2,791,943)
Converted to Class A*	–	–	(56,661)	(679,837)
Decrease	–	$–	(278,977)	$(3,344,353)

48

Notes to Financial Statements (continued)

Multi-Asset Balanced Opportunity Fund	Year Ended November 30, 2019		Year Ended November 30, 2018
Class C Shares	Shares	Amount	Shares	Amount
Shares sold	1,500,111	$16,495,615	1,719,654	$20,234,629
Reinvestment of distributions	1,268,039	12,883,474	1,187,590	13,883,624
Shares reacquired	(6,514,716)	(71,780,826)	(6,208,173)	(72,806,017)
Converted to Class A**	(1,442,996)	(16,143,393)	(3,042,434)	(35,490,465)
Shares issued in reorganization (See Note 15)	14,510,239	163,965,699	–	–
Increase (decrease)	9,320,677	$105,420,569	(6,343,363)	$(74,178,229)
Class F Shares
Shares sold	1,228,932	$13,689,784	1,341,778	$15,845,294
Reinvestment of distributions	309,872	3,213,157	251,480	2,954,381
Shares reacquired	(2,564,592)	(28,533,275)	(2,669,715)	(31,438,904)
Shares issued in reorganization (See Note 15)	3,175,676	36,107,437	–	–
Increase (decrease)	2,149,888	$24,477,103	(1,076,457)	$(12,639,229)
Class F3 Shares
Shares sold	–	$1	241	$2,907
Reinvestment of distributions	104	1,116	54	635
Shares reacquired	(807)	(9,237)	(242)	(2,823)
Shares issued in reorganization (See Note 15)	3,778	43,033	–	–
Increase	3,075	$34,913	53	$719
Class I Shares
Shares sold	149,226	$1,695,360	262,943	$3,100,011
Reinvestment of distributions	88,658	912,862	82,867	974,293
Shares reacquired	(1,738,505)	(19,757,843)	(529,206)	(6,275,040)
Shares issued in reorganization (See Note 15)	2,763,127	31,416,744	–	–
Increase (decrease)	1,262,506	$14,267,123	(183,396)	$(2,200,736)
Class P Shares
Shares sold	7,240	$81,036	4,294	$50,061
Reinvestment of distributions	3,222	32,916	2,952	34,549
Shares reacquired	(5,115)	(58,407)	(16,396)	(196,256)
Increase (decrease)	5,347	$55,545	(9,150)	$(111,646)
Class R2 Shares
Shares sold	2,638	$30,226	1,960	$23,606
Reinvestment of distributions	2,367	25,142	1,841	22,096
Shares reacquired	(6,939)	(80,534)	(9,986)	(123,016)
Shares issued in reorganization (See Note 15)	41,242	479,638	–	–
Increase (decrease)	39,308	$454,472	(6,185)	$(77,314)

49

Notes to Financial Statements (continued)

Multi-Asset Balanced Opportunity Fund	Year Ended November 30, 2019		Year Ended November 30, 2018
Class R3 Shares	Shares	Amount	Shares	Amount
Shares sold	459,819	$5,094,314	848,468	$9,954,205
Reinvestment of distributions	180,586	1,867,819	147,035	1,724,886
Shares reacquired	(1,202,171)	(13,398,185)	(1,352,271)	(15,884,781)
Shares issued in reorganization (See Note 15)	2,680,828	30,427,397	–	–
Increase (decrease)	2,119,062	$23,991,345	(356,768)	$(4,205,690)
Class R4 Shares
Shares sold	258,980	$2,873,615	388,823	$4,573,649
Reinvestment of distributions	36,737	384,424	16,204	189,803
Shares reacquired	(231,326)	(2,598,497)	(167,424)	(1,948,934)
Shares issued in reorganization (See Note 15)	543,909	6,184,246	–	–
Increase	608,300	$6,843,788	237,603	$2,814,518
Class R5 Shares
Shares sold	1,042	$11,607	2,177	$25,027
Reinvestment of distributions	792	8,254	515	6,048
Shares reacquired	(1,258)	(13,595)	(409)	(4,775)
Shares issued in reorganization (See Note 15)	6,321	71,998	–	–
Increase	6,897	$78,264	2,283	$26,300
Class R6 Shares
Shares sold	71,178	$794,005	1,070,971	$13,030,370
Reinvestment of distributions	24,958	266,014	25,715	302,377
Shares reacquired	(2,745,894)	(31,593,279)	(1,072,158)	(12,289,445)
Shares issued in reorganization (See Note 15)	3,543,917	40,329,782	–	–
Increase	894,159	$9,796,522	24,528	$1,043,302
Class T Shares(a)
Reinvestment of distributions	–	$–	40	$471
Shares reacquired	–	–	(890)	(10,532)
Decrease	–	$–	(850)	$(10,061)

Multi-Asset Income Fund	Year Ended November 30, 2019		Year Ended November 30, 2018
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	4,983,674	$72,185,662	7,128,755	$106,570,981
Converted from Class B*	–	–	4,559	69,003
Converted from Class C**	1,148,763	16,985,884	562,708	8,415,974
Reinvestment of distributions	1,622,422	22,944,162	1,617,108	24,062,715
Shares reacquired	(12,579,199)	(181,503,402)	(12,373,137)	(184,458,293)
Decrease	(4,824,340)	$(69,387,694)	(3,060,007)	$(45,339,620)

50

Notes to Financial Statements (continued)

Multi-Asset Income Fund	Year Ended November 30, 2019		Year Ended November 30, 2018
Class B Shares	Shares	Amount	Shares	Amount
Shares sold	–	$–	22	$262
Reinvestment of distributions	–	–	511	7,761
Shares reacquired	–	–	(44,723)	(685,813)
Converted to Class A*	–	–	(4,489)	(69,003)
Decrease	–	$–	(48,679)	$(746,793)
Class C Shares
Shares sold	1,310,603	$19,199,659	2,067,790	$31,399,542
Reinvestment of distributions	668,537	9,500,022	721,420	10,894,175
Shares reacquired	(6,698,826)	(98,571,003)	(7,956,457)	(120,382,550)
Converted to Class A**	(1,131,992)	(16,985,884)	(554,903)	(8,415,974)
Decrease	(5,851,678)	$(86,857,206)	(5,722,150)	$(86,504,807)
Class F Shares
Shares sold	2,164,773	$31,496,054	4,342,789	$64,964,389
Reinvestment of distributions	440,278	6,230,349	452,965	6,738,828
Shares reacquired	(5,171,312)	(74,604,494)	(6,106,798)	(90,852,710)
Decrease	(2,566,261)	$(36,878,091)	(1,311,044)	$(19,149,493)
Class F3 Shares
Shares sold	79,151	$1,151,662	100,315	$1,482,496
Reinvestment of distributions	10,385	146,802	9,394	138,875
Shares reacquired	(139,374)	(2,033,659)	(58,518)	(846,904)
Increase (decrease)	(49,838)	$(735,195)	51,191	$774,467
Class I Shares
Shares sold	402,951	$5,803,920	1,154,359	$16,955,367
Reinvestment of distributions	121,419	1,705,893	122,643	1,813,852
Shares reacquired	(1,422,423)	(20,435,890)	(1,274,048)	(18,898,365)
Increase (decrease)	(898,053)	$(12,926,077)	2,954	$(129,146)
Class R2 Shares
Shares sold	1,849	$27,665	2,528	$39,033
Reinvestment of distributions	238	3,463	185	2,820
Shares reacquired	(1,423)	(20,815)	(2,075)	(32,139)
Increase	664	$10,313	638	$9,714
Class R3 Shares
Shares sold	447,645	$6,503,136	309,618	$4,602,969
Reinvestment of distributions	44,302	627,630	37,806	562,455
Shares reacquired	(343,040)	(4,999,229)	(361,707)	(5,409,857)
Increase (decrease)	148,907	$2,131,537	(14,283)	$(244,433)
Class R4 Shares
Shares sold	89,878	$1,304,447	124,744	$1,853,639
Reinvestment of distributions	5,083	72,374	2,666	39,512
Shares reacquired	(56,195)	(819,577)	(42,724)	(635,904)
Increase	38,766	$557,244	84,686	$1,257,247

51

Notes to Financial Statements (continued)

Multi-Asset Income Fund	Year Ended November 30, 2019		Year Ended November 30, 2018
Class R5 Shares	Shares	Amount	Shares	Amount
Shares sold	413	$5,727	385	$5,768
Reinvestment of distributions	82	1,169	61	897
Shares reacquired	(24)	(356)	(18)	(256)
Increase	471	$6,540	428	$6,409
Class R6 Shares
Shares sold	26,475	$380,849	131,049	$1,987,040
Reinvestment of distributions	6,758	95,475	4,381	64,680
Shares reacquired	(37,767)	(541,841)	(13,306)	(197,405)
Increase (decrease)	(4,534)	$(65,517)	122,124	$1,854,315
Class T Shares(a)
Reinvestment of distributions	–	$–	16	$243
Shares reacquired	–	–	(698)	(10,458)
Decrease	–	$–	(682)	$(10,215)

*	Automatic conversion of Class B shares occurred on the 25th day of the month (or, if the 25th day was not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted. Class B shares were closed on April 25, 2018.
**	Automatic conversion of Class C shares occurs on the 25th day of the month (or, if the 25th day was not a business day, the next business day thereafter) following the tenth anniversary of the day on which the purchase order was accepted.
(a)	Closed on July 24, 2018.

15.	REORGANIZATIONS

As of the close of business on June 21, 2019, Multi-Asset Balanced Opportunity Fund acquired the net assets of the Multi-Asset Global Opportunity and Multi-Asset Growth Funds, pursuant to plans of reorganization. The reorganizations permitted the Multi-Asset Growth and Multi-Asset Global Opportunity Funds’ shareholders to pursue a substantially similar investment goal, but as part of a larger fund with a lower expense ratio. The acquisition was accomplished by a tax-free exchange whereby holders of shares of Multi-Asset Global Opportunity and Multi-Asset Growth Funds outstanding on June 21, 2019 received shares valued at $170,388,322 and $1,001,514,418, respectively of Multi-Asset Balanced Opportunity Fund. Multi-Asset Balanced Opportunity Fund’s net assets at the date of acquisition, including $9,733,947 of net unrealized appreciation, $211,054 of distributions in excess of net investment income and $38,600,141 of accumulated net realized losses, were combined with those of Multi-Asset Balanced Opportunity Fund. The cost basis of securities received from the Multi-Asset Global Opportunity and Multi-Asset Growth Funds were carried forward.

The total net assets of the Multi-Asset Global Opportunity and Multi-Asset Growth Funds immediately before the transfer were $170,388,322 and $1,001,514,418, respectively. Total net assets of Multi-Asset Balanced Opportunity Fund immediately before the transfer were $1,475,996,251. Total net assets of Multi-Asset Balanced Opportunity Fund immediately after the transfer were $2,647,898,991.

52

Notes to Financial Statements (concluded)

The following table illustrates share conversion ratios and dollar amounts of the reorganizations on June 21, 2019:

Class	Multi-Asset Global Opportunity Fund Shares	Conversion Ratio	Multi-Asset Balanced Opportunity Fund Shares	Multi-Asset Balanced Opportunity Fund Amount
A	10,047,035	0.981003	9,856,172	$112,064,676
C	2,093,303	0.881735	1,845,739	20,856,847
F	331,468	0.981319	325,276	3,698,388
F3	970	0.988446	959	10,920
I	102,866	0.988540	101,687	1,156,175
R2	38,489	0.980714	37,746	438,979
R3	202,712	0.989868	200,658	2,277,466
R4	56,888	0.979789	55,738	633,740
R5	4,193	0.987507	4,141	47,162
R6	2,593,280	0.989578	2,566,253	29,203,969

Class	Multi-Asset Growth Fund Shares	Conversion Ratio	Multi-Asset Balanced Opportunity Fund Shares	Multi-Asset Balanced Opportunity Fund Amount
A	45,635,127	1.447010	66,034,485	$750,812,090
C	8,795,170	1.439938	12,664,500	143,108,852
F	1,970,382	1.446623	2,850,400	32,409,049
F3	1,936	1.456427	2,819	32,113
I	1,828,588	1.455462	2,661,440	30,260,569
R2	2,410	1.450576	3,496	40,659
R3	1,716,344	1.445031	2,480,170	28,149,931
R4	337,928	1.444600	488,171	5,550,506
R5	1,500	1.453968	2,180	24,836
R6	670,780	1.457504	977,664	11,125,813

Had the acquisition been completed on December 1, 2018, the beginning of Multi-Asset Balanced Opportunity Fund’s 2019 fiscal year, the Fund’s condensed pro-forma results of operations for the fiscal year ended November 30, 2019 would be as follows:

Net investment income:	$62,646,835
Net realized and unrealized gain on investments:	205,602,427
Net realized and unrealized loss on futures contracts, forward foreign currency exchange contracts, written options and foreign currency related transactions:	(29,710,541)
Net increase in net assets resulting from operations:	238,538,721

The combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed. Revenue and earnings of Multi-Asset Global Opportunity and Multi-Asset Growth Funds’ portfolio holdings have been included in Multi-Asset Balanced Opportunity Fund’s Statement of Operations since the date of acquisition.

53

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Lord Abbett Investment Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Lord Abbett Multi-Asset Balanced Opportunity Fund and Lord Abbett Multi-Asset Income Fund, two of the funds constituting the Lord Abbett Investment Trust (the “Trust”), as of November 30, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the two funds constituting the Trust as of November 30, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Trust’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP
New York, New York
January 28, 2020

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

54

Investments in Underlying Funds (unaudited)

The Funds invest in Underlying Funds managed by Lord Abbett. As of November 30, 2019, each Fund’s long-term investments were allocated among the Underlying Funds as follows:

Multi-Asset Balanced Opportunity Fund’s Investments:

Underlying Fund Name	% of Investments
Lord Abbett Investment Trust – Convertible Fund – Class I	6.38%
Lord Abbett Investment Trust – Core Fixed Income Fund – Class I	4.99%
Lord Abbett Global Fund, Inc. – Emerging Markets Bond Fund – Class I	3.62%
Lord Abbett Securities Trust – Focused Large Cap Value Fund – Class I	1.06%
Lord Abbett Securities Trust – Fundamental Equity Fund – Class I	17.01%
Lord Abbett Securities Trust – Growth Leaders Fund – Class I	8.10%
Lord Abbett Research Fund, Inc. – Growth Opportunities Fund – Class I	11.97%
Lord Abbett Investment Trust – High Yield Fund – Class I	16.47%
Lord Abbett Investment Trust – Inflation Focused Fund – Class I	4.57%
Lord Abbett Securities Trust – International Equity Fund – Class I	4.97%
Lord Abbett Securities Trust – International Value Fund – Class I	4.93%
Lord Abbett Mid Cap Stock Fund, Inc. – Class I	10.01%
Lord Abbett Investment Trust – Ultra Short Bond Fund – Class I	5.92%

Multi-Asset Income Fund’s Investments:

Underlying Fund Name	% of Investments
Lord Abbett Investment Trust – Convertible Fund – Class I	9.53%
Lord Abbett Investment Trust – Core Fixed Income Fund – Class I	2.02%
Lord Abbett Global Fund, Inc. – Emerging Markets Bond Fund – Class I	5.06%
Lord Abbett Securities Trust – Focused Large Cap Value Fund – Class I	1.04%
Lord Abbett Securities Trust – Fundamental Equity Fund – Class I	9.47%
Lord Abbett Securities Trust – Growth Leaders Fund – Class I	3.49%
Lord Abbett Research Fund, Inc. – Growth Opportunities Fund – Class I	5.48%
Lord Abbett Investment Trust – High Yield Fund – Class I	16.56%
Lord Abbett Investment Trust – Inflation Focused Fund – Class I	7.54%
Lord Abbett Securities Trust – International Equity Fund – Class I	5.48%
Lord Abbett Securities Trust – International Value Fund – Class I	5.48%
Lord Abbett Mid Cap Stock Fund, Inc. – Class I	8.21%
Lord Abbett Investment Trust – Ultra Short Bond Fund – Class I	20.64%

The Ten Largest Holdings and the Holdings by Sector, as of November 30, 2019, for each Underlying Fund are presented below. Each Underlying Fund’s annual and semiannual reports, which are sent to shareholders and filed with the SEC, contain information about the Underlying Fund’s portfolio holdings, including a complete schedule of holdings. A complete schedule of holdings for each Underlying Fund is also filed with the SEC on Form N-PORT as of the end of each respective Underlying Fund’s first and third quarters. In addition, on or about the first day of the second month following each calendar quarter-end, each Fund makes publicly available a complete schedule of its portfolio holdings as of the last day of each such quarter. The information for the most recently ended calendar quarter may be viewed at www.lordabbett.com or requested at no charge by calling Lord Abbett at 888–522–2388.

55

Investments in Underlying Funds (unaudited)(continued)

Lord Abbett Investment Trust – Convertible Fund

Ten Largest Holdings	% of Investments
Ctrip.com International Ltd. (China), 1.00%, 07/01/2020	4.71%
Microchip Technology, Inc., 1.625%, 02/15/2025	4.04%
SunPower Corp., 4.00%, 01/15/2023	3.95%
Weibo Corp. (China), 1.25%, 11/15/2022	3.66%
Tesla, Inc., 2.00%, 05/15/2024	3.12%
Patrick Industries, Inc., 1.00%, 02/01/2023	2.48%
Advanced Micro Devices, Inc., 2.125%, 09/01/2026	2.16%
DexCom, Inc., 0.75%, 05/15/2022	2.16%
Novellus Systems, Inc., 2.625%, 05/15/2041	2.07%
Akamai Technologies, Inc., 0.375%, 09/01/2027	1.99%

Holding by Sector*	% of Investments
Automotive	3.97%
Banking	2.46%
Basic Industry	2.48%
Capital Goods	2.27%
Consumer Goods	1.47%
Energy	0.72%
Health Care	14.33%
Leisure	1.41%
Media	5.08%
Real Estate	1.90%
Retail	2.98%
Services	3.32%
Technology & Electronics	47.75%
Telecommunication	1.80%
Transportation	2.45%
Utilities	2.69%
Repurchase Agreement	2.92%
Total	100.00%

*	A sector may comprise several industries.

Lord Abbett Investment Trust – Core Fixed Income Fund

Ten Largest Holdings	% of Investments
Federal National Mortgage Assoc., 3.50%, 12/12/2049	20.58%
U.S. Treasury Bill, Zero Coupon, 12/03/2019	9.60%
U.S. Treasury Bill, Zero Coupon, 01/30/2020	6.27%
Federal National Mortgage Assoc. 3.00%, 12/12/2049	3.57%
U.S. Treasury Note, 2.50%, 01/31/2021	3.26%
Federal National Mortgage Assoc. 3.00%, 12/06/2019	3.20%
U.S. Treasury Inflation Indexed Note, 0.625%, 04/15/2023	2.85%
Japan Treasury Discount Bill, Zero Coupon, 01/27/2020	2.84%
Federal National Mortgage Assoc. 4.00%, 12/12/2049	2.60%
U.S. Treasury Bond, 2.25%, 08/15/2049	2.53%

56

Investments in Underlying Funds (unaudited)(continued)

Holding by Sector*	% of Investments
Auto	0.45%
Capital Goods	0.26%
Consumer Cyclicals	0.29%
Consumer Services	0.49%
Consumer Staples	0.40%
Energy	1.40%
Financial Services	24.42%
Foreign Government	3.79%
Health Care	0.19%
Integrated Oils	0.69%
Materials and Processing	0.39%
Municipal	0.03%
Producer Durables	0.54%
Technology	0.55%
Telecommunications	0.44%
Transportation	0.33%
U.S. Government	62.82%
Utilities	1.09%
Repurchase Agreement	1.43%
Total	100.00%

*	A sector may comprise several industries.

Lord Abbett Global Fund, Inc. – Emerging Markets Bond Fund

Ten Largest Holdings	% of Investments
Republic of Nigeria, 6.50%, 11/28/2027	1.74%
Dominican Republic, 5.95%, 01/25/2027	1.64%
Republic of Colombia, 5.00%, 06/15/2045	1.57%
Ukraine Government, 7.375%, 09/25/2032	1.49%
United Mexican States, 4.50%, 01/31/2050	1.42%
State of Qatar, 3.25%, 06/02/2026	1.38%
Petroleos Mexicanos (Mexico), 5.35%, 02/12/2028	1.35%
Pakistan Government International Bond, 8.25%, 04/15/2024	1.35%
Ivory Coast Bond, 6.375%, 03/03/2028	1.29%
Arab Republic of Egypt, 6.588%, 02/21/2028	1.22%

Holding by Sector*	% of Investments
Banking	5.15%
Basic Industry	2.34%
Consumer Goods	1.66%
Energy	13.58%
Financial Services	2.57%
Foreign Government	63.03%
Real Estate	0.53%
Services	0.58%
Telecommunications	0.55%
Transportation	2.58%
Utilities	5.15%
Repurchase Agreement	2.28%
Total	100.00%

*	A sector may comprise several industries.

57

Investments in Underlying Funds (unaudited)(continued)

Lord Abbett Securities Trust – Focused Large Cap Value Fund

Ten Largest Holdings	% of Investments
Wells Fargo & Co.	4.07%
Citigroup, Inc.	3.95%
E*TRADE Financial Corp.	3.91%
Spectrum Brands Holdings, Inc.	3.72%
Nucor Corp.	3.71%
Dow, Inc.	3.70%
CVS Health Corp.	3.65%
Cummins, Inc.	3.51%
Intel Corp.	3.47%
Wabtec Corp.	3.45%

Holding by Sector*	% of Investments
Auto	2.25%
Capital Goods	3.47%
Consumer Cyclicals	6.78%
Consumer Discretionary	8.35%
Energy	6.02%
Financial Services	28.13%
Health Care	12.72%
Integrated Oils	2.49%
Materials and Processing	7.42%
Producer Durables	12.91%
Technology	2.83%
Telecommunications	4.58%
Utilities	1.51%
Repurchase Agreement	0.54%
Total	100.00%

*	A sector may comprise several industries.

Lord Abbett Securities Trust – Fundamental Equity Fund

Ten Largest Holdings	% of Investments
JPMorgan Chase & Co.	3.12%
Wells Fargo & Co.	3.04%
Verizon Communications, Inc.	2.71%
United Technologies Corp.	2.45%
Citigroup, Inc.	2.21%
Walt Disney Co. (The)	2.20%
Apple, Inc.	2.16%
U.S. Bancorp	2.15%
Intel Corp.	1.95%
TJX Cos., Inc. (The)	1.74%

58

Investments in Underlying Funds (unaudited)(continued)

Holding by Sector*	% of Investments
Communication Services	8.22%
Consumer Discretionary	5.11%
Consumer Staples	8.44%
Energy	8.55%
Financial Services	23.80%
Health Care	13.90%
Industrials	10.72%
Information Technology	8.21%
Materials	4.11%
Real Estate	2.38%
Utilities	6.16%
Repurchase Agreement	0.40%
Total	100.00%

*	A sector may comprise several industries.

Lord Abbett Securities Trust – Growth Leaders Fund

Ten Largest Holdings	% of Investments
Microsoft Corp.	5.94%
Apple, Inc.	5.46%
Alphabet, Inc. Class A	3.33%
Mastercard, Inc. Class A	3.13%
Amazon.com, Inc.	2.84%
NVIDIA Corp.	2.17%
Visa, Inc. Class A	2.17%
Vertex Pharmaceuticals, Inc.	1.97%
Intuitive Surgical, Inc.	1.92%
NIKE, Inc. Class B	1.87%

Holding by Sector*	% of Investments
Communication Services	11.61%
Consumer Discretionary	18.69%
Financial Services	4.49%
Health Care	14.42%
Industrials	10.00%
Information Technology	38.60%
Repurchase Agreement	2.19%
Total	100.00%

*	A sector may comprise several industries.

59

Investments in Underlying Funds (unaudited)(continued)

Lord Abbett Research Fund – Growth Opportunities Fund

Ten Largest Holdings	% of Investments
Global Payments, Inc.	3.86%
Fidelity National Information Services, Inc.	3.37%
RingCentral, Inc. Class A	2.49%
O’Reilly Automotive, Inc	2.40%
Dollar General Corp.	2.33%
TransDigm Group, Inc.	2.30%
Burlington Stores, Inc.	2.11%
SBA Communications Corp.	2.00%
Centene Corp.	1.90%
FleetCor Technologies, Inc.	1.87%

Holding by Sector*	% of Investments
Communication Services	2.17%
Consumer Discretionary	15.66%
Consumer Staples	3.38%
Energy	0.95%
Financials	6.59%
Health Care	15.99%
Industrials	19.05%
Information Technology	30.10%
Materials	3.30%
Real Estate	2.00%
Repurchase Agreement	0.81%
Total	100.00%

*	A sector may comprise several industries.

Lord Abbett Investment Trust – High Yield Fund

Ten Largest Holdings	% of Investments
Sprint Capital Corp., 6.875%, 11/15/2028	1.87%
DISH DBS Corp., 7.75%, 07/01/2026	1.22%
Ally Financial, Inc., 8.00%, 11/01/2031	0.78%
CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%, 05/01/2027	0.70%
Tesla, Inc., 5.30%, 08/15/2025	0.67%
CCO Holdings LLC/CCO Holdings Capital Corp., 5.875%, 05/01/2027	0.65%
Altice France SA, 7.375%, 05/01/2026	0.65%
General Electric Co. 5.00%	0.62%
TransDigm, Inc., 6.375%, 06/15/2026	0.56%
Tenet Healthcare Corp. 5.125%, 05/01/2025	0.55%

60

Investments in Underlying Funds (unaudited)(continued)

Holding by Sector*	% of Investments
Advertising	0.04%
Asset Backed	0.18%
Automotive	3.80%
Banking	3.35%
Basic Industry	11.51%
Capital Goods	7.30%
Commercial Mortgage Backed	0.31%
Communications	0.10%
Consumer Cyclicals	0.22%
Consumer Discretionary	1.04%
Consumer Goods	3.63%
Consumer Non-Cyclical	0.02%
Consumer Staples	0.20%
Energy	12.39%
Financial Services	7.59%
Foreign Government	0.49%
Health Care	9.04%
Industrials	0.74%
Information Technology	0.26%
Insurance	0.84%
Leisure	5.10%
Local Authority	0.10%
Materials	0.39%
Media	11.16%
Real Estate	0.05%
Retail	1.44%
Technology & Electronics	3.32%
Telecommunications	3.22%
Transportation	5.65%
Utilities	2.01%
Repurchase Agreement	4.51%
Total	100.00%

*	A sector may comprise several industries.

Lord Abbett Investment Trust – Inflation Focused Fund

Ten Largest Holdings	% of Investments
U.S. Treasury Notes, 1.50%, 11/30/2021	1.01%
BX Commercial Mortgage Trust 2019–XL 2019–XL A, 2.6854%, 10/15/2036	0.92%
VNDO Mortgage Trust 2012–6AVE A, 2.9956%, 11/15/2030	0.84%
Ally Master Owner Trust 2018–4 A, 3.30%, 07/17/2023	0.67%
Sabine Pass Liquefaction LLC, 5.625%, 04/15/2023	0.64%
Ford Credit Auto Owner Trust 2015–1 A, 2.12%, 07/15/2026	0.59%
DBWF Mortgage Trust 2018–AMXP A, 3.8731%, 05/05/2035	0.57%
JPMorgan Chase Commercial Mortgage Securities Trust 2012–WLDN A, 3.9054%, 05/05/2030	0.56%
BBCMS Mortgage Trust 2018–TALL A, 2.7495%, 03/15/2037	0.53%
AT&T, Inc., 3.3116%, 06/12/2024	0.48%

61

Investments in Underlying Funds (unaudited)(continued)

Holding by Sector*	% of Investments
Auto	2.38%
Basic Industry	0.29%
Capital Goods	1.26%
Consumer Cyclicals	1.20%
Consumer Discretionary	1.13%
Consumer Services	1.11%
Consumer Staples	0.30%
Energy	8.29%
Financial Services	62.98%
Foreign Government	0.42%
Health Care	2.92%
Integrated Oils	0.49%
Materials and Processing	3.92%
Municipal	0.19%
Other	0.02%
Producer Durables	2.28%
Technology	2.85%
Telecommunications	0.88%
Transportation	0.90%
U.S. Government	1.52%
Utilities	3.54%
Repurchase Agreement	1.13%
Total	100.00%

*	A sector may comprise several industries.

Lord Abbett Securities Trust – International Equity Fund

Ten Largest Holdings	% of Investments
Alibaba Group Holding Ltd. ADR	2.77%
AIA Group Ltd.	2.14%
Nestle SA Registered Shares	2.12%
Novartis AG Registered Shares	2.04%
AstraZeneca plc	1.96%
Samsung Electronics Co., Ltd.	1.95%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	1.93%
Toyota Motor Corp.	1.86%
Allianz SE Registered Shares	1.83%
Sony Corp.	1.72%

62

Investments in Underlying Funds (unaudited)(continued)

Holding by Sector	% of Investments
Communication Services	2.78%
Consumer Discretionary	10.69%
Consumer Staples	10.64%
Energy	6.76%
Financials	20.85%
Health Care	8.77%
Industrials	14.52%
Information Technology	13.10%
Materials	6.48%
Real Estate	2.66%
Utilities	1.22%
Reprchase Agreement	1.53%
Total	100.00%

*	A sector may comprise several industries.

Lord Abbett Securities Trust – International Value Fund

Ten Largest Holdings	% of Investments
Royal Dutch Shell plc Class A ADR	3.17%
Toyota Motor Corp.	2.93%
Sanofi	2.84%
Credit Agricole SA	2.59%
Allianz SE Registered Shares	2.33%
Anglo American plc	2.21%
Sumitomo Mitsui Financial Group, Inc.	2.16%
Novartis AG Registered Shares	2.08%
Sony Corp.	2.08%
AXA SA	2.05%

Holding by Sector*	% of Investments
Communication Services	3.29%
Consumer Discretionary	12.97%
Consumer Staples	5.94%
Energy	9.82%
Financial Services	27.14%
Health Care	9.80%
Industrials	10.92%
Information Technology	4.62%
Materials	7.06%
Real Estate	4.66%
Utilities	2.10%
Repurchase Agreement	1.68%
Total	100.00%

*	A sector may comprise several industries.

63

Investments in Underlying Funds (unaudited)(continued)

Lord Abbett Mid Cap Stock Fund, Inc.

Ten Largest Holdings	% of Investments
FirstEnergy Corp.	2.01%
Hartford Financial Services Group, Inc. (The)	1.99%
Alexandria Real Estate Equities, Inc	1.93%
Stanley Black & Decker, Inc.	1.81%
E*TRADE Financial Corp.	1.77%
Cummins, Inc.	1.76%
Duke Realty Corp.	1.75%
CMS Energy Corp.	1.75%
Evergy, Inc.	1.73%
Landstar System, Inc.	1.72%

Holding by Sector*	% of Investments
Communication Services	1.99%
Consumer Discretionary	9.99%
Consumer Staples	4.23%
Energy	5.75%
Financials	18.07%
Health Care	8.06%
Industrials	14.09%
Information Technology	9.15%
Materials	6.80%
Real Estate	10.26%
Utilities	11.19%
Repurchase Agreement	0.42%
Total	100.00%

*	A sector may comprise several industries.

Lord Abbett Investment Trust – Ultra Short Bond Fund

Ten Largest Holdings	% of Investments
Goldman Sachs Group, Inc. (The), 3.4194%, 04/23/2020	1.35%
Morgan Stanley, 2.731%, 02/10/2021	1.29%
Bank of America Corp., 2.9376%, 07/21/2021	1.25%
Citigroup, Inc., 3.1278%, 01/10/2020	1.07%
Energy Transfer Partners, 2.5861%–2.6390%, 09/03/2019	0.95%
Federal Home Loan Bank Discount Notes, 09/06/2019	0.91%
Jabil, Inc., 2.6417%, 11/25/2019	0.87%
Autonation, Inc., 2.4852%, 09/06/2019	0.81%
Wells Fargo & Co., 3.1576%, 07/22/2020	0.79%
Glencore Funding LLC, 2.4589%–2.4906%, 09/13/2019	0.78%

64

Investments in Underlying Funds (unaudited)(concluded)

Holding by Sector*	% of Investments
Auto	8.32%
Capital Goods	1.12%
Consumer Cyclicals	4.15%
Consumer Discretionary	0.99%
Consumer Services	1.00%
Consumer Staples	2.29%
Energy	9.45%
Financial Services	52.44%
Health Care	4.11%
Integrated Oils	0.36%
Materials and Processing	5.48%
Producer Durables	2.18%
Technology	2.81%
Telecommunications	1.69%
Transportation	0.07%
U.S. Government	2.11%
Utilities	1.32%
Repurchase Agreement	0.11%
Total	100.00%

*	A sector may comprise several industries.

65

Supplemental Proxy Information (unaudited)

A joint special meeting of shareholders of each Fund was held on August 26, 2019. The joint special meeting was held for the purpose of electing members of each Fund’s Board of Trustees. Shareholders elected the following ten (10) Trustees at the joint special meeting:

•	Eric C. Fast
•	Evelyn E. Guernsey
•	Julie A. Hill
•	Kathleen M. Lutito
•	James M. McTaggart
•	Charles O. Prince
•	Karla M. Rabusch
•	Mark A. Schmid
•	Douglas B. Sieg
•	James L.L. Tullis

The results of the proxy solicitation on the preceding matter were as follows:

Lord Abbett Investment Trust

Nominee Votes	Votes For	Votes Withheld
Eric C. Fast	15,643,505,972.201	210,392,282.209
Evelyn E. Guernsey	15,641,065,356.699	212,832,897.741
Julie A. Hill	15,643,850,403.794	210,047,850.616
Kathleen M. Lutito	15,660,153,950.675	193,744,303.755
James M. McTaggart	15,633,589,967.945	220,308,286.465
Charles O. Prince	15,630,650,593.598	223,247,660.822
Karla M. Rabusch	15,641,844,350.984	212,053,903.446
Mark A. Schmid	15,647,960,480.331	205,937,774.089
Douglas B. Sieg	15,644,544,968.564	209,353,285.847
James L.L. Tullis	15,576,986,992.318	276,911,262.072

66

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Trust in accordance with the laws of the State of Delaware. The Board elects officers who are responsible for the day-to-day operations of each Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to each Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the investment adviser. Generally, each Trustee holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Trust’s organizational documents.

Lord Abbett, a Delaware limited liability company, is each Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Funds.

Interested Trustees

Mr. Sieg is affiliated with Lord Abbett and is an “interested person” of the Trust as defined in the Act. Mr. Sieg is director/trustee of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 57 investment portfolios. Mr. Sieg is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Trust	Principal Occupation and Other Directorships During the Past Five Years
Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Trustee since 2016; President and Chief Executive Officer since 2018	Principal Occupation: Managing Partner (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994. Other Directorships: None.

Independent Trustees

The following Independent Trustees also are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 57 investment portfolios.

Name, Address and Year of Birth	Current Position and Length of Service with the Trust	Principal Occupation and Other Directorships During the Past Five Years
Eric C. Fast Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1949)	Trustee since 2014

Principal Occupation: Chief Executive Officer of Crane Co., an industrial products company (2001 – 2014).

Other Directorships: Currently serves as director of Automatic Data Processing, Inc. (since 2007) and Regions Financial Corporation (since 2010). Previously served as a director of Crane Co. (1999 – 2014).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Trustee since 2011	Principal Occupation: None. Other Directorships: None.

67

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Trust	Principal Occupation and Other Directorships During the Past Five Years
Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Trustee since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Trustee since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None.

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2012	Principal Occupation: Independent management advisor and consultant (since 2012). Other Directorships: Blyth, Inc., a home products company (2004 – 2015).

Charles O. Prince Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1950)	Trustee since 2019

Principal Occupation: None. Formerly Chairman and Chief Executive Officer, Citigroup, Inc.

Other Directorships: Currently serves as director of Johnson & Johnson (2006 – Present). Previously served as director of Xerox Corporation (2008 – 2018).

Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Trustee since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003 – 2017); President of Wells Fargo Funds (2003 – 2016). Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Trustee since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (since 2009). Other Directorships: None.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2006; Chairman since 2017

Principal Occupation: Chairman of Tullis Health Investors – FL LLC (since 2018); CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (1990 – 2016).

Other Directorships: Currently serves as director of Crane Co. (since 1998), Alphatec Spine, Inc. (since 2018), and electroCore, Inc. (since 2018).

68

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Trust. All of the officers of the Trust also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Trust	Length of Service of Current Position	Principal Occupation During the Past Five Years
Douglas B. Sieg (1969)	President and Chief Executive Officer	Elected as President and Chief Executive Officer in 2018	Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994.

Jackson C. Chan (1964)	AML Compliance Officer	Elected in 2018	Deputy Chief Compliance Officer and Director of Regulatory Affairs, joined Lord Abbett in 2014.

Pamela P. Chen (1978)	Vice President, Assistant Secretary and Privacy Officer	Elected as Vice President and Assistant Secretary in 2018 and Privacy Officer in 2019	Associate General Counsel, joined Lord Abbett in 2017 and was formerly Special Counsel at Schulte, Roth & Zabel LLP (2005 – 2017).

John T. Fitzgerald (1975)	Vice President and Assistant Secretary	Elected in 2018	Deputy General Counsel, joined Lord Abbett in 2018 and was formerly Deputy Head of U.S. Funds Legal, Executive Director and Assistant General Counsel at JPMorgan Chase (2005 – 2018).

Vito A. Fronda (1969)	Treasurer	Elected in 2018	Partner and Director of Fund Treasury and Tax, joined Lord Abbett in 2003.

Bernard J. Grzelak (1971)	Chief Financial Officer and Vice President	Elected in 2017	Partner and Chief Operating Officer, Global Funds and Risk, joined Lord Abbett in 2003.

Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016	Counsel, joined Lord Abbett in 2015 and was formerly an Associate at Stroock & Stroock & Lavan LLP (2007 – 2015).

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014.

69

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Trust	Length of Service of Current Position	Principal Occupation During the Past Five Years
Amanda S. Ryan (1978)	Vice President and Assistant Secretary	Elected in 2018	Counsel, joined Lord Abbett in 2016 and was formerly a Director and Corporate Counsel at PGIM Investments (2012 – 2016).

Lawrence B. Stoller (1963)	Vice President, Secretary and Chief Legal Officer	Elected as Vice President and Secretary in 2007 and Chief Legal Officer in 2019	Partner and General Counsel, joined Lord Abbett in 2007.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Trust’s Trustees. It is available free upon request.

70

Householding

The Trust has adopted a policy that allows it to send only one copy of each Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to each Fund’s portfolio securities, and information on how Lord Abbett voted each Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters as an attachment to Form N-PORT. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388.

Tax Information (unaudited)

The percentages below reflect the portion of ordinary income distributions that are eligible for the corporate dividend received deduction (DRD) and qualified dividend income (QDI) for individual shareholders:

Fund Name	DRD	QDI
Multi-Asset Balanced Opportunity Fund	24%	35%
Multi-Asset Income Fund	15%	26%

Additionally, of the distributions paid to shareholders during the fiscal year ended November 30, 2019, the following amounts represent short-term capital gains and long-term capital gains:

Fund Name	Short-term Capital Gains	Long-term Capital Gains
Multi-Asset Balanced Opportunity Fund	$1,402,140	$44,477,615

Each fund intends to pass through foreign source income and foreign taxes as follows:

Fund Name	Foreign Source Income	Foreign Taxes
Multi-Asset Balanced Opportunity Fund	$5,354,308	$679,754
Multi-Asset Income Fund	3,996,932	544,969

71

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.	Lord Abbett Investment Trust

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Lord Abbett Multi-Asset Balanced Opportunity Fund Lord Abbett Multi-Asset Income Fund	LASAF-2 (01/20)

LORD ABBETT

ANNUAL REPORT

Lord Abbett

Convertible Fund	Income Fund

Core Fixed Income Fund	Inflation Focused Fund

Core Plus Bond Fund	Short Duration Core Bond Fund

Corporate Bond Fund	Short Duration Income Fund

Floating Rate Fund	Total Return Fund

High Yield Fund	Ultra Short Bond Fund

For the fiscal year ended November 30, 2019

Important Information on Paperless Delivery

Beginning in January 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, investment advisor or bank. Instead, the reports will be made available on Lord Abbett’s website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Shareholders who hold accounts directly with a Fund may elect to receive shareholder reports and other communications from the Fund electronically by signing into your Lord Abbett online account at lordabbett.com and selecting “Log In.” For further information, you may also contact the Funds at (800) 821-5129. Shareholders who hold accounts through a financial intermediary should contact them directly.

You may elect to receive all future reports in paper free of charge by contacting a Fund at (800) 821-5129. Your election to receive reports in paper will apply to all funds held with Lord Abbett. If your fund shares are held through a financial intermediary please contact them directly. Your election applies to all funds held with that intermediary.

Table of Contents

1	A Letter to Shareholders

18	Investment Comparisons

41	Information About Your Fund’s Expenses and Holdings Presented by Sector

Schedules of Investments:

66	Convertible Fund

72	Core Fixed Income Fund

90	Core Plus Bond Fund

118	Corporate Bond Fund

131	Floating Rate Fund

158	High Yield Fund

189	Income Fund

219	Inflation Focused Fund

275	Short Duration Core Bond Fund

295	Short Duration Income Fund

368	Total Return Fund

394	Ultra Short Bond Fund

422	Statements of Assets and Liabilities

430	Statements of Operations

436	Statements of Changes in Net Assets

444	Financial Highlights

490	Notes to Financial Statements

546	Report of Independent Registered Public Accounting Firm

548	Supplemental Information to Shareholders

Lord Abbett Investment Trust

Lord Abbett Convertible Fund, Lord Abbett Core Fixed Income Fund, Lord Abbett Core Plus Bond Fund, Lord Abbett Corporate Bond Fund, Lord Abbett Floating Rate Fund, Lord Abbett High Yield Fund, Lord Abbett Income Fund, Lord Abbett Inflation Focused Fund, Lord Abbett Short Duration Core Bond Fund, Lord Abbett Short Duration Income Fund, Lord Abbett Total Return Fund, and Lord Abbett Ultra Short Bond Fund

Annual Report

For the fiscal year ended November 30, 2019

From left to right: James L.L. Tullis, Independent Chairman of the Lord Abbett Funds and Douglas B. Sieg Trustee, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Funds for the fiscal year ended November 30, 2019. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and more timely information about the Funds, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on each Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Douglas B. Sieg

Trustee, President, and Chief Executive Officer

Lord Abbett Convertible Fund

For the fiscal year ended November 30, 2019, the Fund returned 15.80%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared to its benchmark, the

ICE BofAML U.S. Convertibles Index,1 which returned 14.54% over the same period.

Despite bouts of volatility arising from U.S./China trade tensions, risk assets generally rallied during the trailing 12-months ended November 30, 2019, primarily due to the dovish comments from central banks around the globe, culminating in the longest U.S. economic expansion on record. One of the more notable shifts over the year was the U.S. Federal Reserve’s (the “Fed”) transition to a more dovish policy stance, with Chairman Jerome Powell stating that the Fed would act appropriately to sustain economic growth. Given the uncertain market outlook and the muted inflation pressure at the beginning of 2019, the Fed cut interest rates by 25 basis points in July, September and October. Expectations of a “Phase 1” trade deal between the U.S. and China improved confidence and reduced uncertainty, while bolstering the outlook for global growth.

The U.S. equity market produced strong returns, with the S&P 500 Index2 returning 16.1% over the period. Credit sectors also performed exceptionally well, with investment grade bonds benefiting from a sizeable decline in spreads along with a sharp downward shift in the yield curve. High yield bonds also produced positive returns with modest spread compression. High yield performance was characterized by a sharp up-in-quality bias, as the “CCC” segment underperformed. The energy sector dragged on high yield performance, which we believe was largely due to idiosyncratic issues within select industries. Convertibles was one of the best performing fixed income categories during the period, as strong growth from the technology sector and surging U.S. equity markets were major benefits to the asset class. The convertible market saw robust issuance during the period, with issuance on pace to reach a multi-year high.

Among the largest contributors to the Fund’s relative performance during the period was security selection within the information technology and energy sectors. Furthermore, the Fund’s security selection within the industrials sector also contributed to relative performance.

Among the largest detractors from the Fund’s relative performance during the period were security selection and overweights within the consumer discretionary and communication services sectors. Positioning within the health care sector also detracted from relative performance.

Lord Abbett Core Fixed Income Fund

For the 12-month period ended November 30, 2019, the Fund returned 9.79%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared to its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index,3 which returned 10.79%.

The trailing 12-month period was characterized by several market-moving events. Following a tumultuous fourth quarter of 2018, where trade tensions and monetary policy uncertainty sent many investors toward safety, the market staged a strong recovery. After the worst December since 1931, the S&P 500 Index2 posted its best January performance since 1987. Trade tensions continued to dominate headlines, as trade negotiations between the U.S. and China remained volatile throughout the period. One of the more notable shifts over the year was the U.S. Federal Reserve’s (the “Fed”) transition to a more dovish policy stance, with Chairman Jerome Powell stating that the Fed would act appropriately to sustain economic growth. Given the uncertain market outlook and the muted inflation pressure, the Fed announced its decision to cut interest rates by 25 basis points on July 31, 2019 to a range of 2.00-2.25%. This was the first time that the Fed had cut interest rates since December 2008. The Fed followed that decision with two more 25 basis point rate cuts in September and October, citing “implications of global developments for the economic outlook as well as muted inflation pressures”. Chairman Powell signaled a likely pause on future rate cuts, resulting in the market-based probability of a fourth rate cut dipping below 25%. The combination of a dovish Fed, trade pressures, and slowing economic growth resulted in falling rates across the U.S. Treasury yield curve and further increased the partial curve inversion. In fact, the yield on the 10-year U.S. Treasury fell below 1.5% in September to its lowest level since 2016. In August, spreads between the U.S. 10-year Treasury and the 2-year Treasury inverted for the first time in over a decade. After several months of concern, the yield curve steepened in November following a sharp shift in sentiment, with all maturities moving out of inversion territory.

The U.S. equity market produced strong returns, with the S&P 500 Index2 returning 16.1% over the period. Credit sectors also performed exceptionally well, with investment grade bonds benefiting from a sizeable decline in spreads along with a sharp downward shift in the yield curve. High yield bonds also produced positive returns with modest spread compression. High yield performance was characterized by an up-in-quality bias, as the “CCC” segment underperformed. The energy sector dragged on high yield performance, largely due to idiosyncratic issues within select industries.

For the 12-month period ended November 30, 2019, the largest detractor to the Fund’s relative performance was an off-benchmark allocation to short-term cash equivalents. Cash equivalents underperformed the benchmark and longer duration debt as rates fell across the yield curve, providing a tailwind to more interest rate sensitive securities. In addition, an underweight to sovereign bonds detracted from relative performance as the asset class outperformed the broader benchmark over the period. Security selection within sovereign bonds also detracted over the period.

The largest contributor to the Fund’s relative performance during the period came from security selection within investment-grade corporate bonds. Specifically, security selection within the financials sector contributed to performance. We remain attracted to select securities within the financials sector due to strict regulations, strong balance sheets, more conservative management teams, and improved quality relative to the pre-crisis period. Also contributing to relative performance was an underweight to U.S. Treasury bonds, as the asset class underperformed the broader index during the period.

Lord Abbett Core Plus Bond Fund

For the 12-month period ended November 30, 2019, the Fund returned 10.39%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared to its benchmark, the Bloomberg Barclays U.S. Universal Index,4 which returned 10.84%.

The trailing 12-month period was characterized by several market moving events. Following a tumultuous fourth quarter of 2018, where trade tensions and monetary policy uncertainty sent many investors toward safety, the market staged a strong recovery. After the worst December since 1931, the S&P 500 Index2 posted its best January performance since 1987. Trade tensions continued to dominate headlines, as trade negotiations between the U.S. and China remained volatile throughout the period. One of the more notable shifts over the year was the U.S. Federal Reserve’s (the “Fed”) transition to a more dovish policy stance, with Chairman Jerome Powell stating that the Fed would act appropriately to sustain economic growth. Given the uncertain market outlook and the muted inflation pressure, the Fed announced its decision to cut interest rates by 25 basis points on July 31, 2019 to a range of 2.00-2.25%. This was the first time that the Fed had cut interest rates since December 2008. The Fed followed that decision with two more 25 basis point rate cuts in September and October, citing “implications of global developments for the economic outlook as well as muted inflation pressures”. Chairman Powell signaled a likely pause on future rate cuts, resulting in the market-based probability of a fourth rate cut dipping below 25%. The combination of a dovish Fed, trade pressures, and slowing economic growth resulted in falling rates across the U.S. Treasury yield curve and further increased the partial curve inversion. In fact, the yield on the 10-year U.S. Treasury fell below 1.5% in September to its lowest level since 2016. In August, spreads between the U.S. 10-year Treasury and the 2-year Treasury inverted for the first time in over a decade. After several months of concern, the yield curve steepened in November following a sharp shift in sentiment, with all maturities moving out of inversion territory.

The U.S. equity market produced strong returns, with the S&P 500 Index2 returning 16.1% over the period. Credit sectors also performed exceptionally well, with investment grade bonds benefiting from a sizeable decline in spreads along with a sharp downward shift in the yield curve. Additionally, high yield bonds produced strong returns, with spreads compressing 28 basis points following weakness in November/December. Despite strong returns, high yield performance was characterized by a sharp up-in-quality bias, as the CCC segment sharply underperformed. The energy sector dragged on high yield performance, due largely to idiosyncratic issues within select industries.

For the 12-month period ended November 30, 2019, the largest detractors to the Fund’s relative performance were an underweight to and security selection within sovereign bonds. Additionally, an overweight to asset-backed securities (ABS) detracted from relative performance as the asset class underperformed other spread products during the period.

The largest contributor to the Fund’s relative performance over the period came from security selection within commercial mortgage-backed securities (CMBS). We continue to favor SASB (single-asset/single-borrower) deals across the credit spectrum. Generally, these deals have had superior asset quality, geographic locations, and underwriting, as well as stronger borrower profiles versus conduit deals. Also contributing to performance was an overweight to high yield corporate bonds. High yield bonds experienced strong performance over the period amid continued positive economic growth.

Lord Abbett Corporate Bond Fund

For the fiscal year ended November 30, 2019, the Fund returned 14.12%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared to its benchmark, the Bloomberg Barclays U.S. Corporate Investment Grade Index,5 which returned 15.85% over the period.

The trailing 12-month period was characterized by several market-moving events. Following a tumultuous fourth quarter of 2018, where trade tensions and monetary policy uncertainty sent many investors toward safety, the market staged a strong recovery. After the worst December since 1931, the S&P 500 Index2 posted its best January performance since 1987. Trade tensions continued to dominate headlines, as trade negotiations between the U.S. and China remained volatile throughout the period. One of the more notable shifts over the year was the U.S. Federal Reserve’s (the “Fed”) transition to a more dovish policy stance, with Chairman Jerome Powell stating that the Fed would act appropriately to sustain economic growth. Given the uncertain market outlook and the muted inflation pressure, the Fed announced its decision to cut interest rates by 25 basis points on July 31, 2019 to a range of 2.00-2.25%. This was the first time that the Fed had cut interest rates since December 2008. The Fed followed that decision with two more 25 basis point rate cuts in September and October, citing “implications of global developments for the economic outlook as well as muted inflation pressures”. Chairman Powell signaled a likely pause on future rate cuts, resulting in the market-based probability of a fourth rate cut dipping below 25%. The combination of a dovish Fed, trade pressures, and slowing economic growth resulted in falling rates across the U.S. Treasury yield curve and further increased the partial curve inversion. In fact, the yield on the 10-year U.S. Treasury fell below 1.5% in September to its lowest level since 2016. In August, spreads between the U.S. 10-year Treasury and the 2-year Treasury inverted for the first time in over a decade. After several months of concern, the yield curve steepened in November following a sharp shift in sentiment, with all maturities moving out of inversion territory.

Despite bouts of volatility arising from U.S./China trade tensions, risk assets generally rallied during the 12-month period ended November 30, 2019, primarily due to the dovish comments from central banks around the globe, culminating in the longest U.S. economic expansion on record. The U.S. equity market produced strong returns, with the S&P 500 Index2 returning 16.1% over the period. Credit sectors also performed exceptionally well, with investment grade bonds benefiting from a sizeable decline in spreads along with a sharp downward shift in the yield curve. High yield bonds also produced positive returns with modest spread compression. High yield performance was characterized by a sharp up-in-quality bias, as the “CCC” segment underperformed. The energy sector dragged on high yield performance, largely due to idiosyncratic issues within select industries.

Investment grade corporate bonds were among the top performing sectors for the Fund during the trailing 12-month period. Within the investment grade allocation, the Fund’s shorter duration positioning relative to the benchmark had a negative impact on performance considering the notable move in rates and flattening of the yield curve. Security selection, however, helped to offset this detraction. In particular, security selection within the financials sector helped to support relative performance during the period. Overall, the sector is subject to stricter regulations and is characterized by stronger balance sheets, more conservative management teams, and improved credit quality relative to the pre-crisis period. The Fund’s modest allocation to U.S. Treasury securities also contributed to relative performance during the period, as Treasuries produced strong returns during the period due to the rally in interest rates.

Lord Abbett Floating Rate Fund

For the fiscal year ended November 30, 2019, the Fund returned 2.90%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared to its benchmark, the Credit Suisse Leveraged Loan Index,6 which returned 4.02% over the same period.

The trailing 12-month period was characterized by several market-moving events. Following a tumultuous fourth quarter of 2018, where trade tensions and monetary policy uncertainty sent many investors toward safety, the market staged a strong recovery. After the worst December since 1931, the S&P 500 Index2 posted its best January performance since 1987. Trade tensions continued to dominate headlines, as trade negotiations between the U.S. and China remained volatile throughout the period. One of the more notable shifts over the year was the U.S. Federal Reserve’s (the “Fed”) transition to a more dovish policy stance, with Chairman Jerome Powell stating that the

Fed would act appropriately to sustain economic growth. The combination of a dovish Fed, trade pressures, and slowing economic growth resulted in a downward shift in the U.S. Treasury yield curve.

Despite bouts of volatility arising from U.S./China trade tensions, risk assets rallied during the 12-month period ended November 30, 2019, primarily due to the dovish comments from central banks around the globe, culminating in the longest U.S. economic expansion on record. Credit sectors performed exceptionally well, with investment grade bonds benefiting from a sizeable decline in spreads along with a sharp downward shift in the yield curve. Additionally, high yield bonds produced positive returns following weakness in November/December. High yield performance was characterized by a sharp up-in-quality bias, as the CCC segment underperformed. Bank loans posted positive returns, but underperformed the high yield market amidst a negative technical backdrop culminating in one of the longest and most pronounced periods of retail outflows on record. Loan performance was also characterized by an up-in-quality bias, as investors favored the largest and most liquid segment of the market.

Among the largest detractors from the Fund’s relative performance during the period was security selection in the manufacturing and consumer non-durables sectors. Additionally, the Fund’s underweight to the BB segment of the loan market was a detractor, as higher quality loans outperformed during the period.

Security selection within the energy and health care sectors was the largest contributor to relative performance on the year. The Fund’s avoidance of some of the worst performers in the energy sector was a relative contributor. Additionally, within the health care sector, the Fund’s avoidance of the challenged specialty pharmaceutical issuers tied to litigation arising from the opioid crisis was a positive contributor during the period.

Lord Abbett High Yield Fund

For the fiscal year ended November 30, 2019, the Fund returned 9.37%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared to its benchmark, the ICE BofA Merrill Lynch U.S. High Yield Constrained Index,7 which returned 9.61% over the same period.

The trailing 12-month period was characterized by several market-moving events. Following a tumultuous fourth quarter of 2018, where trade tensions and monetary policy uncertainty sent many investors toward safety, the market staged a strong recovery. After the worst December since 1931, the S&P 500 Index2 posted its best January performance since 1987. Trade tensions continued to dominate headlines, as trade negotiations between the U.S. and China remained volatile throughout the period [5]. One of the more notable shifts over the year was the U.S. Federal Reserve’s (the “Fed”) transition to a more dovish policy stance, with Chairman Jerome Powell stating that the Fed would act appropriately to sustain economic growth. The combination of a dovish Fed, trade pressures, and slowing economic growth resulted in a downward shift in the U.S. Treasury yield curve.

Despite bouts of volatility arising from U.S./China trade, risk assets rallied during the 12-month period ended November 30,

2019, primarily due to the dovish comments from central banks around the globe, culminating in the longest U.S. economic expansion on record. Credit sectors performed exceptionally well, with investment grade bonds benefiting from a sizeable decline in spreads along with a sharp downward shift in the yield curve. Additionally, high yield bonds produced strong returns following weakness in November/December. High yield performance was characterized by a sharp up-in-quality bias, as the CCC segment sharply underperformed. The CCC tier has been adversely affected this year by idiosyncratic weakness in select industries along with overall investor hesitation to enter the space given late cycle concerns and a strong preference for perceived quality and liquidity. The energy sector dragged on high yield performance, which we believe was due largely to idiosyncratic issues within select industries.

Among the largest detractors from the Fund’s relative performance was security selection within the retail sector. The Fund’s exposure to select secularly challenged brick & mortar issuers was a detractor in the first quarter following poor 4Q retail sales results. The Fund’s modest exposures to select off-benchmark asset classes, notably sovereign bonds and equity securities, were also detractors during the period. The Fund’s underweight to the outperforming BB segment was also a relative detractor, although selection across all credit tiers was a positive contributor.

Security selection within the energy and healthcare sectors was the largest contributor to relative performance on the year. Within the energy sector, the Fund exhibited strong selection in an environment of heightened volatility and increasing performance dispersion. Selection within the exploration & production and oil field equipment & services industries, the two worst performing segments, was the largest contributor, largely due to the Fund’s avoidance of some of the most stressed issuers in this space. The Fund’s avoidance of certain specialty pharmaceutical issuers tied to litigation arising from the opioid crisis was also a meaningful contributor during the period.

Lord Abbett Income Fund

For the fiscal year ended November 30, 2019, the Fund returned 13.02%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared to its benchmark, the Bloomberg Barclays U.S. Credit Bond Index,8 which returned 15.18% over the same period.

The trailing 12-month period was characterized by several market-moving events. Following a tumultuous fourth quarter of 2018, where trade tensions and monetary policy uncertainty sent many investors toward safety, the market staged a strong recovery. After the worst December since 1931, the S&P 500 Index2 posted its best January performance since 1987. Trade tensions continued to dominate headlines, as trade negotiations between the U.S. and China remained volatile throughout the period. One of the more notable shifts over the year was the U.S. Federal Reserve’s (the “Fed”) transition to a more dovish policy stance, with Chairman Jerome Powell stating that the Fed would act appropriately to sustain economic growth. Given the uncertain market outlook and the muted inflation pressure, the Fed announced its decision to cut interest rates by 25 basis points on July 31, 2019 to a range of 2.00-2.25%. This was the first time that the Fed had cut interest rates since December 2008. The Fed followed that decision with two more 25 basis point rate cuts in September and October, citing “implications of global developments for the economic outlook as well as muted inflation pressures”. Chairman Powell signaled a likely pause on future rate cuts, resulting in the market-based probability of a fourth rate cut dipping below 25%. The combination of a dovish Fed, trade pressures, and slowing economic growth resulted in falling rates across the U.S. Treasury yield curve and further increased the partial curve inversion. In fact, the yield on the 10-year U.S. Treasury fell below 1.5% in September to its lowest level since 2016. In August, spreads between the U.S. 10-year Treasury and the 2-year Treasury inverted for the first time in over a decade. After several months of concern, the yield curve steepened in November following a sharp shift in sentiment, with all maturities moving out of inversion territory.

Despite bouts of volatility arising from U.S./China trade tensions, risk assets generally rallied during the 12-month period ended November 30, 2019, primarily due to the dovish comments from central banks around the globe, culminating in the longest U.S. economic expansion on record. The U.S. equity market produced strong returns, with the S&P 500 Index2 returning 16.1% over the period. Credit sectors also performed exceptionally well, with investment grade bonds benefiting from a sizeable decline in spreads along with a sharp downward shift in the yield curve. High yield bonds also produced positive returns with modest spread compression. High yield performance was characterized by a sharp up-in-quality bias, as the “CCC” segment underperformed. The energy sector dragged on high yield performance, largely due to idiosyncratic issues within select industries.

Investment grade corporate bonds were among the top performing sectors for the Fund during the trailing 12-month period. While the benchmark predominantly consists of investment grade corporate bonds, the Fund takes a more diversified approach and maintained larger allocations to sectors that did not experience the same strength in performance during the trailing 12-month period. For example, the Fund’s allocation to high yield corporate bonds produced strong absolute returns as credit spreads narrowed, but lagged the performance of investment grade corporate bonds. Additionally, within the investment grade allocation, the Fund’s shorter duration positioning relative to its benchmark had a negative impact on relative performance due to the move in rates and flattening of the yield curve. The Fund’s modest allocation to emerging market sovereign securities also detracted from relative performance. In particular, Argentinian sovereign bonds sold-off in August following the unexpected defeat of President Mauricio Macri by Alberto Fernandez during Argentina’s primary vote.

The Fund’s position in “BBB” rated corporate bonds aided relative performance, as this credit tier produced strong returns. Additionally, selection within the consumer cyclicals sector and selection within the financials sector contributed to performance. Securities within the consumer cyclicals sector benefited from the strength of the American consumer, the low unemployment rate, rise in wages, and lower interest rates. We also remain attracted to securities within the financials sector because we believe they are subject to stricter regulations and have stronger balance sheets, more conservative management teams, and improved credit quality relative to the pre-crisis period.

Lord Abbett Inflation Focused Fund

For the fiscal year ended November 30, 2019, the Fund returned 1.19%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared to its benchmark, the Bloomberg Barclays U.S. 1-5 Year TIPS Index,9 which returned 4.49% over the same period.

The trailing 12-month period was characterized by several market moving events. Following a tumultuous fourth quarter of 2018, where trade tensions and monetary policy uncertainty sent many investors toward safety, the market staged a strong recovery. After the worst December since 1931, the S&P 500 Index2 posted its best January performance since 1987. Trade tensions continued to dominate headlines, as trade negotiations between the U.S. and China remained volatile throughout the period. One of the more notable shifts over the year was the U.S. Federal Reserve’s (the “Fed”) transition to a more dovish policy stance, with Chairman Jerome Powell stating that the Fed would act appropriately to sustain economic growth. Given the uncertain market outlook and the muted inflation pressure, the Fed announced its decision to cut interest rates by 25 basis points on July 31, 2019 to a range of 2.00-2.25%. This was the first time that the Fed had cut interest rates since December 2008. The Fed followed that decision with two more

25 basis point rate cuts in September and October, citing “implications of global developments for the economic outlook as well as muted inflation pressures.” Chairman Powell signaled a likely pause on future rate cuts, resulting in the market-based probability of a fourth rate cut dipping below 25%. The combination of a dovish Fed, trade pressures, and slowing economic growth resulted in falling rates across the U.S. Treasury yield curve and further increased the partial curve inversion. In fact, the yield on the 10-year U.S. Treasury fell below 1.5% in September to its lowest level since 2016. In August, spreads between the U.S. 10-year Treasury and the 2-year Treasury inverted for the first time in over a decade. After several months of concern, the yield curve steepened in November following a sharp shift in sentiment, with all maturities moving out of inversion territory.

Despite bouts of volatility arising from U.S./China trade tensions, risk assets generally rallied during the trialing 12-months, primarily due to the dovish comments from central banks around the globe, culminating in the longest U.S. economic expansion on record. The U.S. equity market produced strong returns, with the S&P 500 Index2 returning 16.1% over the period. Credit sectors also performed well, with investment grade bonds benefiting from a sizeable decline in spreads along with a sharp downward shift in the yield curve. High yield bonds also produced positive returns with modest spread compression. High yield performance was characterized by a sharp up-in-quality bias, as the “CCC” segment underperformed. The energy sector dragged on high yield performance, which we believe was largely due to idiosyncratic issues within select industries.

The strategic design of the Fund takes a different approach to inflation protection than its benchmark, which is comprised entirely of U.S. Treasury Inflation-Protected Securities (“TIPS”). This strategy combines a short-term bond portfolio with an overlay of CPI swaps through which the Fund seeks to hedge against inflation over a full market cycle. The Fund’s CPI swap overlay was a detractor from relative performance. Inflation expectations drastically fell in December 2018 following the elevated market volatility, collapse in oil prices, and economic growth concerns. While inflation expectations briefly ticked higher in April, CPI swaps produced negative returns during the trailing 12 months, as CPI inflation remained below the 2.0% goal for the majority of the period.

Within the underlying bond portfolio, a minor allocation to Argentinian sovereign securities also detracted from relative performance, as Argentinian sovereign bonds sold-off in August following the unexpected defeat of President Mauricio Macri by Alberto Fernandez during Argentina’s primary vote.

Conversely, within the underlying bond portfolio, the Fund’s allocation to investment grade corporate bonds contributed to relative performance, as credit spreads compressed and interest rates declined. Additionally, the underlying bond portfolio’s allocation to high quality commercial mortgage-backed securities (“CMBS”) contributed to relative performance. On a risk-adjusted basis, CMBS exhibited resilient performance during periods of market volatility during the trailing 12-months. Additionally, CMBS delinquency rates remained benign and the low interest rate and competitive lending environment provided a tailwind for CMBS performance.

Lord Abbett Short Duration Core Bond Fund

For the fiscal year ended November 30, 2019, the Fund returned 4.87%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared to its benchmark, the Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index,10 which returned 4.58% over the same period.

The trailing 12-month period was characterized by several market-moving events. Following a tumultuous fourth quarter of 2018, where trade tensions and monetary policy uncertainty sent many investors toward safety, the market staged a strong recovery. After the worst December since 1931, the S&P 500 Index2 posted its best January performance since 1987. Trade tensions continued to dominate headlines, as trade negotiations between the U.S. and China remained volatile throughout the period. One of the more notable shifts over the year was the U.S. Federal Reserve’s (the “Fed”) transition to a more dovish policy stance, with Chairman Jerome Powell stating that the Fed would act appropriately to sustain economic growth. Given the uncertain market outlook and the muted inflation pressure, the Fed announced its decision to cut interest rates by 25 basis points on July 31, 2019 to a range of 2.00-2.25%. This was the first time that the Fed had cut interest rates since December 2008. The Fed followed that decision with two more 25 basis point rate cuts in September and October, citing “implications of global developments for the economic outlook as well as muted inflation pressures”. Chairman Powell signaled a likely pause on future rate cuts, resulting in the market-based probability of a fourth rate cut dipping below 25%. The combination of a dovish Fed, trade pressures, and slowing economic growth resulted in falling rates across the U.S. Treasury yield curve and further increased the partial curve inversion. In fact, the yield on the 10-year U.S. Treasury fell below 1.5% in September to its lowest level since 2016. In August, spreads between the U.S. 10-year Treasury and the 2-year Treasury inverted for the first time in over a decade. After several months of concern, the yield curve steepened in November following a sharp shift in sentiment, with all maturities moving out of inversion territory.

Despite bouts of volatility arising from U.S./China trade tensions, risk assets generally rallied during the 12-month period ended November 30, 2019, primarily due to the dovish comments from central banks around the globe, culminating in the longest U.S. economic expansion on record. The U.S. equity market produced strong returns, with the S&P 500 Index2 returning 16.1% over the period. Credit sectors also performed exceptionally well, with investment grade bonds benefiting from a sizeable decline in spreads along with a sharp downward shift in the yield curve. High yield bonds also produced positive returns with modest spread compression. High yield performance was characterized by a sharp up-in-quality bias, as the “CCC” segment underperformed. The energy sector dragged on high yield performance, largely due to idiosyncratic issues within select industries.

Consistent with the Fund’s strategic design, the Fund maintained exposure to a variety of fixed income sectors in addition to the investment-grade corporate and government-related securities that are predominantly represented in the benchmark. This design provides portfolio diversification and allows for the flexibility to take advantage of relative value opportunities across sectors, and, in our view, these weightings were important factors affecting performance during the period.

The Fund’s allocation to securitized products contributed to relative performance. On a risk-adjusted basis, both commercial mortgage-backed securities (“CMBS”) and asset-backed securities (“ABS”) exhibited resilient performance during periods of market volatility within the 12-months ended November 30, 2019. CMBS delinquency rates remained benign, and the low interest rate and competitive lending environment provided a tailwind for CMBS performance. Additionally, despite a modest slowdown in soft economic indicators, consumer confidence remained generally robust, which positively impacted ABS performance. Security selection within investment grade corporate bonds also contributed to relative performance. Specifically, selection within “BBB” rated corporate bonds and bonds within the banking and financial services industries aided relative performance. Overall, the sector is subject to stricter regulations and is characterized by stronger balance sheets, more conservative management teams, and improved credit quality relative to the pre-crisis period.

While there were no major detractors from relative performance during the period, the Fund’s duration positioning within U.S. Treasuries created a drag on performance.

Lord Abbett Short Duration Income Fund

For the fiscal year ended November 30, 2019, the Fund returned 5.48%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared to its benchmark, the ICE BofA Merrill Lynch 1-3 Year U.S. Corporate Index,11 which returned 5.80% over the same period.

The trailing 12-month period was characterized by several market-moving events. Following a tumultuous fourth quarter of 2018, where trade tensions and monetary policy uncertainty sent many investors toward safety, the market staged a strong recovery. After the worst December since 1931, the S&P 500 Index2 posted its best January performance since 1987. Trade tensions continued to dominate headlines, as trade negotiations between the U.S. and China remained volatile throughout the period. One of the more notable shifts over the year was the U.S. Federal Reserve’s (the “Fed”) transition to a more dovish policy stance, with Chairman Jerome Powell stating that the Fed would act appropriately to sustain economic growth. Given the uncertain market outlook and the muted inflation pressure, the Fed announced its decision to cut interest rates by 25 basis points on July 31, 2019 to a range of 2.00-2.25%. This was the first time that the Fed had cut interest rates since December 2008. The Fed followed that decision with two more 25 basis point rate cuts in September and October, citing “implications of global developments for the economic outlook as well as muted inflation pressures”. Chairman Powell signaled a likely pause on future rate cuts, resulting in the market-based probability of a fourth rate cut dipping below 25%. The combination of a dovish Fed, trade pressures, and slowing economic growth resulted in falling rates across the U.S. Treasury yield curve and further increased the partial curve inversion. In fact, the yield on the 10-year U.S. Treasury fell below 1.5% in September to its lowest level since 2016. In August, spreads between the U.S. 10-year Treasury and the 2-year Treasury inverted for the first time in over a decade. After several months of concern, the yield curve steepened in November following a sharp shift in sentiment, with all maturities moving out of inversion territory.

Despite bouts of volatility arising from U.S./China trade tensions, risk assets generally rallied during the 12-month period ended November 30, 2019, primarily due to the dovish comments from central banks around the globe, culminating in the longest U.S. economic expansion on record. The U.S. equity market produced strong returns, with the S&P 500 Index2 returning 16.1% over the period. Credit sectors also performed exceptionally well, with investment grade bonds benefiting from a sizeable decline in spreads along with a sharp downward shift in the yield curve. High yield bonds also produced positive returns with modest spread compression. High yield performance was characterized by a sharp up-in-quality bias, as the “CCC” segment underperformed. The energy sector dragged on high yield performance, largely due to idiosyncratic issues within select industries.

Consistent with the Fund’s strategic design, the Fund maintained exposure to a variety of bond market sectors in addition to the investment grade corporate bonds represented in the benchmark. This design provides portfolio diversification and allows for the flexibility to pursue relative value opportunities across sectors. In our view, these sector weightings were important factors affecting performance during the period.

The Fund’s duration positioning within its investment grade corporate bond allocation weighed on relative performance. In the second half of the period, we reduced the Fund’s corporate duration positioning, maintaining a slightly shorter duration relative to the benchmark, and applied a steepener trade by buying shorter dated securities and selling longer dated securities. This created a drag on relative performance, given the significant rally in rates and flattening in the U.S. Treasury yield curve at the end of the second quarter and in the third quarter of 2019. Additionally, the Fund’s minor allocation to Argentinian sovereign securities detracted from relative performance, as Argentinian sovereign bonds sold-off in August following the unexpected defeat of President Mauricio Macri by Albert Fernandez during Argentina’s primary vote.

The Fund’s allocation to high quality commercial mortgage-backed securities (“CMBS”) was the primary contributor to relative performance. On a risk-adjusted basis, CMBS exhibited resilient performance during periods of market volatility within the 12-months ended November 30, 2019. Additionally, CMBS delinquency rates remained benign and the low interest rate and competitive lending environment provided a tailwind for CMBS performance. While high yield corporate bonds experienced some volatility during the year due to the U.S.-China trade tensions, mixed messaging from the Fed and the inverted yield curve, high yield credit spreads modestly compressed, which also aided the Fund’s relative performance during the period.

Lord Abbett Total Return Fund

For the 12-month period ended November 30, 2019, the Fund returned 9.62%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared to its benchmark, the Bloomberg Barclays U.S. Universal Index4 which returned 10.84%.

The trailing 12-month period was characterized by several market-moving events. Following a tumultuous fourth quarter of 2018, where trade tensions and monetary policy uncertainty sent many investors toward safety, the market staged a strong recovery. After the worst December since 1931, the S&P 500 Index2 posted its best January performance since 1987. Trade tensions continued to dominate headlines, as trade negotiations between the U.S. and China remained volatile throughout the period. One of the more notable shifts over the year was the U.S. Federal Reserve’s (the “Fed”) transition to a more dovish policy stance, with Chairman Jerome Powell stating that the Fed would act appropriately to sustain economic growth. Given the uncertain market outlook and the muted inflation pressure, the Fed announced its decision to cut interest rates by 25 basis points on July 31, 2019 to a range of 2.00-2.25%. This was the first time that the Fed had cut interest rates since December 2008. The Fed followed that decision with two more 25 basis point rate cuts in September and October, citing “implications of global developments for the economic outlook as well as muted inflation pressures”. Chairman Powell signaled a likely pause on future rate cuts, resulting in the market-based probability of a fourth rate cut dipping below 25%. The combination of a dovish Fed, trade pressures, and slowing economic growth resulted in falling rates across the U.S. Treasury yield curve and further increased the partial curve inversion. In fact, the yield on the 10-year U.S. Treasury fell below 1.5% in September to its lowest level since 2016. In August, spreads between the U.S. 10-year Treasury and the 2-year Treasury inverted for the first time in over a decade. After several months of concern, the yield curve steepened in November following a sharp shift in sentiment, with all maturities moving out of inversion territory.

The U.S. equity market produced strong returns, with the S&P 500 Index2 returning 16.1% over the period. Credit sectors also performed exceptionally well, with investment grade bonds benefiting from a sizeable decline in spreads along with a sharp downward shift in the yield curve. High yield bonds also produced positive returns with modest spread compression. High yield performance was characterized by an up-in-quality bias, as the “CCC” segment underperformed. The energy sector dragged on high yield performance, largely due to idiosyncratic issues within select industries.

For the 12-month period ended November 30, 2019, security selection within sovereign bonds detracted most from the Fund’s relative performance. Also detracting was an off-benchmark allocation to short-term cash equivalents. Cash equivalents underperformed the benchmark and longer duration debt as rates fell across the yield curve, providing a tailwind to more interest rate sensitive securities.

The largest contributor to the Fund’s relative performance was security selection within investment-grade corporate bonds.

Specifically, security selection within the financials sector contributed to performance. We remain attracted to select securities within the financial sector due to strict regulations, strong balance sheets, more conservative management teams, and improved quality relative to the pre-crisis period. Also contributing to relative performance was security selection within high yield corporate bonds. Regarding security selection within high yield, selection within consumer cyclical bonds drove performance.

Lord Abbett Ultra Short Bond Fund

For the fiscal year ended November 30, 2019, the Fund returned 2.87%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared to its benchmark, the ICE BofA Merrill Lynch U.S. Treasury Bill Index,12 which returned 2.40% over the same period.

The trailing 12-month period was characterized by several market-moving events. Following a tumultuous fourth quarter of 2018, where trade tensions and monetary policy uncertainty sent many investors toward safety, the market staged a strong recovery. After the worst December since 1931, the S&P 500 Index2 posted its best January performance since 1987. Trade tensions continued to dominate headlines, as trade negotiations between the U.S. and China remained volatile throughout the period. One of the more notable shifts over the year was the U.S. Federal Reserve’s (the “Fed”) transition to a more dovish policy stance, with Chairman Jerome Powell stating that the Fed would act appropriately to sustain economic growth. Given the uncertain market outlook and the muted inflation pressure, the Fed announced its decision to cut interest rates by 25 basis points on July 31, 2019 to a range of 2.00-2.25%. This was the first time that the Fed had cut interest rates since December 2008. The Fed followed that decision with two more 25 basis point rate cuts in September and October, citing “implications of global developments for the economic outlook as well as muted inflation pressures.” Chairman Powell signaled a likely pause on future rate cuts, resulting in the market-based probability of a fourth rate cut dipping below 25%. The combination of a dovish Fed, trade pressures, and slowing economic growth resulted in falling rates across the U.S. Treasury yield curve and further increased the partial curve inversion. In fact, the yield on the 10-year U.S. Treasury fell below 1.5% in September to its lowest level since 2016. In August, spreads between the U.S. 10-year Treasury and the 2-year Treasury inverted for the first time in over a decade. After several months of concern, the yield curve steepened in November following a sharp shift in sentiment, with all maturities moving out of inversion territory.

Despite bouts of volatility arising from U.S./China trade tensions, risk assets generally rallied during the 12-month period ended November 30, 2019, primarily due to the dovish comments from central banks around the globe, culminating in the longest U.S. economic expansion on record. The U.S. equity market produced strong returns, with the S&P 500 Index2 returning 16.1% over the period. Credit sectors also performed exceptionally well, with investment grade bonds benefiting from a sizeable decline in spreads along with a sharp downward shift in the yield curve. High yield bonds also produced positive returns with modest spread compression.

High yield performance was characterized by a sharp up-in-quality bias, as the “CCC” segment underperformed. The energy sector dragged on high yield performance, which we believe was largely due to idiosyncratic issues within select industries.

Consistent with the Fund’s design, the Fund maintained exposure to a variety of short maturity, investment grade bond market sectors in addition to the U.S. Treasury Bills represented in the benchmark. The Fund is strategically allocated to short term investment grade bonds with floating rate coupons, commercial paper, and asset-backed securities (“ABS”). We believe this approach provides diversification and gives the potential for higher income and total return compared to other short term U.S. government-related securities and money market funds.

The Fund’s allocation to high quality floating rate notes was the primary contributor to relative performance. Floating rate notes presented attractive carry opportunities during the period, allowing us to capture higher yield over traditional U.S. Treasury Bills. Allocation to ABS also aided relative performance. ABS, particularly within the auto-loan space, offered diversification benefits and attractive risk-adjusted yield relative to U.S. Treasuries, in our view.

There were no major detractors during the 12-month period.

Each Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1    The ICE BofAML U.S. Convertibles Index contains issues that have a greater than $50 million aggregate market value. The issues are U.S. dollar-denominated, sold into the U.S. market and publicly traded in the United States.

2    The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

3    The Bloomberg Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.

4    The Bloomberg Barclays U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S High-Yield Corporate Index, the 144A

Index, the Eurodollar Index, the Emerging Markets Index, and the non-ERISA portion of the CMBS Index. Municipal debt, private placements, and non-dollar-denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets Index.

5    The Bloomberg Barclays U.S. Corporate Investment Grade Index is the corporate component of the U.S. Credit index. The U.S. Credit index is defined as publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. The index includes both corporate and non-corporate sectors. Bonds must be an investment grade credit security and have at least $250 million par amount outstanding.

6    The Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. The CS Leveraged Loan Index, which includes reinvested dividends, has been taken from published sources.

7    The ICE BofA Merrill Lynch U.S. High Yield Constrained Index is a capitalization weighted index of all U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market.

8    The Bloomberg Barclays U.S. Credit Bond Index is the U.S. Credit component of the U.S. Government/Credit Index. The index includes publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. The index includes both corporate and non-corporate sectors. The corporate sectors are Industrial, Utility, and Finance, which include both U.S. and non-U.S. corporations. The non-corporate sectors are Sovereign, Supranational, Foreign Agency, and Foreign Local Government. All returns are market value-weighted inclusive of accrued interest.

9    The Bloomberg Barclays U.S. 1-5 Year TIPS Index (also known as Barclays 1-5 Year U.S. Inflation-Linked Treasury Index) is an unmanaged index comprised of U.S. Treasury Inflation Protected Securities with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than five years.

10    The Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index is an unmanaged index that is designed to represent a combination of the Government Bond Index and the Corporate Bond Index and includes U.S. government Treasury and agency securities, corporate bonds, and Yankee bonds.

11    The ICE BofA Merrill Lynch 1-3 Year U.S. Corporate Index is an unmanaged index comprised of U.S. dollar-denominated investment grade corporate debt securities publicly issued in the U.S. domestic market with between one and three years remaining to final maturity.

12    The ICE BofA Merrill Lynch US Treasury Bill Index tracks the performance of US dollar denominated sovereign debt publicly issued by the US government in its domestic market. Qualifying securities must have at least one year remaining term to final maturity, a fixed coupon schedule and a minimum amount outstanding of $1 billion.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Funds will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. Each Fund offers classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see each Fund’s prospectus.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, each Fund’s returns would have been lower.

The annual commentary above discusses the views of the Funds’ management and various portfolio holdings of the Funds as of November 30, 2019. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Funds’ portfolio is actively managed and may change significantly, the Funds may no longer own the securities described above or may have otherwise changed their positions in the securities. For more recent information about the Funds’ portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with each Fund, please see each Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

Convertible Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the ICE BofAML U.S. Convertibles Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended November 30, 2019

	1 Year	5 Years	10 Years	Life of Class
Class A3	13.22%	6.42%	8.40%	–
Class C4	14.00%	6.20%	7.96%	–
Class F5	15.92%	6.99%	8.77%	–
Class F3[6]	16.02%	–	–	10.10%
Class I5	15.94%	7.11%	8.88%	–
Class P5	15.43%	6.69%	8.43%	–
Class R2[5]	15.27%	6.46%	8.23%	–
Class R3[5]	15.37%	6.58%	8.35%	–
Class R4[7]	15.68%	–	–	7.57%
Class R5[7]	16.03%	–	–	7.84%
Class R6[7]	16.01%	–	–	7.88%

Standardized Yield for the Period Ended November 30, 2019

Class A	Class C	Class F	Class F3	Class I	Class P	Class R2	Class R3	Class R4	Class R5	Class R6
0.36%	0.00%	0.46%	0.59%	0.56%	0.13%	0.00%	0.08%	0.32%	0.56%	0.59%

1    Reflects the deduction of the maximum initial sales charge of 2.25%.

2    Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3    Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2019 is calculated using the SEC-required uniform method to compute such return.

4    The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5    Performance is at net asset value.

6    Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

7    Commenced operations and performance for the Class began on June 30, 2015. Performance is at net asset value.

Core Fixed Income Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Bloomberg Barclays U.S. Aggregate Bond Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended November 30, 2019

	1 Year	5 Years	10 Years	Life of Class
Class A3	7.30%	2.11%	3.25%	–
Class C4	8.05%	1.95%	2.83%	–
Class F5	9.89%	2.68%	3.59%	–
Class F3[6]	10.09%	–	–	3.91%
Class I5	10.04%	2.80%	3.70%	–
Class P5	10.57%	3.01%	3.57%	–
Class R2[5]	9.35%	2.16%	3.08%	–
Class R3[5]	9.46%	2.28%	3.18%	–
Class R4[7]	9.73%	–	–	2.93%
Class R5[7]	10.01%	–	–	3.19%
Class R6[7]	10.10%	–	–	3.29%

Standardized Yield for the Period Ended November 30, 2019

Class A	Class C	Class F	Class F3	Class I	Class P	Class R2	Class R3	Class R4	Class R5	Class R6
1.67%	1.10%	1.81%	1.99%	1.95%	3.33%	1.31%	1.41%	1.66%	1.91%	1.99%

1    Reflects the deduction of the maximum initial sales charge of 2.25%.

2    Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3    Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2019, is calculated using the SEC-required uniform method to compute such return.

4    The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5    Performance is at net asset value.

6    Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

7    Commenced operations and performance for the Class began on June 30, 2015. Performance is at net asset value.

Core Plus Bond Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Bloomberg Barclays U.S. Universal Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended November 30, 2019

	1 Year	Life of Class
Class A3	7.92%	3.97%
Class C4	8.63%	3.83%
Class F5	10.41%	4.64%
Class F3[6]	10.63%	4.60%
Class I5	10.61%	4.77%
Class R2[5]	9.97%	4.15%
Class R3[5]	10.09%	4.25%
Class R4[5]	10.35%	4.51%
Class R5[5]	10.63%	4.77%
Class R6[5]	10.65%	4.85%

Standardized Yield for the Period Ended November 30, 2019

Class A	Class C	Class F	Class F3	Class I	Class R2	Class R3	Class R4	Class R5	Class R6
2.18%	1.57%	2.33%	2.44%	2.43%	1.83%	2.01%	2.18%	2.43%	2.45%

1    Reflects the deduction of the maximum initial sales charge of 2.25%.

2    Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3    Commenced operations on December 2, 2015 and performance for the Class began on December 8, 2015. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the period shown ended November 30, 2019 is calculated using the SEC-required uniform method to compute such return.

4    Commenced operations on December 2, 2015 and performance for the Class began on December 8, 2015. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date.

5    Commenced operations on December 2, 2015 and performance for the Class began on December 8, 2015. Performance is at net asset value.

6    Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

Corporate Bond Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Bloomberg Barclays U.S. Corporate Investment Grade Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended November 30, 2019

	1 Year	Life of Class
Class A3	11.60%	4.09%
Class C4	12.38%	4.25%
Class F5	14.20%	5.17%
Class F3[5]	14.42%	5.29%
Class I5	14.34%	5.19%
Class R2[5]	13.66%	4.58%
Class R3[5]	13.77%	4.68%
Class R4[5]	14.06%	4.94%
Class R5[5]	14.45%	5.24%
Class R6[5]	14.42%	5.29%

Standardized Yield for the Period Ended November 30, 2019

Class A	Class C	Class F	Class F3	Class I	Class R2	Class R3	Class R4	Class R5	Class R6
2.48%	1.89%	2.63%	2.78%	2.73%	2.13%	2.24%	2.48%	2.73%	2.78%

1    Reflects the deduction of the maximum initial sales charge of 2.25%.

2    Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3    Commenced operations and performance for the Class began on April 19, 2017. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the period shown ended November 30, 2019 is calculated using the SEC-required uniform method to compute such return.

4    Commenced operations and performance for the Class began on April 19, 2017. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date.

5    Commenced operations and performance for the Class began on April 19, 2017. Performance is at net asset value.

Floating Rate Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Credit Suisse Leveraged Loan Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended November 30, 2019

	1 Year	5 Years	10 Years	Life of Class
Class A3	0.54%	3.13%	4.49%	–
Class C4	1.39%	2.94%	4.05%	–
Class F5	3.00%	3.68%	4.83%	–
Class F3[6]	3.17%	–	–	3.34%
Class I5	3.22%	3.79%	4.96%	–
Class R2[5]	2.50%	3.18%	4.39%	–
Class R3[5]	2.71%	3.29%	4.45%	–
Class R4[7]	2.85%	–	–	3.66%
Class R5[7]	3.23%	–	–	3.95%
Class R6[7]	3.16%	–	–	3.97%

Standardized Yield for the Period Ended November 30, 2019

Class A	Class C	Class F	Class F3	Class I	Class R2	Class R3	Class R4	Class R5	Class R6
4.96%	4.44%	5.17%	5.34%	5.27%	4.67%	4.77%	5.03%	5.27%	5.34%

1    Reflects the deduction of the maximum initial sales charge of 2.25%.

2    Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3    Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2019, is calculated using the SEC–required uniform method to compute such return.

4    The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5    Performance is at net asset value.

6    Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

7    Commenced operations and performance for the Class began on June 30, 2015. Performance is at net asset value.

High Yield Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the ICE BofA Merrill Lynch U.S. High Yield Constrained Index assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended November 30, 2019

	1 Year	5 Years	10 Years	Life of Class
Class A3	6.97%	4.76%	7.50%	–
Class C4	7.72%	4.56%	7.02%	–
Class F5	9.48%	5.34%	7.85%	–
Class F3[6]	9.82%	–	–	4.87%
Class I5	9.57%	5.45%	7.96%	–
Class P5	9.20%	5.03%	7.50%	–
Class R2[5]	8.93%	4.84%	7.33%	–
Class R3[5]	9.03%	4.94%	7.44%	–
Class R4[7]	9.48%	–	–	5.37%
Class R5[7]	9.73%	–	–	5.64%
Class R6[7]	9.82%	–	–	5.76%

Standardized Yield for the Period Ended November 30, 2019

Class A	Class C	Class F	Class F3	Class I	Class P	Class R2	Class R3	Class R4	Class R5	Class R6
4.46%	3.94%	4.66%	4.85%	4.76%	4.31%	4.16%	4.26%	4.51%	4.76%	4.85%

1    Reflects the deduction of the maximum initial sales charge of 2.25%.

2    Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3    Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2019 is calculated using the SEC-required uniform method to compute such return.

4    The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5    Performance is at net asset value.

6    Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

7    Commenced operations and performance for the Class began on June 30, 2015. Performance is at net asset value.

Income Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Bloomberg Barclays U.S. Credit Bond Index, the Bloomberg Barclays Baa Corporate Bond Index and the Bloomberg Barclays U.S. Aggregate Bond Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended November 30, 2019

	1 Year	5 Years	10 Years	Life of Class
Class A3	10.54%	3.56%	5.55%	–
Class C4	11.26%	3.48%	5.13%	–
Class F5	13.09%	4.23%	5.91%	–
Class F3[6]	13.33%	–	–	5.36%
Class I5	13.63%	4.33%	6.06%	–
Class R2[5]	12.47%	3.64%	5.44%	–
Class R3[5]	12.65%	3.75%	5.51%	–
Class R4[7]	12.97%	–	–	4.73%
Class R5[7]	13.21%	–	–	5.07%
Class R6[7]	13.34%	–	–	5.09%

Standardized Yield for the Period Ended November 30, 2019

Class A	Class C	Class F	Class F3	Class I	Class R2	Class R3	Class R4	Class R5	Class R6
2.81%	2.26%	2.97%	3.17%	3.07%	2.48%	2.58%	2.83%	3.07%	3.16%

1    Reflects the deduction of the maximum initial sales charge of 2.25%.

2    Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3    Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2019 is calculated using the SEC-required uniform method to compute such return.

4    The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5    Performance is at net asset value.

6    Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

7    Commenced operations and performance for the Class began on June 30, 2015. Performance is at net asset value.

Inflation Focused Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares to the same investment in the Bloomberg Barclays U.S. 1–5 Year TIPS Index, the Consumer Price Index for All Urban Consumers (“CPI-U”) and the ICE BofA Merrill Lynch 1–3 Year U.S. Corporate Index assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended November 30, 2019

	1 Year	5 Years	Life of Class
Class A3	–1.13%	0.10%	0.23%
Class C4	–0.43%	–0.07%	–0.17%
Class F5	1.20%	0.66%	0.60%
Class F3[6]	1.46%	–	1.14%
Class I5	1.39%	0.78%	0.71%
Class R2[5]	0.70%	0.16%	0.17%
Class R3[5]	0.80%	0.26%	0.25%
Class R4[7]	1.05%	–	0.85%
Class R5[7]	1.39%	–	1.11%
Class R6[7]	1.37%	–	1.24%

Standardized Yield for the Period Ended November 30, 2019

Class A	Class C	Class F	Class F3	Class I	Class R2	Class R3	Class R4	Class R5	Class R6
2.34%	1.77%	2.50%	2.66%	2.60%	2.00%	2.10%	2.35%	2.60%	2.66%

1    Reflects the deduction of the maximum initial sales charge of 2.25%.

2    Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3    Commenced operations on April 20, 2011. Performance for the Class began April 29, 2011. Total return, which is the percent change in value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for period shown ended November 30, 2019, is calculated using the SEC required uniform method to compute such return.

4    Commenced operations on April 20, 2011. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for the Class began April 29, 2011. Performance for other periods is at net asset value.

5    Commenced operations on April 20, 2011. Performance for the Class began April 29, 2011. Performance is at net asset value.

6    Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

7    Commenced operations and performance for the Class began on June 30, 2015. Performance is at net asset value.

Short Duration Core Bond Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended November 30, 2019

	1 Year	Life of Class
Class A3	2.51%	1.62%
Class C4	3.15%	1.76%
Class F5	4.97%	2.61%
Class F3[5]	5.13%	2.80%
Class I5	5.18%	2.71%
Class R2[5]	4.46%	2.11%
Class R3[5]	4.56%	2.22%
Class R4[5]	4.82%	2.47%
Class R5[5]	5.08%	2.72%
Class R6[5]	5.13%	2.80%

Standardized Yield for the Period Ended November 30, 2019

Class A	Class C	Class F	Class F3	Class I	Class R2	Class R3	Class R4	Class R5	Class R6
2.03%	1.40%	2.18%	2.30%	2.28%	1.68%	1.78%	2.03%	2.28%	2.30%

1     Reflects the deduction of the maximum initial sales charge of 2.25%.

2     Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3     Commenced operations and performance for the Class began on April 19, 2017. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the period shown ended November 30, 2019, is calculated using the SEC-required uniform method to compute such return.

4     Commenced operations and performance for the Class began on April 19, 2017. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date.

5     Commenced operations and performance for the Class began on April 19, 2017. Performance is at net asset value.

Short Duration Income Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the ICE BofA Merrill Lynch 1–3 Year U.S. Corporate Index assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended November 30, 2019

	1 Year	5 Years	10 Years	Life of Class
Class A3	2.99%	2.04%	3.00%	–
Class C4	3.57%	1.80%	2.54%	–
Class F5	5.58%	2.59%	3.34%	–
Class F3[6]	5.75%	–	–	3.22%
Class I5	5.44%	2.64%	3.42%	–
Class R2	5.07%	2.09%	2.82%	–
Class R3[5]	5.17%	2.19%	2.93%	–
Class R4[7]	5.43%	–	–	2.62%
Class R5[7]	5.70%	–	–	2.81%
Class R6[7]	5.76%	–	–	2.94%

Standardized Yield for the Period Ended November 30, 2019

Class A	Class C	Class F	Class F3	Class I	Class R2	Class R3	Class R4	Class R5	Class R6
2.37%	1.80%	2.52%	2.70%	2.63%	2.03%	2.13%	2.37%	2.63%	2.69%

1     Reflects the deduction of the maximum initial sales charge of 2.25%.

2     Performance of the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3     Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2019, is calculated using the SEC-required uniform method to compute such return.

4     The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5     Performance is at net asset value.

6     Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

7 Commenced operations and performance for the Class began on June 30, 2015. Performance is at net asset value.

Total Return Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Bloomberg Barclays U.S. Universal Index and the Bloomberg Barclays U.S. Aggregate Bond Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended November 30, 2019

	1 Year	5 Years	10 Years	Life of Class
Class A3	7.12%	2.34%	3.78%	–
Class C4	7.95%	2.17%	3.35%	–
Class F5	9.62%	2.90%	4.11%	–
Class F3[6]	9.83%	–	–	3.93%
Class I5	9.76%	3.02%	4.22%	–
Class P5	9.21%	2.54%	3.75%	–
Class R2[5]	9.08%	2.39%	3.60%	–
Class R3[5]	9.19%	2.49%	3.70%	–
Class R4[7]	9.56%	–	–	3.19%
Class R5[7]	9.84%	–	–	3.40%
Class R6[7]	9.84%	–	–	3.51%

Standardized Yield for the Period Ended November 30, 2019

Class A	Class C	Class F	Class F3	Class I	Class P	Class R2	Class R3	Class R4	Class R5	Class R6
1.96%	1.39%	2.11%	2.31%	2.24%	1.76%	1.60%	1.71%	1.95%	2.20%	2.31%

1     Reflects the deduction of the maximum initial sales charge of 2.25%.

2     Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3     Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2019, is calculated using the SEC-required uniform method to compute such return.

4     The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5     Performance is at net asset value.

6     Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

7     Commenced operations and performance for the Class began on June 30, 2015. Performance is at net asset value.

Ultra Short Bond Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the ICE BofA Merrill Lynch U.S. Treasury Bill Index assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Net Asset Value#

for the Periods Ended November 30, 2019

	1 Year	Life of Class
Class A2	2.87%	1.97%
Class A1[3]	–	–0.70%
Class F2	2.82%	2.02%
Class F3[4]	2.97%	2.28%
Class I2	3.03%	2.13%
Class R5[2]	2.94%	2.15%
Class R6[2]	2.96%	2.18%

Standardized Yield for the Period Ended November 30, 2019

Class A	Class F	Class F3	Class I	Class R5	Class R6
1.92%	1.97%	2.12%	2.07%	2.07%	2.12%

1     Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

2     Commenced operations on October 12, 2016 and performance for the Class began on October 17, 2016. Performance is at net asset value.

3     Commenced operations and performance for the Class began on July 31, 2019. Performance is at net asset value.

4     Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

#     Sales charge not applicable to Ultra Short Bond Fund.

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2019 through November 30, 2019).

Actual Expenses

For each class of each Fund, the first line of the table on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 6/1/19 – 11/30/19” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of each Fund, the second line of the table on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Convertible Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	6/1/19	11/30/19	6/1/19 – 11/30/19
Class A
Actual	$1,000.00	$1,095.50	$5.57
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.75	$5.37
Class C
Actual	$1,000.00	$1,091.00	$8.91
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.55	$8.59
Class F
Actual	$1,000.00	$1,095.30	$5.04
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.26	$4.86
Class F3
Actual	$1,000.00	$1,096.00	$4.36
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.91	$4.20
Class I
Actual	$1,000.00	$1,096.00	$4.52
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.76	$4.36
Class P
Actual	$1,000.00	$1,093.40	$6.87
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.50	$6.63
Class R2
Actual	$1,000.00	$1,092.80	$7.61
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.80	$7.33
Class R3
Actual	$1,000.00	$1,093.60	$7.14
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.25	$6.88
Class R4
Actual	$1,000.00	$1,094.50	$5.83
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.50	$5.62
Class R5
Actual	$1,000.00	$1,096.10	$4.52
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.76	$4.36
Class R6
Actual	$1,000.00	$1,095.90	$4.36
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.91	$4.20

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.06% for Class A, 1.70% for Class C, 0.96% for Class F, 0.83% for Class F3, 0.86% for Class I, 1.31% for Class P, 1.45% for Class R2, 1.36% for Class R3, 1.11% for Class R4, 0.86% for Class R5 and 0.83% for Class R6) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

November 30, 2019

Sector*	%**
Automotive	3.97%
Banking	2.46%
Basic Industry	2.48%
Capital Goods	2.27%
Consumer Goods	1.47%
Energy	0.72%
Healthcare	14.33%
Leisure	1.41%
Media	5.08%
Sector*	%**
Real Estate	1.90%
Retail	2.98%
Services	3.32%
Technology & Electronics	47.75%
Telecommunications	1.80%
Transportation	2.45%
Utilities	2.69%
Repurchase Agreement	2.92%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Core Fixed Income Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	6/1/19	11/30/19	6/1/19 – 11/30/19
Class A
Actual	$1,000.00	$1,033.00	$3.26
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.86	$3.24
Class C
Actual	$1,000.00	$1,029.90	$6.36
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.80	$6.33
Class F
Actual	$1,000.00	$1,033.50	$2.75
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.36	$2.74
Class F3
Actual	$1,000.00	$1,034.40	$1.78
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.31	$1.78
Class I
Actual	$1,000.00	$1,034.20	$2.04
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.06	$2.03
Class P
Actual	$1,000.00	$1,037.30	$4.55
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.61	$4.51
Class R2
Actual	$1,000.00	$1,030.90	$5.29
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.85	$5.27
Class R3
Actual	$1,000.00	$1,031.40	$4.79
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.36	$4.76
Class R4
Actual	$1,000.00	$1,032.70	$3.52
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.61	$3.50
Class R5
Actual	$1,000.00	$1,034.00	$2.24
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.86	$2.23
Class R6
Actual	$1,000.00	$1,034.40	$1.78
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.31	$1.78

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.64% for Class A, 1.25% for Class C, 0.54% for Class F, 0.35% for Class F3, 0.40% for Class I, 0.89% for Class P, 1.04% for Class R2, 0.94% for Class R3, 0.69% for Class R4, 0.44% for Class R5 and 0.35% for Class R6) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

November 30, 2019

Sector*	%**
Auto	0.45%
Capital Goods	0.26%
Consumer Cyclical	0.29%
Consumer Services	0.49%
Consumer Staples	0.40%
Energy	1.40%
Financial Services	24.42%
Foreign Government	3.79%
Healthcare	0.19%
Integrated Oils	0.69%
Sector*	%**
Materials & Processing	0.39%
Municipal	0.03%
Producer Durables	0.54%
Technology	0.55%
Telecommunications	0.44%
Transportation	0.33%
U.S. Government	62.82%
Utilities	1.09%
Repurchase Agreement	1.43%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Core Plus Bond Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	6/1/19	11/30/19	6/1/19 – 11/30/19
Class A
Actual	$1,000.00	$1,038.60	$3.48
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.66	$3.45
Class C
Actual	$1,000.00	$1,034.70	$6.73
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.45	$6.68
Class F
Actual	$1,000.00	$1,039.10	$2.96
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.16	$2.94
Class F3
Actual	$1,000.00	$1,039.90	$2.35
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.76	$2.33
Class I
Actual	$1,000.00	$1,039.60	$2.45
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.66	$2.43
Class R2
Actual	$1,000.00	$1,036.70	$5.51
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.65	$5.47
Class R3
Actual	$1,000.00	$1,037.30	$4.85
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.31	$4.81
Class R4
Actual	$1,000.00	$1,038.50	$3.73
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.41	$3.70
Class R5
Actual	$1,000.00	$1,039.80	$2.45
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.66	$2.43
Class R6
Actual	$1,000.00	$1,039.90	$2.35
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.76	$2.33

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.68% for Class A, 1.32% for Class C, 0.58% for Class F, 0.46% for Class F3, 0.48% for Class I, 1.08% for Class R2, 0.95% for Class R3, 0.73% for Class R4, 0.48% for Class R5 and 0.46% for Class R6) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

November 30, 2019

Sector*	%**
Auto	0.99%
Basic Industry	0.20%
Capital Goods	0.39%
Consumer Cyclical	0.77%
Consumer Discretionary	0.33%
Consumer Services	1.11%
Consumer Staples	0.68%
Energy	2.88%
Financial Services	35.55%
Foreign Government	7.92%
Healthcare	1.13%
Sector*	%**
Integrated Oils	0.20%
Materials & Processing	1.58%
Municipal	0.00	(a)%
Producer Durables	1.56%
Technology	1.26%
Telecommunications	1.24%
Transportation	0.01%
U.S. Government	37.56%
Utilities	1.34%
Repurchase Agreement	3.30%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.
(a)	Amount Less than .01%.

Corporate Bond Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	6/1/19	11/30/19	6/1/19 – 11/30/19
Class A
Actual	$1,000.00	$1,056.80	$3.51
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.71	$3.45
Class C
Actual	$1,000.00	$1,054.30	$6.80
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.40	$6.68
Class F
Actual	$1,000.00	$1,057.20	$2.99
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.16	$2.94
Class F3
Actual	$1,000.00	$1,058.10	$2.22
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.01	$2.18
Class I
Actual	$1,000.00	$1,058.90	$2.48
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.66	$2.43
Class R2
Actual	$1,000.00	$1,054.60	$5.56
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.65	$5.47
Class R3
Actual	$1,000.00	$1,055.20	$5.05
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.16	$4.96
Class R4
Actual	$1,000.00	$1,056.50	$3.76
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.41	$3.70
Class R5
Actual	$1,000.00	$1,058.80	$2.48
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.66	$2.43
Class R6
Actual	$1,000.00	$1,058.10	$2.22
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.01	$2.18

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.68% for Class A, 1.32% for Class C, 0.58% for Class F, 0.43% for Class F3, 0.48% for Class I, 1.08% for Class R2, 0.98% for Class R3, 0.73% for Class R4, 0.48% for Class R5 and 0.43% for Class R6) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

November 30, 2019

Sector*	%**
Auto	1.18%
Basic Industry	0.20%
Capital Goods	1.54%
Consumer Cyclical	2.06%
Consumer Discretionary	0.12%
Consumer Services	2.97%
Consumer Staples	2.25%
Energy	10.31%
Financial Services	30.54%
Healthcare	8.95%
Sector*	%**
Integrated Oils	2.67%
Materials & Processing	3.52%
Municipal	0.56%
Producer Durables	3.56%
Technology	6.05%
Telecommunications	3.65%
Transportation	3.77%
U.S. Government	0.92%
Utilities	10.08%
Repurchase Agreement	5.10%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Floating Rate Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	6/1/19	11/30/19	6/1/19 – 11/30/19
Class A
Actual	$1,000.00	$1,008.10	$4.13
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.96	$4.15
Class C
Actual	$1,000.00	$1,004.90	$7.29
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.80	$7.33
Class F
Actual	$1,000.00	$1,008.60	$3.63
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.46	$3.65
Class F3
Actual	$1,000.00	$1,009.40	$2.77
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.31	$2.79
Class I
Actual	$1,000.00	$1,010.20	$3.07
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.01	$3.09
Class R2
Actual	$1,000.00	$1,006.10	$6.14
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.95	$6.17
Class R3
Actual	$1,000.00	$1,007.70	$5.64
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.45	$5.67
Class R4
Actual	$1,000.00	$1,007.80	$4.33
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.76	$4.36
Class R5
Actual	$1,000.00	$1,010.30	$3.12
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.96	$3.14
Class R6
Actual	$1,000.00	$1,009.30	$2.77
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.31	$2.79

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.82% for Class A, 1.45% for Class C, 0.72% for Class F, 0.55% for Class F3, 0.61% for Class I, 1.22% for Class R2, 1.12% for Class R3, 0.86% for Class R4, 0.62% for Class R5 and 0.55% for Class R6) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

November 30, 2019

Sector*	%**
Aerospace	3.23%
Chemicals	1.56%
Consumer Durables	1.58%
Consumer Non-Durables	2.41%
Energy	3.20%
Financial	8.48%
Food and Drug	1.18%
Food/Tobacco	3.50%
Forest Products	2.62%
Gaming/Leisure	5.36%
Healthcare	10.24%
Sector*	%**
Housing	2.39%
Information Technology	8.74%
Manufacturing	5.68%
Media/Telecommunications	15.77%
Metals/Minerals	0.90%
Retail	3.81%
Service	5.41%
Transportation	4.20%
Utility	3.71%
Repurchase Agreement	6.03%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

High Yield Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	6/1/19	11/30/19	6/1/19 – 11/30/19
Class A
Actual	$1,000.00	$1,038.90	$4.65
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.51	$4.61
Class C
Actual	$1,000.00	$1,035.80	$7.81
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.40	$7.74
Class F
Actual	$1,000.00	$1,039.50	$4.14
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.01	$4.10
Class F3
Actual	$1,000.00	$1,040.40	$3.17
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.96	$3.14
Class I
Actual	$1,000.00	$1,039.90	$3.63
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.51	$3.60
Class P
Actual	$1,000.00	$1,038.90	$5.93
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.25	$5.87
Class R2
Actual	$1,000.00	$1,036.80	$6.64
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.55	$6.58
Class R3
Actual	$1,000.00	$1,037.40	$6.18
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.00	$6.12
Class R4
Actual	$1,000.00	$1,038.70	$4.91
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.26	$4.86
Class R5
Actual	$1,000.00	$1,040.00	$3.63
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.51	$3.60
Class R6
Actual	$1,000.00	$1,040.40	$3.17
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.96	$3.14

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.91% for Class A, 1.53% for Class C, 0.81% for Class F, 0.62% for Class F3, 0.71% for Class I, 1.16% for Class P, 1.30% for Class R2, 1.21% for Class R3, 0.96% for Class R4, 0.71% for Class R5 and 0.62% for Class R6) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

November 30, 2019

Sector*	%**
Advertising	0.04%
Automotive	3.80%
Banking	3.35%
Basic Industry	11.51%
Capital Goods	7.29%
Commercial Mortgage-Backed	0.31%
Communications	0.10%
Consumer Cyclical	0.22%
Consumer Discretionary	1.01%
Consumer Goods	3.63%
Consumer Non-Cyclical	0.02%
Consumer Staples	0.20%
Energy	12.41%
Financial Services	7.79%
Foreign Government	0.69%
Sector*	%**
Healthcare	9.05%
Industrials	0.74%
Information Technology	0.26%
Insurance	0.84%
Leisure	5.00%
Materials	0.39%
Media	11.17%
Real Estate	0.05%
Retail	3.32%
Technology & Electronics	3.22%
Telecommunications	5.65%
Transportation	2.01%
Utilities	4.49%
Repurchase Agreement	1.44%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Income Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	6/1/19	11/30/19	6/1/19 – 11/30/19
Class A
Actual	$1,000.00	$1,051.70	$3.96
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.21	$3.90
Class C
Actual	$1,000.00	$1,048.30	$7.09
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.15	$6.98
Class F
Actual	$1,000.00	$1,055.80	$3.45
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.71	$3.40
Class F3
Actual	$1,000.00	$1,053.10	$2.52
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.61	$2.48
Class I
Actual	$1,000.00	$1,056.40	$2.94
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.21	$2.89
Class R2
Actual	$1,000.00	$1,049.30	$6.01
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.20	$5.92
Class R3
Actual	$1,000.00	$1,050.10	$5.50
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.70	$5.42
Class R4
Actual	$1,000.00	$1,051.50	$4.22
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.96	$4.15
Class R5
Actual	$1,000.00	$1,056.40	$2.94
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.21	$2.89
Class R6
Actual	$1,000.00	$1,053.20	$2.52
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.61	$2.48

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.77% for Class A, 1.38% for Class C, 0.67% for Class F, 0.49% for Class F3, 0.57% for Class I, 1.17% for Class R2, 1.07% for Class R3, 0.82% for Class R4, 0.57% for Class R5 and 0.49% for Class R6) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

November 30, 2019

Sector*	%**
Auto	2.54%
Basic Industry	0.61%
Capital Goods	1.16%
Consumer Cyclical	2.94%
Consumer Discretionary	1.07%
Consumer Services	2.34%
Consumer Staples	2.85%
Energy	13.08%
Financial Services	28.61%
Foreign Government	1.91%
Health Care	6.83%
Sector*	%**
Integrated Oils	1.18%
Manufacturing	0.04%
Materials & Processing	4.75%
Municipal	0.52%
Producer Durables	4.17%
Technology	5.82%
Telecommunications	3.44%
Transportation	1.91%
U.S. Government	6.34%
Utilities	7.14%
Repurchase Agreement	0.75%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Inflation Focused Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	6/1/19	11/30/19	6/1/19 – 11/30/19
Class A
Actual	$1,000.00	$1,003.90	$3.47
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.61	$3.50
Class C
Actual	$1,000.00	$1,000.80	$6.67
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.40	$6.73
Class F
Actual	$1,000.00	$1,003.50	$2.96
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.11	$2.99
Class F3
Actual	$1,000.00	$1,005.20	$2.11
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.96	$2.13
Class I
Actual	$1,000.00	$1,004.90	$2.46
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.61	$2.48
Class R2
Actual	$1,000.00	$1,001.00	$5.42
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.65	$5.47
Class R3
Actual	$1,000.00	$1,001.60	$4.97
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.10	$5.01
Class R4
Actual	$1,000.00	$1,002.80	$3.72
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.36	$3.75
Class R5
Actual	$1,000.00	$1,004.90	$2.46
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.61	$2.48
Class R6
Actual	$1,000.00	$1,004.40	$2.11
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.96	$2.13

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.69% for Class A, 1.33% for Class C, 0.59% for Class F, 0.42% for Class F3, 0.49% for Class I, 1.08% for Class R2, 0.99% for Class R3, 0.74% for Class R4, 0.49% for Class R5 and 0.42% for Class R6) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

November 30, 2019

Sector*	%**
Auto	2.38%
Basic Industry	0.29%
Capital Goods	1.26%
Consumer Cyclical	1.20%
Consumer Discretionary	1.13%
Consumer Services	1.11%
Consumer Staples	0.30%
Energy	8.29%
Financial Services	63.00%
Foreign Government	0.42%
Health Care	2.92%
Sector*	%**
Integrated Oils	0.49%
Materials & Processing	3.92%
Municipal	0.19%
Other	0.02%
Producer Durables	2.28%
Technology	2.85%
Telecommunications	0.88%
Transportation	0.89%
U.S. Government	1.52%
Utilities	3.53%
Repurchase Agreement	1.13%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Short Duration Core Bond Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	6/1/19	11/30/19	6/1/19 – 11/30/19
Class A
Actual	$1,000.00	$1,017.90	$3.04
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.06	$3.04
Class C
Actual	$1,000.00	$1,014.40	$6.51
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.60	$6.53
Class F
Actual	$1,000.00	$1,018.30	$2.53
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.56	$2.54
Class F3
Actual	$1,000.00	$1,019.00	$1.82
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.26	$1.83
Class I
Actual	$1,000.00	$1,018.80	$1.97
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.11	$1.98
Class R2
Actual	$1,000.00	$1,015.80	$5.10
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.00	$5.11
Class R3
Actual	$1,000.00	$1,016.40	$4.55
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.56	$4.56
Class R4
Actual	$1,000.00	$1,017.60	$3.34
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.76	$3.35
Class R5
Actual	$1,000.00	$1,018.90	$2.02
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.06	$2.03
Class R6
Actual	$1,000.00	$1,019.00	$1.82
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.26	$1.83

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.60% for Class A, 1.29% for Class C, 0.50% for Class F, 0.36% for Class F3, 0.39% for Class I, 1.01% for Class R2, 0.90% for Class R3, 0.66% for Class R4, 0.40% for Class R5 and 0.36% for Class R6) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

November 30, 2019

Sector*	%**
Auto	2.06%
Capital Goods	0.82%
Consumer Cyclical	0.77%
Consumer Discretionary	0.13%
Consumer Services	0.70%
Consumer Staples	0.28%
Energy	4.05%
Financial Services	62.12%
Foreign Government	0.52%
Healthcare	1.36%
Integrated Oils	0.40%
Sector*	%**
Materials & Processing	1.18%
Municipal	0.02%
Producer Durables	1.44%
Technology	0.77%
Telecommunications	0.55%
Transportation	0.68%
U.S. Government	17.15%
Utilities	1.47%
Repurchase Agreement	3.53%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Short Duration Income Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	6/1/19	11/30/19	6/1/19 – 11/30/19
Class A
Actual	$1,000.00	$1,020.10	$3.04
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.06	$3.04
Class C
Actual	$1,000.00	$1,014.50	$6.16
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.95	$6.17
Class F
Actual	$1,000.00	$1,020.60	$2.53
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.56	$2.54
Class F3
Actual	$1,000.00	$1,019.00	$1.72
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.36	$1.72
Class I
Actual	$1,000.00	$1,018.70	$2.02
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.06	$2.03
Class R2
Actual	$1,000.00	$1,018.10	$5.06
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.05	$5.06
Class R3
Actual	$1,000.00	$1,018.60	$4.55
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.56	$4.56
Class R4
Actual	$1,000.00	$1,019.90	$3.29
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.81	$3.29
Class R5
Actual	$1,000.00	$1,021.20	$2.03
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.06	$2.03
Class R6
Actual	$1,000.00	$1,021.50	$1.72
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.36	$1.72

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.60% for Class A, 1.22% for Class C, 0.50% for Class F, 0.34% for Class F3, 0.40% for Class I, 1.00% for Class R2, 0.90% for Class R3, 0.65% for Class R4, 0.40% for Class R5 and 0.34% for Class R6) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

November 30, 2019

Sector*	%**
Auto	2.33%
Basic Industry	0.18%
Capital Goods	1.33%
Consumer Cyclical	1.38%
Consumer Discretionary	1.42%
Consumer Services	0.99%
Consumer Staples	0.78%
Energy	7.87%
Financial Services	62.36%
Foreign Government	0.66%
Health Care	2.88%
Integrated Oils	0.32%
Sector*	%**
Manufacturing	0.02%
Materials & Processing	2.67%
Municipal	0.16%
Producer Durables	2.06%
Technology	3.18%
Telecommunications	0.89%
Transportation	1.04%
U.S. Government	4.22%
Utilities	3.01%
Repurchase Agreement	0.25%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Total Return Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	6/1/19	11/30/19	6/1/19 – 11/30/19
Class A
Actual	$1,000.00	$1,032.40	$3.46
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.66	$3.45
Class C
Actual	$1,000.00	$1,029.20	$6.61
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.55	$6.58
Class F
Actual	$1,000.00	$1,031.90	$2.95
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.16	$2.94
Class F3
Actual	$1,000.00	$1,034.00	$1.94
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.16	$1.93
Class I
Actual	$1,000.00	$1,032.60	$2.24
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.86	$2.23
Class P
Actual	$1,000.00	$1,030.00	$4.73
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.41	$4.71
Class R2
Actual	$1,000.00	$1,030.30	$5.50
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.65	$5.47
Class R3
Actual	$1,000.00	$1,030.90	$4.99
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.16	$4.96
Class R4
Actual	$1,000.00	$1,032.10	$3.72
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.41	$3.70
Class R5
Actual	$1,000.00	$1,033.40	$2.45
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.66	$2.43
Class R6
Actual	$1,000.00	$1,033.00	$1.94
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.16	$1.93

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.68% for Class A, 1.30% for Class C, 0.58% for Class F, 0.38% for Class F3, 0.44% for Class I, 0.93% for Class P, 1.08% for Class R2, 0.98% for Class R3, 0.73% for Class R4, 0.48% for Class R5 and 0.38% for Class R6) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

November 30, 2019

Sector*	%**
Asset Backed Securities	0.35%
Auto	0.75%
Banking	0.07%
Basic Industry	0.39%
Capital Goods	0.34%
Consumer Cyclical	0.61%
Consumer Discretionary	0.23%
Consumer Goods	0.04%
Consumer Services	0.73%
Consumer Staples	0.45%
Energy	2.72%
Financial Services	24.39%
Food And Drugs	0.15%
Foreign Government	9.90%
Sector*	%**
Health Care	0.72%
Integrated Oils	0.33%
Materials & Processing	1.68%
Media/Telecom	0.08%
Municipal	0.08%
Producer Durables	0.78%
Real Estate	0.18%
Technology	1.20%
Telecommunications	0.51%
Transportation	0.16%
U.S. Government	49.01%
Utilities	1.81%
Repurchase Agreement	2.34%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Ultra Short Bond Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	6/1/19	11/30/19	6/1/19 – 11/30/19
Class A
Actual	$1,000.00	$1,012.50	$2.12
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.96	$2.13
Class A1*
Actual	$1,000.00	$1,007.90	$1.54
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.17	$1.55
Class F
Actual	$1,000.00	$1,012.80	$1.87
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.21	$1.88
Class F3
Actual	$1,000.00	$1,013.50	$1.11
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.97	$1.12
Class I
Actual	$1,000.00	$1,013.30	$1.36
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.71	$1.37
Class R5
Actual	$1,000.00	$1,013.30	$1.36
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.71	$1.37
Class R6*
Actual	$1,000.00	$1,013.50	$1.11
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.97	$1.12

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.42% for Class A, 0.46% for Class A1, 0.37% for Class F, 0.22% for Class F3, 0.27% for Class I, 0.27% for Class R5 and 0.22% for Class R6) multiplied by the average account value over the period, multiplied by 183/365 (to reflect one-half year period for Class A, F, F3, I, R5 and R6) and multiplied by 122/365 (to reflect the period from July 31, 2019, commencement of operations, to November 30, 2019, for Class A1).
*	The annualized expenses have been updated (0.52% for Class A1). Had these updated expense ratios been in place throughout the most recent fiscal half-year, expenses paid during the period would have been:

	Actual	Hypothetical (5% Return Before Expenses)
Class A1	$1.74	$1.75

Portfolio Holdings Presented by Sector

November 30, 2019

Sector*	%**
Auto	6.31%
Capital Goods	1.26%
Consumer Cyclical	5.52%
Consumer Services	0.83%
Consumer Staples	2.26%
Energy	5.04%
Financial Services	53.13%
Health Care	5.35%
Integrated Oils	0.66%
Sector*	%**
Materials & Processing	3.34%
Producer Durables	2.72%
Technology	3.26%
Telecommunications	2.46%
Transportation	2.21%
U.S. Government	1.87%
Utilities	3.63%
Repurchase Agreement	0.15%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Schedule of Investments

CONVERTIBLE FUND November 30, 2019

Investments			Shares (000)		Fair Value
LONG-TERM INVESTMENTS 97.00%

COMMON STOCKS 7.29%

Aerospace/Defense 0.54%
Teledyne Technologies, Inc.*				11	$3,761,890

Banking 0.50%
JPMorgan Chase & Co.				26	3,425,760

Cable & Satellite Television 0.00%
DISH Network Corp.*				4	2,445

Electronics 1.73%
Nintendo Co., Ltd.(a)			JPY	11	4,354,208
NVIDIA Corp.				35	7,585,900
Total					11,940,108

Health Equipment & Supply 0.39%
Nevro Corp.*				24	2,682,720

Machinery 0.71%
Generac Holdings, Inc.*				50	4,875,750

Media: Content 0.56%
Take-Two Interactive Software, Inc.*				32	3,883,200

Software/Services 1.58%
Alibaba Group Holding Ltd. ADR*				37	7,400,000
CD Projekt SA(a)			PLN	52	3,486,323
Total					10,886,323

Specialty Retail 1.28%
Lululemon Athletica, Inc. (Canada)*(b)				19	4,175,265
Puma SE(a)			EUR	62	4,673,503
Total					8,848,768
Total Common Stocks (cost $43,410,194)					50,306,964

	Interest Rate	Maturity Date		Principal Amount (000)

CONVERTIBLE BONDS 82.31%

Advertising 1.57%
Snap, Inc.†	0.75%	8/1/2026		$10,665	10,806,555

66	See Notes to Financial Statements.

Schedule of Investments (continued)

CONVERTIBLE FUND November 30, 2019

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
Aerospace/Defense 1.02%
Safran SA(a)	Zero Coupon	6/21/2023	EUR	3,781	$7,048,769

Automakers 3.96%
Tesla, Inc.	2.00%	5/15/2024		$16,975	21,527,284
Winnebago Industries, Inc.†	1.50%	4/1/2025		5,817	5,842,565
Total					27,369,849

Building Materials 2.47%
Patrick Industries, Inc.	1.00%	2/1/2023		18,056	17,085,490

Cable & Satellite Television 0.59%
DISH Network Corp.	3.375%	8/15/2026		4,330	4,094,556

Electronics 12.93%
Advanced Micro Devices, Inc.	2.125%	9/1/2026		3,010	14,930,356
Enphase Energy, Inc.†	1.00%	6/1/2024		6,675	9,032,109
Inphi Corp.	1.125%	12/1/2020		5,385	9,474,711
Microchip Technology, Inc.	1.625%	2/15/2025		14,365	27,866,991
Micron Technology, Inc.	3.125%	5/1/2032		720	3,428,729
Novellus Systems, Inc.	2.625%	5/15/2041		1,720	14,287,597
Teradyne, Inc.	1.25%	12/15/2023		5,051	10,266,157
Total					89,286,650

Energy: Exploration & Production 0.72%
SM Energy Co.	1.50%	7/1/2021		5,550	4,991,415

Health Services 3.70%
Insmed, Inc.	1.75%	1/15/2025		6,550	6,182,113
Repligen Corp.	0.375%	7/15/2024		11,220	11,974,509
Teladoc Health, Inc.	3.00%	12/15/2022		3,660	7,375,154
Total					25,531,776

Media: Content 0.95%
Zynga, Inc.†	0.25%	6/1/2024		6,350	6,523,716

Media: Diversified 1.41%
IAC FinanceCo, Inc.†	0.875%	10/1/2022		6,234	9,753,742

Medical Products 8.44%
CONMED Corp.†	2.625%	2/1/2024		7,940	11,076,300
DexCom, Inc.	0.75%	5/15/2022		6,465	14,891,672
Insulet Corp.†	0.375%	9/1/2026		2,825	3,044,167
Insulet Corp.	1.375%	11/15/2024		6,725	13,750,502

See Notes to Financial Statements.	67

Schedule of Investments (continued)

CONVERTIBLE FUND November 30, 2019

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Medical Products (continued)
Neurocrine Biosciences, Inc.	2.25%	5/15/2024	$4,575	$7,465,566
Nevro Corp.	1.75%	6/1/2021	6,110	8,072,251
Total				58,300,458

Real Estate Investment Trusts 1.90%
IH Merger Sub LLC	3.50%	1/15/2022	4,815	6,576,707
Starwood Property Trust, Inc.	4.375%	4/1/2023	6,288	6,527,730
Total				13,104,437

Software/Services 24.70%
Akamai Technologies, Inc.†	0.375%	9/1/2027	13,900	13,758,900
Carbonite, Inc.	2.50%	4/1/2022	7,900	8,376,375
Coupa Software, Inc.†	0.125%	6/15/2025	9,205	11,127,901
DocuSign, Inc.	0.50%	9/15/2023	8,715	10,647,233
Euronet Worldwide, Inc.†	0.75%	3/15/2049	2,000	2,385,530
FireEye, Inc.	1.625%	6/1/2035	12,326	11,943,675
Five9, Inc.	0.125%	5/1/2023	4,954	8,645,244
LivePerson, Inc.†	0.75%	3/1/2024	4,970	6,221,705
MercadoLibre, Inc. (Argentina)(b)	2.00%	8/15/2028	2,400	3,631,500
Okta, Inc.†	0.125%	9/1/2025	10,250	10,384,531
Pinduoduo, Inc. (China)†(b)	Zero Coupon	10/1/2024	4,200	4,638,900
RingCentral, Inc.	Zero Coupon	3/15/2023	4,540	9,742,160
Trip.com Group Ltd. (China)(b)	1.00%	7/1/2020	32,960	32,511,325
Twitter, Inc.	1.00%	9/15/2021	11,655	11,295,295
Weibo Corp. (China)(b)	1.25%	11/15/2022	26,970	25,265,758
Total				170,576,032

Specialty Retail 1.70%
RH	Zero Coupon	6/15/2023	9,485	11,719,484

Support: Services 3.32%
Chegg, Inc.†	0.125%	3/15/2025	5,600	5,788,603
FTI Consulting, Inc.	2.00%	8/15/2023	5,400	6,736,500
Macquarie Infrastructure Corp.	2.00%	10/1/2023	5,088	4,820,443
ServiceNow, Inc.	Zero Coupon	6/1/2022	2,645	5,599,664
Total				22,945,210

Technology Hardware & Equipment 6.77%
Lumentum Holdings, Inc.	0.25%	3/15/2024	4,445	6,238,388
SunPower Corp.	0.875%	6/1/2021	4,539	4,190,064
SunPower Corp.	4.00%	1/15/2023	33,400	27,220,806

68	See Notes to Financial Statements.

Schedule of Investments (continued)

CONVERTIBLE FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Technology Hardware & Equipment (continued)
Western Digital Corp.	1.50%		2/1/2024	$9,600	$9,066,484
Total					46,715,742

Telecommunications: Wireline Integrated & Services 1.80%
GDS Holdings Ltd. (China)(b)	2.00%		6/1/2025	10,940	12,430,359

Theaters & Entertainment 1.41%
Live Nation Entertainment, Inc.	2.50%		3/15/2023	8,020	9,703,316

Tobacco 0.50%
Vector Group Ltd.	1.75%	#	4/15/2020	3,319	3,449,686

Transportation: Infrastructure/Services 2.45%
DHT Holdings, Inc.	4.50%		8/15/2021	5,545	7,119,687
Scorpio Tankers, Inc. (Monaco)(b)	3.00%		5/15/2022	8,519	9,788,239
Total					16,907,926
Total Convertible Bonds (cost $514,759,483)					568,345,168

	Dividend Rate			Shares (000)

CONVERTIBLE PREFERRED STOCKS 4.77%

Banking 1.96%
Wells Fargo & Co.	7.50%			9	13,532,740

Medical Products 1.79%
Danaher Corp.	4.75%			11	12,319,992

Non-Electric Utilities 1.02%
Aqua America, Inc.	6.00%			119	7,066,812
Total Convertible Preferred Stocks (cost $30,692,882)					32,919,544

PREFERRED STOCKS 2.63%

ELECTRIC: INTEGRATED 1.66%
NextEra Energy, Inc.	4.872%			231	11,479,080

PERSONAL & HOUSEHOLD PRODUCTS 0.97%
Stanley Black & Decker, Inc.	5.25%			65	6,706,065
Total Preferred Stocks (cost $17,779,311)					18,185,145
Total Long-Term Investments (cost $606,641,870)					669,756,821

See Notes to Financial Statements.	69

Schedule of Investments (continued)

CONVERTIBLE FUND November 30, 2019

Investments	Principal Amount (000)	Fair Value
SHORT-TERM INVESTMENT 2.92%

REPURCHASE AGREEMENT
Repurchase Agreement dated 11/29/2019, 0.85% due 12/2/2019 with Fixed Income Clearing Corp. collateralized by $20,370,000 of U.S. Treasury Note at 2.00% due 10/31/2021 value: $20,530,699; proceeds: $20,127,521 (cost $20,126,096)	$20,126	$20,126,096
Total Investments in Securities 99.92% (cost $626,767,966)		689,882,917
Cash and Other Assets in Excess Liabilities(c) 0.08%		580,687
Net Assets 100.00%		$690,463,604

ADR	American Depositary Receipt.
EUR	euro.
JPY	Japanese yen.
PLN	Polish zloty.
*	Non-income producing security.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At November 30, 2019, the total value of Rule 144A securities was $110,385,224, which represents 15.99% of net assets.
#	Variable rate security. The interest rate represents the rate in effect at November 30, 2019.
(a)	Investment in non-U.S. dollar denominated securities.
(b)	Foreign security traded in U.S. dollars.
(c)	Cash and Other Assets in Excess Liabilities include net unrealized appreciation/depreciation on forward foreign currency exchange contracts as follows:

Open Forward Foreign Currency Exchange Contracts at November 30, 2019:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation
euro	Sell	State Street Bank and Trust	12/9/2019	10,279,000	$11,419,276	$11,329,451	$89,825
Japanese yen	Sell	Barclays Bank plc	12/13/2019	480,000,000	4,479,011	4,389,490	89,521
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$179,346

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
Japanese yen	Buy	Bank of America	12/13/2019	58,000,000	$533,916	$530,397	$(3,519)
Polish zloty	Sell	Bank of America	1/15/2020	12,750,000	3,185,523	3,255,970	(70,447)
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(73,966)

70	See Notes to Financial Statements.

Schedule of Investments (concluded)

CONVERTIBLE FUND November 30, 2019

The following is a summary of the inputs used as of November 30, 2019 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Common Stocks	$50,306,964	$–	$–	$50,306,964
Convertible Bonds	–	568,345,168	–	568,345,168
Convertible Preferred Stocks
Banking	–	13,532,740	–	13,532,740
Medical Products	12,319,992	–	–	12,319,992
Non-Electric Utilities	–	7,066,812	–	7,066,812
Preferred Stocks	–	18,185,145	–	18,185,145
Short-Term Investment
Repurchase Agreement	–	20,126,096	–	20,126,096
Total	$62,626,956	$627,255,961	$–	$689,882,917

Other Financial Instruments
Forward Foreign Currency Exchange Contracts
Assets	$–	$179,346	$–	$179,346
Liabilities	–	(73,966)	–	(73,966)
Total	$–	$105,380	$–	$105,380

(1)	Refer to Note 2(t) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy.

See Notes to Financial Statements.	71

Schedule of Investments

CORE FIXED INCOME FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
LONG-TERM INVESTMENTS 104.43%

ASSET-BACKED SECURITIES 18.50%

Automobiles 8.72%
American Credit Acceptance Receivables Trust 2016-2 C†	6.09%		5/12/2022	$280	$280,003
American Credit Acceptance Receivables Trust 2018-4 A†	3.38%		12/13/2021	749	750,165
American Credit Acceptance Receivables Trust 2019-2 B†	3.05%		5/12/2023	2,151	2,167,562
AmeriCredit Automobile Receivables Trust 2015-3 D	3.34%		8/8/2021	3,759	3,766,701
AmeriCredit Automobile Receivables Trust 2016-1 D	3.59%		2/8/2022	3,917	3,957,865
AmeriCredit Automobile Receivables Trust 2017-2 C	2.97%		3/20/2023	1,664	1,683,481
AmeriCredit Automobile Receivables Trust 2018-2 A2A	2.86%		11/18/2021	1,979	1,981,899
AmeriCredit Automobile Receivables Trust 2018-3 A2A	3.11%		1/18/2022	713	714,922
AmeriCredit Automobile Receivables Trust 2018-3 A2B	2.013% (1 Mo. LIBOR + .25%	)#	1/18/2022	713	712,764
AmeriCredit Automobile Receivables Trust 2019-1 A2A	2.93%		6/20/2022	1,326	1,330,741
AmeriCredit Automobile Receivables Trust 2019-1 A2B	2.023% (1 Mo. LIBOR + .26%	)#	6/20/2022	1,465	1,465,626
Avid Automobile Receivables Trust 2019-1 A†	2.62%		2/15/2024	2,124	2,124,537
Avid Automobile Receivables Trust 2019-1 B†	2.82%		7/15/2026	653	653,278
BMW Vehicle Lease Trust 2019-1 A2	2.79%		3/22/2021	1,853	1,858,318
California Republic Auto Receivables Trust 2015-3 B	2.70%		9/15/2021	419	419,394
California Republic Auto Receivables Trust 2017-1 B	2.91%		12/15/2022	572	574,857
California Republic Auto Receivables Trust 2018-1 A2	2.86%		3/15/2021	32	32,087
California Republic Auto Receivables Trust 2018-1 B	3.56%		3/15/2023	2,191	2,236,011
Capital Auto Receivables Asset Trust 2018-1 A3†	2.79%		1/20/2022	2,758	2,765,384
Capital Auto Receivables Asset Trust 2018-2 C†	3.69%		12/20/2023	1,442	1,464,166
CarMax Auto Owner Trust 2016-3 A3	1.39%		5/17/2021	144	144,274
CarMax Auto Owner Trust 2017-3 A3	1.97%		4/15/2022	5,313	5,313,723
CarMax Auto Owner Trust 2018-3 A2A	2.88%		10/15/2021	1,011	1,013,250
CarMax Auto Owner Trust 2019-4 C	2.60%		9/15/2025	804	805,886
Chesapeake Funding II LLC 2017-2A A1†	1.99%		5/15/2029	642	641,832
Chesapeake Funding II LLC 2017-3A A1†	1.91%		8/15/2029	1,475	1,474,158
Chrysler Capital Auto Receivables Trust 2016-AA C†	3.25%		6/15/2022	211	211,722
CPS Auto Receivables Trust 2016-B D†	6.58%		3/15/2022	540	559,092
CPS Auto Receivables Trust 2018-A B†	2.77%		4/18/2022	586	586,602

72	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2019

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Automobiles (continued)
CPS Auto Receivables Trust 2018-B D†	4.26%	3/15/2024	$949	$978,952
CPS Auto Trust 2018-C A†	2.87%	9/15/2021	358	358,559
CPS Auto Trust 2018-C B†	3.43%	7/15/2022	688	692,049
Credit Acceptance Auto Loan Trust 2019-3A B†	2.86%	1/16/2029	4,251	4,262,892
Drive Auto Receivables Trust 2016-CA D†	4.18%	3/15/2024	651	660,098
Drive Auto Receivables Trust 2017-1 E	5.17%	9/16/2024	1,772	1,829,101
Drive Auto Receivables Trust 2017-2 C	2.75%	9/15/2023	142	142,366
Drive Auto Receivables Trust 2017-2 D	3.49%	9/15/2023	4,111	4,147,651
Drive Auto Receivables Trust 2017-AA D†	4.16%	5/15/2024	1,145	1,162,808
Drive Auto Receivables Trust 2017-BA E†	5.30%	7/15/2024	5,337	5,507,493
Drive Auto Receivables Trust 2018-2 D	4.14%	8/15/2024	2,452	2,507,589
Drive Auto Receivables Trust 2018-3 B	3.37%	9/15/2022	447	447,910
Drive Auto Receivables Trust 2018-3 C	3.72%	9/16/2024	1,949	1,966,983
Drive Auto Receivables Trust 2019-2 A2A	2.93%	3/15/2022	1,174	1,175,452
Drive Auto Receivables Trust 2019-3 A2A	2.63%	9/15/2022	1,983	1,987,289
Enterprise Fleet Financing LLC 2017-1 A2†	2.13%	7/20/2022	158	158,252
Enterprise Fleet Financing LLC 2018-1 A2†	2.87%	10/20/2023	578	580,814
First Investors Auto Owner Trust 2017-3A A2†	2.41%	12/15/2022	1,282	1,283,381
First Investors Auto Owner Trust 2018-2A A1†	3.23%	12/15/2022	740	743,276
First Investors Auto Owner Trust 2019-2A C†	2.71%	12/15/2025	1,606	1,607,956
Flagship Credit Auto Trust 2017-3 A†	1.88%	10/15/2021	92	92,385
Flagship Credit Auto Trust 2017-3 B†	2.59%	7/15/2022	745	745,934
Flagship Credit Auto Trust 2017-4 A†	2.07%	4/15/2022	315	314,972
Flagship Credit Auto Trust 2018-1 A†	2.59%	6/15/2022	600	600,515
Flagship Credit Auto Trust 2018-3 A†	3.07%	2/15/2023	2,317	2,329,132
Flagship Credit Auto Trust 2018-3 B†	3.59%	12/16/2024	1,407	1,432,427
Ford Credit Auto Owner Trust 2015-1 A†	2.12%	7/15/2026	7,121	7,122,475
Foursight Capital Automobile Receivables Trust 2016-1 A2†	2.87%	10/15/2021	104	104,472
Foursight Capital Automobile Receivables Trust 2018-1 A3†	3.24%	9/15/2022	1,833	1,840,049
Foursight Capital Automobile Receivables Trust 2018-1 B†	3.53%	4/17/2023	937	947,067
Foursight Capital Automobile Receivables Trust 2018-1 C†	3.68%	8/15/2023	442	449,106
Honda Auto Receivables Owner Trust 2019-1 A2	2.75%	9/20/2021	4,046	4,063,409
Hyundai Auto Receivables Trust 2017-A 2017-A C	2.53%	11/15/2023	2,918	2,934,178
Mercedes-Benz Auto Lease Trust 2018-B A2	3.04%	12/15/2020	2,190	2,193,917
Mercedes-Benz Auto Receivables Trust 2016-1 A3	1.26%	2/16/2021	69	68,782

See Notes to Financial Statements.	73

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Automobiles (continued)
Santander Drive Auto Receivables Trust 2015-4 E†	4.54%		11/15/2022	$6,410	$6,440,401
Santander Drive Auto Receivables Trust 2016-1 E	5.02%		6/15/2023	4,212	4,254,215
Santander Drive Auto Receivables Trust 2016-2 E	4.38%		9/15/2023	5,396	5,476,844
Santander Drive Auto Receivables Trust 2017-3 C	2.76%		12/15/2022	454	455,673
Santander Drive Auto Receivables Trust 2018-1 B	2.63%		7/15/2022	3,094	3,097,047
TCF Auto Receivables Owner Trust 2016-PT1A B†	2.92%		10/17/2022	1,508	1,517,011
Westlake Automobile Receivables Trust 2018-1A B†	2.67%		5/17/2021	815	815,336
Westlake Automobile Receivables Trust 2019-2A A2A†	2.57%		2/15/2023	2,985	2,995,986
Westlake Automobile Receivables Trust 2019-2A D†	3.20%		11/15/2024	1,285	1,304,062
Wheels SPV 2 LLC 2018-1A A2†	3.06%		4/20/2027	705	708,831
World Omni Auto Receivables Trust 2017-A A3	1.93%		9/15/2022	2,383	2,382,660
World Omni Select Auto Trust 2018-1A A2†	3.24%		4/15/2022	938	939,855
Total					129,517,912

Credit Cards 1.65%
American Express Credit Account Master Trust 2017-1 A	1.93%		9/15/2022	3,208	3,207,642
American Express Credit Account Master Trust 2017-3 A	1.77%		11/15/2022	2,947	2,946,002
Barclays Dryrock Issuance Trust 2017-2 A	2.065% (1 Mo. LIBOR + .30%	)#	5/15/2023	5,056	5,060,874
Genesis Sales Finance Master Trust 2019-AA A†	4.68%		8/20/2023	1,235	1,260,432
Perimeter Master Note Business Trust 2019-1A A†	4.31%		12/15/2022	2,579	2,593,558	(a)
Synchrony Credit Card Master Note Trust 2015-1 A	2.37%		3/15/2023	6,511	6,516,702
World Financial Network Credit Card Master Trust 2016-A	2.03%		4/15/2025	747	747,045
World Financial Network Credit Card Master Trust 2017-C M	2.66%		8/15/2024	2,213	2,217,720
Total					24,549,975

Other 8.13%
Access Point Funding I LLC 2017-A†	3.06%		4/15/2029	66	65,876
ALM VII Ltd. 2012-7A A2R2†	3.851% (3 Mo. LIBOR +1.85%	)#	7/15/2029	3,302	3,301,717
Apidos CLO XVI 2013-16A CR†	4.966% (3 Mo. LIBOR + 3.00%	)#	1/19/2025	500	501,633
Ares XLI CLO Ltd. 2016-41A B†	3.801% (3 Mo. LIBOR + 1.80%	)#	1/15/2029	2,100	2,105,420

74	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Other (continued)
Ares XXIX CLO Ltd. 2014-1A A1R†	3.192% (3 Mo. LIBOR + 1.19%	)#	4/17/2026	$687	$688,163
Ascentium Equipment Receivables Trust 2016-2A B†	2.50%		9/12/2022	237	236,982
Ascentium Equipment Receivables Trust 2017-1A A3†	2.29%		6/10/2021	235	235,087
Avery Point IV CLO Ltd. 2014-1A BR†	3.54% (3 Mo. LIBOR + 1.60%	)#	4/25/2026	731	731,866
Avery Point VII CLO Ltd. 2015-7A BR†	3.751% (3 Mo. LIBOR + 1.75%	)#	1/15/2028	1,500	1,497,116
Avery Point VII CLO Ltd. 2015-7A CR†	4.451% (3 Mo. LIBOR + 2.45%	)#	1/15/2028	1,000	1,001,023
Benefit Street Partners CLO IV Ltd. 2014-IVA A1RR†	3.216% (3 Mo. LIBOR + 1.25%	)#	1/20/2029	3,500	3,500,118
BSPRT Issuer Ltd. 2018-FL4 A†	2.815% (1 Mo. LIBOR + 1.05%	)#	9/15/2035	2,138	2,136,012
Cedar Funding VI CLO Ltd. 2016-6A BR†	3.566% (3 Mo. LIBOR + 1.60%	)#	10/20/2028	1,200	1,188,750
CIFC Funding Ltd. 2017-1A A†	3.326% (3 Mo. LIBOR + 1.36%	)#	4/23/2029	2,097	2,099,761
Clear Creek CLO 2015-1A DR†	4.916% (3 Mo. LIBOR + 2.95%	)#	10/20/2030	798	752,062
Diamond Resorts Owner Trust 2016-1 A†	3.08%		11/20/2028	113	113,740
Diamond Resorts Owner Trust 2017-1A B†	4.11%		10/22/2029	690	703,039
DLL LLC 2018-ST2 A2†	3.14%		10/20/2020	995	996,458
DRB Prime Student Loan Trust 2015-D A2	3.20%		1/25/2040	1,706	1,726,413
Ford Credit Floorplan Master Owner Trust 2015-5 A1	2.42%		8/15/2022	2,872	2,879,596
Ford Credit Floorplan Master Owner Trust 2017-2 A1	2.16%		9/15/2022	4,168	4,173,256
Galaxy XXI CLO Ltd. 2015-21A AR†	2.986% (3 Mo. LIBOR + 1.02%	)#	4/20/2031	485	479,665
Halcyon Loan Advisors Funding Ltd. 2015-2A CR†	4.09% (3 Mo. LIBOR + 2.15%	)#	7/25/2027	448	446,500
Hardee’s Funding LLC 2018-1A A23†	5.71%		6/20/2048	1,716	1,848,534
Hardee’s Funding LLC 2018-1A A2II†	4.959%		6/20/2048	2,517	2,546,729
ICG US CLO Ltd. 2015-2A AR†	2.851% (3 Mo. LIBOR + .85%	)#	1/16/2028	2,795	2,785,151
Jamestown CLO IX Ltd. 2016-9A BR†	4.616% (3 Mo. LIBOR + 2.65%	)#	10/20/2028	1,750	1,746,816
Jamestown CLO VII Ltd. 2015-7A CR†	4.54% (3 Mo. LIBOR + 2.60%	)#	7/25/2027	1,681	1,660,420
JFIN CLO Ltd. 2014-1A B1R†	3.416% (3 Mo. LIBOR + 1.45%	)#	4/21/2025	2,500	2,497,942
KKR CLO Ltd. 18 D†	5.603% (3 Mo. LIBOR + 3.60%	)#	7/18/2030	332	326,351
KKR CLO Ltd.18 B†	3.703% (3 Mo. LIBOR + 1.70%	)#	7/18/2030	2,072	2,035,911

See Notes to Financial Statements.	75

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Other (continued)
KVK CLO Ltd. 2016-1A C†	5.151% (3 Mo. LIBOR + 3.15%	)#	1/15/2029	$1,564	$1,564,585
Longtrain Leasing III LLC 2015-1A A2†	4.06%		1/15/2045	1,698	1,761,405
Massachusetts Educational Financing Authority 2008-1 A1	2.89% (3 Mo. LIBOR + .95%	)#	4/25/2038	1,035	1,034,618
ME Funding LLC 2019-1 A2†	6.448%		7/30/2049	1,700	1,767,723
Mountain View CLO X Ltd. 2015-10A BR†	3.351% (3 Mo. LIBOR + 1.35%	)#	10/13/2027	1,449	1,436,618
Navient Private Education Refi Loan Trust 2018-DA A2A†	4.00%		12/15/2059	1,088	1,132,685
NextGear Floorplan Master Owner Trust 2018-2A A2†	3.69%		10/15/2023	4,130	4,249,089
Northwoods Capital Corp./Northwoods Capital Ltd. 2019-20A C†(b)	Zero Coupon	#(c)	1/25/2030	1,395	1,395,487
Northwoods Capital Corp./Northwoods Capital Ltd. 2019-20A D†(b)	Zero Coupon	#(c)	1/25/2030	1,616	1,615,601
OHA Loan Funding Ltd. 2015-1A CR2†(b)	Zero Coupon	#(c)	11/15/2032	770	770,000
OHA Loan Funding Ltd. 2016-1A B1†	3.766% (3 Mo. LIBOR + 1.80%	)#	1/20/2028	4,200	4,185,463
OneMain Financial Issuance Trust 2016-1A A†	3.66%		2/20/2029	232	232,679
Orec Ltd. 2018-CRE1 A†	2.945% (1 Mo. LIBOR + 1.18%	)#	6/15/2036	1,950	1,950,103
Palmer Square Loan Funding Ltd. 2017-1A B†	3.701% (3 Mo. LIBOR + 1.70%	)#	10/15/2025	1,246	1,236,908
Palmer Square Loan Funding Ltd. 2018-1A A1†	2.601% (3 Mo. LIBOR + .60%	)#	4/15/2026	1,815	1,808,062
Palmer Square Loan Funding Ltd. 2018-1A A2†	3.051% (3 Mo. LIBOR + 1.05%	)#	4/15/2026	946	933,080
Palmer Square Loan Funding Ltd. 2018-1A B†	3.401% (3 Mo. LIBOR + 1.40%	)#	4/15/2026	716	694,465
Palmer Square Loan Funding Ltd. 2018-5A A2†	3.366% (3 Mo. LIBOR + 1.40%	)#	1/20/2027	485	476,934
Pennsylvania Higher Education Assistance Agency 2006-1 B	2.21% (3 Mo. LIBOR + .27%	)#	4/25/2038	878	821,124
PFS Financing Corp. 2018-B†	3.08%		2/15/2023	1,069	1,073,691
Planet Fitness Master Issuer LLC 2019-1A A2†(b)	3.858%		12/5/2049	1,422	1,429,192
Regatta VI Funding Ltd. 2016-1A CR†	4.016% (3 Mo. LIBOR + 2.05%	)#	7/20/2028	929	909,214
Regatta XVI Funding Ltd. 2019-2A C†(b)	Zero Coupon	#(c)	1/15/2033	670	670,000
Regatta XVI Funding Ltd. 2019-2A D†(b)	Zero Coupon	#(c)	1/15/2033	731	731,000
SCF Equipment Leasing LLC 2017-2A A†	3.41%		12/20/2023	506	511,991
SCF Equipment Leasing LLC 2018-1A A2†	3.63%		10/20/2024	1,632	1,654,195
SCF Equipment Leasing LLC 2019-1A C†	3.92%		11/20/2026	4,181	4,299,441

76	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Other (continued)
SCF Equipment Leasing LLC 2019-2A B†	2.76%		8/20/2026	$3,285	$3,288,845
SCF Equipment Leasing LLC 2019-2A C†	3.11%		6/21/2027	2,384	2,386,718
Shackleton CLO Ltd. 2016-9A B†	3.866% (3 Mo. LIBOR + 1.90%	)#	10/20/2028	1,070	1,070,050
Shackleton CLO Ltd. 2019-14A A2†	4.178% (3 Mo. LIBOR + 1.90%	)#	7/20/2030	3,798	3,762,373
SLC Student Loan Trust 2008-1 A4A	3.719% (3 Mo. LIBOR + 1.60%	)#	12/15/2032	2,620	2,663,878
SLM Private Education Loan Trust 2010-A 2A†	5.015% (1 Mo. LIBOR + 3.25%	)#	5/16/2044	17	17,087
Sound Point CLO XII Ltd. 2016-2A CR†	4.566% (3 Mo. LIBOR + 2.60%	)#	10/20/2028	1,565	1,566,916
Sound Point CLO XV Ltd. 2017-1A C†	4.434% (3 Mo. LIBOR + 2.50%	)#	1/23/2029	1,114	1,114,836
Sound Point CLO XVII 2017-3A A2†	3.566% (3 Mo. LIBOR + 1.60%	)#	10/20/2030	4,046	3,945,487
TAL Advantage VI LLC 2017-1A A†	4.50%		4/20/2042	2,313	2,357,693
Textainer Marine Containers VII Ltd. 2019-1A A†	3.96%		4/20/2044	1,218	1,235,461
Towd Point Asset Trust 2018-SL1 A†	2.308% (1 Mo. LIBOR + .60%	)#	1/25/2046	1,699	1,676,307
Towd Point Mortgage Trust 2019-HY2 A1†	2.708% (1 Mo. LIBOR + 1.00%	)#	5/25/2058	1,812	1,822,159
TPG Real Estate Finance Issuer Ltd. 2018-FL2 A†	2.893% (1 Mo. LIBOR + 1.13%	)#	11/15/2037	1,988	1,988,994
Tralee CLO III Ltd. 2014-3A AR†	2.996% (3 Mo. LIBOR + 1.03%	)#	10/20/2027	3,556	3,551,480
Voya CLO Ltd. 2019-1A D†	5.301% (3 Mo. LIBOR + 3.30%	)#	4/15/2029	376	374,309
Westgate Resorts LLC 2018-1A A†	3.38%		12/20/2031	711	719,009
Total					120,895,062
Total Asset-Backed Securities (cost $274,188,581)					274,962,949

CORPORATE BONDS 18.82%

Automotive 0.61%
Ford Motor Co.	7.45%		7/16/2031	2,929	3,403,669
General Motors Co.	6.60%		4/1/2036	4,911	5,715,537
Total					9,119,206

Banks: Regional 5.51%
Banco de Credito e Inversiones SA (Chile)†(d)	3.50%		10/12/2027	1,290	1,316,217
Bank of America Corp.	3.593% (3 Mo. LIBOR + 1.37%	)#	7/21/2028	12,458	13,225,776

See Notes to Financial Statements.	77

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Banks: Regional (continued)
Bank of America Corp.	4.00%		1/22/2025	$1,716	$1,826,921
Bank of America Corp.	4.45%		3/3/2026	940	1,032,666
Citigroup, Inc.	3.887% (3 Mo. LIBOR + 1.56%	)#	1/10/2028	7,721	8,307,306
Citigroup, Inc.	4.45%		9/29/2027	1,374	1,513,216
Goldman Sachs Group, Inc. (The)	6.75%		10/1/2037	2,314	3,182,228
JPMorgan Chase & Co.	3.54%	#	5/1/2028	1,452	1,540,545
JPMorgan Chase & Co.	3.782% (3 Mo. LIBOR + 1.34%	)#	2/1/2028	9,225	9,923,522
Macquarie Group Ltd. (Australia)†(d)	4.654% (3 Mo. LIBOR + 1.73%	)#	3/27/2029	3,121	3,460,191
Morgan Stanley	3.625%		1/20/2027	1,033	1,102,084
Morgan Stanley	3.875%		1/27/2026	5,383	5,804,950
Morgan Stanley	4.00%		7/23/2025	5,348	5,785,050
Santander UK plc (United Kingdom)(d)	7.95%		10/26/2029	2,280	2,921,002
Toronto-Dominion Bank (The) (Canada)(d)	3.625% (5 Yr. Swap rate + 2.21%	)#	9/15/2031	6,336	6,614,553
UBS AG	7.625%		8/17/2022	2,826	3,189,438
UBS AG (Switzerland)(d)	5.125%		5/15/2024	1,694	1,826,474
Wells Fargo Bank NA	5.85%		2/1/2037	5,275	7,025,002
Wells Fargo Bank NA	6.60%		1/15/2038	1,583	2,277,791
Total					81,874,932

Beverages 0.54%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.	4.70%		2/1/2036	6,168	7,180,651
Becle SAB de CV (Mexico)†(d)	3.75%		5/13/2025	800	822,556
Total					8,003,207

Business Services 0.22%
Adani Ports & Special Economic Zone Ltd. (India)†(d)	4.00%		7/30/2027	704	716,479
Ashtead Capital, Inc.†	4.25%		11/1/2029	1,058	1,071,225
PayPal Holdings, Inc.	2.85%		10/1/2029	1,419	1,418,866
Total					3,206,570

Chemicals 0.13%
CNAC HK Finbridge Co. Ltd. (Hong Kong)(d)	3.50%		7/19/2022	1,270	1,289,746
Orbia Advance Corp. SAB de CV (Mexico)†(d)	4.875%		9/19/2022	550	577,672
Total					1,867,418

Computer Hardware 0.33%
Dell International LLC/EMC Corp.†	6.02%		6/15/2026	1,950	2,229,988
Dell International LLC/EMC Corp.†	8.35%		7/15/2046	1,998	2,683,163
Total					4,913,151

78	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2019

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Computer Software 0.16%
Oracle Corp.	6.125%	7/8/2039	$1,692	$2,410,706

Drugs 0.05%
Bayer Corp.†	6.65%	2/15/2028	629	773,965

Electric: Integrated 0.05%
Empresas Publicas de Medellin ESP (Colombia)†(d)	4.25%	7/18/2029	650	671,351

Electric: Power 1.28%
Berkshire Hathaway Energy Co.	3.80%	7/15/2048	3,046	3,314,240
Cleco Corporate Holdings LLC	4.973%	5/1/2046	824	935,259
Dominion Energy South Carolina, Inc.	6.05%	1/15/2038	1,113	1,523,211
Dominion Energy South Carolina, Inc.	6.625%	2/1/2032	581	790,620
Entergy Louisiana LLC	4.00%	3/15/2033	934	1,067,919
Entergy Texas, Inc.	4.00%	3/30/2029	1,212	1,343,439
Exelon Generation Co. LLC	5.60%	6/15/2042	1,421	1,658,247
Minejesa Capital BV (Netherlands)†(d)	4.625%	8/10/2030	700	721,728
Ohio Edison Co.	8.25%	10/15/2038	2,012	3,214,463
Oklahoma Gas & Electric Co.	3.30%	3/15/2030	1,146	1,206,636
Pennsylvania Electric Co.†	3.60%	6/1/2029	1,682	1,790,498
Vistra Operations Co. LLC†	4.30%	7/15/2029	1,401	1,446,040
Total				19,012,300

Electrical Equipment 0.35%
Broadcom Corp./Broadcom Cayman Finance Ltd.	3.625%	1/15/2024	1,933	1,989,794
Broadcom, Inc.†	3.625%	10/15/2024	3,143	3,232,694
Total				5,222,488

Financial Services 1.53%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(d)	3.50%	1/15/2025	2,732	2,814,823
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(d)	3.875%	1/23/2028	2,320	2,411,656
Affiliated Managers Group, Inc.	3.50%	8/1/2025	370	385,905
Affiliated Managers Group, Inc.	4.25%	2/15/2024	715	762,947
Avolon Holdings Funding Ltd. (Ireland)†(d)	5.25%	5/15/2024	4,791	5,219,866
GE Capital International Funding Co. Unlimited Co. (Ireland)(d)	4.418%	11/15/2035	2,712	2,922,932
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.†	4.50%	3/15/2027	1,164	1,245,389
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.†	4.875%	4/15/2045	690	717,073

See Notes to Financial Statements.	79

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Financial Services (continued)
Park Aerospace Holdings Ltd. (Ireland)†(d)	5.50%		2/15/2024	$3,956	$4,334,392
SURA Asset Management SA (Columbia)†(d)	4.875%		4/17/2024	1,835	1,958,101
Total					22,773,084

Health Care Services 0.21%
CommonSpirit Health	3.347%		10/1/2029	1,938	1,949,770
Providence St. Joseph Health Obligated Group	2.532%		10/1/2029	498	492,526
Universal Health Services, Inc.†	5.00%		6/1/2026	632	668,560
Total					3,110,856

Insurance 0.39%
Teachers Insurance & Annuity Association of America†	4.90%		9/15/2044	4,592	5,730,050

Leisure 0.40%
Carnival plc	7.875%		6/1/2027	1,230	1,607,888
Royal Caribbean Cruises Ltd.	3.70%		3/15/2028	4,163	4,283,185
Total					5,891,073

Machinery: Agricultural 0.37%
BAT Capital Corp.	3.557%		8/15/2027	2,114	2,155,496
BAT Capital Corp.	4.39%		8/15/2037	3,348	3,316,784
Total					5,472,280

Machinery: Industrial/Specialty 0.23%
nVent Finance Sarl (Luxembourg)(d)	4.55%		4/15/2028	3,315	3,424,338

Manufacturing 0.14%
General Electric Co.	2.271% (3 Mo. LIBOR + .38%	)#	5/5/2026	1,357	1,273,503
General Electric Co.	6.15%		8/7/2037	685	855,442
Total					2,128,945

Media 0.67%
Cox Communications, Inc.†	8.375%		3/1/2039	3,714	5,629,274
Time Warner Cable LLC	7.30%		7/1/2038	3,385	4,345,339
Total					9,974,613

Metals & Minerals: Miscellaneous 0.40%
Anglo American Capital plc (United Kingdom)†(d)	4.75%		4/10/2027	3,199	3,483,078
Glencore Finance Canada Ltd. (Canada)†(d)	5.55%		10/25/2042	2,296	2,486,724
Total					5,969,802

Natural Gas 0.13%
Dominion Energy Gas Holdings LLC	4.60%		12/15/2044	1,711	1,899,910

80	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2019

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Oil 1.47%
Apache Corp.	4.75%	4/15/2043	$3,619	$3,340,001
Ecopetrol SA (Colombia)(d)	4.125%	1/16/2025	3,650	3,815,765
Eni SpA (Italy)†(d)	5.70%	10/1/2040	5,053	6,197,206
Equinor ASA (Norway)(d)	7.15%	11/15/2025	1,354	1,693,808
Occidental Petroleum Corp.	7.875%	9/15/2031	1,678	2,237,274
Saudi Arabian Oil Co. (Saudi Arabia)†(d)	2.875%	4/16/2024	1,950	1,976,061
Shell International Finance BV (Netherlands)(d)	6.375%	12/15/2038	1,773	2,575,312
Total				21,835,427

Oil: Crude Producers 0.31%
Abu Dhabi Crude Oil Pipeline LLC (United Arab Emirates)†(d)	4.60%	11/2/2047	770	882,208
IFM US Colonial Pipeline 2 LLC†	6.45%	5/1/2021	2,710	2,805,627
Northern Natural Gas Co.†	4.30%	1/15/2049	771	884,818
Total				4,572,653

Oil: Integrated Domestic 0.94%
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc.	3.138%	11/7/2029	1,842	1,869,447
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc.	4.08%	12/15/2047	4,022	4,111,019
Halliburton Co.	7.45%	9/15/2039	2,595	3,698,758
National Oilwell Varco, Inc.	3.60%	12/1/2029	2,551	2,493,517
Schlumberger Holdings Corp.†	4.30%	5/1/2029	1,711	1,859,860
Total				14,032,601

Real Estate Investment Trusts 0.95%
EPR Properties	4.50%	6/1/2027	779	836,531
EPR Properties	4.75%	12/15/2026	888	969,357
EPR Properties	4.95%	4/15/2028	2,902	3,184,971
VEREIT Operating Partnership LP	4.875%	6/1/2026	5,718	6,350,235
WEA Finance LLC†	3.50%	6/15/2029	2,743	2,845,746
Total				14,186,840

Technology 0.26%
Tencent Holdings Ltd. (China)†(d)	3.595%	1/19/2028	3,700	3,852,930

Telecommunications 0.60%
AT&T, Inc.	6.00%	8/15/2040	2,154	2,731,503
AT&T, Inc.	6.25%	3/29/2041	2,130	2,754,301
Ooredoo International Finance Ltd.†	3.75%	6/22/2026	3,270	3,441,675
Total				8,927,479

See Notes to Financial Statements.	81

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Transportation: Miscellaneous 0.44%
Burlington Northern Santa Fe LLC	5.75%		5/1/2040	$1,000	$1,362,126
Norfolk Southern Corp.	5.59%		5/17/2025	4,477	5,224,393
Total					6,586,519

Utilities 0.15%
Aqua America, Inc.	3.566%		5/1/2029	2,156	2,301,596
Total Corporate Bonds (cost $261,800,822)					279,746,290

FOREIGN GOVERNMENT OBLIGATIONS 1.29%

Indonesia 0.17%
Republic of Indonesia(d)	3.40%		9/18/2029	2,450	2,552,558

Japan 0.78%
Japan Bank for International Corp.(d)	2.125%		2/10/2025	6,352	6,386,942
Japan Bank for International Corp.(d)	2.50%		5/23/2024	5,060	5,173,995
Total					11,560,937

Qatar 0.06%
State of Qatar†(d)	5.103%		4/23/2048	725	929,635

South Africa 0.28%
Saudi International Bond†(d)	3.25%		10/26/2026	4,000	4,135,696
Total Foreign Government Obligations (cost $18,577,317)					19,178,826

GOVERNMENT SPONSORED ENTERPRISES COLLATERALIZED MORTGAGE OBLIGATIONS 1.28%
Federal Home Loan Mortgage Corp. Q001 XA IO	2.231%	#(e)	2/25/2032	12,003	1,595,110
Government National Mortgage Assoc. 2014-78 A	2.20%		4/16/2047	89	88,799
Government National Mortgage Assoc. 2015-48 AS	2.90%	#(e)	2/16/2049	3,003	3,045,853
Government National Mortgage Assoc. 2015-73 AC	2.90%	#(e)	2/16/2053	591	599,065
Government National Mortgage Assoc. 2017-168 AS	2.70%		8/16/2058	3,697	3,735,162
Government National Mortgage Assoc. 2017-41 AS	2.60%		6/16/2057	3,209	3,231,644
Government National Mortgage Assoc. 2017-69 AS	2.75%		2/16/2058	1,732	1,753,812
Government National Mortgage Assoc. 2017-71 AS	2.70%		4/16/2057	1,142	1,154,781
Government National Mortgage Assoc. 2017-86 AS	2.75%		2/16/2058	1,276	1,291,890
Government National Mortgage Assoc. 2017-89 AB	2.60%		7/16/2058	1,072	1,079,021
Government National Mortgage Assoc. 2017-90 AS	2.70%		7/16/2057	1,475	1,490,219
Total Government Sponsored Enterprises Collateralized Mortgage Obligations (cost $18,858,649)					19,065,356

82	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS 37.03%
Federal Home Loan Mortgage Corp.	4.00%		10/1/2049	$3,560	$3,858,416
Federal National Mortgage Assoc.(f)	3.00%		TBA	71,200	72,206,813
Federal National Mortgage Assoc.(f)	3.50%		TBA	406,000	416,784,379
Federal National Mortgage Assoc.	4.00%		1/1/2048	4,502	4,890,577
Federal National Mortgage Assoc.(f)	4.00%		TBA	50,750	52,657,090
Total Government Sponsored Enterprises Pass-Throughs (cost $548,872,363)					550,397,275

MUNICIPAL BOND 0.05%

Miscellaneous
Pennsylvania (cost $658,315)	5.35%		5/1/2030	650	659,620

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 4.89%
Atrium Hotel Portfolio Trust 2018-ATRM A†	2.715% (1 Mo. LIBOR + .95%	)#	6/15/2035	1,141	1,142,741
Bancorp Commercial Mortgage Trust (The) 2018-CR3 A†	2.615% (1 Mo. LIBOR + .85%	)#	1/15/2033	702	701,151
BBCMS Mortgage Trust 2019-BWAY A†	2.756% (1 Mo. LIBOR + .96%	)#	11/25/2034	1,510	1,501,731
BBCMS Mortgage Trust 2019-BWAY B†	3.11% (1 Mo. LIBOR + 1.31%	)#	11/25/2034	664	660,558
BX Commercial Mortgage Trust 2018-BIOA A†	2.436% (1 Mo. LIBOR + .67%	)#	3/15/2037	4,127	4,121,310
BX Trust 2018-GW A†	2.565% (1 Mo. LIBOR + .80%	)#	5/15/2035	3,064	3,057,051
CF Trust 2019-BOSS A1†	4.953% (1 Mo. LIBOR + 3.25%	)#	12/15/2021	1,690	1,692,312	(a)
Citigroup Commercial Mortgage Trust 2014-GC21 XA IO	1.345%	#(e)	5/10/2047	16,936	751,152
Citigroup Commercial Mortgage Trust 2016-GC36 D†	2.85%		2/10/2049	3,025	2,638,602
Citigroup Commercial Mortgage Trust 2016-P3 D†	2.804%	#(e)	4/15/2049	709	621,170
Commercial Mortgage Pass-Through Certificates 2014-CR19 XA IO	1.191%	#(e)	8/10/2047	3,220	126,127
Commercial Mortgage Pass-Through Certificates 2014-UBS4 D†	4.863%	#(e)	8/10/2047	4,440	4,123,011
Commercial Mortgage Pass-Through Certificates 2015-DC1 D†	4.408%	#(e)	2/10/2048	2,961	2,738,249
Commercial Mortgage Pass-Through Certificates 2015-PC1 B	4.584%	#(e)	7/10/2050	620	664,106
Commercial Mortgage Pass-Through Certificates 2015-PC1 C	4.584%	#(e)	7/10/2050	3,385	3,535,973

See Notes to Financial Statements.	83

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Commercial Mortgage Pass-Through Certificates 2015-PC1 D	4.584%	#(e)	7/10/2050	$1,471	$1,395,937
Commercial Mortgage Pass-Through Certificates 2016-COR1 AM	3.494%		10/10/2049	690	722,521
CSAIL Commercial Mortgage Trust 2015-C2 C	4.332%	#(e)	6/15/2057	325	317,250
CSAIL Commercial Mortgage Trust 2019-C18 AS(b)	3.321%		12/15/2052	1,635	1,682,677
DBWF Mortgage Trust 2018-GLKS A†	2.763% (1 Mo. LIBOR + 1.03%	)#	11/19/2035	1,916	1,920,923
GS Mortgage Securities Corp. Trust 2018-RIVR A†	2.715% (1 Mo. LIBOR + .95%	)#	7/15/2035	1,348	1,351,300
GS Mortgage Securities Trust 2015-GC32 C	4.557%	#(e)	7/10/2048	685	728,061
Hilton Orlando Trust 2018-ORL A†	2.535% (1 Mo. LIBOR + .77%	)#	12/15/2034	4,123	4,127,116
Hudsons Bay Simon JV Trust 2015-HB7 B7†	4.666%		8/5/2034	2,410	2,432,837
Hudsons Bay Simon JV Trust 2015-HB7 D7†	5.331%	#(e)	8/5/2034	2,231	2,143,195
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C19 XA IO	0.909%	#(e)	4/15/2047	2,494	54,657
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C19 XB IO	0.441%	#(e)	4/15/2047	1,381	19,837
JPMorgan Chase Commercial Mortgage Securities Trust 2015-C30 C	4.41%	#(e)	7/15/2048	2,629	2,706,927
JPMorgan Chase Commercial Mortgage Securities Trust 2018-LAQ A†	2.765% (1 Mo. LIBOR + 1.00%	)#	6/15/2032	3,125	3,129,926
JPMorgan Chase Commercial Mortgage Securities Trust 2018-LAQ B†	3.065% (1 Mo. LIBOR + 1.30%	)#	6/15/2032	2,643	2,646,845
JPMorgan Chase Commercial Mortgage Securities Trust 2018-LAQ D†	3.865% (1 Mo. LIBOR + 2.10%	)#	6/15/2032	1,560	1,567,519
JPMorgan Chase Commercial Mortgage Securities Trust 2018-MINN†	2.934% (1 Mo. LIBOR + 1.27%	)#	11/15/2035	1,026	1,028,037
JPMorgan Chase Commercial Mortgage Securities Trust 2018-WPT AFL†	2.724% (1 Mo. LIBOR + .95%	)#	7/5/2033	4,859	4,851,061
PFP Ltd. 2019-6 A†(b)	2.964% (1 Mo. LIBOR + 1.05%	)#	4/14/2037	1,729	1,745,963
ReadyCap Commercial Mortgage Trust 2019-6 A†	2.832%		10/25/2052	1,331	1,337,194
Sequoia Mortgage Trust 2012-4 A3	2.069%	#(e)	9/25/2042	307	304,287
SFAVE Commercial Mortgage Securities Trust 2015-5AVE A2B†	4.144%	#(e)	1/5/2043	250	266,696
Wells Fargo Commercial Mortgage Trust 2015-C28 D	4.244%	#(e)	5/15/2048	2,000	1,896,229
Wells Fargo Commercial Mortgage Trust 2016-C35 C	4.176%	#(e)	7/15/2048	2,139	2,213,846

84	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Wells Fargo Commercial Mortgage Trust 2016-NXS5 E†	5.038%	#(e)	1/15/2059		$1,524	$1,529,685
Wells Fargo Commercial Mortgage Trust 2017-C41 AS	3.785%	#(e)	11/15/2050		1,151	1,238,316
WF-RBS Commercial Mortgage Trust 2014-C20 XA IO	1.124%	#(e)	5/15/2047		7,563	258,302
WF-RBS Commercial Mortgage Trust 2014-C20 XB IO	0.734%	#(e)	5/15/2047		1,909	48,311
WF-RBS Commercial Mortgage Trust 2014-C23 XA IO	0.715%	#(e)	10/15/2057		21,850	516,347
WF-RBS Commercial Mortgage Trust 2014-C23 XB IO	0.307%	#(e)	10/15/2057		36,416	453,634
Total Non-Agency Commercial Mortgage-Backed Securities (cost $70,393,265)						72,710,680

U.S. TREASURY OBLIGATIONS 22.57%
U.S. Treasury Bond	2.25%		8/15/2049		50,757	51,216,985
U.S. Treasury Bond	2.75%		11/15/2047		31,667	35,236,960
U.S. Treasury Bond	3.625%		8/15/2043		37,160	47,057,479
U.S. Treasury Inflation Indexed Note(g)	0.625%		4/15/2023		57,071	57,622,635
U.S. Treasury Note	1.50%		11/30/2021		18,782	18,740,914
U.S. Treasury Note	1.50%		11/30/2024		28,057	27,887,672
U.S. Treasury Note	1.75%		11/15/2029		30,386	30,311,815
U.S. Treasury Note	2.50%		1/31/2021		65,320	65,919,617
U.S. Treasury Note	2.875%		10/31/2020		1,375	1,389,583
Total U.S. Treasury Obligations (cost $327,339,975)						335,383,660
Total Long-Term Investments (cost $1,520,689,287)						1,552,104,656

SHORT-TERM INVESTMENTS 31.81%

FOREIGN GOVERNMENT OBLIGATION 3.88%

Japan
Japan Treasury Discount Bill(h) (cost $58,132,349)	Zero Coupon		1/27/2020	JPY	6,300,000	57,593,408

GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGH 4.36%
Federal Home Loan Bank Discount Notes (cost $64,816,391)	Zero Coupon		12/6/2019		$64,834	64,822,690

See Notes to Financial Statements.	85

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2019

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
REPURCHASE AGREEMENTS 1.95%
Repurchase Agreement dated 11/29/2019, 0.85% due 12/2/2019 with Fixed Income Clearing Corp. collateralized by $11,025,000 of U.S. Treasury Note at 2.125% due 9/30/2021; value: $11,151,446; proceeds: $10,928,637			$10,928	$10,927,863
Repurchase Agreement dated 11/29/2019, 1.45% due 12/2/2019 with JPMorgan Chase & Co. collateralized by $11,956,000 of U.S. Treasury Note at 2.125% due 5/15/2025; value: $12,248,551; proceeds: $12,001,450			12,000	12,000,000
Repurchase Agreement dated 11/29/2019, 1.61% due 12/2/2019 with Toronto Dominion Grand Cayman collateralized by $6,080,000 of U.S. Treasury Note at 2.25% due 4/30/2021; value: $6,139,526; proceeds: $6,000,805			6,000	6,000,000
Total Repurchase Agreements (cost $28,927,863)				28,927,863

U.S. TREASURY OBLIGATIONS 21.62%
U.S. Treasury Bill	Zero Coupon	12/3/2019	194,440	194,431,466
U.S. Treasury Bill	Zero Coupon	1/30/2020	127,267	126,938,631
Total U.S. Treasury Obligations (cost $321,368,117)				321,370,097
Total Short-Term Investments (cost $473,244,720)				472,714,058
Total Investments in Securities 136.24% (cost $1,993,934,007)				2,024,818,714
Liabilities in Excess of Cash and Other Assets(i) (36.24%)				(538,549,831)
Net Assets 100.00%				$1,486,268,883

JPY	Japanese yen.
IO	Interest Only.
LIBOR	London Interbank Offered Rate.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At November 30, 2019, the total value of Rule 144A securities was $309,699,133, which represents 20.84% of net assets.
#	Variable rate security. The interest rate represents the rate in effect at November 30, 2019.
(a)	Level 3 Investment as described in Note 2(t) in the Notes to Financials. Security valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.
(b)	Securities purchased on a when-issued basis (See Note 2(i)).
(c)	Variable Rate is Fixed to Float: Rate remains fixed until designated future date.
(d)	Foreign security traded in U.S. dollars.
(e)	Interest rate is based on the weighted average interest rates of the underlying mortgages within the mortgage pool.
(f)	To-be-announced (“TBA”). Security purchased on a forward commitment basis with an approximate principal and maturity date. Actual principal and maturity will be determined upon settlement when the specific mortgage pools are assigned.
(g)	Treasury Inflation Protected Security. A U.S. Treasury Note or Bond that offers protection from inflation by paying a fixed rate of interest on principal amount that is adjusted for inflation based on the Consumer Price Index.
(h)	Investment in non-U.S. dollar denominated securities.
(i)	Liabilities in Excess of Cash and Other Assets include net unrealized appreciation/depreciation on interest rate swaps, forward foreign currency exchange contracts and futures contracts as follows:

86	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2019

Centrally Cleared Interest Rate Swap Contracts at November 30, 2019:

Central Clearingparty*	Periodic Payments to be Made By The Fund (Quarterly)	Periodic Payments to be Received By The Fund (Quarterly)	Termination Date	Notional Amount	Notional Value	Unrealized Appreciation
Credit Suisse	3-Month USD LIBOR Index	1.8902%	6/7/2021	$125,000,000	$125,411,884	$411,884
Credit Suisse	3-Month USD LIBOR Index	2.3497%	4/1/2021	87,118,870	87,858,640	739,770
Total						$1,151,654

*	Central clearinghouse: Chicago Mercantile Exchange (CME).

Open Forward Foreign Currency Exchange Contracts at November 30, 2019:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation
Japanese yen	Sell	J.P. Morgan	1/27/2020	6,270,000,000	$58,183,776	$57,533,374	$650,402

Open Futures Contracts at November 30, 2019:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation
U.S. 2-Year Treasury Note	March 2020	205	Short	$(44,202,762)	$(44,195,117)	$7,645
U.S. 10-Year Ultra Treasury Note	March 2020	42	Short	(5,983,615)	(5,973,187)	10,428
U.S. Ultra Treasury Bond	March 2020	21	Short	(3,952,146)	(3,942,094)	10,052
Total Unrealized Appreciation on Open Futures Contracts						$28,125

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Depreciation
U.S. 5-Year Treasury Note	March 2020	1,112	Long	$132,382,121	$132,293,250	$(88,871)
U.S. Long Bond	March 2020	263	Long	42,064,054	41,808,781	(255,273)
Total Unrealized Depreciation on Open Futures Contracts						$(344,144)

See Notes to Financial Statements.	87

Schedule of Investments (continued)

CORE FIXED INCOME FUND November 30, 2019

The following is a summary of the inputs used as of November 30, 2019 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Asset-Backed Securities
Credit Cards	$–	$21,956,417	$2,593,558	$24,549,975
Remaining Industries	–	250,412,974	–	250,412,974
Corporate Bonds	–	279,746,290	–	279,746,290
Foreign Government Obligations	–	19,178,826	–	19,178,826
Government Sponsored Enterprises Collateralized Mortgage Obligations	–	19,065,356	–	19,065,356
Government Sponsored Enterprises Pass-Throughs	–	550,397,275	–	550,397,275
Municipal Bond	–	659,620	–	659,620
Non-Agency Commercial Mortgage-Backed Securities	–	71,018,368	1,692,312	72,710,680
U.S. Treasury Obligations	–	335,383,660	–	335,383,660
Short-Term Investments
Foreign Government Obligation	–	57,593,408	–	57,593,408
Government Sponsored Enterprises Pass-Through	–	64,822,690	–	64,822,690
Repurchase Agreements	–	28,927,863	–	28,927,863
U.S. Treasury Obligations	–	321,370,097	–	321,370,097
Total	$–	$2,020,532,844	$4,285,870	$2,024,818,714
Other Financial Instruments
Forward Foreign Currency Exchange Contracts
Assets	$–	$650,402	$–	$650,402
Liabilities	–	–	–	–
Futures Contracts
Assets	28,125	–	–	28,125
Liabilities	(344,144)	–	–	(344,144)
Centrally Cleared Interest Rate Swaps Contracts
Assets	–	1,151,654	–	1,151,654
Liabilities	–	–	–	–
Total	$(316,019)	$1,802,056	$–	$1,486,037

(1)	Refer to Note 2(t) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. Each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

88	See Notes to Financial Statements.

Schedule of Investments (concluded)

CORE FIXED INCOME FUND November 30, 2019

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

Investment Type	Asset-Backed Securities	Non-Agency Commercial Mortgage-Backed Securities
Balance as of December 1, 2018	$–	$–
Accrued Discounts (Premiums)	43	–
Realized Gain (Loss)	–	–
Change in Unrealized Appreciation (Depreciation)	14,862	2,312
Purchases	2,578,653	1,690,000
Sales	–	–
Transfers into Level 3	–	–
Transfers out of Level 3	–	–
Balance as of November 30, 2019	$2,593,558	$1,692,312
Change in unrealized appreciation/depreciation for the year ended November 30, 2019, related to Level 3 investments held at November 30, 2019	$14,862	$2,312

See Notes to Financial Statements.	89

Schedule of Investments

CORE PLUS BOND FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
LONG-TERM INVESTMENTS 106.72%

ASSET-BACKED SECURITIES 21.62%

Automobiles 12.55%
ACC Trust 2018-1 A†	3.70%		12/21/2020	$7	$6,714
ACC Trust 2018-1 B†	4.82%		5/20/2021	100	100,619
ACC Trust 2019-1 B†	4.47%		10/20/2022	100	101,894
American Credit Acceptance Receivables Trust 2016-2 C†	6.09%		5/12/2022	47	46,594
American Credit Acceptance Receivables Trust 2018-4 A†	3.38%		12/13/2021	9	9,021
American Credit Acceptance Receivables Trust 2019-2 B†	3.05%		5/12/2023	97	97,747
AmeriCredit Automobile Receivables Trust 2015-3 D	3.34%		8/8/2021	291	291,596
AmeriCredit Automobile Receivables Trust 2017-2 C	2.97%		3/20/2023	16	16,187
AmeriCredit Automobile Receivables Trust 2017-3 B	2.24%		6/19/2023	586	586,889
Americredit Automobile Receivables Trust 2018-1 C	3.50%		1/18/2024	618	635,370
AmeriCredit Automobile Receivables Trust 2018-3 A2A	3.11%		1/18/2022	9	8,761
AmeriCredit Automobile Receivables Trust 2018-3 A2B	2.013% (1 Mo. LIBOR + .25%	)#	1/18/2022	9	8,735
AmeriCredit Automobile Receivables Trust 2019-3 A2A	2.17%		1/18/2023	250	250,294
Avid Automobile Receivables Trust 2019-1 A†	2.62%		2/15/2024	484	484,391
Avid Automobile Receivables Trust 2019-1 B†	2.82%		7/15/2026	500	500,213
Avid Automobile Receivables Trust 2019-1 C†	3.14%		7/15/2026	500	500,090
BMW Vehicle Lease Trust 2019-1 A2	2.79%		3/22/2021	45	44,989
California Republic Auto Receivables Trust 2015-4 B†	3.73%		11/15/2021	25	25,110
California Republic Auto Receivables Trust 2016-2 B	2.52%		5/16/2022	8	8,020
California Republic Auto Receivables Trust 2017-1 B	2.91%		12/15/2022	73	73,365
Capital Auto Receivables Asset Trust 2015-3 D	3.34%		3/22/2021	23	23,088
Capital Auto Receivables Asset Trust 2017-1 A3†	2.02%		8/20/2021	536	536,374
Capital Auto Receivables Asset Trust 2018-1 A3†	2.79%		1/20/2022	175	175,096
Capital One Prime Auto Receivables Trust 2019-2 A2	2.06%		9/15/2022	713	713,631

90	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2019

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
Automobiles (continued)
CarMax Auto Owner Trust 2017-3 A3	1.97%	4/15/2022	$410		$410,549
CarMax Auto Owner Trust 2017-4 D	3.30%	5/15/2024	675		685,177
CarMax Auto Owner Trust 2018-3 A2A	2.88%	10/15/2021	18		18,501
CarMax Auto Owner Trust 2019-4 B	2.32%	7/15/2025	427		427,485
CarMax Auto Owner Trust 2019-4 C	2.60%	9/15/2025	433		434,015
Carvana Auto Receivables Trust 2019-1A E†	5.64%	1/15/2026	500		517,891
Carvana Auto Receivables Trust 2019-3A A2†	2.42%	4/15/2022	396		396,327
Chesapeake Funding II LLC 2017-2A A1†	1.99%	5/15/2029	564		563,757
Chesapeake Funding II LLC 2017-3A A1†	1.91%	8/15/2029	185		184,727
CPS Auto Receivables Trust 2017-C D†	3.79%	6/15/2023	100		101,596
CPS Auto Receivables Trust 2018-A B†	2.77%	4/18/2022	79		79,057
CPS Auto Receivables Trust 2019-D B†	2.35%	11/15/2023	411		410,329
CPS Auto Receivables Trust 2019-D C†	2.54%	8/15/2024	411		409,947
CPS Auto Trust 2017-A D†	4.61%	12/15/2022	966		988,831
Credit Acceptance Auto Loan Trust 2017-3A C†	3.48%	10/15/2026	250		254,264
Drive Auto Receivables Trust 2016-CA D†	4.18%	3/15/2024	811		822,085
Drive Auto Receivables Trust 2017-1 D	3.84%	3/15/2023	93		94,014
Drive Auto Receivables Trust 2017-3 C	2.80%	7/15/2022	36		35,853
Drive Auto Receivables Trust 2017-3 D†	3.53%	12/15/2023	150		151,571
Drive Auto Receivables Trust 2017-AA D†	4.16%	5/15/2024	567		575,819
Drive Auto Receivables Trust 2018-3 B	3.37%	9/15/2022	5		5,476
Drive Auto Receivables Trust 2018-3 C	3.72%	9/16/2024	23		23,212
Drive Auto Receivables Trust 2018-4 C	3.66%	11/15/2024	72		72,752
Drive Auto Receivables Trust 2019-2 A2A	2.93%	3/15/2022	28		28,226
Drive Auto Receivables Trust 2019-4 A2A	2.32%	6/15/2022	519		519,745
Drive Auto Receivables Trust 2019-4 C	2.51%	11/17/2025	275		275,532
Drive Auto Receivables Trust 2019-4 D	2.70%	2/16/2027	391		390,640
Enterprise Fleet Financing LLC 2018-1 A2†	2.87%	10/20/2023	60		60,313
Exeter Automobile Receivables Trust 2017-3A C†	3.68%	7/17/2023	130		132,269
Fifth Third Auto Trust 2019-1 A2A	2.66%	5/16/2022	1,003		1,006,872
Fifth Third Auto Trust 2019-1 A4	2.69%	11/16/2026	28		28,558
First Investors Auto Owner Trust 2017-3A A2†	2.41%	12/15/2022	13		13,418
First Investors Auto Owner Trust 2018-2A A1†	3.23%	12/15/2022	336		337,888
First Investors Auto Owner Trust 2019-1A A†	2.89%	3/15/2024	61		61,625
First Investors Auto Owner Trust 2019-1A B†	3.02%	3/17/2025	949		963,900
First Investors Auto Owner Trust 2019-2A A†	2.21%	9/16/2024	434		433,770
First Investors Auto Owner Trust 2019-2A C†	2.71%	12/15/2025	427		427,520
Flagship Credit Auto Trust 2017-3 A†	1.88%	10/15/2021	–	(a)	912

See Notes to Financial Statements.	91

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
Automobiles (continued)
Flagship Credit Auto Trust 2017-3 B†	2.59%		7/15/2022	$10		$10,013
Flagship Credit Auto Trust 2017-4 A†	2.07%		4/15/2022	4		3,662
Flagship Credit Auto Trust 2018-1 A†	2.59%		6/15/2022	7		6,511
Ford Credit Auto Owner Trust 2015-1 A†	2.12%		7/15/2026	853		853,177
Foursight Capital Automobile Receivables Trust 2016-1 A2†	2.87%		10/15/2021	5		5,338
Foursight Capital Automobile Receivables Trust 2018-1 B†	3.53%		4/17/2023	980		990,529
Foursight Capital Automobile Receivables Trust 2018-1 E†	5.56%		1/16/2024	451		469,771
GM Financial Automobile Leasing Trust 2017-3 A3	2.01%		11/20/2020	5		5,126
GM Financial Automobile Leasing Trust 2019-2 A2A	2.67%		6/21/2021	216		216,194
GM Financial Automobile Leasing Trust 2019-2 A3	2.67%		3/21/2022	45		45,336
Honda Auto Receivables Owner Trust 2019-1 A2	2.75%		9/20/2021	96		96,478
Honda Auto Receivables Owner Trust 2019-3 A4	1.85%		8/15/2025	546		545,116
Mercedes-Benz Auto Lease Trust 2018-B A2	3.04%		12/15/2020	27		26,688
Mercedes-Benz Auto Receivables Trust 2016-1 A3	1.26%		2/16/2021	–	(a)	699
Nissan Auto Receivables Owner Trust 2017-C A3	2.12%		4/18/2022	372		372,047
Prestige Auto Receivables Trust 2017-1A D†	3.61%		10/16/2023	329		333,916
Prestige Auto Receivables Trust 2019-1A E†	3.90%		5/15/2026	101		102,129
Santander Drive Auto Receivables Trust 2017-3 C	2.76%		12/15/2022	105		105,387
TCF Auto Receivables Owner Trust 2016-PT1A B†	2.92%		10/17/2022	11		11,066
Westlake Automobile Receivables Trust 2018-1A B†	2.67%		5/17/2021	36		36,499
Westlake Automobile Receivables Trust 2018-2A C†	3.50%		1/16/2024	228		230,229
Westlake Automobile Receivables Trust 2018-3A B†	3.32%		10/16/2023	590		595,291
Westlake Automobile Receivables Trust 2019-1A C†	3.45%		3/15/2024	246		249,413
Westlake Automobile Receivables Trust 2019-2A D†	3.20%		11/15/2024	57		57,846
Westlake Automobile Receivables Trust 2019-3A A2†	2.15%		2/15/2023	853		854,043
World Omni Auto Receivables Trust 2017-A A3	1.93%		9/15/2022	510		509,631
World Omni Automobile Lease Securitization Trust 2018-A A3	2.83%		7/15/2021	406		407,547
World Omni Automobile Lease Securitization Trust 2019-A A2	2.89%		11/15/2021	399		401,377
World Omni Select Auto Trust 2018-1A A2†	3.24%		4/15/2022	11		11,452
Total						25,141,722

Credit Cards 1.16%
American Express Credit Account Master Trust 2017-2 A	2.215% (1 Mo. LIBOR + .45%	)#	9/16/2024	71		70,961

92	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Credit Cards (continued)
American Express Credit Account Master Trust 2017-3 A	1.77%		11/15/2022	$228	$227,923
American Express Credit Account Master Trust 2019-1 B	3.07%		10/15/2024	100	102,347
American Express Credit Account Master Trust 2019-2 B	2.86%		11/15/2024	500	509,856
Capital One Multi-Asset Execution Trust 2016-A7	2.275% (1 Mo. LIBOR + .51%	)#	9/16/2024	71	71,047
Discover Card Execution Note Trust 2019-A1	3.04%		7/15/2024	13	13,339
First National Master Note Trust 2018-1 A	2.225% (1 Mo. LIBOR + .46%	)#	10/15/2024	105	104,957
Genesis Sales Finance Master Trust Series 2019-AA B†	5.42%		8/20/2023	100	101,826
Perimeter Master Note Business Trust 2019-1A B†	6.02%		12/15/2022	500	507,702	(b)
Synchrony Credit Card Master Note Trust 2015-1 A	2.37%		3/15/2023	491	491,430
Synchrony Credit Card Master Note Trust 2015-1 B	2.64%		3/15/2023	100	100,058
World Financial Network Credit Card Master Trust 2017-C M	2.66%		8/15/2024	23	23,049
Total					2,324,495

Other 7.91%
Access Point Funding I LLC 2017-A†	3.06%		4/15/2029	14	13,679
Ammc Clo 19 Ltd. 2016-19A BR†	3.801% (3 Mo. LIBOR + 1.80%	)#	10/16/2028	500	499,982
Ammc Clo Ltd. 2016-19A CR†	4.551% (3 Mo. LIBOR + 2.55%	)#	10/16/2028	500	495,037
Amur Equipment Finance Receivables V LLC 2018-1A C†	3.74%		4/22/2024	675	685,268
Ares XLI Clo Ltd. 2016-41A AR†	3.201% (3 Mo. LIBOR + 1.20%	)#	1/15/2029	250	249,822
Ascentium Equipment Receivables Trust 2017-1A A3†	2.29%		6/10/2021	2	1,931
Avery Point VII CLO Ltd. 2015-7A BR†	3.751% (3 Mo. LIBOR + 1.75%	)#	1/15/2028	250	249,519
Avery Point VII CLO Ltd. 2015-7A CR†	4.451% (3 Mo. LIBOR + 2.45%	)#	1/15/2028	250	250,256
BDS Ltd. 2019-FL3 A†	3.163% (1 Mo. LIBOR + 1.40%	)#	12/15/2035	100	100,216
Benefit Street Partners CLO XI 2017-11A A2A†	3.751% (3 Mo. LIBOR + 1.75%	)#	4/15/2029	250	247,372
Bristol Park CLO Ltd. 2016-1A E†	9.251% (3 Mo. LIBOR + 7.25%	)#	4/15/2029	500	504,336	(b)
BSPRT Issuer Ltd. 2018-FL4 A†	2.815% (1 Mo. LIBOR + 1.05%	)#	9/15/2035	271	270,312

See Notes to Financial Statements.	93

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2019

Investments	Interest Rate		Maturity Date		Principal Amount (000)	Fair Value
Other (continued)
Cent CLO Ltd. 2013-19A A1A†	3.258% (3 Mo. LIBOR + 1.33%	)#	10/29/2025		$171	$171,669
CIFC Funding Ltd. 2017-1A A†	3.326% (3 Mo. LIBOR + 1.36%	)#	4/23/2029		250	250,329
Clear Creek CLO 2015-1A DR†	4.916% (3 Mo. LIBOR + 2.95%	)#	10/20/2030		250	235,485
Colony American Finance Ltd. 2018-1 A†	3.804%		6/15/2051		129	133,540
Diamond Resorts Owner Trust 2017-1A B†	4.11%		10/22/2029		34	35,064
DLL LLC 2018-ST2 A2†	3.14%		10/20/2020		12	11,969
Elm CLO Ltd. 2014-1A BRR†	3.752% (3 Mo. LIBOR + 1.75%	)#	1/17/2029		200	200,077
Fairstone Financial Issuance Trust I 2019-1A C†(c)	6.299%		3/21/2033	CAD	150	113,620	(b)
Ford Credit Floorplan Master Owner Trust 2015-2 A1	1.98%		1/15/2022		$648	647,983
Ford Credit Floorplan Master Owner Trust 2015-5 A1	2.42%		8/15/2022		351	351,928
Ford Credit Floorplan Master Owner Trust 2019-2 A	3.06%		4/15/2026		75	77,624
Great American Auto Leasing, Inc. 2019-1 A4†	3.21%		2/18/2025		110	112,979
Greywolf CLO IV Ltd. 2019-1A A2†	3.952% (3 Mo. LIBOR + 1.95%	)#	4/17/2030		250	250,409
Hardee’s Funding LLC 2018-1A A23†	5.71%		6/20/2048		209	224,723
Hardee’s Funding LLC 2018-1A A2II†	4.959%		6/20/2048		28	28,052
Hyundai Floorplan Master Owner Trust 2019-1 A†	2.68%		4/15/2024		109	110,495
Jamestown CLO IX Ltd. 2016-9A BR†	4.616% (3 Mo. LIBOR + 2.65%	)#	10/20/2028		250	249,545
Jamestown CLO VI-R Ltd. 2018-6RA A1†	3.09% (3 Mo. LIBOR + 1.15%	)#	4/25/2030		400	396,771
KKR CLO Ltd.17 B†	3.651% (3 Mo. LIBOR + 1.65%	)#	4/15/2029		250	248,000
KKR CLO Ltd.18 B†	3.703% (3 Mo. LIBOR + 1.70%	)#	7/18/2030		250	245,646
KVK CLO Ltd. 2016-1A B†	4.251% (3 Mo. LIBOR + 2.25%	)#	1/15/2029		743	743,670
LMREC, Inc. 2019-CRE3 A†	3.567% (1 Mo. LIBOR + 1.40%	)#	12/22/2035		174	174,302
Longtrain Leasing III LLC 2015-1A A2†	4.06%		1/15/2045		100	103,734
M360 LLC 2019-CRE2 AS†	3.615% (1 Mo. LIBOR + 1.85%	)#	9/15/2034		519	519,899
M360 LLC 2019-CRE2 B†	4.015% (1 Mo. LIBOR + 2.25%	)#	9/15/2034		258	258,450
ME Funding LLC 2019-1 A2†	6.448%		7/30/2049		76	78,842
Newark BSL CLO 1 Ltd. 2016-1A A1	3.456%		12/21/2029		250	250,109
NextGear Floorplan Master Owner Trust 2017-2A A2†	2.56%		10/17/2022		824	827,097
NextGear Floorplan Master Owner Trust 2018-2A B†	4.01%		10/15/2023		100	102,574
Oaktree CLO 2014-1A A1R†	3.195% (3 Mo. LIBOR + 1.29%	)#	5/13/2029		250	250,200
Octagon Investment Partners 30 Ltd. 2017-1A A2†	3.666% (3 Mo. LIBOR + 1.70%	)#	3/17/2030		500	496,264

94	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Other (continued)
OHA Loan Funding Ltd. 2016-1A B1†	3.766% (3 Mo. LIBOR + 1.80%	)#	1/20/2028	$250	$249,135
OneMain Financial Issuance Trust 2018-2A A†	3.57%		3/14/2033	100	103,643
OneMain Financial Issuance Trust 2019-1A A†	3.48%		2/14/2031	140	142,292
Orange Lake Timeshare Trust 2015-AA A†	2.88%		9/8/2027	12	12,421
Orange Lake Timeshare Trust 2019-A†	3.06%		4/9/2038	42	42,588
Orec Ltd. 2018-CRE1 A†	2.945% (1 Mo. LIBOR + 1.18%	)#	6/15/2036	23	23,001
Pennsylvania Higher Education Assistance Agency 2006-1 B	2.21% (3 Mo. LIBOR + .27%	)#	4/25/2038	38	35,181
PFS Financing Corp. 2018-B A†	2.89%		2/15/2023	100	100,932
Planet Fitness Master Issuer LLC 2018-1A A2II†	4.666%		9/5/2048	104	108,711
SCF Equipment Leasing LLC 2017-2A A†	3.41%		12/20/2023	47	47,101
SCF Equipment Leasing LLC 2018-1A A2†	3.63%		10/20/2024	56	57,179
SCF Equipment Leasing LLC 2019-1A A1†	3.04%		3/20/2023	56	56,388
SCF Equipment Leasing LLC 2019-1A C†	3.92%		11/20/2026	142	146,023
SCF Equipment Leasing LLC 2019-2A B†	2.76%		8/20/2026	402	402,471
SCF Equipment Leasing LLC 2019-2A C†	3.11%		6/21/2027	291	291,332
SLM Student Loan Trust 2007-3 A4	2.00% (3 Mo. LIBOR + .06%	)#	1/25/2022	89	86,248
Sound Point CLO XII Ltd. 2016-2A BR†	3.766% (3 Mo. LIBOR + 1.80%	)#	10/20/2028	250	249,673
Sound Point CLO XVII 2017-3A A2†	3.566% (3 Mo. LIBOR + 1.60%	)#	10/20/2030	287	279,870
TAL Advantage VI LLC 2017-1A A†	4.50%		4/20/2042	110	111,878
Textainer Marine Containers VII Ltd. 2018-1A A†	4.11%		7/20/2043	542	547,616
Textainer Marine Containers VII Ltd. 2019-1A A†	3.96%		4/20/2044	95	96,671
Towd Point Mortgage Trust 2019-HY2 A1†	2.708% (1 Mo. LIBOR + 1.00%	)#	5/25/2058	278	279,164
Triton Container Finance VI LLC 2018-2A A†	4.19%		6/22/2043	500	505,245
TRTX Issuer Ltd. 2019-FL3 C†	3.923% (1 Mo. LIBOR + 2.10%	)#	9/15/2034	411	411,257
Total					15,854,799
Total Asset-Backed Securities (cost $43,236,240)					43,321,016

CORPORATE BONDS 29.35%

Aerospace/Defense 0.20%
BBA US Holdings, Inc.†	4.00%		3/1/2028	131	132,185
Kratos Defense & Security Solutions, Inc.†	6.50%		11/30/2025	51	54,209
TransDigm, Inc.	6.375%		6/15/2026	206	216,976
Total					403,370

See Notes to Financial Statements.	95

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
Air Transportation 0.11%
TAP-Transportes Aereos Portugueses SGPS SA†(c)(d)	5.625%		12/2/2024	EUR	200	$218,933

Auto Parts: Original Equipment 0.12%
Panther BF Aggregator 2 LP/Panther
Finance Co., Inc.†	8.50%		5/15/2027		$244	249,801

Automotive 1.11%
BCD Acquisition, Inc.†	9.625%		9/15/2023		10	10,141
Ford Motor Co.	7.45%		7/16/2031		534	620,539
General Motors Co.	6.60%		4/1/2036		1,208	1,405,899
Tesla, Inc.†	5.30%		8/15/2025		203	195,132
Total						2,231,711

Banks: Regional 4.91%
Banco de Credito e Inversiones SA (Chile)†(e)	3.50%		10/12/2027		290	295,894
Bank of America Corp.	3.593%	#	7/21/2028		1,302	1,382,241
Bank of America Corp.	3.824% (3 Mo. LIBOR + 1.58%	)#	1/20/2028		18	19,407
Bank of America Corp.	4.00%		1/22/2025		7	7,452
Citigroup, Inc.	3.887% (3 Mo. LIBOR + 1.56%	)#	1/10/2028		1,062	1,142,645
Citigroup, Inc.	3.98%	#	3/20/2030		186	202,811
Citigroup, Inc.	4.45%		9/29/2027		38	41,850
Danske Bank A/S (Denmark)†(e)	5.375%		1/12/2024		200	219,854
Discover Bank	4.682% (5 Yr. Swap rate + 1.73%	)#	8/9/2028		500	524,960
Goldman Sachs Group, Inc. (The)	6.25%		2/1/2041		470	659,697
Goldman Sachs Group, Inc. (The)	6.75%		10/1/2037		14	19,253
JPMorgan Chase & Co.	3.782%	#	2/1/2028		947	1,018,707
Macquarie Bank Ltd. (Australia)†(e)	6.625%		4/7/2021		16	16,905
Macquarie Group Ltd. (Australia)†(e)	4.654% (3 Mo. LIBOR + 1.73%	)#	3/27/2029		204	226,171
Morgan Stanley	3.625%		1/20/2027		424	452,356
Morgan Stanley	3.875%		1/27/2026		79	85,193
Morgan Stanley	4.00%		7/23/2025		108	116,826
National Australia Bank Ltd. (Australia)†(e)	3.933% (5 Yr Treasury Constant Maturity Rate + 1.88%	)#	8/2/2034		250	255,774
Popular, Inc.	6.125%		9/14/2023		89	95,712
Royal Bank of Scotland Group plc (United Kingdom)(e)	6.125%		12/15/2022		40	43,429
Santander UK plc (United Kingdom)(e)	7.95%		10/26/2029		55	70,463
Toronto-Dominion Bank (The) (Canada)(e)	3.625% (5 Yr. Swap rate + 2.21%	)#	9/15/2031		337	351,816
Turkiye Garanti Bankasi AS (Turkey)†(e)	5.875%		3/16/2023		200	204,557

96	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Banks: Regional (continued)
Turkiye Vakiflar Bankasi TAO (Turkey)†(e)	5.625%		5/30/2022	$200	$198,708
UBS AG (Switzerland)(e)	5.125%		5/15/2024	1,100	1,186,022
Wells Fargo Capital X	5.95%		12/1/2036	550	686,645
Westpac Banking Corp. (Australia)(e)	4.11% (5 Yr Treasury Constant Maturity Rate + 2.00%	)#	7/24/2034	300	311,349
Total					9,836,697

Beverages 0.54%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.	4.70%		2/1/2036	280	325,970
Bacardi Ltd.†	4.70%		5/15/2028	700	761,206
Total					1,087,176

Building Materials 0.22%
Norbord, Inc. (Canada)†(e)	6.25%		4/15/2023	21	22,452
Owens Corning, Inc.	4.30%		7/15/2047	300	284,860
Owens Corning, Inc.	7.00%		12/1/2036	80	98,673
Summit Materials LLC/Summit Materials Finance Corp.†	5.125%		6/1/2025	40	41,017
Total					447,002

Business Services 0.39%
Ahern Rentals, Inc.†	7.375%		5/15/2023	92	72,028
Ashtead Capital, Inc.†	4.25%		11/1/2029	129	130,613
Brink’s Co. (The)†	4.625%		10/15/2027	170	175,070
Cardtronics, Inc./Cardtronics USA, Inc.†	5.50%		5/1/2025	91	94,402
Global Payments, Inc.	3.20%		8/15/2029	176	179,056
United Rentals North America, Inc.	4.875%		1/15/2028	133	139,105
Total					790,274

Chemicals 0.59%
Ashland LLC	6.875%		5/15/2043	60	68,606
CF Industries, Inc.	4.95%		6/1/2043	139	142,142
CNAC HK Finbridge Co. Ltd. (Hong Kong)(e)	3.50%		7/19/2022	400	406,219
CNAC HK Finbridge Co. Ltd. (Hong Kong)(e)	4.125%		7/19/2027	250	263,541
Orbia Advance Corp. SAB de CV (Mexico)(e)	4.875%		9/19/2022	200	210,063
Tronox, Inc.†	6.50%		4/15/2026	93	93,932
Total					1,184,503

Coal 0.06%
Warrior Met Coal, Inc.†	8.00%		11/1/2024	111	112,317

See Notes to Financial Statements.	97

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2019

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Computer Hardware 0.40%
Dell International LLC/EMC Corp.†	5.45%	6/15/2023	$8	$8,678
Dell International LLC/EMC Corp.†	6.02%	6/15/2026	115	131,512
Dell International LLC/EMC Corp.†	8.35%	7/15/2046	497	667,434
Total				807,624

Computer Software 0.01%
Solera LLC/Solera Finance, Inc.†	10.50%	3/1/2024	19	19,831

Construction/Homebuilding 0.27%
Century Communities, Inc.†	6.75%	6/1/2027	165	175,283
Toll Brothers Finance Corp.	4.35%	2/15/2028	121	125,957
Toll Brothers Finance Corp.	4.875%	3/15/2027	43	46,670
TRI Pointe Group, Inc.	5.25%	6/1/2027	77	80,107
Williams Scotsman International, Inc.†	6.875%	8/15/2023	104	109,573
Total				537,590

Containers 0.15%
Intertape Polymer Group, Inc. (Canada)†(e)	7.00%	10/15/2026	79	82,385
Mauser Packaging Solutions Holding Co.†	7.25%	4/15/2025	226	214,698
Total				297,083

Drugs 0.75%
AbbVie, Inc.†	4.25%	11/21/2049	186	196,198
Bausch Health Americas, Inc.†	9.25%	4/1/2026	231	265,011
Bayer Corp.†	6.65%	2/15/2028	57	70,137
CVS Health Corp.	4.78%	3/25/2038	850	968,413
Total				1,499,759

Electric: Power 1.53%
Ausgrid Finance Pty Ltd. (Australia)†(e)	4.35%	8/1/2028	25	27,459
Berkshire Hathaway Energy Co.	3.80%	7/15/2048	200	217,613
Calpine Corp.	5.75%	1/15/2025	152	154,660
Dominion Energy South Carolina, Inc.	6.05%	1/15/2038	17	23,266
Dominion Energy South Carolina, Inc.	6.625%	2/1/2032	6	8,165
Dominion Energy, Inc.	7.00%	6/15/2038	135	189,102
DPL, Inc.†	4.35%	4/15/2029	300	281,118
Eskom Holdings SOC Ltd. (South Africa)†(e)	5.75%	1/26/2021	200	200,071
Exelon Generation Co. LLC	5.60%	6/15/2042	65	75,852
Exelon Generation Co. LLC	5.75%	10/1/2041	290	340,547
Exelon Generation Co. LLC	6.25%	10/1/2039	10	12,406
NRG Energy, Inc.†	4.45%	6/15/2029	395	417,078

98	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2019

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Electric: Power (continued)
Oglethorpe Power Corp.	5.05%	10/1/2048	$239	$287,915
Pennsylvania Electric Co.†	3.60%	6/1/2029	175	186,288
Perusahaan Listrik Negara PT (Indonesia)†(e)	5.25%	10/24/2042	200	221,687
PPL Electric Utilities Corp.	5.20%	7/15/2041	6	7,485
PSEG Power LLC	8.625%	4/15/2031	200	281,812
Vistra Operations Co. LLC†	4.30%	7/15/2029	121	124,890
Total				3,057,414

Electrical Equipment 0.50%
Broadcom Corp./Broadcom Cayman Finance Ltd.	3.625%	1/15/2024	78	80,292
Broadcom, Inc.†	3.625%	10/15/2024	896	921,570
Total				1,001,862

Electronics 0.47%
Allegion plc (Ireland)(e)	3.50%	10/1/2029	97	99,164
PerkinElmer, Inc.	3.30%	9/15/2029	530	531,451
Trimble, Inc.	4.90%	6/15/2028	292	321,419
Total				952,034

Energy Equipment & Services 0.09%
Enviva Partners LP/Enviva Partners Finance Corp.†(d)	6.50%	1/15/2026	180	187,506

Engineering & Contracting Services 0.05%
Brand Industrial Services, Inc.†	8.50%	7/15/2025	112	109,479

Entertainment 0.25%
Penn National Gaming, Inc.†	5.625%	1/15/2027	232	241,360
Stars Group Holdings BV/Stars Group US Co-Borrower LLC (Netherlands)†(e)	7.00%	7/15/2026	241	260,840
Total				502,200

Financial Services 2.27%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(e)	3.65%	7/21/2027	450	463,975
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(e)	4.875%	1/16/2024	700	759,146
Affiliated Managers Group, Inc.	3.50%	8/1/2025	79	82,396
Affiliated Managers Group, Inc.	4.25%	2/15/2024	6	6,402
Aircastle Ltd.	4.25%	6/15/2026	350	367,845
Ally Financial, Inc.	8.00%	11/1/2031	131	180,947
Avolon Holdings Funding Ltd. (Ireland)†(e)	5.25%	5/15/2024	418	455,417
Brightsphere Investment Group, Inc.	Zero Coupon	7/27/2026	11	11,435

See Notes to Financial Statements.	99

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2019

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Financial Services (continued)
Discover Financial Services	4.10%	2/9/2027	$475	$509,685
E*TRADE Financial Corp.	3.80%	8/24/2027	244	253,512
E*TRADE Financial Corp.	4.50%	6/20/2028	17	18,420
Global Aircraft Leasing Co. Ltd. PIK 7.25%†	6.50%	9/15/2024	295	302,464
Navient Corp.	6.75%	6/25/2025	252	272,790
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.†	4.50%	3/15/2027	20	21,398
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.†	4.875%	4/15/2045	303	314,889
Park Aerospace Holdings Ltd. (Ireland)†(e)	5.50%	2/15/2024	382	418,538
SURA Asset Management SA (Columbia)†(e)	4.875%	4/17/2024	100	106,709
Total				4,545,968

Food 0.33%
Chobani LLC/Chobani Finance Corp., Inc.†	7.50%	4/15/2025	201	190,948
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.†	6.50%	4/15/2029	246	273,145
Minerva Luxembourg SA (Luxembourg)†(e)	5.875%	1/19/2028	200	203,320
Total				667,413

Foreign Government 0.11%
CBB International Sukuk Co. 6 Spc (Bahrain)†(e)	5.25%	3/20/2025	200	213,423

Health Care Services 0.71%
Centene Corp.†(d)	4.625%	12/15/2029	197	207,096
CommonSpirit Health	3.347%	10/1/2029	304	305,846
Fresenius Medical Care US Finance II, Inc.†	4.75%	10/15/2024	55	59,455
HCA, Inc.	5.50%	6/15/2047	19	22,005
RegionalCare Hospital Partners Holdings, Inc./ LifePoint Health, Inc.†	9.75%	12/1/2026	55	60,639
Surgery Center Holdings, Inc.†	6.75%	7/1/2025	44	42,478
Surgery Center Holdings, Inc.†	10.00%	4/15/2027	60	63,171
Tenet Healthcare Corp.†	6.25%	2/1/2027	77	82,486
Universal Health Services, Inc.†	4.75%	8/1/2022	45	45,590
Universal Health Services, Inc.†	5.00%	6/1/2026	500	528,924
Total				1,417,690

Insurance 0.85%
Assurant, Inc.	3.70%	2/22/2030	162	164,583
AXIS Specialty Finance LLC	3.90%	7/15/2029	117	122,877
Fidelity National Financial, Inc.	4.50%	8/15/2028	108	116,878

100	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2019

Investments	Interest Rate		Maturity Date		Principal Amount (000)	Fair Value
Insurance (continued)
Global Atlantic Fin Co.†	4.40%		10/15/2029		$384	$381,391
HUB International Ltd.†	7.00%		5/1/2026		134	137,688
Protective Life Corp.	8.45%		10/15/2039		275	419,780
Teachers Insurance & Annuity Association of America†	4.90%		9/15/2044		287	358,128
Total						1,701,325

Leisure 0.39%
Carnival plc	7.875%		6/1/2027		10	13,072
Royal Caribbean Cruises Ltd.	3.70%		3/15/2028		472	485,627
Royal Caribbean Cruises Ltd.	7.50%		10/15/2027		220	281,922
Total						780,621

Lodging 0.18%
Las Vegas Sands Corp.	3.90%		8/8/2029		158	163,949
Wyndham Destinations, Inc.	5.75%		4/1/2027		180	195,362
Total						359,311

Machinery: Agricultural 0.85%
BAT Capital Corp.	3.557%		8/15/2027		16	16,314
BAT Capital Corp.	4.39%		8/15/2037		767	759,849
Imperial Brands Finance plc (United Kingdom)†(e)	3.875%		7/26/2029		509	509,251
Kernel Holding SA (Ukraine)†(e)	8.75%		1/31/2022		200	212,102
MHP Lux SA (Luxembourg)†(e)	6.95%		4/3/2026		200	205,524
Total						1,703,040

Machinery: Industrial/Specialty 0.68%
nVent Finance Sarl (Luxembourg)(e)	4.55%		4/15/2028		669	691,066
Westinghouse Air Brake Technologies Corp.	4.95%		9/15/2028		598	664,941
Total						1,356,007

Manufacturing 0.48%
General Electric Co.	2.271% (3 Mo. LIBOR + .38%	)#	5/5/2026		16	15,015
General Electric Co.	5.00% (3 Mo. LIBOR + 3.33%	)#	–	(f)	605	592,737
General Electric Co.	6.15%		8/7/2037		212	264,750
Pentair Finance Sarl (Luxembourg)(e)	4.50%		7/1/2029		87	91,353
Total						963,855

Media 1.43%
AMC Networks, Inc.	4.75%		8/1/2025		75	74,625
CCO Holdings LLC/CCO Holdings Capital Corp.†	5.00%		2/1/2028		134	141,373

See Notes to Financial Statements.	101

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2019

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Media (continued)
Charter Communications Operating LLC/Charter Communications Operating Capital	6.484%	10/23/2045	$28	$34,744
Cox Communications, Inc.†	8.375%	3/1/2039	517	783,612
DISH DBS Corp.	7.75%	7/1/2026	133	138,069
Gray Television, Inc.†	7.00%	5/15/2027	214	237,502
Scripps Escrow, Inc.†	5.875%	7/15/2027	257	264,584
Sinclair Television Group, Inc.†	5.125%	2/15/2027	110	111,413
Sinclair Television Group, Inc.†	5.875%	3/15/2026	70	73,126
Time Warner Cable LLC	7.30%	7/1/2038	776	996,154
Time Warner Entertainment Co. LP	8.375%	7/15/2033	6	8,399
Total				2,863,601

Metals & Minerals: Miscellaneous 0.52%
Anglo American Capital plc (United Kingdom)†(e)	4.75%	4/10/2027	400	435,521
Barrick North America Finance LLC	7.50%	9/15/2038	60	84,057
Freeport-McMoRan, Inc.	3.875%	3/15/2023	74	75,694
Glencore Finance Canada Ltd. (Canada)†(e)	5.55%	10/25/2042	397	429,978
Kinross Gold Corp. (Canada)(e)	5.95%	3/15/2024	7	7,772
Total				1,033,022

Natural Gas 0.11%
Dominion Energy Gas Holdings LLC	4.60%	12/15/2044	200	222,082

Oil 2.53%
Berry Petroleum Co. LLC†	7.00%	2/15/2026	143	124,003
Centennial Resource Production LLC†	6.875%	4/1/2027	398	389,018
Ecopetrol SA (Colombia)(e)	4.125%	1/16/2025	315	329,306
Ecopetrol SA (Colombia)(e)	5.875%	5/28/2045	40	45,937
Eni SpA (Italy)†(e)	5.70%	10/1/2040	200	245,288
Eni USA, Inc.	7.30%	11/15/2027	70	90,449
Laredo Petroleum, Inc.	5.625%	1/15/2022	191	176,373
MEG Energy Corp. (Canada)†(e)	7.00%	3/31/2024	306	300,836
Oasis Petroleum, Inc.	6.875%	3/15/2022	222	207,986
Occidental Petroleum Corp.	7.875%	9/15/2031	445	593,318
Pertamina Persero PT (Indonesia)†(e)	4.70%	7/30/2049	200	210,200
Petrobras Global Finance BV (Netherlands)†(e)	5.093%	1/15/2030	180	188,685
Petrobras Global Finance BV (Netherlands)(e)	7.25%	3/17/2044	215	256,589
Petroleos Mexicanos (Mexico)(e)	4.50%	1/23/2026	294	287,842
Petroleos Mexicanos (Mexico)(e)	5.35%	2/12/2028	360	350,549
QEP Resources, Inc.	5.25%	5/1/2023	66	62,865

102	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2019

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Oil (continued)
QEP Resources, Inc.	5.625%	3/1/2026	$223	$202,924
Saudi Arabian Oil Co. (Saudi Arabia)†(e)	2.875%	4/16/2024	200	202,673
SM Energy Co.	6.625%	1/15/2027	330	301,066
Tapstone Energy LLC/Tapstone Energy Finance Corp.†	9.75%	6/1/2022	15	3,900
Valero Energy Corp.	10.50%	3/15/2039	276	468,376
YPF SA (Argentina)†(e)	8.50%	3/23/2021	33	31,446
Total				5,069,629

Oil: Crude Producers 0.81%
Cheniere Corpus Christi Holdings LLC†	3.70%	11/15/2029	161	162,751
NGPL PipeCo LLC†	4.875%	8/15/2027	300	318,419
Sabine Pass Liquefaction LLC	5.875%	6/30/2026	1,006	1,151,532
Total				1,632,702

Oil: Integrated Domestic 0.25%
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc.	4.08%	12/15/2047	179	182,962
National Oilwell Varco, Inc.	3.95%	12/1/2042	162	147,311
Transocean Proteus Ltd.†	6.25%	12/1/2024	173	175,487
Total				505,760

Paper & Forest Products 0.06%
Fibria Overseas Finance Ltd. (Brazil)(e)	4.00%	1/14/2025	120	123,650

Real Estate Investment Trusts 1.24%
Country Garden Holdings Co. Ltd. (China)†(e)	4.75%	9/28/2023	200	200,810
EPR Properties	4.50%	6/1/2027	45	48,323
EPR Properties	4.75%	12/15/2026	10	10,916
EPR Properties	4.95%	4/15/2028	593	650,823
Goodman US Finance Three LLC†	3.70%	3/15/2028	356	369,735
Healthcare Trust of America Holdings LP	3.10%	2/15/2030	194	193,192
Spirit Realty LP	3.40%	1/15/2030	188	188,847
VEREIT Operating Partnership LP	4.875%	6/1/2026	739	820,711
Total				2,483,357

Retail 0.22%
Dollar Tree, Inc.	4.20%	5/15/2028	225	240,856
IRB Holding Corp.†	6.75%	2/15/2026	188	196,760
Total				437,616

Retail: Specialty 0.10%
Coty, Inc.†	6.50%	4/15/2026	186	192,515

See Notes to Financial Statements.	103

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Steel 0.19%
Cleveland-Cliffs, Inc.	5.75%		3/1/2025	$173	$173,216
CSN Resources SA (Brazil)†(e)	7.625%		2/13/2023	200	209,083
Total					382,299

Technology 0.43%
Alibaba Group Holding Ltd. (China)(e)	3.60%		11/28/2024	200	210,202
Match Group, Inc.†	5.625%		2/15/2029	156	165,180
Netflix, Inc.	6.375%		5/15/2029	180	201,793
Tencent Holdings Ltd. (China)†(e)	3.595%		1/19/2028	270	281,160
Total					858,335

Telecommunications 1.60%
AT&T, Inc.	6.00%		8/15/2040	1,125	1,426,621
AT&T, Inc.	6.25%		3/29/2041	562	726,722
Intelsat Jackson Holdings SA (Luxembourg)(e)	5.50%		8/1/2023	12	9,566
Intelsat Jackson Holdings SA (Luxembourg)†(e)	8.50%		10/15/2024	133	109,725
Sprint Capital Corp.	6.875%		11/15/2028	148	158,182
Verizon Communications, Inc.	3.01% (3 Mo. LIBOR + 1.10%	)#	5/15/2025	561	571,824
ViaSat, Inc.†	5.625%		4/15/2027	185	197,256
Total					3,199,896

Toys 0.08%
Mattel, Inc.†	6.75%		12/31/2025	155	162,750

Utilities 0.21%
Aqua America, Inc.	3.566%		5/1/2029	78	83,267
Aquarion Co.†	4.00%		8/15/2024	125	131,628
Empresas Publicas de Medellin ESP (Colombia)†(e)	4.25%		7/18/2029	200	206,570
Total					421,465
Total Corporate Bonds (cost $57,429,427)					58,831,498

FLOATING RATE LOANS(g) 0.56%

Building Materials 0.19%
Airxcel, Inc. 2018 1st Lien Term Loan	6.202% (1 Mo. LIBOR + 4.50%	)	4/28/2025	182	175,369
Forterra Finance LLC 2017 Term Loan B	–	(h)	10/25/2023	204	196,804
Total					372,173

Computer Software 0.10%
Navicure, Inc. 2019 Term Loan B	–	(h)	10/22/2026	198	197,815

104	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Containers 0.05%
Proampac PG Borrower LLC 2016 1st Lien Term Loan	5.336% (3 Mo. LIBOR + 3.50%) - 5.436%		11/20/2023	$110	$105,404

Electric: Power 0.09%
Helix Gen Funding, LLC Term Loan B	5.452% (1 Mo. LIBOR + 3.75%	)	6/2/2024	198	190,224

Retail 0.03%
Mavis Tire Express Services Corp. 2018 1st Lien Term Loan	4.952% (1 Mo. LIBOR + 3.25%	)	3/20/2025	62	58,587
Mavis Tire Express Services Corp. 2018 Delayed Draw Term Loan	4.952%		3/20/2025	8	7,452
Total					66,039

Transportation: Miscellaneous 0.01%
Gruden Acquisition, Inc. 2nd Lien Term Loan	10.604% (3 Mo. LIBOR + 8.50%	)	8/18/2023	12	11,935

Wholesale 0.09%
Yak Access, LLC 2018 2nd Lien Term Loan B	11.722% (1 Mo. LIBOR + 10.00%	)	7/10/2026	213	183,979
Total Floating Rate Loans (cost $1,138,993)					1,127,569

FOREIGN GOVERNMENT OBLIGATIONS 2.17%

Angola 0.10%
Republic of Angola†(e)	8.25%		5/9/2028	200	204,642

Argentina 0.05%
Provincia de Mendoza†(e)	8.375%		5/19/2024	150	99,750

Bahamas 0.11%
Commonwealth of Bahamas†(e)	6.00%		11/21/2028	200	218,819

Bermuda 0.10%
Government of Bermuda†	3.717%		1/25/2027	200	209,071

Dominican Republic 0.08%
Dominican Republic†(e)	6.40%		6/5/2049	150	157,453

Egypt 0.20%
Arab Republic of Egypt†(e)	4.55%		11/20/2023	200	201,700
Arab Republic of Egypt†(e)	6.588%		2/21/2028	200	204,580
Total					406,280

See Notes to Financial Statements.	105

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2019

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
El Salvador 0.09%
Republic of EI Salvador†(e)	6.375%	1/18/2027	$170	$177,284

Ghana 0.22%
Republic of Ghana†(e)	7.875%	8/7/2023	400	434,416

Japan 0.25%
Japan Bank for International Corp.(e)	2.125%	2/10/2025	264	265,452
Japan Bank for International Corp.(e)	2.50%	5/23/2024	224	229,047
Total				494,499

Kenya 0.10%
Republic of Kenya†(e)	7.00%	5/22/2027	200	209,391

Mexico 0.14%
United Mexican States(e)	3.75%	1/11/2028	265	275,004

Nigeria 0.11%
Republic of Nigeria†(e)	6.375%	7/12/2023	200	211,506

Qatar 0.31%
State of Qatar†(e)	3.25%	6/2/2026	600	631,758

South Africa 0.21%
Saudi International Bond†(e)	3.625%	3/4/2028	400	421,530

Sri Lanka 0.10%
Republic of Sri Lanka†(e)	6.25%	7/27/2021	200	201,000
Total Foreign Government Obligations (cost $4,352,460)				4,352,403

GOVERNMENT SPONSORED ENTERPRISES COLLATERALIZED MORTGAGE OBLIGATIONS 0.09%
Government National Mortgage Assoc. 2017-168 AS	2.70%	8/16/2058	37	37,224
Government National Mortgage Assoc. 2017-41 AS	2.60%	6/16/2057	31	31,320
Government National Mortgage Assoc. 2017-69 AS	2.75%	2/16/2058	33	33,727
Government National Mortgage Assoc. 2017-71 AS	2.70%	4/16/2057	33	33,320
Government National Mortgage Assoc. 2017-76 AS	2.65%	11/16/2050	13	13,501
Government National Mortgage Assoc. 2017-86 AS	2.75%	2/16/2058	12	12,608
Government National Mortgage Assoc. 2017-89 AB	2.60%	7/16/2058	11	10,655
Government National Mortgage Assoc. 2017-90 AS	2.70%	7/16/2057	14	14,193
Total Government Sponsored Enterprises Collateralized Mortgage Obligations (cost $183,240)				186,548

GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS 28.92%
Federal Home Loan Mortgage Corp.	4.00%	10/1/2049	429	465,306
Federal National Mortgage Assoc.(i)	3.00%	TBA	10,200	10,344,235

106	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS (continued)
Federal National Mortgage Assoc.(i)	3.50%		TBA	$41,100	$42,191,719
Federal National Mortgage Assoc.	4.00%		1/1/2048	549	596,309
Federal National Mortgage Assoc.(i)	4.00%		TBA	4,200	4,357,828
Total Government Sponsored Enterprises Pass-Throughs (cost $57,808,714)					57,955,397

MUNICIPAL BOND 0.00%

Miscellaneous
Pennsylvania (cost $5,064)	5.35%		5/1/2030	5	5,074

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 14.36%
1345 Avenue of the Americas & Park Avenue Plaza Trust 2005-1 A3†	5.278%		8/10/2035	50	55,357
A10 Bridge Asset Financing LLC 2015-AA A1†	3.30%		5/15/2036	114	113,888
AREIT Trust 2018-CRE2 A†	2.743% (1 Mo. LIBOR + .98%	)#	11/14/2035	73	72,386
Atrium Hotel Portfolio Trust 2017-ATRM A†	2.695% (1 Mo. LIBOR + .93%	)#	12/15/2036	1,075	1,074,398
Atrium Hotel Portfolio Trust 2018-ATRM A†	2.715% (1 Mo. LIBOR + .95%	)#	6/15/2035	100	100,153
BAMLL Commercial Mortgage Securities Trust 2019-AHT B†	3.365% (1 Mo. LIBOR + 1.60%	)#	3/15/2034	100	100,576
BAMLL Trust 2011-FSHN A†	4.42%		7/11/2033	168	172,011
Bancorp Commercial Mortgage Trust (The) 2018-CR3 A†	2.615% (1 Mo. LIBOR + .85%	)#	1/15/2033	8	7,892
Bancorp Commercial Mortgage Trust 2019-CRE6 A†	2.971% (1 Mo. LIBOR + 1.05%	)#	9/15/2036	1,396	1,397,736
BB-UBS Trust 2012-SHOW A†	3.43%		11/5/2036	175	183,096
BBCMS Mortgage Trust 2018-TALL E†	4.202% (1 Mo. LIBOR + 2.44%	)#	3/15/2037	64	64,128
BBCMS Mortgage Trust 2019-BWAY A†	2.756% (1 Mo. LIBOR + .96%	)#	11/25/2034	197	195,921
BBCMS Mortgage Trust 2019-BWAY B†	3.11% (1 Mo. LIBOR + 1.31%	)#	11/25/2034	87	86,549
BBCMS Mortgage Trust 2019-BWAY C†	3.41% (1 Mo. LIBOR + 1.61%	)#	11/25/2034	350	348,217
Benchmark Mortgage Trust 2019-B12 TCC†	3.555%	#(j)	8/15/2052	500	489,494	(b)
BHP Trust 2019-BXHP E†	4.333% (1 Mo. LIBOR + 2.57%	)#	8/15/2036	100	99,844
BWAY Mortgage Trust 2015-1740 A†	2.917%		1/10/2035	100	101,749
BX Commercial Mortgage Trust 2018-BIOA A†	2.436% (1 Mo. LIBOR + .67%	)#	3/15/2037	70	69,904

See Notes to Financial Statements.	107

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
BX Commercial Mortgage Trust 2019-XL C†	3.015% (1 Mo. LIBOR + 1.25%	)#	10/15/2036	$150	$150,239
BX Commercial Mortgage Trust 2019-XL D†	3.215% (1 Mo. LIBOR + 1.45%	)#	10/15/2036	170	170,329
BX Commercial Mortgage Trust 2019-XL E†	3.565% (1 Mo. LIBOR + 1.80%	)#	10/15/2036	100	100,230
BX Commercial Mortgage Trust 2019-XL F†	3.765% (1 Mo. LIBOR + 2.00%	)#	10/15/2036	250	250,660
BX Trust 2018-GW A†	2.565% (1 Mo. LIBOR + .80%	)#	5/15/2035	55	54,875
Caesars Palace Las Vegas Trust 2017-VICI A†	3.531%		10/15/2034	35	36,345
Caesars Palace Las Vegas Trust 2017-VICI B†	3.835%		10/15/2034	543	564,271
Caesars Palace Las Vegas Trust 2017-VICI C†	4.138%		10/15/2034	100	104,439
Caesars Palace Las Vegas Trust 2017-VICI D†	4.499%	#(j)	10/15/2034	10	10,464
Caesars Palace Las Vegas Trust 2017-VICI E†	4.499%	#(j)	10/15/2034	27	27,991
CF Trust 2019-BOSS A1†	4.953% (1 Mo. LIBOR + 3.25%	)#	12/15/2021	222	222,304	(b)
CF Trust 2019-MF1 2019-MF1 C†	3.415% (1 Mo. LIBOR + 1.65%	)#	8/21/2032	378	379,327
CF Trust 2019-MF1 D†	3.715% (1 Mo. LIBOR + 1.95%	)#	8/21/2032	356	357,239
Citigroup Commercial Mortgage Trust 2013-375P A†	3.251%		5/10/2035	100	103,151
Citigroup Commercial Mortgage Trust 2016-GC36 AS	3.849%		2/10/2049	98	103,570
Citigroup Commercial Mortgage Trust 2016-GC36 D†	2.85%		2/10/2049	282	245,979
Citigroup Commercial Mortgage Trust 2016-P3 D†	2.804%	#(j)	4/15/2049	25	21,903
Commercial Mortgage Pass-Through Certificates 2012-LTRT A2†	3.40%		10/5/2030	100	101,585
Commercial Mortgage Pass-Through Certificates 2014-UBS4 D†	4.863%	#(j)	8/10/2047	835	775,386
Commercial Mortgage Pass-Through Certificates 2014-UBS6 B	4.349%	#(j)	12/10/2047	50	52,746
Commercial Mortgage Pass-Through Certificates 2015-DC1 D†	4.408%	#(j)	2/10/2048	600	554,795
Commercial Mortgage Pass-Through Certificates 2015-PC1 AM	4.29%	#(j)	7/10/2050	53	57,406
Commercial Mortgage Pass-Through Certificates 2015-PC1 B	4.584%	#(j)	7/10/2050	50	53,557
Commercial Mortgage Pass-Through Certificates 2015-PC1 C	4.584%	#(j)	7/10/2050	10	10,446
Commercial Mortgage Pass-Through Certificates 2015-PC1 D	4.584%	#(j)	7/10/2050	425	403,313

108	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Commercial Mortgage Pass-Through Certificates 2016-COR1 AM	3.494%		10/10/2049	$88	$92,148
Credit Suisse Commercial Mortgage Securities Corp. 2019-SKLZ A†	3.015% (1 Mo. LIBOR + 1.25%	)#	1/15/2034	683	684,783
Credit Suisse Mortgage Capital Certificates 2017-HD A†	2.715% (1 Mo. LIBOR + .95%	)#	2/15/2031	188	187,939
Credit Suisse Mortgage Capital Certificates 2019-ICE4 A†	2.745% (1 Mo. LIBOR + .98%	)#	5/15/2036	342	342,853
CSAIL Commercial Mortgage Trust 2019-C18 AS(d)	3.321%		12/15/2052	214	220,398
DBWF Mortgage Trust 2018-GLKS A†	2.763% (1 Mo. LIBOR + 1.03%	)#	11/19/2035	100	100,257
Exantas Capital Corp., Ltd. 2019-RSO7 A†	2.763% (1 Mo. LIBOR + 1.00%	)#	4/15/2036	100	99,878
Exantas Capital Corp., Ltd. 2019-RSO7 AS†	3.263% (1 Mo. LIBOR + 1.50%	)#	4/15/2036	100	100,165
Fontainebleau Miami Beach Trust 2019-FBLU A†(d)	3.144%		12/10/2036	134	138,006
Fontainebleau Miami Beach Trust 2019-FBLU B†(d)	3.447%		12/10/2036	100	103,065
Great Wolf Trust 2017-WOLF A†	2.615% (1 Mo. LIBOR + .85%	)#	9/15/2034	100	100,066
GS Mortgage Securities Corp. Trust 2018-HULA A†	2.685% (1 Mo. LIBOR + .92%	)#	7/15/2025	987	985,014
GS Mortgage Securities Corp. Trust 2018-RIVR A†	2.715% (1 Mo. LIBOR + .95%	)#	7/15/2035	100	100,245
GS Mortgage Securities Corp. Trust 2019-70P A†	2.765% (1 Mo. LIBOR + 1.00%	)#	10/15/2036	1,219	1,220,700
GS Mortgage Securities Corp. Trust 2019-70P B†	3.085% (1 Mo. LIBOR + 1.32%	)#	10/15/2036	813	813,834
GS Mortgage Securities Corp. Trust 2019-70P XCP IO†	0.506%	#(j)	10/15/2036	86,776	572,609
GS Mortgage Securities Corp. Trust 2019-SMP A†	2.915% (1 Mo. LIBOR + 1.15%	)#	8/15/2032	750	750,924
GS Mortgage Securities Corp. Trust 2019-SMP B†	3.265% (1 Mo. LIBOR + 1.50%	)#	8/15/2032	525	526,652
GS Mortgage Securities Corp. Trust 2019-SMP XCP IO†	0.587%	#(j)	8/15/2032	36,803	271,054
GS Mortgage Securities Trust 2013-G1 A2†	3.557%	#(j)	4/10/2031	154	157,016
GS Mortgage Securities Trust 2014-GC26 C	4.667%	#(j)	11/10/2047	50	51,204
GS Mortgage Securities Trust 2015-GC30 A2	2.726%		5/10/2050	1,005	1,005,611
Hilton Orlando Trust 2018-ORL A†	2.535% (1 Mo. LIBOR + .77%	)#	12/15/2034	45	45,045

See Notes to Financial Statements.	109

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Hilton Orlando Trust 2018-ORL D†	3.465% (1 Mo. LIBOR + 1.70%	)#	12/15/2034	$55	$55,077
JPMorgan Chase Commercial Mortgage Securities Corp. 2018-AON D†	4.767%	#(j)	7/5/2031	30	31,665
JPMorgan Chase Commercial Mortgage Securities Trust	3.75%		9/15/2029	325	325,609	(b)
JPMorgan Chase Commercial Mortgage Securities Trust	4.65%		9/15/2029	325	325,603	(b)
JPMorgan Chase Commercial Mortgage Securities Trust	5.35%		9/15/2029	325	325,602	(b)
JPMorgan Chase Commercial Mortgage Securities Trust	6.35%		9/15/2029	325	325,602	(b)
JPMorgan Chase Commercial Mortgage Securities Trust	7.35%		9/15/2029	325	325,601	(b)
JPMorgan Chase Commercial Mortgage Securities Trust 2012-C8 A3	2.829%		10/15/2045	8	7,842
JPMorgan Chase Commercial Mortgage Securities Trust 2014-DSTY D†	3.931%	#(j)	6/10/2027	100	69,229
JPMorgan Chase Commercial Mortgage Securities Trust 2015-C30 C	4.41%	#(j)	7/15/2048	10	10,296
JPMorgan Chase Commercial Mortgage Securities Trust 2015-UES C†	3.742%	#(j)	9/5/2032	100	100,481
JPMorgan Chase Commercial Mortgage Securities Trust 2017-MARK A†	3.392%		6/5/2032	103	105,175
JPMorgan Chase Commercial Mortgage Securities Trust 2018-LAQ A†	2.765% (1 Mo. LIBOR + 1.00%	)#	6/15/2032	968	969,152
JPMorgan Chase Commercial Mortgage Securities Trust 2018-LAQ B†	3.065% (1 Mo. LIBOR + 1.30%	)#	6/15/2032	339	339,055
JPMorgan Chase Commercial Mortgage Securities Trust 2018-LAQ C†	3.365% (1 Mo. LIBOR + 1.60%	)#	6/15/2032	34	34,205
JPMorgan Chase Commercial Mortgage Securities Trust 2018-LAQ D†	3.865% (1 Mo. LIBOR + 2.10%	)#	6/15/2032	50	50,057
JPMorgan Chase Commercial Mortgage Securities Trust 2018-LAQ E†	4.765% (1 Mo. LIBOR + 3.00%	)#	6/15/2035	47	47,372
JPMorgan Chase Commercial Mortgage Securities Trust 2018-MINN†	2.934% (1 Mo. LIBOR + 1.27%	)#	11/15/2035	10	10,020
JPMorgan Chase Commercial Mortgage Securities Trust 2018-MINN B†	3.264% (1 Mo. LIBOR + 1.60%	)#	11/15/2035	10	10,020
JPMorgan Chase Commercial Mortgage Securities Trust 2018-WPT AFL†	2.724% (1 Mo. LIBOR + .95%	)#	7/5/2033	10	9,984
JPMorgan Chase Commercial Mortgage Securities Trust 2018-WPT BFL†	3.024% (1 Mo. LIBOR + 1.25%	)#	7/5/2033	26	25,959

110	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Trust 2018-WPT BFX†	4.549%		7/5/2033	$10	$10,692
JPMorgan Chase Commercial Mortgage Securities Trust 2018-WPT CFX†	4.95%		7/5/2033	10	10,707
LoanCore Issuer Ltd. 2019-CRE3 A†	2.815% (1 Mo. LIBOR + 1.05%	)#	4/15/2034	900	900,169
Motel 6 Trust 2017-MTL6 E†	5.015% (1 Mo. LIBOR + 3.25%	)#	8/15/2034	28	28,323
Natixis Commercial Mortgage Securities Trust 2018-285M A†	3.917%	#(j)	11/15/2032	50	51,936
Natixis Commercial Mortgage Securities Trust 2018-285M B†	3.917%	#(j)	11/15/2032	50	51,792
Natixis Commercial Mortgage Securities Trust 2019-1776 XCP IO†	0.633%	#(j)	10/15/2036	36,272	409,874
PFP Ltd. 2019-6 B†(d)	3.614% (1 Mo. LIBOR + 1.70%	)#	4/14/2037	500	500,765
PFP Ltd. 2019-6 C†(d)	4.014% (1 Mo. LIBOR + 2.10%	)#	4/14/2037	332	332,686
Prima Capital CRE Securitization Ltd. 2019-RK1 AG†	4.00%		4/15/2038	165	172,731	(b)
Prima Capital CRE Securitization Ltd. 2019-RK1 AT†	4.45%		4/15/2038	100	106,899	(b)
ReadyCap Commercial Mortgage Trust 2018-4 A†	3.39%		2/27/2051	25	25,537
ReadyCap Commercial Mortgage Trust 2019-6 A†	2.832%		10/25/2052	924	928,152
ReadyCap Mortgage Trust 2016-3 A IO†	0.456%	#(j)	2/15/2041	1,217	34,440
RETL 2019-RVP C†	3.865% (1 Mo. LIBOR + 2.10%	)#	3/15/2036	70	70,351
Shelter Growth CRE Issuer Ltd. 2018-FL1 A†	2.765% (1 Mo. LIBOR + 1.00%	)#	1/15/2035	26	26,051
SLIDE 2018-FUN D†	3.615% (1 Mo. LIBOR + 1.85%	)#	6/15/2031	15	14,571
Stonemont Portfolio Trust 2017-MONT E†	4.474% (1 Mo. LIBOR + 2.75%	)#	8/20/2030	65	65,530
Stonemont Portfolio Trust 2017-MONT F†	5.324% (1 Mo. LIBOR + 3.60%	)#	8/20/2030	66	66,482
VMC Finance LLC 2019-FL3 A†	2.863% (1 Mo. LIBOR + 1.10%	)#	9/15/2036	1,695	1,696,972
Wells Fargo Commercial Mortgage Trust 2013-LC12 B	4.42%	#(j)	7/15/2046	494	513,484
Wells Fargo Commercial Mortgage Trust 2014-LC16 A5	3.817%		8/15/2050	165	175,496
Wells Fargo Commercial Mortgage Trust 2015-C28 D	4.244%	#(j)	5/15/2048	60	56,887
Wells Fargo Commercial Mortgage Trust 2016-C35 C	4.176%	#(j)	7/15/2048	100	103,499
Wells Fargo Commercial Mortgage Trust 2017-C41 AS	3.785%	#(j)	11/15/2050	146	157,076

See Notes to Financial Statements.	111

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Wells Fargo Commercial Mortgage Trust 2017-HSDB A†	2.613% (1 Mo. LIBOR + .85%	)#	12/13/2031		$200	$199,566
West Town Mall Trust 2017-KNOX A†	3.823%		7/5/2030		100	102,522
WF-RBS Commercial Mortgage Trust 2012-C8 C	5.048%	#(j)	8/15/2045		50	52,488
WF-RBS Commercial Mortgage Trust 2013-C12 C	4.471%	#(j)	3/15/2048		50	52,129
WF-RBS Commercial Mortgage Trust 2014-C22 A4	3.488%		9/15/2057		25	26,311
WFRBS Commercial Mortgage Trust 2013-C12 B	3.863%	#(j)	3/15/2048		25	25,775
Total Non-Agency Commercial Mortgage-Backed Securities (cost $28,551,761)						28,788,814

U.S. TREASURY OBLIGATIONS 9.65%
U.S. Treasury Bond	2.25%		8/15/2049		4,958	5,002,932
U.S. Treasury Bond	2.75%		11/15/2047		47	52,299
U.S. Treasury Bond	3.625%		8/15/2043		2,698	3,416,606
U.S. Treasury Inflation Indexed Note(k)	0.625%		4/15/2023		2,348	2,370,198
U.S. Treasury Note	1.75%		11/15/2029		8,516	8,495,209
Total U.S. Treasury Obligations (cost $19,061,741)						19,337,244
Total Long-Term Investments (cost $211,767,640)						213,905,563

SHORT-TERM INVESTMENTS 21.91%

FOREIGN BOND 7.92%

Japan
Japan Treasury Discount Bill(c) (cost $16,249,199)	Zero Coupon		1/8/2020	JPY	1,735,450	15,863,262

GOVERNMENT SPONSORED ENTERPRISES SECURITY 1.24%
Federal Home Loan Bank Discount Notes (cost $2,487,325)	Zero Coupon		12/6/2019		$2,488	2,487,566

REPURCHASE AGREEMENT 4.25%
Repurchase Agreement dated 11/29/2019, 0.85% due 12/2/2019 with Fixed Income Clearing Corp. collateralized by $8,615,000 of U.S. Treasury Note at 2.00% due 10/31/2021; value: $8,682,964; proceeds: $8,508,749 (cost $8,508,146)					8,508	8,508,146

112	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2019

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
U.S. TREASURY OBLIGATIONS 8.50%
U.S. Treasury Bill	Zero Coupon	12/3/2019	$9,392	$9,391,588
U.S. Treasury Bill	Zero Coupon	1/30/2020	7,667	7,647,218
Total U.S. Treasury Obligations (cost $17,038,781)				17,038,806
Total Short-Term Investments (cost $44,283,451)				43,897,780
Total Investments in Securities 128.63% (cost $256,051,091)				257,803,343
Less Unfunded Loan Commitments (0.00%) (cost $6,085)				(5,775)
Net Investments 128.63% (cost $256,045,006)				257,797,568
Liabilities in Excess of Cash, Foreign Cash and Other Assets(l) (28.63%)				(57,376,050)
Net Assets 100.00%				$200,421,518

CAD	Canadian dollar.
EUR	euro.
JPY	Japanese yen.
IO	Interest Only.
LIBOR	London Interbank Offered Rate.
PIK	Payment-in-kind.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At November 30, 2019, the total value of Rule 144A securities was $79,368,381, which represents 39.60% of net assets.
#	Variable rate security. The interest rate represents the rate in effect at November 30, 2019.
(a)	Amount is less than $1,000.
(b)	Level 3 Investment as described in Note 2(t) in the Notes to Financials. Security valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.
(c)	Investment in non-U.S. dollar denominated securities.
(d)	Securities purchased on a when-issued basis (See Note 2(i)).
(e)	Foreign security traded in U.S. dollars.
(f)	Security is perpetual in nature and has no stated maturity.
(g)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at November 30, 2019.
(h)	Interest rate to be determined.
(i)	To-be-announced (“TBA”). Security purchased on a forward commitment basis with an approximate principal and maturity date. Actual principal and maturity will be determined upon settlement when the specific mortgage pools are assigned.
(j)	Interest rate is based on the weighted average interest rates of the underlying mortgages within the mortgage pool.
(k)	Treasury Inflation Protected Security. A U.S. Treasury Note or Bond that offers protection from inflation by paying a fixed rate of interest on principal amount that is adjusted for inflation based on the Consumer Price Index.
(l)	Liabilities in Excess of Cash, Foreign Cash and Other Assets include net unrealized appreciation/depreciation on swaps, forward foreign currency exchange contracts and futures contracts as follows:

See Notes to Financial Statements.	113

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2019

Centrally Cleared Interest Rate Swap Contract at November 30, 2019:

Central Clearingparty*	Periodic Payments to be Made By The Fund (Quarterly)	Periodic Payments to be Received By The Fund (Quarterly)	Termination Date	Notional Amount	Notional Value	Unrealized Appreciation
Credit Suisse	3-Month USD LIBOR Index	2.3497%	4/1/2021	$2,751,122	$2,774,483	$23,361

*	Central clearinghouse: Chicago Mercantile Exchange (CME).

Credit Default Swaps on Indexes - Sell Protection at November 30, 2019(1):

Referenced Index*	Swap Counterparty	Fund Pays (Quarterly)	Termination Date	Notional Amount	Notional Value	Payments Upfront(2)	Unrealized Appreciation(3)	Credit Default Swap Agreements Receivable (Payable) at Fair Value(4)
Markit CDX. CMBX.NA.BBB-11	Morgan Stanley	3.00%	11/18/2054	$365,000	$354,406	$(22,667)	$12,073	$(10,594)
Markit CMBX.NA.A.8	Morgan Stanley	2.00%	10/17/2057	175,000	179,184	(9,738)	13,922	4,184
						$(32,405)	$25,995	$ (6,410)

*	The Referenced Index is for the Credit Default Swaps on Indexes, which is comprised of a basket of commercial mortgage-backed securities.
(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities.
(2)	Upfront payments received are presented net of amortization.
(3)	Total unrealized appreciation on Credit Default Swaps on Indexes amounted to $25,995. Total unrealized depreciation on Credit Default Swaps on Indexes amounted to $0.
(4)	Includes upfront payments paid.

114	See Notes to Financial Statements.

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2019

Open Forward Foreign Currency Exchange Contracts at November 30, 2019:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation
Canadian dollar	Sell	Barclays Bank plc	12/13/2019	150,000	$112,972	$112,933	$39
euro	Sell	Toronto Dominion Bank	2/14/2020	197,000	218,296	218,173	123
Japanese yen	Sell	Barclays Bank plc	1/8/2020	1,725,000,000	16,249,647	15,811,537	438,110
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$438,272

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
euro	Buy	Toronto Dominion Bank	12/2/2019	197,405	$217,628	$217,500	$(128)

Open Futures Contracts at November 30, 2019:

Type	Expiration	Contracts	Position	Notional Amount		Notional Value		Unrealized Appreciation
Euro- Schatz	December 2019	1	Short	EUR	(112,613)	EUR	(111,980)	$698

Type	Expiration	Contracts	Position	Notional Amount		Notional Value		Unrealized Depreciation
5-Year Canadian Bond	March 2020	2	Short	CAD	(242,296)	CAD	(242,680)	$(289)
U.S. 10-Year Ultra	March 2020	8	Long		$1,139,765		$1,137,750	(2,015)
U.S. 5-Year Treasury Note	March 2020	228	Long		27,143,097		27,124,875	(18,222)
U.S. Ultra Treasury Bond	March 2020	12	Long		2,258,365		2,252,626	(5,739)
Total Unrealized Depreciation on Open Futures Contracts								$(26,265)

See Notes to Financial Statements.	115

Schedule of Investments (continued)

CORE PLUS BOND FUND November 30, 2019

The following is a summary of the inputs used as of November 30, 2019 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Asset-Backed Securities
Credit Cards	$–	$1,816,793	$507,702	$2,324,495
Other	–	15,236,843	617,956	15,854,799
Remaining Industries	–	25,141,722	–	25,141,722
Corporate Bonds	–	58,831,498	–	58,831,498
Floating Rate Loans	–	1,127,569	–	1,127,569
Less Unfunded Commitments	–	(5,775)	–	(5,775)
Foreign Government Obligations	–	4,352,403	–	4,352,403
Government Sponsored Enterprises Collateralized Mortgage Obligations	–	186,548	–	186,548
Government Sponsored Enterprises Pass-Throughs	–	57,955,397	–	57,955,397
Municipal Bond	–	5,074	–	5,074
Non-Agency Commercial Mortgage-Backed Securities	–	26,169,369	2,619,445	28,788,814
U.S. Treasury Obligations	–	19,337,244	–	19,337,244
Short-Term Investments
Foreign Bond	–	15,863,262	–	15,863,262
Government Sponsored Enterprises Security	–	2,487,566	–	2,487,566
Repurchase Agreement	–	8,508,146	–	8,508,146
U.S. Treasury Obligations	–	17,038,806	–	17,038,806
Total	$–	$254,052,465	$3,745,103	$257,797,568

Other Financial Instruments
Centrally Cleared Interest Rate Swap Contracts
Assets	$–	$23,361	$–	$23,361
Liabilities	–	–	–	–
Credit Default Swap Contracts
Assets	–	4,184	–	4,184
Liabilities	–	(10,594)	–	(10,594)
Forward Foreign Currency Exchange Contracts
Assets	–	438,272	–	438,272
Liabilities	–	(128)	–	(128)
Futures Contracts
Assets	698	–	–	698
Liabilities	(26,265)	–	–	(26,265)
Total	$(25,567)	$455,095	$–	$429,528

(1)	Refer to Note 2(t) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. Each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

116	See Notes to Financial Statements.

Schedule of Investments (concluded)

CORE PLUS BOND FUND November 30, 2019

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

Investment Type	Asset-Backed Securities	Non-Agency Commercial Mortgage-Backed Securities
Balance as of December 1, 2018	$–	$–
Accrued Discounts (Premiums)	70	(83)
Realized Gain (Loss)	–	–
Change in Unrealized Appreciation (Depreciation)	32,725	5,796
Purchases	1,092,863	2,613,732
Sales	–	–
Transfers into Level 3	–	–
Transfers out of Level 3	–	–
Balance as of November 30, 2019	$1,125,658	$2,619,445
Change in unrealized appreciation/depreciation for the year ended November 30, 2019 related to Level 3 investments held at November 30, 2019	$32,725	$5,796

See Notes to Financial Statements.	117

Schedule of Investments

CORPORATE BOND FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
LONG-TERM INVESTMENTS 94.17%

ASSET-BACKED SECURITIES 1.49%

Automobiles 0.85%
Drive Auto Receivables Trust 2017-1 C	2.84%		4/15/2022	$2	$1,772
Santander Drive Auto Receivables Trust 2016-1 D	4.02%		4/15/2022	65	65,527
Total					67,299

Other 0.64%
Ford Credit Floorplan Master Owner Trust 2015-5 A1	2.42%		8/15/2022	25	25,066
Hardee’s Funding LLC 2018-1A A2II†	4.959%		6/20/2048	25	25,047
Total					50,113
Total Asset-Backed Securities (cost $117,432)					117,412

CORPORATE BONDS 90.86%

Aerospace/Defense 1.84%
Embraer Netherlands Finance BV (Netherlands)(a)	5.05%		6/15/2025	28	30,687
L3Harris Technologies, Inc.†	4.40%		6/15/2028	15	16,773
Litton Industries, Inc.	7.75%		3/15/2026	15	19,068
Lockheed Martin Corp.	7.75%		5/1/2026	15	19,295
Northrop Grumman Systems Corp.	7.875%		3/1/2026	15	19,299
United Technologies Corp.	4.625%		11/16/2048	32	40,118
Total					145,240

Air Transportation 0.43%
American Airlines 2014-1 Class B Pass-Through Trust	4.375%		4/1/2024	11	11,539
Delta Air Lines 2019-1 Class AA Pass Through Trust	3.204%		10/25/2025	10	10,418
United Airlines 2019-2 Class AA Pass Through Trust	2.70%		11/1/2033	12	12,049
Total					34,006

Automotive 1.17%
Ford Motor Co.	7.45%		7/16/2031	32	37,186
General Motors Co.	6.75%		4/1/2046	47	54,740
Total					91,926

Banks: Regional 14.24%
Bank of America Corp.	3.593% (3 Mo. LIBOR + 1.37%	)#	7/21/2028	165	175,169
Bank of Montreal (Canada)(a)	3.803% (5 Yr Swap rate + 1.43%	)#	12/15/2032	8	8,336

118	See Notes to Financial Statements.

Schedule of Investments (continued)

CORPORATE BOND FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Banks: Regional (continued)
Citigroup, Inc.	3.668% (3 Mo. LIBOR + 1.39%	)#	7/24/2028	$135	$143,460
Comerica, Inc.	4.00%		2/1/2029	30	32,981
Goldman Sachs Group, Inc. (The)	6.75%		10/1/2037	43	59,134
HSBC USA, Inc.	9.30%		6/1/2021	23	25,250
JPMorgan Chase & Co.	8.00%		4/29/2027	45	59,996
JPMorgan Chase & Co.	3.782% (3 Mo. LIBOR + 1.34%	)#	2/1/2028	77	82,830
JPMorgan Chase & Co.	3.96% (3 Mo. LIBOR + 1.25%	)#	1/29/2027	25	27,032
Macquarie Bank Ltd. (Australia)†(a)	6.625%		4/7/2021	60	63,395
Macquarie Group Ltd. (Australia)†(a)	4.654% (3 Mo. LIBOR + 1.73%	)#	3/27/2029	22	24,391
Morgan Stanley	3.875%		1/27/2026	76	81,957
Morgan Stanley	4.431% (3 Mo. LIBOR + 1.63%	)#	1/23/2030	39	44,021
Santander UK plc (United Kingdom)(a)	7.95%		10/26/2029	23	29,466
State Street Corp.	3.031% (SOFR + 1.49%	)#	11/1/2034	30	30,184
SVB Financial Group	3.50%		1/29/2025	20	21,033
Toronto-Dominion Bank (The) (Canada)(a)	3.625% (5 Yr Swap + 2.21%	)#	9/15/2031	62	64,726
US Bancorp	3.00%		7/30/2029	7	7,243
Webster Financial Corp.	4.10%		3/25/2029	14	14,942
Wells Fargo & Co.	4.65%		11/4/2044	8	9,577
Wells Fargo Capital X	5.95%		12/1/2086	46	57,428
Westpac Banking Corp. (Australia)(a)	4.11% (5 Yr Treasury CMT + 2.00%	)#	7/24/2034	19	19,719
Westpac Banking Corp. (Australia)(a)	4.322% (5 Yr. Swap + 2.24%	)#	11/23/2031	37	38,928
Total					1,121,198

Beverages 2.11%
Anheuser-Busch Cos., LLC/Anheuser-Busch InBev Worldwide, Inc.	4.70%		2/1/2036	58	67,522
Anheuser-Busch InBev Worldwide, Inc.	8.20%		1/15/2039	45	71,341
Keurig Dr Pepper, Inc.	4.417%		5/25/2025	14	15,282
Keurig Dr Pepper, Inc.	5.085%		5/25/2048	10	12,030
Total					166,175

Biotechnology Research & Production 0.32%
Gilead Sciences, Inc.	4.60%		9/1/2035	21	25,080

Building Materials 1.70%
Boral Finance Pty Ltd. (Australia)†(a)	3.00%		11/1/2022	8	8,036
Johnson Controls International plc	5.00%		3/30/2020	26	26,248

See Notes to Financial Statements.	119

Schedule of Investments (continued)

CORPORATE BOND FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Building Materials (continued)
Martin Marietta Materials, Inc.	2.549% (3 Mo. LIBOR + .65%	)#	5/22/2020	$42	$42,059
Owens Corning, Inc.	4.30%		7/15/2047	29	27,536
Vulcan Materials Co.	2.557% (3 Mo. LIBOR + .65%	)#	3/1/2021	20	20,060
Vulcan Materials Co.	2.719% (3 Mo. LIBOR + .60%	)#	6/15/2020	10	10,015
Total					133,954

Business Services 1.23%
Ashtead Capital, Inc.†	4.25%		11/1/2029	6	6,075
Global Payments, Inc.	3.20%		8/15/2029	14	14,243
IHS Markit Ltd. (United Kingdom)(a)	3.625%		5/1/2024	2	2,088
IHS Markit Ltd. (United Kingdom)†(a)	4.00%		3/1/2026	19	20,219
IHS Markit Ltd. (United Kingdom)(a)	4.25%		5/1/2029	9	9,710
PayPal Holdings, Inc.	2.85%		10/1/2029	45	44,996
Total					97,331

Computer Hardware 1.56%
Apple, Inc.	4.45%		5/6/2044	55	67,155
Dell International LLC/EMC Corp.†	6.02%		6/15/2026	35	40,025
Dell International LLC/EMC Corp.†	8.35%		7/15/2046	12	16,115
Total					123,295

Computer Software 1.46%
Microsoft Corp.	3.50%		2/12/2035	52	57,709
Oracle Corp.	6.125%		7/8/2039	40	56,991
Total					114,700

Construction/Homebuilding 0.50%
D.R. Horton, Inc.	2.50%		10/15/2024	6	6,003
D.R. Horton, Inc.	5.75%		8/15/2023	30	33,116
Total					39,119

Drugs 4.35%
AbbVie, Inc.†	4.25%		11/21/2049	8	8,439
AbbVie, Inc.	4.70%		5/14/2045	15	16,669
AbbVie, Inc.	4.875%		11/14/2048	15	17,290
AstraZeneca plc (United Kingdom)(a)	2.569% (3 Mo. LIBOR + .67%	)#	8/17/2023	50	50,102
AstraZeneca plc (United Kingdom)(a)	2.754% (3 Mo. LIBOR + .62%	)#	6/10/2022	30	30,110
AstraZeneca plc (United Kingdom)(a)	6.45%		9/15/2037	10	14,133

120	See Notes to Financial Statements.

Schedule of Investments (continued)

CORPORATE BOND FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Drugs (continued)
Bayer Corp.†	6.65%		2/15/2028	$7	$8,613
Cigna Corp.†	6.125%		11/15/2041	16	20,707
CVS Health Corp.	4.30%		3/25/2028	63	68,761
CVS Health Corp.	4.78%		3/25/2038	20	22,786
CVS Health Corp.	5.05%		3/25/2048	35	41,453
Express Scripts Holding Co.	2.664% (3 Mo. LIBOR + .75%	)#	11/30/2020	32	32,005
Merck & Co., Inc.	3.90%		3/7/2039	10	11,583
Total					342,651

Electric: Power 9.65%
Appalachian Power Co.	7.00%		4/1/2038	22	31,814
Ausgrid Finance Pty Ltd. (Australia)†(a)	4.35%		8/1/2028	16	17,574
Avista Corp.	4.35%		6/1/2048	11	12,868
Berkshire Hathaway Energy Co.	3.80%		7/15/2048	20	21,761
Cleco Corporate Holdings LLC	4.973%		5/1/2046	8	9,080
Cleco Power LLC	6.00%		12/1/2040	20	25,476
Dominion Energy South Carolina, Inc.	6.05%		1/15/2038	7	9,580
Dominion Energy, Inc.	7.00%		6/15/2038	22	30,817
DPL, Inc.†	4.35%		4/15/2029	18	16,867
Duquesne Light Holdings, Inc.†	6.40%		9/15/2020	28	28,850
El Paso Electric Co.	5.00%		12/1/2044	5	5,934
El Paso Electric Co.	6.00%		5/15/2035	15	18,800
Entergy Arkansas LLC	4.95%		12/15/2044	27	29,169
Entergy Corp.	5.125%		9/15/2020	25	25,397
Entergy Louisiana LLC	4.00%		3/15/2033	5	5,717
Entergy Texas, Inc.	4.00%		3/30/2029	5	5,542
Exelon Generation Co. LLC	5.60%		6/15/2042	41	47,845
Georgia Power Co.	4.75%		9/1/2040	22	25,282
Interstate Power & Light Co.	3.50%		9/30/2049	15	15,030
Interstate Power & Light Co.	3.60%		4/1/2029	6	6,436
Interstate Power & Light Co.	4.70%		10/15/2043	10	11,629
Jersey Central Power & Light Co.†	4.70%		4/1/2024	5	5,440
Mississippi Power Co.	4.25%		3/15/2042	20	21,754
New York State Electric & Gas Corp.†	3.30%		9/15/2049	12	11,744
NRG Energy, Inc.†	4.45%		6/15/2029	15	15,838
Oglethorpe Power Corp.	5.05%		10/1/2048	8	9,637
Ohio Edison Co.	8.25%		10/15/2038	23	36,746
Oklahoma Gas & Electric Co.	3.30%		3/15/2030	19	20,005
Oncor Electric Delivery Co. LLC	7.00%		5/1/2032	7	10,041

See Notes to Financial Statements.	121

Schedule of Investments (continued)

CORPORATE BOND FUND November 30, 2019

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Electric: Power (continued)
Pennsylvania Electric Co.†	3.60%	6/1/2029	$7	$7,452
PPL Electric Utilities Corp.	5.20%	7/15/2041	23	28,694
PPL WEM Ltd./Western Power Distribution Ltd. (United Kingdom)†(a)	5.375%	5/1/2021	20	20,629
Progress Energy, Inc.	7.75%	3/1/2031	9	12,745
Public Service Co. of Oklahoma	6.625%	11/15/2037	20	28,288
Puget Energy, Inc.	3.65%	5/15/2025	12	12,454
Puget Energy, Inc.	5.625%	7/15/2022	14	14,976
Puget Energy, Inc.	6.00%	9/1/2021	10	10,634
San Diego Gas & Electric Co.	1.914%	2/1/2022	5	5,268
SCANA Corp.	4.125%	2/1/2022	15	15,368
SCANA Corp.	4.75%	5/15/2021	4	4,093
Tampa Electric Co.	6.15%	5/15/2037	7	9,347
TransAlta Corp. (Canada)(a)	4.50%	11/15/2022	31	31,972
Vistra Operations Co. LLC†	4.30%	7/15/2029	25	25,804
Total				760,397

Electrical Equipment 1.53%
Broadcom Corp./Broadcom Cayman Finance Ltd.	2.65%	1/15/2023	4	4,006
Broadcom Corp./Broadcom Cayman Finance Ltd.	3.875%	1/15/2027	42	42,912
Broadcom, Inc.†	3.625%	10/15/2024	29	29,828
NXP BV/NXP Funding LLC (Netherlands)†(a)	4.875%	3/1/2024	25	27,163
Xilinx, Inc.	2.95%	6/1/2024	16	16,432
Total				120,341

Electronics 0.90%
PerkinElmer, Inc.	3.30%	9/15/2029	33	33,090
Trimble, Inc.	4.75%	12/1/2024	24	26,015
Trimble, Inc.	4.90%	6/15/2028	11	12,108
Total				71,213

Financial Services 4.51%
Affiliated Managers Group, Inc.	3.50%	8/1/2025	11	11,473
Affiliated Managers Group, Inc.	4.25%	2/15/2024	50	53,353
Air Lease Corp.	3.625%	4/1/2027	19	19,706
Aircastle Ltd.	4.25%	6/15/2026	27	28,377
Avolon Holdings Funding Ltd. (Ireland)†(a)	5.125%	10/1/2023	7	7,545
Brightsphere Investment Group, Inc.	Zero Coupon	7/27/2026	26	27,027
Credit Suisse USA, Inc.	7.125%	7/15/2032	10	14,608
Discover Financial Services	4.10%	2/9/2027	18	19,314

122	See Notes to Financial Statements.

Schedule of Investments (continued)

CORPORATE BOND FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Financial Services (continued)
Discover Financial Services	5.20%		4/27/2022	$25	$26,659
E*TRADE Financial Corp.	3.80%		8/24/2027	9	9,351
E*TRADE Financial Corp.	4.50%		6/20/2028	9	9,752
International Lease Finance Corp.	8.25%		12/15/2020	24	25,484
International Lease Finance Corp.	8.625%		1/15/2022	15	16,927
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.†	4.50%		3/15/2027	23	24,608
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.†	4.875%		4/15/2045	11	11,432
Park Aerospace Holdings Ltd. (Ireland)†(a)	5.50%		2/15/2024	45	49,304
Total					354,920

Food 0.13%
Campbell Soup Co.	2.749% (3 Mo. LIBOR + .63%	)#	3/15/2021	10	10,025

Health Care Products 0.82%
Abbott Laboratories	4.75%		11/30/2036	17	21,280
Zimmer Biomet Holdings, Inc.	2.914% (3 Mo. LIBOR + .75%	)#	3/19/2021	30	30,006
Zimmer Biomet Holdings, Inc.	5.75%		11/30/2039	11	13,262
Total					64,548

Health Care Services 3.39%
CommonSpirit Health	3.347%		10/1/2029	35	35,212
Fresenius Medical Care US Finance II, Inc.†	4.75%		10/15/2024	19	20,539
Fresenius Medical Care US Finance II, Inc.†	5.875%		1/31/2022	14	14,971
HCA, Inc.	5.125%		6/15/2039	37	41,034
Kaiser Foundation Hospitals	4.15%		5/1/2047	10	11,664
Mount Sinai Hospitals Group, Inc.	3.737%		7/1/2049	6	6,118
New York and Presbyterian Hospital (The)	3.954%		8/1/2119	25	25,697
Northwell Healthcare, Inc.	3.979%		11/1/2046	12	12,619
NYU Langone Hospitals	4.368%		7/1/2047	12	13,865
NYU Langone Hospitals	4.784%		7/1/2044	7	8,515
Providence St Joseph Health Obligated Group	2.532%		10/1/2029	8	7,912
UnitedHealth Group, Inc.	6.875%		2/15/2038	23	34,391
Universal Health Services, Inc.†	4.75%		8/1/2022	34	34,446
Total					266,983

Household Equipment/Products 0.12%
Newell Brands, Inc.	3.85%		4/1/2023	9	9,288

See Notes to Financial Statements.	123

Schedule of Investments (continued)

CORPORATE BOND FUND November 30, 2019

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Insurance 4.81%
Aon plc (United Kingdom)(a)	3.875%	12/15/2025	$19	$20,357
Assurant, Inc.	3.70%	2/22/2030	17	17,271
Berkshire Hathaway Finance Corp.	4.25%	1/15/2049	27	32,099
CNO Financial Group, Inc.	5.25%	5/30/2025	20	22,212
Fidelity National Financial, Inc.	4.50%	8/15/2028	35	37,877
Global Atlantic Fin Co.†	4.40%	10/15/2029	20	19,864
Hanover Insurance Group, Inc. (The)	4.50%	4/15/2026	9	9,742
Lincoln National Corp.	6.30%	10/9/2037	25	33,180
New York Life Insurance Co.†	4.45%	5/15/2069	30	35,673
Protective Life Corp.	8.45%	10/15/2039	25	38,162
Securian Financial Group, Inc.†	4.80%	4/15/2048	16	18,774
Selective Insurance Group, Inc.	5.375%	3/1/2049	9	10,680
Teachers Insurance & Annuity Association of America†	4.90%	9/15/2044	35	43,674
Transatlantic Holdings, Inc.	8.00%	11/30/2039	9	13,524
Unum Group	5.75%	8/15/2042	23	25,844
Total				378,933

Leasing 0.48%
GATX Corp.	4.55%	11/7/2028	28	30,752
Penske Truck Leasing Co., LP/PTL Finance Corp.†	3.45%	7/1/2024	5	5,190
Penske Truck Leasing Co., LP/PTL Finance Corp.†	3.95%	3/10/2025	2	2,119
Total				38,061

Leisure 0.71%
Royal Caribbean Cruises Ltd.	3.70%	3/15/2028	2	2,058
Royal Caribbean Cruises Ltd.	5.25%	11/15/2022	27	29,272
Royal Caribbean Cruises Ltd.	7.50%	10/15/2027	19	24,348
Total				55,678

Lodging 0.20%
Las Vegas Sands Corp.	3.90%	8/8/2029	15	15,565

Machinery: Agricultural 1.35%
BAT Capital Corp.	3.222%	8/15/2024	20	20,368
BAT Capital Corp.	3.557%	8/15/2027	3	3,059
BAT Capital Corp.	4.39%	8/15/2037	24	23,776
Philip Morris International, Inc.	3.25%	11/10/2024	15	15,741
Reynolds American, Inc.	4.85%	9/15/2023	40	43,286
Total				106,230

124	See Notes to Financial Statements.

Schedule of Investments (continued)

CORPORATE BOND FUND November 30, 2019

Investments	Interest Rate		Maturity Date		Principal Amount (000)	Fair Value
Machinery: Industrial/Specialty 0.79%
CNH Industrial Capital LLC	4.375%		4/5/2022		$13	$13,677
CNH Industrial Capital LLC	4.875%		4/1/2021		5	5,174
Kennametal, Inc.	4.625%		6/15/2028		12	12,848
nVent Finance Sarl (Luxembourg)(a)	4.55%		4/15/2028		19	19,627
Roper Technologies, Inc.	3.85%		12/15/2025		10	10,764
Total						62,090

Manufacturing 1.40%
General Electric Co.	3.10%		1/9/2023		5	5,108
General Electric Co.	5.00% (3 Mo. LIBOR + 3.33%	)#	–	(b)	32	31,351
General Electric Co.	6.15%		8/7/2037		35	43,709
Pentair Finance Sarl (Luxembourg)(a)	3.15%		9/15/2022		30	30,187
Total						110,355

Media 2.95%
Charter Communications Operating LLC/Charter Communications Operating Capital	6.484%		10/23/2045		52	64,524
Comcast Corp.	4.95%		10/15/2058		15	19,608
Cox Communications, Inc.†	4.50%		6/30/2043		7	7,473
Cox Communications, Inc.†	8.375%		3/1/2039		19	28,798
Grupo Televisa SAB (Mexico)(a)	6.625%		1/15/2040		7	8,788
NBCUniversal Enterprise, Inc.†	5.25%		–	(b)	100	103,035
Total						232,226

Metal Fabricating 0.29%
Valmont Industries, Inc.	5.25%		10/1/2054		22	22,589

Metals & Minerals: Miscellaneous 1.01%
Barrick North America Finance LLC	7.50%		9/15/2038		21	29,420
Glencore Finance Canada Ltd. (Canada)†(a)	5.55%		10/25/2042		19	20,578
Newmont Goldcorp Corp.	3.70%		3/15/2023		14	14,565
Southern Copper Corp. (Peru)(a)	5.875%		4/23/2045		12	14,675
Total						79,238

Natural Gas 1.11%
National Fuel Gas Co.	3.95%		9/15/2027		8	8,171
National Fuel Gas Co.	4.90%		12/1/2021		16	16,675
National Fuel Gas Co.	5.20%		7/15/2025		2	2,200
National Fuel Gas Co.	7.395%		3/30/2023		15	17,107
Piedmont Natural Gas Co., Inc.	4.10%		9/18/2034		19	21,290

See Notes to Financial Statements.	125

Schedule of Investments (continued)

CORPORATE BOND FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Natural Gas (continued)
Southern Star Central Corp.†	5.125%		7/15/2022	$10	$10,128
Southwest Gas Corp.	4.15%		6/1/2049	11	12,121
Total					87,692

Oil 5.39%
Apache Corp.	5.10%		9/1/2040	30	29,305
Canadian Natural Resources Ltd. (Canada)(a)	7.20%		1/15/2032	31	41,587
Cimarex Energy Co.	4.375%		3/15/2029	14	14,546
Continental Resources, Inc.	4.90%		6/1/2044	12	12,209
Continental Resources, Inc.	5.00%		9/15/2022	30	30,182
Eni USA, Inc.	7.30%		11/15/2027	22	28,427
Equinor ASA (Norway)(a)	7.15%		11/15/2025	26	32,525
Helmerich & Payne, Inc.	4.65%		3/15/2025	40	43,500
Hess Corp.	5.60%		2/15/2041	5	5,708
Hess Corp.	5.80%		4/1/2047	5	5,937
Motiva Enterprises LLC†	5.75%		1/15/2020	60	60,231
Occidental Petroleum Corp.	6.95%		7/1/2024	20	23,364
Occidental Petroleum Corp.	7.875%		9/15/2031	28	37,332
Suncor Energy Ventures Corp. (Canada)†(a)	4.50%		4/1/2022	5	5,159
Suncor Energy Ventures Corp. (Canada)†(a)	9.40%		9/1/2021	5	5,527
Valero Energy Corp.	7.50%		4/15/2032	2	2,716
Valero Energy Corp.	8.75%		6/15/2030	4	5,565
Valero Energy Corp.	10.50%		3/15/2039	24	40,728
Total					424,548

Oil: Crude Producers 3.73%
Energy Transfer Operating LP	4.05%		3/15/2025	14	14,504
Energy Transfer Operating LP	6.125%		12/15/2045	26	29,351
Energy Transfer Operating LP	7.60%		2/1/2024	10	11,559
Energy Transfer Operating LP	8.25%		11/15/2029	6	7,615
Enterprise Products Operating LLC	7.55%		4/15/2038	11	15,820
Gulfstream Natural Gas System LLC†	4.60%		9/15/2025	15	16,234
Midwest Connector Capital Co. LLC†	3.90%		4/1/2024	17	17,763
MPLX LP	3.202% (3 Mo. LIBOR + 1.10%	)#	9/9/2022	25	25,091
MPLX LP†	5.25%		1/15/2025	35	36,751
MPLX LP†	6.25%		10/15/2022	28	28,468
NGPL PipeCo LLC†	4.875%		8/15/2027	23	24,412
Sabine Pass Liquefaction LLC	5.875%		6/30/2026	58	66,391
Total					293,959

126	See Notes to Financial Statements.

Schedule of Investments (continued)

CORPORATE BOND FUND November 30, 2019

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Oil: Integrated Domestic 2.65%
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc.	3.337%	12/15/2027	$13	$13,471
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc.	4.08%	12/15/2047	32	32,708
Halliburton Co.	7.45%	9/15/2039	29	41,335
National Oilwell Varco, Inc.	3.95%	12/1/2042	33	30,008
Patterson-UTI Energy, Inc.	3.95%	2/1/2028	31	29,108
Schlumberger Holdings Corp.†	3.75%	5/1/2024	52	54,771
Schlumberger Holdings Corp.†	4.30%	5/1/2029	7	7,609
Total				209,010

Paper & Forest Products 0.19%
International Paper Co.	7.30%	11/15/2039	11	15,315

Real Estate Investment Trusts 3.67%
American Homes 4 Rent LP	4.25%	2/15/2028	13	13,955
EPR Properties	4.75%	12/15/2026	15	16,374
EPR Properties	4.95%	4/15/2028	26	28,535
Equinix, Inc.	5.875%	1/15/2026	8	8,499
Goodman US Finance Three LLC†	3.70%	3/15/2028	28	29,080
Healthcare Realty Trust, Inc.	3.625%	1/15/2028	5	5,212
Healthcare Realty Trust, Inc.	3.75%	4/15/2023	15	15,449
Healthcare Realty Trust, Inc.	3.875%	5/1/2025	31	32,493
Healthcare Trust of America Holdings LP	3.10%	2/15/2030	10	9,958
SL Green Operating Partnership LP	3.25%	10/15/2022	6	6,130
SL Green Realty Corp.	4.50%	12/1/2022	22	23,160
Spirit Realty LP	3.40%	1/15/2030	20	20,090
VEREIT Operating Partnership LP	4.875%	6/1/2026	33	36,649
WEA Finance LLC†	3.50%	6/15/2029	32	33,199
Weyerhaeuser Co.	8.50%	1/15/2025	8	10,104
Total				288,887

Retail 1.14%
Dollar Tree, Inc.	4.20%	5/15/2028	25	26,762
McDonald’s Corp.	6.30%	10/15/2037	38	52,522
Walgreens Boots Alliance, Inc.	4.80%	11/18/2044	10	10,298
Total				89,582

Technology 0.23%
Amazon.com, Inc.	4.05%	8/22/2047	10	11,960
Amazon.com, Inc.	4.25%	8/22/2057	5	6,141
Total				18,101

See Notes to Financial Statements.	127

Schedule of Investments (continued)

CORPORATE BOND FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Telecommunications 3.62%
AT&T, Inc.	5.35%		9/1/2040	$4	$4,792
AT&T, Inc.	6.00%		8/15/2040	78	98,913
AT&T, Inc.	6.25%		3/29/2041	29	37,500
Orange SA (France)(a)	9.00%		3/1/2031	11	17,094
Telefonica Emisiones SA (Spain)(a)	7.045%		6/20/2036	10	14,042
Verizon Communications, Inc.	3.01% (3 Mo. LIBOR + 1.10%	)#	5/15/2025	25	25,482
Verizon Communications, Inc.	4.40%		11/1/2034	75	87,174
Total					284,997

Transportation: Miscellaneous 2.83%
Burlington Northern Santa Fe LLC	6.15%		5/1/2037	35	49,348
Canadian National Railway Co. (Canada)(a)	7.375%		10/15/2031	7	9,885
Canadian Pacific Railway Co. (Canada)(a)	7.125%		10/15/2031	18	25,320
Canadian Pacific Railway Co. (Canada)(a)	9.45%		8/1/2021	10	11,160
CSX Corp.	6.00%		10/1/2036	25	32,840
CSX Transportation, Inc.	7.875%		5/15/2043	8	12,399
FedEx Corp.	4.95%		10/17/2048	6	6,652
Kansas City Southern	4.20%		11/15/2069	8	8,252
Norfolk Southern Corp.	5.59%		5/17/2025	7	8,169
Union Pacific Corp.	6.625%		2/1/2029	45	58,672
Total					222,697

Utilities 0.35%
Aqua America, Inc.	3.566%		5/1/2029	8	8,540
Aquarion Co.†	4.00%		8/15/2024	18	18,955
Total					27,495
Total Corporate Bonds (cost $6,780,374)					7,155,638

MUNICIPAL BONDS 0.55%

Miscellaneous
California	7.60%		11/1/2040	10	16,668
Chicago, IL	6.314%		1/1/2044	15	16,837
Illinois	5.10%		6/1/2033	5	5,385
State of Illinois	4.95%		6/1/2023	4	4,563
Total Municipal Bonds (cost $39,720)					43,453

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 0.36%
Caesars Palace Las Vegas Trust 2017-VICI A†	3.531%		10/15/2034	17	17,653
Caesars Palace Las Vegas Trust 2017-VICI B†	3.835%		10/15/2034	10	10,392
Total Non-Agency Commercial Mortgage-Backed Securities (cost $27,737)					28,045

128	See Notes to Financial Statements.

Schedule of Investments (continued)

CORPORATE BOND FUND November 30, 2019

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
U.S. TREASURY OBLIGATIONS 0.91%
U.S. Treasury Bond	3.625%	8/15/2043	$1	$1,267
U.S. Treasury Note	1.50%	11/30/2024	28	27,831
U.S. Treasury Note	1.75%	11/15/2029	43	42,895
Total U.S. Treasury Obligations (cost $72,002)				71,993
Total Long- Term Investments (cost $7,037,265)				7,416,541

SHORT-TERM INVESTMENT 5.06%

REPURCHASE AGREEMENT
Repurchase Agreement dated 11/29/2019, 0.85% due 12/2/2019 with Fixed Income Clearing Corp. collateralized $405,000 of U.S. Treasury Note at 2.125% due 3/15/2021; value: $410,476; proceeds: $398,552 (cost $398,524)			399	398,524
Total Investments in Securities 99.23% (cost $7,435,789)				7,815,065
Cash and Other Assets in Excess of Liabilities(c) 0.77%				60,489
Net Assets 100.00%				$7,875,554

CMT	Constant Maturity Rate.
LIBOR	London Interbank Offered Rate.
SOFR	Secured Over Night Financing Rate.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At November 30, 2019, the total value of Rule 144A securities was $1,289,379, which represents 16.37% of net assets.
#	Variable rate security. The interest rate represents the rate in effect at November 30, 2019.
(a)	Foreign security traded in U.S. dollars.
(b)	Security is perpetual in nature and has no stated maturity.
(c)	Cash and Other Assets in Excess of Liabilities include net unrealized appreciation/depreciation on futures contracts as follows:

See Notes to Financial Statements.	129

Schedule of Investments (concluded)

CORPORATE BOND FUND November 30, 2019

Open Futures Contracts at November 30, 2019:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation
U.S. 10-Year Treasury Note	March 2020	8	Short	$(1,036,361)	$(1,034,875)	$1,486
U.S. 10-Year Ultra Treasury Note	March 2020	3	Short	(427,103)	(426,656)	447
U.S. 2-Year Treasury Note	March 2020	2	Short	(431,246)	(431,171)	75
U.S. Long Bond	March 2020	2	Short	(319,681)	(317,938)	1,743
Total Unrealized Appreciation on Open Futures Contracts						$3,751

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Depreciation
U.S. 5-Year Treasury Note	March 2020	12	Long	$1,428,584	$1,427,625	$(959)
U.S. Ultra Treasury Bond	March 2020	1	Long	188,197	187,719	(478)
Total Unrealized Depreciation on Open Futures Contracts						$(1,437)

The following is a summary of the inputs used as of November 30, 2019 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Asset-Backed Securities	$–	$117,412	$–	$117,412
Corporate Bonds	–	7,155,638	–	7,155,638
Municipal Bonds	–	43,453	–	43,453
Non-Agency Commercial Mortgage-Backed Securities	–	28,045	–	28,045
U.S. Treasury Obligations	–	71,993	–	71,993
Short-Term Investment
Repurchase Agreement	–	398,524	–	398,524
Total	$–	$7,815,065	$–	$7,815,065

Other Financial Instruments
Futures Contracts
Assets	$3,751	$–	$–	$3,751
Liabilities	(1,437)	–	–	(1,437)
Total	$2,314	$–	$–	$2,314

(1)	Refer to Note 2(t) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.

130	See Notes to Financial Statements.

Schedule of Investments

FLOATING RATE FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
LONG-TERM INVESTMENTS 95.39%

ASSET-BACKED SECURITIES 0.89%

Other
AMMC CLO 15 Ltd. 2014-15A DRR†	5.401% (3 Mo. LIBOR + 3.40%	)#	1/15/2032	$2,986	$2,829,104
Battalion CLO VII Ltd. 2014-7A CRR†	4.932% (3 Mo. LIBOR + 2.93%	)#	7/17/2028	2,169	2,143,249
Cedar Funding VII CLO Ltd. 2018-7A D†	4.516% (3 Mo. LIBOR + 2.55%	)#	1/20/2031	5,000	4,628,818
Cent CLO Ltd. 2014-21A CR2†	5.136% (3 Mo. LIBOR + 3.20%	)#	7/27/2030	5,864	5,454,184
Jamestown CLO VII Ltd. 2015-7A CR†	4.54% (3 Mo. LIBOR + 2.60%	)#	7/25/2027	5,000	4,938,785
KKR CLO Ltd-15 DR†	5.153% (3 Mo. LIBOR + 3.15%	)#	1/18/2032	3,264	3,064,021
Mariner CLO 2017-4A D†	4.986% (3 Mo. LIBOR + 3.05%	)#	10/26/2029	7,052	6,793,273
Mariner CLO LLC 2015-1A DR†	5.616% (3 Mo. LIBOR + 3.65%	)#	4/20/2029	2,723	2,651,349
Northwoods Capital Corp./Northwoods Capital Ltd. 2019-20A D†(a)	Zero Coupon	#(b)	1/25/2030	10,284	10,283,935
OCP CLO Ltd. 2016-12A CR†	5.003% (3 Mo. LIBOR + 3.00%	)#	10/18/2028	7,250	7,184,812
Octagon Investment Partners 39 Ltd. 2018-3A D†	4.916% (3 Mo. LIBOR + 2.95%	)#	10/20/2030	2,639	2,525,528
Palmer Square Loan Funding Ltd. 2018-1A D†	5.951% (3 Mo. LIBOR + 3.95%	)#	4/15/2026	5,000	4,662,015	(c)
Regatta VI Funding Ltd. 2016-1A DR†	4.666% (3 Mo. LIBOR + 2.70%	)#	7/20/2028	2,534	2,467,429
Regatta XVI Funding Ltd. 2019-2A D†(a)	Zero Coupon	#(b)	1/15/2033	4,676	4,676,000
Sound Point CLO II Ltd. 2013-1A B1R†	4.636% (3 Mo. LIBOR + 2.70%	)#	1/26/2031	3,750	3,330,325
Sound Point CLO XI Ltd. 2016-1A DR†	4.916% (3 Mo. LIBOR + 2.95%	)#	7/20/2028	8,160	8,098,280
THL Credit Wind River CLO Ltd. 2018-3A D†	4.916% (3 Mo. LIBOR + 2.95%	)#	1/20/2031	8,478	7,757,796
Total					83,488,903
Total Asset-Backed Securities (cost $86,759,635)					83,488,903

See Notes to Financial Statements.	131

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2019

Investments	Interest Rate	Maturity Date	Shares (000)		Fair Value
COMMON STOCKS 0.23%

Broadcasting 0.23%
Clear Channel Outdoor Holdings, Inc.*			2,571		$6,377,141
iHeartMedia, Inc. Class A*			999		15,374,164
Total					21,751,305

Energy 0.00%
Templar Energy LLC Class A Units			747		93,367

Information Technology 0.00%
Avaya Holdings Corp.*			–	(d)	1,762
Total Common Stocks (cost $38,379,378)					21,846,434

			Principal Amount (000)

CONVERTIBLE BONDS 0.44%

Automotive 0.07%
Winnebago Industries, Inc.†	1.50%	4/1/2025	$6,780		6,809,798

Gaming/Leisure 0.12%
Trip.com Group Ltd. (China)(e)	1.00%	7/1/2020	11,674		11,515,085

Healthcare 0.04%
Insmed, Inc.	1.75%	1/15/2025	4,307		4,065,093

Land Transportation 0.09%
Scorpio Tankers, Inc. (Monaco)(e)	3.00%	5/15/2022	7,000		8,042,925

Manufacturing 0.12%
Patrick Industries, Inc.	1.00%	2/1/2023	11,560		10,938,650
Total Convertible Bonds (cost $41,241,488)					41,371,551

CORPORATE BONDS 4.82%

Broadcasting 0.32%
Clear Channel Worldwide Holdings, Inc.†	5.125%	8/15/2027	16,693		17,402,870
iHeartCommunications, Inc.	6.375%	5/1/2026	285		308,556
iHeartCommunications, Inc.	8.375%	5/1/2027	11,209		12,243,718
Total					29,955,144

Cable/Wireless Video 0.49%
CCO Holdings LLC / CCO Holdings Capital Corp.†	5.375%	6/1/2029	43,033		46,207,760

132	See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2019

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Chemicals 0.12%
Univar Solutions USA, Inc.†	5.125%	12/1/2027	$10,602	$10,869,170

Consumer Non-Durables 0.24%
Mattel, Inc.†	5.875%	12/15/2027	13,253	13,453,120
Revlon Consumer Products Corp.	5.75%	2/15/2021	11,115	8,972,584
Total				22,425,704

Diversified Media 0.40%
AMC Entertainment Holdings, Inc.	5.875%	11/15/2026	2,194	1,979,696
Entercom Media Corp.†	6.50%	5/1/2027	5,741	6,073,102
TEGNA, Inc.†	5.00%	9/15/2029	29,156	29,228,890
Total				37,281,688

Gaming/Leisure 0.11%
Citgo Holding, Inc.†	9.25%	8/1/2024	9,894	10,401,067

Financial 0.54%
Global Aircraft Leasing Co. Ltd. PIK 7.25%†	6.50%	9/15/2024	38,211	39,177,738
WeWork Cos., Inc.†	7.875%	5/1/2025	16,569	11,888,092
Total				51,065,830

Food & Drug 0.30%
Albertsons Cos, Inc./Safeway, Inc./Albertsons LP/Albertsons LLC	6.625%	6/15/2024	6,700	7,045,117
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.†	6.50%	4/15/2029	19,163	21,277,589
Total				28,322,706

Food/Tobacco 0.19%
H-Food Holdings LLC/Hearthside Finance Co., Inc.†	8.50%	6/1/2026	9,688	7,369,870
Performance Food Group, Inc.†	5.50%	10/15/2027	10,137	10,796,158
Total				18,166,028

Forest Products 0.11%
Mauser Packaging Solutions Holding Co.†	7.25%	4/15/2025	11,429	10,857,436

Gaming/Leisure 0.11%
AMC Entertainment Holdings, Inc.	6.125%	5/15/2027	1,944	1,754,509
Scientific Games International, Inc.†	7.00%	5/15/2028	8,640	9,028,800
Total				10,783,309

See Notes to Financial Statements.	133

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Healthcare 0.55%
Bausch Health Cos., Inc.†	6.125%		4/15/2025	$10,405	$10,846,901
BCPE Cycle Merger Sub II, Inc.†	10.625%		7/15/2027	21,502	20,434,372
Surgery Center Holdings, Inc.†	10.00%		4/15/2027	19,165	20,177,822
Total					51,459,095

Manufacturing 0.14%
Brand Industrial Services, Inc.†	8.50%		7/15/2025	3,000	2,932,470
TransDigm, Inc.	7.50%		3/15/2027	9,562	10,373,073
Total					13,305,543

Media/Telecommunications 0.27%
Diamond Sports Group LLC/Diamond Sports Finance Co.†	6.625%		8/15/2027	13,647	13,336,326
Scripps Escrow, Inc.†	5.875%		7/15/2027	11,463	11,801,273
Total					25,137,599

Metals/Minerals 0.22%
Mirabela Nickel Ltd. (Australia)(e)	1.00%		9/10/2044	51	5	(f)
New Gold, Inc. (Canada)†(e)	6.25%		11/15/2022	11,769	11,739,501
Warrior Met Coal, Inc.†	8.00%		11/1/2024	9,208	9,317,253
Total					21,056,759

Service 0.26%
Ahern Rentals, Inc.†	7.375%		5/15/2023	21,827	17,088,686
Cloud Crane LLC†	10.125%		8/1/2024	7,388	7,646,506
Total					24,735,192

Shipping 0.08%
Golar LNG Partners LP (United Kingdom)†(e)	8.16% (3 Mo. LIBOR + 6.25%	)#	5/18/2021	7,400	7,326,120

Utility 0.37%
Calpine Corp.	5.75%		1/15/2025	23,909	24,327,407
Pacific Gas & Electric Co.(g)	6.05%		3/1/2034	4,860	5,139,572
Pacific Gas & Electric Co.(g)	6.25%		3/1/2039	4,860	5,192,594
Total					34,659,573
Total Corporate Bonds (cost $451,186,638)					454,015,723

EXCHANGE-TRADED FUND 1.03%

Financial
Invesco Senior Loan ETF (cost $96,760,695)				4,296	96,493,326

134	See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
FLOATING RATE LOANS(h) 87.98%

Aerospace 3.30%
American Airlines, Inc. 2018 Term Loan B	3.45% (1 Mo. LIBOR + 1.75%	)	6/27/2025	$61,492	$61,062,050
Bleriot US Bidco Inc. Delayed Draw Term Loan	–		10/23/2026	3,284	3,304,043
Bleriot US Bidco Inc. Term Loan B	6.613% (3 Mo. LIBOR + 4.75%	)	10/23/2026	21,019	21,145,888
Doncasters Finance US LLC 2nd Lien Term Loan	10.354% (3 Mo. LIBOR + 8.25%	)	10/9/2020	8,103	2,238,493
Doncasters Finance US LLC USD Term Loan	5.604% (3 Mo. LIBOR + 3.5%	)	4/9/2020	42,180	30,194,085
Forming Machining Industries Holdings, LLC Term Loan	6.104% (3 Mo. LIBOR + 4.00%	)	10/9/2025	20,061	19,408,933	(i)
Jazz Acquisition, Inc. 2019 1st Lien Term Loan	6.35% (3 Mo. LIBOR + 4.25%	)	6/19/2026	28,672	27,534,152
Jazz Acquisition, Inc. 2019 2nd Lien Term Loan	10.10% (3 Mo. LIBOR + 8.00%	)	6/18/2027	7,441	7,180,565	(i)
MB Aerospace Holdings Inc. 2017 Term Loan	5.202% (1 Mo. LIBOR + 3.50%	)	1/22/2025	8,768	8,439,003
Nordam Group Inc, The Term Loan B	7.313% (6 Mo. LIBOR + 5.50%) - 7.875%		4/9/2026	4,158	4,142,037	(i)
TransDigm, Inc. 2018 Term Loan E	4.202% (3 Mo. LIBOR + 2.50%	)	5/30/2025	29,268	29,274,050
TransDigm, Inc. 2018 Term Loan F	4.202% (1 Mo. LIBOR + 2.50%	)	6/9/2023	33,130	33,184,315
TransDigm, Inc. 2018 Term Loan G	4.202% (3 Mo. LIBOR + 2.50%	)	8/22/2024	28,688	28,705,510
Vertex Aerospace Services Corp. Term Loan B	6.202% (1 Mo. LIBOR + 4.50%	)	6/29/2025	18,984	19,084,598
WP CPP Holdings, LLC 2018 2nd Lien Term Loan	9.68% (3 Mo. LIBOR + 7.75%	)	4/30/2026	15,622	15,387,601
Total					310,285,323

Chemicals 1.39%
Associated Asphalt Partners, LLC 2017 Term Loan B	6.952% (3 Mo. LIBOR + 5.25%	)	4/5/2024	14,402	12,889,640
H.B. Fuller Company 2017 Term Loan B	3.724% (1 Mo. LIBOR + 2.00%	)	10/20/2024	20,205	20,249,966
Messer Industries GmbH 2018 USD Term Loan	4.604% (3 Mo. LIBOR + 2.50%	)	3/1/2026	18,575	18,644,265
Polar US Borrower, LLC 2018 1st Lien Term Loan	6.793% (3 Mo. LIBOR + 4.75%) - 6.854%		10/15/2025	21,824	21,278,760	(i)

See Notes to Financial Statements.	135

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Chemicals (continued)
Starfruit Finco B.V 2018 USD Term Loan B (Netherlands)(e)	5.005% (1 Mo. LIBOR + 3.25%	)	10/1/2025	$58,514	$58,075,539
Total					131,138,170

Consumer Durables 1.30%
Comfort Holding, LLC 1st Lien Term Loan	6.452% (1 Mo. LIBOR + 4.75%	)	2/5/2024	40,736	40,328,294
G-III Apparel Group, Ltd. Term Loan B	7.00% (1 Mo. LIBOR + 5.25%	)	12/1/2022	18,468	18,687,292
Hayward Industries, Inc. 1st Lien Term Loan	5.202% (1 Mo. LIBOR + 3.50%	)	8/5/2024	20,135	19,839,588
Huskies Parent, Inc. 2019 Term Loan	5.844% (3 Mo. LIBOR + 4.00%	)	7/31/2026	11,463	11,484,550
TGP Holdings III, LLC 2018 1st Lien Term Loan	5.952% (3 Mo. LIBOR + 4.25%	)	9/25/2024	24,369	22,906,906
TGP Holdings III, LLC 2nd Lien Term Loan	10.202% (3 Mo. LIBOR + 8.50%	)	9/25/2025	9,333	8,633,025	(i)
Total					121,879,655

Consumer Non-Durables 2.35%
ABG Intermediate Holdings 2 LLC 2017 1st Lien Add-On Term Loan	5.202% (1 Mo. LIBOR + 3.50%	)	9/26/2024	37,697	37,696,669
ABG Intermediate Holdings 2 LLC 2017 2nd Lien Term Loan	9.452% (1 Mo. LIBOR + 7.75%	)	9/29/2025	10,033	10,041,559
AI Aqua Merger Sub, Inc. 2017 1st Lien Term Loan B	4.952% (1 Mo. LIBOR + 3.25%	)	12/13/2023	36,124	34,950,092
AI Aqua Merger Sub, Inc. 2017 Incremental Term Loan	4.952% (1 Mo. LIBOR + 3.25%	)	12/13/2023	14,936	14,376,073	(i)
Atkins Nutritionals Holdings II, Inc. 2017 Term Loan B	5.734% (3 Mo. LIBOR + 3.75)		7/7/2024	13,606	13,708,391	(i)
Edgewell Personal Care Company Term Loan B	–	(j)	9/18/2026	15,071	15,156,053
Energizer Holdings, Inc. 2018 Term Loan B	4.063% (1 Mo. LIBOR + 2.25%	)	12/17/2025	31,447	31,623,588
Isagenix International, LLC Term Loan	7.85% (3 Mo. LIBOR + 5.75%	)	6/14/2025	22,262	16,896,928
Recess Holdings, Inc. 2017 1st Lien Term Loan	5.452% (3 Mo. LIBOR + 3.75%	)	9/30/2024	16,435	16,243,774
Revlon Consumer Products Corporation 2016 Term Loan B	5.409% (3 Mo. LIBOR + 3.50%) - 5.604%		9/7/2023	9,696	7,146,970
Rodan & Fields, LLC 2018 Term Loan B	5.765% (1 Mo. LIBOR + 4.00%	)	6/16/2025	34,500	23,172,467
Total					221,012,564

136	See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Energy 3.06%
BCP Raptor II, LLC 1st Lien Term Loan	6.452% (1 Mo. LIBOR + 4.75%	)	11/3/2025	$24,718	$21,154,695
Brazos Delaware II, LLC Term Loan B	5.722% (3 Mo. LIBOR + 4.00%	)	5/21/2025	12,972	10,507,499	(i)
Buckeye Partners, L.P. 2019 Term Loan B	4.531% (1 Mo. LIBOR + 2.75%	)	11/1/2026	34,004	34,319,477
California Resources Corporation 2017 1st Lien Term Loan	6.452% (1 Mo. LIBOR + 4.75%	)	12/31/2022	52,119	44,245,034
Compass Power Generation LLC 2018 Term Loan B	5.202% (1 Mo. LIBOR + 3.50%	)	12/20/2024	11,126	11,148,188
Keane Group Holdings, LLC 2018 1st Lien Term Loan	5.50% (1 Mo. LIBOR + 3.75%	)	5/25/2025	32,161	30,391,807
Lower Cadence Holdings LLC Term Loan B	5.702% (1 Mo. LIBOR + 4.00%	)	5/22/2026	46,195	43,866,290
Lucid Energy Group II Borrower, LLC 2018 1st Lien Term Loan	4.702% (3 Mo. LIBOR + 3.00%	)	2/17/2025	19,107	16,571,452
Medallion Midland Acquisition, LLC 1st Lien Term Loan	5.00% (3 Mo. LIBOR + 3.30%	)	10/30/2024	31,743	30,049,949
Navitas Midstream Midland Basin, LLC Term Loan B	6.202% (1 Mo. LIBOR + 4.50%	)	12/13/2024	23,301	21,524,059
Ulterra Drilling Technologies, LP Term Loan B	6.952% (1 Mo. LIBOR + 5.25%	)	11/26/2025	25,556	24,150,309	(i)
Total					287,928,759

Financial 6.00%
Achilles Acquisition LLC 2018 Term Loan	5.75% (1 Mo. LIBOR + 4.00%	)	10/13/2025	21,173	21,146,577
Acrisure, LLC 2017 Term Loan B	6.354% (3 Mo. LIBOR + 4.25%	)	11/20/2023	26,479	26,374,176
Acrisure, LLC 2018 Term Loan B	5.854% (1 Mo. LIBOR + 3.75%	)	11/22/2023	3,346	3,328,922
Advisor Group, Inc. 2019 Term Loan	6.702% (1 Mo. LIBOR + 5.00%	)	7/31/2026	37,732	36,010,503
Alliant Holdings Intermediate, LLC 2018 Term Loan B	4.702% (1 Mo. LIBOR + 3.00%	)	5/9/2025	37,977	37,656,591
Asurion LLC 2017 2nd Lien Term Loan	–	(j)	8/4/2025	24,297	24,532,132
Asurion LLC 2017 Term Loan B4	4.702% (1 Mo. LIBOR + 3.00%	)	8/4/2022	15,115	15,158,925
Asurion LLC 2018 Term Loan B6	4.702% (1 Mo. LIBOR +3.00%	)	11/3/2023	72,137	72,289,353
Blackhawk Network Holdings, Inc 2018 1st Lien Term Loan	4.702% (1 Mo. LIBOR + 3.00%	)	6/15/2025	14,777	14,741,490

See Notes to Financial Statements.	137

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Financial (continued)
Blackstone CQP Holdco LP Term Loan B	5.656% (3 Mo. LIBOR + 3.50%	)	9/30/2024	$35,818	$35,843,215
Blackstone Mortgage Trust, Inc. 2019 Term Loan B	3.952% (1 Mo. LIBOR + 2.25%	)	4/23/2026	15,377	15,434,461
Claros Mortgage Trust, Inc. Term Loan B	5.005% (3 Mo. LIBOR + 3.25%	)	8/10/2026	28,633	28,704,582	(i)
Hub International Limited 2018 Term Loan B	4.648% (3 Mo. LIBOR + 3.00%) - 4.68963%		4/25/2025	39,898	39,409,889
Hub International Limited 2019 Incremental Term Loan B	5.903% (3 Mo. LIBOR + 4.00%	)	4/25/2025	4,860	4,879,659
Jefferies Finance LLC 2019 Term Loan	5.563% (3 Mo. LIBOR + 3.75%	)	6/3/2026	12	11,892
Minotaur Acquisition, Inc. Term Loan B	6.702% (3 Mo. LIBOR + 5.00%	)	3/27/2026	16,139	15,466,598
Mitchell International, Inc. 2017 1st Lien Term Loan	4.952% (3 Mo. LIBOR + 3.25%	)	11/29/2024	26,545	25,499,669
NEXUS Buyer LLC Term Loan B	5.505% (1 Mo. LIBOR + 3.75%	)	11/9/2026	19,434	19,567,433	(i)
PGX Holdings, Inc. 1st Lien Term Loan	6.96% (1 Mo. LIBOR + 5.25%	)	9/29/2020	11,554	8,781,093	(i)
Trans Union, LLC 2019 Term Loan B5	3.452% (1 Mo. LIBOR + 1.75%	)	11/16/2026	19,433	19,479,289
USI, Inc. 2017 Repriced Term Loan	5.104% (3 Mo. LIBOR + 3.00%	)	5/16/2024	7,867	7,781,885
USI, Inc. 2019 Incremental Term Loan B	–	(j)	12/2/2026	4,858	4,864,228
VFH Parent LLC 2019 Term Loan B	5.20% (3 Mo. LIBOR + 3.50%	)	3/1/2026	55,698	55,738,527
Victory Capital Holdings, Inc. 2019 Term Loan B	5.349% (3 Mo. LIBOR + 3.25%	)	7/1/2026	16,887	17,010,366
WMG Acquisition Corp. 2018 Term Loan F	–	(j)	11/1/2023	15,105	15,153,336
Total					564,864,791

Food & Drug 0.44%
Albertsons, LLC 2019 Term Loan B7	4.452% (3 Mo. LIBOR + 2.75%	)	11/17/2025	28,597	28,821,259
United Natural Foods, Inc. Term Loan B	5.952% (1 Mo. LIBOR + 4.25%	)	10/22/2025	15,284	12,664,531
Total					41,485,790

Food/Tobacco 4.11%
Aramark Services, Inc. 2018 Term Loan B3	3.452% (1 Mo. LIBOR + 1.75%	)	3/11/2025	12,809	12,857,382

138	See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Food/Tobacco (continued)
BellRing Brands, LLC 2019 Term Loan B	6.702% (1 Mo. LIBOR + 5.00%	)	10/8/2026	$23,329	$23,373,036
Chobani, LLC 2017 Term Loan B	5.202% (1 Mo. LIBOR + 3.50%	)	10/10/2023	43,971	43,513,439
Flynn Restaurant Group LP 1st Lien Term Loan	5.202% (1 Mo. LIBOR + 3.50%	)	6/27/2025	25,585	24,293,232
Flynn Restaurant Group LP 2nd Lien Term Loan	8.758% (1 Mo. LIBOR + 7.00%	)	6/29/2026	6,291	5,787,720	(i)
GPS Hospitality Holding Company LLC Term Loan B	6.354% (3 Mo. LIBOR + 4.25%	)	12/6/2025	29,604	28,419,881	(i)
Hearthside Food Solutions, LLC 2018 Term Loan B	5.389% (3 Mo. LIBOR + 3.69%	)	5/23/2025	10,682	9,941,840
IRB Holding Corp 1st Lien Term Loan	5.193% (3 Mo. LIBOR + 3.25%) - 5.21588%		2/5/2025	45,777	45,848,901
JBS USA Lux S.A. 2019 Term Loan B (Luxembourg)(e)	4.202% (1 Mo. LIBOR + 2.50%	)	5/1/2026	41,428	41,757,793
Miller’s Ale House, Inc. 2018 Term Loan	(3 Mo. LIBOR +4.75%) - 6.959%		5/26/2025	24,019	21,496,971	(i)
NPC International, Inc. 2nd Lien Term Loan	9.427% (3 Mo. LIBOR + 7.50%	)	4/18/2025	9,531	1,223,685
Panera Bread Company Term Loan A	3.563% (1 Mo. LIBOR + 1.75%	)	7/18/2022	21,332	20,858,750
Red Lobster Management LLC Term Loan B	6.952% (1 Mo. LIBOR + 5.25%	)	7/28/2021	32,648	31,668,838	(i)
Sigma Bidco B.V. 2018 USD Term Loan B2 (Netherlands)(e)	5.085% (3 Mo. LIBOR + 3.00%	)	7/2/2025	26,688	26,567,666
US Foods, Inc. 2016 Term Loan B	3.702% (1 Mo. LIBOR + 2.00%	)	6/27/2023	29,926	30,015,078
US Foods, Inc. 2019 Term Loan B	3.702% (1 Mo. LIBOR + 2.00%	)	9/13/2026	19,444	19,519,346
Total					387,143,558

Forest Products 2.55%
Berry Global, Inc. USD Term Loan U	4.258% (1 Mo. LIBOR + 2.50%	)	7/1/2026	70,882	71,267,241
BWAY Holding Company 2017 Term Loan B	5.234% (3 Mo. LIBOR + 3.25%	)	4/3/2024	24,827	24,389,669
Proampac PG Borrower LLC 2016 1st Lien Term Loan	7.25% (3 Mo. LIBOR + 3.50%) - 5.40413%		11/20/2023	45,018	43,318,954
Reynolds Group Holdings Inc. USD 2017 Term Loan	4.452% (3 Mo. LIBOR + 2.75%	)	2/5/2023	36,157	36,258,819

See Notes to Financial Statements.	139

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Forest Products (continued)
Southern Graphics, Inc. 2018 Term Loan B	4.952% (1 Mo. LIBOR + 3.25%	)	12/31/2022	$26,328	$16,455,269
Southern Graphics, Inc. 2nd Lien Term Loan	9.427% (3 Mo. LIBOR + 7.50%	)	12/31/2023	9,480	2,588,040
Spectrum Holdings III Corp. 1st Lien Term Loan	4.952% (1 Mo. LIBOR + 3.25%	)	1/31/2025	24,090	21,168,851
Spectrum Holdings III Corp. 2nd Lien Term Loan	8.702% (1 Mo. LIBOR + 7.00%	)	1/31/2026	11,425	9,139,977
Trident TPI Holdings, Inc. 2017 USD Term Loan B1	4.702% (3 Mo. LIBOR + 3.25%	)	10/17/2024	15,633	14,845,455
Total					239,432,275

Gaming/Leisure 4.97%
Aimbridge Acquisition Co., Inc. 2019 Term Loan B	5.458% (1 Mo. LIBOR + 3.75%	)	2/2/2026	19,437	19,583,066	(i)
Alterra Mountain Company Term Loan B1	4.452% (1 Mo. LIBOR + 3.00%	)	7/31/2024	22,655	22,759,012
Bulldog Purchaser Inc. 2018 Term Loan	5.452% (1 Mo. LIBOR + 3.75%	)	9/5/2025	10,868	10,645,850
Caesars Entertainment Operating Company Exit Term Loan	3.702% (3 Mo. LIBOR + 2.00%	)	10/7/2024	29,335	29,407,377
Caesars Resort Collection, LLC 2017 1st Lien Term Loan B	4.452% (3 Mo. LIBOR + 2.75%	)	12/23/2024	39,385	39,148,325
Equinox Holdings, Inc. 2017 1st Lien Term Loan	4.702% (1 Mo. LIBOR + 3.00%	)	3/8/2024	24,635	24,614,565
Equinox Holdings, Inc. 2017 2nd Lien Term Loan	–	(j)	9/6/2024	7,044	7,053,288
Everi Payments Inc. Term Loan B	4.702% (1 Mo. LIBOR + 2.75%	)	5/9/2024	21,163	21,209,605
Gateway Casinos & Entertainment Limited 2018 Term Loan B (Canada)(e)	5.104% (3 Mo. LIBOR + 3.00%	)	3/13/2025	18,718	18,513,545
Golden Entertainment, Inc. 2017 1st Lien Term Loan	4.70% (1 Mo. LIBOR + 3.00%	)	10/21/2024	26,176	26,282,072
Life Time Fitness Inc 2017 Term Loan B	4.452% (3 Mo. LIBOR + 2.75%) - 4.65863%		6/10/2022	42,339	42,414,319
Montreign Operating Company, LLC Term Loan	10.159% (3 Mo. LIBOR + 8.25%	)	1/24/2023	14,304	12,592,717
Motion Finco SARL Delayed Draw Term Loan B	–	(j)	11/4/2026	1,694	1,709,128
Motion Finco Sarl USD Term Loan B (Luxembourg)(e)	–	(j)	11/13/2026	12,885	13,004,237
PCI Gaming Authority Term Loan	4.702% (1 Mo. LIBOR + 2.50%	)	5/29/2026	17,316	17,440,054
Playa Resorts Holding B.V. 2017 Term Loan B (Netherlands)(e)	4.45% (1 Mo. LIBOR + 2.75%	)	4/29/2024	24,851	24,322,596

140	See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Gaming/Leisure (continued)
Scientific Games International, Inc. 2018 Term Loan B5	4.452% (1 Mo. LIBOR + 2.75%	)	8/14/2024	$71,738	$71,524,278
Spectacle Gary Holdings Delayed Draw Term Loan	–	(j)	11/6/2025	985	970,189	(i)
Spectacle Gary Holdings LLC Term Loan B	–	(j)	11/6/2025	13,592	13,388,607	(i)
Stars Group Holdings B.V. (The) 2018 USD Incremental Term Loan (Netherlands)(e)	5.604% (3 Mo. LIBOR + 3.50%	)	7/10/2025	24,978	25,114,742
Station Casinos LLC 2016 Term Loan B	4.21% (1 Mo. LIBOR + 2.50%	)	6/8/2023	14,911	14,963,098
VICI Properties 1 LLC Replacement Term Loan B	3.716% (1 Mo. LIBOR + 2.75%	)	12/20/2024	10,542	10,588,194
Total					467,248,864

Healthcare 10.27%
Parexel International Corporation Term Loan B	4.452% (1 Mo. LIBOR + 2.75%	)	9/27/2024	25,753	24,948,624
Athenahealth, Inc. 2019 Term Loan B	6.258% (3 Mo. LIBOR + 4.50%) - 6.40138%		2/11/2026	52,570	52,609,724
Bausch Health Companies Inc. 2018 Term Loan B (Canada)(e)	4.765% (1 Mo. LIBOR + 3.00%	)	6/2/2025	20,009	20,118,283
Bausch Health Companies Inc. Term Loan B (Canada)(e)	4.515% (1 Mo. LIBOR + 2.75%	)	11/27/2025	32,570	32,729,211
Change Healthcare Holdings LLC 2017 Term Loan B	4.202% (1 Mo. LIBOR + 2.50%	)	3/1/2024	62,781	62,855,296
FHC Health Systems, Inc. 2014 Term Loan	6.104% (3 Mo. LIBOR + 4.00%	)	12/23/2021	30,314	30,342,592
Gentiva Health Services, Inc. 2018 1st Lien Term Loan	5.50% (1 Mo. LIBOR + 3.75%	)	7/2/2025	23,829	23,955,673
Global Medical Response, Inc. 2018 Term Loan B1	4.972% (1 Mo. LIBOR + 3.25%	)	4/28/2022	23,182	21,938,838
Grifols Worldwide Operations USA, Inc. USD 2019 Term Loan B	–	(j)	11/15/2027	4,859	4,893,080
Heartland Dental LLC 2018 Delayed Draw Term Loan	3.75%		4/30/2025	658	639,984
Heartland Dental, LLC 2018 1st Lien Term Loan	5.452% (3 Mo. LIBOR + 3.75%	)	4/30/2025	29,248	28,453,142
IQVIA Inc. 2018 USD Term Loan B3	3.854% (3 Mo. LIBOR + 1.75%	)	6/11/2025	8,147	8,179,352
Jaguar Holding Company II 2018 Term Loan	4.202% (3 Mo. LIBOR + 2.50%	)	8/18/2022	19,565	19,611,703
Kindred Healthcare LLC 2018 1st Lien Term Loan	6.75% (1 Mo. LIBOR + 5.00%	)	7/2/2025	15,869	15,967,684	(i)
MED ParentCo LP 1st Lien Delayed Draw Term Loan	5.95% (3 Mo. LIBOR + 4.25%) - 6.0607%		8/31/2026	6,676	6,638,121

See Notes to Financial Statements.	141

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Healthcare (continued)
MED ParentCo LP 1st Lien Term Loan	5.952% (1 Mo. LIBOR + 4.25%	)	8/31/2026	$26,734	$26,583,947
MedRisk, Inc. 2017 1st Lien Term Loan	4.452% (3 Mo. LIBOR + 2.75%	)	12/28/2024	33,395	32,445,059
MedRisk, Inc. 2017 2nd Lien Term Loan	8.452% (3 Mo. LIBOR + 6.75%	)	12/28/2025	9,222	9,112,951
MMM Holdings, Inc. Term Loan B	–	(j)	10/30/2026	19,437	18,757,050	(i)
MPH Acquisition Holdings LLC 2016 Term Loan B	4.854% (3 Mo. LIBOR + 2.75%	)	6/7/2023	62,447	59,917,675
National Mentor Holdings, Inc. 2019 Term Loan B	5.96% (3 Mo. LIBOR + 4.25%	)	3/9/2026	34,652	34,781,778
National Mentor Holdings, Inc. 2019 Term Loan C	5.96% (3 Mo. LIBOR + 4.25%	)	3/9/2026	1,678	1,684,057
Navicure, Inc. 2019 Term Loan B	5.702% (1 Mo. LIBOR + 4.00%	)	10/22/2026	29,220	29,192,702
NMN Holdings III Corp. 1st Lien Term Loan	5.452% (1 Mo. LIBOR + 3.75%	)	11/13/2020	7,871	7,555,693
NMN Holdings III Corp. Delayed Draw Term Loan	3.75%		11/13/2020	1,681	1,613,909
RegionalCare Hospital Partners Holdings, Inc. 2018 Term Loan B	6.202% (1 Mo. LIBOR + 4.50%	)	11/17/2025	37,858	38,115,370
Sound Inpatient Physicians 2018 1st Lien Term Loan	4.452% (3 Mo. LIBOR + 2.75%	)	6/27/2025	27,565	27,668,832
Sunshine Luxembourg VII SARL USD 1st Lien Term Loan (Luxembourg)(e)	6.349% (1 Mo. LIBOR + 4.25%	)	10/1/2026	25,660	25,785,991
Surgery Center Holdings, Inc. 2017 Term Loan B	4.96% (3 Mo. LIBOR + 3.25%	)	9/2/2024	47,430	46,860,591
U.S. Renal Care, Inc. 2019 Term Loan B	6.75% (1 Mo. LIBOR + 5.00%	)	6/26/2026	44,798	42,800,681
Verscend Holding Corp. 2018 Term Loan B	6.202% (1 Mo. LIBOR + 4.50%	)	8/27/2025	56,360	56,557,555
Wellpath Holdings, Inc. 2018 1st Lien Term Loan	7.202% (3 Mo. LIBOR + 5.50%) - 7.42713%		10/1/2025	28,709	27,812,110
Wink Holdco, Inc 1st Lien Term Loan B	4.702% (3 Mo. LIBOR + 3.00%	)	12/2/2024	23,757	23,549,557
WP CityMD Bidco LLC 2019 Term Loan B	6.604% (1 Mo. LIBOR + 4.50%	)	8/13/2026	47,714	47,415,787
Zelis Healthcare Corporation Term Loan B	6.452% (1 Mo. LIBOR + 4.75%	)	9/30/2026	29,142	29,172,164
Zotec Partners, LLC 2018 Term Loan	6.71% (3 Mo. LIBOR + 5.00%	)	2/14/2024	24,930	24,976,385	(i)
Total					966,241,151

142	See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Housing 2.42%
Builders FirstSource, Inc. 2017 Term Loan B	4.702% (1 Mo. LIBOR + 3.00%	)	2/29/2024	$2,380	$2,392,656
CPG International Inc. 2017 Term Loan	5.933% (3 Mo. LIBOR + 3.75%	)	5/5/2024	21,826	21,614,843
Foundation Building Materials Holding Company LLC 2018 Term Loan B	4.702% (3 Mo. LIBOR + 3.00%	)	8/13/2025	20,924	21,041,506
GYP Holdings III Corp. 2018 Term Loan B	4.452% (3 Mo. LIBOR + 2.75%	)	6/1/2025	40,394	40,352,270
LBM Borrower, LLC 2018 1st Lien Term Loan	5.452% (3 Mo. LIBOR + 3.75%	)	8/20/2022	18,783	18,850,701
MI Windows and Doors, LLC Term Loan B	7.271% (3 Mo. LIBOR + 5.50%	)	11/6/2026	14,578	14,468,684
NCI Building Systems, Inc. 2018 Term Loan	5.509% (1 Mo. LIBOR + 3.75%	)	4/12/2025	45,839	45,381,048
Quikrete Holdings, Inc. 2016 1st Lien Term Loan	4.452% (3 Mo. LIBOR + 2.75%	)	11/15/2023	34,003	34,045,674
SRS Distribution Inc. 2018 1st Lien Term Loan	4.952% (1 Mo. LIBOR + 3.25%	)	5/23/2025	30,158	29,661,787
Total					227,809,169

Information Technology 8.86%
Almonde, Inc. USD 1st Lien Term Loan	5.696% (2 Mo. LIBOR + 3.50%	)	6/13/2024	50,392	49,384,605
Banff Merger Sub Inc 2018 USD Term Loan B	–	(j)	10/2/2025	12,145	11,712,574
Carbonite, Inc Term Loan B	5.677% (3 Mo. LIBOR + 3.75%	)	3/26/2026	16,227	16,272,939
Datto, Inc. 2019 Term Loan B	5.952% (3 Mo. LIBOR + 4.25%	)	4/2/2026	14,132	14,255,360
EIG Investors Corp. 2018 1st Lien Term Loan	5.45% (3 Mo. LIBOR + 3.75%) - 5.66863%		2/9/2023	13,803	13,047,760
Eta Australia Holdings III Pty Ltd Term Loan (Australia)(e)	5.702% (1 Mo. LIBOR + 4.00%	)	5/6/2026	19,104	19,199,641	(i)
GlobalFoundries Inc USD Term Loan B	6.625% (2 Mo. LIBOR + 4.75%	)	6/5/2026	45,734	44,286,249
Hyland Software, Inc. 2017 2nd Lien Term Loan	8.702% (3 Mo. LIBOR + 7.00%	)	7/7/2025	18,928	19,211,525
Hyland Software, Inc. 2018 1st Lien Term Loan	5.202% (3 Mo. LIBOR + 3.50%	)	7/1/2024	13,380	13,434,158
Imperva, Inc. 1st Lien Term Loan	5.986% (3 Mo. LIBOR + 4.00%	)	1/12/2026	33,812	32,567,955
ION Trading Technologies S.a.r.l. USD Incremental Term Loan B (Luxembourg)(e)	6.064% (3 Mo. LIBOR + 4.00%	)	11/21/2024	51,034	47,952,514

See Notes to Financial Statements.	143

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Information Technology (continued)
MA FinanceCo., LLC USD Term Loan B3	4.202% (1 Mo. LIBOR + 2.50%	)	6/21/2024	$7,633	$7,602,958
McAfee, LLC 2018 USD Term Loan B	5.452% (1 Mo. LIBOR + 3.75%	)	9/30/2024	22,156	22,204,935
NASCAR Holdings, Inc Term Loan B	4.513% (3 Mo. LIBOR + 2.75%	)	10/19/2026	18,294	18,445,136
NaviHealth, Inc. 2018 Term Loan B	6.765% (1 Mo. LIBOR + 5.00%	)	8/1/2025	28,528	28,492,656	(i)
ON Semiconductor Corporation 2019 Term Loan B	3.702% (1 Mo. LIBOR + 2.00%	)	9/19/2026	24,292	24,426,347
Perforce Software Inc Term Loan B	6.202% (1 Mo. LIBOR + 4.50%	)	7/1/2026	28,666	28,612,251
Project Angel Holdings LLC 2018 1st Lien Term Loan	5.702% (1 Mo. LIBOR + 4.00%	)	5/31/2025	15,845	15,706,851
Project Boost Purchaser, LLC 2019 Term Loan B	–	(j)	6/1/2026	16,324	16,195,113
Renaissance Holding Corp. 2018 1st Lien Term Loan	4.952% (1 Mo. LIBOR + 3.25%	)	5/30/2025	29,427	28,936,316
RP Crown Parent, LLC 2016 Term Loan B	4.45% (1 Mo. LIBOR + 2.75%	)	10/12/2023	11,084	11,107,914
Science Applications International Corporation 2018 Term Loan B	3.452% (1 Mo. LIBOR + 1.75%	)	10/31/2025	23,662	23,697,838
Seattle SpinCo, Inc. USD Term Loan B3	4.202% (1 Mo. LIBOR + 2.50%	)	6/21/2024	51,639	51,437,520
Severin Acquisition, LLC 2018 Term Loan B	5.144% (3 Mo. LIBOR + 3.25%	)	8/1/2025	23,510	23,216,234
SolarWinds Holdings, Inc. 2018 Term Loan B	4.452% (3 Mo. LIBOR + 2.75%	)	2/5/2024	30,443	30,585,921
SS&C Technologies Holdings Europe S.A.R.L. 2018 Term Loan B4 (Luxembourg)(e)	3.952% (3 Mo. LIBOR + 2.25%	)	4/16/2025	19,568	19,724,540
SS&C Technologies Inc. 2018 Term Loan B3	3.952% (3 Mo. LIBOR + 2.25%	)	4/16/2025	30,060	30,300,896
SS&C Technologies Inc. 2018 Term Loan B5	3.952% (3 Mo. LIBOR + 2.25%	)	4/16/2025	14,507	14,597,660
Tibco Software Inc. 2019 Term Loan B	5.78% (1 Mo. LIBOR + 4.00%	)	6/30/2026	9,531	9,578,768
TriTech Software Systems 2018 Term Loan B	5.452% (1 Mo. LIBOR + 3.75%	)	8/29/2025	28,101	26,122,233
Uber Technologies, Inc. 2018 Incremental Term Loan	5.202% (1 Mo. LIBOR + 3.50%	)	7/13/2023	24,105	23,596,963
Uber Technologies, Inc. 2018 Term Loan	5.763% (1 Mo. LIBOR + 4.00%	)	4/4/2025	1,861	1,814,809

144	See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
Information Technology (continued)
Vertafore, Inc. 2018 1st Lien Term Loan	4.952% (1 Mo. LIBOR + 3.25%	)	7/2/2025		$55,171	$53,661,165
Vertafore, Inc. 2018 2nd Lien Term Loan	8.952% (1 Mo. LIBOR + 7.25%	)	7/2/2026		17,279	16,890,473
Web.com Group, Inc. 2018 Term Loan B	5.513% (1 Mo. LIBOR + 3.75%)		10/10/2025		25,417	25,029,000
Total						833,309,777

Manufacturing 4.71%
Advanced Drainage Systems Inc Term Loan B	4.00% (3 Mo. LIBOR + 2.25%	)	7/31/2026		10,825	10,909,527
AI Alpine AT BidCo GmbH 2018 EUR Term Loan B(k)	3.00% (1 Mo. Euribor + 3.00%	)	10/31/2025	EUR	7,447	8,037,352
AI Alpine AT BidCo GmbH 2018 USD Term Loan B (Austria)(e)	4.581% (3 Mo. LIBOR + 2.75%) - 4.60%		10/31/2025		$16,752	16,249,103	(i)
AI Aqua Merger Sub, Inc. 2019 Incremental Term Loan B	5.952% (3 Mo. LIBOR + 4.25%	)	12/13/2023		4,763	4,661,847
Airxcel, Inc. 2018 1st Lien Term Loan	6.202% (3 Mo. LIBOR + 4.50%	)	4/28/2025		16,409	15,814,036
Brand Energy & Infrastructure Services, Inc. 2017 Term Loan	6.184% (3 Mo. LIBOR + 4.25%) - 6.35438%		6/21/2024		52,979	51,985,408
CPI Holdco, LLC 2019 Term Loan	5.952% (1 Mo. LIBOR + 4.25)		11/4/2026		8,745	8,744,929	(i)
Deliver Buyer, Inc. Term Loan B	7.104% (3 Mo. LIBOR + 5.00%	)	5/1/2024		22,189	22,230,693
Forterra Finance, LLC 2017 Term Loan B	4.702% (3 Mo. LIBOR + 3.00%	)	10/25/2023		38,993	37,617,249
Granite Holdings US Acquisition Co. Term Loan B	7.354% (3 Mo. LIBOR + 5.25%	)	9/30/2026		3,887	3,799,347
II-VI Incorporated Term Loan B	5.208% (3 Mo. LIBOR + 3.50%	)	9/24/2026		17,701	17,750,828
MW Industries, Inc. 2nd Lien Term Loan	10.104% (3 Mo. LIBOR + 8.00%	)	9/29/2025		9,780	9,217,650	(i)
Pregis TopCo Corporation 1st Lien Term Loan	5.702% (1 Mo. LIBOR + 4.00%	)	7/31/2026		6,362	6,242,720
Pro Mach Group, Inc. 2018 Term Loan B	4.472% (1 Mo. LIBOR + 2.75%	)	3/7/2025		35,730	34,546,259
Robertshaw US Holding Corp. 2018 2nd Lien Term Loan	9.75% (1 Mo. LIBOR + 8.00%	)	2/28/2026		5,308	4,379,100	(i)
Sabre Industries, Inc. 2019 Term Loan B	5.972% (3 Mo. LIBOR + 4.25%	)	4/15/2026		19,058	19,135,702

See Notes to Financial Statements.	145

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Manufacturing (continued)
Safe Fleet Holdings LLC 2018 1st Lien Term Loan	4.77% (3 Mo. LIBOR + 3.00%	)	2/3/2025	$15,894	$15,245,444
Safe Fleet Holdings LLC 2018 2nd Lien Term Loan	8.52% (1 Mo. LIBOR + 6.75%	)	2/2/2026	4,675	4,546,461
Tecomet Inc. 2017 Repriced Term Loan	5.013% (3 Mo. LIBOR + 3.50%	)	5/1/2024	27,557	27,579,744
Titan Acquisition Limited 2018 Term Loan B (Canada)(e)	4.702% (1 Mo. LIBOR + 3.00%	)	3/28/2025	25,591	24,544,379
UTEX Industries Inc. 1st Lien Term Loan 2014	5.702% (1 Mo. LIBOR + 4.00%	)	5/22/2021	32,364	23,220,854
UTEX Industries Inc. 2nd Lien Term Loan 2014	8.952% (1 Mo. LIBOR + 7.25%	)	5/22/2022	22,936	11,009,280
Vectra Co. 1st Lien Term Loan	4.952% (3 Mo. LIBOR + 3.25%	)	3/8/2025	29,449	28,998,412
Yak Access, LLC 2018 1st Lien Term Loan B	6.702% (1 Mo. LIBOR + 5.00%	)	7/11/2025	39,210	36,955,072	(i)
Total					443,421,396

Media/Telecommunications 14.01%
Altice Financing SA 2017 USD Term Loan B (Luxembourg)(e)	4.515% (1 Mo. LIBOR + 2.75%	)	7/15/2025	26,648	26,062,002
Altice Financing SA USD 2017 1st Lien Term Loan (Luxembourg)(e)	4.472% (1 Mo. LIBOR + 2.75%	)	1/31/2026	9,503	9,293,203
Altice France S.A. 2018 Term Loan B13 (France)(e)	5.765% (1 Mo. LIBOR + 4.00%	)	8/14/2026	53,592	53,340,651
Altice France S.A. USD Term Loan B12 (France)(e)	5.453% (1 Mo. LIBOR + 3.69%	)	1/31/2026	9,714	9,622,902
AP NMT Acquisition BV USD 1st Lien Term Loan (Netherlands)(e)	7.835% (3 Mo. LIBOR + 5.75%	)	8/13/2021	27,112	27,240,906
AP NMT Acquisition BV USD 2nd Lien Term Loan (Netherlands)(e)	11.089% (3 Mo. LIBOR + 9.00%	)	8/13/2022	40,225	40,591,694
CenturyLink, Inc. 2017 Term Loan A	4.452% (1 Mo. LIBOR + 2.75%	)	11/1/2022	23,433	23,540,003
CenturyLink, Inc. 2017 Term Loan B	4.452% (1 Mo. LIBOR + 2.75%	)	1/31/2025	114,959	115,086,197
Clear Channel Outdoor Holdings, Inc. Term Loan B	5.202% (1 Mo. LIBOR + 3.50%	)	8/21/2026	35,774	35,927,292
Colorado Buyer Inc 2nd Lien Term Loan	9.01% (1 Mo. LIBOR + 7.25%	)	5/1/2025	26,341	16,858,440
Colorado Buyer Inc Term Loan B	4.77% (1 Mo. LIBOR + 3.00%	)	5/1/2024	33,508	28,100,192
Connect Finco Sarl Term Loan B (Luxembourg)(e)	–	(j)	9/23/2026	33,926	33,824,498

146	See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Media/Telecommunications (continued)
Consolidated Communications, Inc. 2016 Term Loan B	4.71% (1 Mo. LIBOR + 3.00%	)	10/4/2023	$48,082	$44,633,602
Crown Finance US, Inc. 2018 USD Term Loan	3.952% (1 Mo. LIBOR + 2.25%	)	2/28/2025	7,383	7,368,020
CSC Holdings, LLC 2017 1st Lien Term Loan	4.015% (1 Mo. LIBOR + 2.25%	)	7/17/2025	68,128	68,075,849
CSC Holdings, LLC 2018 Incremental Term Loan	4.015% (1 Mo. LIBOR + 2.25%	)	1/15/2026	19,121	19,115,732
CSC Holdings, LLC 2019 Term Loan B5	4.327% (2 Mo. LIBOR + 2.50%	)	4/15/2027	25,162	25,237,870
Delta 2 (LUX) S.a.r.l. 2018 USD Term Loan (Luxembourg)(e)	4.202% (1 Mo. LIBOR +2.50%	)	2/1/2024	14,979	14,917,014
Diamond Sports Group, LLC Term Loan	4.96% (1 Mo. LIBOR + 3.25%	)	8/24/2026	42,988	42,947,591
Entercom Media Corp. 2017 Term Loan B	4.452% (1 Mo. LIBOR + 2.75%	)	11/18/2024	11,237	11,324,333
Gray Television, Inc. 2017 Term Loan B	4.031% (3 Mo. LIBOR + 2.25%	)	2/7/2024	13,185	13,219,808
Gray Television, Inc. 2018 Term Loan C	4.281% (3 Mo. LIBOR + 2.50%	)	1/2/2026	26,567	26,698,471
Hargray Communications Group, Inc. 2017 Term Loan B	4.702% (1 Mo. LIBOR + 2.75%	)	5/16/2024	15,192	15,202,656
iHeartCommunications, Inc. Exit Term Loan	5.780% (1 Mo. LIBOR + 4.00%	)	5/1/2026	60,423	60,888,854
Iridium Satellite LLC Term Loan (France)(e)	5.452% (1 Mo. LIBOR + 3.75%	)	11/4/2026	17,009	17,197,802
Level 3 Financing, Inc. 2017 Term Loan B	3.952% (1 Mo. LIBOR + 1.75%	)	3/1/2027	3,119	3,114,188
Liberty Latin America Ltd. Term Loan B	6.765% (1 Mo. LIBOR + 5.00%	)	10/22/2026	12,630	12,766,131
Lions Gate Capital Holdings LLC 2018 Term Loan B	3.952% (1 Mo. LIBOR + 2.25%	)	3/24/2025	37,710	36,908,302
Mission Broadcasting, Inc. 2018 Term Loan B3	4.031% (1 Mo. LIBOR + 2.25%	)	1/17/2024	4,686	4,698,282
NEP/NCP Holdco, Inc. 2018 1st Lien Term Loan	4.952% (1 Mo. LIBOR + 3.25%	)	10/20/2025	14,144	13,338,113
Nexstar Broadcasting, Inc. 2018 Term Loan B3	3.952% (1 Mo. LIBOR + 2.25%	)	1/17/2024	23,581	23,644,460
Nexstar Broadcasting, Inc. 2019 Term Loan B4	4.452% (1 Mo. LIBOR + 2.75%	)	9/18/2026	47,780	48,038,729

See Notes to Financial Statements.	147

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
Media/Telecommunications (continued)
Radiate Holdco, LLC 1st Lien Term Loan	4.702% (3 Mo. LIBOR + 3.00%	)	2/1/2024		$17,200	$17,114,565
Sinclair Television Group Inc. Term Loan B2	3.96% (1 Mo. LIBOR + 2.25%	)	1/3/2024		30,904	31,029,677
Sinclair Television Group Inc. Term Loan B2B	4.27% (1 Mo. LIBOR + 2.50%	)	9/30/2026		11,574	11,613,506
SMG US Midco 2, Inc. 2017 1st Lien Term Loan	4.702% (3 Mo. LIBOR + 3.00%	)	1/23/2025		6,971	6,982,114
SMG US Midco 2, Inc. 2017 2nd Lien Term Loan	8.702% (1 Mo. LIBOR + 7.00%	)	1/23/2026		9,689	9,777,932
Sprint Communications, Inc. 1st Lien Term Loan B	4.25% (1 Mo. LIBOR + 2.50%	)	2/2/2024		66,100	65,521,784
Sprint Communications, Inc. 2018 Term Loan B	4.75% (1 Mo. LIBOR + 3.00%	)	2/2/2024		10,970	10,935,486
Telesat Canada 2019 Term Loan (Canada)(e)	–	(j)	11/22/2026		20,000	20,012,500	(i)
Telesat Canada Term Loan B4 (Canada)(e)	4.61% (3 Mo. LIBOR + 2.50%	)	11/17/2023		19,287	19,333,063
Univision Communications Inc. Term Loan C5	4.452% (1 Mo. LIBOR + 2.75%	)	3/15/2024		57,498	56,407,215
Virgin Media Bristol LLC USD Term Loan N	4.265% (1 Mo. LIBOR + 2.50%	)	1/31/2028		17,153	17,181,803
WideOpenWest Finance LLC 2017 Term Loan B	4.953% (3 Mo. LIBOR + 3.25%	)	8/18/2023		59,024	57,519,253
William Morris Endeavor Entertainment, LLC 2018 1st Lien Term Loan	4.46% (1 Mo. LIBOR + 2.75%) - 4.68%		5/18/2025		42,925	42,299,348
Windstream Services, LLC Repriced Term Loan B6	7.75% (1 Mo. LIBOR + 3.00%	)	3/29/2021		25,020	23,856,995
Total						1,318,409,028

Metals/Minerals 0.69%
GrafTech Finance, Inc. 2018 Term Loan B	5.202% (1 Mo. LIBOR + 3.50%	)	2/12/2025		45,765	44,735,663	(i)
U.S. Silica Company 2018 Term Loan B	5.75% (3 Mo. LIBOR + 4.00%	)	5/1/2025		23,646	20,268,826
Total						65,004,489

Retail 4.20%
Amer Sports Oyj EUR Term Loan B(k)	4.50% (3 Mo. EURIBOR + 4.50%	)	3/30/2026	EUR	25,952	28,616,923
Anastasia Parent, LLC 2018 Term Loan B	5.677% (3 Mo. LIBOR + 3.75%	)	8/11/2025		$27,308	22,955,510
Bass Pro Group, LLC Term Loan B	6.702% (1 Mo. LIBOR + 5.00%	)	9/25/2024		27,658	27,243,578

148	See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Retail (continued)
BDF Acquisition Corp.1st Lien Term Loan	6.952% (1 Mo. LIBOR + 5.25%	)	8/14/2023	$23,869	$22,914,408	(i)
BJ’s Wholesale Club, Inc. 2017 1st Lien Term Loan	4.509% (1 Mo. LIBOR + 2.75%	)	2/3/2024	20,856	20,954,833
Coty Inc. 2018 USD Term Loan B	4.005% (1 Mo. LIBOR + 2.25%	)	4/7/2025	30,420	29,621,428
Harbor Freight Tools USA, Inc. 2018 Term Loan B	4.202% (3 Mo. LIBOR + 2.50%	)	8/18/2023	38,861	38,104,034
J. Crew Group, Inc. Consenting Term Loan	4.922% (3 Mo. LIBOR + 3.22%) - 5.32438%		3/5/2021	55,725	48,784,307
JP Intermediate B, LLC Term Loan	7.427% (3 Mo. LIBOR + 5.50%	)	11/20/2025	20,865	17,605,073
Lands’ End, Inc. Term Loan B	4.952% (1 Mo. LIBOR + 3.25%	)	4/4/2021	37,337	36,054,022
Mavis Tire Express Services Corp. 2018 Delayed Draw Term Loan	3.00% (3 Mo. LIBOR + 3.25%) - 4.95163%		3/20/2025	3,847	3,646,794
Men’s Wearhouse, Inc. (The) 2018 Term Loan B2	4.90% (1 Mo. LIBOR + 3.30%	)	4/9/2025	13,164	9,004,354
Michaels Stores, Inc. 2018 Term Loan B	4.202% (1 Mo. LIBOR + 2.50%) - 4.208%		1/28/2023	19,076	18,128,540
PetSmart, Inc. Consenting Term Loan	5.77% (1 Mo. LIBOR + 4.00%	)	3/11/2022	59,021	57,594,519
Toms Shoes, LLC Term Loan B	7.43% (3 Mo. LIBOR + 5.5%	)	11/2/2020	21,618	13,997,660
Total					395,225,983

Service 5.38%
AVSC Holding Corp. 2018 1st Lien Term Loan	4.90% (1 Mo. LIBOR + 3.25%) - 5.35438%		3/3/2025	20,593	20,052,303
AVSC Holding Corp. 2018 2nd Lien Term Loan	9.159% (3 Mo. LIBOR + 7.25%	)	9/1/2025	5,525	5,248,930
BIFM CA Buyer Inc. Term Loan B (Canada)(e)	5.452% (1 Mo. LIBOR + 3.75%	)	6/1/2026	9,456	9,468,108	(i)
CIBT Global, Inc. 2017 1st Lien Term Loan	5.854% (1 Mo. LIBOR + 3.75%	)	6/3/2024	5,821	5,529,699	(i)
CRCI Longhorn Holdings, Inc. 2018 1st Lien Term Loan	5.19% (3 Mo. LIBOR + 3.50%	)	8/8/2025	4,423	4,207,794
DG Investment Intermediate Holdings 2, Inc. 2018 1st Lien Term Loan	4.702% (3 Mo. LIBOR + 3.00%	)	2/3/2025	11,407	11,259,870
EagleView Technology Corporation 2018 Add On Term Loan B	5.409% (3 Mo. LIBOR + 3.50%	)	8/14/2025	17,563	16,673,900
Emerald TopCo Inc Term Loan	5.202% (1 Mo. LIBOR + 3.50%	)	7/24/2026	23,879	23,815,004

See Notes to Financial Statements.	149

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Service (continued)
Garda World Security Corporation 2019 1st Lien Term Loan B (Canada)(e)	6.70% (3 Mo. LIBOR + 4.75%	)	10/30/2026	$23,670	$23,634,446
Genuine Financial Holdings, LLC 2018 1st Lien Term Loan	5.452% (1 Mo. LIBOR + 3.75%	)	7/12/2025	32,028	30,987,571
Guidehouse LLP 2018 Term Loan	6.202% (1 Mo. LIBOR + 4.50%	)	5/1/2025	42,034	41,298,809
Hampton Rubber Company 1st Lien Term Loan	5.702% (1 Mo. LIBOR + 4.00%	)	3/27/2021	15,209	14,676,953	(i)
I-Logic Technologies Bidco Limited 2018 USD Term Loan (United Kingdom)(e)	5.104% (3 Mo. LIBOR + 3.00%	)	12/21/2024	11,580	11,256,355
KUEHG Corp. 2017 2nd Lien Term Loan	10.354% (3 Mo. LIBOR + 8.25%	)	8/18/2025	13,446	13,425,831
KUEHG Corp. 2018 Incremental Term Loan	5.854% (3 Mo. LIBOR + 3.75%	)	2/21/2025	41,721	41,486,284
Learning Care Group, Inc. 2018 1st Lien Term Loan	5.177% (3 Mo. LIBOR + 3.25%) - 5.43488%		3/13/2025	22,732	22,668,227
MHI Holdings,LLC Term Loan B	6.702% (1 Mo. LIBOR + 5.00%	)	9/21/2026	25,905	25,954,036
Monitronics International Inc. Takeback Term Loan	8.604% (3 Mo. LIBOR + 6.50%	)	3/29/2024	13,324	11,625,321
North American Lifting Holdings, Inc. 1st Lien Term Loan	6.604% (3 Mo. LIBOR + 4.50%	)	11/27/2020	20,140	16,726,302
North American Lifting Holdings, Inc. 2nd Lien Term Loan	11.104% (3 Mo. LIBOR + 9.00%	)	11/26/2021	3,520	2,129,670
Sedgwick Claims Management Services, Inc. 2018 Term Loan B	4.952% (1 Mo. LIBOR + 3.25%	)	12/31/2025	10,306	10,143,731
Sedgwick Claims Management Services, Inc. 2019 Term Loan B	5.702% (1 Mo. LIBOR + 4.00%	)	9/3/2026	6,662	6,662,302
SSH Group Holdings, Inc. 2018 1st Lien Term Loan	5.952% (1 Mo. LIBOR + 4.25%	)	7/30/2025	23,915	23,776,771
TKC Holdings, Inc. 2017 1st Lien Term Loan	5.46% (3 Mo. LIBOR + 3.75%	)	2/1/2023	21,465	20,499,359
TKC Holdings, Inc. 2017 2nd Lien Term Loan	9.71% (3 Mo. LIBOR + 8.00%	)	2/1/2024	8,083	7,800,401
United PF Holdings, LLC 2019 Delayed Draw Term Loan	2.25%		6/10/2026	1,835	1,833,083
United PF Holdings, LLC 2019 Term Loan	6.202% (3 Mo. LIBOR + 4.50%	)	6/10/2026	13,379	13,362,086

150	See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
Service (continued)
USIC Holdings, Inc. 2017 Term Loan B	4.952% (1 Mo. LIBOR + 3.00%	)	12/8/2023		$30,317	$30,013,926	(6)
Weight Watchers International, Inc. 2017 Term Loan B	6.86% (3 Mo. LIBOR + 4.75%	)	11/29/2024		40,228	40,307,397
Total						506,524,469

Transportation 4.58%
American Axle and Manufacturing, Inc. Term Loan B	3.96% (3 Mo. LIBOR + 2.25%	)	4/6/2024		20,948	20,622,236
Belron Finance U.S. LLC 2018 Term Loan B	4.151% (3 Mo. LIBOR + 2.30%	)	11/13/2025		9,557	9,602,560
Belron Finance U.S. LLC USD Term Loan B	4.144% (3 Mo. LIBOR + 2.25%	)	11/7/2024		9,391	9,436,027
Belron Finance US LLC 2019 USD Term Loan B	4.436% (3 Mo. LIBOR + 2.30%	)	10/30/2026		16,519	16,594,297
Chassix Inc. 2017 1st Lien Term Loan	7.438% (3 Mo. LIBOR + 5.50%) - 9.25%		11/15/2023		20,638	19,159,069
Commercial Barge Line Company 2015 1st Lien Term Loan	10.613% (3 Mo. LIBOR + 8.75%	)	11/12/2020		41,099	21,209,946
Drive Chassis HoldCo, LLC 2019 2nd Lien Term Loan	10.26% (3 Mo. LIBOR + 8.25%	)	4/10/2026		47,742	43,445,220	(i)
Fastlane Parent Company, Inc. 2018 Add On 1st Lien Term Loan	6.604% (3 Mo. LIBOR + 4.50%	)	2/4/2026		14,273	13,599,791
Genesee & Wyoming Inc. (New) Term Loan	–	(j)	11/6/2026		23,324	23,520,168
Gruden Acquisition, Inc. 2017 Term Loan	7.604% (3 Mo. LIBOR + 5.50%	)	8/18/2022		27,401	27,264,244
Gruden Acquisition, Inc. 2nd Lien Term Loan	10.604% (3 Mo. LIBOR + 8.50%	)	8/18/2023		24,245	24,113,713
Hornblower Sub, LLC 2018 Term Loan B	6.604% (3 Mo. LIBOR + 4.50%	)	4/27/2025		9,259	9,297,518
Mavis Tire Express Services Corp. 2018 1st Lien Term Loan	4.952% (3 Mo. LIBOR + 3.25%	)	3/20/2025		30,248	28,673,081
Navistar International Corporation 2017 1st Lien Term Loan B	5.27% (1 Mo. LIBOR + 3.50%	)	11/6/2024		19,986	19,935,763
Panther BF Aggregator 2 LP USD Term Loan B (Canada)(e)	5.202% (1 Mo. LIBOR + 3.50%	)	4/30/2026		44,824	44,880,075
Tenneco, Inc. 2018 Term Loan B	4.702% (1 Mo. LIBOR + 3.00%	)	10/1/2025		30,734	29,466,196	(i)
Thor Industries, Inc. EUR Term Loan B(k)	4.00% (1 Mo. Euribor + 4.00%	)	2/1/2026	EUR	16,893	18,551,044
Thor Industries, Inc. USD Term Loan B	5.563% (1 Mo. LIBOR + 3.75%	)	2/1/2026		$14,024	13,971,119

See Notes to Financial Statements.	151

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Transportation (continued)
WestJet Airlines Ltd. Term Loan B(e)	–	(j)	8/7/2026	$37,213	$37,468,839
Total					430,810,906

Utility 3.39%
Calpine Corporation 2019 Term Loan B10	4.202% (3 Mo. LIBOR + 2.50%	)	8/12/2026	18,117	18,195,977
Adient US LLC Term Loan B	6.105% (3 Mo. LIBOR + 4.25%) - 6.1435%		5/6/2024	24,722	24,744,888
Brookfield WEC Holdings Inc. 2018 1st Lien Term Loan	5.202% (3 Mo. LIBOR + 3.50%	)	8/1/2025	42,543	42,600,891
Calpine Construction Finance Company, L.P. 2017 Term Loan B	4.202% (3 Mo. LIBOR + 2.50%	)	1/15/2025	5,151	5,170,538
Calpine Corporation Term Loan B5	4.61% (3 Mo. LIBOR + 2.50%	)	1/15/2024	2,915	2,926,994
Edgewater Generation, L.L.C. Term Loan	5.452% (3 Mo. LIBOR + 3.75%	)	12/13/2025	5,537	5,266,999
ExGen Renewables IV, LLC Term Loan B	4.91% (3 Mo. LIBOR + 3.00%	)	11/28/2024	25,308	24,382,305
Frontera Generation Holdings LLC 2018 Term Loan B	6.015% (1 Mo. LIBOR + 4.25%	)	5/2/2025	33,731	29,092,711
Helix Gen Funding, LLC Term Loan B	5.452% (3 Mo. LIBOR + 3.75%	)	6/3/2024	45,960	44,154,704
Lightstone Holdco LLC 2018 Term Loan B	5.452% (3 Mo. LIBOR + 3.75%	)	1/30/2024	38,309	34,550,063
Lightstone Holdco LLC 2018 Term Loan C	5.452% (3 Mo. LIBOR + 3.75%	)	1/30/2024	2,161	1,948,676
Pacific Gas & Electric Company Revolver	–	(j)	4/27/2022	29,021	28,162,248
PowerTeam Services, LLC 2018 2nd Lien Term Loan	9.354% (3 Mo. LIBOR + 7.25%	)	3/6/2026	12,484	9,050,900
Vistra Operations Company LLC 1st Lien Term Loan B3	3.452% (1 Mo. LIBOR + 1.75%) - 3.51538%		12/31/2025	48,735	48,942,829
Total					319,190,723
Total Floating Rate Loans (cost $8,492,849,456)					8,278,366,840
Total Long-Term Investments (cost $9,207,177,290)					8,975,582,777

152	See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2019

Investments	Principal Amount (000)	Fair Value
SHORT-TERM INVESTMENTS 6.11%

REPURCHASE AGREEMENTS
Repurchase Agreement dated 11/29/2019, 0.85% due 12/2/2019 with Fixed Income Clearing Corp. collateralized by $50,480,000 of U.S. Treasury Note at 2.0% due 10/31/2021; $28,385,000 of U.S. Treasury Note at 1.25% due 10/31/2021; $46,140,000 of U.S. Treasury Note at 1.875% due 1/31/2022; value: $125,712,500; proceeds: $123,255,158	$123,246	$123,246,428
Repurchase Agreement dated 11/29/2019, 1.45% due 12/2/2019 with JPMorgan Chase & Co. collateralized by $270,450,000 of U.S. Treasury Note at 2.75% due 2/15/2024; value: $293,882,053; proceeds: $279,033,713	279,000	279,000,000
Repurchase Agreement dated 11/29/2019, 1.61% due 12/2/2019 with Toronto Dominion Grand Cayman collateralized by $175,280,000 of U.S. Treasury Note at 2.25% due 4/30/2021 value: $174,693,760 proceeds: $173,023,211	173,000	173,000,000
Total Repurchase Agreements (cost $575,246,428)		575,246,428
Total Investments in Securities 101.50% (cost $9,782,423,718)		9,550,829,205
Less Unfunded Loan Commitments (0.15)% (cost $14,475,474)		(14,291,338)
Net Investments 101.35% (cost $9,767,948,244)		9,536,537,867
Liabilities in Excess of Cash and Other Assets(l) (1.35%)		(126,764,225)
Net Assets 100.00%		$9,409,773,642

EUR	euro.
EURIBOR	Euro Interbank Offered Rate.
LIBOR	London Interbank Offered Rate.
PIK	Payment-in-kind.
Units	More than one class of securities traded together.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At November 30, 2019, the total value of Rule 144A securities was $466,977,593, which represents 4.96% of net assets.
#	Variable rate security. The interest rate represents the rate in effect at November 30, 2019.
*	Non-income producing security.
(a)	Securities purchased on a when-issued basis (See Note 2(i)).
(b)	Variable Rate is Fixed to Float: Rate remains fixed until designated future date.
(c)	Level 3 Investment as described in Note 2(t) in the Notes to Financials. Security valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.
(d)	Amount is less than 1,000 shares.
(e)	Foreign security traded in U.S. dollars.
(f)	Level 3 Investment as described in Note 2(t) in the Notes to Financials. Security fair valued by the Pricing Committee.
(g)	Defaulted (non-income producing security).
(h)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at November 30, 2019.

See Notes to Financial Statements.	153

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2019

(i)	Level 3 Investment as described in Note 2(t) in the Notes to Financials. Floating Rate Loans categorized as Level 3 are valued based on a single quotation obtained from a dealer. Accounting principles generally accepted in the United States of America do not require the Fund to create quantitative unobservable inputs that were not developed by the Fund. Therefore, the Fund does not have access to unobservable inputs and cannot disclose such inputs in the valuation.
(j)	Interest rate to be determined.
(k)	Investment in non-U.S. dollar denominated securities.
(l)	Liabilities in Excess of Cash and Other Assets include net unrealized appreciation/depreciation on forward foreign currency exchange contracts, futures contracts and swaps as follows:

Open Total Return Swaps Contracts at November 30, 2019:

Swap Counterparty	Referenced Index*	Referenced Spread	Units	Position	Termination Date	Notional Amount	Notional Value	Unrealized Appreciation
Barclays Bank plc	IBXXLL	3 Mo. LIBOR + .00%	284,819	Long	12/20/2019	$50,000,000	$50,017,564	$17,564
Barclays Bank plc	IBXXLL	3 Mo. LIBOR + .00%	284,738	Long	12/20/2019	50,000,000	50,003,322	3,322
Barclays Bank plc	IBXXLL	3 Mo. LIBOR + .00%	287,438	Long	12/20/2019	50,000,000	50,477,628	477,628
Barclays Bank plc	IBXXLL	3 Mo. LIBOR + .00%	286,467	Long	12/20/2019	50,000,000	50,306,998	306,998
Barclays Bank plc	IBXXLL	3 Mo. LIBOR + .00%	285,388	Long	3/20/2020	50,000,000	50,147,451	147,451
Barclays Bank plc	IBXXLL	3 Mo. LIBOR + .00%	284,997	Long	3/20/2020	50,000,000	50,078,849	78,849
J.P. Morgan	IBXXLL	3 Mo. LIBOR + .00%	285,307	Long	12/20/2019	50,000,000	50,103,185	103,185
J.P. Morgan	IBXXLL	3 Mo. LIBOR + .00%	285,959	Long	12/20/2019	50,000,000	50,217,805	217,805
Total						$400,000,000	$401,352,802	$1,352,802

*	iBoxx Leverage Loan Index.

154	See Notes to Financial Statements.

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2019

Open Forward Foreign Currency Exchange Contracts at November 30, 2019:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation
euro	Sell	State Street Bank and Trust	12/9/2019	45,000,000	$49,991,967	$49,598,727	$393,240
euro	Sell	State Street Bank and Trust	2/14/2020	3,445,000	3,816,342	3,815,260	1,082
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$394,322

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
Canadian dollar	Buy	J.P. Morgan	12/5/2019	5,498,768	$4,166,488	$4,139,703	$(26,785)
Canadian dollar	Buy	Morgan Stanley	12/5/2019	6,433,000	4,878,138	4,843,032	(35,106)
Canadian dollar	Sell	State Street Bank and Trust	12/5/2019	11,931,768	8,952,332	8,982,736	(30,404)
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(92,295)

Open Futures Contracts at November 30, 2019:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation
U.S. 2-Year Treasury Note	March 2020	422	Short	$(90,993,003)	$(90,977,266)	$15,737
U.S. 10-Year Treasury Note	March 2020	1,345	Short	(174,238,200)	(173,988,359)	249,841
Total Unrealized Appreciation on Open Futures Contracts						$265,578

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Depreciation
U.S. 5-Year Treasury Note	March 2020	713	Long	$84,881,702	$84,824,719	$(56,983)

See Notes to Financial Statements.	155

Schedule of Investments (continued)

FLOATING RATE FUND November 30, 2019

The following is a summary of the inputs used as of November 30, 2019 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Asset-Backed Securities	$–	$78,826,888	$4,662,015	$83,488,903
Common Stocks
Energy	–	93,367	–	93,367
Other	21,753,067	–	–	21,753,067
Convertible Bonds	–	41,371,551	–	41,371,551
Corporate Bonds
Metals/Minerals	–	21,056,754	5	21,056,759
Other	–	432,958,964	–	432,958,964
Exchange-Traded Fund	96,493,326	–	–	96,493,326
Floating Rate Loans
Aerospace	–	279,553,788	30,731,535	310,285,323
Chemicals	–	109,859,410	21,278,760	131,138,170
Consumer Durables	–	113,246,630	8,633,025	121,879,655
Consumer Non-Durables	–	192,928,100	28,084,464	221,012,564
Energy	–	253,270,951	34,657,808	287,928,759
Financial	–	507,811,683	57,053,108	564,864,791
Food & Drug	–	41,485,790	–	41,485,790
Food/Tobacco	–	299,770,148	87,373,410	387,143,558
Forest Products	–	239,432,275	–	239,432,275
Gaming/Leisure	–	433,307,002	33,941,862	467,248,864
Healthcare	–	906,540,032	59,701,119	966,241,151
Housing	–	227,809,169	–	227,809,169
Information Technology	–	785,617,480	47,692,297	833,309,777
Manufacturing	–	367,875,542	75,545,854	443,421,396
Media/Telecommunications	–	1,298,396,528	20,012,500	1,318,409,028
Metals/Minerals	–	20,268,826	44,735,663	65,004,489
Retail	–	372,311,575	22,914,408	395,225,983
Service	–	476,849,709	29,674,760	506,524,469
Transportation	–	357,899,490	72,911,416	430,810,906
Utility	–	319,190,723	–	319,190,723
Less Unfunded Commitments	–	(14,291,338)	–	(14,291,338)
Short-Term Investments
Repurchase Agreements	–	575,246,428	–	575,246,428
Total	$118,246,393	$8,738,687,465	$679,604,009	$9,536,537,867
Other Financial Instruments
Total Return Swap Contracts
Assets	$–	$1,352,802	$–	$1,352,802
Liabilities	–	–	–	–
Forward Foreign Currency Exchange Contracts
Assets	–	394,322	–	394,322
Liabilities	–	(92,295)	–	(92,295)
Futures Contracts
Assets	265,578	–	–	265,578
Liabilities	(56,983)	–	–	(56,983)
Total	$208,595	$1,654,829	$–	$1,863,424

(1)	Refer to Note 2(t) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. Each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

156	See Notes to Financial Statements.

Schedule of Investments (concluded)

FLOATING RATE FUND November 30, 2019

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

Investment Type	Asset-Backed Securities	Corporate Bonds	Floating Rate Loans
Balance as of December 1, 2018	$28,564,000	$5	$1,335,850,637
Accrued Discounts (Premiums)	249,907	–	(2,433,876)
Realized Gain (Loss)	(385,966)	–	(16,971,321)
Change in Unrealized Appreciation (Depreciation)	(299,767)	–	(8,676,708)
Purchases	–	–	352,423,770
Sales	(14,017,941)	–	(930,394,938)
Transfers into Level 3	4,961,782	–	205,505,295
Transfers out of Level 3	(14,410,000)	–	(260,360,870)
Balance as of November 30, 2019	$4,662,015	$5	$674,941,989
Change in unrealized appreciation/depreciation for the year ended November 30, 2019 related to Level 3 investments held at November 30, 2019	$(299,767)	$–	$(13,772,339)

See Notes to Financial Statements.	157

Schedule of Investments

HIGH YIELD FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
LONG-TERM INVESTMENTS 99.55%

ASSET-BACKED SECURITIES 0.19%

Other
CIFC Funding Ltd. 2013 3RA C	4.836% (3 Mo. LIBOR + 2.90%	)#	4/24/2031		$1,721	$1,626,958
Jamestown CLO VII Ltd. 2015-7A CR†	4.54% (3 Mo. LIBOR + 2.60%	)#	7/25/2027		250	246,939
Madison Park Funding XXVII Ltd. 2018-27A C†	4.566% (3 Mo. LIBOR + 2.60%	)#	4/20/2030		4,320	4,065,460
Octagon Investment Partners 44 Ltd. 2019-1A E†	8.756% (3 Mo. LIBOR+ 6.79%	)#	7/20/2032		3,750	3,695,675
Regatta XVI Funding Ltd. 2019-2A D†(a)	5.80% (3 Mo. LIBOR+ 3.90%	)#	1/15/2033		3,462	3,462,000
Total						13,097,032
Total Asset-Backed Securities (cost $12,920,830)						13,097,032

				Shares (000)
COMMON STOCKS 2.35%

Banking 0.10%
First Republic Bank					65	7,125,147

Beverages 0.10%
Carlsberg A/S Class B(b)				DKK	48	6,956,066

Building Materials 0.10%
Sherwin-Williams Co. (The)					12	7,137,511

Diversified Capital Goods 0.37%
Badger Meter, Inc.					130	8,074,074
Dover Corp.					96	10,729,504
Illinois Tool Works, Inc.					41	7,186,929
Total						25,990,507

Electric: Generation 0.10%
SolarEdge Technologies, Inc. (Israel)*(c)					88	7,148,383

Electronics 0.10%
Zebra Technologies Corp. Class A*					28	7,054,676

Energy: Exploration & Production 0.00%
Chaparral Energy, Inc. Class A*					284	306,919
Templar Energy LLC Class A Units					191	23,822
Total						330,741

158	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2019

Investments	Shares (000)	Fair Value
Food & Drug Retailers 0.00%
Fairway Group Holdings Corp.	20	$197	(k)

Food: Wholesale 0.11%
Beyond Meat, Inc.*	89	7,395,137

Health Services 0.26%
NextCure, Inc.*	384	18,371,518

Investments & Miscellaneous Financial Services 0.00%
Penson Technologies Class A Units	4,881	48,812	(k)

Machinery 0.11%
Generac Holdings, Inc.*	76	7,519,096

Medical Products 0.14%
Mirati Therapeutics, Inc.*	97	9,740,932

Personal & Household Products 0.09%
Gibson Brands, Inc.	57	6,456,564
Remington Outdoor Co., Inc.	128	99,452
Total		6,556,016

Rail 0.15%
Kansas City Southern	68	10,368,675

Restaurants 0.11%
Shake Shack, Inc. Class A*	129	8,002,114

Specialty Retail 0.27%
Claires Holdings LLC	7	4,863,046
Crocs, Inc.*	204	7,108,048
Lululemon Athletica, Inc. (Canada)*(c)	33	7,342,373
Total		19,313,467

Technology Hardware & Equipment 0.21%
Apple, Inc.	27	7,320,512
NVIDIA Corp.	35	7,514,159
Total		14,834,671

Transportation: Infrastructure/Services 0.03%
Chassix Holdings, Inc.	160	1,941,725
Total Common Stocks (cost $179,415,719)		165,835,391

See Notes to Financial Statements.	159

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
CONVERTIBLE BONDS 1.33%

Automakers 0.24%
Tesla, Inc.	2.00%		5/15/2024	$7,914	$10,036,343
Winnebago Industries, Inc.†	1.50%		4/1/2025	6,679	6,708,354
Total					16,744,697

Electronics 0.10%
Teradyne, Inc.	1.25%		12/15/2023	3,472	7,056,840

Medical Products 0.31%
Insulet Corp.	1.375%		11/15/2024	5,385	11,010,625
Repligen Corp.	0.375%		7/15/2024	10,348	11,043,870
Total					22,054,495

Pharmaceuticals 0.11%
Neurocrine Biosciences, Inc.	2.25%		5/15/2024	4,790	7,816,407

Software/Services 0.57%
DocuSign, Inc.	0.50%		9/15/2023	6,105	7,458,561
Five9, Inc.	0.125%		5/1/2023	4,453	7,770,947
Guidewire Software, Inc.	1.25%		3/15/2025	8,621	10,820,237
RingCentral, Inc.	Zero Coupon		3/15/2023	6,631	14,229,133
Total					40,278,878
Total Convertible Bonds (cost $89,596,626)					93,951,317

FLOATING RATE LOANS(e) 7.10%

Advertising 0.18%
Clear Channel Outdoor Holdings, Inc. Term Loan B	5.202% (1 Mo. LIBOR + 3.50%	)	8/21/2026	10,648	10,693,627
Southern Graphics, Inc. 2nd Lien Term Loan	9.427% (3 Mo. LIBOR + 7.50%	)	12/31/2023	6,950	1,897,350
Total					12,590,977

Aerospace/Defense 0.39%
Bleriot US Bidco Inc. Delayed Draw Term Loan	–	(f)	10/23/2026	1,551	1,560,686
Bleriot US Bidco Inc. Term Loan B	6.613% (3 Mo. LIBOR + 4.75%	)	10/23/2026	9,928	9,988,372
Doncasters Finance US LLC USD Term Loan	5.604% (3 Mo. LIBOR + 3.5%	)	4/9/2020	8,575	6,138,285
Forming Machining Industries Holdings, LLC Term Loan	6.104% (3 Mo. LIBOR + 4.00%	)	10/9/2025	9,908	9,586,370	(g)
Total					27,273,713

160	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Air Transportation 0.11%
WestJet Airlines Ltd. Term Loan B(Canada)(c)	–	(f)	8/7/2026	$7,383	$7,433,758

Automakers 0.20%
Thor Industries, Inc. USD Term Loan B	5.563% (1 Mo. LIBOR + 3.75%	)	2/1/2026	14,148	14,094,904

Building Materials 0.53%
Airxcel, Inc. 2018 1st Lien Term Loan	6.202% (3 Mo. LIBOR + 4.50%	)	4/28/2025	8,530	8,220,420
Forterra Finance, LLC Term Loan B	4.702% (3 Mo. LIBOR + 3.00%	)	10/25/2023	10,923	10,537,677
Hayward Industries, Inc. 1st Lien Term Loan	5.202% (3 Mo. LIBOR + 3.00%	)	8/5/2024	7,289	7,181,932
Yak Access, LLC 2018 2nd Lien Term Loan B	11.722% (1 Mo. LIBOR + 10.00%	)	7/10/2026	12,853	11,101,851
Total					37,041,880

Chemicals 0.10%
U.S. Silica Co. 2018 Term Loan B	5.75% (3 Mo. LIBOR + 4.00%	)	5/1/2025	8,398	7,199,099

Diversified Capital Goods 0.10%
GrafTech Finance, Inc. 2018 Term Loan B	5.202% (3 Mo. LIBOR + 3.50%	)	2/12/2025	7,080	6,920,366	(g)

Electric: Generation 0.74%
ExGen Renewables IV, LLC Term Loan B	4.91% (3 Mo. LIBOR + 3.00%	)	11/28/2024	10,852	10,455,100
Frontera Generation Holdings LLC 2018 Term Loan B	6.015% (1 Mo. LIBOR + 4.25%	)	5/2/2025	9,441	8,142,760
Helix Gen Funding, LLC Term Loan B	5.452% (3 Mo. LIBOR + 3.75%	)	6/3/2024	10,500	10,087,887
Lonestar II Generation Holdings LLC Term Loan B	6.702% (1 Mo. LIBOR + 5.00%	)	4/20/2026	6,950	6,949,551
Lonestar II Generation Holdings LLC Term Loan C	6.702% (1 Mo. LIBOR + 5.00%	)	4/20/2026	836	836,041
Longview Power LLC Advance Term Loan B	7.93% (3 Mo. LIBOR + 6.00%	)	4/13/2021	10,091	5,655,332
Moxie Patriot LLC Term Loan B1 Term Loan B1	7.854% (3 Mo. LIBOR + 5.75%	)	12/19/2020	3,070	2,545,152
Moxie Patriot LLC Delayed Draw Term Loan B2	7.854% (3 Mo. LIBOR + 5.75%	)	12/19/2020	4,440	3,681,530
Panda Temple Power, LLC 2nd Lien Term Loan	9.702% (1 Mo. LIBOR + 8.00%	)	2/7/2023	3,795	3,810,642
Total					52,163,995

See Notes to Financial Statements.	161

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Electric: Integrated 0.12%
Pacific Gas & Electric Company DIP Delayed Draw Term Loan	2.25%		12/31/2020	$2,151	$2,161,755	(g)
Pacific Gas & Electric Company DIP Term Loan	4.02% (1Mo. LIBOR + 2.25%	)	12/31/2020	6,451	6,483,255	(g)
Total					8,645,010

Electronics 0.19%
II-VI Incorporated Term Loan B	5.208% (3 Mo. LIBOR + 3.50%	)	9/24/2026	13,531	13,569,584

Food & Drug Retailers 0.00%
Fairway Group Acquisition Company 2018 Holdco Term Loan	11.00%		2/24/2024	1,354	136	(g)
Fairway Group Acquisition Company 2018 Last Out Term Loan	10.00%		11/27/2023	1,513	151	(g)
Total					287

Gaming 0.56%
Montreign Operating Company, LLC Term Loan	10.159% (3 Mo. LIBOR + 8.25%	)	1/24/2023	8,203	7,221,707
PCI Gaming Authority Term Loan	4.702% (1 Mo. LIBOR + 3.00%	)	5/29/2026	6,885	6,934,302
Spectacle Gary Holdings Delayed Draw Term Loan	–	(f)	11/6/2025	711	700,343	(g)
Spectacle Gary Holdings LLC Term Loan B	–	(f)	11/6/2025	9,812	9,664,730	(g)
TopGolf International, Inc. Term Loan B	7.265% (1 Mo. LIBOR + 5.50%	)	2/8/2026	7,699	7,776,303
UFC Holdings, LLC 2019 Term Loan	4.96% (1 Mo. LIBOR + 3.25%	)	4/29/2026	6,986	7,028,851
Total					39,326,236

Gas Distribution 0.18%
Lower Cadence Holdings LLC Term Loan B	5.702% (1 Mo. LIBOR + 4.00%	)	5/22/2026	10,140	9,628,944
Medallion Midland Acquisition, LLC 1st Lien Term Loan	–	(f)	10/30/2024	3,196	3,025,092
Total					12,654,036

Health Services 0.53%
Parexel International Corporation Term Loan B	–	(f)	9/27/2024	12,423	12,034,821
Emerald TopCo Inc Term Loan	5.202% (1 Mo. LIBOR + 3.50%	)	7/24/2026	7,338	7,318,334
Navicure, Inc. 2019 Term Loan B	5.702% (3 Mo. LIBOR + 4.00%	)	10/22/2026	8,784	8,775,689

162	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2019

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
Health Services (continued)
Sound Inpatient Physicians 2nd Lien Initial Term Loan	8.452% (3 Mo. LIBOR + 6.75%	)	6/26/2026	$8,961	$8,972,714
Total					37,101,558

Integrated Energy 0.11%
Navitas Midstream Midland Basin, LLC Term Loan B	–	(f)	12/13/2024	8,411	7,769,840

Investments & Miscellaneous Financial Services 0.10%
Minotaur Acquisition, Inc. Term Loan B	–	(f)	3/27/2026	7,723	7,401,525

Machinery 0.06%
North American Lifting Holdings, Inc. 2nd Lien Term Loan	11.104% (3 Mo. LIBOR + 9.00%	)	11/26/2021	7,323	4,430,415

Media: Content 0.15%
Univision Communications Inc. Term Loan C5	4.452% (1 Mo. LIBOR + 2.75%	)	3/15/2024	10,909	10,702,223

Oil Field Equipment & Services 0.18%
Ulterra Drilling Technologies, LP Term Loan B	6.952% (1 Mo. LIBOR + 5.25%	)	11/26/2025	13,702	12,948,712	(g)

Packaging 0.14%
Proampac PG Borrower LLC 2016 1st Lien Term Loan	5.336% (3 Mo. LIBOR + 3.50%) - 5.436%		11/20/2023	10,518	10,120,879

Personal & Household Products 0.29%
Britax U.S. Holdings, Inc. Initial Dollar Term Loan	5.604% (3 Mo. LIBOR + 3.50%	)	10/15/2020	8,481	5,764,691
FGI Operating Company, LLC Exit Term Loan	12.10% (3 Mo. LIBOR + 10.00%	)	5/15/2022	832	665,885	(g)
Revlon Consumer Products Corporation 2016 Term Loan B	5.409% (3 Mo. LIBOR + 3.50%	)	9/7/2023	10,020	7,386,178
TGP Holdings III, LLC 2nd Lien Term Loan	10.202% (3 Mo. LIBOR + 8.50%	)	9/25/2025	7,243	6,699,775	(g)
Total					20,516,529

Printing & Publishing 0.10%
J.D. Power and Associates 2nd Lien Term Loan	10.202% (1 Mo. LIBOR + 8.50%	)	9/7/2024	6,975	6,957,313

See Notes to Financial Statements.	163

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2019

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
Recreation & Travel 0.13%
United PF Holdings, LLC 2019 Delayed Draw Term Loan	6.202% (3 Mo. LIBOR + 4.50%	)	6/10/2026	$1,088	$1,087,027
United PF Holdings, LLC 2019 Term Loan	6.202% (3 Mo. LIBOR + 4.50%	)	6/10/2026	7,934	7,923,809
Total					9,010,836

Restaurants 0.18%
Flynn Restaurant Group LP 1st Lien Term Loan	5.202% (3 Mo. LIBOR + 3.50%	)	6/27/2025	6,922	6,572,394
Flynn Restaurant Group LP 2nd Lien Term Loan	8.758% (3 Mo. LIBOR + 7.00%	)	6/29/2026	6,747	6,207,240	(g)
Total					12,779,634

Software/Services 0.40%
Ancestry.com Operations, Inc. 2019 Extended Term Loan B	–	(f)	8/27/2026	3,079	2,971,512
Optiv Security, Inc. 1st Lien Initial Term Loan	–	(f)	2/1/2024	3,160	2,617,168
Project Boost Purchaser, LLC 2019 Term Loan B	–	(f)	6/1/2026	7,928	7,865,548
Titan AcquisitionCo New Zealand Limited Term Loan (New Zealand)(c)	6.354% (3 Mo. LIBOR + 4.25%	)	5/1/2026	7,607	7,648,127
Vertafore, Inc. 2018 2nd Lien Term Loan	8.952% (1 Mo. LIBOR + 7.25%	)	7/2/2026	7,343	7,177,750
Total					28,280,105

Specialty Retail 0.37%
Claire’s Stores, Inc. 2018 Term Loan	9.188% (6 Mo. LIBOR + 7.25%	)	10/12/2038	905	1,628,244	(g)
Mavis Tire Express Services Corp. 2018 1st Lien Term Loan	5.00% (1 Mo. LIBOR + 3.30%	)	3/20/2025	9,642	9,139,508
Mavis Tire Express Services Corp. 2018 Delayed Draw Term Loan	3.00%		3/20/2025	1,226	1,162,520
PetSmart, Inc. Consenting Term Loan	–	(f)	3/11/2022	14,544	14,192,644
Total					26,122,916

Support: Services 0.77%
DG Investment Intermediate Holdings 2, Inc. 2018 1st Lien Term Loan	4.702% (3 Mo. LIBOR + 3.00%	)	2/3/2025	10,549	10,413,083
Drive Chassis HoldCo, LLC 2019 2nd Lien Term Loan	10.26% (3 Mo. LIBOR + 8.25%	)	4/10/2026	17,104	15,564,640	(g)
KUEHG Corp. 2017 2nd Lien Term Loan	10.354% (3 Mo. LIBOR + 8.25%	)	8/18/2025	7,108	7,097,338
Learning Care Group, Inc. 2018 1st Lien Term Loan	5.19% (3 Mo. LIBOR + 3.25%	)	3/13/2025	6,865	6,845,288

164	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2019

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
Support: Services (continued)
MHI Holdings,LLC Term Loan B	6.702% (1 Mo. LIBOR + 5.00%	)	9/21/2026	$9,479	$9,497,190
PowerTeam Services, LLC 2018 2nd Lien Term Loan	9.354% (3 Mo. LIBOR + 7.25%	)	3/6/2026	6,954	5,041,650
Total					54,459,189

Telecommunications: Satellite 0.12%
Iridium Satellite LLC Term Loan (France)(c)	5.452% (1 Mo. LIBOR + 3.75%	)	11/4/2026	8,153	8,243,282

Transportation: Infrastructure/Services 0.07%
Commercial Barge Line Company 2015 1st Lien Term Loan	10.677% (3 Mo. LIBOR + 8.75%	)	11/12/2020	9,144	4,718,961
Total Floating Rate Loans (cost $528,963,468)					500,477,762

FOREIGN GOVERNMENT OBLIGATIONS(c) 0.59%

Argentina 0.50%
Ciudad Autonoma De Buenos Aires†	7.50%		6/1/2027	8,718	6,900,384
Province of Santa Fe†	6.90%		11/1/2027	10,002	7,151,530
Provincia de Cordoba†	7.45%		9/1/2024	10,982	7,099,973
Provincia de Mendoza†	8.375%		5/19/2024	10,607	7,053,655
Provincia of Neuquen†	7.50%		4/27/2025	9,987	6,915,998
Total					35,121,540

United Arab Emirates 0.09%
Ukraine Government†	7.375%		9/25/2032	6,600	6,734,191
Total Foreign Government Obligations (cost $50,393,837)					41,855,731

HIGH YIELD CORPORATE BONDS 87.68%

Advertising 0.14%
Clear Channel Worldwide Holdings, Inc.†	9.25%		2/15/2024	8,738	9,647,189

Aerospace/Defense 1.92%
Arconic, Inc.	6.75%		1/15/2028	12,501	14,512,411
BBA US Holdings, Inc.†	4.00%		3/1/2028	16,409	16,557,502
BBA US Holdings, Inc.†	5.375%		5/1/2026	6,546	6,898,191
Booz Allen Hamilton, Inc.†	5.125%		5/1/2025	13,038	13,516,038
Kratos Defense & Security Solutions, Inc.†	6.50%		11/30/2025	9,646	10,252,878
TransDigm, Inc.†	6.25%		3/15/2026	21,356	22,971,026
TransDigm, Inc.	6.375%		6/15/2026	37,928	39,948,899
Triumph Group, Inc.†	6.25%		9/15/2024	3,036	3,195,360

See Notes to Financial Statements.	165

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2019

			Principal
	Interest	Maturity	Amount		Fair
Investments	Rate	Date	(000)		Value
Aerospace/Defense (continued)
Triumph Group, Inc.	7.75%	8/15/2025		$6,937	$7,234,701
Total					135,087,006

Air Transportation 0.69%
Azul Investments LLP†	5.875%	10/26/2024		13,658	13,859,660
Hawaiian Airlines 2013-1 Class B Pass-Through Certificates	4.95%	7/15/2023		8,036	8,175,426
Latam Finance Ltd.†	7.00%	3/1/2026		6,832	7,264,961
TAP-Transportes Aereos Portugueses SGPS SA†(a)(b)	5.625%	12/2/2024	EUR	7,800	8,538,391
United Airlines Holdings, Inc.	4.875%	1/15/2025		$10,382	10,983,274
Total					48,821,712

Auto Loans 0.57%
Ford Motor Credit Co. LLC	4.542%	8/1/2026		17,243	17,344,536
Mclaren Finance plc(b)	5.00%	8/1/2022	GBP	18,309	22,846,422
Total					40,190,958

Auto Parts & Equipment 1.91%
Adient Global Holdings Ltd.†	4.875%	8/15/2026		$8,592	7,346,375
Adient US LLC†	7.00%	5/15/2026		13,063	13,989,506
Allison Transmission, Inc.†	5.00%	10/1/2024		6,534	6,705,452
American Axle & Manufacturing, Inc.	6.50%	4/1/2027		11,912	12,001,638
Delphi Technologies plc (United Kingdom)†(c)	5.00%	10/1/2025		23,459	20,526,625
Garrett LX I Sarl/Garrett Borrowing LLC†(b)	5.125%	10/15/2026	EUR	9,427	10,282,799
IAA, Inc.†	5.50%	6/15/2027		$10,474	11,038,837
IHO Verwaltungs GmbH PIK 5.50% (Germany)†(c)	4.75%	9/15/2026		13,436	13,672,843
Panther BF Aggregator 2 LP/ Panther Finance Co., Inc.(b)	4.375%	5/15/2026	EUR	6,088	7,000,818
Panther BF Aggregator 2 LP/Panther Finance Co., Inc.†	8.50%	5/15/2027		$16,858	17,258,799
Tenneco, Inc.	5.00%	7/15/2026		8,600	7,398,365
Wabash National Corp.†	5.50%	10/1/2025		7,816	7,760,624
Total					134,982,681

Automakers 1.00%
Aston Martin Capital Holdings Ltd. (Jersey)†(c)	6.50%	4/15/2022		13,985	12,760,949
General Motors Corp.	7.20%	1/15/2049		8,500	850	(k)
Mclaren Finance plc. (United Kingdom)†(c)	5.75%	8/1/2022		3,498	3,376,619
Navistar International Corp.†	6.625%	11/1/2025		6,506	6,717,445
Tesla, Inc.†	5.30%	8/15/2025		49,378	47,464,109
Total					70,319,972

166	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2019

					Principal
	Interest		Maturity		Amount		Fair
Investments	Rate		Date		(000)		Value
Banking 3.28%
Ally Financial, Inc.	8.00%		11/1/2031			$40,402	$55,806,272
BankUnited, Inc.	4.875%		11/17/2025			12,909	14,132,275
CIT Group, Inc.	5.25%		3/7/2025			6,005	6,620,452
CIT Group, Inc.	6.125%		3/9/2028			21,067	24,813,713
Credit Suisse Group AG (Switzerland)†(c)	7.25% (5 Yr. Swap rate + 4.332%	)#	–	(h)		10,437	11,567,901
Huntington Bancshares, Inc.	5.70% (3 Mo. LIBOR + 2.88%	)#	–	(h)		10,524	10,899,865
Intesa Sanpaolo SpA (Italy)†(c)	5.017%		6/26/2024			11,556	12,025,966
Intesa Sanpaolo SpA (Italy)†(c)	5.71%		1/15/2026			28,488	30,421,244
Macquarie Bank Ltd. (United Kingdom)†(c)	6.125% (5 Yr. Swap rate + 3.703%	)#	–	(h)		17,019	17,587,435
Popular, Inc.	6.125%		9/14/2023			15,457	16,622,690
Synovus Financial Corp.	5.90% (5 Yr. Swap rate + 3.379%	)#	2/7/2029			18,351	19,636,029
Texas Capital Bank NA	5.25%		1/31/2026			10,952	11,531,224
Washington Mutual Bank(i)	6.875%		6/15/2011			10,000	1,000	(k)
Total							231,666,066

Beverages 0.35%
Bacardi Ltd.†	5.30%		5/15/2048			14,691	16,783,069
Central American Bottling Corp. (Guatemala)†(c)	5.75%		1/31/2027			7,306	7,687,026
Total							24,470,095

Building & Construction 3.18%
Ashton Woods USA LLC/Ashton Woods Finance Co.†	6.75%		8/1/2025			17,058	17,342,272
Beazer Homes USA, Inc.†	7.25%		10/15/2029			11,818	12,497,830
Century Communities, Inc.	5.875%		7/15/2025			16,932	17,492,873
Century Communities, Inc.†	6.75%		6/1/2027			10,804	11,477,332
KB Home	4.80%		11/15/2029			6,944	7,048,160
Lennar Corp.	4.75%		5/30/2025			20,007	21,538,336
LGI Homes, Inc.†	6.875%		7/15/2026			13,250	13,718,354
Miller Homes Group Holdings plc(b)	5.50%		10/15/2024		GBP	5,350	7,201,721
PulteGroup, Inc.	5.00%		1/15/2027			$24,291	26,533,606
PulteGroup, Inc.	6.375%		5/15/2033			8,068	9,384,871
Shea Homes LP/Shea Homes Funding Corp.†	6.125%		4/1/2025			13,483	13,994,208
Toll Brothers Finance Corp.	4.35%		2/15/2028			13,448	13,998,998
Toll Brothers Finance Corp.	4.875%		3/15/2027			12,422	13,482,187
TRI Pointe Group, Inc.	5.25%		6/1/2027			17,687	18,400,626
Weekley Homes LLC / Weekley Finance Corp.	6.00%		2/1/2023			4,869	4,895,366
William Lyon Homes, Inc.†	6.625%		7/15/2027			14,528	15,586,328
Total							224,593,068

See Notes to Financial Statements.	167

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2019

			Principal
	Interest	Maturity	Amount		Fair
Investments	Rate	Date	(000)		Value
Building Materials 2.53%
American Woodmark Corp.†	4.875%	3/15/2026		$10,714	$10,924,557
Core & Main Holdings LP PIK 9.8%†	8.625%	9/15/2024		14,011	14,507,200
Cornerstone Building Brands, Inc.†	8.00%	4/15/2026		7,499	7,630,420
Hillman Group, Inc. (The)†	6.375%	7/15/2022		11,479	10,592,959
Installed Building Products, Inc.†	5.75%	2/1/2028		8,443	8,878,638
Masonite International Corp.†	5.375%	2/1/2028		10,637	11,286,628
Masonite International Corp.†	5.75%	9/15/2026		10,191	10,831,479
New Enterprise Stone & Lime Co., Inc.†	6.25%	3/15/2026		7,249	7,613,969
Owens Corning, Inc.	4.30%	7/15/2047		10,610	10,074,556
Owens Corning, Inc.	4.40%	1/30/2048		7,188	6,817,285
Patrick Industries, Inc.†	7.50%	10/15/2027		15,428	16,309,749
PGT Escrow Issuer, Inc.†	6.75%	8/1/2026		15,183	16,156,192
SRS Distribution, Inc.†	8.25%	7/1/2026		6,929	7,087,310
Summit Materials LLC/Summit Materials Finance Corp.†	5.125%	6/1/2025		16,203	16,614,799
Summit Materials LLC/Summit Materials Finance Corp.†	6.50%	3/15/2027		9,052	9,688,786
TopBuild Corp.†	5.625%	5/1/2026		12,767	13,345,951
Total					178,360,478

Cable & Satellite Television 6.02%
Altice France SA (France)†(c)	8.125%	2/1/2027		27,219	30,213,770
Altice Luxembourg SA (Luxembourg)†(c)	10.50%	5/15/2027		10,467	11,896,007
CCO Holdings LLC/ CCO Holdings Capital Corp.†	4.75%	3/1/2030		13,882	14,298,807
CCO Holdings LLC/CCO Holdings Capital Corp.†	5.00%	2/1/2028		7,000	7,385,175
CCO Holdings LLC/CCO Holdings Capital Corp.†	5.125%	5/1/2027		47,113	50,058,740
CCO Holdings LLC/CCO Holdings Capital Corp.†	5.75%	2/15/2026		32,863	34,786,554
CCO Holdings LLC/CCO Holdings Capital Corp.†	5.875%	5/1/2027		43,628	46,565,146
CSC Holdings LLC†	5.50%	4/15/2027		29,380	31,321,210
CSC Holdings LLC†	5.75%	1/15/2030		6,638	7,011,388
CSC Holdings LLC†	6.50%	2/1/2029		6,220	6,949,513
CSC Holdings LLC†	10.875%	10/15/2025		22,447	25,294,963
DISH DBS Corp.	7.75%	7/1/2026		83,565	86,749,871
LCPR Senior Secured Financing DAC (Ireland)†(c)	6.75%	10/15/2027		13,785	14,250,244
Radiate Holdco LLC/Radiate Finance, Inc.†	6.625%	2/15/2025		7,081	7,172,451
Virgin Media Secured Finance plc(b)	4.875%	1/15/2027	GBP	7,656	10,146,911
Virgin Media Secured Finance plc (United Kingdom)†(c)	5.50%	5/15/2029		$15,107	15,900,495
Ziggo BV (Netherlands)†(c)	5.50%	1/15/2027		23,355	24,782,516
Total					424,783,761

168	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2019

Investments	Interest Rate		Maturity Date		Principal Amount (000)	Fair Value
Chemicals 2.47%
Ashland LLC	6.875%		5/15/2043		$15,374	$17,579,170
Blue Cube Spinco LLC	10.00%		10/15/2025		8,884	9,927,781
CF Industries, Inc.	4.95%		6/1/2043		3,851	3,938,033
CF Industries, Inc.	5.15%		3/15/2034		24,328	26,574,022
GCP Applied Technologies, Inc.†	5.50%		4/15/2026		6,832	7,056,414
Ingevity Corp.†	4.50%		2/1/2026		18,205	18,393,376
Koppers, Inc.†	6.00%		2/15/2025		10,930	11,093,841
OCI NV (Netherlands)†(c)	6.625%		4/15/2023		8,463	8,852,298
SPCM SA (France)†(c)	4.875%		9/15/2025		9,381	9,709,241
Starfruit Finco BV/Starfruit US Holdco LLC (Netherlands)†(c)	8.00%		10/1/2026		13,633	14,212,743
Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc. (Luxembourg)†(c)	5.375%		9/1/2025		14,436	14,490,568
Tronox, Inc.†	6.50%		4/15/2026		7,125	7,196,428
Univar Solutions USA, Inc.†	5.125%		12/1/2027		7,024	7,201,005
Yingde Gases Investment Ltd. (Hong Kong)†(c)	6.25%		1/19/2023		17,469	18,028,226
Total						174,253,146

Consumer/Commercial/Lease Financing 2.55%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(c)	3.65%		7/21/2027		6,589	6,793,629
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(c)	4.45%		4/3/2026		6,201	6,672,884
Freedom Mortgage Corp.†	8.25%		4/15/2025		8,282	8,240,507
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.†	5.25%		10/1/2025		11,070	11,268,319
Navient Corp.	6.125%		3/25/2024		24,659	26,384,883
Navient Corp.	6.75%		6/25/2025		27,777	30,068,603
Navient Corp.	6.75%		6/15/2026		17,522	18,794,185
Provident Funding Associates LP/PFG Finance Corp.†	6.375%		6/15/2025		11,558	11,414,854
Quicken Loans, Inc.†	5.25%		1/15/2028		7,174	7,502,408
Springleaf Finance Corp.	5.375%		11/15/2029		10,458	10,797,885
Springleaf Finance Corp.	6.125%		3/15/2024		31,595	34,675,513
Springleaf Finance Corp.	7.125%		3/15/2026		6,089	7,028,989
Total						179,642,659

Diversified Capital Goods 2.09%
Amsted Industries, Inc.†	5.625%		7/1/2027		7,147	7,560,436
BCD Acquisition, Inc.†	9.625%		9/15/2023		9,034	9,161,922
General Electric Co.	5.00% (3 Mo. LIBOR + 3.33%	)#	–	(h)	45,184	44,268,120

See Notes to Financial Statements.	169

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2019

Investments	Interest Rate		Maturity Date		Principal Amount (000)	Fair Value
Diversified Capital Goods (continued)
Granite Holdings US Acquisition Co.†	11.00%		10/1/2027		$11,276	$10,518,788
Griffon Corp.	5.25%		3/1/2022		6,735	6,808,769
JB Poindexter & Co., Inc.†	7.125%		4/15/2026		9,888	10,341,340
MTS Systems Corp.†	5.75%		8/15/2027		6,818	7,127,179
Pentair Finance Sarl (Luxembourg)(c)	4.50%		7/1/2029		8,846	9,288,570
SPX FLOW, Inc.†	5.625%		8/15/2024		10,220	10,684,141
SPX FLOW, Inc.†	5.875%		8/15/2026		7,252	7,644,315
Stevens Holding Co., Inc.†	6.125%		10/1/2026		9,679	10,505,079
Westinghouse Air Brake Technologies Corp.	3.45%		11/15/2026		13,419	13,549,713
Total						147,458,372

Electric: Distribution/Transportation 0.21%
Cemig Geracao e Transmissao SA (Brazil)†(c)	9.25%		12/5/2024		12,618	14,626,344

Electric: Generation 2.12%
AES Gener SA (Chile)†(c)	6.35% (5 Yr Treasury Constant Maturity Rate + 4.92%	)#	10/7/2079		6,868	6,868,069
Azure Power Solar Energy Pvt Ltd. (Mauritius)†(c)	5.65%		12/24/2024		7,017	7,116,641
Calpine Corp.	5.75%		1/15/2025		36,607	37,247,622
Clearway Energy Operating LLC	5.00%		9/15/2026		6,200	6,434,655
Clearway Energy Operating LLC	5.75%		10/15/2025		4,490	4,725,680
Elwood Energy LLC	8.159%		7/5/2026		6,617	7,112,811
Greenko Solar Mauritius Ltd. (Mauritius)†(c)	5.95%		7/29/2026		10,342	10,450,960
NextEra Energy Operating Partners LP†	4.50%		9/15/2027		12,492	12,770,853
NRG Energy, Inc.	5.75%		1/15/2028		23,119	25,026,895
NSG Holdings LLC/NSG Holdings, Inc.†	7.75%		12/15/2025		7,497	8,156,503
Terraform Global Operating LLC†	6.125%		3/1/2026		6,836	7,128,906
TerraForm Power Operating LLC†	4.75%		1/15/2030		12,069	12,159,216
TerraForm Power Operating LLC†	5.00%		1/31/2028		4,179	4,353,275
Total						149,552,086

Electric: Integrated 1.44%
Aegea Finance Sarl (Brazil)†(c)	5.75%		10/10/2024		12,075	12,744,136
AES Corp. (The)	4.50%		3/15/2023		9,872	10,143,381
AES Corp. (The)	5.125%		9/1/2027		7,415	7,942,003
DPL, Inc.†	4.35%		4/15/2029		7,716	7,230,357
Electricite de France SA (France)†(c)	5.625% (10 Yr. Swap rate + 3.041%	)#	–	(h)	10,368	10,893,813
HAT Holdings I LLC/HAT Holdings II LLC†	5.25%		7/15/2024		11,605	12,286,678
Mong Duong Finance Holdings BV (Vietnam)†(c)	5.125%		5/7/2029		10,399	10,653,012

170	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2019

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Electric: Integrated (continued)
NRG Energy, Inc.†	5.25%	6/15/2029	$4,894	$5,256,756
Pacific Gas & Electric Co.(i)	6.05%	3/1/2034	16,909	17,881,690
YPF Energia Electrica SA (Argentina)†(c)	10.00%	7/25/2026	8,883	6,838,777
Total				101,870,603

Electronics 0.56%
Micron Technology, Inc.	5.327%	2/6/2029	13,302	14,909,433
Qorvo, Inc.†	4.375%	10/15/2029	9,396	9,566,303
Sensata Technologies BV†	5.625%	11/1/2024	13,449	14,833,104
Total				39,308,840

Energy: Exploration & Production 7.13%
Afren plc (United Kingdom)†(c)(i)	6.625%	12/9/2020	4,806	23,549
Afren plc (United Kingdom)†(c)(i)	10.25%	4/8/2019	3,367	28,347
Afren plc (United Kingdom)†(c)(i)	11.50%	2/1/2016	4,294	36,153
American Energy- Permian Basin LLC†	12.00%	10/1/2024	3,919	2,449,375
Berry Petroleum Co. LLC†	7.00%	2/15/2026	16,160	14,013,184
Callon Petroleum Co.	6.125%	10/1/2024	15,017	14,303,692
Callon Petroleum Co.	6.375%	7/1/2026	14,252	13,330,573
Carrizo Oil & Gas, Inc.	8.25%	7/15/2025	12,101	11,894,254
Centennial Resource Production LLC†	5.375%	1/15/2026	14,534	13,667,011
Centennial Resource Production LLC†	6.875%	4/1/2027	10,799	10,555,294
Chaparral Energy, Inc.†	8.75%	7/15/2023	17,156	6,918,157
Endeavor Energy Resources LP/EER Finance, Inc.†	5.50%	1/30/2026	6,790	6,958,545
Endeavor Energy Resources LP/EER Finance, Inc.†	5.75%	1/30/2028	7,757	8,136,957
Extraction Oil & Gas, Inc.†	7.375%	5/15/2024	4,207	1,915,931
Geopark Ltd. (Chile)†(c)	6.50%	9/21/2024	7,365	7,515,356
HighPoint Operating Corp.	7.00%	10/15/2022	7,112	6,509,699
Hilcorp Energy I LP/Hilcorp Finance Co.†	5.00%	12/1/2024	10,206	9,117,071
Hilcorp Energy I LP/Hilcorp Finance Co.†	5.75%	10/1/2025	9,092	7,924,451
Hilcorp Energy I LP/Hilcorp Finance Co.†	6.25%	11/1/2028	8,481	7,158,621
Indigo Natural Resources LLC†	6.875%	2/15/2026	11,489	10,455,277
Jagged Peak Energy LLC	5.875%	5/1/2026	21,396	21,666,178
Jonah Energy LLC/Jonah Energy Finance Corp.†	7.25%	10/15/2025	17,530	5,127,525
Laredo Petroleum, Inc.	5.625%	1/15/2022	11,465	10,586,987
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp.†	6.00%	8/1/2026	20,688	20,617,609
MEG Energy Corp. (Canada)†(c)	6.50%	1/15/2025	10,899	11,355,995
MEG Energy Corp. (Canada)†(c)	7.00%	3/31/2024	38,154	37,510,151
Murphy Oil Corp.	5.875%	12/1/2027	15,515	15,615,227

See Notes to Financial Statements.	171

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2019

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Energy: Exploration & Production (continued)
Murphy Oil Corp.	6.875%	8/15/2024	$6,769	$7,101,629
Oasis Petroleum, Inc.†	6.25%	5/1/2026	21,787	15,687,185
Oasis Petroleum, Inc.	6.875%	3/15/2022	7,593	7,113,692
Parsley Energy LLC/Parsley Finance Corp.†	5.625%	10/15/2027	14,115	14,627,022
PDC Energy, Inc.	6.125%	9/15/2024	9,402	9,382,397
PTTEP Treasury Center Co. Ltd. (Thailand)†(a)(c)	3.903%	12/6/2059	5,386	5,346,144
QEP Resources, Inc.	5.25%	5/1/2023	12,858	12,247,245
QEP Resources, Inc.	5.625%	3/1/2026	7,453	6,782,044
Range Resources Corp.	4.875%	5/15/2025	12,453	10,180,328
Range Resources Corp.	5.00%	8/15/2022	7,488	7,113,600
SM Energy Co.	6.625%	1/15/2027	20,528	18,728,156
SM Energy Co.	6.75%	9/15/2026	20,035	18,288,900
Southwestern Energy Co.	6.20%	1/23/2025	7,428	6,481,004
Southwestern Energy Co.	7.75%	10/1/2027	7,547	6,575,512
SRC Energy, Inc.	6.25%	12/1/2025	17,458	17,108,665
Tapstone Energy LLC/Tapstone Energy Finance Corp.†	9.75%	6/1/2022	17,808	4,630,080
Tullow Oil plc (United Kingdom)†(c)	7.00%	3/1/2025	14,527	14,417,902
Viper Energy Partners LP†	5.375%	11/1/2027	6,842	7,132,682
W&T Offshore, Inc.†	9.75%	11/1/2023	10,969	10,118,793
WPX Energy, Inc.	5.25%	9/15/2024	11,997	12,290,447
WPX Energy, Inc.	5.25%	10/15/2027	7,710	7,729,082
WPX Energy, Inc.	5.75%	6/1/2026	8,510	8,752,982
Total				503,226,660

Environmental 0.31%
Covanta Holding Corp.	6.00%	1/1/2027	7,393	7,765,219
Waste Pro USA, Inc.†	5.50%	2/15/2026	13,669	14,144,989
Total				21,910,208

Food & Drug Retailers 0.09%
Fresh Market, Inc. (The)†	9.75%	5/1/2023	11,579	6,600,030

Food: Wholesale 1.97%
Arcor SAIC (Argentina)†(c)	6.00%	7/6/2023	7,507	6,855,767
BRF SA (Brazil)†(c)	4.875%	1/24/2030	11,042	11,014,395
Chobani LLC/Chobani Finance Corp., Inc.†	7.50%	4/15/2025	17,678	16,793,923
FAGE International SA/FAGE USA Dairy Industry, Inc. (Luxembourg)†(c)	5.625%	8/15/2026	15,536	13,599,399
JBS USA LUX SA/JBS USA Finance, Inc.†	6.75%	2/15/2028	15,107	16,715,858
Kernel Holding SA (Ukraine)†(c)	8.75%	1/31/2022	7,296	7,737,466

172	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2019

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Food: Wholesale (continued)
Lamb Weston Holdings, Inc.†	4.625%	11/1/2024	$5,098	$5,397,457
Lamb Weston Holdings, Inc.†	4.875%	11/1/2026	12,043	12,763,442
MHP Lux SA (Luxembourg)†(c)	6.95%	4/3/2026	7,807	8,022,629
Minerva Luxembourg SA (Luxembourg)†(c)	5.875%	1/19/2028	13,746	13,974,149
Performance Food Group, Inc.†	5.50%	6/1/2024	6,640	6,825,356
Performance Food Group, Inc.†	5.50%	10/15/2027	5,071	5,400,742
Post Holdings, Inc.†	5.50%	3/1/2025	6,607	6,945,543
Simmons Foods, Inc.†	7.75%	1/15/2024	6,368	6,864,163
Tonon Luxembourg SA PIK 6.50% (Luxembourg)†(c)	6.50%	10/31/2024	1,574	125,884
Total				139,036,173

Forestry/Paper 0.37%
Enviva Partners LP/Enviva Partners Finance Corp.†(a)	6.50%	1/15/2026	10,582	11,023,269
Louisiana-Pacific Corp.	4.875%	9/15/2024	7,644	7,914,712
Norbord, Inc. (Canada)†(c)	6.25%	4/15/2023	6,409	6,852,279
Total				25,790,260

Gaming 3.00%
Boyd Gaming Corp.	6.00%	8/15/2026	10,259	10,955,047
Boyd Gaming Corp.†(a)	4.75%	12/1/2027	7,314	7,406,376
Buena Vista Gaming Authority†	13.00%	4/1/2023	12,631	12,983,594
Churchill Downs, Inc.†	4.75%	1/15/2028	13,218	13,711,329
Enterprise Development Authority (The)†	12.00%	7/15/2024	12,367	14,072,595
Everi Payments, Inc.†	7.50%	12/15/2025	13,209	13,973,999
Gateway Casinos & Entertainment Ltd. (Canada)†(c)	8.25%	3/1/2024	6,800	6,972,822
Jacobs Entertainment, Inc.†	7.875%	2/1/2024	5,705	6,063,930
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.	5.625%	5/1/2024	6,675	7,359,188
MGM Resorts International	4.625%	9/1/2026	22,007	23,208,747
Mohegan Gaming & Entertainment†	7.875%	10/15/2024	6,983	6,793,865
Penn National Gaming, Inc.†	5.625%	1/15/2027	13,855	14,414,015
Scientific Games International, Inc.†	7.00%	5/15/2028	10,290	10,753,050
Scientific Games International, Inc.†	7.25%	11/15/2029	6,873	7,199,468
Stars Group Holdings BV/Stars Group US Co-Borrower LLC (Netherlands)†(c)	7.00%	7/15/2026	6,677	7,226,667
Station Casinos LLC†	5.00%	10/1/2025	6,918	7,039,065
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp.†	5.875%	5/15/2025	6,952	6,920,125
Twin River Worldwide Holdings, Inc.†	6.75%	6/1/2027	13,055	13,483,824
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.†	5.50%	3/1/2025	9,791	10,464,033

See Notes to Financial Statements.	173

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Gaming (continued)
Wynn Macau Ltd. (Macau)†(c)	5.50%		10/1/2027	$10,297	$10,668,439
Total					211,670,178

Gas Distribution 2.32%
Buckeye Partners LP	3.95%		12/1/2026	10,675	9,904,576
Buckeye Partners LP	4.125%		12/1/2027	9,034	8,319,291
Buckeye Partners LP	6.375% (3 Mo. LIBOR + 4.02%	)#	1/22/2078	9,253	6,948,402
Cheniere Corpus Christi Holdings LLC	5.125%		6/30/2027	12,823	14,079,846
Cheniere Corpus Christi Holdings LLC	5.875%		3/31/2025	23,628	26,468,086
Cheniere Corpus Christi Holdings LLC	7.00%		6/30/2024	5,664	6,512,694
Cheniere Energy Partners LP†	4.50%		10/1/2029	17,930	18,070,302
Holly Energy Partners LP/Holly Energy Finance Corp.†	6.00%		8/1/2024	7,202	7,544,743
LBC Tank Terminals Holding Netherlands BV (Belgium)†(c)	6.875%		5/15/2023	7,105	7,181,983
NGPL PipeCo LLC†	4.875%		8/15/2027	13,014	13,813,031
Rockpoint Gas Storage Canada Ltd. (Canada)†(c)	7.00%		3/31/2023	10,081	10,122,987
Targa Resources Partners LP/Targa Resources Partners Finance Corp.	4.25%		11/15/2023	5,738	5,802,495
Targa Resources Partners LP/Targa Resources Partners Finance Corp.	5.375%		2/1/2027	9,221	9,403,783
Targa Resources Partners LP/Targa Resources Partners Finance Corp.	5.875%		4/15/2026	7,718	8,135,343
Targa Resources Partners LP/Targa Resources Partners Finance Corp.†	6.50%		7/15/2027	4,493	4,803,410
Transportadora de Gas del Sur SA (Argentina)†(c)	6.75%		5/2/2025	8,009	6,653,477
Total					163,764,449

Health Facilities 3.43%
Acadia Healthcare Co., Inc.	5.625%		2/15/2023	6,684	6,825,968
AHP Health Partners, Inc.†	9.75%		7/15/2026	12,077	13,017,164
Encompass Health Corp.	4.50%		2/1/2028	7,774	7,986,405
HCA, Inc.	5.50%		6/15/2047	32,035	37,100,515
HCA, Inc.	5.875%		2/15/2026	1,453	1,643,743
HCA, Inc.	7.50%		12/15/2023	10,647	12,124,271
HCA, Inc.	7.69%		6/15/2025	3,765	4,528,975
HCA, Inc.	8.36%		4/15/2024	12,701	15,415,839
MPT Operating Partnership LP/MPT Finance Corp.	5.00%		10/15/2027	9,013	9,486,408
Rede D’or Finance Sarl (Luxembourg)†(c)	4.95%		1/17/2028	13,826	14,072,760
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc.†	9.75%		12/1/2026	22,882	25,227,977
Surgery Center Holdings, Inc.†	6.75%		7/1/2025	11,018	10,636,942

174	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2019

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Health Facilities (continued)
Surgery Center Holdings, Inc.†	10.00%	4/15/2027	$13,728	$14,453,490
Tenet Healthcare Corp.	5.125%	5/1/2025	38,075	39,217,250
Tenet Healthcare Corp.†	4.875%	1/1/2026	10,029	10,430,160
Tenet Healthcare Corp.	6.75%	6/15/2023	18,399	19,916,918
Total				242,084,785

Health Services 2.21%
Air Medical Group Holdings, Inc.†	6.375%	5/15/2023	7,809	6,816,593
BCPE Cycle Merger Sub II, Inc.†	10.625%	7/15/2027	12,788	12,153,044
Catalent Pharma Solutions, Inc.†	5.00%	7/15/2027	9,891	10,284,884
DaVita, Inc.	5.00%	5/1/2025	13,651	14,117,591
DaVita, Inc.	5.125%	7/15/2024	10,705	11,012,662
Hadrian Merger Sub, Inc.†	8.50%	5/1/2026	12,404	12,399,690
HCA, Inc.	5.875%	2/1/2029	10,817	12,371,944
Jaguar Holding Co. II/Pharmaceutical Product Development LLC†	6.375%	8/1/2023	6,864	7,121,331
NVA Holdings, Inc.†	6.875%	4/1/2026	6,808	7,368,452
Service Corp. International	4.625%	12/15/2027	5,284	5,494,422
Service Corp. International	5.125%	6/1/2029	6,241	6,678,026
Tenet Healthcare Corp.†	6.25%	2/1/2027	17,889	19,163,591
Verscend Escrow Corp.†	9.75%	8/15/2026	21,745	23,430,781
West Street Merger Sub, Inc.†	6.375%	9/1/2025	8,034	7,652,305
Total				156,065,316

Hotels 0.86%
Hilton Domestic Operating Co., Inc.	4.875%	1/15/2030	6,527	6,950,096
Hilton Domestic Operating Co., Inc.	5.125%	5/1/2026	13,784	14,546,910
Marriott Ownership Resorts, Inc./ILG LLC	6.50%	9/15/2026	10,269	11,186,782
Wyndham Destinations, Inc.	5.75%	4/1/2027	12,689	13,771,974
Wyndham Destinations, Inc.	6.35%	10/1/2025	6,014	6,678,036
Wyndham Hotels & Resorts, Inc.†	5.375%	4/15/2026	7,267	7,683,563
Total				60,817,361

Insurance Brokerage 0.60%
Acrisure LLC/Acrisure Finance, Inc.†	7.00%	11/15/2025	7,728	6,949,095
Acrisure LLC/Acrisure Finance, Inc.†	8.125%	2/15/2024	8,669	9,227,067
Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer†	6.75%	10/15/2027	11,410	12,092,574
HUB International Ltd.†	7.00%	5/1/2026	13,577	13,950,707
Total				42,219,443

See Notes to Financial Statements.	175

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2019

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
Integrated Energy 0.74%
Cheniere Energy Partners LP	5.25%	10/1/2025		$10,042	$10,368,265
Cheniere Energy Partners LP	5.625%	10/1/2026		11,493	12,117,690
Hess Corp.	5.60%	2/15/2041		9,443	10,779,285
Rio Oil Finance Trust Series 2018-1 (Brazil)†(c)	8.20%	4/6/2028		16,289	18,758,372
Total					52,023,612

Investments & Miscellaneous Financial Services 1.03%
AG Merger Sub II, Inc.†	10.75%	8/1/2027		7,058	6,954,583
Fairstone Financial, Inc. (Canada)†(c)	7.875%	7/15/2024		13,285	14,353,313
Global Aircraft Leasing Co. Ltd. PIK 7.25%†	6.50%	9/15/2024		13,346	13,683,654
LHC3 plc PIK 4.88% (b)	4.125%	8/15/2024	EUR	7,059	8,071,051
Muthoot Finance Ltd. (India)†(c)	6.125%	10/31/2022		$11,586	11,953,855
Radian Group, Inc.	4.875%	3/15/2027		16,618	17,454,675
Total					72,471,131

Machinery 1.16%
Itron, Inc.†	5.00%	1/15/2026		13,383	13,880,212
Mueller Water Products, Inc.†	5.50%	6/15/2026		16,698	17,580,447
RBS Global, Inc./Rexnord LLC†	4.875%	12/15/2025		24,627	25,365,564
Titan Acquisition Ltd./Titan Co-Borrower LLC (Canada)†(c)	7.75%	4/15/2026		15,358	14,548,979
Vertiv Group Corp.†	9.25%	10/15/2024		10,745	10,583,825
Total					81,959,027

Managed Care 0.95%
Centene Corp.†(a)	4.25%	12/15/2027		10,334	10,656,937
Centene Corp.†(a)	4.625%	12/15/2029		9,226	9,698,833
Centene Corp.	4.75%	1/15/2025		18,825	19,603,790
Centene Corp.†	5.375%	6/1/2026		7,252	7,714,496
Molina Healthcare, Inc.†	4.875%	6/15/2025		18,755	19,184,771
Total					66,858,827

Media: Content 4.39%
AMC Networks, Inc.	4.75%	8/1/2025		25,580	25,452,100
AMC Networks, Inc.	5.00%	4/1/2024		11,871	11,945,194
Belo Corp.	7.25%	9/15/2027		11,082	12,554,216
Diamond Sports Group LLC/Diamond Sports Finance Co.†	5.375%	8/15/2026		13,684	13,914,904
Diamond Sports Group LLC/Diamond Sports Finance Co.†	6.625%	8/15/2027		23,234	22,705,078
EW Scripps Co. (The)†	5.125%	5/15/2025		13,494	13,718,878

176	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2019

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
Media: Content (continued)
Gray Television, Inc.†	5.125%	10/15/2024		$5,110	$5,314,349
Gray Television, Inc.†	5.875%	7/15/2026		11,267	11,973,187
Gray Television, Inc.†	7.00%	5/15/2027		11,511	12,775,167
Netflix, Inc.(b)	3.625%	5/15/2027	EUR	30,266	35,494,720
Netflix, Inc.†(b)	3.625%	6/15/2030	EUR	11,539	12,904,193
Netflix, Inc.†(b)	3.875%	11/15/2029	EUR	8,134	9,390,334
Netflix, Inc.(b)	4.625%	5/15/2029	EUR	12,367	15,123,013
Netflix, Inc.	4.875%	4/15/2028		$22,240	22,836,143
Netflix, Inc.	5.875%	11/15/2028		6,182	6,769,445
Sinclair Television Group, Inc.†	5.125%	2/15/2027		26,509	26,849,574
Sinclair Television Group, Inc.†	5.875%	3/15/2026		13,206	13,795,681
Sirius XM Radio, Inc.†	4.625%	7/15/2024		10,714	11,249,700
Sirius XM Radio, Inc.†	5.00%	8/1/2027		12,546	13,236,344
Sirius XM Radio, Inc.†	5.375%	7/15/2026		4,500	4,764,488
Univision Communications, Inc.†	5.125%	2/15/2025		7,135	6,894,194
Total					309,660,902

Media: Diversified 0.30%
Nexstar Escrow, Inc.†	5.625%	7/15/2027		20,114	21,234,400

Medical Products 0.25%
Hill-Rom Holdings, Inc.†	5.00%	2/15/2025		6,578	6,876,740
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA†	6.625%	5/15/2022		10,734	10,599,755
Total					17,476,495

Metals/Mining (Excluding Steel) 2.70%
Baffinland Iron Mines Corp./Baffinland Iron
Mines LP (Canada)†(c)	8.75%	7/15/2026		13,271	13,335,000
Barminco Finance Pty Ltd. (Australia)†(c)	6.625%	5/15/2022		9,650	9,974,240
Cleveland-Cliffs, Inc.	5.75%	3/1/2025		6,759	6,767,449
Cleveland-Cliffs, Inc.†	5.875%	6/1/2027		3,660	3,512,950
Coeur Mining, Inc.	5.875%	6/1/2024		13,935	13,905,946
Compass Minerals International, Inc.†	4.875%	7/15/2024		9,384	9,270,594
Compass Minerals International, Inc.†	6.75%	12/1/2027		10,332	10,719,450
CONSOL Energy, Inc.†	11.00%	11/15/2025		7,708	6,574,269
Freeport-McMoRan, Inc.	3.875%	3/15/2023		35,840	36,660,736
Freeport-McMoRan, Inc.	5.25%	9/1/2029		18,545	19,124,995
Hecla Mining Co.	6.875%	5/1/2021		9,217	9,145,568
Industrias Penoles SAB de CV (Mexico)†(c)	5.65%	9/12/2049		10,152	10,425,444

See Notes to Financial Statements.	177

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2019

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
Metals/Mining (Excluding Steel) (continued)
Mirabela Nickel Ltd. (Australia)(c)	1.00%	9/10/2044		$51	$5	(k)
New Gold, Inc. (Canada)†(c)	6.25%	11/15/2022		16,989	16,946,417
Novelis Corp.†	5.875%	9/30/2026		7,009	7,358,206
Rain CII Carbon LLC/CII Carbon Corp.†	7.25%	4/1/2025		7,095	6,882,079
Warrior Met Coal, Inc.†	8.00%	11/1/2024		9,760	9,875,802
Total					190,479,150

Monoline Insurance 0.10%
MGIC Investment Corp.	5.75%	8/15/2023		6,339	7,023,073

Multi-Line Insurance 0.15%
Genworth Holdings, Inc.	4.90%	8/15/2023		11,029	10,482,127

Oil Field Equipment & Services 1.58%
Apergy Corp.	6.375%	5/1/2026		16,019	15,904,424
Archrock Partners LP/Archrock Partners Finance Corp.†	6.875%	4/1/2027		8,835	9,117,079
CSI Compressco LP/CSI Compressco Finance, Inc.†	7.50%	4/1/2025		11,534	10,962,087
Exterran Energy Solutions LP/EES Finance Corp.	8.125%	5/1/2025		7,634	7,541,743
Nine Energy Service, Inc.†	8.75%	11/1/2023		10,217	7,670,413
Oceaneering International, Inc.	4.65%	11/15/2024		9,958	8,912,410
Oceaneering International, Inc.	6.00%	2/1/2028		14,357	12,942,154
Transocean Phoenix 2 Ltd.†	7.75%	10/15/2024		5,873	6,125,040
Transocean Pontus Ltd.†	6.125%	8/1/2025		7,264	7,365,878
Transocean Poseidon Ltd.†	6.875%	2/1/2027		17,845	18,243,345
Transocean Proteus Ltd.†	6.25%	12/1/2024		6,733	6,819,703
Total					111,604,276

Oil Refining & Marketing 0.20%
Citgo Holding, Inc.†	9.25%	8/1/2024		13,667	14,367,434

Packaging 1.39%
Ball Corp.	4.875%	3/15/2026		13,792	15,117,308
Berry Global, Inc.†	4.875%	7/15/2026		6,644	6,963,736
Flex Acquisition Co., Inc.†	7.875%	7/15/2026		7,634	7,308,200
Intertape Polymer Group, Inc. (Canada)†(c)	7.00%	10/15/2026		11,553	12,048,017
Mauser Packaging Solutions Holding Co.†	7.25%	4/15/2025		14,783	14,043,702
Pactiv LLC	7.95%	12/15/2025		9,754	10,770,025
Sealed Air Corp.†	6.875%	7/15/2033		8,808	10,308,421
TriMas Corp.†	4.875%	10/15/2025		7,379	7,558,863
Trivium Packaging Finance BV†(b)	3.75%	8/15/2026	EUR	3,596	4,187,494

178	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2019

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
Packaging (continued)
Trivium Packaging Finance BV (Netherlands)†(c)	5.50%	8/15/2026		$2,781	$2,925,303
Trivium Packaging Finance BV (Netherlands)†(c)	8.50%	8/15/2027		6,485	7,068,812
Total					98,299,881

Personal & Household Products 1.07%
Coty, Inc.†	6.50%	4/15/2026		14,324	14,825,698
Dometic Group AB(b)	3.00%	5/8/2026	EUR	6,010	6,848,613
Energizer Holdings, Inc.†	6.375%	7/15/2026		$9,670	10,345,184
Mattel, Inc.	5.45%	11/1/2041		8,742	7,067,339
Mattel, Inc.†	5.875%	12/15/2027		6,897	7,001,145
Mattel, Inc.†	6.75%	12/31/2025		15,025	15,776,250
Newell Brands, Inc.	5.375%	4/1/2036		13,132	13,712,267
Total					75,576,496

Pharmaceuticals 1.20%
Bausch Health Americas, Inc.†	8.50%	1/31/2027		33,852	38,422,866
Bausch Health Cos., Inc.†	5.50%	3/1/2023		4,085	4,127,545
Bausch Health Cos., Inc.†	5.875%	5/15/2023		14,187	14,399,663
Bausch Health Cos., Inc.†	6.125%	4/15/2025		7,219	7,525,591
Bausch Health Cos., Inc.†	7.00%	3/15/2024		6,590	6,911,197
Horizon Pharma USA, Inc.†	5.50%	8/1/2027		12,544	13,239,910
Total					84,626,772

Rail 0.17%
Rumo Luxembourg Sarl (Luxembourg)†(c)	5.875%	1/18/2025		11,299	12,038,124

Recreation & Travel 0.94%
Boyne USA, Inc.†	7.25%	5/1/2025		9,061	9,857,598
CPUK Finance Ltd.(b)	4.875%	2/28/2047	GBP	5,175	6,937,077
Inter Media & Communication SpA†(b)	4.875%	12/31/2022	EUR	7,674	8,709,591
Merlin Entertainments plc (United Kingdom)†(c)	5.75%	6/15/2026		$7,625	8,237,650
Motion Bondco DAC (Ireland)†(c)	6.625%	11/15/2027		6,711	6,937,496
Pinnacle Bidco plc(b)	6.375%	2/15/2025	GBP	5,266	7,250,155
VOC Escrow Ltd.†	5.00%	2/15/2028		$17,203	18,088,826
Total					66,018,393

Restaurants 0.95%
IRB Holding Corp.†	6.75%	2/15/2026		20,287	21,232,323
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC†	4.75%	6/1/2027		5,032	5,244,967
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC†	5.00%	6/1/2024		13,090	13,613,469

See Notes to Financial Statements.	179

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2019

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
Restaurants (continued)
Wendy’s International LLC	7.00%	12/15/2025		$10,154	$10,796,241
Yum! Brands, Inc.	5.35%	11/1/2043		16,487	16,255,110
Total					67,142,110

Software/Services 0.76%
Fair Isaac Corp.†	5.25%	5/15/2026		9,983	10,909,897
Go Daddy Operating Co. LLC/GD Finance Co., Inc.†	5.25%	12/1/2027		6,753	7,106,334
j2 Cloud Services LLC/j2 Global Co-Obligor, Inc.†	6.00%	7/15/2025		9,955	10,552,200
Match Group, Inc.†	5.00%	12/15/2027		13,650	14,030,118
VeriSign, Inc.	5.25%	4/1/2025		9,788	10,794,109
Total					53,392,658

Specialty Retail 1.79%
Asbury Automotive Group, Inc.	6.00%	12/15/2024		6,700	6,926,058
Carvana Co.†	8.875%	10/1/2023		7,259	7,540,214
Claire’s Stores, Inc.	14.00%	3/15/2039		1,745	2,617,500	(d)
Dutch Lion BV PIK 12.00%†(b)	11.25%	6/15/2020	EUR	8,635	8,526,753
eG Global Finance plc (United Kingdom)†(c)	8.50%	10/30/2025		$10,430	10,951,500
KGA Escrow LLC†	7.50%	8/15/2023		6,791	7,116,391
Murphy Oil USA, Inc.	4.75%	9/15/2029		13,674	14,470,134
Murphy Oil USA, Inc.	5.625%	5/1/2027		8,668	9,369,870
PetSmart, Inc.†	5.875%	6/1/2025		6,778	6,659,385
Sally Holdings LLC/Sally Capital, Inc.	5.625%	12/1/2025		13,862	14,399,152
Sonic Automotive, Inc.	6.125%	3/15/2027		7,325	7,666,327
Under Armour, Inc.	3.25%	6/15/2026		7,317	7,014,610
William Carter Co. (The)†	5.625%	3/15/2027		12,004	12,962,189
WW International, Inc.†	8.625%	12/1/2025		9,686	10,125,890
Total					126,345,973

Steel Producers/Products 0.27%
CSN Resources SA (Brazil)†(c)	7.625%	4/17/2026		13,693	14,060,965
Joseph T Ryerson & Son, Inc.†	11.00%	5/15/2022		4,912	5,204,230
Total					19,265,195

Support: Services 2.93%
Ahern Rentals, Inc.†	7.375%	5/15/2023		9,694	7,589,578
Algeco Global Finance plc (United Kingdom)†(c)	8.00%	2/15/2023		6,649	6,515,954
Ashtead Capital, Inc.†	5.25%	8/1/2026		4,462	4,778,657
Brand Industrial Services, Inc.†	8.50%	7/15/2025		15,804	15,448,252
Brink’s Co. (The)†	4.625%	10/15/2027		15,513	15,975,636

180	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2019

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Support: Services (continued)
Capitol Investment Merger Sub 2 LLC†	10.00%	8/1/2024	6,723	6,725,790
Cardtronics, Inc./Cardtronics USA, Inc.†	5.50%	5/1/2025	10,413	10,802,290
Cloud Crane LLC†	10.125%	8/1/2024	6,587	6,817,479
Diebold Nixdorf, Inc.	8.50%	4/15/2024	14,442	12,414,271
GEO Group, Inc. (The)	6.00%	4/15/2026	15,364	12,214,764
GW B-CR Security Corp. (Canada)†(c)	9.50%	11/1/2027	5,563	5,799,428
H&E Equipment Services, Inc.	5.625%	9/1/2025	10,554	11,125,657
Marble II Pte Ltd. (Singapore)†(c)	5.30%	6/20/2022	7,814	7,913,502
Ritchie Bros Auctioneers, Inc. (Canada)†(c)	5.375%	1/15/2025	7,406	7,729,272
Tempo Acquisition LLC/Tempo Acquisition Finance Corp.†	6.75%	6/1/2025	7,651	7,899,581
United Rentals North America, Inc.	4.625%	10/15/2025	6,810	7,014,232
United Rentals North America, Inc.	4.875%	1/15/2028	28,407	29,711,023
WeWork Cos., Inc.†	7.875%	5/1/2025	23,351	16,754,109
Williams Scotsman International, Inc.†	6.875%	8/15/2023	13,105	13,807,225
Total				207,036,700

Technology Hardware & Equipment 0.48%
CDW LLC/CDW Finance Corp.	5.50%	12/1/2024	8,825	9,755,243
Western Digital Corp.	4.75%	2/15/2026	23,503	24,252,158
Total				34,007,401

Telecommunications: Satellite 1.35%
Connect Finco SARL/Connect US Finco LLC (Luxembourg)†(c)	6.75%	10/1/2026	18,393	18,898,807
Hughes Satellite Systems Corp.	5.25%	8/1/2026	6,723	7,313,599
Inmarsat Finance plc (United Kingdom)†(c)	6.50%	10/1/2024	6,538	6,874,151
Intelsat Jackson Holdings SA (Luxembourg)(c)	5.50%	8/1/2023	40,583	32,352,768
Intelsat Jackson Holdings SA (Luxembourg)†(c)	8.50%	10/15/2024	10,410	8,588,250
ViaSat, Inc.†	5.625%	4/15/2027	19,897	21,215,176
Total				95,242,751

Telecommunications: Wireless 2.40%
Millicom International Cellular SA (Luxembourg)†(c)	6.625%	10/15/2026	8,786	9,590,776
Sprint Capital Corp.	6.875%	11/15/2028	124,514	133,079,941
Sprint Corp.	7.625%	3/1/2026	7,011	7,668,106
T-Mobile USA, Inc.	6.50%	1/15/2026	17,984	19,288,289
Total				169,627,112

See Notes to Financial Statements.	181

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
Telecommunications: Wireline Integrated & Services 1.84%
Altice Financing SA (Luxembourg)†(c)	7.50%		5/15/2026		$13,991	$14,917,554
Altice France SA†(b)	3.375%		1/15/2028	EUR	4,934	5,551,333
Altice France SA (France)†(c)	7.375%		5/1/2026		$43,403	46,442,295
Cogent Communications Group, Inc.†	5.375%		3/1/2022		8,907	9,310,594
DKT Finance ApS (Denmark)†(c)	9.375%		6/17/2023		21,942	23,357,259
Equinix, Inc.(b)	2.875%		2/1/2026	EUR	8,316	9,509,094
GCI LLC	6.875%		4/15/2025		$12,746	13,340,792
Telefonica Celular del Paraguay SA (Paraguay)†(c)	5.875%		4/15/2027		6,699	7,153,511
Total						129,582,432

Theaters & Entertainment 0.10%
Live Nation Entertainment, Inc.†	5.625%		3/15/2026		6,779	7,238,938

Transportation (Excluding Air/Rail) 0.19%
CMA CGM SA(b)	5.25%		1/15/2025	EUR	15,488	13,330,036

Transportation: Infrastructure/Services 0.98%
Autopistas del Sol SA (Costa Rica)†(c)	7.375%		12/30/2030		$7,405	7,435,071
Delhi International Airport Ltd. (India)†(c)	6.45%		6/4/2029		6,848	7,370,434
Golar LNG Partners LP (United Kingdom)†(c)	8.16% (3 Mo. LIBOR + 6.25%	)#	5/18/2021		7,000	6,930,114
Great Lakes Dredge & Dock Corp.	8.00%		5/15/2022		6,767	7,201,022
Promontoria Holding 264 BV†(b)	6.75%		8/15/2023	EUR	7,107	7,067,018
Stena AB (Sweden)†(c)	7.00%		2/1/2024		$14,221	14,582,427
Teekay Corp.†	9.25%		11/15/2022		7,472	7,829,251
XPO CNW, Inc.	6.70%		5/1/2034		10,312	10,486,391
Total						68,901,728
Total High Yield Corporate Bonds (cost $6,024,108,572)						6,186,133,053

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 0.31%
Caesars Palace Las Vegas Trust 2017-VICI E†	4.499%	#(j)	10/15/2034		7,954	8,246,002
Caesars Palace Las Vegas Trust 2017-VICI F†	4.499%	#(j)	10/15/2034		13,397	13,705,446
Morgan Stanley Capital I Trust 2005-IQ9 G†	5.51%	#(j)	7/15/2056		2,000	102,627
Total Non-Agency Commercial Mortgage-Backed Securities (cost $21,819,193)						22,054,075

	Dividend Rate			Shares (000)
PREFERRED STOCK 0.00%

Energy: Exploration & Production
Templar Energy LLC (cost $1,913,468)	Zero Coupon				203	–	(d)

182	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2019

Investments	Exercise Price	Expiration Date	Shares (000)	Fair Value
WARRANT 0.00%

Personal & Household Products
Remington Outdoor Co., Inc.* (cost $754,851)	$35.05	5/15/2022	129	$1,294 (k)
Total Long-Term Investments (cost $6,909,886,564)				7,023,405,655

			Principal Amount (000)
SHORT-TERM INVESTMENT 1.45%

REPURCHASE AGREEMENT
Repurchase Agreement dated 11/29/2019, 0.85% due 12/2/2019 with Fixed Income Clearing Corp. collateralized by $41,540,000 of U.S. Treasury Note at 2.125% due 9/30/2021; $63,080,000 of U.S. Treasury Note at 1.125% due 9/30/2021; value: $104,584,087; proceeds: $102,540,485 (cost $102,533,222)			$102,533	102,533,222
Total Investments in Securities 101.00% (cost $7,012,419,786)				7,125,938,877
Less Unfunded Loan Commitments (0.07%) (cost $(4,808,938)				(4,777,842)
Net Investments 100.93% (cost $7,007,610,848)				7,121,161,035
Liabilities in Excess of Cash, Foreign Cash and Other Assets(l) (0.93%)				(65,958,436)
Net Assets 100.00%				$7,055,202,599

DKK	Danish Krone.
EUR	euro.
GBP	British pound.
LIBOR	London Interbank Offered Rate.
PIK	Payment-in-kind.
Units	More than one class of securities traded together.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At November 30, 2019, the total value of Rule 144A securities was $3,757,706,186, which represents 53.26% of net assets.
#	Variable rate security. The interest rate represents the rate in effect at November 30, 2019.
*	Non-income producing security.
(a)	Securities purchased on a when-issued basis. (See Note 2(i))
(b)	Investment in non-U.S. dollar denominated securities.
(c)	Foreign security traded in U.S. dollars.
(d)	Level 3 Investment as described in Note 2(t) in the Notes to Financials. Security valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.
(e)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at November 30, 2019.
(f)	Interest rate to be determined.

See Notes to Financial Statements.	183

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2019

(g)	Level 3 Investment as described in Note 2(t) in the Notes to Financials. Floating Rate Loans categorized as Level 3 are valued based on a single quotation obtained from a dealer. Accounting principles generally accepted in the United States of America do not require the Fund to create quantitative unobservable inputs that were not developed by the Fund. Therefore, the Fund does not have access to unobservable inputs and cannot disclose such inputs in the valuation.
(h)	Security is perpetual in nature and has no stated maturity.
(i)	Defaulted (non-income producing security).
(j)	Interest rate is based on the weighted average interest rates of the underlying mortgages within the mortgage pool.
(k)	Level 3 Investment as described in Note 2(s) in the Notes to Financials. Security fair valued by the Pricing Committee.
(l)	Liabilities in Excess of Cash, Foreign Cash and Other Assets include net unrealized appreciation/depreciation on forward foreign currency exchange contracts, futures contracts and swaps as follows:

Centrally Cleared Credit Default Swaps on Indexes - Sell Protection at November 30, 2019(1):

Referenced Index	Central Clearing party	Fund Pays (Quarterly)	Termination Date	Notional Amount	Notional Value	Payments Upfront(2)	Unrealized Appreciation(3)
Markit CDX.
NA.HY.33(4)(5)	Credit Suisse	5.00%	12/20/2024	$27,000,000	$29,069,004	$2,017,928	$51,076

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities.
(2)	Upfront payments received by Central Clearing Party are presented net of amortization.
(3)	Total unrealized appreciation on Credit Default Swaps on Indexes amounted to $51,076. Total unrealized depreciation on Credit Default Swaps on Indexes amounted to $0.
(4)	Central Clearinghouse: Intercontinental Exchange (ICE).
(5)	The Referenced Index is for the Centrally Cleared Credit Default Swaps on Indexes, which is comprised of a basket of high yield securities.

Credit Default Swaps on Indexes - Sell Protection at November 30, 2019(1):

Referenced Issuer	Swap Counterparty	Fund Receives (Quarterly)	Termination Date	Notional Amount	Notional Value	Payments Upfront(2)	Unrealized Appreciation(3)	Credit Default Swap Agreements Payable at Fair Value(4)
Tesla	J.P. Morgan	1.00%	6/20/2020	$7,938,000	$7,929,416	$(186,319)	$177,735	$(8,584)

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities.
(2)	Upfront payments received are presented net of amortization.
(3)	Total unrealized appreciation on Credit Default Swaps on Indexes amounted to $177,735. Total unrealized depreciation on Credit Default Swaps on Indexes amounted to $0.
(4)	Includes upfront payments received.

184	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2019

Open Forward Foreign Currency Exchange Contracts at November 30, 2019:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation
euro	Buy	Barclays Bank plc	12/9/2019	924,000	$1,018,064	$1,018,427	$363
euro	Buy	State Street Bank and Trust	12/9/2019	4,026,000	4,436,505	4,437,433	928
Danish krone	Sell	Barclays Bank plc	12/13/2019	48,771,000	7,200,457	7,197,321	3,136
euro	Sell	Morgan Stanley	12/9/2019	10,900,000	12,169,227	12,013,914	155,313
euro	Sell	State Street Bank and Trust	12/9/2019	76,387,000	84,860,809	84,193,289	667,520
euro	Sell	State Street Bank and Trust	12/9/2019	630,000	701,402	694,382	7,020
euro	Sell	State Street Bank and Trust	12/9/2019	7,000,000	7,752,295	7,715,358	36,937
euro	Sell	Toronto Dominion Bank	12/9/2019	2,460,000	2,739,003	2,711,397	27,606
euro	Sell	Toronto Dominion Bank	12/9/2019	1,425,000	1,577,431	1,570,626	6,805
euro	Sell	State Street Bank and Trust	2/14/2020	53,866,000	59,672,302	59,655,380	16,922
euro	Sell	Toronto Dominion Bank	2/14/2020	7,757,000	8,595,547	8,590,703	4,844
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$927,394

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
euro	Buy	Toronto Dominion Bank	12/2/2019	7,757,098	$8,551,789	$8,546,768	$(5,021)
euro	Buy	UBS AG	12/9/2019	7,100,000	7,872,523	7,825,577	(46,946)
British pound	Sell	J.P. Morgan	12/5/2019	1,082,000	1,395,029	1,399,424	(4,395)
British pound	Sell	Morgan Stanley	12/5/2019	3,000,000	3,864,134	3,880,105	(15,971)
British pound	Sell	State Street Bank and Trust	12/5/2019	36,720,409	44,489,082	47,493,011	(3,003,929)
British pound	Sell	State Street Bank and Trust	12/5/2019	1,310,000	1,632,645	1,694,312	(61,667)
British pound	Sell	State Street Bank and Trust	12/5/2019	265,000	340,236	342,743	(2,507)
euro	Sell	J.P. Morgan	12/9/2019	5,750,000	6,318,815	6,337,615	(18,800)
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(3,159,236)

See Notes to Financial Statements.	185

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2019

Open Futures Contracts at November 30, 2019:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation
Euro- Bobl	December 2019	30	Short	EUR (4,096,147)	EUR (4,029,600)	$73,321
Euro-Bund	December 2019	313	Short	(55,040,496)	(53,544,910)	1,647,836
U.S. 10-Year Ultra Treasury Note	March 2020	1,600	Short	$(227,788,048)	$(227,550,000)	238,048
U.S. 5-Year Treasury Note	March 2020	1,350	Short	(160,847,951)	(160,607,813)	240,138
U.S. Long Bond	March 2020	708	Short	(113,167,095)	(112,549,875)	617,220
U.S. Ultra Treasury Bond	March 2020	511	Short	(96,168,887)	(95,924,282)	244,605
Total Unrealized Appreciation on Open Futures Contracts						$3,061,168

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Depreciation
U.S. 10-Year Treasury Note	March 2020	2,479	Long	$321,690,335	$320,681,891	$(1,008,444)
U.S. 2-Year Treasury Note	March 2020	9,038	Long	1,948,552,762	1,948,465,708	(87,054)
Total Unrealized Depreciation on Open Futures Contracts						$(1,095,498)

186	See Notes to Financial Statements.

Schedule of Investments (continued)

HIGH YIELD FUND November 30, 2019

The following is a summary of the inputs used as of November 30, 2019 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Asset-Backed Securities	$–	$13,097,032	$–	$13,097,032
Common Stocks
Energy: Exploration & Production	306,919	23,822	–	330,741
Food & Drug Retailers	–	–	197	197
Investments & Miscellaneous Financial Services	–	–	48,812	48,812
Personal & Household Products	–	6,556,016	–	6,556,016
Specialty Retail	14,450,421	4,863,046	–	19,313,467
Transportation: Infrastructure/Services	–	1,941,725	–	1,941,725
Remaining Industries	137,644,433	–	–	137,644,433
Convertible Bonds	–	93,951,317	–	93,951,317
Floating Rate Loans
Aerospace/Defense	–	17,687,343	9,586,370	27,273,713
Diversified Capital Goods	–	–	6,920,366	6,920,366
Electric: Integrated	–	–	8,645,010	8,645,010
Food & Drug Retailers	–	–	287	287
Gaming	–	28,961,163	10,365,073	39,326,236
Oil Field Equipment & Services	–	–	12,948,712	12,948,712
Personal & Household Products	–	13,150,869	7,365,660	20,516,529
Restaurants	–	6,572,394	6,207,240	12,779,634
Specialty Retail	–	24,494,672	1,628,244	26,122,916
Support: Services	–	38,894,549	15,564,640	54,459,189
Remaining Industries	–	291,485,170	–	291,485,170
Less Unfunded Commitments	–	(2,616,087)	(2,161,755)	(4,777,842)
Foreign Government Obligations	–	41,855,731	–	41,855,731
High Yield Corporate Bonds
Automakers	–	70,319,122	850	70,319,972
Banking	–	231,665,066	1,000	231,666,066
Metals/Mining (Excluding Steel)	–	190,479,145	5	190,479,150
Specialty Retail	–	123,728,473	2,617,500	126,345,973
Remaining Industries	–	5,567,321,892	–	5,567,321,892
Non-Agency Commercial Mortgage-Backed Securities	–	22,054,075	–	22,054,075
Preferred Stock	–	–	–	–
Warrant	–	–	1,294	1,294
Short-Term Investment
Repurchase Agreement	–	102,533,222	–	102,533,222
Total	$152,401,773	$6,889,019,757	$79,739,505	$7,121,161,035

See Notes to Financial Statements.	187

Schedule of Investments (concluded)

HIGH YIELD FUND November 30, 2019

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Credit Default Swap Contracts
Assets	$–	$51,076	$–	$51,076
Liabilities	–	(8,584)	–	(8,584)
Forward Foreign Currency Exchange Contracts
Assets	–	927,394	–	927,394
Liabilities	–	(3,159,236)	–	(3,159,236)
Futures Contracts
Assets	3,061,168	–	–	3,061,168
Liabilities	(1,095,498)	–	–	(1,095,498)
Total	$1,965,670	$(2,189,350)	$–	$(223,680)

(1)	Refer to Note 2(t) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. Each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

Investment Type	Common Stocks	Floating Rate Loans	High Yield Corporate Bonds	Preferred Stock	Warrants
Balance as of December 1, 2018	$11,723,618	$87,182,158	$1,557,290	$–	$1,294
Accrued Discounts (Premiums)	–	323,584	1,892	–	–
Realized Gain (Loss)	–	331,403	23,287	–	–
Change in Unrealized Appreciation (Depreciation)	2,606,952	(2,817,228)	893,097	(608,971)	–
Purchases	–	56,813,194	237,054	46,815	–
Sales	(13,030,392)	(70,497,150)	(93,265)	–	–
Transfers into Level 3	–	24,671,535	–	562,156	–
Transfers out of Level 3	(1,251,169)	(18,937,649)	–	–	–
Balance as of November 30, 2019	$49,009	$77,069,847	$2,619,355	$–	$1,294
Change in unrealized appreciation/depreciation for the year ended November 30, 2019, related to Level 3 investments held at November 30, 2019	$85,908	$(1,625,165)	$823,429	$(608,971)	$–

188	See Notes to Financial Statements.

Schedule of Investments

INCOME FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
LONG-TERM INVESTMENTS 93.43%

ASSET-BACKED SECURITIES 6.17%

Automobiles 1.17%
ACC Trust 2018-1 B†	4.82%		5/20/2021	$1,124	$1,130,957
ACC Trust 2018-1 C†	6.81%		2/21/2023	870	892,203
Avis Budget Rental Car Funding AESOP LLC 2015-2A†	2.63%		12/20/2021	710	712,909
BMW Vehicle Lease Trust 2019-1 A2	2.79%		3/22/2021	3,585	3,596,359
California Republic Auto Receivables Trust 2015-4 B†	3.73%		11/15/2021	1,131	1,135,985
Capital Auto Receivables Asset Trust 2015-3 D	3.34%		3/22/2021	1,859	1,859,835
Capital Auto Receivables Asset Trust 2018-1 A3†	2.79%		1/20/2022	5,337	5,351,418
CPS Auto Trust 2017-A D†	4.61%		12/15/2022	2,500	2,559,087
Drive Auto Receivables Trust 2015-DA D†	4.59%		1/17/2023	512	513,171
Drive Auto Receivables Trust 2016-CA D†	4.18%		3/15/2024	706	715,781
Drive Auto Receivables Trust 2017-1 C	2.84%		4/15/2022	687	686,754
Drive Auto Receivables Trust 2019-2 A2A	2.93%		3/15/2022	2,270	2,273,284
Enterprise Fleet Financing LLC 2018-1 A2†	2.87%		10/20/2023	1,120	1,125,440
Flagship Credit Auto Trust 2019-1 D†	4.08%		2/18/2025	4,000	4,152,168
Foursight Capital Automobile Receivables Trust 2018-1 D†	4.19%		11/15/2023	3,500	3,589,797
GM Financial Automobile Leasing Trust 2017-3 A3	2.01%		11/20/2020	410	410,363
Santander Drive Auto Receivables Trust 2016-1 D	4.02%		4/15/2022	887	894,199
Total					31,599,710

Credit Cards 0.47%
Perimeter Master Note Business Trust 2019-2A A†	4.23%		5/15/2024	2,831	2,837,738
Synchrony Credit Card Master Note Trust 2017-2 B	2.82%		10/15/2025	1,844	1,871,115
World Financial Network Credit Card Master Trust 2016-A	2.03%		4/15/2025	4,424	4,424,265
World Financial Network Credit Card Master Trust 2017-C M	2.66%		8/15/2024	3,684	3,691,858
Total					12,824,976

Other 4.53%
Access Point Funding I LLC 2017-A†	3.06%		4/15/2029	110	109,593
ALM VII Ltd. 2012-7A A2R2†	3.851% (3 Mo. LIBOR +1.85%	)#	7/15/2029	5,883	5,882,496
AMMC CLO XIV Ltd. 2014-14A A2LR†	3.64% (3 Mo. LIBOR +1.70%	)#	7/25/2029	2,350	2,335,682

See Notes to Financial Statements.	189

Schedule of Investments (continued)

INCOME FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Other (continued)
Apex Credit CLO Ltd. 2016-1A B1R†	3.786% (3 Mo. LIBOR + 1.85%	)#	10/27/2028	$796	$796,978
Apex Credit CLO Ltd. 2017-1A B†	3.886% (3 Mo. LIBOR + 1.95%	)#	4/24/2029	876	876,407
Apidos CLO XVI 2013-16A CR†	4.966% (3 Mo. LIBOR + 3.00%	)#	1/19/2025	750	752,450
Avery Point IV CLO Ltd. 2014-1A BR†	3.54% (3 Mo. LIBOR + 1.60%	)#	4/25/2026	1,294	1,295,534
Avery Point V CLO Ltd. 2014-5A AR†	2.982% (3 Mo. LIBOR + .98%	)#	7/17/2026	550	550,232
BlueMountain CLO Ltd. 2013-1A A2R2†	3.716% (3 Mo. LIBOR + 1.75%	)#	1/20/2029	1,308	1,303,277
BlueMountain CLO Ltd. 2016-1A BR†	3.316% (3 Mo. LIBOR + 1.35%	)#	4/20/2027	4,939	4,864,532
Bowman Park CLO Ltd. 2014-1A AR†	3.09% (3 Mo. LIBOR + 1.18%	)#	11/23/2025	1,671	1,672,137
BSPRT Issuer Ltd. 2018-FL4 A†	2.815% (1 Mo. LIBOR + 1.05%	)#	9/15/2035	3,888	3,884,794
Cedar Funding VI CLO Ltd. 2016-6A BR†	3.566% (3 Mo. LIBOR + 1.60%	)#	10/20/2028	2,500	2,476,563
Cent CLO Ltd. 2013-19A A1A†	3.258% (3 Mo. LIBOR + 1.33%	)#	10/29/2025	1,273	1,275,258
Conn’s Receivables Funding LLC 2017-B C†	5.95%		11/15/2022	3,959	3,989,060
Diamond Resorts Owner Trust 2016-1 A†	3.08%		11/20/2028	164	164,822
DRB Prime Student Loan Trust 2015-D A2	3.20%		1/25/2040	1,105	1,118,080
Galaxy XXI CLO Ltd. 2015-21A AR†	2.986% (3 Mo. LIBOR + 1.02%	)#	4/20/2031	1,012	1,000,868
Halcyon Loan Advisors Funding Ltd. 2015-2A CR†	4.09% (3 Mo. LIBOR + 2.15%	)#	7/25/2027	895	892,003
Hardee’s Funding LLC 2018-1A A23†	5.71%		6/20/2048	3,106	3,345,931
Hardee’s Funding LLC 2018-1A A2II†	4.959%		6/20/2048	4,537	4,591,525
HPS Loan Management 10-2016 Ltd. A2R†	3.716% (3 Mo. LIBOR +1.75%	)#	1/20/2028	1,979	1,970,093
ICG US CLO Ltd. 2015-2A AR†	2.851% (3 Mo. LIBOR + .85%	)#	1/16/2028	4,946	4,928,572
Jamestown CLO IX Ltd. 2016-9A BR†	4.616% (3 Mo. LIBOR + 2.65%	)#	10/20/2028	3,600	3,593,450
Jamestown CLO VII Ltd. 2015-7A A2R†	3.24% (3 Mo. LIBOR + 1.30%	)#	7/25/2027	2,039	2,011,963
KKR CLO Ltd.18 B†	3.703% (3 Mo. LIBOR + 1.70%	)#	7/18/2030	3,722	3,657,171

190	See Notes to Financial Statements.

Schedule of Investments (continued)

INCOME FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Other (continued)
MidOcean Credit CLO VI 2016-6A BR†	3.866% (3 Mo. LIBOR + 1.90%	)#	1/20/2029	$1,493	$1,492,852
Mountain Hawk III CLO Ltd. 2014-3A AR†	3.203% (3 Mo. LIBOR + 1.20%	)#	4/18/2025	1,451	1,451,790
Mountain View CLO X Ltd. 2015-10A BR†	3.351% (3 Mo. LIBOR + 1.35%	)#	10/13/2027	2,400	2,379,492
Northwoods Capital Corp./Northwoods Capital Ltd. 2019-20A C†(a)	Zero Coupon	#(b)	1/25/2030	2,539	2,538,528
Northwoods Capital Corp./Northwoods Capital Ltd. 2019-20A D†(a)	Zero Coupon	#(b)	1/25/2030	2,939	2,938,936
Octagon Investment Partners 30 Ltd. 2017-1A A2†	3.666% (3 Mo. LIBOR + 1.70%	)#	3/17/2030	4,300	4,267,870
OHA Loan Funding Ltd. 2015-1A CR2†(a)	4.50%	#(b)	11/15/2032	1,396	1,396,000
OHA Loan Funding Ltd. 2016-1A B1†	3.766% (3 Mo. LIBOR + 1.80%	)#	1/20/2028	4,500	4,484,425
OneMain Financial Issuance Trust 2016-1A A†	3.66%		2/20/2029	189	189,990
Palmer Square Loan Funding Ltd. 2017-1A B†	3.701% (3 Mo. LIBOR + 1.70%	)#	10/15/2025	2,079	2,063,829
Palmer Square Loan Funding Ltd. 2018-1A A1†	2.601% (3 Mo. LIBOR + .60%	)#	4/15/2026	3,299	3,286,204
Palmer Square Loan Funding Ltd. 2018-1A A2†	3.051% (3 Mo. LIBOR + 1.05%	)#	4/15/2026	1,633	1,610,698
Palmer Square Loan Funding Ltd. 2018-1A B†	3.401% (3 Mo. LIBOR + 1.40%	)#	4/15/2026	1,237	1,199,795
Palmer Square Loan Funding Ltd. 2018-5A A2†	3.366% (3 Mo. LIBOR + 1.40%	)#	1/20/2027	957	941,085
Planet Fitness Master Issuer LLC 2019-1A A2†(a)	3.858%		12/5/2049	2,578	2,591,039
Regatta VI Funding Ltd. 2016-1A CR†	4.016% (3 Mo. LIBOR + 2.05%	)#	7/20/2028	1,857	1,817,449
Regatta XVI Funding Ltd. 2019-2A C†(a)	Zero Coupon	#(b)	1/15/2033	1,214	1,214,000
Regatta XVI Funding Ltd. 2019-2A D†(a)	Zero Coupon	#(b)	1/15/2033	1,325	1,325,000
Salem Fields CLO Ltd. 2016-2A A2R†	3.64% (3 Mo. LIBOR + 1.70%	)#	10/25/2028	2,008	2,009,695
SCF Equipment Leasing LLC 2017-2A A†	3.41%		12/20/2023	840	849,708
Seneca Park CLO Ltd. 2014-1A AR†	3.122% (3 Mo. LIBOR + 1.12%	)#	7/17/2026	491	491,444
Shackleton CLO Ltd. 2019-14A A2†	4.178% (3 Mo. LIBOR + 1.90%	)#	7/20/2030	6,782	6,718,381
Sound Point CLO XV Ltd. 2017-1A C†	4.434% (3 Mo. LIBOR + 2.50%	)#	1/23/2029	2,180	2,181,637

See Notes to Financial Statements.	191

Schedule of Investments (continued)

INCOME FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
Other (continued)
Sound Point CLO XVII 2017-3A A2†	3.566% (3 Mo. LIBOR + 1.60%	)#	10/20/2030		$7,273	$7,092,320
Thacher Park CLO Ltd. 2014-1A AR†	3.126% (3 Mo. LIBOR + 1.16%	)#	10/20/2026		1,612	1,613,683
Venture XXIV CLO Ltd. 2016-24A B†	4.016% (3 Mo. LIBOR + 2.05%	)#	10/20/2028		5,000	5,005,719
Total						122,491,040
Total Asset-Backed Securities (cost $166,726,667)						166,915,726

				Shares (000)
COMMON STOCKS 0.01%

Electric: Power 0.00%
Eneva SA*(c)				BRL	3	26,760

Oil 0.01%
Chaparral Energy, Inc. Class A*					77	83,112
Dommo Energia SA*(c)				BRL	32	76,616
Templar Energy LLC Class A Units					97	12,131
Total						171,859
Total Common Stocks (cost $3,332,109)						198,619

				Principal Amount (000)
CORPORATE BONDS 76.23%

Aerospace/Defense 1.38%
BAE Systems Finance, Inc.†	7.50%		7/1/2027		$930	$1,202,365
BBA US Holdings, Inc.†	4.00%		3/1/2028		3,333	3,363,164
Bombardier, Inc. (Canada)†(d)	6.125%		1/15/2023		5,398	5,486,527
Bombardier, Inc. (Canada)†(d)	7.50%		3/15/2025		2,432	2,468,480
Bombardier, Inc. (Canada)†(d)	8.75%		12/1/2021		1,000	1,084,750
Embraer Netherlands Finance BV (Netherlands)(d)	5.05%		6/15/2025		1,628	1,784,231
Embraer Overseas Ltd.†	5.696%		9/16/2023		2,375	2,610,517
L3Harris Technologies, Inc.†	4.40%		6/15/2028		8,841	9,886,072
Litton Industries, Inc.	7.75%		3/15/2026		3,130	3,978,920
Lockheed Martin Corp.	7.75%		5/1/2026		900	1,157,665
Lockheed Martin Tactical Systems, Inc.	7.625%		6/15/2025		590	731,731
Northrop Grumman Systems Corp.	7.75%		2/15/2031		1,512	2,193,044
Northrop Grumman Systems Corp.	7.875%		3/1/2026		1,127	1,450,013
Total						37,397,479

192	See Notes to Financial Statements.

Schedule of Investments (continued)

INCOME FUND November 30, 2019

Investments	Interest Rate		Maturity Date		Principal Amount (000)	Fair Value
Air Transportation 0.70%
Air Canada 2015-2 Class B
Pass-Through Trust (Canada)†(d)	5.00%		6/15/2025		$2,097	$2,186,013
American Airlines 2013-1 Class B
Pass-Through Trust†	5.625%		7/15/2022		4,870	4,974,973
American Airlines 2013-2 Class B
Pass-Through Trust†	5.60%		1/15/2022		4,838	4,918,445
American Airlines 2014-1 Class B
Pass-Through Trust	4.375%		4/1/2024		6,500	6,724,957
Total						18,804,388

Apparel 0.26%
PVH Corp.	7.75%		11/15/2023		5,967	6,925,986

Auto Parts: Original Equipment 0.82%
American Axle & Manufacturing, Inc.	6.50%		4/1/2027		3,875	3,904,159
IHO Verwaltungs GmbH PIK 5.50% (Germany)†(d)	4.75%		9/15/2026		3,000	3,052,883
Tenneco, Inc.	5.00%		7/15/2026		4,000	3,441,100
Titan International, Inc.	6.50%		11/30/2023		2,919	2,423,982
ZF North America Capital, Inc.†	4.00%		4/29/2020		2,000	2,009,327
ZF North America Capital, Inc.†	4.50%		4/29/2022		1,000	1,032,295
ZF North America Capital, Inc.†	4.75%		4/29/2025		5,917	6,189,037
Total						22,052,783

Automotive 1.73%
Ford Motor Co.	7.45%		7/16/2031		14,088	16,371,077
Ford Motor Credit Co. LLC	5.113%		5/3/2029		2,000	2,025,908
General Motors Co.	6.75%		4/1/2046		17,530	20,416,778
General Motors Financial Co., Inc.	4.25%		5/15/2023		636	667,100
Nissan Motor Acceptance Corp.†	2.639% (3 Mo. LIBOR + .52%	)#	3/15/2021		1,750	1,751,028
Nissan Motor Acceptance Corp.†	2.794% (3 Mo. LIBOR + .69%	)#	9/28/2022		3,000	2,994,856
Wabash National Corp.†	5.50%		10/1/2025		2,500	2,482,288
Total						46,709,035

Banks: Regional 8.31%
Banco Mercantil del Norte SA†	7.625% (10 Yr Treasury Constant Maturity Rate + 5.35%	)#	–	(e)	2,000	2,110,200
Bank of America Corp.	2.749% (3 Mo. LIBOR + .65%	)#	10/1/2021		5,000	5,018,967
Bank of America Corp.	3.824% (3 Mo. LIBOR + 1.58%	)#	1/20/2028		8,949	9,648,417

See Notes to Financial Statements.	193

Schedule of Investments (continued)

INCOME FUND November 30, 2019

Investments	Interest Rate		Maturity Date		Principal Amount (000)	Fair Value
Banks: Regional (continued)
Bank of America Corp.	4.45%		3/3/2026		$9,494	$10,429,932
Bank of Ireland Group plc (Ireland)(d)	4.125% (5 Yr Treasury Constant Maturity Rate + 2.50%	)#	9/19/2027		12,794	12,818,718
Bank of Montreal (Canada)(d)	3.803% (5 Yr. Swap rate + 1.43%	)#	12/15/2032		3,570	3,719,940
Barclays Bank plc (United Kingdom)†(d)	10.179%		6/12/2021		2,840	3,166,374
BBVA Bancomer SA†	5.125% (5 Yr Treasury Constant Maturity Rate + 2.65%	)#	1/18/2033		4,300	4,246,357
BBVA USA	3.875%		4/10/2025		735	773,748
CIT Group, Inc.	5.80% (3 Mo. LIBOR + 3.97%	)#	–	(e)	619	633,172
Citigroup, Inc.	3.668% (3 Mo. LIBOR + 1.39%	)#	7/24/2028		5,426	5,766,027
Citigroup, Inc.	3.887% (3 Mo. LIBOR + 1.56%	)#	1/10/2028		12,568	13,522,370
Citigroup, Inc.	4.60%		3/9/2026		2,161	2,379,674
Citigroup, Inc.	5.95% (3 Mo. LIBOR + 3.91%	)#	–	(e)	1,077	1,173,235
Citizens Financial Group, Inc.†	4.15%		9/28/2022		2,000	2,076,994
Danske Bank A/S (Denmark)†(d)	4.375%		6/12/2028		875	938,620
Danske Bank A/S (Denmark)†(d)	5.375%		1/12/2024		12,000	13,191,255
Discover Bank	4.682% (5 Yr. Swap rate + 1.73%	)#	8/9/2028		7,750	8,136,880
Goldman Sachs Group, Inc. (The)	6.75%		10/1/2037		11,263	15,488,950
Huntington Bancshares, Inc.	5.70% (3 Mo. LIBOR + 2.88%	)#	–	(e)	1,834	1,899,501
Lloyds Bank plc (United Kingdom)†(d)	6.50%		9/14/2020		5,029	5,190,452
Macquarie Bank Ltd. (Australia)†(d)	4.875%		6/10/2025		1,850	1,994,571
Macquarie Bank Ltd. (Australia)†(d)	6.625%		4/7/2021		4,261	4,502,076
Macquarie Bank Ltd. (United Kingdom)†(d)	6.125% (5 Yr. Swap rate + 3.703%	)#	–	(e)	1,150	1,188,410
Macquarie Group Ltd. (Australia)†(d)	4.654% (3 Mo. LIBOR + 1.73%	)#	3/27/2029		8,682	9,625,562
Morgan Stanley	3.875%		1/27/2026		7,343	7,918,586
National Australia Bank Ltd. (Australia)†(d)	3.933% (5 Yr Treasury Constant Maturity Rate + 1.88%	)#	8/2/2034		6,000	6,138,574
Popular, Inc.	6.125%		9/14/2023		1,950	2,097,059
Provident Funding Associates LP/PFG Finance Corp.†	6.375%		6/15/2025		3,276	3,235,427
Royal Bank of Scotland Group plc (United Kingdom)(d)	3.875%		9/12/2023		5,950	6,191,809

194	See Notes to Financial Statements.

Schedule of Investments (continued)

INCOME FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Banks: Regional (continued)
Santander UK plc (United Kingdom)(d)	7.95%		10/26/2029	$5,770	$7,392,184
Standard Chartered plc (United Kingdom)†(d)	4.247% (3 Mo. LIBOR + 1.15%	)#	1/20/2023	2,276	2,353,173
Turkiye Vakiflar Bankasi TAO (Turkey)†(d)	5.625%		5/30/2022	1,109	1,101,836
Turkiye Vakiflar Bankasi TAO (Turkey)†(d)	5.75%		1/30/2023	1,832	1,798,337
UBS AG	7.625%		8/17/2022	8,750	9,875,294
UBS AG (Switzerland)(d)	5.125%		5/15/2024	13,800	14,879,188
Webster Financial Corp.	4.10%		3/25/2029	4,986	5,321,408
Wells Fargo Capital X	5.95%		12/1/2086	8,224	10,267,214
Westpac Banking Corp. (Australia)(d)	4.11% (5 Yr Treasury Constant Maturity Rate + 2.00%	)#	7/24/2034	3,061	3,176,802
Westpac Banking Corp. (Australia)(d)	4.322% (5 Yr. Swap rate + 2.24%	)#	11/23/2031	3,197	3,363,563
Total					224,750,856

Beverages 2.15%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.	4.70%		2/1/2036	30,835	35,897,432
Anheuser-Busch InBev Worldwide, Inc.	8.20%		1/15/2039	245	388,411
Bacardi Ltd.†	4.70%		5/15/2028	10,673	11,606,222
Becle SAB de CV (Mexico)†(d)	3.75%		5/13/2025	5,050	5,192,386
Keurig Dr Pepper, Inc.	4.417%		5/25/2025	4,715	5,146,831
Total					58,231,282

Building Materials 1.02%
Boral Finance Pty Ltd. (Australia)†(d)	3.00%		11/1/2022	987	991,486
CPG Merger Sub LLC†	8.00%		10/1/2021	1,464	1,463,414
CRH America Finance, Inc.†	3.95%		4/4/2028	7,213	7,791,999
Griffon Corp.	5.25%		3/1/2022	2,220	2,244,316
Martin Marietta Materials, Inc.	2.549% (3 Mo. LIBOR + .65%	)#	5/22/2020	1,950	1,952,761
Owens Corning, Inc.	4.30%		7/15/2047	4,981	4,729,629
Owens Corning, Inc.	7.00%		12/1/2036	3,747	4,621,593
Vulcan Materials Co.	2.557% (3 Mo. LIBOR + .65%	)#	3/1/2021	3,900	3,911,617
Total					27,706,815

Business Services 0.78%
Ashtead Capital, Inc.†	4.25%		11/1/2029	1,917	1,940,963
Ashtead Capital, Inc.†	5.625%		10/1/2024	609	627,827
Capitol Investment Merger Sub 2 LLC†	10.00%		8/1/2024	800	800,332

See Notes to Financial Statements.	195

Schedule of Investments (continued)

INCOME FUND November 30, 2019

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
Business Services (continued)
Global Payments, Inc.	3.20%	8/15/2029		$4,772	$4,854,847
IHS Markit Ltd. (United Kingdom)(d)	3.625%	5/1/2024		606	632,585
IHS Markit Ltd. (United Kingdom)†(d)	4.00%	3/1/2026		4,836	5,146,387
IHS Markit Ltd. (United Kingdom)(d)	4.25%	5/1/2029		2,848	3,072,622
Red de Carreteras de Occidente S.A.P.I.B. de CV†(c)	9.00%	6/10/2028	MXN	31,250	1,636,396
Refinitiv US Holdings, Inc.†	8.25%	11/15/2026		$1,033	1,158,277
Sotera Health Topco, Inc. PIK 8.875%†	8.125%	11/1/2021		1,215	1,212,570
Total					21,082,806

Chemicals 0.60%
CNAC HK Finbridge Co. Ltd. (Hong Kong)(d)	3.00%	7/19/2020		7,350	7,377,157
NOVA Chemicals Corp. (Canada)†(d)	5.25%	8/1/2023		965	974,640
Phosagro OAO Via Phosagro Bond Funding DAC (Ireland)†(d)	3.949%	4/24/2023		4,600	4,743,658
Syngenta Finance NV (Netherlands)†(d)	4.441%	4/24/2023		1,332	1,389,109
Yingde Gases Investment Ltd. (Hong Kong)†(d)	6.25%	1/19/2023		1,800	1,857,623
Total					16,342,187

Computer Hardware 0.99%
Dell International LLC/EMC Corp.†	6.02%	6/15/2026		6,965	7,965,060
Dell International LLC/EMC Corp.†	8.35%	7/15/2046		9,220	12,381,765
Leidos Holdings, Inc.	5.95%	12/1/2040		1,325	1,477,406
Leidos, Inc.	7.125%	7/1/2032		4,309	5,021,482
Total					26,845,713

Computer Service 0.10%
Sophia LP/Sophia Finance, Inc.†	9.00%	9/30/2023		2,500	2,576,038

Computer Software 0.31%
Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 Sarl/Greeneden US Ho†	10.00%	11/30/2024		1,115	1,202,795
Solera LLC/Solera Finance, Inc.†	10.50%	3/1/2024		3,550	3,705,277
TIBCO Software, Inc.†	11.375%	12/1/2021		3,400	3,512,625
Total					8,420,697

Construction/Homebuilding 0.29%
Century Communities, Inc.	5.875%	7/15/2025		2,953	3,050,818
D.R. Horton, Inc.	2.50%	10/15/2024		2,034	2,034,894
William Lyon Homes, Inc.	7.00%	8/15/2022		368	369,150
Williams Scotsman International, Inc.†	7.875%	12/15/2022		2,158	2,255,783
Total					7,710,645

196	See Notes to Financial Statements.

Schedule of Investments (continued)

INCOME FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Containers 0.19%
Mauser Packaging Solutions Holding Co.†	7.25%		4/15/2025	$2,892	$2,747,371
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA	5.75%		10/15/2020	2,371	2,377,217
Total					5,124,588

Drugs 2.55%
AbbVie, Inc.†	4.25%		11/21/2049	2,651	2,796,342
AbbVie, Inc.	4.70%		5/14/2045	1,890	2,100,272
AbbVie, Inc.	4.875%		11/14/2048	2,018	2,326,156
Bayer Corp.†	6.65%		2/15/2028	2,915	3,586,819
Bayer US Finance II LLC†	3.875%		12/15/2023	5,288	5,549,983
Bayer US Finance II LLC†	4.375%		12/15/2028	5,000	5,471,111
Cigna Corp.†	6.125%		11/15/2041	3,305	4,277,261
CVS Health Corp.	4.30%		3/25/2028	23,462	25,607,394
CVS Health Corp.	4.78%		3/25/2038	11,790	13,432,458
CVS Health Corp.	5.05%		3/25/2048	3,215	3,807,768
Total					68,955,564

Electric: Power 6.75%
Acwa Power Management & Investments One Ltd. (Saudi Arabia)†(d)	5.95%		12/15/2039	2,200	2,337,500
Adani Transmission Ltd. (India)†(d)	4.00%		8/3/2026	2,200	2,265,044
Appalachian Power Co.	7.00%		4/1/2038	2,230	3,224,798
Ausgrid Finance Pty Ltd. (Australia)†(d)	4.35%		8/1/2028	7,542	8,283,856
Calpine Corp.	5.50%		2/1/2024	3,885	3,962,855
Cleco Corporate Holdings LLC	4.973%		5/1/2046	4,676	5,307,365
Cleco Power LLC	6.00%		12/1/2040	4,904	6,246,845
Cleveland Electric Illuminating Co. (The)†	3.50%		4/1/2028	2,361	2,471,016
Dominion Energy, Inc.	7.00%		6/15/2038	4,000	5,603,014
DPL, Inc.†	4.35%		4/15/2029	13,282	12,446,034
Duquesne Light Holdings, Inc.	6.25%		8/15/2035	2,650	3,232,417
Duquesne Light Holdings, Inc.†	6.40%		9/15/2020	1,170	1,205,509
El Paso Electric Co.	5.00%		12/1/2044	4,995	5,928,255
El Paso Electric Co.	6.00%		5/15/2035	425	532,669
Electricite de France SA (France)†(d)	5.00%		9/21/2048	1,599	1,912,481
Emera, Inc. (Canada)(d)	6.75% (3 Mo. LIBOR + 5.44%	)#	6/15/2076	2,500	2,816,300
Enel Finance International NV (Netherlands)†(d)	2.75%		4/6/2023	5,440	5,485,988
Exelon Generation Co. LLC	5.60%		6/15/2042	2,950	3,442,526
Exelon Generation Co. LLC	5.75%		10/1/2041	3,736	4,387,185

See Notes to Financial Statements.	197

Schedule of Investments (continued)

INCOME FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Electric: Power (continued)
Exelon Generation Co. LLC	6.25%		10/1/2039	$3,483	$4,320,922
FirstEnergy Transmission LLC†	4.35%		1/15/2025	1,000	1,079,776
FirstEnergy Transmission LLC†	4.55%		4/1/2049	7,235	8,362,797
Florida Power & Light Co.	2.308% (3 Mo. LIBOR + .40%	)#	5/6/2022	2,000	2,000,062
Infraestructura Energetica Nova SAB de CV (Mexico)†(d)	4.875%		1/14/2048	1,954	1,863,012
Interstate Power & Light Co.	3.50%		9/30/2049	2,754	2,759,455
Interstate Power & Light Co.	3.60%		4/1/2029	2,181	2,339,467
Interstate Power & Light Co.	4.70%		10/15/2043	200	232,586
Metropolitan Edison Co.†	4.00%		4/15/2025	680	723,861
Minejesa Capital BV (Netherlands)†(d)	5.625%		8/10/2037	1,800	1,943,420
Mississippi Power Co.	4.25%		3/15/2042	3,605	3,921,132
New York State Electric & Gas Corp.†	3.30%		9/15/2049	1,790	1,751,822
NextEra Energy Capital Holdings, Inc.	2.63% (3 Mo. LIBOR + .72%	)#	2/25/2022	5,000	5,041,627
NRG Energy, Inc.†	4.45%		6/15/2029	9,587	10,122,855
Oglethorpe Power Corp.	5.05%		10/1/2048	3,138	3,780,245
Oncor Electric Delivery Co. LLC	7.50%		9/1/2038	299	475,124
Origin Energy Finance Ltd. (Australia)†(d)	5.45%		10/14/2021	4,289	4,521,005
PPL WEM Ltd./Western Power Distribution Ltd. (United Kingdom)†(d)	5.375%		5/1/2021	2,560	2,640,571
PSEG Power LLC	8.625%		4/15/2031	8,787	12,381,395
Public Service Co. of New Mexico	3.85%		8/1/2025	295	307,525
Puget Energy, Inc.	3.65%		5/15/2025	4,587	4,760,506
SCANA Corp.	4.125%		2/1/2022	5,135	5,260,950
SCANA Corp.	4.75%		5/15/2021	2,460	2,516,905
SCANA Corp.	6.25%		4/1/2020	628	634,437
TransAlta Corp. (Canada)(d)	4.50%		11/15/2022	8,736	9,009,804
Virginia Electric & Power Co.	8.875%		11/15/2038	974	1,648,958
Vistra Operations Co. LLC†	4.30%		7/15/2029	6,669	6,883,400
Total					182,375,276

Electrical Equipment 1.04%
Broadcom Corp./Broadcom Cayman Finance Ltd.	3.875%		1/15/2027	11,892	12,150,279
Broadcom, Inc.†	3.625%		10/15/2024	5,577	5,736,154
NXP BV/NXP Funding LLC (Netherlands)†(d)	4.625%		6/1/2023	9,482	10,114,237
Total					28,000,670

198	See Notes to Financial Statements.

Schedule of Investments (continued)

INCOME FUND November 30, 2019

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Electronics 0.68%
Allegion plc (Ireland)(d)	3.50%	10/1/2029	$1,745	$1,783,932
Itron, Inc.†	5.00%	1/15/2026	2,428	2,518,206
PerkinElmer, Inc.	3.30%	9/15/2029	6,636	6,654,162
Trimble, Inc.	4.90%	6/15/2028	6,726	7,403,653
Total				18,359,953

Engineering & Contracting Services 0.11%
Brand Industrial Services, Inc.†	8.50%	7/15/2025	3,087	3,017,512

Entertainment 0.35%
Eldorado Resorts, Inc.	6.00%	9/15/2026	1,625	1,791,845
Enterprise Development Authority (The)†	12.00%	7/15/2024	1,024	1,165,225
Mohegan Gaming & Entertainment†	7.875%	10/15/2024	2,045	1,989,611
Motion Bondco DAC (Ireland)†(d)	6.625%	11/15/2027	714	738,098
Scientific Games International, Inc.	6.625%	5/15/2021	2,493	2,534,508
Scientific Games International, Inc.	10.00%	12/1/2022	1,141	1,172,378
Total				9,391,665

Environmental Services 0.18%
Waste Pro USA, Inc.†	5.50%	2/15/2026	4,664	4,826,412

Financial Services 3.70%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(d)	3.50%	1/15/2025	7,107	7,322,455
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(d)	3.65%	7/21/2027	5,000	5,155,281
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(d)	4.875%	1/16/2024	2,674	2,899,937
Affiliated Managers Group, Inc.	3.50%	8/1/2025	541	564,255
Affiliated Managers Group, Inc.	4.25%	2/15/2024	605	645,571
Air Lease Corp.	3.625%	4/1/2027	6,981	7,240,309
Aircastle Ltd.	4.25%	6/15/2026	9,806	10,305,958
Avolon Holdings Funding Ltd. (Ireland)†(d)	5.125%	10/1/2023	3,587	3,866,122
Brightsphere Investment Group, Inc.	4.80%	7/27/2026	3,933	4,088,418
Discover Financial Services	3.85%	11/21/2022	1,950	2,043,641
Discover Financial Services	4.10%	2/9/2027	4,115	4,415,485
E*TRADE Financial Corp.	3.80%	8/24/2027	1,448	1,504,450
E*TRADE Financial Corp.	4.50%	6/20/2028	2,713	2,939,645
GE Capital International Funding Co. Unlimited Co. (Ireland)(d)	4.418%	11/15/2035	7,730	8,331,219

See Notes to Financial Statements.	199

Schedule of Investments (continued)

INCOME FUND November 30, 2019

Investments	Interest Rate	Maturity Date		Principal Amount (000)	Fair Value
Financial Services (continued)
Global Aircraft Leasing Co. Ltd. PIK 7.25%†	6.50%	9/15/2024		$2,491	$2,554,022
Nationstar Mortgage Holdings, Inc.†	9.125%	7/15/2026		4,054	4,484,737
Navient Corp.	6.75%	6/25/2025		7,825	8,470,562
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.†	4.50%	3/15/2027		4,123	4,411,288
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.†	4.875%	4/15/2045		5,679	5,901,824
Park Aerospace Holdings Ltd. (Ireland)†(d)	4.50%	3/15/2023		1,379	1,448,109
Park Aerospace Holdings Ltd. (Ireland)†(d)	5.50%	2/15/2024		8,146	8,925,165
SURA Asset Management SA (Colombia)†(d)	4.375%	4/11/2027		2,285	2,424,037
Total					99,942,490

Food 0.35%
Chobani LLC/Chobani Finance Corp., Inc.†	7.50%	4/15/2025		3,094	2,939,269
Smithfield Foods, Inc.†	3.35%	2/1/2022		975	980,854
Smithfield Foods, Inc.†	5.20%	4/1/2029		5,000	5,521,691
Total					9,441,814

Health Care Products 0.17%
Kinetic Concepts, Inc./KCI USA, Inc.†	12.50%	11/1/2021		414	431,761
Zimmer Biomet Holdings, Inc.	5.75%	11/30/2039		3,372	4,065,544
Total					4,497,305

Health Care Services 3.19%
Centene Corp.†(a)	4.625%	12/15/2029		7,143	7,509,079
Centene Corp.†	5.375%	6/1/2026		3,240	3,446,631
CommonSpirit Health	3.347%	10/1/2029		9,471	9,528,522
Fresenius Medical Care US Finance II, Inc.†	4.75%	10/15/2024		5,640	6,096,783
Fresenius Medical Care US Finance II, Inc.†	5.875%	1/31/2022		7,513	8,034,229
HCA, Inc.	5.125%	6/15/2039		15,213	16,871,613
Mount Sinai Hospitals Group, Inc.	3.737%	7/1/2049		1,400	1,427,443
New York and Presbyterian Hospital (The)	3.954%	–	(e)	6,705	6,891,871
Northwell Healthcare, Inc.	3.979%	11/1/2046		3,786	3,981,347
Rede D’or Finance Sarl (Luxembourg)†(d)	4.95%	1/17/2028		1,096	1,115,561
Universal Health Services, Inc.†	4.75%	8/1/2022		14,038	14,222,151
Universal Health Services, Inc.†	5.00%	6/1/2026		6,807	7,200,768
Total					86,325,998

Household Equipment/Products 0.20%
Newell Brands, Inc.	3.85%	4/1/2023		2,219	2,290,107
Newell Brands, Inc.	5.50%	4/1/2046		3,000	3,126,114
Total					5,416,221

200	See Notes to Financial Statements.

Schedule of Investments (continued)

INCOME FUND November 30, 2019

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Insurance 3.01%
Aon Corp.	8.205%	1/1/2027	$5,545	$7,130,315
Assurant, Inc.	3.70%	2/22/2030	5,881	5,974,768
AXIS Specialty Finance LLC	3.90%	7/15/2029	4,933	5,180,792
Berkshire Hathaway Finance Corp.	4.25%	1/15/2049	850	1,010,509
CNO Financial Group, Inc.	5.25%	5/30/2025	7,366	8,180,495
Fidelity National Financial, Inc.	4.50%	8/15/2028	5,808	6,285,424
Global Atlantic Fin Co.†	4.40%	10/15/2029	6,675	6,629,648
Hanover Insurance Group, Inc. (The)	4.50%	4/15/2026	4,460	4,827,617
Lincoln National Corp.	6.30%	10/9/2037	2,578	3,421,513
Lincoln National Corp.	7.00%	6/15/2040	2,518	3,660,432
Protective Life Corp.	8.45%	10/15/2039	5,103	7,789,589
Radian Group, Inc.	4.875%	3/15/2027	4,375	4,595,270
Selective Insurance Group, Inc.	5.375%	3/1/2049	3,386	4,018,219
Teachers Insurance & Annuity Association of America†	4.90%	9/15/2044	7,365	9,190,292
Unum Group	5.75%	8/15/2042	3,162	3,552,968
Total				81,447,851

Leasing 0.35%
GATX Corp.	4.55%	11/7/2028	4,845	5,321,179
Penske Truck Leasing Co. LP/PTL Finance Corp.†	3.95%	3/10/2025	1,091	1,155,915
Penske Truck Leasing Co., LP/PTL Finance Corp.†	3.45%	7/1/2024	3,000	3,114,322
Total				9,591,416

Leisure 0.93%
Carnival plc	7.875%	6/1/2027	5,500	7,189,743
Royal Caribbean Cruises Ltd.	3.70%	3/15/2028	1,088	1,119,410
Royal Caribbean Cruises Ltd.	5.25%	11/15/2022	3,894	4,221,679
Royal Caribbean Cruises Ltd.	7.50%	10/15/2027	7,396	9,477,717
Silversea Cruise Finance Ltd.†	7.25%	2/1/2025	3,039	3,233,238
Total				25,241,787

Lodging 0.42%
Las Vegas Sands Corp.	3.90%	8/8/2029	10,029	10,406,592
Studio City Co. Ltd. (Macau)†(d)	7.25%	11/30/2021	913	933,040
Total				11,339,632

Machinery: Agricultural 1.06%
BAT Capital Corp.	3.557%	8/15/2027	774	789,193
BAT Capital Corp.	4.39%	8/15/2037	15,975	15,826,053
Imperial Brands Finance plc (United Kingdom)†(d)	3.125%	7/26/2024	3,000	3,014,005

See Notes to Financial Statements.	201

Schedule of Investments (continued)

INCOME FUND November 30, 2019

Investments	Interest Rate		Maturity Date		Principal Amount (000)	Fair Value
Machinery: Agricultural (continued)
Imperial Brands Finance plc (United Kingdom)†(d)	3.875%		7/26/2029		$6,841	$6,844,379
MHP Lux SA (Luxembourg)†(d)	6.95%		4/3/2026		2,000	2,055,240
Total						28,528,870

Machinery: Industrial/Specialty 1.60%
CNH Industrial Capital LLC	4.375%		4/5/2022		9,059	9,530,720
CNH Industrial Capital LLC	4.875%		4/1/2021		2,925	3,026,907
Kennametal, Inc.	4.625%		6/15/2028		3,818	4,087,957
nVent Finance Sarl (Luxembourg)(d)	4.55%		4/15/2028		10,246	10,583,944
Roper Technologies, Inc.	3.85%		12/15/2025		3,990	4,294,789
Westinghouse Air Brake Technologies Corp.	4.95%		9/15/2028		10,504	11,679,831
Total						43,204,148

Manufacturing 0.93%
Gates Global LLC/Gates Global Co.†	6.00%		7/15/2022		716	716,179
General Electric Co.	2.271% (3 Mo. LIBOR + .38%	)#	5/5/2026		2,674	2,509,468
General Electric Co.	3.10%		1/9/2023		610	623,220
General Electric Co.	3.375%		3/11/2024		297	307,683
General Electric Co.	3.45%		5/15/2024		492	509,512
General Electric Co.	5.00% (3 Mo. LIBOR + 3.33%	)#	–	(e)	13,297	13,027,470
Pentair Finance Sarl (Luxembourg)(d)	2.65%		12/1/2019		3,855	3,855,000
Pentair Finance Sarl (Luxembourg)(d)	4.50%		7/1/2029		3,439	3,611,055
Total						25,159,587

Media 2.18%
Charter Communications Operating LLC/Charter
Communications Operating Capital	6.484%		10/23/2045		1,515	1,879,889
Cox Communications, Inc.†	4.50%		6/30/2043		1,435	1,531,958
Cox Communications, Inc.†	4.70%		12/15/2042		410	448,754
Cox Communications, Inc.†	8.375%		3/1/2039		7,166	10,861,438
GCI LLC	6.875%		4/15/2025		2,900	3,035,328
NBCUniversal Enterprise, Inc.†	5.25%		–	(e)	15,188	15,648,956
Time Warner Cable LLC	7.30%		7/1/2038		14,865	19,082,262
Time Warner Entertainment Co. LP	8.375%		7/15/2033		4,675	6,544,086
Total						59,032,671

Metal Fabricating 0.07%
Valmont Industries, Inc.	5.25%		10/1/2054		1,946	1,998,097

202	See Notes to Financial Statements.

Schedule of Investments (continued)

INCOME FUND November 30, 2019

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Metals & Minerals: Miscellaneous 2.28%
Anglo American Capital plc (United Kingdom)†(d)	4.50%	3/15/2028	$3,500	$3,726,033
Anglo American Capital plc (United Kingdom)†(d)	4.75%	4/10/2027	6,235	6,788,681
Barrick International Barbados Corp. (Barbados)†(d)	6.35%	10/15/2036	2,799	3,591,465
Barrick North America Finance LLC	7.50%	9/15/2038	1,810	2,535,726
Freeport-McMoRan, Inc.	5.25%	9/1/2029	2,250	2,320,369
Freeport-McMoRan, Inc.	5.45%	3/15/2043	8,000	7,700,800
Glencore Finance Canada Ltd. (Canada)†(d)	4.25%	10/25/2022	660	690,845
Glencore Finance Canada Ltd. (Canada)†(d)	5.55%	10/25/2042	5,774	6,253,635
Glencore Funding LLC†	3.00%	10/27/2022	836	844,770
Glencore Funding LLC†	4.125%	5/30/2023	1,599	1,670,102
Hudbay Minerals, Inc. (Canada)†(d)	7.25%	1/15/2023	181	186,053
Joseph T Ryerson & Son, Inc.†	11.00%	5/15/2022	982	1,040,422
Kinross Gold Corp.(Canada)(d)	4.50%	7/15/2027	5,828	6,104,845
MMC Norilsk Nickel OJSC via MMC Finance DAC (Ireland)†(d)	4.10%	4/11/2023	2,300	2,377,337
Newmont Goldcorp Corp.	3.70%	3/15/2023	9,259	9,632,475
Southern Copper Corp. (Peru)(d)	5.25%	11/8/2042	3,885	4,385,842
Vedanta Resources Ltd. (India)†(d)	6.125%	8/9/2024	2,000	1,793,830
Total				61,643,230

Natural Gas 0.57%
National Fuel Gas Co.	3.75%	3/1/2023	6,919	7,152,864
National Fuel Gas Co.	3.95%	9/15/2027	2,687	2,744,558
National Fuel Gas Co.	4.90%	12/1/2021	3,887	4,050,897
Southern Star Central Corp.†	5.125%	7/15/2022	1,531	1,550,615
Total				15,498,934

Oil 6.92%
Afren plc (United Kingdom)†(d)(f)	6.625%	12/9/2020	976	4,782
Afren plc (United Kingdom)†(d)(f)	10.25%	4/8/2019	2,049	17,255
Antero Resources Corp.	5.125%	12/1/2022	232	189,080
Apache Corp.	5.10%	9/1/2040	11,206	10,946,531
Berry Petroleum Co. LLC†	7.00%	2/15/2026	5,441	4,718,177
Callon Petroleum Co.	6.125%	10/1/2024	1,000	952,500
Callon Petroleum Co.	6.375%	7/1/2026	3,250	3,039,879
Canadian Natural Resources Ltd. (Canada)(d)	7.20%	1/15/2032	6,558	8,797,720
Carrizo Oil & Gas, Inc.	6.25%	4/15/2023	2,500	2,412,475
Carrizo Oil & Gas, Inc.	8.25%	7/15/2025	761	747,998
Centennial Resource Production LLC†	6.875%	4/1/2027	5,000	4,887,162
Chaparral Energy, Inc.†	8.75%	7/15/2023	4,170	1,681,553

See Notes to Financial Statements.	203

Schedule of Investments (continued)

INCOME FUND November 30, 2019

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Oil (continued)
Cimarex Energy Co.	4.375%	3/15/2029	$4,986	$5,180,537
Continental Resources, Inc.	4.90%	6/1/2044	4,988	5,074,755
Continental Resources, Inc.	5.00%	9/15/2022	10,000	10,060,537
Endeavor Energy Resources LP/EER Finance, Inc.†	5.75%	1/30/2028	2,812	2,949,739
Eni SpA (Italy)†(d)	5.70%	10/1/2040	11,398	13,978,974
Helmerich & Payne, Inc.	4.65%	3/15/2025	12,536	13,632,782
Hess Corp.	5.60%	2/15/2041	3,848	4,392,533
Hess Corp.	5.80%	4/1/2047	4,402	5,227,164
HighPoint Operating Corp.	7.00%	10/15/2022	1,119	1,024,234
Hilcorp Energy I LP/Hilcorp Finance Co.†	6.25%	11/1/2028	9,284	7,836,416
KazMunayGas National Co. JSC (Kazakhstan)†(d)	6.375%	10/24/2048	1,800	2,283,759
Laredo Petroleum, Inc.	5.625%	1/15/2022	3,623	3,345,543
Marathon Petroleum Corp.	5.375%	10/1/2022	2,000	2,022,028
MEG Energy Corp. (Canada)†(d)	7.00%	3/31/2024	5,500	5,407,187
Motiva Enterprises LLC†	5.75%	1/15/2020	7,377	7,405,397
Oasis Petroleum, Inc.	6.875%	3/15/2022	5,276	4,942,952
Occidental Petroleum Corp.	7.875%	9/15/2031	6,505	8,673,104
OGX Austria GmbH (Brazil)†(f)	8.50%	6/1/2018	1,800	36
Parsley Energy LLC/Parsley Finance Corp.†	6.25%	6/1/2024	2,000	2,080,830
QEP Resources, Inc.	5.375%	10/1/2022	2,000	1,960,624
QEP Resources, Inc.	6.875%	3/1/2021	1,988	2,021,995
Range Resources Corp.	5.00%	8/15/2022	1,882	1,787,900
Range Resources Corp.	5.00%	3/15/2023	5,204	4,533,933
Range Resources Corp.	5.75%	6/1/2021	1,907	1,907,763
Seven Generations Energy Ltd. (Canada)†(d)	6.875%	6/30/2023	2,545	2,616,044
SM Energy Co.	6.125%	11/15/2022	1,000	977,812
SM Energy Co.	6.625%	1/15/2027	4,750	4,333,532
SRC Energy, Inc.	6.25%	12/1/2025	4,000	3,919,960
Suncor Energy Ventures Corp. (Canada)†(d)	4.50%	4/1/2022	155	159,925
Tapstone Energy LLC/Tapstone Energy Finance Corp.†	9.75%	6/1/2022	4,967	1,291,420
Valero Energy Corp.	7.50%	4/15/2032	275	373,443
Valero Energy Corp.	10.50%	3/15/2039	7,619	12,929,560
Viper Energy Partners LP†	5.375%	11/1/2027	2,500	2,606,212
YPF SA (Argentina)†(d)	6.95%	7/21/2027	2,325	1,779,433
Total				187,113,175

Oil: Crude Producers 4.81%
Cheniere Corpus Christi Holdings LLC†	3.70%	11/15/2029	2,500	2,527,189
Cheniere Corpus Christi Holdings LLC	5.125%	6/30/2027	3,832	4,207,593

204	See Notes to Financial Statements.

Schedule of Investments (continued)

INCOME FUND November 30, 2019

Investments	Interest Rate		Maturity Date		Principal Amount (000)	Fair Value
Oil: Crude Producers (continued)
Cheniere Corpus Christi Holdings LLC	7.00%		6/30/2024		$4,896	$5,629,617
Enbridge, Inc. (Canada)(d)	6.00% (3 Mo. LIBOR + 3.89%	)#	1/15/2077		4,462	4,697,460
Energy Transfer Operating LP	6.125%		12/15/2045		8,700	9,821,281
Energy Transfer Operating LP	8.25%		11/15/2029		3,202	4,063,845
Energy Transfer Operating LP	9.00%		11/1/2024		2,110	2,549,152
Florida Gas Transmission Co. LLC†	3.875%		7/15/2022		2,805	2,894,005
Gulfstream Natural Gas System LLC†	4.60%		9/15/2025		2,190	2,370,238
IFM US Colonial Pipeline 2 LLC†	6.45%		5/1/2021		6,020	6,232,424
Midwest Connector Capital Co. LLC†	3.90%		4/1/2024		5,803	6,063,314
Mplx LP	3.202% (3 Mo. LIBOR + 1.10%	)#	9/9/2022		8,000	8,029,234
Mplx LP†	5.25%		1/15/2025		8,379	8,798,254
Mplx LP†	6.25%		10/15/2022		1,952	1,984,593
Mplx LP	6.875% (3 Mo. LIBOR + 4.65%	)#	–	(e)	3,600	3,618,000
NGPL PipeCo LLC†	4.875%		8/15/2027		7,987	8,477,384
Sabal Trail Transmission LLC†	4.246%		5/1/2028		2,429	2,643,518
Sabine Pass Liquefaction LLC	5.625%		4/15/2023		10,183	11,064,930
Sabine Pass Liquefaction LLC	5.75%		5/15/2024		6,000	6,682,860
Sabine Pass Liquefaction LLC	5.875%		6/30/2026		8,398	9,612,889
SemGroup Corp.	6.375%		3/15/2025		5,000	5,227,075
Spectra Energy Partners LP	2.827% (3 Mo. LIBOR + .70%	)#	6/5/2020		4,051	4,060,101
Texas Eastern Transmission LP†	4.125%		12/1/2020		1,950	1,976,307
Williams Cos., Inc. (The)	8.75%		3/15/2032		4,908	6,854,884
Total						130,086,147

Oil: Integrated Domestic 1.19%
Baker Hughes a GE Co. LLC/Baker
Hughes Co-Obligor, Inc.	4.08%		12/15/2047		3,972	4,059,912
Halliburton Co.	7.45%		9/15/2039		4,134	5,892,357
National Oilwell Varco, Inc.	3.60%		12/1/2029		4,632	4,527,625
National Oilwell Varco, Inc.	3.95%		12/1/2042		5,494	4,995,844
Patterson-UTI Energy, Inc.	3.95%		2/1/2028		11,622	10,912,575
SESI LLC	7.125%		12/15/2021		2,296	1,716,260
Total						32,104,573

See Notes to Financial Statements.	205

Schedule of Investments (continued)

INCOME FUND November 30, 2019

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Paper & Forest Products 0.24%
International Paper Co.	7.30%	11/15/2039	$4,664	$6,493,744

Real Estate Investment Trusts 3.56%
American Homes 4 Rent LP	4.25%	2/15/2028	5,564	5,972,891
Brixmor Operating Partnership LP	3.85%	2/1/2025	5,662	5,932,168
China Evergrande Group (China)(d)	10.00%	4/11/2023	2,000	1,872,388
Country Garden Holdings Co. Ltd. (China)(d)	4.75%	1/17/2023	875	882,912
Country Garden Holdings Co. Ltd. (China)(d)	4.75%	9/28/2023	3,325	3,338,465
EPR Properties	4.50%	4/1/2025	1,947	2,064,974
EPR Properties	4.95%	4/15/2028	10,890	11,951,875
Equinix, Inc.	5.375%	5/15/2027	5,454	5,924,544
Equinix, Inc.	5.875%	1/15/2026	4,304	4,572,236
GEO Group, Inc. (The)	6.00%	4/15/2026	5,000	3,975,125
Healthcare Trust of America Holdings LP	3.10%	2/15/2030	3,682	3,666,671
Hudson Pacific Properties LP	4.65%	4/1/2029	4,000	4,411,616
Hunt Cos., Inc.†	6.25%	2/15/2026	2,647	2,626,678
Kilroy Realty LP	4.375%	10/1/2025	2,358	2,553,589
SL Green Operating Partnership LP	3.25%	10/15/2022	2,088	2,133,262
SL Green Realty Corp.	4.50%	12/1/2022	1,590	1,673,804
Spirit Realty LP	3.40%	1/15/2030	3,540	3,555,941
Spirit Realty LP	4.00%	7/15/2029	1,636	1,731,253
VEREIT Operating Partnership LP	4.625%	11/1/2025	1,850	2,023,200
VEREIT Operating Partnership LP	4.875%	6/1/2026	11,880	13,193,562
WEA Finance LLC†	3.50%	6/15/2029	4,750	4,927,923
WeWork Cos., Inc.†	7.875%	5/1/2025	3,238	2,323,233
Weyerhaeuser Co.	8.50%	1/15/2025	3,940	4,976,356
Total				96,284,666

Retail 0.53%
Dollar Tree, Inc.	4.20%	5/15/2028	7,270	7,782,319
McDonald’s Corp.	6.30%	10/15/2037	712	984,103
McDonald’s Corp.	6.30%	3/1/2038	2,506	3,457,042
Yum! Brands, Inc.	6.875%	11/15/2037	1,949	2,218,810
Total				14,442,274

Savings & Loan 0.21%
People’s United Financial, Inc.	3.65%	12/6/2022	5,613	5,805,390

Technology 2.15%
Alibaba Group Holding Ltd.(China)(d)	3.40%	12/6/2027	5,000	5,197,003

206	See Notes to Financial Statements.

Schedule of Investments (continued)

INCOME FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
Technology (continued)
Baidu, Inc. (China)(d)	3.625%		7/6/2027		$4,500	$4,665,356
Baidu, Inc. (China)(d)	3.875%		9/29/2023		9,000	9,371,058
Netflix, Inc.(c)	3.625%		5/15/2027	EUR	5,900	6,919,277
Prosus NV (Netherlands)†(d)	6.00%		7/18/2020		$8,333	8,514,409
Tencent Holdings Ltd. (China)†(d)	3.595%		1/19/2028		18,700	19,472,915
Weibo Corp. (China)(d)	3.50%		7/5/2024		4,000	4,070,847
Total						58,210,865

Telecommunications 3.45%
AT&T, Inc.	3.312% (3 Mo. LIBOR + 1.18%	)#	6/12/2024		12,000	12,211,016
AT&T, Inc.	5.35%		9/1/2040		889	1,065,078
AT&T, Inc.	6.00%		8/15/2040		23,671	30,017,370
AT&T, Inc.	6.25%		3/29/2041		12,794	16,543,907
Oztel Holdings SPC Ltd. (United Arab Emirates)†(d)	6.625%		4/24/2028		1,975	2,068,812
T-Mobile USA, Inc.	6.375%		3/1/2025		1,696	1,763,840
U.S. Cellular Corp.	6.70%		12/15/2033		2,459	2,685,259
Verizon Communications, Inc.	3.01% (3 Mo. LIBOR + 1.10%	)#	5/15/2025		26,351	26,859,421
Total						93,214,703

Transportation: Miscellaneous 0.87%
Burlington Northern Santa Fe LLC	5.75%		5/1/2040		3,399	4,629,865
Burlington Northern Santa Fe LLC	6.15%		5/1/2037		2,449	3,452,975
Canadian Pacific Railway Co. (Canada)(d)	7.125%		10/15/2031		1,292	1,817,376
Canadian Pacific Railway Co. (Canada)(d)	9.45%		8/1/2021		500	557,988
CSX Transportation, Inc.	7.875%		5/15/2043		511	792,001
FedEx Corp.	4.95%		10/17/2048		2,594	2,876,086
Kansas City Southern	4.20%		11/15/2069		4,675	4,822,426
Navios South American Logistics, Inc./Navios Logistics Finance US, Inc. (Uruguay)†(d)	7.25%		5/1/2022		973	952,627
Norfolk Southern Corp.	5.59%		5/17/2025		2,991	3,490,319
Total						23,391,663
Total Corporate Bonds (cost $1,979,484,397)						2,061,065,601

FLOATING RATE LOANS(g) 1.40%

Beverages 0.17%
Keurig Dr Pepper Inc. Term Loan	2.763% (3 Mo. LIBOR + .95%	)	2/8/2023		4,742	4,682,901	(h)

See Notes to Financial Statements.	207

Schedule of Investments (continued)

INCOME FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Diversified Media 0.12%
AP NMT Acquisition BV USD 1st Lien Term Loan (Netherlands)(d)	7.835% (3 Mo. LIBOR + 5.75%	)	8/13/2021	$2,135	$2,144,778
AP NMT Acquisition BV USD 2nd Lien Term Loan (Netherlands)(d)	11.089% (3 Mo. LIBOR + 9.00%	)	8/13/2022	1,069	1,078,262
Total					3,223,040

Drugs 0.19%
NVA Holdings, Inc. Term Loan B3	6.50% (3 Mo. LIBOR + 2.75%	)	2/2/2025	5,095	5,094,554

Electric: Power 0.24%
Pacific Gas & Electric Company DIP Delayed Draw Term Loan	2.25%		12/31/2020	147	147,735	(h)
Pacific Gas & Electric Company DIP Term Loan	4.02% (1 Mo. LIBOR + 2.25%	)	12/31/2020	441	443,205	(h)
Pacific Gas & Electric Company Revolver	–	(i)	4/27/2022	5,984	5,807,025
Total					6,397,965

Entertainment 0.06%
Caesars Entertainment Operating Company Exit Term Loan	3.702% (1 Mo. LIBOR + 2.00%	)	10/7/2024	1,657	1,660,598

Gaming/Leisure 0.04%
Eldorado Resorts, Inc. Term Loan	4.00% (1 Mo. LIBOR + 2.25%) - 4.06%		4/17/2024	1,124	1,125,276

Leisure 0.07%
Hayward Industries, Inc. 1st Lien Term Loan	–	(i)	8/4/2024	2,000	1,970,630

Lodging 0.24%
Wyndham Hotels & Resorts, Inc. Term Loan B	3.452% (1 Mo. LIBOR + 1.75%	)	5/30/2025	6,467	6,504,966

Metal Fabricating 0.05%
Doncasters Finance US LLC 2nd Lien Term Loan	10.354% (3 Mo. LIBOR + 8.25%	)	10/9/2020	959	265,053
Doncasters Finance US LLC USD Term Loan	5.604% (3 Mo. LIBOR + 3.5%	)	4/9/2020	1,383	989,652
Total					1,254,705

208	See Notes to Financial Statements.

Schedule of Investments (continued)

INCOME FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
Miscellaneous 0.04%
UTEX Industries Inc. 1st Lien Term loan 2014	5.702% (1 Mo. LIBOR + 4.00%	)	5/22/2021	$716		$513,572
UTEX Industries Inc. 2nd Lien Term Loan 2014	8.952% (1 Mo. LIBOR + 7.25%	)	5/22/2022	1,275		612,000
Total						1,125,572

Retail 0.18%
Panera Bread Company Term Loan A	3.563% (1 Mo. LIBOR + 1.75%	)	7/18/2022	4,851		4,743,820
Total Floating Rate Loans (cost $39,773,397)						37,784,027

FOREIGN GOVERNMENT OBLIGATIONS 0.64%

Bahamas 0.24%
Commonwealth of Bahamas†(d)	6.00%		11/21/2028	1,809		1,979,222
Commonwealth of Bahamas†(d)	6.95%		11/20/2029	4,000		4,520,000
Total						6,499,222

Bermuda 0.40%
Government of Bermuda†	3.717%		1/25/2027	10,439		10,912,487
Total Foreign Government Obligations (cost $17,041,581)						17,411,709

GOVERNMENT SPONSORED ENTERPRISES COLLATERALIZED MORTGAGE OBLIGATIONS 0.43%
Federal Home Loan Mortgage Corp. 1020 S IO(j)	900.95%	#(k)	12/15/2020	–	(l)	35
Federal Home Loan Mortgage Corp. 1032 O IO(j)	544.714%		12/15/2020	–	(l)	46
Federal Home Loan Mortgage Corp. 1046 I IO(j)	1009.00%		2/15/2021	–	(l)	4
Federal Home Loan Mortgage Corp. 1058 I IO(j)	1008.50%		4/15/2021	–	(l)	15
Federal Home Loan Mortgage Corp. 1059 U IO(j)	409.00%		4/15/2021	–	(l)	25
Federal Home Loan Mortgage Corp. 1066 S IO(j)	1195.607%		4/15/2021	–	(l)	99
Federal Home Loan Mortgage Corp. 1082 D IO(j)	1007.78%		5/15/2021	–	(l)	26
Federal Home Loan Mortgage Corp. 1095 A PO	Zero Coupon		6/15/2021	–	(l)	141
Federal Home Loan Mortgage Corp. 1137 M IO(j)	1185.497%		9/15/2021	–	(l)	53
Federal Home Loan Mortgage Corp. 1148 F PO	Zero Coupon		10/15/2021	–	(l)	105
Federal Home Loan Mortgage Corp. 1180 G IO(j)	1008.40%		11/15/2021	–	(l)	85
Federal Home Loan Mortgage Corp. 1200 IB IO(j)	1007.00%		2/15/2022	–	(l)	23
Federal Home Loan Mortgage Corp. 1241 X IO(j)	982.654%		4/15/2022	–	(l)	22
Federal Home Loan Mortgage Corp. 1363 B PO	Zero Coupon		8/15/2022	8		8,072
Federal Home Loan Mortgage Corp. 1372 C PO	Zero Coupon		9/15/2022	1		723
Federal Home Loan Mortgage Corp. 141 A PO	Zero Coupon		7/1/2022	–	(l)	57
Federal National Mortgage Assoc. 133 1 PO	Zero Coupon		4/25/2022	–	(l)	191
Federal National Mortgage Assoc. 1991-158 E IO(j)	1008.00%	#(k)	12/25/2021	–	(l)	68

See Notes to Financial Statements.	209

Schedule of Investments (continued)

INCOME FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
GOVERNMENT SPONSORED ENTERPRISES COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Federal National Mortgage Assoc. 94 2 IO(j)	9.50%		8/25/2021	$–	(l)	$26
Government National Mortgage Assoc. 2013-48 IO(j)	0.623%	#(k)	7/16/2054	14,431		584,355
Government National Mortgage Assoc. 2017-41 AS	2.60%		6/16/2057	4,886		4,920,071
Government National Mortgage Assoc. 2017-86 AS	2.75%		2/16/2058	1,995		2,019,306
Government National Mortgage Assoc. 2017-89 AB	2.60%		7/16/2058	1,670		1,680,521
Government National Mortgage Assoc. 2017-90 AS	2.70%		7/16/2057	2,295		2,319,596
Total Government Sponsored Enterprises Collateralized Mortgage Obligations (cost $11,345,567)						11,533,665

GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGH 0.26%
Federal Home Loan Mortgage Corp. (cost $7,083,380)	4.00%		10/1/2049	6,531		7,077,353

MUNICIPAL BONDS 0.52%

Miscellaneous
Illinois	5.10%		6/1/2033	1,935		2,084,227
Illinois	5.52%		4/1/2038	660		721,512
North Texas Tollway Auth	8.41%		2/1/2030	1,950		2,574,098
North Texas Tollway Authority	8.91%		2/1/2030	7,500		7,586,325
State of Illinois	4.95%		6/1/2023	1,130		1,181,831
Total Municipal Bonds (cost $13,353,368)						14,147,993

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 1.68%
BBCMS Mortgage Trust 2019-BWAY C†	3.41% (1 Mo. LIBOR + 1.61%	)#	11/25/2034	3,950		3,929,876
BX Commercial Mortgage Trust 2019-XL D†	3.215% (1 Mo. LIBOR + 1.45%	)#	10/15/2036	7,030		7,043,619
BX Commercial Mortgage Trust 2019-XL E†	3.565% (1 Mo. LIBOR + 1.80%	)#	10/15/2036	5,950		5,963,678
BX Commercial Mortgage Trust 2019-XL F†	3.765% (1 Mo. LIBOR + 2.00%	)#	10/15/2036	6,615		6,632,460
Commercial Mortgage Pass-Through Certificates 2015-PC1 C	4.584%	#(k)	7/10/2050	1,776		1,855,211
Commercial Mortgage Pass-Through Certificates 2016-COR1 AM	3.494%		10/10/2049	1,254		1,313,104
GS Mortgage Securities Trust 2013-G1 A2 IO(j)	0.33%	#(k)	11/10/2048	30,000		378,900
GS Mortgage Securities Trust 2013-GC12 XA IO(j)	1.557%	#(k)	6/10/2046	21,866		887,207
GS Mortgage Securities Trust 2013-GC12 XB IO(j)	0.655%	#(k)	6/10/2046	47,400		828,547
GS Mortgage Securities Trust 2015-GC32 C	4.557%	#(k)	7/10/2048	1,022		1,086,245
Hudsons Bay Simon JV Trust 2015-HB10 XB10 IO†(j)	0.723%	#(k)	8/5/2034	16,028		493,342
Hudsons Bay Simon JV Trust 2015-HB7 XB7 IO†(j)	0.665%	#(k)	8/5/2034	18,308		248,440

210	See Notes to Financial Statements.

Schedule of Investments (continued)

INCOME FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 1.68%
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C19 XA IO(j)	0.909%	#(k)	4/15/2047	$3,423	$75,017
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C19 XB IO(j)	0.441%	#(k)	4/15/2047	1,896	27,234
JPMorgan Chase Commercial Mortgage Securities Trust 2015-C30 C	4.41%	#(k)	7/15/2048	1,674	1,723,619
Merrill Lynch Mortgage Investors Trust 2006-AF2 AF1	6.25%		10/25/2036	686	575,683
PFP Ltd. 2019-6 C†(a)	4.014% (1 Mo. LIBOR + 2.10%	)#	4/14/2037	4,576	4,584,959
Sequoia Mortgage Trust 2012-4 A3	2.069%	#(k)	9/25/2042	293	289,797
VMC Finance LLC 2019-FL3 A†	2.863% (1 Mo. LIBOR + 1.10%	)#	9/15/2036	2,844	2,847,361
Wells Fargo Commercial Mortgage Trust 2013-LC12 D†	4.42%	#(k)	7/15/2046	2,256	2,009,624
Wells Fargo Commercial Mortgage Trust 2017-C41 AS	3.785%	#(k)	11/15/2050	2,089	2,247,474
WF-RBS Commercial Mortgage Trust 2014-C20 XA IO(j)	1.124%	#(k)	5/15/2047	10,367	354,069
WF-RBS Commercial Mortgage Trust 2014-C20 XB IO(j)	0.734%	#(k)	5/15/2047	2,617	66,229
Total Non-Agency Commercial Mortgage-Backed Securities (cost $44,916,483)					45,461,695

	Dividend Rate			Shares (000)

PREFERRED STOCK 0.00%

Oil
Templar Energy LLC (cost $867,377)	Zero Coupon			92	–	(m)

	Interest Rate			Principal Amount (000)

U.S. TREASURY OBLIGATIONS 6.09%
U.S. Treasury Bond	2.25%		8/15/2049	$8,004	8,076,536
U.S. Treasury Bond	2.75%		11/15/2047	1,446	1,609,014
U.S. Treasury Bond	3.625%		8/15/2043	1,821	2,306,019
U.S. Treasury Note	1.50%		11/30/2024	113,136	112,453,206
U.S. Treasury Note	1.75%		11/15/2029	35,225	35,139,001
U.S. Treasury Note	2.875%		11/15/2021	4,974	5,090,870
Total U.S. Treasury Obligations (cost $163,837,587)					164,674,646
Total Long-Term Investments (cost $2,447,761,913)					2,526,271,034

See Notes to Financial Statements.	211

Schedule of Investments (continued)

INCOME FUND November 30, 2019

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
SHORT-TERM INVESTMENTS 6.84%

COMMERCIAL PAPER 4.82%

Chemicals 0.34%
CABOT Corp.	1.876%	12/2/2019	$600	$600,000
FMC Corp.	2.133%	12/27/2019	8,500	8,487,604
Total				9,087,604

Drugs 0.40%
Mylan NV	2.15%	12/2/2019	8,750	8,750,000
Mylan NV	2.182%	12/6/2019	2,019	2,018,518
Total				10,768,518

Electric: Power 0.18%
Hawaiian Electric Industries, Inc.	2.069%	12/4/2019	4,500	4,499,490
Hawaiian Electric Industries, Inc.	2.153%	12/23/2019	464	463,426
Total				4,962,916

Electrical Equipment 0.13%
Broadcom, Inc.	2.224%	12/5/2019	996	995,818
Broadcom, Inc.	2.228%	1/7/2020	2,520	2,514,481
Total				3,510,299

Electronics 0.22%
JABIL, Inc.	2.345%	2/24/2020	6,000	5,967,800	(n)

Financial Services 0.77%
Syngenta Wilmington Inc.	2.334%	12/10/2019	1,114	1,113,152
Syngenta Wilmington Inc.	2.334%	12/10/2019	12,000	11,993,867
Syngenta Wilmington Inc.	2.337%	12/11/2019	508	508,072
Syngenta Wilmington Inc.	2.337%	12/27/2019	2,215	2,211,805
Syngenta Wilmington Inc.	2.338%	12/17/2019	2,311	2,308,533
Syngenta Wilmington Inc.	2.492%	12/13/2019	500	499,626
Syngenta Wilmington Inc.	2.492%	12/16/2019	1,307	1,306,058
Syngenta Wilmington Inc.	2.854%	12/16/2019	800	799,129
Total				20,740,242

Food 0.19%
Kroger Co.	2.028%	12/2/2019	5,000	5,000,000

Health Care Products 0.35%
Boston Scientific Corp.	1.927%	12/3/2019	9,500	9,499,499

212	See Notes to Financial Statements.

Schedule of Investments (continued)

INCOME FUND November 30, 2019

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Household Equipment/Products 0.49%
Newell Rubbermaid, Inc.	2.435%	12/9/2019	$1,386	$1,385,353
Newell Rubbermaid, Inc.	2.436%	12/5/2019	2,055	2,054,589
Newell Rubbermaid, Inc.	2.436%	12/6/2019	911	910,757
Newell Rubbermaid, Inc.	2.436%	12/10/2019	1,143	1,142,390
Newell Rubbermaid, Inc.	2.437%	12/16/2019	1,794	1,792,326
Newell Rubbermaid, Inc.	2.437%	12/17/2019	5,820	5,814,180
Total				13,099,595

Leisure 0.21%
Royal Caribbean Cruise Ltd.	1.978%	12/2/2019	3,003	3,003,000
Royal Caribbean Cruise Ltd.	2.189%	1/9/2020	1,390	1,386,846
Royal Caribbean Cruise Ltd.	2.189%	1/14/2020	1,390	1,386,430
Total				5,776,276

Machinery: Agricultural 0.26%
BAT International Finance plc	2.05%	12/4/2019	2,030	2,029,772
BAT International Finance plc	2.082%	12/23/2019	5,000	4,994,021
Total				7,023,793

Manufacturing 0.33%
Pentair Finance Sarl	2.079%	12/2/2019	9,000	9,000,000

Media 0.04%
Viacom, Inc.	2.079%	12/2/2019	1,155	1,155,000

Natural Gas 0.08%
National Fuel Gas Co.	2.132%	12/3/2019	100	99,994
National Fuel Gas Co.	2.132%	12/4/2019	100	99,988
National Fuel Gas Co.	2.132%	12/9/2019	217	216,911
National Fuel Gas Co.	2.133%	12/11/2019	369	368,806
National Fuel Gas Co.	2.133%	12/18/2019	231	230,785
ONEOK, Inc.	1.927%	12/3/2019	1,102	1,101,942
Total				2,118,426

Oil 0.02%
Encana Corp.	2.238%	1/14/2020	250	249,343
Encana Corp.	2.29%	1/10/2020	250	249,391
Total				498,734

Oil: Crude Producers 0.71%
Enable Midstream Partners LP	2.27%	1/27/2020	1,848	1,841,590
Energy Transfer Partners	2.028%	12/2/2019	2,000	2,000,000
Energy Transfer Partners	2.079%	12/2/2019	11,000	11,000,000

See Notes to Financial Statements.	213

Schedule of Investments (continued)

INCOME FUND November 30, 2019

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
Oil: Crude Producers (continued)
Energy Transfer Partners	2.079%	12/4/2019		$2,000	$1,999,772
Energy Transfer Partners	2.079%	12/4/2019		2,320	2,319,736
Total					19,161,098

Retail 0.10%
AutoNation, Inc.	1.988%	12/2/2019		1,328	1,328,190
AutoNation, Inc.	1.988%	12/3/2019		831	830,735
Canadian Tire Corp Ltd.	1.927%	12/2/2019		404	404,000
Canadian Tire Corp Ltd.	2.079%	12/2/2019		250	250,000
Total					2,812,925
Total Commercial Paper (cost $130,175,364)					130,182,725

FOREIGN BOND 1.27%

Japan
Japan Treasury Discount Bill (cost $35,111,640)	Zero Coupon	1/8/2020	JPY	3,750,000	34,277,700

REPURCHASE AGREEMENT 0.75%
Repurchase Agreement dated 11/29/2019, 0.85% due 12/2/2019 with Fixed Income Clearing Corp. collateralized by $20,910,000 of U.S. Treasury Note at 1.125% due 9/30/2021 value: $20,740,169; proceeds: $20,333,004 (cost $20,331,564)				$20,332	20,331,564
Total Short-Term Investments (cost $185,618,568)					184,791,989
Total Investments in Securities 100.27% (cost $2,633,380,481)					2,711,063,023
Less Unfunded Loan Commitments (0.01%) (cost $(147,000)					(147,735)
Net Investments 100.26% (cost $2,633,233,481)					2,710,915,288
Liabilities in Excess of Cash, Foreign Cash and Other Assets(o) (0.26%)					(7,145,469)
Net Assets 100.00%					$2,703,769,819

BRL	Brazilian real.
EUR	euro.
JPY	Japanese yen.
MXN	Mexican peso.
IO	Interest Only.
LIBOR	London Interbank Offered Rate.
PIK	Payment-in-kind.
PO	Principal Only.
Units	More than one class of securities traded together.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At November 30, 2019, the total value of Rule 144A securities was $864,736,198, which represents 31.98% of net assets.
#	Variable rate security. The interest rate represents the rate in effect at November 30, 2019.
*	Non-income producing security.
(a)	Securities purchased on a when-issued basis. (See Note 2(i))

214	See Notes to Financial Statements.

Schedule of Investments (continued)

INCOME FUND November 30, 2019

(b)	Variable Rate is Fixed to Float: Rate remains fixed until designated future date.
(c)	Investment in non-U.S. dollar denominated securities.
(d)	Foreign security traded in U.S. dollars.
(e)	Security is perpetual in nature and has no stated maturity.
(f)	Defaulted (non-income producing security).
(g)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at November 30, 2019.
(h)	Level 3 Investment as described in Note 2(t) in the Notes to Financials. Floating Rate Loans categorized as Level 3 are valued based on a single quotation obtained from a dealer. Accounting principles generally accepted in the United States of America do not require the Fund to create quantitative unobservable inputs that were not developed by the Fund. Therefore, the Fund does not have access to unobservable inputs and cannot disclose such inputs in the valuation.
(i)	Interest rate to be determined.
(j)	IOettes. These securities represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO’s, however, a nominal amount of principal is assigned to an IOette. This amount is very small in relation to the interest flow that constitutes almost all of the IOette cash flow. The stated price and coupon are linked to that small principal amount and therefore appear unusually large.
(k)	Interest rate is based on the weighted average interest rates of the underlying mortgages within the mortgage pool.
(l)	Amount is less than $1,000.
(m)	Level 3 Investment as described in Note 2(t) in the Notes to Financials. Security valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.
(n)	Level 3 Investment as described in Note 2(t) in the Notes to Financials. Security fair valued by the Pricing Committee.
(o)	Liabilities in Excess of Cash, Foreign Cash and Other Assets include net unrealized appreciation/depreciation on forward foreign currency exchange contracts, futures contracts and swaps as follows:

Credit Default Swaps on Indexes Buy – Protection at November 30, 2019(1):

Referenced Index*	Swap Counterparty	Fund Pays (Quarterly)	Termination Date	Notional Amount	Notional Value	Payments Upfront(2)	Unrealized Depreciation(3)	Credit Default Swap Agreements Payable at Fair Value(4)
Markit CMBX. NA.AAA.8	Morgan Stanley	.50%	10/17/2057	$8,877,000	$8,769,224	$397,992	$(505,768)	$(107,776)

*	The Referenced Index is for the Credit Default Swaps on Indexes, which is comprised of a basket of commercial mortgage-backed securities.
(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities.
(2)	Upfront payments received are presented net of amortization.
(3)	Total unrealized appreciation on Credit Default Swaps on Indexes amounted to $0. Total unrealized depreciation on Credit Default Swaps on Indexes amounted to $(505,768).
(4)	Includes upfront payments paid.

See Notes to Financial Statements.	215

Schedule of Investments (continued)

INCOME FUND November 30, 2019

Open Forward Foreign Currency Exchange Contracts at November 30, 2019:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation
euro	Sell	State Street Bank and Trust	12/9/2019	6,266,000	$6,961,103	$6,906,347	$54,756
Japanese yen	Sell	Bank of America	1/8/2020	3,739,000,000	35,224,636	34,272,080	952,556
Mexican peso	Sell	BNP Paribas S.A.	2/14/2020	33,000,000	1,696,847	1,669,105	27,742
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$1,035,054

Open Futures Contracts at November 30, 2019:

Type	Expiration	Contracts	Position	Notional Amount		Notional Value		Unrealized Appreciation
Euro-Schatz	December 2019	76	Short	EUR	(8,558,605)	EUR	(8,510,480)	$53,025
U.S. 10-Year Treasury Note	March 2020	55	Short		$(7,124,982)		$(7,114,766)	10,216
U.S. 10-Year Ultra Treasury Note	March 2020	1,035	Short		(147,350,393)		(147,196,406)	153,987
Total Unrealized Appreciation on Open Futures Contracts								$217,228

Type	Expiration	Contracts	Position	Notional Amount		Notional Value		Unrealized Depreciation
U.S. 2-Year Treasury Note	March 2020	1,121	Long		$241,682,634		$241,671,837	$(10,797)
U.S. 5-Year Treasury Note	March 2020	1,396	Long		166,191,943		166,080,375	(111,568)
U.S. Long Bond	March 2020	187	Long		29,908,662		29,727,156	(181,506)
U.S. Ultra Treasury Bond	March 2020	328	Long		61,742,835		$61,571,750	(171,085)
Total Unrealized Depreciation on Open Futures Contracts								$(474,956)

216	See Notes to Financial Statements.

Schedule of Investments (continued)

INCOME FUND November 30, 2019

The following is a summary of the inputs used as of November 30, 2019 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Asset-Backed Securities	$–	$166,915,726	$–	$166,915,726
Common Stocks
Oil	83,112	88,747	–	171,859
Remaining Industries	–	26,760	–	26,760
Corporate Bonds	–	2,061,065,601	–	2,061,065,601
Floating Rate Loans
Beverages	–	–	4,682,901	4,682,901
Electric: Power	–	5,807,025	590,940	6,397,965
Less Unfunded Commitments	–	–	(147,735)	(147,735)
Remaining Industries	–	26,703,161	–	26,703,161
Foreign Government Obligations	–	17,411,709	–	17,411,709
Government Sponsored Enterprises Collateralized Mortgage Obligations	–	11,533,665	–	11,533,665
Government Sponsored Enterprises Pass-Through	–	7,077,353	–	7,077,353
Municipal Bonds	–	14,147,993	–	14,147,993
Non-Agency Commercial Mortgage-Backed Securities	–	45,461,695	–	45,461,695
Preferred Stock	–	–	–	–
U.S. Treasury Obligations	–	164,674,646	–	164,674,646
Short-Term Investments
Commercial Paper	–	124,214,925	5,967,800	130,182,725
Foreign Bond	–	34,277,700	–	34,277,700
Repurchase Agreement	–	20,331,564	–	20,331,564
Total	$83,112	$2,699,738,270	$11,093,906	$2,710,915,288
Other Financial Instruments
Credit Default Swap Contracts
Assets	$–	$–	$–	$–
Liabilities	–	(107,776)	–	(107,776)
Forward Foreign Currency Exchange Contracts
Assets	–	1,035,054	–	1,035,054
Liabilities	–	–	–	–
Futures Contracts
Assets	217,228	–	–	217,228
Liabilities	(474,956)	–	–	(474,956)
Total	$(257,728)	$927,278	$–	$669,550

(1)	Refer to Note 2(t) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. Each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

See Notes to Financial Statements.	217

Schedule of Investments (concluded)

INCOME FUND November 30, 2019

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

Investment Type	Commercial Paper	Floating Rate Loans	Preferred Stock
Balance as of December 1, 2018	$–	$–	$–
Accrued Discounts (Premiums)	–	114	–
Realized Gain (Loss)	–	207	–
Change in Unrealized Appreciation (Depreciation)	–	(55,189)	(276,047)
Purchases	5,967,800	6,294,795	21,221
Sales	–	(1,113,821)	–
Transfers into Level 3	–	–	254,826
Transfers out of Level 3	–	–	–
Balance as of November 30, 2019	$5,967,800	$5,126,106	$–
Change in unrealized appreciation/depreciation for the year ended November 30, 2019, related to Level 3 investments held at November 30, 2019	$–	$(55,189)	$(276,047)

218	See Notes to Financial Statements.

Schedule of Investments

INFLATION FOCUSED FUND November 30, 2019

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
LONG-TERM INVESTMENTS 97.24%

ASSET-BACKED SECURITIES 24.89%

Automobiles 9.14%
ACC Trust 2018-1 A†	3.70%	12/21/2020	$88	$87,951
ACC Trust 2019-1 A†	3.75%	5/20/2022	507	510,290
AmeriCredit Automobile Receivables Trust 2016-1 D	3.59%	2/8/2022	899	908,379
AmeriCredit Automobile Receivables Trust 2016-2 C	2.87%	11/8/2021	1,170	1,172,861
AmeriCredit Automobile Receivables Trust 2016-3 B	1.80%	10/8/2021	299	298,805
AmeriCredit Automobile Receivables Trust 2017-2 C	2.97%	3/20/2023	1,456	1,473,046
AmeriCredit Automobile Receivables Trust 2017-3 B	2.24%	6/19/2023	649	649,985
AmeriCredit Automobile Receivables Trust 2017-4 A3	2.04%	7/18/2022	1,270	1,270,071
AmeriCredit Automobile Receivables Trust 2017-4 B	2.36%	12/19/2022	816	818,520
Arivo Acceptance Auto Loan Receivables Trust 2019-1 A†	2.99%	7/15/2024	892	892,031
Avid Automobile Receivables Trust 2018-1 A†	2.84%	8/15/2023	277	277,745
Avis Budget Rental Car Funding AESOP LLC 2015-2A†	2.63%	12/20/2021	283	284,160
Bank of The West Auto Trust 2017-1 A3†	2.11%	1/15/2023	1,470	1,470,605
Bank of The West Auto Trust 2017-1 A4†	2.33%	9/15/2023	506	506,468
California Republic Auto Receivables Trust 2015-3 A4	2.13%	5/17/2021	55	55,457
California Republic Auto Receivables Trust 2015-4 A4†	2.58%	6/15/2021	67	67,091
California Republic Auto Receivables Trust 2015-4 B†	3.73%	11/15/2021	417	418,838
California Republic Auto Receivables Trust 2016-1 A4	2.24%	10/15/2021	327	327,386
California Republic Auto Receivables Trust 2016-2 A4	1.83%	12/15/2021	113	113,141
California Republic Auto Receivables Trust 2018-1 A3	3.14%	8/15/2022	1,862	1,871,872
Capital Auto Receivables Asset Trust 2016-2 B	2.11%	3/22/2021	41	41,053
Capital Auto Receivables Asset Trust 2017-1 A3†	2.02%	8/20/2021	193	193,221
Capital Auto Receivables Asset Trust 2017-1 A4†	2.22%	3/21/2022	334	334,453

See Notes to Financial Statements.	219

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2019

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
Automobiles (continued)
Capital Auto Receivables Asset Trust 2018-2 A3†	3.27%	6/20/2023	$1,703		$1,718,063
CarMax Auto Owner Trust 2016-4 A3	1.40%	8/15/2021	131		130,631
CarMax Auto Owner Trust 2016-4 A4	1.60%	6/15/2022	331		329,910
CarMax Auto Owner Trust 2017-3 A3	1.97%	4/15/2022	2,464		2,464,675
CarMax Auto Owner Trust 2017-3 A4	2.22%	11/15/2022	794		796,734
CarMax Auto Owner Trust 2017-3 B	2.44%	2/15/2023	373		375,127
CarMax Auto Owner Trust 2017-3 C	2.72%	5/15/2023	454		456,753
CarMax Auto Owner Trust 2017-4 A3	2.11%	10/17/2022	2,198		2,200,006
CarMax Auto Owner Trust 2019-3 A2A	2.21%	12/15/2022	2,990		2,996,695
Carvana Auto Receivables Trust 2019-2A C†	3.00%	6/17/2024	591		594,093
Chesapeake Funding II LLC 2017-2A A1†	1.99%	5/15/2029	666		666,025
Chesapeake Funding II LLC 2017-3A A1†	1.91%	8/15/2029	1,531		1,529,901
Chesapeake Funding II LLC 2017-4A A1†	2.12%	11/15/2029	1,279		1,279,142
CPS Auto Receivables Trust 2016-B D†	6.58%	3/15/2022	220		227,778
CPS Auto Receivables Trust 2017-C B†	2.30%	7/15/2021	–	(a)	32
CPS Auto Receivables Trust 2017-D†	3.73%	9/15/2023	229		232,568
CPS Auto Receivables Trust 2017-D B†	2.43%	1/18/2022	69		69,266
CPS Auto Receivables Trust 2018-B C†	3.58%	3/15/2023	408		413,034
CPS Auto Receivables Trust 2019-A C†	3.89%	12/16/2024	110		112,880
CPS Auto Receivables Trust 2019-C†	2.84%	6/16/2025	181		182,230
CPS Auto Receivables Trust 2019-C D†	3.17%	6/16/2025	181		182,626
CPS Auto Receivables Trust 2019-D B†	2.35%	11/15/2023	551		550,101
CPS Auto Receivables Trust 2019-D C†	2.54%	8/15/2024	667		665,291
Drive Auto Receivables Trust 2015-DA D†	4.59%	1/17/2023	554		555,174
Drive Auto Receivables Trust 2016-BA D†	4.53%	8/15/2023	681		689,604
Drive Auto Receivables Trust 2016-CA D†	4.18%	3/15/2024	475		480,900
Drive Auto Receivables Trust 2017-2 C	2.75%	9/15/2023	134		134,391
Drive Auto Receivables Trust 2017-2 D	3.49%	9/15/2023	3,913		3,947,886
Drive Auto Receivables Trust 2017-BA D†	3.72%	10/17/2022	551		553,568
Drive Auto Receivables Trust 2018-3 C	3.72%	9/16/2024	2,439		2,461,504
Drive Auto Receivables Trust 2018-4 B	3.36%	10/17/2022	1,031		1,033,018
Drive Auto Receivables Trust 2018-4 C	3.66%	11/15/2024	2,468		2,493,764
Drive Auto Receivables Trust 2018-4 D	4.09%	1/15/2026	701		719,025
Drive Auto Receivables Trust 2019-2 B	3.17%	11/15/2023	638		645,692
Drive Auto Receivables Trust 2019-2 C	3.42%	6/16/2025	1,238		1,266,562
Drive Auto Receivables Trust 2019-2 D	3.69%	8/17/2026	717		734,467
Drive Auto Receivables Trust 2019-3 A2A	2.63%	9/15/2022	1,907		1,910,914
Drive Auto Receivables Trust 2019-4 C	2.51%	11/17/2025	1,289		1,291,494

220	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2019

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Automobiles (continued)
Drive Auto Receivables Trust 2019-4 D	2.70%	2/16/2027	$1,080	$1,079,006
Exeter Automobile Receivables Trust 2017-3A B†	2.81%	9/15/2022	1,005	1,008,415
Exeter Automobile Receivables Trust 2019-4A B†	2.30%	12/15/2023	885	883,523
First Investors Auto Owner Trust 2018-1A B†	3.51%	5/15/2023	265	268,176
First Investors Auto Owner Trust 2018-2A C†	4.03%	1/15/2025	318	328,486
First Investors Auto Owner Trust 2018-2A D†	4.28%	1/15/2025	202	209,499
Flagship Credit Auto Trust 2017-4 A†	2.07%	4/15/2022	286	285,673
Flagship Credit Auto Trust 2018-3 A†	3.07%	2/15/2023	3,095	3,110,369
Ford Credit Auto Owner Trust 2015-1 A†	2.12%	7/15/2026	6,384	6,385,323
Ford Credit Auto Owner Trust 2016-2 A†	2.03%	12/15/2027	1,082	1,082,228
Ford Credit Auto Owner Trust 2017-2 A†	2.36%	3/15/2029	1,417	1,429,433
Ford Credit Auto Owner Trust 2018-2 A†	3.47%	1/15/2030	3,076	3,208,406
Ford Credit Auto Owner Trust 2019-C A2A	1.88%	7/15/2022	1,744	1,744,625
GM Financial Automobile Leasing Trust 2017 2 B	2.43%	6/21/2021	215	215,105
GM Financial Consumer Automobile Receivables Trust 2019-1 B	3.37%	8/16/2024	416	429,889
Hyundai Auto Receivables Trust 2019-B A2	1.93%	7/15/2022	951	952,027
Prestige Auto Receivables Trust 2019-1A D†	3.01%	8/15/2025	241	243,671
Santander Drive Auto Receivables Trust 2016-1 D	4.02%	4/15/2022	282	284,289
Santander Drive Auto Receivables Trust 2017-2 C	2.79%	8/15/2022	1,135	1,137,227
Santander Drive Auto Receivables Trust 2017-2 D	3.49%	7/17/2023	2,007	2,030,305
Santander Drive Auto Receivables Trust 2017-3 C	2.76%	12/15/2022	417	418,536
Santander Drive Auto Receivables Trust 2018-3 A3	3.03%	2/15/2022	230	230,233
Santander Drive Auto Receivables Trust 2018-4 C	3.56%	7/15/2024	1,127	1,144,147
Santander Drive Auto Receivables Trust 2018-5 B	3.52%	12/15/2022	1,801	1,813,103
Santander Drive Auto Receivables Trust 2018-5 C	3.81%	12/16/2024	1,668	1,693,745
Santander Drive Auto Receivables Trust 2019-3 C	2.49%	10/15/2025	1,483	1,486,364
Santander Retail Auto Lease Trust 2019-B D†	3.31%	6/20/2024	1,010	1,016,070
TCF Auto Receivables Owner Trust 2015-2A B†	3.00%	9/15/2021	127	127,460
TCF Auto Receivables Owner Trust 2015-2A C†	3.75%	12/15/2021	136	136,076
TCF Auto Receivables Owner Trust 2015-2A D†	4.24%	8/15/2022	2,369	2,370,937
TCF Auto Receivables Owner Trust 2016-1A A4†	2.03%	2/15/2022	584	583,760
TCF Auto Receivables Owner Trust 2016-1A B†	2.32%	6/15/2022	622	621,652
TCF Auto Receivables Owner Trust 2016-1A C†	2.51%	9/15/2022	172	171,777
TCF Auto Receivables Owner Trust 2016-PT1A A†	1.93%	6/15/2022	294	293,892
Toyota Auto Receivables Owner Trust 2016-D A3	1.23%	10/15/2020	5	4,952
Westlake Automobile Receivables Trust 2018-3A A2A†	2.98%	1/18/2022	1,539	1,541,871

See Notes to Financial Statements.	221

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Automobiles (continued)
Westlake Automobile Receivables Trust 2019-2A A2A†	2.57%		2/15/2023	$2,825	$2,835,397
Westlake Automobile Receivables Trust 2019-2A D†	3.20%		11/15/2024	1,216	1,234,038
Westlake Automobile Receivables Trust 2019-3A B†	2.41%		10/15/2024	1,145	1,146,551
Westlake Automobile Receivables Trust 2019-3A C†	2.49%		10/15/2024	1,114	1,116,750
World Omni Auto Receivables Trust 2018-D A4	3.44%		12/16/2024	842	873,804
World Omni Automobile Lease Securitization Trust 2017-A B	2.48%		8/15/2022	77	77,024
World Omni Select Auto Trust 2018-1A B†	3.68%		7/15/2023	340	345,466
World Omni Select Auto Trust 2018-1A D†	4.13%		1/15/2025	1,242	1,277,438
World Omni Select Auto Trust 2019-A C	2.38%		12/15/2025	282	280,956
World Omni Select Auto Trust 2019-A D	2.59%		12/15/2025	628	625,454
Total					100,918,081

Credit Cards 3.96%
American Express Credit Account Master Trust 2017-3 A	1.77%		11/15/2022	1,480	1,479,499
Barclays Dryrock Issuance Trust 2017-2 A	2.065% (1 Mo. LIBOR + .30%	)#	5/15/2023	4,767	4,771,595
Capital One Multi-Asset Execution Trust 2017-A1	2.00%		1/17/2023	401	401,130
Citibank Credit Card Issuance Trust 2014-A1	2.88%		1/23/2023	1,198	1,212,076
Continental Credit Card 2016-1A C†	11.33%		1/15/2025	126	130,472	(b)
Discover Card Execution Note Trust 2019-A3 A	1.89%		10/15/2024	1,481	1,482,735
First National Master Note Trust 2017-2 A	2.205% (1 Mo. LIBOR + .44%	)#	10/16/2023	2,550	2,553,693
Golden Credit Card Trust 2018-4A A†	3.44%		10/15/2025	2,703	2,839,840
Master Credit Card Trust 2019-1A B†	3.57%		7/21/2022	231	233,663
Master Credit Card Trust II Series 2018-1A A†	2.212% (1 Mo. LIBOR + .49%	)#	7/21/2024	1,254	1,254,030
Perimeter Master Note Business Trust 2019-1A A†	4.31%		12/15/2022	2,543	2,557,355	(b)
Perimeter Master Note Business Trust 2019-1A B†	6.02%		12/15/2022	500	507,702	(b)
Synchrony Credit Card Master Note Trust 2015-1 A	2.37%		3/15/2023	550	550,482
Synchrony Credit Card Master Note Trust 2015-1 B	2.64%		3/15/2023	5,076	5,078,940
Synchrony Credit Card Master Note Trust 2016-2 A	2.21%		5/15/2024	3,905	3,922,481
Synchrony Credit Card Master Note Trust 2016-2 B	2.55%		5/15/2024	693	696,887
Synchrony Credit Card Master Note Trust 2017-1 B	2.19%		6/15/2023	4,413	4,411,829
Synchrony Credit Card Master Note Trust 2017-2 B	2.82%		10/15/2025	999	1,013,690
World Financial Network Credit Card Master Trust 2015-B A	2.55%		6/17/2024	1,112	1,115,810

222	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Credit Cards (continued)
World Financial Network Credit Card Master Trust 2016-A	2.03%		4/15/2025	$2,704	$2,704,162
World Financial Network Credit Card Master Trust 2018-C A	3.55%		8/15/2025	3,881	3,985,768
World Financial Network Credit Card Master Trust 2018-C M	3.95%		8/15/2025	743	764,490
Total					43,668,329

Home Equity 0.00%
New Century Home Equity Loan Trust 2005-A A6	4.679%		8/25/2035	48	48,435

Other 11.79%
Ally Master Owner Trust 2018-4 A	3.30%		7/17/2023	7,204	7,350,012
ALM VII Ltd. 2012-7A A1A2†	3.171% (3 Mo. LIBOR + 1.17%	)#	7/15/2029	1,250	1,249,334
Ammc Clo Ltd. 2016-19A CR†	4.551% (3 Mo. LIBOR + 2.55%	)#	10/16/2028	750	742,556
Amur Equipment Finance Receivables VI LLC 2018-2A A2†	3.89%		7/20/2022	1,488	1,513,111
Amur Equipment Finance Receivables VII LLC 2019-1A A2†	2.63%		6/20/2024	1,297	1,305,419
Anchorage Capital CLO 3-R Ltd. 2014-3RA A†	2.986% (3 Mo. LIBOR + 1.05%	)#	1/28/2031	970	965,640
Anchorage Capital CLO 4-R Ltd. 2014-4RA A†	2.986% (3 Mo. LIBOR + 1.05%	)#	1/28/2031	1,212	1,206,448
Apex Credit CLO Ltd. 2016-1A AS1R†	3.236% (3 Mo. LIBOR + 1.30%	)#	10/27/2028	1,536	1,536,630
Arbor Realty Commercial Real Estate Notes Ltd. 2018-FL1 A†	2.915% (1 Mo. LIBOR + 1.15%	)#	6/15/2028	1,020	1,021,132
Ares XLI Clo Ltd. 2016-41A AR†	3.201% (3 Mo. LIBOR + 1.20%	)#	1/15/2029	2,500	2,498,223
Ascentium Equipment Receivables 2019-1A A2†	2.84%		6/10/2022	1,889	1,901,150
Ascentium Equipment Receivables Trust 2017-1A A3†	2.29%		6/10/2021	220	220,605
Avery Point V CLO Ltd. 2014-5A AR†	2.982% (3 Mo. LIBOR + .98%	)#	7/17/2026	321	321,272
Benefit Street Partners CLO IV Ltd. 2014-IVA A1RR†	3.216% (3 Mo. LIBOR + 1.25%	)#	1/20/2029	1,000	1,000,034
Benefit Street Partners CLO IV Ltd. 2014-IVA A2RR†	3.716% (3 Mo. LIBOR + 1.75%	)#	1/20/2029	1,000	1,000,337
BlueMountain CLO Ltd. 2012-2A AR2†	2.949% (3 Mo. LIBOR + 1.05%	)#	11/20/2028	2,293	2,291,598

See Notes to Financial Statements.	223

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
Other (continued)
Carlyle Global Market Strategies CLO Ltd. 2013-2A AR†	2.893% (3 Mo. LIBOR + .89%	)#	1/18/2029		$938	$930,993
Colombia Cent CLO Ltd. 2018-27A A2A†	3.54% (3 Mo. LIBOR + 1.60%	)#	10/25/2028		281	278,711
Colony American Finance Ltd. 2018-1 A†	3.804%		6/15/2051		1,456	1,507,499
Conn’s Receivables Funding LLC 2018-A†	3.25%		1/15/2023		158	158,324
Conn’s Receivables Funding LLC 2019-B A†	2.66%		6/17/2024		1,409	1,410,794
Diamond Resorts Owner Trust 2016-1 A†	3.08%		11/20/2028		60	60,637
Diamond Resorts Owner Trust 2018-1 A†	3.70%		1/21/2031		1,486	1,514,467
Diamond Resorts Owner Trust 2018-1 B†	4.19%		1/21/2031		889	909,883
DLL LLC 2018-1 A3†	3.10%		4/18/2022		3,362	3,383,253
DLL LLC 2018-1 A4†	3.27%		4/17/2026		2,007	2,054,471
DLL Securitization Trust 2017-A A3†	2.14%		12/15/2021		737	736,960
DLL Securitization Trust 2017-A A4†	2.43%		11/17/2025		1,233	1,239,226
DRB Prime Student Loan Trust 2015-D A2	3.20%		1/25/2040		35	35,879
Dryden XXV Senior Loan Fund 2012-25A BRR†	3.336% (3 Mo. LIBOR + 1.35%	)#	10/15/2027		1,865	1,849,004
Elm CLO Ltd. 2014-1A BRR†	3.752% (3 Mo. LIBOR + 1.75%	)#	1/17/2029		2,500	2,500,968
Engs Commercial Finance Trust 2016-1A A2†	2.63%		2/22/2022		83	83,488
ENVA LLC 2019-A A†	3.96%		6/22/2026		500	500,032
Fairstone Financial Issuance Trust I 2019-1A A†(c)	3.948%		3/21/2033	CAD	503	381,406
Fairstone Financial Issuance Trust I 2019-1A B†(c)	5.084%		3/21/2033	CAD	226	171,483	(b)
Fairstone Financial Issuance Trust I 2019-1A C†(c)	6.299%		3/21/2033	CAD	426	322,680	(b)
Fairstone Financial Issuance Trust I 2019-1A D†(c)	7.257%		3/21/2033	CAD	252	191,114	(b)
Ford Credit Floorplan Master Owner Trust 2015-2 A1	1.98%		1/15/2022		499	498,987
Ford Credit Floorplan Master Owner Trust 2017-2 A1	2.16%		9/15/2022		2,028	2,030,557
Ford Credit Floorplan Master Owner Trust 2019-1 A	2.84%		3/15/2024		3,754	3,814,454
Ford Credit Floorplan Master Owner Trust 2019-2 A	3.06%		4/15/2026		2,482	2,568,848
FREED ABS TRUST 2018-2 A†	3.99%		10/20/2025		1,377	1,387,376
Greystone Commercial Real Estate Notes Ltd. 2018-HC1 A†	3.315% (1 Mo. LIBOR + 1.55%	)#	9/15/2028		2,699	2,692,521
Greystone Commercial Real Estate Notes Ltd. 2018-HC1 AS†	3.915% (1 Mo. LIBOR + 2.15%	)#	9/15/2028		824	821,893
Halcyon Loan Advisors Funding Ltd. 2015-2A AR†	3.02% (3 Mo. LIBOR + 1.08%	)#	7/25/2027		963	963,584

224	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Other (continued)
Halcyon Loan Advisors Funding Ltd. 2015-2A BR†	3.59% (3 Mo. LIBOR + 1.65%	)#	7/25/2027	$667	$664,471
Hyundai Floorplan Master Owner Trust 2019-1 A†	2.68%		4/15/2024	2,664	2,700,544
Jamestown CLO VII Ltd. 2015-7A A1R†	2.77% (3 Mo. LIBOR + .83%	)#	7/25/2027	1,642	1,637,647
Jamestown CLO VII Ltd. 2015-7A A2R†	3.24% (3 Mo. LIBOR + 1.30%	)#	7/25/2027	944	931,483
KREF Ltd. 2018-FL1 A†	2.863% (1 Mo. LIBOR + 1.10%	)#	6/15/2036	490	490,245
LCM XXIV Ltd. 24A A†	3.276% (3 Mo. LIBOR + 1.31%	)#	3/20/2030	1,808	1,808,464
LMREC, Inc. 2019-CRE3 A†	3.567% (1 Mo. LIBOR + 1.40%	)#	12/22/2035	2,938	2,943,092
Madison Park Funding XVI Ltd. 2015-16A A2R†	3.866% (3 Mo. LIBOR + 1.90%	)#	4/20/2026	340	341,002
Magnetite XVIII Ltd. 2016-18A AR†	2.99% (3 Mo. LIBOR + 1.08%	)#	11/15/2028	1,663	1,656,799
Mercedes-Benz Master Owner Trust 2019-BA A†	2.61%		5/15/2024	2,181	2,213,020
Mountain Hawk III CLO Ltd. 2014-3A AR†	3.203% (3 Mo. LIBOR + 1.20%	)#	4/18/2025	912	912,554
Mountain View CLO X Ltd. 2015-10A AR†	2.821% (3 Mo. LIBOR + .82%	)#	10/13/2027	605	603,119
MVW Owner Trust 2017-1A A†	2.42%		12/20/2034	172	172,380
N-Star REL CDO VIII Ltd. 2006-8A B†	2.94% (1 Mo. LIBOR + .42%	)#	2/1/2041	1,600	1,551,987
NextGear Floorplan Master Owner Trust 2017-1A A2†	2.54%		4/18/2022	2,071	2,073,684
NextGear Floorplan Master Owner Trust 2018-2A A2†	3.69%		10/15/2023	1,846	1,899,229
NextGear Floorplan Master Owner Trust 2018-2A B†	4.01%		10/15/2023	736	754,944
Nissan Master Owner Trust Receivables 2017-B A	2.195% (1 Mo. LIBOR + .43%	)#	4/18/2022	1,684	1,685,292
Northwoods Capital Corp./Northwoods Capital Ltd. 2019-20A A1†(d)	Zero Coupon (3 Mo. LIBOR + 1.32%	)#	1/25/2030	417	417,000
Northwoods Capital Corp./Northwoods Capital Ltd. 2019-20A B†(d)	Zero Coupon (3 Mo. LIBOR + 2.00%	)#	1/25/2030	676	676,000
Oaktree CLO 2014-1A A1R†	3.195% (3 Mo. LIBOR + 1.29%	)#	5/13/2029	719	719,575
Oaktree CLO Ltd. 2015-1A A1R†	2.836% (3 Mo. LIBOR + .87%	)#	10/20/2027	769	766,758
OCP CLO Ltd. 2015-10A A2AR†	3.236% (3 Mo. LIBOR + 1.30%	)#	10/26/2027	645	640,453

See Notes to Financial Statements.	225

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Other (continued)
OCP CLO Ltd. 2016-12A A1R†	3.123% (3 Mo. LIBOR + 1.12%	)#	10/18/2028	$1,499	$1,499,613
OCP CLO Ltd. 2016-12A A2R†	3.603% (3 Mo. LIBOR + 1.60%	)#	10/18/2028	1,103	1,103,736
OneMain Financial Issuance Trust 2018-2A A†	3.57%		3/14/2033	210	217,649
Orange Lake Timeshare Trust 2019-A†	3.06%		4/9/2038	406	409,697
Orec Ltd. 2018-CRE1 A†	2.945% (1 Mo. LIBOR + 1.18%	)#	6/15/2036	2,675	2,675,141
OZLM VIII Ltd. 2014-8A A1RR†	3.172% (3 Mo. LIBOR + 1.17%	)#	10/17/2029	718	715,225
Palmer Square Loan Funding Ltd. 2018-1A A1†	2.601% (3 Mo. LIBOR + .60%	)#	4/15/2026	1,739	1,732,076
Palmer Square Loan Funding Ltd. 2018-5A A1†	2.816% (3 Mo. LIBOR + .85%	)#	1/20/2027	2,254	2,247,824
Palmer Square Loan Funding Ltd. 2018-5A A2†	3.366% (3 Mo. LIBOR + 1.40%	)#	1/20/2027	667	655,908
Parallel Ltd. 2015-1A AR†	2.816% (3 Mo. LIBOR + .85%	)#	7/20/2027	2,674	2,667,913
PFS Financing Corp. 2018-A A†	2.165% (1 Mo. LIBOR + .40%	)#	2/17/2022	593	592,799
PFS Financing Corp. 2018-B A†	2.89%		2/15/2023	2,372	2,394,097
Planet Fitness Master Issuer LLC 2018-1A A2II†	4.666%		9/5/2048	648	678,152
Ready Capital Mortgage Financing LLC 2018-FL2 A†	2.558% (1 Mo. LIBOR + .85%	)#	6/25/2035	1,026	1,026,113
Regatta VI Funding Ltd. 2016-1A AR†	3.046% (3 Mo. LIBOR + 1.08%	)#	7/20/2028	1,410	1,410,532
Salem Fields CLO Ltd. 2016-2A A2R†	3.64% (3 Mo. LIBOR + 1.70%	)#	10/25/2028	1,227	1,228,035
SCF Equipment Leasing LLC 2018-1A A2†	3.63%		10/20/2024	1,688	1,710,803
SCF Equipment Leasing LLC 2019-1A A1†	3.04%		3/20/2023	1,052	1,055,582
SCF Equipment Leasing LLC 2019-1A A2†	3.23%		10/20/2024	1,907	1,923,249
SCF Equipment Leasing LLC 2019-2A A1†	2.22%		6/20/2024	1,361	1,362,767
SCF Equipment Leasing LLC 2019-2A A2†	2.47%		4/20/2026	2,107	2,109,334
Seneca Park CLO Ltd. 2014-1A AR†	3.122% (3 Mo. LIBOR + 1.12%	)#	7/17/2026	246	245,722
SLM Private Education Loan Trust 2010-A 2A†	5.015% (1 Mo. LIBOR + 3.25%	)#	5/16/2044	11	10,615
SLM Student Loan Trust 2011-1 A1	2.228% (1 Mo. LIBOR + .52%	)#	3/25/2026	22	22,388
SoFi Professional Loan Program LLC 2017-C A2A†	1.75%		7/25/2040	11	10,639
SoFi Professional Loan Program LLC 2017-E A2A†	1.86%		11/26/2040	671	670,693
Thacher Park CLO Ltd. 2014-1A AR†	3.126% (3 Mo. LIBOR + 1.16%	)#	10/20/2026	1,881	1,882,630

226	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)			Fair Value
Other (continued)
Towd Point Asset Trust 2018-SL1 A†	2.308% (1 Mo. LIBOR + .60%	)#	1/25/2046		$1,760		$1,736,290
Towd Point Mortgage Trust 2019-HY2 A1†	2.708% (1 Mo. LIBOR + 1.00%	)#	5/25/2058		1,456		1,463,844
TPG Real Estate Finance Issuer Ltd. 2018-FL2 A†	2.893% (1 Mo. LIBOR + 1.13%	)#	11/15/2037		1,622		1,622,811
West CLO Ltd. 2014-2A A1AR†	2.871% (3 Mo. LIBOR + .87%	)#	1/16/2027		2,188		2,184,498
WhiteHorse VIII Ltd. 2014-1A BR†	3.359% (3 Mo. LIBOR + 1.45%	)#	5/1/2026		1,501		1,501,367
Total							130,150,477
Total Asset-Backed Securities (cost $272,717,312)							274,785,322

				Shares (000)

COMMON STOCKS 0.00%

Electric: Power 0.00%
Eneva SA*(c)				BRL	–	(a)	3,334

Oil 0.00%
Dommo Energia SA*(c)				BRL	4		9,738
Templar Energy LLC Class A Units					10		1,289
Total							11,027
Total Common Stocks (cost $121,647)							14,361

				Principal Amount (000)

CONVERTIBLE BOND 0.08%

Real Estate Investment Trusts
VEREIT, Inc. (cost $877,315)	3.75%		12/15/2020		$870		882,898

CORPORATE BONDS 40.57%

Aerospace/Defense 0.52%
Arconic, Inc.	5.40%		4/15/2021		197		203,118
Arconic, Inc.	5.125%		10/1/2024		603		657,731
Bombardier, Inc. (Canada)†(e)	6.00%		10/15/2022		648		651,240
Bombardier, Inc. (Canada)†(e)	6.125%		1/15/2023		2,387		2,426,147

See Notes to Financial Statements.	227

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Aerospace/Defense (continued)
Bombardier, Inc. (Canada)†(e)	8.75%		12/1/2021	$1,383	$1,500,209
Embraer Overseas Ltd.†	5.696%		9/16/2023	306	336,345
Total					5,774,790

Air Transportation 0.24%
Air Canada 2015-1 Class B Pass-Through Trust (Canada)†(e)	3.875%		9/15/2024	276	278,977
Air Canada 2015-2 Class B Pass-Through Trust (Canada)†(e)	5.00%		6/15/2025	161	167,347
American Airlines 2013-1 Class B Pass-Through Trust†	5.625%		7/15/2022	245	250,303
American Airlines 2014-1 Class B Pass-Through Trust	4.375%		4/1/2024	1,071	1,107,749
Continental Airlines Pass-Through Trust 2012-1 Class B	6.25%		10/11/2021	37	37,608
United Airlines 2014-1 Class B Pass-Through Trust	4.75%		10/11/2023	163	168,462
US Airways 2012-2 Class B Pass-Through Trust	6.75%		12/3/2022	25	26,433
US Airways 2013-1 Class B Pass-Through Trust	5.375%		5/15/2023	573	598,363
Total					2,635,242

Auto Parts: Original Equipment 0.35%
Nexteer Automotive Group Ltd.†	5.875%		11/15/2021	1,200	1,220,986
Titan International, Inc.	6.50%		11/30/2023	437	362,891
ZF North America Capital, Inc.†	4.00%		4/29/2020	669	672,120
ZF North America Capital, Inc.†	4.50%		4/29/2022	150	154,844
ZF North America Capital, Inc.†	4.75%		4/29/2025	1,423	1,488,423
Total					3,899,264

Automotive 1.56%
Daimler Finance North America LLC†	2.452% (3 Mo. LIBOR + .55%	)#	5/4/2021	500	500,789
Daimler Finance North America LLC†	2.55%		8/15/2022	576	579,970
Ford Motor Credit Co. LLC	2.979%		8/3/2022	300	299,085
Ford Motor Credit Co. LLC	3.065% (3 Mo. LIBOR + .93%	)#	9/24/2020	968	969,163
Ford Motor Credit Co. LLC	3.219%		1/9/2022	475	476,380
Ford Motor Credit Co. LLC	3.339%		3/28/2022	200	201,229
Ford Motor Credit Co. LLC	5.584%		3/18/2024	845	904,485
Ford Motor Credit Co. LLC	5.875%		8/2/2021	3,072	3,216,646
General Motors Financial Co., Inc.	3.15%		6/30/2022	166	168,860

228	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Shares (000)	Fair Value
Automotive (continued)
General Motors Financial Co., Inc.	3.70%		5/9/2023	$557	$573,361
General Motors Financial Co., Inc.	3.95%		4/13/2024	1,117	1,161,339
General Motors Financial Co., Inc.	4.20%		3/1/2021	2,300	2,349,021
General Motors Financial Co., Inc.	4.25%		5/15/2023	280	293,692
General Motors Financial Co., Inc.	5.10%		1/17/2024	1,801	1,947,231
Hyundai Capital America†	3.00%		6/20/2022	213	215,065
Hyundai Capital America†	3.25%		9/20/2022	636	646,928
Hyundai Capital America†	3.45%		3/12/2021	280	283,695
Hyundai Capital Services, Inc. (South Korea)†(e)	3.00%		8/29/2022	1,074	1,082,923
Nissan Motor Acceptance Corp.†	2.794% (3 Mo. LIBOR + .69%	)#	9/28/2022	550	549,057
Volkswagen Group of America Finance LLC†	4.25%		11/13/2023	787	839,060
Total					17,257,979

Banks: Regional 5.12%
ABN AMRO Bank NV (Netherlands)(e)	6.25%		4/27/2022	2,533	2,734,317
AIB Group plc (Ireland)†(e)	4.263% (3 Mo. LIBOR + 1.87%	)#	4/10/2025	712	751,935
AIB Group plc (Ireland)†(e)	4.75%		10/12/2023	665	711,052
Akbank T.A.S. (Turkey)†(e)	5.00%		10/24/2022	600	600,181
ASB Bank Ltd. (New Zealand)†(e)	3.75%		6/14/2023	1,018	1,066,273
Associated Bank NA	3.50%		8/13/2021	995	1,012,648
Banco de Credito del Peru (Peru)†(e)	2.70%		1/11/2025	374	372,597
Bank of America Corp.	2.456% (3 Mo. LIBOR + .87%	)#	10/22/2025	909	912,270
Bank of America Corp.	4.00%		1/22/2025	1,007	1,072,091
Bank of Ireland Group plc (Ireland)†(e)	4.50%		11/25/2023	912	969,210
Barclays Bank plc (United Kingdom)†(e)	10.179%		6/12/2021	2,148	2,394,849
BBVA Bancomer SA†	6.50%		3/10/2021	205	214,686
CIT Group, Inc.	4.75%		2/16/2024	96	102,720
Citigroup, Inc.	2.626% (3 Mo. LIBOR + .69%	)#	10/27/2022	1,324	1,334,118
Citigroup, Inc.	3.352% (3 Mo. LIBOR + .90%	)#	4/24/2025	1,130	1,171,780
Citigroup, Inc.	4.05%		7/30/2022	812	848,231
Danske Bank A/S (Denmark)†(e)	2.75%		9/17/2020	1,008	1,012,340
Danske Bank A/S (Denmark)†(e)	3.001% (3 Mo. LIBOR + 1.25%	)#	9/20/2022	718	722,880
Danske Bank A/S (Denmark)†(e)	5.00%		1/12/2022	1,109	1,164,295
Danske Bank A/S (Denmark)†(e)	5.375%		1/12/2024	364	400,135
Discover Bank	3.35%		2/6/2023	477	491,734
Goldman Sachs Group, Inc. (The)	2.707% (3 Mo. LIBOR + .78	)#	10/31/2022	691	695,702

See Notes to Financial Statements.	229

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Banks: Regional (continued)
Goldman Sachs Group, Inc. (The)	2.908% (3 Mo. LIBOR + 1.05%	)#	6/5/2023	$1,507	$1,529,596
Goldman Sachs Group, Inc. (The)	3.272% (3 Mo. LIBOR + 1.20%	)#	9/29/2025	563	582,854
ING Bank NV (Netherlands)†(e)	5.80%		9/25/2023	559	620,180
Intesa Sanpaolo SpA (Italy)†(e)	6.50%		2/24/2021	2,138	2,235,222
Lloyds Bank plc (United Kingdom)†(e)	6.50%		9/14/2020	3,451	3,561,792
Macquarie Bank Ltd. (Australia)†(e)	6.625%		4/7/2021	294	310,634
Macquarie Group Ltd. (Australia)†(e)	3.189% (3 Mo. LIBOR + 1.02%	)#	11/28/2023	871	890,371
Macquarie Group Ltd. (Australia)†(e)	4.15% (3 Mo. LIBOR + 1.33%	)#	3/27/2024	1,393	1,465,572
Manufacturers & Traders Trust Co.	2.906% (1 Mo. LIBOR + 1.22%	)#	12/28/2020	346	346,211
Morgan Stanley	2.72% (SOFR + 1.15%	)#	7/22/2025	638	645,869
Morgan Stanley	4.10%		5/22/2023	404	427,053
NBK SPC Ltd. (United Arab Emirates)†(e)	2.75%		5/30/2022	960	968,591
Nordea Bank Abp (Finland)†(e)	4.25%		9/21/2022	505	528,678
Nordea Bank Abp (Finland)†(e)	4.875%		5/13/2021	1,768	1,831,898
Popular, Inc.	6.125%		9/14/2023	504	542,009
Royal Bank of Scotland Group plc (United Kingdom)(e)	6.125%		12/15/2022	435	472,294
Santander UK Group Holdings plc (United Kingdom)(e)	3.373% (3 Mo. LIBOR + 1.08%	)#	1/5/2024	1,011	1,027,732
Standard Chartered Bank Hong Kong Ltd. (Hong Kong)(e)	5.875%		6/24/2020	555	564,768
Standard Chartered plc (United Kingdom)†(e)	4.247% (3 Mo. LIBOR + 1.15%	)#	1/20/2023	1,578	1,631,506
Swedbank AB (Sweden)†(e)	2.80%		3/14/2022	837	846,036
Synovus Financial Corp.	3.125%		11/1/2022	1,470	1,487,162
Toronto-Dominion Bank (The) (Canada)(e)	2.437% (3 Mo. LIBOR + .53	)#	12/1/2022	892	894,856
Turkiye Halk Bankasi AS (Turkey)†(e)	3.875%		2/5/2020	218	216,478
Turkiye Vakiflar Bankasi TAO (Turkey)†(e)	5.625%		5/30/2022	1,267	1,258,815
Turkiye Vakiflar Bankasi TAO (Turkey)†(e)	5.75%		1/30/2023	364	357,311
UBS AG	7.625%		8/17/2022	4,406	4,972,634
UBS AG (Switzerland)(e)	5.125%		5/15/2024	1,839	1,982,813
UBS Group AG (Switzerland)†(e)	3.13% (3 Mo. LIBOR + 1.22%	)#	5/23/2023	1,085	1,099,818
Wells Fargo & Co.	2.406% (3 Mo. LIBOR + .83%	)#	10/30/2025	1,356	1,353,702

230	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Banks: Regional (continued)
Zions Bancorp N.A.	3.35%		3/4/2022	$1,046	$1,070,214
Total					56,478,713

Beverages 0.08%
Keurig Dr Pepper, Inc.	3.20%		11/15/2021	880	893,451

Building Materials 0.82%
Boral Finance Pty Ltd. (Australia)†(e)	3.00%		11/1/2022	412	413,873
CPG Merger Sub LLC†	8.00%		10/1/2021	887	886,645
Griffon Corp.	5.25%		3/1/2022	1,961	1,982,479
Holcim US Finance Sarl & Cie SCS (Luxembourg)†(e)	6.00%		12/30/2019	4,248	4,259,263
Martin Marietta Materials, Inc.	2.549% (3 Mo. LIBOR + .65%	)#	5/22/2020	230	230,326
Owens Corning	4.20%		12/1/2024	1,254	1,322,161
Total					9,094,747

Business Services 0.55%
Adani Ports & Special Economic Zone Ltd. (India)†(e)	3.375%		7/24/2024	500	505,519
Adani Ports & Special Economic Zone Ltd. (India)†(e)	3.95%		1/19/2022	500	511,588
Ashtead Capital, Inc.†	5.625%		10/1/2024	810	835,041
Capitol Investment Merger Sub 2 LLC†	10.00%		8/1/2024	194	194,081
Equifax, Inc.	2.78% (3 Mo. LIBOR + .87%	)#	8/15/2021	1,872	1,877,992
IHS Markit Ltd. (United Kingdom)(e)	3.625%		5/1/2024	348	363,267
IHS Markit Ltd. (United Kingdom)(e)	4.125%		8/1/2023	172	182,248
Laureate Education, Inc.†	8.25%		5/1/2025	213	230,570
Refinitiv US Holdings, Inc.†	8.25%		11/15/2026	436	488,876
Sotera Health Topco, Inc. PIK 8.875%†	8.125%		11/1/2021	888	886,224
Total					6,075,406

Chemicals 0.51%
Blue Cube Spinco LLC	9.75%		10/15/2023	177	192,928
CNAC HK Finbridge Co. Ltd. (Hong Kong)(e)	3.00%		7/19/2020	200	200,739
CNAC HK Finbridge Co. Ltd. (Hong Kong)(e)	3.50%		7/19/2022	600	609,329
DuPont de Nemours, Inc.	4.205%		11/15/2023	350	373,979
Equate Petrochemical BV (Netherlands)†(e)	3.00%		3/3/2022	200	200,773
NOVA Chemicals Corp. (Canada)†(e)	5.25%		8/1/2023	495	499,945
Nutrien Ltd. (Canada)(e)	3.375%		3/15/2025	765	792,919
SABIC Capital II BV (Netherlands)†(e)	4.00%		10/10/2023	695	731,623
Syngenta Finance NV (Netherlands)†(e)	3.698%		4/24/2020	700	702,190
Syngenta Finance NV (Netherlands)†(e)	3.933%		4/23/2021	1,026	1,044,175

See Notes to Financial Statements.	231

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Chemicals (continued)
Syngenta Finance NV (Netherlands)†(e)	4.441%		4/24/2023	$250	$260,719
Total					5,609,319

Computer Hardware 0.55%
Dell International LLC/EMC Corp.†	4.00%		7/15/2024	184	192,181
Dell International LLC/EMC Corp.†	5.45%		6/15/2023	3,739	4,056,035
Hewlett Packard Enterprise Co.	2.807% (3 Mo. LIBOR + .68%	)#	3/12/2021	1,098	1,102,691
HT Global IT Solutions Holdings Ltd. (Mauritius)†(e)	7.00%		7/14/2021	700	722,925
Total					6,073,832

Computer Software 0.73%
Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 Sarl/Greeneden US Ho†	10.00%		11/30/2024	1,001	1,079,819
Infor US, Inc.	6.50%		5/15/2022	303	309,452
Informatica LLC†	7.125%		7/15/2023	1,075	1,095,145
RP Crown Parent LLC†	7.375%		10/15/2024	477	495,085
Solera LLC/Solera Finance, Inc.†	10.50%		3/1/2024	1,751	1,827,589
Sophia LP/Sophia Finance, Inc.†	9.00%		9/30/2023	1,245	1,282,867
TIBCO Software, Inc.†	11.375%		12/1/2021	1,883	1,945,374
Total					8,035,331

Construction/Homebuilding 0.53%
D.R. Horton, Inc.	2.50%		10/15/2024	858	858,377
D.R. Horton, Inc.	4.375%		9/15/2022	330	346,026
D.R. Horton, Inc.	4.75%		2/15/2023	152	162,562
D.R. Horton, Inc.	5.75%		8/15/2023	1,592	1,757,359
M/I Homes, Inc.	6.75%		1/15/2021	2,026	2,039,473
William Lyon Homes, Inc.	7.00%		8/15/2022	141	141,441
Williams Scotsman International, Inc.†	7.875%		12/15/2022	488	510,112
Total					5,815,350

Containers 0.28%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA	5.75%		10/15/2020	3,108	3,115,543

Drugs 1.49%
AbbVie, Inc.†	2.60%		11/21/2024	1,679	1,688,522
AbbVie, Inc.	3.75%		11/14/2023	778	818,273
Bayer US Finance II LLC†	2.75%		7/15/2021	1,014	1,018,393

232	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Drugs (continued)
Bayer US Finance II LLC†	3.129% (3 Mo. LIBOR + 1.01%	)#	12/15/2023	$1,125	$1,130,779
Bayer US Finance II LLC†	3.875%		12/15/2023	3,870	4,061,732
Cardinal Health, Inc.	3.079%		6/15/2024	1,722	1,761,184
Cardinal Health, Inc.	3.50%		11/15/2024	1,505	1,568,062
Cigna Corp.	2.489% (3 Mo. LIBOR + .35%	)#	3/17/2020	153	153,090
Cigna Corp.	3.75%		7/15/2023	2,054	2,148,509
CVS Health Corp.	4.00%		12/5/2023	431	455,900
Elanco Animal Health, Inc.	3.912%		8/27/2021	464	475,833
Elanco Animal Health, Inc.	4.272%		8/28/2023	1,070	1,120,438
Total					16,400,715

Electric: Power 3.08%
AES Corp. (The)	4.875%		5/15/2023	573	584,454
Ausgrid Finance Pty Ltd. (Australia)†(e)	3.85%		5/1/2023	2,235	2,325,976
CenterPoint Energy, Inc.	2.50%		9/1/2024	584	584,486
Comision Federal de Electricidad (Mexico)†(e)	4.875%		5/26/2021	396	409,028
Comision Federal de Electricidad (Mexico)†(e)	4.875%		1/15/2024	1,397	1,493,274
Dominion Energy, Inc.	2.715%		8/15/2021	552	555,685
Dominion Energy, Inc.	3.071%		8/15/2024	2,196	2,251,757
Dominion Energy, Inc.	4.104%		4/1/2021	1,445	1,479,021
DTE Energy Co.	2.529%		10/1/2024	1,687	1,689,112
Duquesne Light Holdings, Inc.†	5.90%		12/1/2021	353	375,556
Duquesne Light Holdings, Inc.†	6.40%		9/15/2020	572	589,360
Enel Finance International NV (Netherlands)†(e)	2.65%		9/10/2024	877	877,910
Enel Finance International NV (Netherlands)†(e)	2.75%		4/6/2023	1,010	1,018,538
Enel Finance International NV (Netherlands)†(e)	2.875%		5/25/2022	2,250	2,273,839
Enel Finance International NV (Netherlands)†(e)	4.25%		9/14/2023	472	499,509
Evergy, Inc.	2.45%		9/15/2024	368	368,586
FirstEnergy Transmission LLC†	4.35%		1/15/2025	405	437,309
Georgia Power Co.	2.20%		9/15/2024	733	729,837
Jersey Central Power & Light Co.†	4.70%		4/1/2024	491	534,187
NextEra Energy Capital Holdings, Inc.	2.382% (3 Mo. LIBOR + .48%	)#	5/4/2021	653	654,174
NRG Energy, Inc.†	3.75%		6/15/2024	953	982,918
Origin Energy Finance Ltd. (Australia)†(e)	5.45%		10/14/2021	2,207	2,326,384
PNM Resources, Inc.	3.25%		3/9/2021	546	552,903
PPL Capital Funding, Inc.	3.50%		12/1/2022	430	443,806
PPL WEM Ltd./Western Power Distribution Ltd. (United Kingdom)†(e)	5.375%		5/1/2021	1,181	1,218,169

See Notes to Financial Statements.	233

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Electric: Power (continued)
Puget Energy, Inc.	5.625%		7/15/2022	$490	$524,178
Puget Energy, Inc.	6.00%		9/1/2021	729	775,241
San Diego Gas & Electric Co.	1.914%		2/1/2022	194	190,692
SCANA Corp.	4.125%		2/1/2022	481	492,798
SCANA Corp.	4.75%		5/15/2021	781	799,066
SCANA Corp.	6.25%		4/1/2020	346	349,547
Sempra Energy	2.501% (3 Mo. LIBOR + .50%	)#	1/15/2021	716	716,033
Sempra Energy	4.05%		12/1/2023	465	493,711
TransAlta Corp. (Canada)(e)	4.50%		11/15/2022	1,861	1,919,328
Vistra Operations Co. LLC†	3.55%		7/15/2024	2,469	2,492,936
Total					34,009,308

Electrical Equipment 0.97%
Broadcom Corp./Broadcom Cayman Finance Ltd.	2.65%		1/15/2023	296	296,487
Broadcom Corp./Broadcom Cayman Finance Ltd.	3.00%		1/15/2022	2,124	2,148,380
Broadcom Corp./Broadcom Cayman Finance Ltd.	3.625%		1/15/2024	1,095	1,127,172
Broadcom, Inc.†	3.125%		10/15/2022	1,249	1,270,429
Broadcom, Inc.†	3.625%		10/15/2024	2,754	2,832,593
KLA Corp.	4.65%		11/1/2024	348	382,506
NXP BV/NXP Funding LLC (Netherlands)†(e)	3.875%		9/1/2022	1,500	1,552,850
NXP BV/NXP Funding LLC (Netherlands)†(e)	4.625%		6/1/2023	797	850,142
NXP BV/NXP Funding LLC (Netherlands)†(e)	4.875%		3/1/2024	247	268,369
Total					10,728,928

Electronics 0.11%
Trimble, Inc.	4.15%		6/15/2023	944	992,595
Trimble, Inc.	4.75%		12/1/2024	247	267,732
Total					1,260,327

Energy Equipment & Services 0.06%
Greenko Mauritius Ltd. (India)†(e)	6.25%		2/21/2023	695	712,504

Entertainment 0.35%
Eldorado Resorts, Inc.	7.00%		8/1/2023	500	523,958
Enterprise Development Authority (The)†	12.00%		7/15/2024	443	504,096
Scientific Games International, Inc.	6.25%		9/1/2020	674	675,517
Scientific Games International, Inc.	6.625%		5/15/2021	1,149	1,168,131
Scientific Games International, Inc.	10.00%		12/1/2022	925	950,437
Total					3,822,139

234	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Financial Services 2.53%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(e)	3.50%		5/26/2022	$273	$280,552
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(e)	4.875%		1/16/2024	272	294,982
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(e)	5.00%		10/1/2021	390	408,849
Air Lease Corp.	4.25%		2/1/2024	591	631,592
Aircastle Ltd.	4.40%		9/25/2023	1,323	1,403,141
Aircastle Ltd.	5.00%		4/1/2023	1,479	1,586,693
Aircastle Ltd.	5.50%		2/15/2022	1,298	1,380,905
Aircastle Ltd.	7.625%		4/15/2020	530	540,411
Ally Financial, Inc.	3.875%		5/21/2024	431	449,139
Avolon Holdings Funding Ltd. (Ireland)†(e)	5.125%		10/1/2023	1,021	1,100,449
Avolon Holdings Funding Ltd. (Ireland)†(e)	5.25%		5/15/2024	740	806,241
GE Capital International Funding Co. Unlimited Co. (Ireland)(e)	2.342%		11/15/2020	304	303,763
Global Aircraft Leasing Co. Ltd. PIK 7.25%†	6.50%		9/15/2024	655	671,572
International Lease Finance Corp.	8.25%		12/15/2020	2,944	3,125,985
International Lease Finance Corp.	8.625%		1/15/2022	2,533	2,858,480
Jefferies Financial Group, Inc.	5.50%		10/18/2023	1,938	2,115,650
Jefferies Group LLC	6.875%		4/15/2021	2,140	2,264,381
Muthoot Finance Ltd. (India)†(e)	6.125%		10/31/2022	500	515,875
Nationstar Mortgage Holdings, Inc.†	8.125%		7/15/2023	2,048	2,196,460
Navient Corp.	5.875%		3/25/2021	511	529,626
Navient Corp.	6.625%		7/26/2021	915	971,968
Park Aerospace Holdings Ltd. (Ireland)†(e)	3.625%		3/15/2021	348	352,402
Park Aerospace Holdings Ltd. (Ireland)†(e)	4.50%		3/15/2023	1,721	1,807,248
Park Aerospace Holdings Ltd. (Ireland)†(e)	5.25%		8/15/2022	333	354,616
Park Aerospace Holdings Ltd. (Ireland)†(e)	5.50%		2/15/2024	850	931,302
Total					27,882,282

Food 0.22%
General Mills, Inc.	3.012% (3 Mo. LIBOR + 1.01%	)#	10/17/2023	377	382,406
Ingles Markets, Inc.	5.75%		6/15/2023	485	495,908
JBS USA LUX SA/JBS USA Finance, Inc.†	5.875%		7/15/2024	457	471,738
Smithfield Foods, Inc.†	2.65%		10/3/2021	26	25,824
Smithfield Foods, Inc.†	2.70%		1/31/2020	386	385,994
Smithfield Foods, Inc.†	3.35%		2/1/2022	629	632,777
Total					2,394,647

See Notes to Financial Statements.	235

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Health Care Products 0.07%
Becton Dickinson & Co.	2.979% (3 Mo. LIBOR + .88%	)#	12/29/2020	$671	$671,427
Kinetic Concepts, Inc./KCI USA, Inc.†	12.50%		11/1/2021	129	134,534
Total					805,961

Health Care Services 1.21%
Acadia Healthcare Co., Inc.	5.125%		7/1/2022	1,812	1,826,156
Acadia Healthcare Co., Inc.	5.625%		2/15/2023	129	131,740
Acadia Healthcare Co., Inc.	6.125%		3/15/2021	1,796	1,800,490
CommonSpirit Health	2.76%		10/1/2024	627	633,769
Eagle Holding Co. II LLC PIK 8.375%†	7.625%		5/15/2022	474	481,107
Fresenius Medical Care US Finance II, Inc.†	4.125%		10/15/2020	123	124,378
Fresenius Medical Care US Finance II, Inc.†	5.875%		1/31/2022	3,051	3,262,669
Fresenius Medical Care US Finance, Inc.†	5.75%		2/15/2021	535	555,557
HCA, Inc.	5.00%		3/15/2024	1,319	1,433,520
Universal Health Services, Inc.†	4.75%		8/1/2022	3,104	3,144,718
Total					13,394,104

Household Equipment/Products 0.54%
Newell Brands, Inc.	3.85%		4/1/2023	3,422	3,531,656
Newell Brands, Inc.	4.70%		8/15/2020	143	145,296
Reckitt Benckiser Treasury Services plc (United Kingdom)†(e)	2.695% (3 Mo. LIBOR + .56%	)#	6/24/2022	2,225	2,230,209
Total					5,907,161

Insurance 0.23%
Assurant, Inc.	4.20%		9/27/2023	988	1,028,275
AXA Equitable Holdings, Inc.	3.90%		4/20/2023	1,084	1,135,697
CNO Financial Group, Inc.	5.25%		5/30/2025	286	317,625
Peachtree Corners Funding Trust†	3.976%		2/15/2025	104	109,480
Total					2,591,077

Investment Management Companies 0.05%
MDGH - GMTN BV (Netherlands)†(e)	2.50%		11/7/2024	572	575,003

Leasing 0.35%
Aviation Capital Group LLC†	2.875%		1/20/2022	199	199,614
Aviation Capital Group LLC†	3.875%		5/1/2023	706	727,647
DAE Funding LLC (United Arab Emirates)†(e)	4.00%		8/1/2020	397	400,627
GATX Corp.	4.35%		2/15/2024	507	542,388
Penske Truck Leasing Co., LP/PTL Finance Corp.†	2.70%		11/1/2024	680	684,419
Penske Truck Leasing Co. LP/PTL Finance Corp.†	3.45%		7/1/2024	1,119	1,161,642

236	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Leasing (continued)
Penske Truck Leasing Co., LP/PTL Finance Corp.†	3.90%		2/1/2024	$144	$151,634
Total					3,867,971

Leisure 0.55%
LTF Merger Sub, Inc.†	8.50%		6/15/2023	3,364	3,457,906
NCL Corp. Ltd.†	4.75%		12/15/2021	334	338,926
Royal Caribbean Cruises Ltd.	5.25%		11/15/2022	1,107	1,200,154
Silversea Cruise Finance Ltd.†	7.25%		2/1/2025	1,049	1,116,047
Total					6,113,033

Lodging 0.33%
Boyd Gaming Corp.	6.875%		5/15/2023	4	4,137
Las Vegas Sands Corp.	2.90%		6/25/2025	436	435,927
Las Vegas Sands Corp.	3.20%		8/8/2024	2,237	2,278,880
Studio City Co. Ltd. (Macau)†(e)	7.25%		11/30/2021	481	491,558
Wyndham Destinations, Inc.	5.625%		3/1/2021	398	413,084
Total					3,623,586

Machinery: Agricultural 0.88%
Altria Group, Inc.	3.80%		2/14/2024	500	525,634
Altria Group, Inc.	4.00%		1/31/2024	333	352,378
BAT Capital Corp.	2.789%		9/6/2024	650	650,940
BAT Capital Corp.	3.222%		8/15/2024	3,118	3,175,267
Imperial Brands Finance plc (United Kingdom)†(e)	3.125%		7/26/2024	1,590	1,597,423
Reynolds American, Inc.	4.85%		9/15/2023	945	1,022,636
Viterra, Inc. (Canada)†(e)	5.95%		8/1/2020	2,351	2,406,131
Total					9,730,409

Machinery: Industrial/Specialty 0.77%
CNH Industrial Capital LLC	4.20%		1/15/2024	900	955,084
CNH Industrial Capital LLC	4.375%		11/6/2020	289	295,046
CNH Industrial Capital LLC	4.375%		4/5/2022	1,563	1,644,388
CNH Industrial Capital LLC	4.875%		4/1/2021	1,170	1,210,763
CNH Industrial NV (United Kingdom)(e)	4.50%		8/15/2023	1,303	1,386,007
Flowserve Corp.	4.00%		11/15/2023	313	320,730
Nvent Finance Sarl (Luxembourg)(e)	3.95%		4/15/2023	1,308	1,332,116
Westinghouse Air Brake Technologies Corp.	3.419% (3 Mo. LIBOR + 1.30%	)#	9/15/2021	386	386,071
Westinghouse Air Brake Technologies Corp.	4.40%		3/15/2024	871	924,324
Total					8,454,529

See Notes to Financial Statements.	237

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2019

Investments	Interest Rate		Maturity Date		Principal Amount (000)	Fair Value
Manufacturing 0.60%
Gates Global LLC/Gates Global Co.†	6.00%		7/15/2022		$1,241	$1,241,310
General Electric Co.	3.10%		1/9/2023		492	502,663
General Electric Co.	3.375%		3/11/2024		225	233,093
General Electric Co.	3.45%		5/15/2024		947	980,707
General Electric Co.	4.65%		10/17/2021		1,775	1,854,429
Pentair Finance Sarl (Luxembourg)(e)	2.65%		12/1/2019		1,821	1,821,000
Total						6,633,202

Media 0.71%
Altice Financing SA (Luxembourg)†(e)	6.625%		2/15/2023		1,025	1,050,615
Charter Communications Operating LLC/Charter Communications Operating Capital	3.559% (3 Mo. LIBOR + 1.65%	)#	2/1/2024		173	178,025
Cox Communications, Inc.†	2.95%		6/30/2023		1,817	1,850,560
Cox Communications, Inc.†	3.25%		12/15/2022		82	84,334
Globo Comunicacao e Participacoes SA (Brazil)†(e)	4.875%		4/11/2022		250	258,828
NBCUniversal Enterprise, Inc.†	5.25%		–	(f)	4,080	4,203,828
Virgin Media Finance plc (United Kingdom)†(e)	6.00%		10/15/2024		200	206,333
Total						7,832,523

Metal Fabricating 0.02%
Zekelman Industries, Inc.†	9.875%		6/15/2023		169	178,401

Metals & Minerals: Miscellaneous 1.65%
Anglo American Capital plc (United Kingdom)†(e)	3.625%		9/11/2024		2,050	2,119,874
Anglo American Capital plc (United Kingdom)†(e)	3.75%		4/10/2022		2,310	2,374,926
Anglo American Capital plc (United Kingdom)†(e)	4.125%		4/15/2021		200	204,452
Anglo American Capital plc (United Kingdom)†(e)	4.125%		9/27/2022		1,807	1,883,976
Century Aluminum Co.†	7.50%		6/1/2021		348	338,569
Freeport-McMoRan, Inc.	4.55%		11/14/2024		720	758,491
Glencore Finance Canada Ltd. (Canada)†(e)	4.25%		10/25/2022		2,388	2,499,603
Glencore Funding LLC†	3.00%		10/27/2022		225	227,360
Glencore Funding LLC†	4.125%		5/30/2023		1,890	1,974,042
Glencore Funding LLC†	4.125%		3/12/2024		939	985,678
Glencore Funding LLC†	4.625%		4/29/2024		484	517,790
Hecla Mining Co.	6.875%		5/1/2021		339	336,373
Hudbay Minerals, Inc. (Canada)†(e)	7.25%		1/15/2023		273	280,621
Indonesia Asahan Aluminium Persero PT (Indonesia)†(e)	5.23%		11/15/2021		403	423,148
Joseph T Ryerson & Son, Inc.†	11.00%		5/15/2022		513	543,520
Kinross Gold Corp. (Canada)(e)	5.125%		9/1/2021		257	267,858

238	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Metals & Minerals: Miscellaneous (continued)
Kinross Gold Corp. (Canada)(e)	5.95%		3/15/2024	$1,044	$1,159,096
Newmont Goldcorp Corp.	3.70%		3/15/2023	937	974,795
Novelis Corp.†	6.25%		8/15/2024	277	291,966
Total					18,162,138

Natural Gas 0.37%
National Fuel Gas Co.	3.75%		3/1/2023	515	532,407
National Fuel Gas Co.	4.90%		12/1/2021	682	710,757
ONEOK, Inc.	7.50%		9/1/2023	1,313	1,533,863
Southern Star Central Corp.†	5.125%		7/15/2022	1,086	1,099,914
WGL Holdings, Inc.	2.682% (3 Mo. LIBOR + .55%	)#	3/12/2020	250	249,843
Total					4,126,784

Oil 4.84%
Afren plc (United Kingdom)†(e)(g)	6.625%		12/9/2020	195	956
Afren plc (United Kingdom)†(e)(g)	10.25%		4/8/2019	195	1,643
Afren plc (United Kingdom)†(e)(g)	11.50%		2/1/2016	390	3,287
American Energy- Permian Basin LLC†	12.00%		10/1/2024	279	174,375
Antero Resources Corp.	5.125%		12/1/2022	2,570	2,094,550
Callon Petroleum Co.	6.125%		10/1/2024	192	182,880
Carrizo Oil & Gas, Inc.	6.25%		4/15/2023	2,360	2,277,376
Chaparral Energy, Inc.†	8.75%		7/15/2023	1,580	637,135
Cimarex Energy Co.	4.375%		6/1/2024	479	501,754
CNOOC Curtis Funding No 1 Pty Ltd. (Australia)†(e)	4.50%		10/3/2023	1,530	1,639,397
Concho Resources, Inc.	4.375%		1/15/2025	1,181	1,221,102
Continental Resources, Inc.	3.80%		6/1/2024	226	231,835
Continental Resources, Inc.	4.50%		4/15/2023	2,377	2,478,812
Continental Resources, Inc.	5.00%		9/15/2022	3,723	3,745,538
Diamondback Energy, Inc.	4.75%		11/1/2024	872	905,912
Diamondback Energy, Inc.	5.375%		5/31/2025	1,916	2,019,598
Energen Corp.	4.625%		9/1/2021	615	631,002
Eni SpA (Italy)†(e)	4.00%		9/12/2023	1,327	1,398,434
Eni SpA (Italy)†(e)	4.15%		10/1/2020	600	609,872
Equinor ASA (Norway)†(e)	7.875%		12/9/2022	1,000	1,158,707
Gazprom PJSC Via Gaz Capital SA (Luxembourg)†(e)	6.51%		3/7/2022	700	761,659
Gulfport Energy Corp.	6.625%		5/1/2023	654	493,973
Harvest Operations Corp. (Canada)†(e)	4.20%		6/1/2023	250	265,842
Helmerich & Payne, Inc.	4.65%		3/15/2025	98	106,574
Hess Corp.	3.50%		7/15/2024	437	447,646

See Notes to Financial Statements.	239

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Oil (continued)
HighPoint Operating Corp.	7.00%		10/15/2022	$133	$121,736
Husky Energy, Inc. (Canada)(e)	4.00%		4/15/2024	1,002	1,050,565
KazMunayGas National Co. JSC (Kazakhstan)†(e)	3.875%		4/19/2022	375	386,667
Laredo Petroleum, Inc.	5.625%		1/15/2022	1,274	1,176,435
Lukoil International Finance BV (Netherlands)†(e)	6.125%		11/9/2020	200	207,423
Marathon Petroleum Corp.	5.375%		10/1/2022	938	948,331
Matador Resources Co.	5.875%		9/15/2026	1,728	1,710,798
Medco Straits Services Pte Ltd. (Singapore)†(e)	8.50%		8/17/2022	200	212,405
Montage Resources Corp.	8.875%		7/15/2023	961	785,608
Motiva Enterprises LLC†	5.75%		1/15/2020	2,096	2,104,068
Murphy Oil Corp.	6.875%		8/15/2024	327	343,069
Oasis Petroleum, Inc.	6.875%		3/15/2022	4,529	4,243,107
Occidental Petroleum Corp.	2.70%		8/15/2022	678	683,691
Occidental Petroleum Corp.	2.90%		8/15/2024	1,052	1,058,957
Occidental Petroleum Corp.	6.95%		7/1/2024	913	1,066,576
OGX Austria GmbH (Brazil)†(e)(g)	8.50%		6/1/2018	225	4
Parsley Energy LLC/Parsley Finance Corp.†	6.25%		6/1/2024	1,419	1,476,349
Phillips 66	2.517% (3 Mo. LIBOR + .60%	)#	2/26/2021	362	362,004
QEP Resources, Inc.	6.875%		3/1/2021	118	120,018
Range Resources Corp.	5.00%		8/15/2022	1,914	1,818,300
Range Resources Corp.	5.00%		3/15/2023	558	486,152
Range Resources Corp.	5.75%		6/1/2021	1,005	1,005,402
Range Resources Corp.	5.875%		7/1/2022	216	208,507
Reliance Holdings USA, Inc.†	5.40%		2/14/2022	1,600	1,694,816
Saudi Arabian Oil Co. (Saudi Arabia)†(e)	2.75%		4/16/2022	359	362,276
Saudi Arabian Oil Co. (Saudi Arabia)†(e)	2.875%		4/16/2024	503	509,722
Seven Generations Energy Ltd. (Canada)†(e)	6.75%		5/1/2023	1,713	1,767,242
Seven Generations Energy Ltd. (Canada)†(e)	6.875%		6/30/2023	1,343	1,380,490
Sinopec Group Overseas Development 2018 Ltd. (China)†(e)	2.50%		11/12/2024	630	629,073
SM Energy Co.	6.125%		11/15/2022	757	740,204
Suncor Energy Ventures Corp. (Canada)†(e)	9.40%		9/1/2021	125	138,181
Transocean Sentry Ltd.†	5.375%		5/15/2023	406	407,011
WPX Energy, Inc.	5.25%		9/15/2024	227	232,552
Total					53,427,598

240	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Oil: Crude Producers 2.83%
Cheniere Corpus Christi Holdings LLC	5.875%		3/31/2025	$993	$1,112,359
Cheniere Corpus Christi Holdings LLC	7.00%		6/30/2024	1,129	1,298,169
Enable Oklahoma Intrastate Transmission LLC†	6.25%		3/15/2020	1,937	1,958,049
Energy Transfer Operating LP	4.25%		3/15/2023	2,099	2,183,012
Energy Transfer Operating LP	5.875%		1/15/2024	1,976	2,177,430
Florida Gas Transmission Co. LLC†	3.875%		7/15/2022	440	453,962
Midwest Connector Capital Co. LLC†	3.625%		4/1/2022	875	897,346
Midwest Connector Capital Co. LLC†	3.90%		4/1/2024	618	645,722
Mplx LP	3.202% (3 Mo. LIBOR + 1.10%	)#	9/9/2022	2,546	2,555,304
Mplx LP†	6.25%		10/15/2022	982	998,397
MPLX LP†	6.375%		5/1/2024	3,251	3,402,885
NGPL PipeCo LLC†	4.375%		8/15/2022	1,608	1,665,663
Sabine Pass Liquefaction LLC	5.625%		4/15/2023	6,397	6,951,032
Sabine Pass Liquefaction LLC	5.75%		5/15/2024	694	772,984
SemGroup Corp.	6.375%		3/15/2025	1,358	1,419,674
SemGroup Corp./Rose Rock Finance Corp.	5.625%		11/15/2023	429	440,976
Spectra Energy Partners LP	4.60%		6/15/2021	297	305,680
Texas Eastern Transmission LP†	2.80%		10/15/2022	223	224,829
Texas Eastern Transmission LP†	4.125%		12/1/2020	500	506,745
Texas Gas Transmission LLC†	4.50%		2/1/2021	729	740,803
Williams Cos, Inc. (The)	4.50%		11/15/2023	272	289,201
Williams Cos., Inc. (The)	7.875%		9/1/2021	192	209,815
Total					31,210,037

Oil: Integrated Domestic 0.49%
National Oilwell Varco, Inc.	2.60%		12/1/2022	1,009	1,019,782
Oceaneering International, Inc.	4.65%		11/15/2024	576	515,520
Schlumberger Holdings Corp.†	3.75%		5/1/2024	1,816	1,912,791
SESI LLC	7.125%		12/15/2021	1,880	1,405,300
TechnipFMC plc (United Kingdom)(e)	3.45%		10/1/2022	513	521,104
Total					5,374,497

Real Estate Investment Trusts 1.25%
Brandywine Operating Partnership LP	4.10%		10/1/2024	92	97,247
Brixmor Operating Partnership LP	3.25%		9/15/2023	1,080	1,117,959
Brixmor Operating Partnership LP	3.65%		6/15/2024	424	441,462
China Overseas Finance Cayman V Ltd.	3.95%		11/15/2022	400	412,747
CyrusOne LP/CyrusOne Finance Corp.	2.90%		11/15/2024	262	263,087
EPR Properties	5.25%		7/15/2023	172	184,688

See Notes to Financial Statements.	241

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2019

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Real Estate Investment Trusts (continued)
Equinix, Inc.	5.375%	5/15/2027	$2,465	$2,677,668
Equinix, Inc.	5.875%	1/15/2026	1,728	1,835,693
Highwoods Realty LP	3.20%	6/15/2021	155	156,806
Highwoods Realty LP	3.625%	1/15/2023	1,080	1,117,352
SITE Centers Corp.	4.625%	7/15/2022	154	160,678
SL Green Operating Partnership LP	3.25%	10/15/2022	1,103	1,126,910
SL Green Realty Corp.	4.50%	12/1/2022	1,530	1,610,642
Vereit Operating Partnership LP	4.125%	6/1/2021	329	337,188
Vereit Operating Partnership LP	4.60%	2/6/2024	1,688	1,818,627
Welltower, Inc.	3.625%	3/15/2024	250	262,905
Welltower, Inc.	4.50%	1/15/2024	138	149,112
Total				13,770,771

Retail 0.12%
Asbury Automotive Group, Inc.	6.00%	12/15/2024	102	105,442
Dollar Tree, Inc.	3.70%	5/15/2023	334	347,151
Dollar Tree, Inc.	4.00%	5/15/2025	270	285,009
Walgreens Boots Alliance, Inc.	3.80%	11/18/2024	614	635,235
Total				1,372,837

Savings & Loan 0.03%
People’s United Financial, Inc.	3.65%	12/6/2022	370	382,682

Steel 0.35%
POSCO (South Korea)†(e)	2.375%	11/12/2022	450	448,057
Steel Dynamics, Inc.	4.125%	9/15/2025	2,194	2,244,276
Steel Dynamics, Inc.	5.50%	10/1/2024	1,081	1,117,359
Total				3,809,692

Technology 0.83%
Alibaba Group Holding Ltd. (China)(e)	2.80%	6/6/2023	278	281,655
Baidu, Inc. (China)(e)	3.875%	9/29/2023	2,248	2,340,682
Baidu, Inc. (China)(e)	4.375%	5/14/2024	2,393	2,551,297
Prosus NV (Netherlands)†(e)	6.00%	7/18/2020	1,825	1,864,730
Tencent Holdings Ltd. (China)†(e)	3.28%	4/11/2024	1,411	1,450,955
VeriSign, Inc.	4.625%	5/1/2023	109	111,043
Weibo Corp. (China)(e)	3.50%	7/5/2024	500	508,856
Total				9,109,218

242	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2019

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
Telecommunications 0.65%
AT&T, Inc.	3.312% (3 Mo. LIBOR + 1.18%	)#	6/12/2024	$5,102	$5,191,717
British Telecommunications plc (United Kingdom)(e)	4.50%		12/4/2023	1,107	1,190,832
CommScope, Inc.†	5.50%		3/1/2024	574	597,672
GTH Finance BV (Netherlands)†(e)	6.25%		4/26/2020	200	201,236
Total					7,181,457

Transportation: Miscellaneous 0.16%
Pelabuhan Indonesia III Persero PT (Indonesia)†(e)	4.50%		5/2/2023	622	655,750
Watco Cos. LLC/Watco Finance Corp.†	6.375%		4/1/2023	819	834,696
XPO Logistics, Inc.†	6.50%		6/15/2022	320	328,273
Total					1,818,719

Wholesale 0.04%
H&E Equipment Services, Inc.	5.625%		9/1/2025	442	465,941
Total Corporate Bonds (cost $443,034,072)					447,889,148

FLOATING RATE LOANS(h) 2.63%

Aerospace/Defense 0.14%
TransDigm, Inc. 2018 Term Loan F	4.202% (1 Mo. LIBOR + 2.50%	)	6/9/2023	1,542	1,544,379

Air Transportation 0.13%
American Airlines, Inc. 2017 Incremental Term Loan	3.765% (1 Mo. LIBOR + 2.00%	)	12/14/2023	288	287,990
American Airlines, Inc. Repriced TL B due 2023	3.702% (1 Mo. LIBOR + 2.00%	)	4/28/2023	1,153	1,154,605
Total					1,442,595

Computer Hardware 0.00%
Dell International LLC 2019 Term Loan B	3.71% (1 Mo. LIBOR + 2.00%	)	9/19/2025	9	8,733

Computer Software 0.06%
Infor (US), Inc. Term Loan B6	4.854% (3 Mo. LIBOR + 2.75%	)	2/1/2022	278	278,353
Sophia, L.P. 2017 Term Loan B	5.354% (3 Mo. LIBOR + 3.25%	)	9/30/2022	335	335,783
Total					614,136

Drugs 0.11%
NVA Holdings, Inc. Term Loan B3	6.50% (3 Mo. LIBOR + 2.75%	)	2/2/2025	1,254	1,253,742

See Notes to Financial Statements.	243

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2019

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
Electric: Power 0.42%
AES Corporation 2018 Term Loan	3.659% (3 Mo. LIBOR + 1.75%	)	5/31/2022	$45	$44,858
Pacific Gas & Electric Company DIP Delayed Draw Term Loan	2.25%		12/31/2020	220	221,100
Pacific Gas & Electric Company DIP Term Loan	4.02% (1 Mo. LIBOR + 2.25%	)	12/31/2020	661	664,305
Pacific Gas & Electric Company Revolver	–	(i)	4/27/2022	3,834	3,720,506
Total					4,650,769

Electrical Equipment 0.17%
Marvell Technology Group Ltd 2018 Term Loan A	3.155% (1 Mo. LIBOR + 1.38%	)	6/7/2021	1,888	1,886,084

Entertainment 0.02%
GLP Financing, LLC Incremental Term Loan A	3.30% (1 Mo. LIBOR + 1.50%	)	4/28/2021	219	218,006

Financial Services 0.09%
Delos Finance Sarl 2018 Term Loan B (Luxembourg) (e)	3.854% (3 Mo. LIBOR + 1.75%	)	10/6/2023	630	632,845
Flying Fortress Inc. 2018 Term Loan B	3.854% (3 Mo. LIBOR + 1.75%	)	10/30/2022	327	328,763
Total					961,608

Government 0.05%
Seminole Tribe of Florida 2018 Term Loan	3.452% (1 Mo. LIBOR + 1.75%	)	7/8/2024	535	538,229

Insurance 0.02%
FHC Health Systems, Inc. 2014 Term Loan	6.104% (3 Mo. LIBOR + 4.00%	)	12/23/2021	185	184,911

Investment Management Companies 0.15%
Broadcom Inc. 2019 1st Lien Term Loan A3	–	(i)	11/4/2022	1,136	1,133,319
RPI Finance Trust Term Loan A4	3.202% (1 Mo. LIBOR + 1.50%	)	5/4/2022	548	542,386
Total					1,675,705

Media 0.35%
AP NMT Acquisition BV USD 1st Lien Term Loan (Netherlands)(e)	7.835% (3 Mo. LIBOR + 5.75%	)	8/13/2021	908	912,320
AP NMT Acquisition BV USD 2nd Lien Term Loan (Netherlands)(e)	11.089% (3 Mo. LIBOR + 9.00%	)	8/13/2022	456	460,176
Charter Communications Operating, LLC 2017 Term Loan A2	3.20% (3 Mo. LIBOR + 1.50%	)	3/31/2023	2,422	2,425,162
Total					3,797,658

244	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2019

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
Metal Fabricating 0.00%
Doncasters Finance US LLC 2nd Lien Term Loan	10.354% (3 Mo. LIBOR + 8.25%	)	10/9/2020	$141	$39,071

Miscellaneous 0.02%
Utex Industries, Inc. 1st Lien Term loan 2014	5.702% (1 Mo. LIBOR + 4.00%	)	5/22/2021	259	185,761
Utex Industries, Inc. 2nd Lien Term Loan 2014	8.952% (1 Mo. LIBOR + 7.25%	)	5/22/2022	111	53,280
Total					239,041

Oil 0.03%
Petroleos Mexicanos 2015 Term Loan (Mexico)(e)	2.74% (1 Mo. LIBOR + .85%	)	2/14/2020	305	305,000

Oil: Crude Producers 0.12%
ONEOK Partners, L.P. Term Loan A	2.715% (1 Wk. LIBOR + 1.13%	)	11/19/2021	1,335	1,335,841

Real Estate Investment Trusts 0.25%
Hudson Pacific Properties, L.P. 2015 Delayed Draw Term Loan	3.031% (1 Mo. LIBOR + 1.25%	)	4/1/2022	652	648,825
Invitation Homes Operating Partnership LP Term Loan A	3.408% (1 Mo. LIBOR + 1.70%	)	2/6/2022	2,149	2,116,765
Total					2,765,590

Retail 0.18%
Comfort Holding, LLC 1st Lien Term Loan	6.452% (1 Mo. LIBOR + 4.75%	)	2/5/2024	330	326,730
Panera Bread Company Term Loan A	3.563% (1 Mo. LIBOR + 1.75%	)	7/18/2022	1,679	1,641,853
Total					1,968,583

Technology 0.05%
Uber Technologies, Inc. 2018 Incremental Term Loan	5.202% (1 Mo. LIBOR + 3.50%	)	7/13/2023	566	554,000

Telecommunications 0.22%
CenturyLink, Inc. 2017 Term Loan A	4.452% (1 Mo. LIBOR + 2.75%	)	11/1/2022	2,427	2,437,947

Wholesale 0.05%
Core &Main LP 2017 Term Loan B	4.44% (2 Mo. LIBOR + 2.75%) - 4.66%		8/1/2024	576	570,234
Total Floating Rate Loans (cost $29,212,401)					28,991,862

See Notes to Financial Statements.	245

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2019

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
FOREIGN GOVERNMENT OBLIGATIONS 0.41%

Bermuda 0.10%
Government of Bermuda†	4.138%		1/3/2023	$600	$627,255
Government of Bermuda†	4.854%		2/6/2024	447	487,189
Total					1,114,444

Indonesia 0.11%
Perusahaan Penerbit SBSN (Indonesia)†(e)	3.40%		3/29/2022	745	761,547
Perusahaan Penerbit SBSN (Indonesia)†(e)	3.75%		3/1/2023	405	420,327
Total					1,181,874

Romania 0.15%
Republic of Romania†(e)	4.875%		1/22/2024	920	1,006,697
Republic of Romania†(e)	6.75%		2/7/2022	572	625,234
Total					1,631,931

Sri Lanka 0.05%
Republic of Sri Lanka†(e)	5.75%		4/18/2023	620	604,980
Total Foreign Government Obligations (cost $4,453,899)					4,533,229

GOVERNMENT SPONSORED ENTERPRISES COLLATERALIZED MORTGAGE OBLIGATIONS 1.27%
Federal Home Loan Mortgage Corp. K061 X1 IO	0.304%	#(j)	11/25/2026	15,341	188,119
Federal Home Loan Mortgage Corp. Q001 XA IO	2.231%	#(j)	2/25/2032	1,375	182,772
Government National Mortgage Assoc. 2013-162 A	2.75%	#(j)	9/16/2046	72	72,428
Government National Mortgage Assoc. 2013-171 IO	0.889%	#(j)	6/16/2054	5,468	211,173
Government National Mortgage Assoc. 2013-193 IO	0.905%	#(j)	1/16/2055	2,228	85,416
Government National Mortgage Assoc. 2014-112 A	3.00%	#(j)	1/16/2048	266	270,561
Government National Mortgage Assoc. 2014-135 AS	2.30%		2/16/2047	359	358,760
Government National Mortgage Assoc. 2014-15 IO	0.774%	#(j)	8/16/2054	5,079	193,999
Government National Mortgage Assoc. 2014-64 IO	1.041%	#(j)	12/16/2054	21,586	1,000,461
Government National Mortgage Assoc. 2014-70 A	2.50%		3/16/2049	21	20,753
Government National Mortgage Assoc. 2014-78 A	2.20%		4/16/2047	62	62,100
Government National Mortgage Assoc. 2015-19 AD	2.90%		10/16/2055	198	199,686
Government National Mortgage Assoc. 2015-33 AS	2.90%	#(j)	5/16/2054	292	296,146
Government National Mortgage Assoc. 2015-41 AD	2.90%	#(j)	8/16/2055	144	145,749
Government National Mortgage Assoc. 2017-100 AS	2.75%		2/16/2058	1,013	1,025,871
Government National Mortgage Assoc. 2017-44 AD	2.65%		11/17/2048	1,256	1,267,289
Government National Mortgage Assoc. 2017-61 A	2.60%		8/16/2058	961	966,912
Government National Mortgage Assoc. 2017-71 AS	2.70%		4/16/2057	1,073	1,084,333
Government National Mortgage Assoc. 2017-72 AM	2.60%		9/16/2051	663	667,252
Government National Mortgage Assoc. 2017-74 AS	2.60%		10/16/2057	666	670,351

246	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
GOVERNMENT SPONSORED ENTERPRISES COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Government National Mortgage Assoc. 2017-76 AS	2.65%		11/16/2050	$1,327	$1,338,514
Government National Mortgage Assoc. 2017-89 AB	2.60%		7/16/2058	1,041	1,048,025
Government National Mortgage Assoc. 2017-90 AS	2.70%		7/16/2057	1,429	1,444,093
Government National Mortgage Assoc. 2017-92 AS	2.75%		6/16/2058	1,197	1,211,479
Total Government Sponsored Enterprises Collateralized Mortgage Obligations (cost $15,011,386)					14,012,242

GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS 0.45%
Federal Home Loan Mortgage Corp.	3.137% (12 Mo. LIBOR + 1.64%	)#	11/1/2043	814	837,570
Federal Home Loan Mortgage Corp.	4.255% (12 Mo. LIBOR + 1.79%	)#	12/1/2036	145	152,454
Federal Home Loan Mortgage Corp.	4.276% (12 Mo. LIBOR + 1.96%	)#	2/1/2037	129	137,297
Federal Home Loan Mortgage Corp.	4.289% (12 Mo. LIBOR + 1.72%	)#	4/1/2037	49	51,017
Federal Home Loan Mortgage Corp.	4.478% (12 Mo. LIBOR + 1.78%	)#	10/1/2038	35	37,343
Federal Home Loan Mortgage Corp.	4.541% (12 Mo. LIBOR + 1.79%	)#	5/1/2036	44	46,449
Federal Home Loan Mortgage Corp.	4.605% (12 Mo. LIBOR + 1.94%	)#	9/1/2036	144	152,318
Federal Home Loan Mortgage Corp.	4.756% (12 Mo. LIBOR + 1.66%	)#	2/1/2038	155	162,704
Federal National Mortgage Assoc.	2.657% (12 Mo. LIBOR + 1.60%	)#	12/1/2045	254	258,343
Federal National Mortgage Assoc.	2.71% (12 Mo. LIBOR + 1.60%	)#	12/1/2045	821	834,737
Federal National Mortgage Assoc.	2.832% (12 Mo. LIBOR + 1.60%	)#	10/1/2045	295	300,729
Federal National Mortgage Assoc.	3.984% (12 Mo. LIBOR + 1.18%	)#	6/1/2038	168	173,740
Federal National Mortgage Assoc.	4.067% (12 Mo. LIBOR + 1.51%	)#	10/1/2035	145	151,408
Federal National Mortgage Assoc.	4.128% (12 Mo. LIBOR + 1.80%	)#	10/1/2040	34	35,528
Federal National Mortgage Assoc.	4.233% (12 Mo. LIBOR + 1.81%	)#	12/1/2040	150	157,535
Federal National Mortgage Assoc.	4.251% (12 Mo. LIBOR + 1.53%	)#	3/1/2039	84	88,020
Federal National Mortgage Assoc.	4.295% (12 Mo. LIBOR + 1.66%	)#	9/1/2038	106	110,939

See Notes to Financial Statements.	247

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS (continued)
Federal National Mortgage Assoc.	4.387% (12 Mo. LIBOR + 1.62%	)#	8/1/2037	$11	$11,481
Federal National Mortgage Assoc.	4.40% (12 Mo. LIBOR + 1.81%	)#	12/1/2040	81	85,457
Federal National Mortgage Assoc.	4.406% (12 Mo. LIBOR + 1.78%	)#	3/1/2042	864	904,407
Federal National Mortgage Assoc.	4.543% (12 Mo. LIBOR + 1.68%	)#	8/1/2038	29	30,006
Federal National Mortgage Assoc.	4.686% (1 Yr Treasury Constant Maturity Rate + 2.22%	)#	3/1/2038	37	38,914
Federal National Mortgage Assoc.	4.724% (12 Mo. LIBOR + 1.82%	)#	4/1/2040	72	76,172
Federal National Mortgage Assoc.	4.733% (1 Yr Treasury Constant Maturity Rate + 2.19%	)#	1/1/2038	105	110,933
Federal National Mortgage Assoc.	4.812% (12 Mo. LIBOR + 1.90%	)#	12/1/2038	53	55,808
Total Government Sponsored Enterprises Pass-Throughs (cost $5,018,072)					5,001,309

MUNICIPAL BONDS 0.19%

Miscellaneous
IL State GO	6.20%		7/1/2021	200	207,772
State of Illinois	4.95%		6/1/2023	1,003	1,048,590
State of Illinois	6.125%		7/1/2021	770	797,813
Total Municipal Bonds (cost $2,037,601)					2,054,175

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 25.75%
Americold LLC 2010-ARTA A1†	3.847%		1/14/2029	223	224,395
AOA Mortgage Trust 2015-1177 A†	2.957%		12/13/2029	310	312,054
AREIT Trust 2018-CRE2 A†	2.743% (1 Mo. LIBOR + .98%	)#	11/14/2035	1,198	1,195,100
Atrium Hotel Portfolio Trust 2017-ATRM B†	3.265% (1 Mo. LIBOR + 1.50%	)#	12/15/2036	842	841,593
Atrium Hotel Portfolio Trust 2018-ATRM A†	2.715% (1 Mo. LIBOR + .95%	)#	6/15/2035	1,258	1,259,919
Atrium Hotel Portfolio Trust 2018-ATRM B†	3.195% (1 Mo. LIBOR + 1.43%	)#	6/15/2035	907	908,417
Atrium Hotel Portfolio Trust 2018-ATRM C†	3.415% (1 Mo. LIBOR + 1.65%	)#	6/15/2035	288	288,458
Aventura Mall Trust 2013-AVM D†	3.867%	#(j)	12/5/2032	500	504,305
BAMLL Trust 2011-FSHN A†	4.42%		7/11/2033	1,500	1,535,815
Bancorp Commercial Mortgage Trust (The) 2018-CR3 A†	2.615% (1 Mo. LIBOR + .85%	)#	1/15/2033	687	686,582

248	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
BB-UBS Trust 2012-TFT A†	2.892%		6/5/2030	$2,574	$2,573,639
BB-UBS Trust 2012-TFT B†	3.584%	#(j)	6/5/2030	2,149	2,137,761
BB-UBS Trust 2012-TFT C†	3.584%	#(j)	6/5/2030	3,000	2,980,112
BBCMS Mortgage Trust 2018-TALL A†	2.487% (1 Mo. LIBOR + .72%	)#	3/15/2037	5,850	5,832,750
BBCMS Mortgage Trust 2018-TALL E†	4.202% (1 Mo. LIBOR + 2.44%	)#	3/15/2037	2,468	2,472,922
BBCMS Trust 2013-TYSN C†	3.821%		9/5/2032	260	261,452
BBCMS Trust 2015-STP XB IO†	0.286%	#(j)	9/10/2028	88,000	108,240
BBCMS Trust 2015-VFM A1†	2.466%		3/10/2036	347	349,556
BBCMS Trust 2015-VFM X IO†	0.53%	#(j)	3/12/2036	93,570	1,571,978
BBCMS Trust 2018-BXH A†	2.765% (1 Mo. LIBOR + 1.00%	)#	10/15/2037	1,492	1,491,051
BDS 2018-FL1 A†	2.613% (1 Mo. LIBOR + .85%	)#	1/15/2035	666	666,460
Benchmark Mortgage Trust 2019-B12 TCA†	3.555%	#(j)	8/15/2052	2,708	2,776,512	(b)
Benchmark Mortgage Trust 2019-B12 TCB†	3.555%	#(j)	8/15/2052	2,998	3,009,842	(b)
BWAY Mortgage Trust 2013-1515 XB IO†	0.534%	#(j)	3/10/2033	47,800	973,595
BX Commercial Mortgage Trust 2018-BIOA A†	2.436% (1 Mo. LIBOR + .67%	)#	3/15/2037	4,024	4,018,452
BX Commercial Mortgage Trust 2019-XL A†	2.685% (1 Mo. LIBOR + .92%	)#	10/15/2036	10,000	10,021,940
BX Trust 2017-APPL D†	3.815% (1 Mo. LIBOR + 2.05%	)#	7/15/2034	638	638,720
BX Trust 2017-APPL E†	4.915% (1 Mo. LIBOR + 3.15%	)#	7/15/2034	928	931,621
BX Trust 2017-SLCT D†	3.815% (1 Mo. LIBOR + 2.05%	)#	7/15/2034	1,357	1,358,275
BX Trust 2017-SLCT E†	4.915% (1 Mo. LIBOR + 3.15%	)#	7/15/2034	1,190	1,194,386
BX Trust 2018-BILT A†	2.565% (1 Mo. LIBOR + ..80%	)#	5/15/2030	857	854,515
BX Trust 2018-BILT D†	3.535% (1 Mo. LIBOR + 1.77%	)#	5/15/2030	357	356,895
BX Trust 2018-GW A†	2.565% (1 Mo. LIBOR + ..80%	)#	5/15/2035	667	665,487
BX Trust 2018-GW D†	3.535% (1 Mo. LIBOR + 1.77%	)#	5/15/2035	487	488,073
Caesars Palace Las Vegas Trust 2017-VICI A†	3.531%		10/15/2034	2,300	2,388,403
Caesars Palace Las Vegas Trust 2017-VICI B†	3.835%		10/15/2034	3,445	3,579,954
Caesars Palace Las Vegas Trust 2017-VICI C IO†	0.968%	#(j)	10/15/2034	13,222	290,130
Caesars Palace Las Vegas Trust 2017-VICI D†	4.499%	#(j)	10/15/2034	4,188	4,382,433
Caesars Palace Las Vegas Trust 2017-VICI D IO†	0.538%	#(j)	10/15/2034	8,470	94,800
Caesars Palace Las Vegas Trust 2017-VICI E†	4.499%	#(j)	10/15/2034	3,890	4,032,807
CCRESG Commercial Mortgage Trust 2016-HEAT B IO	0.885%	#(j)	12/10/2054	3,677	161,321
CFCRE Commercial Mortgage Trust 2011-C2 AJ†	5.933%	#(j)	12/15/2047	204	213,683
CFCRE Commercial Mortgage Trust 2016-C4 XA IO	1.872%	#(j)	5/10/2058	1,005	86,079
CFCRE Commercial Mortgage Trust 2016-C6 XA IO	1.306%	#(j)	11/10/2049	2,784	179,209
CFCRE Commercial Mortgage Trust 2018-TAN A†	4.236%		2/15/2033	3,500	3,709,591

See Notes to Financial Statements.	249

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
CGBAM Commercial Mortgage Trust 2015-SMRT B†	3.213%		4/10/2028	$1,488	$1,488,875
CGBAM Commercial Mortgage Trust 2015-SMRT C†	3.516%		4/10/2028	366	366,309
CGRBS Commercial Mortgage Trust 2013-VN05 A†	3.369%		3/13/2035	1,000	1,039,618
Cherrywood SB Commercial Mortgage Loan Trust 2016-1A AFX†	3.73%		3/25/2049	60	59,958
CHT Mortgage Trust 2017-CSMO B†	3.165% (1 Mo. LIBOR + 1.40%	)#	11/15/2036	500	501,023
CHT Mortgage Trust 2017-CSMO D†	4.015% (1 Mo. LIBOR + 2.25%	)#	11/15/2036	300	300,892
Citigroup Commercial Mortgage Trust 2013-375P A IO	0.495%	#(j)	6/10/2048	5,890	108,473
Citigroup Commercial Mortgage Trust 2013-375P C†	3.635%	#(j)	5/10/2035	4,150	4,248,184
Citigroup Commercial Mortgage Trust 2013-GC15 A4	4.371%	#(j)	9/10/2046	2,000	2,148,093
Citigroup Commercial Mortgage Trust 2014-GC19 A3	3.753%		3/10/2047	308	325,509
Citigroup Commercial Mortgage Trust 2014-GC23 XB IO	0.309%	#(j)	7/10/2047	3,452	35,871
Citigroup Mortgage Loan Trust 2013-2 5A1†	1.963%	#(j)	7/25/2036	105	104,192
CityLine Commercial Mortgage Trust 2016-CLNE A†	2.871%	#(j)	11/10/2031	1,525	1,554,894
Commercial Mortgage Pass-Through Certificates 2010-C1 C†	6.129%	#(j)	7/10/2046	100	102,370
Commercial Mortgage Pass-Through Certificates 2012-CR3 B†	3.922%		10/15/2045	617	629,735
Commercial Mortgage Pass-Through Certificates 2012-CR4 XA IO	1.854%	#(j)	10/15/2045	4,386	164,559
Commercial Mortgage Pass-Through Certificates 2012-LTRT A1†	2.15%		10/5/2030	482	480,321
Commercial Mortgage Pass-Through Certificates 2012-LTRT A2†	3.40%		10/5/2030	1,080	1,097,119
Commercial Mortgage Pass-Through Certificates 2013-CR7 A4	3.213%		3/10/2046	1,113	1,145,166
Commercial Mortgage Pass-Through Certificates 2013-CR7 XA IO	1.358%	#(j)	3/10/2046	5,451	170,119
Commercial Mortgage Pass-Through Certificates 2013-CR8 XA IO	0.542%	#(j)	6/10/2046	13,775	168,475
Commercial Mortgage Pass-Through Certificates 2013-CR9 A4	4.373%	#(j)	7/10/2045	1,138	1,211,957
Commercial Mortgage Pass-Through Certificates 2013-GAM A2†	3.367%		2/10/2028	100	100,648

250	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Commercial Mortgage Pass-Through Certificates 2013-SFS A1†	1.873%		4/12/2035	$376	$374,962
Commercial Mortgage Pass-Through Certificates 2013-WWP D†	3.898%		3/10/2031	965	1,020,153
Commercial Mortgage Pass-Through Certificates 2014-CR18 A5	3.828%		7/15/2047	1,457	1,549,739
Commercial Mortgage Pass-Through Certificates 2014-CR19 A4	3.532%		8/10/2047	695	730,085
Commercial Mortgage Pass-Through Certificates 2014-CR19 XA IO	1.191%	#(j)	8/10/2047	2,651	103,829
Commercial Mortgage Pass-Through Certificates 2014-FL5 B†	3.30% (1 Mo. LIBOR + 2.15%	)#	10/15/2031	39	39,470
Commercial Mortgage Pass-Through Certificates 2014-LC15 A3	3.727%		4/10/2047	1,991	2,103,107
Commercial Mortgage Pass-Through Certificates 2014-LC15 A4	4.006%		4/10/2047	410	437,984
Commercial Mortgage Pass-Through Certificates 2015-CR23 CMC†	3.807%	#(j)	5/10/2048	1,300	1,302,532
Commercial Mortgage Pass-Through Certificates 2016-COR1 A2	2.499%		10/10/2049	227	228,090
Commercial Mortgage Pass-Through Certificates 2016-GCT C IO	1.545%	#(j)	8/10/2049	947	68,719
Commercial Mortgage Pass-Through Certificates 2016-GCT E†	3.577%	#(j)	8/10/2029	3,000	2,995,001
Commercial Mortgage Pass-Through Certificates 2016-GCT XA IO†	0.784%		8/10/2029	101,318	1,013,687
Commercial Mortgage Trust 2006-GG7 AM	5.807%	#(j)	7/10/2038	383	385,678
Credit Suisse Commercial Mortgage Securities Corp. 2019-SKLZ A IO†	0.697%	#(j)	9/15/2037	40,000	1,070,980
Credit Suisse Mortgage Capital Certificates 2016-NXSR XB IO	0.255%	#(j)	12/15/2049	20,135	310,254
Credit Suisse Mortgage Capital Certificates 2017-HD A†	2.715% (1 Mo. LIBOR + .95%	)#	2/15/2031	831	830,729
Credit Suisse Mortgage Capital Certificates 2017-HD B†	3.115% (1 Mo. LIBOR + 1.35%	)#	2/15/2031	349	348,649
Credit Suisse Mortgage Capital Certificates 2017-HD D†	4.265% (1 Mo. LIBOR + 2.50%	)#	2/15/2031	353	352,165
Credit Suisse Mortgage Capital Certificates 2017-HD E†	5.415% (1 Mo. LIBOR + 3.65%	)#	2/15/2031	513	512,010
Credit Suisse Mortgage Capital Certificates 2017-LSTK A†	2.761%		4/5/2033	3,465	3,475,182

See Notes to Financial Statements.	251

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Credit Suisse Mortgage Capital Certificates 2017-LSTK B†	3.03%		4/5/2033	$350	$351,212
Credit Suisse Mortgage Capital Certificates 2017-LSTK C†	3.229%		4/5/2033	250	249,894
Credit Suisse Mortgage Capital Certificates 2017-LSTK D†	3.442%	#(j)	4/5/2033	275	274,709
Credit Suisse Mortgage Capital Certificates 2017-MOON A†	3.197%		7/10/2034	1,308	1,343,011
Credit Suisse Mortgage Capital Certificates 2017-MOON B†	3.303%	#(j)	7/10/2034	200	203,950
Credit Suisse Mortgage Capital Certificates 2017-MOON C†	3.303%	#(j)	7/10/2034	2,388	2,418,349
Credit Suisse Mortgage Capital Certificates 2017-MOON D†	3.303%	#(j)	7/10/2034	150	150,602
Credit Suisse Mortgage Capital Certificates Trust 2017-PFHP A†	2.715% (1 Mo. LIBOR + .95%	)#	12/15/2030	502	502,213
Credit Suisse Mortgage Capital Certificates Trust 2017-PFHP C†	3.365% (1 Mo. LIBOR + 1.60%	)#	12/15/2030	400	399,826
CSAIL Commercial Mortgage Trust 2015-C2 XB IO†	0.124%	#(j)	6/15/2057	82,732	220,894
CSAIL Commercial Mortgage Trust 2015-C4 A2 IO	1.628%	#(j)	8/10/2049	9,729	784,185
CSAIL Commercial Mortgage Trust 2 016-C7 XA IO	1.114%	#(j)	11/15/2049	4,443	230,471
DBGS Mortgage Trust 2018-BIOD A†	2.568% (1 Mo. LIBOR + .80%	)#	5/15/2035	1,561	1,556,588
DBUBS Mortgage Trust 2011-LC2A A1†	3.527%		7/10/2044	110	110,927
DBUBS Mortgage Trust 2011-LC2A B†	4.998%	#(j)	7/10/2044	175	181,083
DBWF Mortgage Trust 2015-LCM A1†	2.998%		6/10/2034	375	378,956
DBWF Mortgage Trust 2015-LCM XA IO†	0.537%	#(j)	6/10/2034	751	11,176
DBWF Mortgage Trust 2016-85T XA IO†	0.116%	#(j)	12/10/2036	61,529	211,660
DBWF Mortgage Trust 2018-AMXP A†	3.873%	#(j)	5/5/2035	6,000	6,225,296
DBWF Mortgage Trust 2018-AMXP B†	4.122%	#(j)	5/5/2035	1,500	1,557,788
DBWF Mortgage Trust 2018-AMXP C†	3.956%	#(j)	5/5/2035	1,000	1,016,965
Federal Home Loan Mortgage Corp. 2015-K721 B†	3.681%	#(j)	11/25/2047	3,624	3,726,209
Fontainebleau Miami Beach Trust 2019-FBLU A†(d)	3.144%		12/10/2036	761	784,739
Fontainebleau Miami Beach Trust 2019-FBLU B†(d)	3.447%		12/10/2036	335	345,627
GS Mortgage Securities Corp Trust 2017-SLP A†	3.419%		10/10/2032	1,300	1,338,346
GS Mortgage Securities Corp. II 2012-BWTR A†	2.954%		11/5/2034	2,000	2,046,603
GS Mortgage Securities Corp. II 2012-TMSQ A†	3.007%		12/10/2030	1,300	1,327,862
GS Mortgage Securities Corp. II 2013-KING A†	2.706%		12/10/2027	3,506	3,504,131

252	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
GS Mortgage Securities Corp. II 2013-KING C†	3.55%	#(j)	12/10/2027	$700	$699,471
GS Mortgage Securities Corp. Trust 2012-ALOH A†	3.551%		4/10/2034	1,785	1,831,573
GS Mortgage Securities Corp. Trust 2012-ALOH C†	4.267%	#(j)	4/10/2034	115	118,448
GS Mortgage Securities Corp. Trust 2016-RENT C†	4.202%	#(j)	2/10/2029	252	254,771
GS Mortgage Securities Corp. Trust 2017-GPTX A†	2.856%		5/10/2034	1,159	1,159,208
GS Mortgage Securities Corp. Trust 2017-GPTX B†	3.104%		5/10/2034	1,060	1,057,738
GS Mortgage Securities Corp. Trust 2017-STAY A†	2.615% (1 Mo. LIBOR + .85%	)#	7/15/2032	888	888,302
GS Mortgage Securities Corp. Trust 2017-STAY B†	2.865% (1 Mo. LIBOR + 1.10%	)#	7/15/2032	313	313,462
GS Mortgage Securities Corp. Trust 2017-STAY C†	3.115% (1 Mo. LIBOR + 1.35%	)#	7/15/2032	225	225,050
GS Mortgage Securities Corp. Trust 2017-STAY D†	3.715% (1 Mo. LIBOR + 1.95%	)#	7/15/2032	531	530,322
GS Mortgage Securities Corp. Trust 2018-RIVR A†	2.715% (1 Mo. LIBOR + .95%	)#	7/15/2035	1,687	1,691,129
GS Mortgage Securities Corp. Trust 2019-70P A†	2.765% (1 Mo. LIBOR + 1.00%	)#	10/15/2036	2,982	2,985,950
GS Mortgage Securities Corp. Trust 2019-70P B†	3.085% (1 Mo. LIBOR + 1.32%	)#	10/15/2036	657	657,408
GS Mortgage Securities Trust 2010-C2 A1†	3.849%		12/10/2043	29	29,479
GS Mortgage Securities Trust 2012-GCJ7 B	4.74%		5/10/2045	259	269,952
GS Mortgage Securities Trust 2012-GCJ9 XA IO	2.107%	#(j)	11/10/2045	1,414	66,254
GS Mortgage Securities Trust 2013 GC12 B	3.777%	#(j)	6/10/2046	1,000	1,031,178
GS Mortgage Securities Trust 2013-G1 A2†	3.557%	#(j)	4/10/2031	2,584	2,634,625
GS Mortgage Securities Trust 2013-GC12 XA IO	1.557%	#(j)	6/10/2046	18,887	766,358
GS Mortgage Securities Trust 2015-GS1 XA IO	0.934%	#(j)	11/10/2048	1,062	43,218
GS Mortgage Securities Trust 2016-GS4 225A†	2.636%		11/10/2029	317	318,289	(b)
GS Mortgage Securities Trust 2016-GS4 225C†	3.778%		11/10/2029	553	561,324	(b)
Hilton Orlando Trust 2018-ORL A†	2.535% (1 Mo. LIBOR + .77%	)#	12/15/2034	1,462	1,463,460
Hilton Orlando Trust 2018-ORL D†	3.465% (1 Mo. LIBOR + 1.70%	)#	12/15/2034	664	664,934
HMH Trust 2017-NSS A†	3.062%		7/5/2031	974	988,460
HMH Trust 2017-NSS B†	3.343%		7/5/2031	629	640,111
HMH Trust 2017-NSS C†	3.787%		7/5/2031	469	474,223
HMH Trust 2017-NSS D†	4.723%		7/5/2031	618	630,917
Hudsons Bay Simon JV Trust 2015-HB7 A7†	3.914%		8/5/2034	2,366	2,415,951
Hudsons Bay Simon JV Trust 2015-HB7 B7†	4.666%		8/5/2034	1,200	1,211,371
Hudsons Bay Simon JV Trust 2015-HB7 D7†	5.331%	#(j)	8/5/2034	559	537,000

See Notes to Financial Statements.	253

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Hudsons Bay Simon JV Trust 2015-HBFL CFL†	4.79% (1 Mo. LIBOR + 2.80%	)#	8/5/2034	$1,961	$1,960,808
Irvine Core Office Trust 2013-IRV A1†	2.068%		5/15/2048	932	929,610
Irvine Core Office Trust 2013-IRV A2†	3.279%	#(j)	5/15/2048	732	757,787
JPMorgan Chase Commercial Mortgage Securities Corp. 2018 AON XA IO†	0.639%	#(j)	7/5/2031	129,394	2,322,273
JPMorgan Chase Commercial Mortgage Securities Corp. 2018 AON XB IO†	0.308%	#(j)	7/5/2031	50,413	357,116
JPMorgan Chase Commercial Mortgage Securities Trust 2012-C6 B	4.819%	#(j)	5/15/2045	253	264,906
JPMorgan Chase Commercial Mortgage Securities Trust 2012-C8 A3	2.829%		10/15/2045	933	948,862
JPMorgan Chase Commercial Mortgage Securities Trust 2012-WLDN A†	3.905%		5/5/2030	5,942	6,100,376
JPMorgan Chase Commercial Mortgage Securities Trust 2012-WLDN B†	4.488%	#(j)	5/5/2030	1,254	1,296,811
JPMorgan Chase Commercial Mortgage Securities Trust 2013-C10 XA IO	1.12%	#(j)	12/15/2047	8,346	226,026
JPMorgan Chase Commercial Mortgage Securities Trust 2013-C12 XA IO	0.601%	#(j)	7/15/2045	4,767	65,569
JPMorgan Chase Commercial Mortgage Securities Trust 2013-C14 A4	4.133%	#(j)	8/15/2046	2,000	2,131,607
JPMorgan Chase Commercial Mortgage Securities Trust 2013-LC11 XA IO	1.399%	#(j)	4/15/2046	1,342	48,369
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C18 A5	4.079%		2/15/2047	3,000	3,215,644
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C19 A2	3.046%		4/15/2047	4	4,398
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C19 XA IO	0.909%	#(j)	4/15/2047	1,793	39,303
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C19 XB IO	0.441%	#(j)	4/15/2047	1,000	14,364
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C24 XA IO	1.079%	#(j)	11/15/2047	2,634	81,797
JPMorgan Chase Commercial Mortgage Securities Trust 2014-DSTY A†	3.429%		6/10/2027	5,000	5,030,848
JPMorgan Chase Commercial Mortgage Securities Trust 2014-DSTY XA IO†	0.503%	#(j)	6/10/2027	2,906	87
JPMorgan Chase Commercial Mortgage Securities Trust 2014-DSTY XB IO†	0.16%	#(j)	6/10/2027	1,292	13
JPMorgan Chase Commercial Mortgage Securities Trust 2015-C28 A2 IO	0.873%	#(j)	12/15/2049	4,013	129,261

254	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Trust 2015-C29 XA IO	0.901%	#(j)	5/15/2048	$2,535	$60,497
JPMorgan Chase Commercial Mortgage Securities Trust 2015-UES D†	3.742%	#(j)	9/5/2032	2,025	2,031,731
JPMorgan Chase Commercial Mortgage Securities Trust 2016-WIKI B†	3.201%		10/5/2031	357	360,678
JPMorgan Chase Commercial Mortgage Securities Trust 2016-WIKI C IO†	0.791%	#(j)	10/5/2031	1,432	13,504
JPMorgan Chase Commercial Mortgage Securities Trust 2016-WIKI D†	4.143%	#(j)	10/5/2031	731	743,630
JPMorgan Chase Commercial Mortgage Securities Trust 2016-WIKI D IO	1.22%	#(j)	9/15/2050	8,330	501,792
JPMorgan Chase Commercial Mortgage Securities Trust 2016-WIKI E†	4.143%	#(j)	10/5/2031	138	139,406
JPMorgan Chase Commercial Mortgage Securities Trust 2016-WIKI XA IO†	1.345%	#(j)	10/5/2031	2,367	39,411
JPMorgan Chase Commercial Mortgage Securities Trust 2017-MARK A†	3.392%		6/5/2032	1,482	1,512,563
JPMorgan Chase Commercial Mortgage Securities Trust 2017-MARK B†	3.795%		6/5/2032	608	620,577
JPMorgan Chase Commercial Mortgage Securities Trust 2017-MARK C†	4.171%	#(j)	6/5/2032	452	460,921
JPMorgan Chase Commercial Mortgage Securities Trust 2017-MARK X IO†	0.661%	#(j)	6/5/2032	32,692	414,724
JPMorgan Chase Commercial Mortgage Securities Trust 2018 WPT XBFX IO†	0.555%	#(j)	7/5/2033	95,152	1,377,801
JPMorgan Chase Commercial Mortgage Securities Trust 2018-LAQ A†	2.765% (1 Mo. LIBOR + 1.00%	)#	6/15/2032	775	776,015
JPMorgan Chase Commercial Mortgage Securities Trust 2018-LAQ B†	3.065% (1 Mo. LIBOR + 1.30%	)#	6/15/2032	1,151	1,152,971
JPMorgan Chase Commercial Mortgage Securities Trust 2018-LAQ C†	3.365% (1 Mo. LIBOR + 1.60%	)#	6/15/2032	927	929,092
JPMorgan Chase Commercial Mortgage Securities Trust 2018-LAQ E†	4.765% (1 Mo. LIBOR + 3.00%	)#	6/15/2035	147	147,691
JPMorgan Chase Commercial Mortgage Securities Trust 2018-PTC A†	2.965% (1 Mo. LIBOR + 1.20%	)#	4/15/2031	1,658	1,661,599
JPMorgan Chase Commercial Mortgage Securities Trust 2018-PTC B†	3.665% (1 Mo. LIBOR + 1.90%	)#	4/15/2031	449	449,893
JPMorgan Chase Commercial Mortgage Securities Trust 2018-PTC C†	4.065% (1 Mo. LIBOR + 2.30%	)#	4/15/2031	332	332,945

See Notes to Financial Statements.	255

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Trust 2018-PTC D†	4.885% (1 Mo. LIBOR + 3.12%	)#	4/15/2031	$174	$174,626
JPMorgan Chase Commercial Mortgage Securities Trust 2018-WPT AFL†	2.724% (1 Mo. LIBOR + .95%	)#	7/5/2033	931	929,479
JPMorgan Chase Commercial Mortgage Securities Trust 2018-WPT BFX†	4.549%		7/5/2033	839	897,052
JPMorgan Chase Commercial Mortgage Securities Trust 2018-WPT CFL†	3.424% (1 Mo. LIBOR + 1.65%	)#	7/5/2033	323	322,506
JPMorgan Chase Commercial Mortgage Securities Trust 2018-WPT DFL†	4.024% (1 Mo. LIBOR + 2.25%	)#	7/5/2033	323	322,666
JPMorgan Chase Commercial Mortgage Securities Trust 2018-WPT DFX†	5.35%		7/5/2033	1,281	1,374,674
JPMorgan Chase Commercial Mortgage Securities Trust 2019-ICON A†	3.884%		1/5/2034	1,309	1,387,173
JPMorgan Chase Commercial Mortgage Securities Trust 2019-ICON XA IO†	1.996%	#(j)	3/10/2049	1,419	85,859
Ladder Capital Commercial Mortgage Securities LLC 2014-PKMD B†	2.952%	#(j)	11/14/2027	410	409,581
LMREC, Inc. 2015-CRE1 AR†	2.696% (1 Mo. LIBOR + .98	)#	2/22/2032	423	422,688
LMREC, Inc. 2015-CRE1 BR	4.072%		2/22/2032	381	380,792
LSTAR Commercial Mortgage Trust 2016-4 XB IO†	0.756%	#(j)	3/10/2049	19,753	731,059
LSTAR Commercial Mortgage Trust 2017-5 A1†	2.417%		3/10/2050	316	316,454
LSTAR Commercial Mortgage Trust 2017-5 A2†	2.776%		3/10/2050	800	805,797
LSTAR Commercial Mortgage Trust 2017-5 A3†	4.50%		3/10/2050	2,100	2,224,457
Madison Avenue Trust 2013-650M B†	4.169%	#(j)	10/12/2032	1,423	1,433,734
Morgan Stanley Bank of America Merrill Lynch Trust 2012-CKSV A2†	3.277%		10/15/2030	2,090	2,112,857
Morgan Stanley Bank of America Merrill Lynch Trust 2012-CKSV A2 IO	0.796%	#(j)	7/15/2050	7,037	160,933
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C11 A4	4.299%	#(j)	8/15/2046	1,736	1,849,596
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C7 A4	2.918%		2/15/2046	500	510,761
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C7 A4 IO	1.557%	#(j)	11/15/2049	4,811	342,954
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C8 B	3.696%	#(j)	12/15/2048	1,000	1,021,401
Morgan Stanley Capital Barclays Bank Trust 2016-MART C†	2.817%		9/13/2031	500	499,557

256	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Capital Barclays Bank Trust 2016-MART XCP IO†	Zero Coupon	#(j)	9/13/2031	$188,074	$1,881
Morgan Stanley Capital I Trust 2012-C4 XA IO†	2.254%	#(j)	3/15/2045	12,935	467,737
Morgan Stanley Capital I Trust 2012-STAR A1†	2.084%		8/5/2034	504	502,166
Morgan Stanley Capital I Trust 2014-CPT A†	3.35%		7/13/2029	200	203,432
Morgan Stanley Capital I Trust 2014-CPT XA IO†	0.188%	#(j)	7/13/2029	60,000	102,600
Morgan Stanley Capital I Trust 2014-MP A†	3.469%		8/11/2033	100	102,150
Morgan Stanley Capital I Trust 2016-UB11 XA IO	1.761%	#(j)	8/15/2049	4,391	331,534
Motel 6 Trust 2017-MTL6 F†	6.015% (1 Mo. LIBOR + 4.25%	)#	8/15/2034	985	994,347
MSCG Trust 2015-ALDR A1†	2.612%		6/7/2035	395	395,466
MSCG Trust 2016-SNR A†	3.46%	#(j)	11/15/2034	106	106,652
MSCG Trust 2016-SNR B†	4.181%		11/15/2034	512	518,742
MSCG Trust 2016-SNR C†	5.205%		11/15/2034	329	336,552
Natixis Commercial Mortgage Securities Trust 2018-285M A†	3.917%	#(j)	11/15/2032	1,890	1,963,194
PFP Ltd. 2019-6 A†	2.964% (1 Mo. LIBOR + 1.05%	)#	4/14/2037	1,316	1,328,406
Prima Capital CRE Securitization 2015-5A C†	4.50%		12/24/2050	2,204	2,199,741
Prima Capital CRE Securitization Ltd. 2013-3A A†	2.214%		10/24/2035	309	309,609	(b)
RBS Commercial Funding, Inc. Trust 2013-GSP A†	3.961%	#(j)	1/15/2032	592	624,413
ReadyCap Commercial Mortgage Trust 2018-4 A†	3.39%		2/27/2051	1,446	1,464,374
ReadyCap Commercial Mortgage Trust 2019-6 A†	2.832%		10/25/2052	1,033	1,037,753
RETL 2019-RVP C†	3.865% (1 Mo. LIBOR + 2.10%	)#	3/15/2036	550	552,759
Shelter Growth CRE Issuer Ltd. 2018-FL1 A†	2.765% (1 Mo. LIBOR + 1.00%	)#	1/15/2035	431	431,983
SLIDE 2018-FUN A†	2.665% (1 Mo. LIBOR + .90%	)#	6/15/2031	1,467	1,466,858
SLIDE 2018-FUN B†	3.015% (1 Mo. LIBOR + 1.25%	)#	6/15/2031	325	324,686
SLIDE 2018-FUN B IO†	0.976%	#(j)	12/15/2020	34,883	349,801	(b)
SLIDE 2018-FUN C†	3.315% (1 Mo. LIBOR + 1.55%	)#	6/15/2031	263	263,801
SLIDE 2018-FUN D†	3.615% (1 Mo. LIBOR + 1.85%	)#	6/15/2031	426	427,421
Stonemont Portfolio Trust 2017-MONT F†	5.324% (1 Mo. LIBOR + 3.60%	)#	8/20/2030	1,589	1,594,681
Structured Asset Securities Corp. 2006-3H 1A3	5.75%		12/25/2035	53	55,037
UBS-BAMLL Trust 2012-WRM A†	3.663%		6/10/2030	1,250	1,282,926
UBS-Barclays Commercial Mortgage Trust 2012-C2 A4	3.525%		5/10/2063	625	643,935
UBS-Barclays Commercial Mortgage Trust 2012-C3 A4	3.091%		8/10/2049	973	993,445
UBS-Barclays Commercial Mortgage Trust 2012-C3 A4 IO†	1.088%	#(j)	3/10/2046	9,889	241,801

See Notes to Financial Statements.	257

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
UBS-Barclays Commercial Mortgage Trust 2012-C4 A4	2.792%		12/10/2045	$1,208	$1,224,124
UBS-Barclays Commercial Mortgage Trust 2012-C4 A5	2.85%		12/10/2045	1,000	1,017,547
UBS-Barclays Commercial Mortgage Trust 2013 C6 A4	3.244%		4/10/2046	2,300	2,370,147
UBS-Barclays Commercial Mortgage Trust 2013-C5 AS†	3.347%		3/10/2046	4,200	4,312,759
UBS-Barclays Commercial Mortgage Trust 2013-C5 B†	3.649%	#(j)	3/10/2046	635	649,859
UBS-Barclays Commercial Mortgage Trust 2013-C6 XA IO†	1.264%	#(j)	4/10/2046	17,298	529,930
VNDO Mortgage Trust 2012-6AVE A†	2.996%		11/15/2030	9,000	9,191,785
Vornado DP LLC Trust 2010-VNO A1†	2.97%		9/13/2028	50	49,696
Wells Fargo Commercial Mortgage Trust 2010-C1 C†	5.783%	#(j)	11/15/2043	520	530,942
Wells Fargo Commercial Mortgage Trust 2010-C1 C IO	0.10%	#(j)	6/15/2048	58,000	147,314
Wells Fargo Commercial Mortgage Trust 2013-LC12 A4	4.218%	#(j)	7/15/2046	2,498	2,659,526
Wells Fargo Commercial Mortgage Trust 2014 LC16 A4	3.548%		8/15/2050	1,170	1,227,324
Wells Fargo Commercial Mortgage Trust 2015-C29 XA IO	0.806%	#(j)	6/15/2048	3,698	109,157
Wells Fargo Commercial Mortgage Trust 2015-NXS4 A2A IO	1.908%	#(j)	8/15/2049	1,717	162,182
Wells Fargo Commercial Mortgage Trust 2016-LC24 XB IO	1.16%	#(j)	10/15/2049	7,057	437,461
Wells Fargo Commercial Mortgage Trust 2018-C44 A2	4.178%		5/15/2051	675	716,563
Wells Fargo Commercial Mortgage Trust 2018-C47 A2	4.361%		9/15/2061	878	948,214
West Town Mall Trust 2017-KNOX A†	3.823%		7/5/2030	1,620	1,660,848
West Town Mall Trust 2017-KNOX B†	4.322%		7/5/2030	679	699,746
West Town Mall Trust 2017-KNOX B IO†	0.521%	#(j)	7/5/2030	34,983	306,416
West Town Mall Trust 2017-KNOX C†	4.491%	#(j)	7/5/2030	500	512,231
West Town Mall Trust 2017-KNOX D†	4.491%	#(j)	7/5/2030	625	635,744
WF-RBS Commercial Mortgage Trust 2011-C2 A4†	4.869%	#(j)	2/15/2044	140	143,107
WF-RBS Commercial Mortgage Trust 2011-C2 A4 IO†	1.503%	#(j)	6/15/2045	10,427	264,660

258	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
WF-RBS Commercial Mortgage Trust 2012-C10 A3	2.875%		12/15/2045	$275	$280,089
WF-RBS Commercial Mortgage Trust 2012-C7 A2	3.431%		6/15/2045	790	811,656
WF-RBS Commercial Mortgage Trust 2012-C7 B	4.903%	#(j)	6/15/2045	300	312,822
WF-RBS Commercial Mortgage Trust 2012-C9 A3	2.87%		11/15/2045	176	179,369
WF-RBS Commercial Mortgage Trust 2013-C11 AS	3.311%		3/15/2045	1,166	1,200,475
WF-RBS Commercial Mortgage Trust 2013-C13 XA IO†	1.335%	#(j)	5/15/2045	9,632	330,325
WF-RBS Commercial Mortgage Trust 2014-C20 XA IO	1.124%	#(j)	5/15/2047	5,420	185,113
WF-RBS Commercial Mortgage Trust 2014-C20 XB IO	0.734%	#(j)	5/15/2047	1,368	34,620
WF-RBS Commercial Mortgage Trust 2014-C21 XB IO	0.795%	#(j)	8/15/2047	15,000	437,663
Total Non-Agency Commercial Mortgage-Backed Securities (cost $281,339,874)					284,297,084

	Dividend Rate			Shares (000)

PREFERRED STOCK 0.00%

Energy: Exploration & Production
Templar Energy LLC (cost $140,791)	Zero Coupon			15	–	(b)

	Interest Rate			Principal Amount (000)

U.S. TREASURY OBLIGATION 1.00%
U.S. Treasury Note (cost $11,051,210)	1.50%		11/30/2021	$11,072	11,047,780
Total Long-Term Investments (cost $1,065,015,580)					1,073,509,410

SHORT-TERM INVESTMENTS 1.54%

COMMERCIAL PAPER 0.43%

Automotive
Ford Motor Credit Co. LLC (cost $4,765,510)	3.91%		12/4/2019	4,767	4,766,007

See Notes to Financial Statements.	259

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2019

Investments	Principal Amount (000)	Fair Value
REPURCHASE AGREEMENT 1.11%
Repurchase Agreement dated 11/29/2019, 0.85% due 12/2/2019 with Fixed Income Clearing Corp. collateralized by $12,465,000 of U.S. Treasury Note at 2.00% due 10/31/2021; value: $12,563,336; proceeds: $12,314,753 (cost $12,313,880)	$12,314	$12,313,880
Total Short-Term Investments (cost $17,079,390)		17,079,887
Total Investments in Securities 98.78% (cost $1,082,094,970)		1,090,589,297
Less Unfunded Loan Commitments (0.02)% (cost $220,000)		(221,100)
Net Investments 98.76% (cost $1,081,874,970)		1,090,368,197
Cash, Foreign Cash and Other Assets in Excess of Liabilities(k) 1.24%		13,722,694
Net Assets 100.00%		$1,104,090,891

BRL	Brazilian real.
CAD	Canadian dollar.
EUR	euro.
IO	Interest Only.
LIBOR	London Interbank Offered Rate.
PIK	Payment-in-kind.
SOFR	Secured Over Night Financing Rate.
Units	More than one class of securities traded together.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At November 30, 2019, the total value of Rule 144A securities was $611,817,092, which represents 55.41% of net assets.
#	Variable rate security. The interest rate represents the rate in effect at November 30, 2019.
*	Non-income producing security.
(a)	Amount is less than $1,000.
(b)	Level 3 Investment as described in Note 2(t) in the Notes to Financials. Security valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.
(c)	Investment in non-U.S. dollar denominated securities.
(d)	Securities purchased on a when-issued basis (See Note 2(i)).
(e)	Foreign security traded in U.S. dollars.
(f)	Security is perpetual in nature and has no stated maturity.
(g)	Defaulted (non-income producing security).
(h)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at November 30, 2019.
(i)	Interest rate to be determined.
(j)	Interest rate is based on the weighted average interest rates of the underlying mortgages within the mortgage pool.
(k)	Cash, Foreign Cash and Other Assets in Excess of Liabilities include net unrealized appreciation/depreciation on forward foreign currency exchange contracts, futures contracts and swaps as follows:

260	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2019

Centrally Cleared Interest Rate Swap Contracts at November 30, 2019(1):

	Periodic	Periodic
	Payments	Payments
	to be Made	to be Received
	By The Fund	By The Fund	Termination	Notional	Notional	Unrealized
Central Clearingparty*	(Quarterly)	(Quarterly)	Date	Amount	Value	Appreciation
Credit Suisse	3-Month USD LIBOR Index	2.3497%	4/1/2021	$100,874,480	$101,731,057	$856,577

* Central clearinghouse: Chicago Mercantile Exchange (CME)

	Periodic	Periodic
	Payments	Payments
	to be Made	to be Received
	By The Fund	By The Fund	Termination	Notional	Notional	Unrealized
Central Clearingparty*	(Quarterly)	(Quarterly)	Date	Amount	Value	Depreciation
Credit Suisse	2.4045%	3-Month USD LIBOR Index	4/1/2029	$17,000,000	$15,928,315	$(1,071,685)

* Central clearinghouse: Chicago Mercantile Exchange (CME)

Open Consumer Price Index (“CPI”) Centrally Cleared Swaps at November 30, 2019:

	Payments to be	Payments to be
	Made By	Received By
Swap	The Fund at	The Fund at	Termination	Notional	Fair	Unrealized
Counterparty	Termination Date	Termination Date	Date	Amount	Value	Appreciation
Bank of America	CPI Urban Consumer NSA	2.054%	12/5/2022	$10,000,000	$10,147,436	$147,436
Credit Suisse	1.570%	CPI Urban Consumer NSA	1/10/2021	100,000,000	100,000,440	440
Credit Suisse	1.7315%	CPI Urban Consumer NSA	8/24/2026	10,000,000	10,104,775	104,775
Credit Suisse	1.7925%	CPI Urban Consumer NSA	7/18/2026	35,000,000	35,226,939	226,939
Credit Suisse	1.876%	CPI Urban Consumer NSA	10/24/2039	5,000,000	5,023,739	23,739
Credit Suisse	1.9775%	CPI Urban Consumer NSA	12/14/2019	30,000,000	30,052,709	52,709
Credit Suisse	CPI Urban Consumer NSA	1.685%	8/7/2024	15,000,000	15,021,540	21,540
Credit Suisse	CPI Urban Consumer NSA	1.689%	8/8/2024	20,000,000	20,031,948	31,948
Credit Suisse	CPI Urban Consumer NSA	1.817%	1/4/2026	25,000,000	25,220,158	220,158
Credit Suisse	CPI Urban Consumer NSA	1.828%	6/28/2025	15,000,000	15,130,393	130,393
Credit Suisse	CPI Urban Consumer NSA	1.835%	8/2/2024	20,000,000	20,185,163	185,163
Credit Suisse	CPI Urban Consumer NSA	1.8425%	1/4/2026	10,000,000	10,106,358	106,358
Credit Suisse	CPI Urban Consumer NSA	1.847%	1/3/2026	25,000,000	25,276,767	276,767
Credit Suisse	CPI Urban Consumer NSA	1.847%	9/24/2029	10,000,000	10,023,021	23,021
Credit Suisse	CPI Urban Consumer NSA	1.8475%	1/7/2026	10,000,000	10,107,452	107,452

See Notes to Financial Statements.	261

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2019

	Payments to be	Payments to be
	Made By	Received By
Swap	The Fund at	The Fund at	Termination	Notional	Fair	Unrealized
Counterparty	Termination Date	Termination Date	Date	Amount	Value	Appreciation
Credit Suisse	CPI Urban Consumer NSA	1.857%	8/2/2024	$10,000,000	$10,103,693	$103,693
Credit Suisse	CPI Urban Consumer NSA	1.8755%	12/28/2025	15,000,000	15,196,079	196,079
Credit Suisse	CPI Urban Consumer NSA	1.8913%	12/27/2025	15,000,000	15,212,205	212,205
Credit Suisse	CPI Urban Consumer NSA	1.8975%	4/3/2021	20,000,000	20,044,617	44,617
Credit Suisse	CPI Urban Consumer NSA	1.8975%	12/27/2025	15,000,000	15,218,958	218,958
Credit Suisse	CPI Urban Consumer NSA	1.918%	12/19/2024	20,000,000	20,296,697	296,697
Credit Suisse	CPI Urban Consumer NSA	1.924%	4/10/2022	10,000,000	10,060,386	60,386
Credit Suisse	CPI Urban Consumer NSA	1.933%	4/1/2026	10,000,000	10,118,746	118,746
Credit Suisse	CPI Urban Consumer NSA	1.9351%	6/9/2022	10,000,000	10,054,865	54,865
Credit Suisse	CPI Urban Consumer NSA	1.936%	12/19/2024	20,000,000	20,318,878	318,878
Credit Suisse	CPI Urban Consumer NSA	1.941%	11/27/2034	10,000,000	10,071,236	71,236
Credit Suisse	CPI Urban Consumer NSA	1.950%	2/13/2026	10,000,000	10,153,292	153,292
Credit Suisse	CPI Urban Consumer NSA	1.9525%	12/21/2025	15,000,000	15,272,690	272,690
Credit Suisse	CPI Urban Consumer NSA	1.954%	2/1/2026	10,000,000	10,167,257	167,257
Credit Suisse	CPI Urban Consumer NSA	1.9725%	12/14/2024	15,000,000	15,268,285	268,285
Credit Suisse	CPI Urban Consumer NSA	1.978%	6/17/2039	5,000,000	5,086,270	86,270
Credit Suisse	CPI Urban Consumer NSA	1.9975%	12/13/2024	20,000,000	20,387,110	387,110
Credit Suisse	CPI Urban Consumer NSA	2.020%	1/10/2029	20,000,000	20,477,194	477,194
Credit Suisse	CPI Urban Consumer NSA	2.026%	11/20/2020	30,000,000	30,223,780	223,780
Credit Suisse	CPI Urban Consumer NSA	2.028%	1/15/2029	5,000,000	5,121,619	121,619
Credit Suisse	CPI Urban Consumer NSA	2.032%	11/30/2023	30,000,000	30,567,661	567,661
Credit Suisse	CPI Urban Consumer NSA	2.033%	1/11/2029	20,000,000	20,502,833	502,833
Credit Suisse	CPI Urban Consumer NSA	2.0363%	11/21/2022	10,000,000	10,125,647	125,647
Credit Suisse	CPI Urban Consumer NSA	2.050%	12/11/2024	30,000,000	30,674,348	674,348
Credit Suisse	CPI Urban Consumer NSA	2.055%	11/6/2020	40,000,000	40,313,005	313,005
Credit Suisse	CPI Urban Consumer NSA	2.065%	11/8/2020	40,000,000	40,321,344	321,344

262	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2019

	Payments to be	Payments to be
	Made By	Received By
Swap	The Fund at	The Fund at	Termination	Notional	Fair	Unrealized
Counterparty	Termination Date	Termination Date	Date	Amount	Value	Appreciation
Credit Suisse	CPI Urban Consumer NSA	2.090%	11/2/2020	$30,000,000	$30,254,080	$254,080
Credit Suisse	CPI Urban Consumer NSA	2.092%	12/6/2024	15,000,000	15,371,477	371,477
Credit Suisse	CPI Urban Consumer NSA	2.210%	10/17/2020	30,000,000	30,327,677	327,677
Credit Suisse	CPI Urban Consumer NSA	2.250%	3/21/2024	10,000,000	10,332,659	332,659
Credit Suisse	CPI Urban Consumer NSA	2.275%	4/18/2024	50,000,000	51,815,552	1,815,552
Credit Suisse	CPI Urban Consumer NSA	2.2775%	2/16/2028	15,000,000	15,739,567	739,567
Unrealized Appreciation on CPI Centrally Cleared Swaps						$11,858,545

Open Consumer Price Index (“CPI”) Centrally Cleared Swaps at November 30, 2019:

	Payments to be	Payments to be
	Made By	Received By
Swap	The Fund at	The Fund at	Termination	Notional	Fair	Unrealized
Counterparty	Termination Date	Termination Date	Date	Amount	Value	Depreciation
Credit Suisse	1.615%	CPI Urban Consumer NSA	1/11/2021	$140,000,000	$139,890,048	$(109,952)
Credit Suisse	1.615%	CPI Urban Consumer NSA	9/23/2022	30,000,000	29,968,859.	(31,141)
Credit Suisse	1.700%	CPI Urban Consumer NSA	2/4/2021	40,000,000	39,960,444	(39,556)
Credit Suisse	1.748%	CPI Urban Consumer NSA	11/8/2024	15,000,000	14,951,712.	(48,288)
Credit Suisse	1.756%	CPI Urban Consumer NSA	11/15/2024	10,000,000	9,964,617	(35,383)
Credit Suisse	1.770%	CPI Urban Consumer NSA	9/23/2027	25,000,000	24,966,263.	(33,737)
Credit Suisse	1.844%	CPI Urban Consumer NSA	3/4/2021	30,000,000	29,936,194	(63,806)
Credit Suisse	1.9175%	CPI Urban Consumer NSA	6/14/2029	10,000,000	9,900,044	(99,956)
Credit Suisse	2.0075%	CPI Urban Consumer NSA	4/28/2020	30,000,000	29,955,823	(44,177)
Credit Suisse	2.030%	CPI Urban Consumer NSA	5/3/2022	15,000,000	14,796,426	(203,574)
Credit Suisse	2.035%	CPI Urban Consumer NSA	5/2/2021	10,000,000	9,904,658	(95,342)
Credit Suisse	2.065%	CPI Urban Consumer NSA	1/9/2039	5,000,000	4,811,510	(188,490)
Credit Suisse	2.075%	CPI Urban Consumer NSA	1/8/2021	20,000,000	19,866,974	(133,026)
Credit Suisse	2.107%	CPI Urban Consumer NSA	2/21/2031	5,000,000	4,857,541	(142,459)
Credit Suisse	2.110%	CPI Urban Consumer NSA	2/19/2031	5,000,000	4,854,601	(145,399)
Credit Suisse	2.119%	CPI Urban Consumer NSA	4/12/2022	25,000,000	24,534,379	(465,621)

See Notes to Financial Statements.	263

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2019

	Payments to be	Payments to be
	Made By	Received By
Swap	The Fund at	The Fund at	Termination	Notional	Fair	Unrealized
Counterparty	Termination Date	Termination Date	Date	Amount	Value	Depreciation
Credit Suisse	2.119%	CPI Urban Consumer NSA	2/11/2031	$15,000,000	$14,534,227	$(465,773)
Credit Suisse	2.1275%	CPI Urban Consumer NSA	11/14/2024	60,000,000	58,530,331	(1,469,669)
Credit Suisse	2.140%	CPI Urban Consumer NSA	7/20/2029	5,000,000	4,836,486	(163,514)
Credit Suisse	2.1438%	CPI Urban Consumer NSA	12/14/2026	10,000,000	9,673,395	(326,605)
Credit Suisse	2.158%	CPI Urban Consumer NSA	3/25/2029	5,000,000	4,835,758	(164,242)
Credit Suisse	2.207%	CPI Urban Consumer NSA	1/8/2027	10,000,000	9,614,256	(385,744)
Credit Suisse	2.269%	CPI Urban Consumer NSA	10/30/2030	10,000,000	9,473,593	(526,407)
Credit Suisse	2.285%	CPI Urban Consumer NSA	5/31/2028	10,000,000	9,485,200	(514,800)
Credit Suisse	2.310%	CPI Urban Consumer NSA	6/1/2028	10,000,000	9,458,739	(541,261)
Credit Suisse	2.335%	CPI Urban Consumer NSA	11/17/2036	8,000,000	7,263,044	(736,956)
Credit Suisse	2.335%	CPI Urban Consumer NSA	11/21/2036	10,000,000	9,077,207	(922,793)
Credit Suisse	2.339%	CPI Urban Consumer NSA	3/14/2029	10,000,000	9,357,937	(642,063)
Credit Suisse	2.340%	CPI Urban Consumer NSA	3/23/2032	5,000,000	4,633,460	(366,540)
Credit Suisse	2.341%	CPI Urban Consumer NSA	8/27/2028	10,000,000	9,405,479	(594,521)
Credit Suisse	2.3425%	CPI Urban Consumer NSA	9/11/2028	10,000,000	9,407,370	(592,630)
Credit Suisse	2.344%	CPI Urban Consumer NSA	3/15/2029	5,000,000	4,675,200	(324,800)
Credit Suisse	2.345%	CPI Urban Consumer NSA	8/14/2028	10,000,000	9,400,629	(599,371)
Credit Suisse	2.3525%	CPI Urban Consumer NSA	6/6/2028	10,000,000	9,412,461	(587,539)
Credit Suisse	2.354%	CPI Urban Consumer NSA	3/6/2032	5,000,000	4,630,476	(369,524)
Credit Suisse	2.355%	CPI Urban Consumer NSA	3/8/2032	10,000,000	9,255,104	(744,896)
Credit Suisse	2.358%	CPI Urban Consumer NSA	7/25/2028	10,000,000	9,389,548	(610,452)
Credit Suisse	2.3625%	CPI Urban Consumer NSA	3/21/2032	5,000,000	4,615,631	(384,369)
Credit Suisse	2.3625%	CPI Urban Consumer NSA	1/23/2033	5,000,000	4,625,114	(374,886)
Credit Suisse	2.3625%	CPI Urban Consumer NSA	1/25/2033	5,000,000	4,624,911	(375,089)
Credit Suisse	2.365%	CPI Urban Consumer NSA	1/30/2038	10,000,000	8,986,684	(1,013,316)
Credit Suisse	2.370%	CPI Urban Consumer NSA	4/18/2030	25,000,000	23,295,414	(1,704,586)

264	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2019

	Payments to be	Payments to be
	Made By	Received By
Swap	The Fund at	The Fund at	Termination	Notional	Fair	Unrealized
Counterparty	Termination Date	Termination Date	Date	Amount	Value	Depreciation
Credit Suisse	2.370%	CPI Urban Consumer NSA	2/28/2038	$5,000,000	$4,487,313	$(512,687)
Credit Suisse	2.3745%	CPI Urban Consumer NSA	8/9/2028	10,000,000	9,368,549	(631,451)
Credit Suisse	2.379%	CPI Urban Consumer NSA	9/21/2028	15,000,000	14,056,642	(943,358)
Credit Suisse	2.380%	CPI Urban Consumer NSA	7/6/2028	10,000,000	9,376,302	(623,698)
Credit Suisse	2.380%	CPI Urban Consumer NSA	7/17/2028	15,000,000	14,055,126	(944,874)
Credit Suisse	2.383%	CPI Urban Consumer NSA	6/13/2028	40,000,000	37,511,324	(2,488,676)
Credit Suisse	2.384%	CPI Urban Consumer NSA	10/1/2028	10,000,000	9,369,390	(630,610)
Credit Suisse	2.3845%	CPI Urban Consumer NSA	8/6/2028	25,000,000	23,395,483	(1,604,517)
Credit Suisse	2.390%	CPI Urban Consumer NSA	6/14/2028	45,000,000	42,164,950	(2,835,050)
Credit Suisse	2.390%	CPI Urban Consumer NSA	8/3/2028	10,000,000	9,351,350	(648,650)
Credit Suisse	2.393%	CPI Urban Consumer NSA	5/11/2028	10,000,000	9,353,930	(646,070)
Credit Suisse	2.3938%	CPI Urban Consumer NSA	9/26/2028	10,000,000	9,356,733	(643,267)
Credit Suisse	2.3963%	CPI Urban Consumer NSA	10/9/2028	10,000,000	9,358,050	(641,950)
Credit Suisse	2.400%	CPI Urban Consumer NSA	4/26/2030	10,000,000	9,275,872	(724,128)
Credit Suisse	2.4075%	CPI Urban Consumer NSA	5/21/2028	5,000,000	4,673,153	(326,847)
Credit Suisse	2.5475%	CPI Urban Consumer NSA	4/20/2021	8,000,000	7,180,438	(819,562)
Credit Suisse	2.6725%	CPI Urban Consumer NSA	1/28/2021	15,000,000	13,460,168	(1,539,832)
Credit Suisse	2.7875%	CPI Urban Consumer NSA	6/8/2026	5,000,000	3,958,763	(1,041,237)
Credit Suisse	CPI Urban Consumer NSA	1.405%	10/9/2021	25,000,000	24,929,262	(70,738)
Credit Suisse	CPI Urban Consumer NSA	1.445%	2/3/2021	15,000,000	14,662,954	(337,046)
Credit Suisse	CPI Urban Consumer NSA	1.485%	1/14/2021	20,000,000	19,603,002	(396,998)
Credit Suisse	CPI Urban Consumer NSA	1.628%	8/21/2024	10,000,000	9,980,305	(19,695)
Credit Suisse	CPI Urban Consumer NSA	1.6675%	6/30/2026	7,000,000	6,855,714	(144,286)
Credit Suisse	CPI Urban Consumer NSA	1.730%	10/9/2029	5,000,000	4,951,295	(48,705)
Credit Suisse	CPI Urban Consumer NSA	1.755%	9/6/2029	15,000,000	14,888,056	(111,944)
Credit Suisse	CPI Urban Consumer NSA	1.790%	4/27/2024	30,000,000	29,766,919	(233,081)
Unrealized Depreciation on CPI Centrally Cleared Swaps						$(36,991,210)

See Notes to Financial Statements.	265

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2019

Open Consumer Price Index (“CPI”) OTC Swaps at November 30, 2019:

	Payments to be	Payments to be
	Made By	Received By
Swap	The Fund at	The Fund at	Termination	Notional	Fair	Unrealized
Counterparty	Termination Date	Termination Date	Date	Amount	Value	Appreciation
Bank of America	1.676%	CPI Urban Consumer NSA	8/4/2026	$15,000,000	$15,266,105	$266,105
Bank of America	1.7395%	CPI Urban Consumer NSA	8/23/2026	40,000,000	40,389,768	389,768
Bank of America	1.7465%	CPI Urban Consumer NSA	8/22/2026	20,000,000	20,182,342	182,342
Bank of America	1.769%	CPI Urban Consumer NSA	7/22/2026	35,000,000	35,300,456	300,456
Bank of America	1.9625%	CPI Urban Consumer NSA	12/13/2019	30,000,000	30,054,349	54,349
Bank of America	2.0375%	CPI Urban Consumer NSA	1/10/2020	20,000,000	20,057,852	57,852
Bank of America	CPI Urban Consumer NSA	1.930%	9/7/2022	25,000,000	25,075,292	75,292
Bank of America	CPI Urban Consumer NSA	1.936%	5/22/2022	10,000,000	10,065,716	65,716
Bank of America	CPI Urban Consumer NSA	2.0688%	11/10/2022	15,000,000	15,189,299	189,299
Bank of America	CPI Urban Consumer NSA	2.140%	2/10/2022	30,000,000	30,464,714	464,714
Bank of America	CPI Urban Consumer NSA	2.194%	1/19/2022	30,000,000	30,538,055	538,055
Bank of America	CPI Urban Consumer NSA	2.195%	2/24/2022	25,000,000	25,476,542	476,542
Barclays Bank plc	CPI Urban Consumer NSA	1.7625%	12/4/2019	20,000,000	20,242,083	242,083
Barclays Bank plc	CPI Urban Consumer NSA	2.150%	2/10/2023	30,000,000	30,631,625	631,625
Barclays Bank plc	CPI Urban Consumer NSA	2.193%	1/19/2022	40,000,000	40,715,285	715,285
Deutsche Bank AG	1.6975%	CPI Urban Consumer NSA	9/2/2022	10,000,000	10,007,917	7,917
Deutsche Bank AG	CPI Urban Consumer NSA	1.720%	12/5/2019	20,000,000	20,193,206	193,206
Deutsche Bank AG	CPI Urban Consumer NSA	2.105%	7/10/2025	10,000,000	10,360,669	360,669
Goldman Sachs	1.5675%	CPI Urban Consumer NSA	3/2/2024	8,000,000	8,180,558	180,558
Goldman Sachs	1.649%	CPI Urban Consumer NSA	3/4/2024	5,000,000	5,077,843	77,843
Goldman Sachs	CPI Urban Consumer NSA	1.988%	5/25/2023	10,000,000	10,120,777	120,777
Goldman Sachs	CPI Urban Consumer NSA	2.0625%	12/8/2024	15,000,000	15,739,876	739,876
Goldman Sachs	CPI Urban Consumer NSA	2.3125%	9/30/2024	30,000,000	32,464,755	2,464,755
Unrealized Appreciation on CPI OTC Swaps						$8,795,084

266	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2019

Open Consumer Price Index (“CPI”) OTC Swaps at November 30, 2019:

	Payments to be	Payments to be
	Made By	Received By
Swap	The Fund at	The Fund at	Termination	Notional	Fair	Unrealized
Counterparty	Termination Date	Termination Date	Date	Amount	Value	Depreciation
Bank of America	2.080%	CPI Urban Consumer NSA	4/22/2025	$10,000,000	$9,685,126	$(314,874)
Bank of America	2.100%	CPI Urban Consumer NSA	4/26/2025	10,000,000	9,722,897	(277,103)
Bank of America	2.100%	CPI Urban Consumer NSA	6/30/2042	5,000,000	4,748,572	(251,428)
Bank of America	2.1425%	CPI Urban Consumer NSA	11/22/2024	20,000,000	19,477,005	(522,995)
Bank of America	2.1438%	CPI Urban Consumer NSA	7/24/2029	10,000,000	9,670,181	(329,819)
Bank of America	2.1475%	CPI Urban Consumer NSA	7/31/2029	10,000,000	9,668,992	(331,008)
Bank of America	2.213%	CPI Urban Consumer NSA	10/25/2032	5,000,000	4,774,956	(225,044)
Bank of America	2.275%	CPI Urban Consumer NSA	1/6/2026	20,000,000	19,119,820	(880,180)
Bank of America	2.2975%	CPI Urban Consumer NSA	4/5/2029	5,000,000	4,700,185	(299,815)
Bank of America	2.3013%	CPI Urban Consumer NSA	3/28/2029	5,000,000	4,698,921	(301,079)
Bank of America	2.345%	CPI Urban Consumer NSA	2/13/2029	30,000,000	28,110,166	(1,889,834)
Bank of America	2.3475%	CPI Urban Consumer NSA	3/10/2032	5,000,000	4,633,064	(366,936)
Bank of America	2.360%	CPI Urban Consumer NSA	2/8/2029	10,000,000	9,351,105	(648,895)
Bank of America	2.360%	CPI Urban Consumer NSA	2/15/2029	10,000,000	9,349,194	(650,806)
Bank of America	2.3625%	CPI Urban Consumer NSA	2/1/2038	5,000,000	4,495,678	(504,322)
Bank of America	2.3663%	CPI Urban Consumer NSA	2/20/2038	5,000,000	4,491,146	(508,854)
Bank of America	2.370%	CPI Urban Consumer NSA	1/26/2029	5,000,000	4,669,352	(330,648)
Bank of America	2.370%	CPI Urban Consumer NSA	2/27/2029	10,000,000	9,332,363	(667,637)
Bank of America	2.3763%	CPI Urban Consumer NSA	2/26/2038	5,000,000	4,479,839	(520,161)
Bank of America	2.380%	CPI Urban Consumer NSA	1/13/2029	10,000,000	9,321,100	(678,900)
Bank of America	2.380%	CPI Urban Consumer NSA	1/18/2029	10,000,000	9,323,222	(676,778)
Bank of America	2.3975%	CPI Urban Consumer NSA	1/24/2029	10,000,000	9,300,824	(699,176)
Bank of America	2.3975%	CPI Urban Consumer NSA	2/12/2033	5,000,000	4,593,414	(406,586)
Bank of America	2.409%	CPI Urban Consumer NSA	2/6/2038	5,000,000	4,441,200	(558,800)
Bank of America	2.445%	CPI Urban Consumer NSA	4/24/2023	40,000,000	36,520,846	(3,479,154)

See Notes to Financial Statements.	267

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2019

	Payments to be	Payments to be
	Made By	Received By
Swap	The Fund at	The Fund at	Termination	Notional	Fair	Unrealized
Counterparty	Termination Date	Termination Date	Date	Amount	Value	Depreciation
Bank of America	2.460%	CPI Urban Consumer NSA	4/23/2023	$30,000,000	$27,347,720	$(2,652,280)
Bank of America	2.590%	CPI Urban Consumer NSA	6/26/2023	40,000,000	35,806,434	(4,193,566)
Bank of America	CPI Urban Consumer NSA	1.385%	2/9/2021	10,000,000	9,738,892	(261,108)
Bank of America	CPI Urban Consumer NSA	1.4025%	1/21/2021	10,000,000	9,755,990	(244,010)
Bank of America	CPI Urban Consumer NSA	1.4625%	1/19/2021	20,000,000	19,577,393	(422,607)
Bank of America	CPI Urban Consumer NSA	1.5125%	11/9/2020	10,000,000	9,838,649	(161,351)
Bank of America	CPI Urban Consumer NSA	1.523%	12/16/2020	20,000,000	19,650,458	(349,542)
Bank of America	CPI Urban Consumer NSA	1.540%	8/20/2021	20,000,000	19,754,142	(245,858)
Bank of America	CPI Urban Consumer NSA	1.580%	8/6/2020	25,000,000	24,707,917	(292,083)
Bank of America	CPI Urban Consumer NSA	1.645%	10/1/2025	15,000,000	14,840,313	(159,687)
Bank of America	CPI Urban Consumer NSA	1.780%	6/23/2022	15,000,000	14,960,489	(39,511)
Bank of America	CPI Urban Consumer NSA	1.813%	3/31/2026	5,000,000	4,980,902	(19,098)
Barclays Bank plc	1.874%	CPI Urban Consumer NSA	4/11/2026	10,000,000	9,984,969	(15,031)
Barclays Bank plc	1.944%	CPI Urban Consumer NSA	3/22/2041	5,000,000	4,974,116	(25,884)
Barclays Bank plc	1.960%	CPI Urban Consumer NSA	2/5/2025	10,000,000	9,695,539	(304,461)
Barclays Bank plc	2.0325%	CPI Urban Consumer NSA	11/14/2021	35,000,000	34,748,825	(251,175)
Barclays Bank plc	2.0875%	CPI Urban Consumer NSA	12/1/2024	10,000,000	9,782,518	(217,482)
Barclays Bank plc	2.1275%	CPI Urban Consumer NSA	6/22/2025	10,000,000	9,619,565	(380,435)
Barclays Bank plc	2.1575%	CPI Urban Consumer NSA	12/2/2024	10,000,000	9,721,491	(278,509)
Barclays Bank plc	2.159%	CPI Urban Consumer NSA	11/25/2024	15,000,000	14,584,289	(415,711)
Barclays Bank plc	2.205%	CPI Urban Consumer NSA	12/9/2024	15,000,000	14,516,614	(483,386)
Barclays Bank plc	2.207%	CPI Urban Consumer NSA	1/11/2025	20,000,000	19,333,485	(666,515)
Barclays Bank plc	2.2225%	CPI Urban Consumer NSA	12/30/2023	30,000,000	29,081,306	(918,694)
Barclays Bank plc	2.2275%	CPI Urban Consumer NSA	12/5/2024	15,000,000	14,490,132	(509,868)
Barclays Bank plc	2.354%	CPI Urban Consumer NSA	12/23/2031	10,000,000	9,275,333	(724,667)
Barclays Bank plc	2.3925%	CPI Urban Consumer NSA	12/13/2031	5,000,000	4,606,596	(393,404)

268	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2019

	Payments to be	Payments to be
	Made By	Received By
Swap	The Fund at	The Fund at	Termination	Notional	Fair	Unrealized
Counterparty	Termination Date	Termination Date	Date	Amount	Value	Depreciation
Barclays Bank plc	2.4095%	CPI Urban Consumer NSA	2/1/2032	$10,000,000	$9,181,175	$(818,825)
Barclays Bank plc	2.529%	CPI Urban Consumer NSA	7/8/2022	30,000,000	27,334,701	(2,665,299)
Barclays Bank plc	2.7425%	CPI Urban Consumer NSA	9/14/2024	15,000,000	12,620,508	(2,379,492)
Barclays Bank plc	2.945%	CPI Urban Consumer NSA	3/5/2038	15,000,000	9,437,052	(5,562,948)
Barclays Bank plc	CPI Urban Consumer NSA	1.210%	2/11/2021	20,000,000	19,293,121	(706,879)
Barclays Bank plc	CPI Urban Consumer NSA	1.2625%	2/17/2021	10,000,000	9,668,302	(331,698)
Barclays Bank plc	CPI Urban Consumer NSA	1.363%	1/26/2021	15,000,000	14,603,500	(396,500)
Barclays Bank plc	CPI Urban Consumer NSA	1.500%	7/29/2021	15,000,000	14,679,754	(320,246)
Barclays Bank plc	CPI Urban Consumer NSA	1.562%	10/22/2022	10,000,000	9,867,077	(132,923)
Credit Suisse	2.560%	CPI Urban Consumer NSA	6/27/2020	5,000,000	4,502,917	(497,083)
Credit Suisse	2.6713%	CPI Urban Consumer NSA	4/11/2022	30,000,000	26,544,210	(3,455,790)
Credit Suisse	2.864%	CPI Urban Consumer NSA	3/22/2032	8,000,000	5,758,751	(2,241,249)
Deutsche Bank AG	1.962%	CPI Urban Consumer NSA	5/26/2036	5,000,000	4,980,160	(19,840)
Deutsche Bank AG	2.059%	CPI Urban Consumer NSA	5/21/2025	20,000,000	19,386,213	(613,787)
Deutsche Bank AG	2.385%	CPI Urban Consumer NSA	1/24/2021	7,000,000	6,413,213	(586,787)
Deutsche Bank AG	2.4375%	CPI Urban Consumer NSA	6/7/2021	20,000,000	18,372,451	(1,627,549)
Deutsche Bank AG	2.440%	CPI Urban Consumer NSA	4/11/2020	8,000,000	7,383,109	(616,891)
Deutsche Bank AG	2.465%	CPI Urban Consumer NSA	11/30/2031	5,000,000	4,123,825	(876,175)
Deutsche Bank AG	2.500%	CPI Urban Consumer NSA	9/4/2021	10,000,000	9,057,165	(942,835)
Deutsche Bank AG	2.505%	CPI Urban Consumer NSA	12/7/2031	5,000,000	4,074,706	(925,294)
Deutsche Bank AG	2.5175%	CPI Urban Consumer NSA	4/17/2026	15,000,000	13,197,362	(1,802,638)
Deutsche Bank AG	2.6075%	CPI Urban Consumer NSA	6/13/2020	5,000,000	4,488,224	(511,776)
Deutsche Bank AG	2.615%	CPI Urban Consumer NSA	1/4/2020	15,000,000	13,744,224	(1,255,776)
Deutsche Bank AG	2.640%	CPI Urban Consumer NSA	12/17/2020	15,000,000	13,455,154	(1,544,846)
Deutsche Bank AG	2.695%	CPI Urban Consumer NSA	10/29/2021	9,000,000	7,941,205	(1,058,795)
Deutsche Bank AG	2.710%	CPI Urban Consumer NSA	10/11/2020	15,000,000	13,468,388	(1,531,612)

See Notes to Financial Statements.	269

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2019

	Payments to be	Payments to be
	Made By	Received By
Swap	The Fund at	The Fund at	Termination	Notional	Fair	Unrealized
Counterparty	Termination Date	Termination Date	Date	Amount	Value	Depreciation
Deutsche Bank AG	2.730%	CPI Urban Consumer NSA	2/4/2021	$15,000,000	$13,346,684	$(1,653,316)
Deutsche Bank AG	2.730%	CPI Urban Consumer NSA	10/25/2021	15,000,000	13,188,093	(1,811,907)
Deutsche Bank AG	2.745%	CPI Urban Consumer NSA	3/20/2022	30,000,000	26,360,387	(3,639,613)
Deutsche Bank AG	2.7475%	CPI Urban Consumer NSA	2/26/2022	30,000,000	26,350,436	(3,649,564)
Deutsche Bank AG	2.750%	CPI Urban Consumer NSA	3/30/2032	6,000,000	4,508,688	(1,491,312)
Deutsche Bank AG	2.7525%	CPI Urban Consumer NSA	8/2/2021	8,000,000	6,878,332	(1,121,668)
Deutsche Bank AG	2.779%	CPI Urban Consumer NSA	3/12/2022	25,000,000	21,876,495	(3,123,505)
Deutsche Bank AG	3.010%	CPI Urban Consumer NSA	2/15/2033	15,000,000	10,283,085	(4,716,915)
Deutsche Bank AG	CPI Urban Consumer NSA	1.386%	1/20/2021	10,000,000	9,748,673	(251,327)
Deutsche Bank AG	CPI Urban Consumer NSA	1.618%	8/25/2023	15,000,000	14,873,193	(126,807)
Deutsche Bank AG	CPI Urban Consumer NSA	1.650%	1/20/2026	10,000,000	9,829,867	(170,133)
Deutsche Bank AG	CPI Urban Consumer NSA	1.667%	4/20/2023	20,000,000	19,681,997	(318,003)
Deutsche Bank AG	CPI Urban Consumer NSA	1.6725%	4/20/2023	20,000,000	19,690,124	(309,876)
Deutsche Bank AG	CPI Urban Consumer NSA	1.7725%	4/27/2023	35,000,000	34,693,611	(306,389)
Deutsche Bank AG	CPI Urban Consumer NSA	1.811%	6/4/2020	20,000,000	19,933,879	(66,121)
Goldman Sachs	2.183%	CPI Urban Consumer NSA	3/20/2022	20,000,000	19,583,895	(416,105)
Goldman Sachs	2.230%	CPI Urban Consumer NSA	12/14/2024	10,000,000	9,653,442	(346,558)
Goldman Sachs	2.317%	CPI Urban Consumer NSA	3/16/2029	5,000,000	4,693,022	(306,978)
Goldman Sachs	2.350%	CPI Urban Consumer NSA	12/16/2036	10,000,000	9,032,675	(967,325)
Goldman Sachs	2.363%	CPI Urban Consumer NSA	6/21/2027	20,000,000	18,869,442	(1,130,558)
Goldman Sachs	2.370%	CPI Urban Consumer NSA	5/16/2028	10,000,000	9,382,507	(617,493)
Goldman Sachs	2.372%	CPI Urban Consumer NSA	5/3/2030	5,000,000	4,656,352	(343,648)
Goldman Sachs	2.3775%	CPI Urban Consumer NSA	4/17/2030	5,000,000	4,654,247	(345,753)
Goldman Sachs	2.380%	CPI Urban Consumer NSA	12/8/2031	10,000,000	9,237,114	(762,886)
Goldman Sachs	2.387%	CPI Urban Consumer NSA	5/24/2028	5,000,000	4,684,676	(315,324)
Goldman Sachs	2.390%	CPI Urban Consumer NSA	2/7/2032	5,000,000	4,606,189	(393,811)

270	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2019

	Payments to be	Payments to be
	Made By	Received By
Swap	The Fund at	The Fund at	Termination	Notional	Fair	Unrealized
Counterparty	Termination Date	Termination Date	Date	Amount	Value	Depreciation
Goldman Sachs	2.4475%	CPI Urban Consumer NSA	4/24/2023	$30,000,000	$27,382,809	$(2,617,191)
Goldman Sachs	2.497%	CPI Urban Consumer NSA	5/2/2021	30,000,000	27,367,363	(2,632,637)
Goldman Sachs	2.5375%	CPI Urban Consumer NSA	4/17/2021	8,000,000	7,191,982	(808,018)
Goldman Sachs	2.675%	CPI Urban Consumer NSA	12/13/2020	15,000,000	13,405,148	(1,594,852)
Goldman Sachs	2.7725%	CPI Urban Consumer NSA	4/3/2023	20,000,000	17,233,058	(2,766,942)
Goldman Sachs	2.945%	CPI Urban Consumer NSA	1/16/2038	15,000,000	9,361,569	(5,638,431)
Goldman Sachs	2.980%	CPI Urban Consumer NSA	2/7/2033	10,000,000	6,932,976	(3,067,024)
J.P. Morgan	1.950%	CPI Urban Consumer NSA	10/14/2026	10,000,000	9,892,679	(107,321)
J.P. Morgan	2.074%	CPI Urban Consumer NSA	11/21/2023	35,000,000	33,290,941	(1,709,059)
J.P. Morgan	2.1525%	CPI Urban Consumer NSA	11/21/2024	25,000,000	24,325,678	(674,322)
J.P. Morgan	2.4975%	CPI Urban Consumer NSA	4/26/2020	9,000,000	8,251,952	(748,048)
J.P. Morgan	2.5275%	CPI Urban Consumer NSA	5/9/2021	10,000,000	8,984,075	(1,015,925)
J.P. Morgan	2.549%	CPI Urban Consumer NSA	7/23/2023	30,000,000	26,961,121	(3,038,879)
J.P. Morgan	2.6075%	CPI Urban Consumer NSA	6/3/2020	5,000,000	4,495,309	(504,691)
J.P. Morgan	2.680%	CPI Urban Consumer NSA	2/28/2021	20,000,000	17,982,068	(2,017,932)
J.P. Morgan	2.7175%	CPI Urban Consumer NSA	5/13/2020	12,000,000	10,700,635	(1,299,365)
J.P. Morgan	2.730%	CPI Urban Consumer NSA	9/20/2021	15,000,000	13,233,082	(1,766,918)
J.P. Morgan	2.7563%	CPI Urban Consumer NSA	3/25/2022	30,000,000	26,321,218	(3,678,782)
J.P. Morgan	2.810%	CPI Urban Consumer NSA	3/28/2032	7,000,000	5,144,652	(1,855,348)
J.P. Morgan	2.815%	CPI Urban Consumer NSA	5/4/2020	4,000,000	3,532,169	(467,831)
J.P. Morgan	2.815%	CPI Urban Consumer NSA	4/5/2032	5,000,000	3,665,528	(1,334,472)
J.P. Morgan	2.955%	CPI Urban Consumer NSA	7/15/2026	5,000,000	3,773,732	(1,226,268)
J.P. Morgan	CPI Urban Consumer NSA	1.5625%	1/11/2021	10,000,000	9,842,645	(157,355)
J.P. Morgan	CPI Urban Consumer NSA	1.645%	8/27/2023	5,000,000	4,971,639	(28,361)
Merrill Lynch International Bank Ltd.	2.820%	CPI Urban Consumer NSA	5/4/2020	4,000,000	3,529,936	(470,064)

See Notes to Financial Statements.	271

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2019

	Payments to be	Payments to be
	Made By	Received By
Swap	The Fund at	The Fund at	Termination	Notional	Fair	Unrealized
Counterparty	Termination Date	Termination Date	Date	Amount	Value	Depreciation
Merrill Lynch International Bank Ltd.	2.825%	CPI Urban Consumer NSA	7/22/2023	$5,000,000	$4,105,571	$(894,429)
Wells Fargo	2.410%	CPI Urban Consumer NSA	6/20/2021	10,000,000	9,080,732	(919,268)
Wells Fargo	2.560%	CPI Urban Consumer NSA	5/2/2021	10,000,000	8,958,078	(1,041,922)
Wells Fargo	2.645%	CPI Urban Consumer NSA	12/27/2020	15,000,000	13,448,214	(1,551,786)
Wells Fargo	2.7325%	CPI Urban Consumer NSA	2/19/2021	20,000,000	17,868,119	(2,131,881)
Wells Fargo	2.745%	CPI Urban Consumer NSA	2/21/2022	25,000,000	21,957,051	(3,042,949)
Unrealized Depreciation on CPI OTC Swaps						$(143,881,454)

Open Forward Foreign Currency Exchange Contracts at November 30, 2019:

Forward
Foreign					U.S. $
Currency					Cost on	U.S. $
Exchange	Transaction		Expiration	Foreign	Origination	Current	Unrealized
Contracts	Type	Counterparty	Date	Currency	Date	Value	Appreciation
euro	Buy	State Street Bank and Trust	12/9/2019	258,000	$283,921	$284,366	$445
Canadian dollar	Sell	State Street Bank and Trust	12/13/2019	1,500,000	1,129,720	1,129,332	388
euro	Sell	J.P. Morgan	12/9/2019	300,000	333,519	330,658	2,861
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$3,694

Forward
Foreign					U.S. $
Currency					Cost on	U.S. $
Exchange	Transaction		Expiration	Foreign	Origination	Current	Unrealized
Contracts	Type	Counterparty	Date	Currency	Date	Value	Depreciation
euro	Buy	State Street Bank and Trust	12/9/2019	42,000	$46,535	$46,292	$(243)

Open Futures Contracts at November 30, 2019:

				Notional	Notional	Unrealized
Type	Expiration	Contracts	Position	Amount	Value	Appreciation
U.S. 5-Year Treasury Note	March 2020	494	Short	$(58,871,268)	$(58,770,562)	$100,706

				Notional	Notional	Unrealized
Type	Expiration	Contracts	Position	Amount	Value	Depreciation
U.S. 10-Year Treasury Note	March 2020	446	Long	$57,875,712	$57,694,281	$(181,431)
U.S. 2-Year Treasury Note	March 2020	2,158	Long	465,270,412	465,234,455	(35,957)
U.S. Long Bond	March 2020	310	Long	49,581,205	49,280,313	(300,892)
Total Unrealized Depreciation on Open Futures Contracts						$(518,280)

272	See Notes to Financial Statements.

Schedule of Investments (continued)

INFLATION FOCUSED FUND November 30, 2019

The following is a summary of the inputs used as of November 30, 2019 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Asset-Backed Securities
Credit Cards	$–	$40,472,800	$3,195,529	$43,668,329
Other	–	129,465,200	685,277	130,150,477
Remaining Industries	–	100,966,516	–	100,966,516
Common Stocks	–	14,361	–	14,361
Convertible Bond	–	882,898	–	882,898
Corporate Bonds	–	447,889,148	–	447,889,148
Floating Rate Loans
Electric: Power	–	3,765,364	885,405	4,650,769
Electrical Equipment	–	–	1,886,084	1,886,084
Entertainment	–	–	218,006	218,006
Investment Management Companies	–	542,386	1,133,319	1,675,705
Oil	–	–	305,000	305,000
Oil: Crude Producers	–	–	1,335,841	1,335,841
Real Estate Investment Trusts	–	–	2,765,590	2,765,590
Remaining Industries	–	16,154,867	–	16,154,867
Less Unfunded Commitments	–	–	(221,100)	(221,100)
Foreign Government Obligations	–	4,533,229	–	4,533,229
Government Sponsored Enterprises Collateralized Mortgage Obligations	–	14,012,242	–	14,012,242
Government Sponsored Enterprises Pass-Throughs	–	5,001,309	–	5,001,309
Municipal Bonds	–	2,054,175	–	2,054,175
Non-Agency Commercial Mortgage-Backed Securities	–	276,971,707	7,325,377	284,297,084
Preferred Stock	–	–	–	–
U.S. Treasury Obligation	–	11,047,780	–	11,047,780
Short-Term Investments
Commercial Paper	–	4,766,007	–	4,766,007
Repurchase Agreement	–	12,313,880	–	12,313,880
Total	$–	$1,070,853,869	$19,514,328	$1,090,368,197

See Notes to Financial Statements.	273

Schedule of Investments (concluded)

INFLATION FOCUSED FUND November 30, 2019

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Centrally Cleared CPI Swap Contracts
Assets	$–	$11,858,545	$–	$11,858,545
Liabilities	–	(36,991,210)	–	(36,991,210)
Centrally Cleared Interest Rate Swap Contracts
Assets	–	856,577	–	856,577
Liabilities	–	(1,071,685)	–	(1,071,685)
OTC CPI Swap Contracts
Assets	–	8,795,084	–	8,795,084
Liabilities	–	(143,881,454)	–	(143,881,454)
Forward Foreign Currency Exchange Contracts
Assets	–	3,694	–	3,694
Liabilities	–	(243)	–	(243)
Futures Contracts
Assets	100,706	–	–	100,706
Liabilities	(518,280)	–	–	(518,280)
Total	$(417,574)	$(160,430,692)	$–	$(160,848,266)

(1)	Refer to Note 2(t) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. Each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

			Non-Agency
			Commercial
	Asset-		Mortgage-
	Backed	Floating	Backed	Preferred
Investment Type	Securities	Rate Loans	Securities	Stock
Balance as of December 1, 2018	$718,000	$8,209,361	$3,045,460	$–
Accrued Discounts (Premiums)	(638)	14,477	(358,833)	–
Realized Gain (Loss)	–	1,094	(2,653)	–
Change in Unrealized Appreciation (Depreciation)	28,505	(3,999)	77,226	(44,807)
Purchases	3,852,939	4,162,512	5,735,336	3,444
Sales	–	(4,209,659)	(790,008)	–
Transfers into Level 3	–	134,359	–	41,363
Transfers out of Level 3	(718,000)	–	(381,151)	–
Balance as of November 30, 2019	$3,880,806	8,308,145	$7,325,377	$–
Change in unrealized appreciation/depreciation for the year ended November 30, 2019, related to Level 3 investments held at November 30, 2019	$28,505	$(5,715)	$77,226	$(44,807)

274	See Notes to Financial Statements.

Schedule of Investments

SHORT DURATION CORE BOND FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
LONG-TERM INVESTMENTS 96.47%

ASSET-BACKED SECURITIES 31.16%

Automobiles 19.75%
ACC Trust 2018-1 A†	3.70%		12/21/2020	$7	$6,714
American Credit Acceptance Receivables Trust 2019-2 B†	3.05%		5/12/2023	35	35,269
AmeriCredit Automobile Receivables Trust 2016-1 D	3.59%		2/8/2022	279	281,911
AmeriCredit Automobile Receivables Trust 2017-3 B	2.24%		6/19/2023	255	255,387
Americredit Automobile Receivables Trust 2018-1 C	3.50%		1/18/2024	254	261,139
Arivo Acceptance Auto Loan Receivables Trust 2019-1 A†	2.99%		7/15/2024	89	89,203
Avid Automobile Receivables Trust 2019-1 A†	2.62%		2/15/2024	97	96,878
Avid Automobile Receivables Trust 2019-1 B†	2.82%		7/15/2026	500	500,213
Bank of The West Auto Trust 2017-1 A3†	2.11%		1/15/2023	80	80,186
California Republic Auto Receivables Trust 2015-3 B	2.70%		9/15/2021	50	50,047
California Republic Auto Receivables Trust 2017-1 B	2.91%		12/15/2022	39	39,195
Capital One Prime Auto Receivables Trust 2019-1 A2	2.58%		4/15/2022	128	128,607
CarMax Auto Owner Trust 2016-4 A3	1.40%		8/15/2021	7	6,584
CarMax Auto Owner Trust 2018-3 A2A	2.88%		10/15/2021	81	80,698
Carmax Auto Owner Trust 2019-4 B	2.32%		7/15/2025	104	104,118
CarMax Auto Owner Trust 2019-4 C	2.60%		9/15/2025	105	105,246
Carvana Auto Receivables Trust 2019-3A A2†	2.42%		4/15/2022	108	108,089
Chesapeake Funding II LLC 2017-2A A1†	1.99%		5/15/2029	192	192,073
Chesapeake Funding II LLC 2017-3A A1†	1.91%		8/15/2029	41	40,689
Chesapeake Funding II LLC 2018-2A A2†	2.135% (1 Mo. LIBOR + .37%	)#	8/15/2030	75	75,043
Chrysler Capital Auto Receivables Trust 2016-B 2016-BA D†	3.51%		9/15/2023	132	133,951
CPS Auto Receivables Trust 2016-C D†	5.92%		6/15/2022	100	102,103
CPS Auto Receivables Trust 2017-C D†	3.79%		6/15/2023	200	203,193
CPS Auto Receivables Trust 2019-A C†	3.89%		12/16/2024	100	102,618
CPS Auto Receivables Trust 2019-D B†	2.35%		11/15/2023	267	266,564
CPS Auto Receivables Trust 2019-D C†	2.54%		8/15/2024	267	266,316
CPS Auto Trust 2017-A D†	4.61%		12/15/2022	250	255,909

See Notes to Financial Statements.	275

Schedule of Investments (continued)

SHORT DURATION CORE BOND FUND November 30, 2019

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Automobiles (continued)
Drive Auto Receivables Trust 2016-BA D†	4.53%	8/15/2023	$23	$23,061
Drive Auto Receivables Trust 2017-1 D	3.84%	3/15/2023	110	111,199
Drive Auto Receivables Trust 2018-2 D	4.14%	8/15/2024	274	280,212
Drive Auto Receivables Trust 2018-3 B	3.37%	9/15/2022	4	3,833
Drive Auto Receivables Trust 2018-3 C	3.72%	9/16/2024	18	18,166
Drive Auto Receivables Trust 2018-4 D	4.09%	1/15/2026	228	233,863
Drive Auto Receivables Trust 2019-3 A2A	2.63%	9/15/2022	30	30,550
Drive Auto Receivables Trust 2019-4 C	2.51%	11/17/2025	75	75,145
Drive Auto Receivables Trust 2019-4 D	2.70%	2/16/2027	109	108,900
Exeter Automobile Receivables Trust 2017-3A B†	2.81%	9/15/2022	33	32,786
Exeter Automobile Receivables Trust 2017-3A C†	3.68%	7/17/2023	267	271,661
Exeter Automobile Receivables Trust 2019-4A B†	2.30%	12/15/2023	265	264,558
Fifth Third Auto Trust 2019-1 A2A	2.66%	5/16/2022	252	252,880
Fifth Third Auto Trust 2019-1 A4	2.69%	11/16/2026	11	11,219
First Investors Auto Owner Trust 2017-3A A2†	2.41%	12/15/2022	10	9,585
First Investors Auto Owner Trust 2018-2A A1†	3.23%	12/15/2022	91	91,690
First Investors Auto Owner Trust 2019-2A A†	2.21%	9/16/2024	105	104,804
First Investors Auto Owner Trust 2019-2A C†	2.71%	12/15/2025	104	104,127
Flagship Credit Auto Trust 2016-2 B†	3.84%	9/15/2022	67	67,703
Flagship Credit Auto Trust 2017-3 B†	2.59%	7/15/2022	10	10,013
Flagship Credit Auto Trust 2017-4 A†	2.07%	4/15/2022	2	1,831
Flagship Credit Auto Trust 2018-3 B†	3.59%	12/16/2024	35	35,632
Flagship Credit Auto Trust 2019-1 B†	3.39%	1/16/2024	70	71,392
Ford Credit Auto Owner Trust 2016-A C	2.19%	7/15/2022	50	50,000
Foursight Capital Automobile Receivables Trust 2018-1 A3†	3.24%	9/15/2022	97	97,357
Foursight Capital Automobile Receivables Trust 2018-1 B†	3.53%	4/17/2023	100	101,074
Foursight Capital Automobile Receivables Trust 2018-1 C†	3.68%	8/15/2023	100	101,608
Foursight Capital Automobile Receivables Trust 2018-1 E†	5.56%	1/16/2024	100	104,162
GM Financial Automobile Leasing Trust 2019-2 A2A	2.67%	6/21/2021	34	33,718
GM Financial Automobile Leasing Trust 2019-2 A3	2.67%	3/21/2022	18	18,134
GM Financial Consumer Automobile Receivables Trust 2019-1 A2	2.99%	3/16/2022	28	28,539

276	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION CORE BOND FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Automobiles (continued)
GM Financial Consumer Automobile Receivables Trust 2019-1 B	3.37%		8/16/2024	$43	$44,436
Santander Drive Auto Receivables Trust 2016-1 D	4.02%		4/15/2022	65	65,528
Santander Drive Auto Receivables Trust 2017-1 D	3.17%		4/17/2023	250	252,350
Santander Drive Auto Receivables Trust 2017-2 C	2.79%		8/15/2022	5	5,250
Santander Drive Auto Receivables Trust 2017-2 D	3.49%		7/17/2023	150	151,742
Santander Drive Auto Receivables Trust 2018-1 D	3.32%		3/15/2024	310	313,855
Santander Drive Auto Receivables Trust 2018-4 C	3.56%		7/15/2024	285	289,336
TCF Auto Receivables Owner Trust 2016-1A D†	3.50%		7/17/2023	52	52,187
TCF Auto Receivables Owner Trust 2016-PT1A B†	2.92%		10/17/2022	23	23,137
TCF Auto Receivables Owner Trust 2016-PT1A D†	4.20%		4/15/2024	52	52,741
Westlake Automobile Receivables Trust 2018-3A A2A†	2.98%		1/18/2022	41	41,269
Westlake Automobile Receivables Trust 2018-3A B†	3.32%		10/16/2023	275	277,466
Westlake Automobile Receivables Trust 2019-1A C†	3.45%		3/15/2024	200	202,775
Westlake Automobile Receivables Trust 2019-2A A2A†	2.57%		2/15/2023	44	44,162
Westlake Automobile Receivables Trust 2019-3A A2†	2.15%		2/15/2023	209	209,256
Westlake Automobile Receivables Trust 2019-3A B†	2.41%		10/15/2024	104	104,141
Westlake Automobile Receivables Trust 2019-3A C†	2.49%		10/15/2024	104	104,257
Total					8,851,233

Credit Cards 2.46%
American Express Credit Account Master Trust 2017-2 A	2.215% (1 Mo. LIBOR + .45%	)#	9/16/2024	71	71,172
Capital One Multi-Asset Execution Trust 2016-A7	2.275% (1 Mo. LIBOR + .51%	)#	9/16/2024	71	71,258
Capital One Multi-Asset Execution Trust 2017-A1	2.00%		1/17/2023	165	165,053
Chase Issuance Trust 2014-A2	2.77%		3/15/2023	10	10,124
Continental Credit Card 2016-1A C†	11.33%		1/15/2025	100	103,549	(a)
Discover Card Execution Note Trust 2019-A3 A	1.89%		10/15/2024	285	285,334
Master Credit Card Trust 2019-1A B†	3.57%		7/21/2022	100	101,153
Perimeter Master Note Business Trust 2019-1A A†	4.31%		12/15/2022	100	100,565	(a)
Synchrony Credit Card Master Note Trust 2015-1 B	2.64%		3/15/2023	100	100,058
World Financial Network Credit Card Master Trust 2016-A	2.03%		4/15/2025	48	48,003
World Financial Network Credit Card Master Trust 2017-C M	2.66%		8/15/2024	48	48,102
Total					1,104,371

See Notes to Financial Statements.	277

Schedule of Investments (continued)

SHORT DURATION CORE BOND FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
Other 8.95%
Access Point Funding I LLC 2017-A†	3.06%		4/15/2029		$14	$13,679
Ammc Clo 19 Ltd. 2016-19A AR†	3.141% (3 Mo. LIBOR + 1.14%	)#	10/16/2028		250	249,860
Amur Equipment Finance Receivables VII LLC 2019-1A C†	3.09%		3/20/2025		100	100,740
Apex Credit CLO Ltd. 2016-1A AS1R†	3.236% (3 Mo. LIBOR + 1.30%	)#	10/27/2028		100	100,053
Ascentium Equipment Receivables Trust 2017-1A A3†	2.29%		6/10/2021		1	965
Benefit Street Partners CLO IV Ltd. 2014-IVA A1RR†	3.216% (3 Mo. LIBOR + 1.25%	)#	1/20/2029		250	250,008
Benefit Street Partners CLO XI 2017-11A A2A†	3.751% (3 Mo. LIBOR + 1.75%	)#	4/15/2029		250	247,372
Conn’s Receivables Funding LLC 2018-A†	3.25%		1/15/2023		19	19,331
Diamond Resorts Owner Trust 2016-1 A†	3.08%		11/20/2028		18	18,375
Diamond Resorts Owner Trust 2018-1 B†	4.19%		1/21/2031		54	54,911
Elm CLO Ltd. 2014-1A ARR†	3.172% (3 Mo. LIBOR + 1.17%	)#	1/17/2029		250	249,822
Fairstone Financial Issuance Trust I 2019-1A B†(b)	5.084%		3/21/2033	CAD	150	113,816	(a)
Ford Credit Floorplan Master Owner Trust 2015-2 A1	1.98%		1/15/2022		191	190,995
Jamestown CLO IX Ltd. 2016-9A A2R†	3.816% (3 Mo. LIBOR + 1.85%	)#	10/20/2028		250	249,430
LCM XXII Ltd. 22A A1R†	3.126% (3 Mo. LIBOR + 1.16%	)#	10/20/2028		250	250,060
Massachusetts Educational Financing Authority 2008-1 A1	2.89% (3 Mo. LIBOR + .95%	)#	4/25/2038		110	110,054
Mercedes-Benz Master Owner Trust 2018-BA A†	2.105% (1 Mo. LIBOR + .34%	)#	5/15/2023		100	100,033
Mountain Hawk III CLO Ltd. 2014-3A AR†	3.203% (3 Mo. LIBOR + 1.20%	)#	4/18/2025		104	103,699
OneMain Financial Issuance Trust 2016-1A A†	3.66%		2/20/2029		21	21,133
OneMain Financial Issuance Trust 2019-1A B†	3.79%		2/14/2031		100	102,805
Orange Lake Timeshare Trust 2015-AA A†	2.88%		9/8/2027		12	12,421
Parallel Ltd. 2017-1A A1†	3.276% (3 Mo. LIBOR+ 1.31%	)#	7/20/2029		250	249,617
PFS Financing Corp. 2018-B A†	2.89%		2/15/2023		100	100,932
SCF Equipment Leasing LLC 2017-2A A†	3.41%		12/20/2023		47	47,101
SCF Equipment Leasing LLC 2018-1A A2†	3.63%		10/20/2024		56	57,179
SCF Equipment Leasing LLC 2019-1A C†	3.92%		11/20/2026		100	102,833
SCF Equipment Leasing LLC 2019-2A A1†	2.22%		6/20/2024		93	93,022
SCF Equipment Leasing LLC 2019-2A B†	2.76%		8/20/2026		100	100,117
SCF Equipment Leasing LLC 2019-2A C†	3.11%		6/21/2027		100	100,114

278	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION CORE BOND FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Other (continued)
Sierra Timeshare Receivables Funding LLC 2016-1A A†	3.08%		3/21/2033	$43	$43,585
SMB Private Education Loan Trust 2018-B A1†	2.085% (1 Mo. LIBOR + .32%	)#	12/16/2024	18	18,429
SoFi Professional Loan Program LLC 2017-E A2A†	1.86%		11/26/2040	149	148,518
SoFi Professional Loan Program LLC 2017-F A1FX†	2.05%		1/25/2041	67	66,918
TAL Advantage VI LLC 2017-1A A†	4.50%		4/20/2042	74	75,086
Textainer Marine Containers VII Ltd. 2018-1A A†	4.11%		7/20/2043	181	182,539
Towd Point Asset Trust 2018-SL1 A†	2.308% (1 Mo. LIBOR + .60%	)#	1/25/2046	65	64,498
Total					4,010,050
Total Asset-Backed Securities (cost $13,933,855)					13,965,654

CORPORATE BONDS 27.24%

Automotive 1.66%
Ford Motor Credit Co. LLC	5.875%		8/2/2021	200	209,417
General Motors Financial Co., Inc.	3.15%		6/30/2022	90	91,550
General Motors Financial Co., Inc.	3.55%		7/8/2022	46	47,233
General Motors Financial Co., Inc.	4.20%		3/1/2021	40	40,853
General Motors Financial Co., Inc.	5.10%		1/17/2024	153	165,423
Hyundai Capital America	2.952% (3 Mo. LIBOR + .82%	)#	3/12/2021	90	90,207
Hyundai Capital America†	3.45%		3/12/2021	25	25,330
Nissan Motor Acceptance Corp.†	2.55%		3/8/2021	75	75,178
Total					745,191

Banks: Regional 6.70%
Associated Bank NA	3.50%		8/13/2021	7	7,124
Bank of America Corp.	3.004% (3 Mo. LIBOR + .79%	)#	12/20/2023	500	510,748
Barclays Bank plc (United Kingdom)†(c)	10.179%		6/12/2021	80	89,194
Citibank NA	2.499% (3 Mo. LIBOR + .60%	)#	5/20/2022	250	250,878
Danske Bank A/S (Denmark)†(c)	2.75%		9/17/2020	200	200,861
Danske Bank A/S (Denmark)†(c)	5.00%		1/12/2022	200	209,972
Goldman Sachs Group, Inc. (The)	2.908% (3 Mo. LIBOR + 1.05%	)#	6/5/2023	425	431,372
Goldman Sachs Group, Inc. (The)	3.046% (3 Mo. LIBOR + 1.11%	)#	4/26/2022	75	75,818
Goldman Sachs Group, Inc. (The)	5.75%		1/24/2022	25	26,842
HSBC USA, Inc.	9.30%		6/1/2021	27	29,641
JPMorgan Chase & Co.	3.875%		9/10/2024	200	212,620
Lloyds Bank plc (United Kingdom)†(c)	6.50%		9/14/2020	200	206,421

See Notes to Financial Statements.	279

Schedule of Investments (continued)

SHORT DURATION CORE BOND FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Banks: Regional (continued)
Macquarie Bank Ltd. (Australia)†(c)	6.625%		4/7/2021	$40	$42,263
Morgan Stanley	2.72% (SOFR + 1.15%	)#	7/22/2025	211	213,602
Morgan Stanley	2.883% (3 Mo. LIBOR + .93%	)#	7/22/2022	150	151,397
Morgan Stanley	4.875%		11/1/2022	29	31,094
Toronto-Dominion Bank (The) (Canada)(c)	2.437% (3 Mo. LIBOR + .53	)#	12/1/2022	33	33,106
UBS AG	7.625%		8/17/2022	250	282,151
Total					3,005,104

Beverages 0.01%
Keurig Dr Pepper, Inc.	3.20%		11/15/2021	6	6,092

Building Materials 0.19%
Holcim US Finance Sarl & Cie SCS (Luxembourg)†(c)	6.00%		12/30/2019	6	6,016
Johnson Controls International plc	5.00%		3/30/2020	5	5,048
Martin Marietta Materials, Inc.	2.549% (3 Mo. LIBOR + .65%	)#	5/22/2020	38	38,054
Vulcan Materials Co.	2.557% (3 Mo. LIBOR + .65%	)#	3/1/2021	21	21,062
Vulcan Materials Co.	2.719% (3 Mo. LIBOR + .60%	)#	6/15/2020	17	17,025
Total					87,205

Business Services 0.03%
Equifax, Inc.	2.78% (3 Mo. LIBOR + .87%	)#	8/15/2021	10	10,032
IHS Markit Ltd. (United Kingdom)(c)	3.625%		5/1/2024	5	5,219
Total					15,251

Chemicals 0.01%
Celanese US Holdings LLC	5.875%		6/15/2021	4	4,207

Computer Hardware 0.76%
Dell International LLC/EMC Corp.†	5.45%		6/15/2023	252	273,367
Hewlett Packard Enterprise Co.	2.763% (3 Mo. LIBOR + .72%	)#	10/5/2021	25	25,004
Hewlett Packard Enterprise Co.	2.807% (3 Mo. LIBOR + .68%	)#	3/12/2021	44	44,188
Total					342,559

Construction/Homebuilding 0.07%
D.R. Horton, Inc.	2.50%		10/15/2024	31	31,014

Drugs 1.12%
AstraZeneca plc (United Kingdom)(c)	2.569% (3 Mo. LIBOR + .67%	)#	8/17/2023	40	40,082
AstraZeneca plc (United Kingdom)(c)	2.754% (3 Mo. LIBOR + .62%	)#	6/10/2022	60	60,220

280	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION CORE BOND FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Drugs (continued)
Bayer US Finance II LLC†	2.75%		7/15/2021	$4	$4,017
Bayer US Finance II LLC†	3.875%		12/15/2023	200	209,909
Cardinal Health, Inc.	2.889% (3 Mo. LIBOR+ .77%	)#	6/15/2022	42	42,127
Cardinal Health, Inc.	3.50%		11/15/2024	33	34,383
Express Scripts Holding Co.	2.664% (3 Mo. LIBOR + .75%	)#	11/30/2020	43	43,006
Zoetis, Inc.	2.339% (3 Mo. LIBOR + .44%	)#	8/20/2021	68	68,087
Total					501,831

Electric: Power 1.48%
Ausgrid Finance Pty Ltd. (Australia)†(c)	3.85%		5/1/2023	56	58,279
Dominion Energy, Inc.	2.715%		8/15/2021	8	8,053
Dominion Energy, Inc.	3.071%		8/15/2024	21	21,533
Dominion Energy, Inc.	4.104%		4/1/2021	5	5,118
Duquesne Light Holdings, Inc.†	6.40%		9/15/2020	37	38,123
Entergy Corp.	5.125%		9/15/2020	75	76,191
Evergy, Inc.	2.45%		9/15/2024	13	13,021
Florida Power & Light Co.	2.308% (3 Mo. LIBOR + .40%	)#	5/6/2022	30	30,001
Georgia Power Co.	2.20%		9/15/2024	26	25,888
Jersey Central Power & Light Co.†	4.70%		4/1/2024	36	39,166
PNM Resources, Inc.	3.25%		3/9/2021	10	10,126
PPL WEM Ltd./Western Power Distribution Ltd. (United Kingdom)†(c)	5.375%		5/1/2021	27	27,850
Puget Energy, Inc.	5.625%		7/15/2022	70	74,883
Puget Energy, Inc.	6.50%		12/15/2020	137	143,138
San Diego Gas & Electric Co.	1.914%		2/1/2022	13	12,291
SCANA Corp.	4.125%		2/1/2022	1	1,025
SCANA Corp.	4.75%		5/15/2021	13	13,301
SCANA Corp.	6.25%		4/1/2020	13	13,133
Sempra Energy	2.501% (3 Mo. LIBOR + .50%	)#	1/15/2021	20	20,001
TransAlta Corp. (Canada)(c)	4.50%		11/15/2022	2	2,063
Vistra Operations Co. LLC†	3.55%		7/15/2024	30	30,291
Total					663,475

Electrical Equipment 0.82%
Broadcom Corp./Broadcom Cayman Finance Ltd.	2.65%		1/15/2023	24	24,040
Broadcom, Inc.†	3.125%		10/15/2022	26	26,446
Broadcom, Inc.†	3.625%		10/15/2024	274	281,819
NXP BV/NXP Funding LLC (Netherlands)†(c)	4.875%		3/1/2024	20	21,730
QUALCOMM, Inc.	2.449% (3 Mo. LIBOR + .55%	)#	5/20/2020	13	13,017
Total					367,052

See Notes to Financial Statements.	281

Schedule of Investments (continued)

SHORT DURATION CORE BOND FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Electronics 0.01%
Trimble, Inc.	4.15%		6/15/2023	$5	$5,257

Financial Services 2.66%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(c)	3.50%		5/26/2022	200	205,533
Aircastle Ltd.	4.40%		9/25/2023	232	246,053
Aircastle Ltd.	5.00%		4/1/2023	40	42,913
Aircastle Ltd.	5.50%		2/15/2022	5	5,319
Aircastle Ltd.	7.625%		4/15/2020	4	4,078
Avolon Holdings Funding Ltd. (Ireland)†(c)	5.125%		10/1/2023	260	280,232
E*TRADE Financial Corp.	2.95%		8/24/2022	5	5,069
International Lease Finance Corp.	8.25%		12/15/2020	61	64,771
International Lease Finance Corp.	8.625%		1/15/2022	16	18,056
Jefferies Financial Group, Inc.	5.50%		10/18/2023	220	240,167
Jefferies Group LLC	6.875%		4/15/2021	30	31,744
Park Aerospace Holdings Ltd. (Ireland)†(c)	4.50%		3/15/2023	46	48,305
Total					1,192,240

Food 0.27%
Conagra Brands, Inc.	2.703% (3 Mo. LIBOR + .75%	)#	10/22/2020	25	25,003
Kraft Heinz Foods Co.	2.471% (3 Mo. LIBOR + .57%	)#	2/10/2021	21	21,019
Smithfield Foods, Inc.†	2.65%		10/3/2021	76	75,486
Total					121,508

Health Care Products 0.03%
Becton Dickinson & Co.	2.979% (3 Mo. LIBOR + .88%	)#	12/29/2020	11	11,007

Health Care Services 0.22%
CommonSpirit Health	2.76%		10/1/2024	11	11,119
Fresenius Medical Care US Finance II, Inc.†	4.75%		10/15/2024	5	5,405
HCA, Inc.	5.00%		3/15/2024	75	81,512
Total					98,036

Household Equipment/Products 0.13%
Newell Brands, Inc.	3.85%		4/1/2023	55	56,763

Insurance 0.18%
Lincoln National Corp.	4.20%		3/15/2022	75	78,382

Leasing 0.60%
Penske Truck Leasing Co., LP/PTL Finance Corp.†	3.45%		7/1/2024	28	29,067
Penske Truck Leasing Co., LP/PTL Finance Corp.†	3.90%		2/1/2024	226	237,981
Total					267,048

282	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION CORE BOND FUND November 30, 2019

Investments	Interest Rate		Maturity Date		Principal Amount (000)	Fair Value
Leisure 0.28%
Royal Caribbean Cruises Ltd.	5.25%		11/15/2022		$115	$124,677

Lodging 0.34%
Las Vegas Sands Corp.	3.20%		8/8/2024		150	152,808

Machinery: Agricultural 0.76%
BAT Capital Corp.	2.789%		9/6/2024		22	22,032
BAT Capital Corp.	3.222%		8/15/2024		238	242,371
Philip Morris International, Inc.	3.25%		11/10/2024		39	40,927
Reynolds American, Inc.	4.85%		9/15/2023		34	36,794
Total						342,124

Machinery: Industrial/Specialty 0.38%
CNH Industrial Capital LLC	4.875%		4/1/2021		2	2,070
CNH Industrial NV (United Kingdom)(c)	4.50%		8/15/2023		150	159,556
Westinghouse Air Brake Technologies Corp.	4.40%		3/15/2024		10	10,612
Total						172,238

Manufacturing 0.30%
General Electric Co.	2.801% (3 Mo. LIBOR + .80%	)#	4/15/2020		35	35,050
General Electric Co.	3.10%		1/9/2023		1	1,022
General Electric Co.	3.45%		5/15/2024		53	54,887
Pentair Finance Sarl (Luxembourg)(c)	3.15%		9/15/2022		45	45,280
Total						136,239

Media 0.71%
Cox Communications, Inc.†	2.95%		6/30/2023		195	198,602
Cox Communications, Inc.†	3.15%		8/15/2024		15	15,463
NBCUniversal Enterprise, Inc.†	5.25%		–	(d)	100	103,035
Total						317,100

Metals & Minerals: Miscellaneous 0.91%
Anglo American Capital plc (United Kingdom)†(c)	3.75%		4/10/2022		200	205,621
Glencore Funding LLC†	4.125%		5/30/2023		46	48,046
Glencore Funding LLC†	4.625%		4/29/2024		135	144,425
Southern Copper Corp. (Peru)(c)	5.375%		4/16/2020		9	9,089
Total						407,181

Natural Gas 0.06%
WGL Holdings, Inc.	2.682% (3 Mo. LIBOR + .55%	)#	3/12/2020		25	24,984

See Notes to Financial Statements.	283

Schedule of Investments (continued)

SHORT DURATION CORE BOND FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Oil 1.60%
Concho Resources, Inc.	4.375%		1/15/2025	$17	$17,577
Continental Resources, Inc.	4.50%		4/15/2023	15	15,642
Continental Resources, Inc.	5.00%		9/15/2022	159	159,963
Motiva Enterprises LLC†	5.75%		1/15/2020	49	49,189
Occidental Petroleum Corp.	2.70%		8/15/2022	12	12,101
Occidental Petroleum Corp.	2.90%		8/15/2024	65	65,430
Occidental Petroleum Corp.	3.36% (3 Mo. LIBOR + 1.45%	)#	8/15/2022	45	45,273
Phillips 66	2.517% (3 Mo. LIBOR + .60%	)#	2/26/2021	100	100,001
Saudi Arabian Oil Co. (Saudi Arabia)†(c)	2.75%		4/16/2022	200	201,825
Suncor Energy Ventures Corp. (Canada)†(c)	9.40%		9/1/2021	25	27,636
Woodside Finance Ltd. (Australia)†(c)	4.60%		5/10/2021	20	20,507
Total					715,144

Oil: Crude Producers 2.42%
Cheniere Corpus Christi Holdings LLC	5.875%		3/31/2025	39	43,688
Colonial Pipeline Co.†	3.50%		10/15/2020	15	15,122
Energy Transfer Operating LP	5.875%		1/15/2024	200	220,388
Energy Transfer Operating LP	7.60%		2/1/2024	25	28,897
Energy Transfer Partners LP/Regency Energy Finance Corp.	5.00%		10/1/2022	45	47,660
Midwest Connector Capital Co. LLC†	3.625%		4/1/2022	11	11,281
Mplx LP	3.202% (3 Mo. LIBOR + 1.10%	)#	9/9/2022	66	66,241
MPLX LP†	3.50%		12/1/2022	50	51,211
Mplx LP†	5.25%		1/15/2025	75	78,753
Mplx LP†	6.25%		10/15/2022	52	52,868
Sabine Pass Liquefaction LLC	5.625%		4/15/2023	350	380,313
Spectra Energy Partners LP	4.60%		6/15/2021	20	20,584
Sunoco Logistics Partners Operations LP	4.40%		4/1/2021	5	5,116
Texas Eastern Transmission LP†	2.80%		10/15/2022	50	50,410
Texas Eastern Transmission LP†	4.125%		12/1/2020	10	10,135
Williams Cos., Inc. (The)	7.875%		9/1/2021	1	1,093
Total					1,083,760

Oil: Integrated Domestic 0.40%
National Oilwell Varco, Inc.	2.60%		12/1/2022	16	16,171
Schlumberger Holdings Corp.†	3.75%		5/1/2024	155	163,261
Total					179,432

284	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION CORE BOND FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Real Estate Investment Trusts 1.34%
Brixmor Operating Partnership LP	2.959% (3 Mo. LIBOR + 1.05%	)#	2/1/2022	$25	$24,987
Equinix, Inc.	5.875%		1/15/2026	206	218,838
Healthcare Realty Trust, Inc.	3.75%		4/15/2023	15	15,449
Healthcare Trust of America Holdings LP	3.70%		4/15/2023	50	51,882
Highwoods Realty LP	3.625%		1/15/2023	38	39,314
SL Green Operating Partnership LP	3.25%		10/15/2022	19	19,412
Vereit Operating Partnership LP	4.60%		2/6/2024	214	230,561
Total					600,443

Retail 0.15%
Dollar Tree, Inc.	2.702% (3 Mo. LIBOR + .70%	)#	4/17/2020	68	68,008

Telecommunications 0.55%
AT&T, Inc.	3.312% (3 Mo. LIBOR + 1.18%	)#	6/12/2024	244	248,291

Transportation: Miscellaneous 0.09%
Canadian Pacific Railway Co. (Canada)(c)	9.45%		8/1/2021	35	39,059
Total Corporate Bonds (cost $12,103,153)					12,210,710

FLOATING RATE LOAN(e) 0.01%

Investment Management Companies
RPI Finance Trust Term Loan A4 (cost $3,525)	3.202% (1 Mo. LIBOR + 1.50%	)	5/4/2022	4	3,482

FOREIGN GOVERNMENT OBLIGATION 0.52%

Japan
Japan Bank for International Corp.(c) (cost $227,396)	2.50%		5/23/2024	228	233,137

GOVERNMENT SPONSORED ENTERPRISES COLLATERALIZED MORTGAGE OBLIGATIONS 0.24%

Financial: Miscellaneous
Federal Home Loan Mortgage Corp. 2013-K712 B†	3.281%	#(f)	5/25/2045	8	7,578
Federal Home Loan Mortgage Corp. 2013-K713 B†	3.259%	#(f)	4/25/2046	20	20,010
Government National Mortgage Assoc. 2014-112 A	3.00%	#(f)	1/16/2048	16	16,234
Government National Mortgage Assoc. 2017-100 AS	2.75%		2/16/2058	6	5,812
Government National Mortgage Assoc. 2017-168 AS	2.70%		8/16/2058	20	20,571
Government National Mortgage Assoc. 2017-69 AS	2.75%		2/16/2058	14	14,455
Government National Mortgage Assoc. 2017-71 AS	2.70%		4/16/2057	14	14,280

See Notes to Financial Statements.	285

Schedule of Investments (continued)

SHORT DURATION CORE BOND FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Financial: Miscellaneous (continued)
Government National Mortgage Assoc. 2017-86 AS	2.75%		2/16/2058	$6	$5,819
Government National Mortgage Assoc. 2017-89 AB	2.60%		7/16/2058	5	4,843
Total Government Sponsored Enterprises Collateralized Mortgage Obligations (cost $108,142)					109,602

MUNICIPAL BOND 0.02%

Miscellaneous
State of Illinois (cost $9,783)	4.95%		6/1/2023	10	10,039

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 20.30%
Atrium Hotel Portfolio Trust 2017-ATRM A†	2.695% (1 Mo. LIBOR + .93%	)#	12/15/2036	350	349,804
BAMLL Commercial Mortgage Securities Trust 2013-WBRK A†	3.652%	#(f)	3/10/2037	230	239,834
Bancorp Commercial Mortgage Trust (The) 2018-CR3 A†	2.615% (1 Mo. LIBOR + .85%	)#	1/15/2033	6	6,071
Bancorp Commercial Mortgage Trust 2019-CRE6 A†	2.971% (1 Mo. LIBOR + 1.05%	)#	9/15/2036	379	379,385
BB-UBS Trust 2012-SHOW A†	3.43%		11/5/2036	300	313,879
BBCMS Trust 2015-STP A†	3.323%		9/10/2028	55	55,246
BDS 2018-FL2 A†	2.713% (1 Mo. LIBOR+ .95%	)#	8/15/2035	345	346,009
BX Commercial Mortgage Trust 2018-BIOA A†	2.436% (1 Mo. LIBOR + .67%	)#	3/15/2037	45	44,938
BX Commercial Mortgage Trust 2019-XL A†	2.685% (1 Mo. LIBOR + .92%	)#	10/15/2036	200	200,439
BX Commercial Mortgage Trust 2019-XL B†	2.845% (1 Mo. LIBOR + 1.08%	)#	10/15/2036	100	100,188
BX Commercial Mortgage Trust 2019-XL C†	3.015% (1 Mo. LIBOR + 1.25%	)#	10/15/2036	100	100,160
BX Commercial Mortgage Trust 2019-XL D†	3.215% (1 Mo. LIBOR + 1.45%	)#	10/15/2036	100	100,194
BX Commercial Mortgage Trust 2019-XL E†	3.565% (1 Mo. LIBOR + 1.80%	)#	10/15/2036	100	100,230
BX Commercial Mortgage Trust 2019-XL F†	3.765% (1 Mo. LIBOR + 2.00%	)#	10/15/2036	100	100,264
BX Trust 2017-APPL D†	3.815% (1 Mo. LIBOR + 2.05%	)#	7/15/2034	13	12,774
BX Trust 2017-SLCT C†	3.165% (1 Mo. LIBOR + 1.40%	)#	7/15/2034	20	19,764
BX Trust 2017-SLCT D†	3.815% (1 Mo. LIBOR + 2.05%	)#	7/15/2034	13	12,758
BX Trust 2018-GW A†	2.565% (1 Mo. LIBOR + .80%	)#	5/15/2035	24	23,946
Caesars Palace Las Vegas Trust 2017-VICI A†	3.531%		10/15/2034	195	202,495

286	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION CORE BOND FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Caesars Palace Las Vegas Trust 2017-VICI B†	3.835%		10/15/2034	$77	$80,016
Caesars Palace Las Vegas Trust 2017-VICI C†	4.138%		10/15/2034	50	52,220
Caesars Palace Las Vegas Trust 2017-VICI D†	4.499%	#(f)	10/15/2034	95	99,410
Caesars Palace Las Vegas Trust 2017-VICI D IO†	0.538%	#(f)	10/15/2034	1,000	11,192
CFCRE Commercial Mortgage Trust 2018-TAN A†	4.236%		2/15/2033	78	82,671
CHT Mortgage Trust 2017-CSMO C†	3.265% (1 Mo. LIBOR + 1.50%	)#	11/15/2036	300	300,618
Citigroup Commercial Mortgage Trust 2012-GC8 A4	3.024%		9/10/2045	137	139,797
Citigroup Commercial Mortgage Trust 2015-GC27 AAB	2.944%		2/10/2048	10	10,194
Commercial Mortgage Pass-Through Certificates 2013-CR8 A5	3.612%	#(f)	6/10/2046	124	129,792
Commercial Mortgage Pass-Through Certificates 2013-CR9 A4	4.373%	#(f)	7/10/2045	96	102,239
Commercial Mortgage Pass-Through Certificates 2014-277P A†	3.732%	#(f)	8/10/2049	100	106,180
Commercial Mortgage Pass-Through Certificates 2014-LC15 A4	4.006%		4/10/2047	75	80,119
Commercial Mortgage Pass-Through Certificates 2014-UBS3 A4	3.819%		6/10/2047	107	113,632
Commercial Mortgage Pass-Through Certificates 2016-GCT B†	3.086%		8/10/2029	214	215,177
Credit Suisse Mortgage Capital Certificates 2017-LSTK A†	2.761%		4/5/2033	241	241,825
Great Wolf Trust 2017-WOLF D†	3.865% (1 Mo. LIBOR + 2.10%	)#	9/15/2034	20	20,019
GS Mortgage Securities Corp. II 2012-TMSQ A†	3.007%		12/10/2030	100	102,143
GS Mortgage Securities Corp. Trust 2019-70P XCP IO†	0.506%	#(f)	10/15/2036	21,863	144,267
GS Mortgage Securities Corp. Trust 2019-BOCA A†	2.965% (1 Mo. LIBOR + 1.20%	)#	6/15/2038	100	100,197
GS Mortgage Securities Corp. Trust 2019-BOCA B†	3.265% (1 Mo. LIBOR + 1.50%	)#	6/15/2038	100	100,199
GS Mortgage Securities Corp. Trust 2019-SMP A†	2.915% (1 Mo. LIBOR + 1.15%	)#	8/15/2032	385	385,475
GS Mortgage Securities Corp. Trust 2019-SMP B†	3.265% (1 Mo. LIBOR + 1.50%	)#	8/15/2032	185	185,582
GS Mortgage Securities Corp. Trust 2019-SMP XCP IO†	0.587%	#(f)	8/15/2032	10,131	74,612

See Notes to Financial Statements.	287

Schedule of Investments (continued)

SHORT DURATION CORE BOND FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Hilton Orlando Trust 2018-ORL A†	2.535% (1 Mo. LIBOR + .77%	)#	12/15/2034	$28	$28,028
HMH Trust 2017-NSS C†	3.787%		7/5/2031	28	28,312
Hudsons Bay Simon JV Trust 2015-HB7 A7†	3.914%		8/5/2034	100	102,111
JPMBB Commercial Mortgage Securities Trust 2014-C26 A4	3.494%		1/15/2048	75	79,112
JPMorgan Chase Commercial Mortgage Securities Corp. 2018-AON A†	4.128%		7/5/2031	135	143,727
JPMorgan Chase Commercial Mortgage Securities Corp. 2018-AON D†	4.767%	#(f)	7/5/2031	46	48,553
JPMorgan Chase Commercial Mortgage Securities Trust 2013-C14 A4	4.133%	#(f)	8/15/2046	10	10,658
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C22 A4	3.801%		9/15/2047	100	106,591
JPMorgan Chase Commercial Mortgage Securities Trust 2015-UES B†	3.387%		9/5/2032	225	225,914
JPMorgan Chase Commercial Mortgage Securities Trust 2016-WIKI A†	2.798%		10/5/2031	66	66,558
JPMorgan Chase Commercial Mortgage Securities Trust 2016-WIKI C†	3.554%		10/5/2031	239	241,705
JPMorgan Chase Commercial Mortgage Securities Trust 2016-WIKI D†	4.143%	#(f)	10/5/2031	24	24,415
JPMorgan Chase Commercial Mortgage Securities Trust 2017-FL11 D†	3.905% (1 Mo. LIBOR + 2.14%	)#	10/15/2032	34	34,050
JPMorgan Chase Commercial Mortgage Securities Trust 2018-LAQ A†	2.765% (1 Mo. LIBOR + 1.00%	)#	6/15/2032	26	25,867
JPMorgan Chase Commercial Mortgage Securities Trust 2018-LAQ B†	3.065% (1 Mo. LIBOR + 1.30%	)#	6/15/2032	9	9,239
JPMorgan Chase Commercial Mortgage Securities Trust 2018-LAQ C†	3.365% (1 Mo. LIBOR + 1.60%	)#	6/15/2032	9	9,245
JPMorgan Chase Commercial Mortgage Securities Trust 2018-LAQ D†	3.865% (1 Mo. LIBOR + 2.10%	)#	6/15/2032	13	12,978
JPMorgan Chase Commercial Mortgage Securities Trust 2018-MINN†	2.934% (1 Mo. LIBOR + 1.27%	)#	11/15/2035	12	12,024
JPMorgan Chase Commercial Mortgage Securities Trust 2018-MINN B†	3.264% (1 Mo. LIBOR + 1.60%	)#	11/15/2035	12	12,024
JPMorgan Chase Commercial Mortgage Securities Trust 2018-MINN C†	3.614% (1 Mo. LIBOR + 1.95%	)#	11/15/2035	12	12,023
JPMorgan Chase Commercial Mortgage Securities Trust 2018-MINN D†	3.914% (1 Mo. LIBOR + 2.25%	)#	11/15/2035	12	12,023

288	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION CORE BOND FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Trust 2018-WPT AFL†	2.724% (1 Mo. LIBOR + .95%	)#	7/5/2033	$10	$9,984
JPMorgan Chase Commercial Mortgage Securities Trust 2018-WPT AFX†	4.248%		7/5/2033	19	20,273
JPMorgan Chase Commercial Mortgage Securities Trust 2018-WPT CFL†	3.424% (1 Mo. LIBOR + 1.65%	)#	7/5/2033	12	11,982
Morgan Stanley Bank of America Merrill Lynch Trust 2012-CKSV A2†	3.277%		10/15/2030	100	101,094
Morgan Stanley Bank of America Merrill Lynch Trust 2014-C14 A5	4.064%		2/15/2047	40	42,740
Morgan Stanley Capital Barclays Bank Trust 2016-MART A†	2.20%		9/13/2031	95	94,912
Morgan Stanley Capital I Trust 2011-C2 A4†	4.661%		6/15/2044	100	102,508
Morgan Stanley Capital I Trust 2012-C4 AS	3.773%		3/15/2045	25	25,719
Motel 6 Trust 2017-MTL6 C†	3.165% (1 Mo. LIBOR + 1.40%	)#	8/15/2034	8	8,060
Motel 6 Trust 2017-MTL6 D†	3.915% (1 Mo. LIBOR + 2.15%	)#	8/15/2034	18	17,755
MSCG Trust 2015-ALDR A1†	2.612%		6/7/2035	43	43,339
MSCG Trust 2016-SNR A†	3.46%	#(f)	11/15/2034	2	2,138
ReadyCap Commercial Mortgage Trust 2018-4 A†	3.39%		2/27/2051	25	25,537
RETL 2019-RVP C†	3.865% (1 Mo. LIBOR + 2.10%	)#	3/15/2036	50	50,251
Shelter Growth CRE Issuer Ltd. 2018-FL1 A†	2.765% (1 Mo. LIBOR + 1.00%	)#	1/15/2035	20	19,830
SLIDE 2018-FUN A†	2.665% (1 Mo. LIBOR + .90%	)#	6/15/2031	10	9,689
SLIDE 2018-FUN B†	3.015% (1 Mo. LIBOR + 1.25%	)#	6/15/2031	10	9,692
SLIDE 2018-FUN C†	3.315% (1 Mo. LIBOR + 1.55%	)#	6/15/2031	10	9,699
Stonemont Portfolio Trust 2017-MONT D†	3.774% (1 Mo. LIBOR + 2.05%	)#	8/20/2030	17	17,451
UBS-BAMLL Trust 2012-WRM A†	3.663%		6/10/2030	100	102,634
UBS-Barclays Commercial Mortgage Trust 2012-C2 A4	3.525%		5/10/2063	45	46,746
UBS-Barclays Commercial Mortgage Trust 2012-C3 A4	3.091%		8/10/2049	41	42,104
UBS-Barclays Commercial Mortgage Trust 2012-C4 A5	2.85%		12/10/2045	50	50,877
UBS-Barclays Commercial Mortgage Trust 2013 C6 A4	3.244%		4/10/2046	82	84,501
UBS-Barclays Commercial Mortgage Trust 2013-C5 A4	3.185%		3/10/2046	20	20,546
UBS-Citigroup Commercial Mortgage Trust 2011-C1 A3	3.595%		1/10/2045	9	9,148

See Notes to Financial Statements.	289

Schedule of Investments (continued)

SHORT DURATION CORE BOND FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
VMC Finance LLC 2019-FL3 A†	2.863% (1 Mo. LIBOR + 1.10%	)#	9/15/2036	$399	$399,578
VNDO Mortgage Trust 2012-6AVE C†	3.448%	#(f)	11/15/2030	309	315,634
Wells Fargo Commercial Mortgage Trust 2014 LC16 A4	3.548%		8/15/2050	22	23,078
Wells Fargo Commercial Mortgage Trust 2015-C26 ASB	2.991%		2/15/2048	10	10,226
Wells Fargo Commercial Mortgage Trust 2017-RC1 A2	3.118%		1/15/2060	115	116,947
Wells Fargo Commercial Mortgage Trust 2018-C48 A2	4.224%		1/15/2052	25	26,781
West Town Mall Trust 2017-KNOX C†	4.491%	#(f)	7/5/2030	15	15,367
West Town Mall Trust 2017-KNOX D†	4.491%	#(f)	7/5/2030	15	15,258
WF-RBS Commercial Mortgage Trust 2011-C2 A4†	4.869%	#(f)	2/15/2044	37	38,162
WF-RBS Commercial Mortgage Trust 2012-C10 A3	2.875%		12/15/2045	10	10,185
WF-RBS Commercial Mortgage Trust 2012-C7 B	4.903%	#(f)	6/15/2045	25	26,068
WF-RBS Commercial Mortgage Trust 2012-C9 A3	2.87%		11/15/2045	22	22,199
WF-RBS Commercial Mortgage Trust 2013-C18 A4	3.896%		12/15/2046	24	25,510
WF-RBS Commercial Mortgage Trust 2014-C19 A5	4.101%		3/15/2047	87	93,341
WF-RBS Commercial Mortgage Trust 2014-C22 A4	3.995%		5/15/2047	140	149,861
Total Non-Agency Commercial Mortgage-Backed Securities (cost $9,002,134)					9,098,515

U.S. TREASURY OBLIGATIONS 16.98%
U.S. Treasury Inflation Indexed Note(g)	0.625%		4/15/2023	801	808,852
U.S. Treasury Note	1.50%		11/30/2021	5,974	5,960,932
U.S. Treasury Note	2.50%		1/31/2021	834	841,656
Total U.S. Treasury Obligations (cost $7,589,920)					7,611,440
Total Long- Term Investments (cost $42,977,908)					43,242,579

SHORT-TERM INVESTMENTS 3.94%

COMMERCIAL PAPER 0.23%

Automotive
Ford Motor Credit Co. LLC (cost $104,967)	3.91%		12/4/2019	105	104,978

290	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION CORE BOND FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
CORPORATE BONDS 0.17%

Automotive
Ford Motor Credit Co. LLC (cost $75,041)	3.065% (3 Mo. LIBOR + .93%	)#	9/24/2020	$75	$75,090

REPURCHASE AGREEMENT 3.54%
Repurchase Agreement dated 11/29/2019, 0.85% due 12/2/2019 with Fixed Income Clearing Corp. collateralized by $1,600,000 of U.S. Treasury Note at 2.125% due 08/15/2021 value: $1,621,635; proceeds: $1,588,441 (cost $1,588,329)				1,588	1,588,329
Total Short-Term Investments (cost $1,768,337)					1,768,397
Total Investments in Securities 100.41% (cost $44,746,245)					45,010,976
Liabilities in Excess of Cash, Foreign Cash and Other Assets(h) (0.41%)					(184,522)
Net Assets 100.00%					$44,826,454

CAD	Canadian dollar.
IO	Interest Only.
LIBOR	London Interbank Offered Rate.
SOFR	Secured Over Night Financing Rate.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At November 30, 2019, the total value of Rule 144A securities was $20,691,204, which represents 46.16% of net assets.
#	Variable rate security. The interest rate represents the rate in effect at November 30, 2019.
(a)	Level 3 Investment as described in Note 2(t) in the Notes to Financials. Security valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.
(b)	Investment in non-U.S. dollar denominated securities.
(c)	Foreign security traded in U.S. dollars.
(d)	Security is perpetual in nature and has no stated maturity.
(e)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at November 30, 2019.
(f)	Interest rate is based on the weighted average interest rates of the underlying mortgages within the mortgage pool.
(g)	Treasury Inflation Protected Security. A U.S. Treasury Note or Bond that offers protection from inflation by paying a fixed rate of interest on principal amount that is adjusted for inflation based on the Consumer Price Index.
(h)	Liabilities in Excess of Cash, Foreign Cash and Other Assets include net unrealized appreciation/depreciation on forward foreign currency exchange contracts, futures contracts and swaps as follows:

See Notes to Financial Statements.	291

Schedule of Investments (continued)

SHORT DURATION CORE BOND FUND November 30, 2019

Credit Default Swaps on Indexes - Sell Protection at November 30, 2019(1):

Referenced Index*	Swap Counterparty	Fund Receives (Quarterly)	Termination Date	Notional Amount	Notional Value	Payments Upfront(2)	Unrealized Appreciation(3)	Credit Default Swap Agreements Receivable at Fair Value(4)
Markit CMBX. NA.A.6	Morgan Stanley	2.00%	5/11/2063	$78,000	$78,907	$(4,024)	$4,931	$907
Markit CMBX. NA.AA.6	Morgan Stanley	1.50%	5/11/2063	160,000	163,493	(1,261)	4,754	3,493
						$(5,285)	$9,685	$4,400

*	The Referenced Index is for the Credit Default Swaps on Indexes, which is comprised of a basket of commercial mortgage-backed securities.
(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities.
(2)	Upfront payments received are presented net of amortization.
(3)	Total unrealized appreciation on Credit Default Swaps on Indexes amounted to $9,685. Total unrealized depreciation on Credit Default Swaps on Indexes amounted to $0.
(4)	Includes upfront payments received.

Open Forward Foreign Currency Exchange Contracts at November 30, 2019:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation
Canadian dollar	Sell	Barclays Bank plc	12/13/2019	151,000	$113,725	$113,686	$39

Open Futures Contracts at November 30, 2019:  ’

Type	Expiration	Contracts	Position	Notional Amount		Notional Value		Unrealized Appreciation
U.S. 5-Year Treasury Note	March 2020	12	Short		$(1,430,135)		$(1,427,625)	$2,510

Type	Expiration	Contracts	Position	Notional Amount		Notional Value		Unrealized Depreciation
5-Year Canadian Bond	March 2020	1	Short	CAD	(121,148)	CAD	(121,340)	$(144)
U.S. 2-Year Treasury Note	March 2020	9	Long		$1,940,310		$1,940,274	(36)
Total Unrealized Depreciation on Open Futures Contracts								$(180)

292	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION CORE BOND FUND November 30, 2019

The following is a summary of the inputs used as of November 30, 2019 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Asset-Backed Securities
Credit Cards	$–	$900,257	$204,114	$1,104,371
Other	–	3,896,234	113,816	4,010,050
Remaining Industries	–	8,851,233	–	8,851,233
Corporate Bonds	–	12,210,710	–	12,210,710
Floating Rate Loan	–	3,482	–	3,482
Foreign Government Obligation	–	233,137	–	233,137
Government Sponsored Enterprises Collateralized Mortgage Obligations	–	109,602	–	109,602
Municipal Bond	–	10,039	–	10,039
Non-Agency Commercial Mortgage-Backed Securities	–	9,098,515	–	9,098,515
U.S. Treasury Obligations	–	7,611,440	–	7,611,440
Short-Term Investments
Commercial Paper	–	104,978	–	104,978
Corporate Bonds	–	75,090	–	75,090
Repurchase Agreement	–	1,588,329	–	1,588,329
Total	$–	$44,693,046	$317,930	$45,010,976
Other Financial Instruments
Credit Default Swap Contracts
Assets	$–	$4,400	$–	$4,400
Liabilities	–	–	–	–
Forward Foreign Currency Exchange Contracts
Assets	–	39	–	39
Liabilities	–	–	–	–
Futures Contracts
Assets	2,510	–	–	2,510
Liabilities	(180)	–	–	(180)
Total	$2,330	$4,439	$–	$6,769

(1)	Refer to Note 2(t) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. Each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

See Notes to Financial Statements.	293

Schedule of Investments (concluded)

SHORT DURATION CORE BOND FUND November 30, 2019

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

Investment Type	Asset-Backed Securities
Balance as of December 1, 2018	$–
Accrued Discounts (Premiums)	(547)
Realized Gain (Loss)	–
Change in Unrealized Appreciation (Depreciation)	385
Purchases	318,092
Sales	–
Transfers into Level 3	–
Transfers out of Level 3	–
Balance as of November 30, 2019	$317,930
Change in unrealized appreciation/depreciation for the year ended November 30, 2019 related to Level 3 investments held at November 30, 2019	$385

294	See Notes to Financial Statements.

Schedule of Investments

SHORT DURATION INCOME FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
LONG-TERM INVESTMENTS 96.62%

ASSET-BACKED SECURITIES 25.14%

Automobiles 8.39%
ACC Trust 2018-1 A†	3.70%		12/21/2020	$2,829	$2,831,227
ACC Trust 2019-1 A†	3.75%		5/20/2022	17,270	17,369,147
AmeriCredit Automobile Receivables Trust 2016-1 D	3.59%		2/8/2022	32,574	32,913,835
AmeriCredit Automobile Receivables Trust 2016-2 C	2.87%		11/8/2021	1,934	1,938,859
AmeriCredit Automobile Receivables Trust 2016-3 B	1.80%		10/8/2021	10,096	10,092,376
AmeriCredit Automobile Receivables Trust 2017-2 B	2.40%		5/18/2022	31,699	31,746,225
AmeriCredit Automobile Receivables Trust 2017-2 C	2.97%		3/20/2023	49,146	49,721,382
AmeriCredit Automobile Receivables Trust 2017-3 B	2.24%		6/19/2023	22,616	22,650,313
AmeriCredit Automobile Receivables Trust 2017-4 A3	2.04%		7/18/2022	47,611	47,616,988
AmeriCredit Automobile Receivables Trust 2017-4 B	2.36%		12/19/2022	30,598	30,692,493
AmeriCredit Automobile Receivables Trust 2019-1 A2A	2.93%		6/20/2022	14,706	14,761,410
AmeriCredit Automobile Receivables Trust 2019-1 A2B	2.023% (1 Mo. LIBOR + .26%	)#	6/20/2022	14,706	14,707,732
AmeriCredit Automobile Receivables Trust 2019-1 B	3.13%		2/18/2025	28,000	28,581,605
AmeriCredit Automobile Receivables Trust 2019-1 C	3.36%		2/18/2025	37,000	38,088,163
Arivo Acceptance Auto Loan Receivables Trust 2019-1 A†	2.99%		7/15/2024	39,605	39,606,178
Avid Automobile Receivables Trust 2018-1 A†	2.84%		8/15/2023	3,305	3,309,298
Avis Budget Rental Car Funding AESOP LLC 2015-2A†	2.63%		12/20/2021	11,729	11,777,061
Bank of The West Auto Trust 2017-1 A3†	2.11%		1/15/2023	57,256	57,261,395
Bank of The West Auto Trust 2017-1 A4†	2.33%		9/15/2023	18,282	18,298,922
California Republic Auto Receivables Trust 2015-3 A4	2.13%		5/17/2021	2,488	2,487,954
California Republic Auto Receivables Trust 2015-4 A4†	2.58%		6/15/2021	3,463	3,465,072

See Notes to Financial Statements.	295

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2019

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Automobiles (continued)
California Republic Auto Receivables Trust 2015-4 B†	3.73%	11/15/2021	$20,140	$20,228,771
California Republic Auto Receivables Trust 2016-1 A4	2.24%	10/15/2021	2,090	2,090,735
California Republic Auto Receivables Trust 2016-2 A4	1.83%	12/15/2021	7,784	7,777,056
California Republic Auto Receivables Trust 2018-1 A3	3.14%	8/15/2022	53,488	53,771,572
Capital Auto Receivables Asset Trust 2015-3 D	3.34%	3/22/2021	10,854	10,860,924
Capital Auto Receivables Asset Trust 2016-2 B	2.11%	3/22/2021	1,390	1,390,375
Capital Auto Receivables Asset Trust 2017-1 A3†	2.02%	8/20/2021	7,198	7,197,404
Capital Auto Receivables Asset Trust 2017-1 A4†	2.22%	3/21/2022	12,437	12,453,856
Capital Auto Receivables Asset Trust 2018-2 A2†	3.02%	2/22/2021	40,084	40,155,355
Capital Auto Receivables Asset Trust 2018-2 A3†	3.27%	6/20/2023	45,016	45,414,162
Capital One Prime Auto Receivables Trust 2019-1 A2	2.58%	4/15/2022	35,753	35,922,491
CarMax Auto Owner Trust 2015-4 D	3.00%	5/16/2022	3,116	3,117,076
CarMax Auto Owner Trust 2016-3 A3	1.39%	5/17/2021	5,926	5,927,171
CarMax Auto Owner Trust 2016-3 A4	1.60%	1/18/2022	21,321	21,259,883
CarMax Auto Owner Trust 2016-4 A3	1.40%	8/15/2021	6,257	6,247,922
CarMax Auto Owner Trust 2016-4 A4	1.60%	6/15/2022	18,529	18,467,958
CarMax Auto Owner Trust 2017-3 A3	1.97%	4/15/2022	79,429	79,446,835
CarMax Auto Owner Trust 2017-3 A4	2.22%	11/15/2022	27,897	27,993,055
CarMax Auto Owner Trust 2017-3 B	2.44%	2/15/2023	12,944	13,017,825
CarMax Auto Owner Trust 2017-3 C	2.72%	5/15/2023	15,857	15,953,154
CarMax Auto Owner Trust 2017-4 A3	2.11%	10/17/2022	76,071	76,148,125
CarMax Auto Owner Trust 2019-3 A2A	2.21%	12/15/2022	124,560	124,838,915
Carvana Auto Receivables Trust 2019-2A C†	3.00%	6/17/2024	23,649	23,772,781
Chesapeake Funding II LLC 2017-2A A1†	1.99%	5/15/2029	20,860	20,847,270
Chesapeake Funding II LLC 2017-3A A1†	1.91%	8/15/2029	48,488	48,446,196
Chesapeake Funding II LLC 2017-4A A1†	2.12%	11/15/2029	55,171	55,161,776
Chesapeake Funding II LLC 2019-1A A1†	2.94%	4/15/2031	18,732	18,973,440
CPS Auto Receivables Trust 2016-B D†	6.58%	3/15/2022	13,845	14,334,493
CPS Auto Receivables Trust 2017-C B†	2.30%	7/15/2021	1	1,065
CPS Auto Receivables Trust 2017-D†	3.73%	9/15/2023	8,345	8,475,022
CPS Auto Receivables Trust 2017-D B†	2.43%	1/18/2022	2,474	2,474,896
CPS Auto Receivables Trust 2018-B A†	2.72%	9/15/2021	1,317	1,317,659
CPS Auto Receivables Trust 2018-B B†	3.23%	7/15/2022	11,465	11,511,761
CPS Auto Receivables Trust 2018-B C†	3.58%	3/15/2023	12,992	13,152,298
CPS Auto Receivables Trust 2019-A C†	3.89%	12/16/2024	3,685	3,781,481

296	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2019

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Automobiles (continued)
CPS Auto Receivables Trust 2019-C†	2.84%	6/16/2025	$7,419	$7,469,414
CPS Auto Receivables Trust 2019-C D†	3.17%	6/16/2025	7,419	7,485,645
CPS Auto Receivables Trust 2019-D B†	2.35%	11/15/2023	26,690	26,646,455
CPS Auto Receivables Trust 2019-D C†	2.54%	8/15/2024	32,337	32,254,153
Drive Auto Receivables Trust 2015-DA D†	4.59%	1/17/2023	25,252	25,317,627
Drive Auto Receivables Trust 2016-BA D†	4.53%	8/15/2023	46,813	47,390,713
Drive Auto Receivables Trust 2016-CA D†	4.18%	3/15/2024	21,092	21,371,179
Drive Auto Receivables Trust 2017-1 D	3.84%	3/15/2023	3,410	3,447,165
Drive Auto Receivables Trust 2017-2 C	2.75%	9/15/2023	4,748	4,749,479
Drive Auto Receivables Trust 2017-2 D	3.49%	9/15/2023	137,019	138,240,565
Drive Auto Receivables Trust 2017-3 C	2.80%	7/15/2022	2,030	2,031,654
Drive Auto Receivables Trust 2017-AA D†	4.16%	5/15/2024	14,904	15,135,805
Drive Auto Receivables Trust 2017-BA D†	3.72%	10/17/2022	24,986	25,104,662
Drive Auto Receivables Trust 2018-3 B	3.37%	9/15/2022	15,809	15,835,099
Drive Auto Receivables Trust 2018-3 C	3.72%	9/16/2024	68,935	69,571,036
Drive Auto Receivables Trust 2018-4 B	3.36%	10/17/2022	27,685	27,739,697
Drive Auto Receivables Trust 2018-4 C	3.66%	11/15/2024	66,556	67,250,791
Drive Auto Receivables Trust 2018-4 D	4.09%	1/15/2026	45,962	47,143,858
Drive Auto Receivables Trust 2018-5 C	3.99%	1/15/2025	46,539	47,794,743
Drive Auto Receivables Trust 2019-2 B	3.17%	11/15/2023	22,380	22,649,831
Drive Auto Receivables Trust 2019-2 C	3.42%	6/16/2025	43,447	44,449,379
Drive Auto Receivables Trust 2019-2 D	3.69%	8/17/2026	27,276	27,940,487
Drive Auto Receivables Trust 2019-3 A2A	2.63%	9/15/2022	74,896	75,048,037
Drive Auto Receivables Trust 2019-4 C	2.51%	11/17/2025	60,721	60,838,483
Drive Auto Receivables Trust 2019-4 D	2.70%	2/16/2027	50,871	50,824,178
Exeter Automobile Receivables Trust 2017-3A B†	2.81%	9/15/2022	36,828	36,945,757
Exeter Automobile Receivables Trust 2019-4A B†	2.30%	12/15/2023	43,025	42,953,200
Fifth Third Auto Trust 2019-1 A2A	2.66%	5/16/2022	106,624	107,069,630
Fifth Third Auto Trust 2019-1 A3	2.64%	12/15/2023	87,251	88,487,024
Fifth Third Auto Trust 2019-1 A4	2.69%	11/16/2026	28,213	28,775,158
First Investors Auto Owner Trust 2018-1A B†	3.51%	5/15/2023	8,540	8,642,343
First Investors Auto Owner Trust 2018-2A C†	4.03%	1/15/2025	8,643	8,927,999
First Investors Auto Owner Trust 2018-2A D†	4.28%	1/15/2025	5,505	5,709,380
Flagship Credit Auto Trust 2017-3 A†	1.88%	10/15/2021	3,077	3,075,761
Flagship Credit Auto Trust 2017-3 B†	2.59%	7/15/2022	24,950	24,981,280
Flagship Credit Auto Trust 2017-4 A†	2.07%	4/15/2022	10,728	10,719,863
Flagship Credit Auto Trust 2019-1 A†	3.11%	8/15/2023	37,602	37,992,371
Ford Credit Auto Owner Trust 2015-1 A†	2.12%	7/15/2026	307,744	307,807,765

See Notes to Financial Statements.	297

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2019

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Automobiles (continued)
Ford Credit Auto Owner Trust 2016-2 A†	2.03%	12/15/2027	$39,189	$39,197,253
Ford Credit Auto Owner Trust 2017-2 A†	2.36%	3/15/2029	38,244	38,579,572
Ford Credit Auto Owner Trust 2018-2 A†	3.47%	1/15/2030	78,661	82,046,955
Ford Credit Auto Owner Trust 2019-A A2A	2.78%	2/15/2022	48,108	48,293,181
Ford Credit Auto Owner Trust 2019-C A2A	1.88%	7/15/2022	85,596	85,626,689
GM Financial Automobile Leasing Trust 2017 2 B	2.43%	6/21/2021	10,391	10,396,069
GM Financial Automobile Leasing Trust 2019-2 A2A	2.67%	6/21/2021	84,856	85,107,022
GM Financial Automobile Leasing Trust 2019-2 A3	2.67%	3/21/2022	46,349	46,695,385
GM Financial Consumer Automobile Receivables Trust 2019-1 B	3.37%	8/16/2024	13,645	14,100,552
Honda Auto Receivables Owner Trust 2019-1 A3	2.83%	3/20/2023	57,166	58,092,672
Honda Auto Receivables Owner Trust 2019-1 A4	2.90%	6/18/2024	11,166	11,454,480
Honda Auto Receivables Owner Trust 2019-3 A4	1.85%	8/15/2025	8,564	8,550,135
Hyundai Auto Receivables Trust 2019-B A2	1.93%	7/15/2022	45,935	45,984,628
Nissan Auto Receivables Owner Trust 2016-B A3	1.32%	1/15/2021	2,090	2,089,683
Prestige Auto Receivables Trust 2019-1A D†	3.01%	8/15/2025	9,845	9,954,100
Santander Drive Auto Receivables Trust 2015-5 D	3.65%	12/15/2021	16,812	16,867,681
Santander Drive Auto Receivables Trust 2016-1 D	4.02%	4/15/2022	18,954	19,107,838
Santander Drive Auto Receivables Trust 2017-1 D	3.17%	4/17/2023	9,536	9,625,624
Santander Drive Auto Receivables Trust 2017-2 C	2.79%	8/15/2022	38,637	38,717,564
Santander Drive Auto Receivables Trust 2017-2 D	3.49%	7/17/2023	68,158	68,949,430
Santander Drive Auto Receivables Trust 2017-3 C	2.76%	12/15/2022	15,068	15,123,513
Santander Drive Auto Receivables Trust 2018-1 C	2.96%	3/15/2024	37,842	38,078,429
Santander Drive Auto Receivables Trust 2018-3 A3	3.03%	2/15/2022	6,611	6,613,925
Santander Drive Auto Receivables Trust 2018-3 B	3.29%	10/17/2022	45,961	46,130,899
Santander Drive Auto Receivables Trust 2018-4 C	3.56%	7/15/2024	30,572	31,037,132
Santander Drive Auto Receivables Trust 2018-5 B	3.52%	12/15/2022	47,601	47,920,898
Santander Drive Auto Receivables Trust 2018-5 C	3.81%	12/16/2024	44,093	44,773,558
Santander Drive Auto Receivables Trust 2019-3 C	2.49%	10/15/2025	66,714	66,865,321
Santander Retail Auto Lease Trust 2019-B D†	3.31%	6/20/2024	41,342	41,590,445
TCF Auto Receivables Owner Trust 2015-2A B†	3.00%	9/15/2021	6,198	6,199,286
TCF Auto Receivables Owner Trust 2015-2A C†	3.75%	12/15/2021	6,591	6,594,698
TCF Auto Receivables Owner Trust 2016-1A A4†	2.03%	2/15/2022	31,893	31,870,364
TCF Auto Receivables Owner Trust 2016-1A C†	2.51%	9/15/2022	5,943	5,935,310
TCF Auto Receivables Owner Trust 2016-PT1A A†	1.93%	6/15/2022	12,122	12,116,677
Toyota Auto Receivables Owner Trust 2016-D A3	1.23%	10/15/2020	184	184,289
Westlake Automobile Receivables Trust 2018-2A C†	3.50%	1/16/2024	5,149	5,199,345
Westlake Automobile Receivables Trust 2018-3A A2A†	2.98%	1/18/2022	41,709	41,800,424

298	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Automobiles (continued)
Westlake Automobile Receivables Trust 2019-1 2019-1A B†	3.26%		10/17/2022	$21,268	$21,464,452
Westlake Automobile Receivables Trust 2019-1A C†	3.45%		3/15/2024	11,100	11,254,020
Westlake Automobile Receivables Trust 2019-2A A2A†	2.57%		2/15/2023	110,152	110,557,403
Westlake Automobile Receivables Trust 2019-2A D†	3.20%		11/15/2024	47,426	48,129,522
Westlake Automobile Receivables Trust 2019-3A B†	2.41%		10/15/2024	54,950	55,024,457
Westlake Automobile Receivables Trust 2019-3A C†	2.49%		10/15/2024	62,191	62,344,550
World Omni Auto Receivables Trust 2017-A A3	1.93%		9/15/2022	14,754	14,749,694
World Omni Auto Receivables Trust 2018-D A4	3.44%		12/16/2024	22,044	22,876,635
World Omni Automobile Lease Securitization Trust 2017-A B	2.48%		8/15/2022	3,709	3,710,133
World Omni Automobile Lease Securitization Trust 2019-A A2	2.89%		11/15/2021	81,704	82,146,405
World Omni Select Auto Trust 2018-1A B†	3.68%		7/15/2023	10,171	10,334,503
World Omni Select Auto Trust 2018-1A D†	4.13%		1/15/2025	33,345	34,296,440
World Omni Select Auto Trust 2019-A C	2.38%		12/15/2025	13,418	13,368,331
World Omni Select Auto Trust 2019-A D	2.59%		12/15/2025	29,934	29,812,630
Total					4,665,206,260

Credit Cards 5.64%
American Express Credit Account Master Trust 2017-3 A	1.77%		11/15/2022	52,543	52,525,209
American Express Credit Account Master Trust 2017-6 A	2.04%		5/15/2023	120,724	120,954,679
American Express Credit Account Master Trust 2019-1 A	2.87%		10/15/2024	116,127	119,067,742
American Express Credit Account Master Trust 2019-1 B	3.07%		10/15/2024	32,359	33,118,401
American Express Credit Account Master Trust 2019-3 B	2.20%		4/15/2025	12,714	12,770,687
BA Credit Card Trust 2017-A2	1.84%		1/17/2023	130,482	130,426,089
Barclays Dryrock Issuance Trust 2017-1 A	2.095% (1 Mo. LIBOR + .33%	)#	3/15/2023	101,590	101,678,881
Barclays Dryrock Issuance Trust 2017-2 A	2.065% (1 Mo. LIBOR + .30%	)#	5/15/2023	168,102	168,264,034
Barclays Dryrock Issuance Trust 2018-1 A	2.095% (1 Mo. LIBOR + .33%	)#	7/15/2024	25,054	25,063,982
Capital One Multi-Asset Execution Trust 2017-A1	2.00%		1/17/2023	14,265	14,269,613
Capital One Multi-Asset Execution Trust 2017-A4	1.99%		7/17/2023	178,623	178,850,244
Capital One Multi-Asset Execution Trust 2019-A1	2.84%		12/15/2024	158,746	162,259,811

See Notes to Financial Statements.	299

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Credit Cards (continued)
Chase Issuance Trust 2018-A1	1.965% (1 Mo. LIBOR + .20%	)#	4/17/2023	$148,171	$148,283,180
Citibank Credit Card Issuance Trust 2017-A3	1.92%		4/7/2022	18,149	18,149,290
Citibank Credit Card Issuance Trust 2017-A8	1.86%		8/8/2022	134,319	134,302,344
Continental Credit Card 2016-1A C†	11.33%		1/15/2025	4,347	4,501,269	(a)
Discover Card Execution Note Trust 2015-A2 A	1.90%		10/17/2022	9,583	9,582,670
Discover Card Execution Note Trust 2017-A6	1.88%		2/15/2023	125,489	125,613,084
Discover Card Execution Note Trust 2018-A2	2.095% (1 Mo. LIBOR + .33%	)#	8/15/2025	5,100	5,095,658
Discover Card Execution Note Trust 2019-A1	3.04%		7/15/2024	25,946	26,622,340
First National Master Note Trust 2017-2 A	2.205% (1 Mo. LIBOR + .44%	)#	10/16/2023	123,149	123,327,344
Golden Credit Card Trust 2018-1A A†	2.62%		1/15/2023	114,501	115,360,490
Golden Credit Card Trust 2018-4A A†	3.44%		10/15/2025	62,508	65,672,474
Master Credit Card Trust 2019-1A B†	3.57%		7/21/2022	7,742	7,831,256
Master Credit Card Trust II Series 2018-1A A†	2.212% (1 Mo. LIBOR + .49%	)#	7/21/2024	149,590	149,593,620
Perimeter Master Note Business Trust 2019-1A A†	4.31%		12/15/2022	99,892	100,455,890	(a)
Perimeter Master Note Business Trust 2019-1A B†	6.02%		12/15/2022	14,959	15,189,443	(a)
Synchrony Credit Card Master Note Trust 2015-1 A	2.37%		3/15/2023	18,713	18,729,389
Synchrony Credit Card Master Note Trust 2015-1 B	2.64%		3/15/2023	9,594	9,599,556
Synchrony Credit Card Master Note Trust 2016-2 A	2.21%		5/15/2024	134,727	135,330,119
Synchrony Credit Card Master Note Trust 2016-2 B	2.55%		5/15/2024	42,808	43,048,358
Synchrony Credit Card Master Note Trust 2017-1 A	1.93%		6/15/2023	66,569	66,572,575
Synchrony Credit Card Master Note Trust 2017-1 B	2.19%		6/15/2023	33,423	33,413,941
Synchrony Credit Card Master Note Trust 2017-2 B	2.82%		10/15/2025	36,807	37,348,232
World Financial Network Credit Card Master Trust 2015-B A	2.55%		6/17/2024	37,818	37,947,580
World Financial Network Credit Card Master Trust 2016-A	2.03%		4/15/2025	193,189	193,200,591
World Financial Network Credit Card Master Trust 2017-A	2.12%		3/15/2024	110,156	110,139,532
World Financial Network Credit Card Master Trust 2017-C A	2.31%		8/15/2024	49,120	49,227,475
World Financial Network Credit Card Master Trust 2018-C A	3.55%		8/15/2025	95,554	98,133,499
World Financial Network Credit Card Master Trust 2018-C M	3.95%		8/15/2025	19,966	20,543,487
World Financial Network Credit Card Master Trust 2019-A	3.14%		12/15/2025	77,700	79,494,248

300	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Credit Cards (continued)
World Financial Network Credit Card Master Trust 2019-A M	3.61%		12/15/2025	$29,519	$30,273,270
Total					3,131,831,576

Home Equity 0.00%
Meritage Mortgage Loan Trust 2004-2 M3	2.683% (1 Mo. LIBOR + .98%	)#	1/25/2035	36	34,326

Other 11.11%
A10 Bridge Asset Financing LLC 2019-B A1†	3.085%		8/15/2040	123,600	123,905,650
Access Point Funding I LLC 2017-A†	3.06%		4/15/2029	1,971	1,971,081
Ally Master Owner Trust 2018-2 A	3.29%		5/15/2023	1,893	1,929,358
ALM VII Ltd. 2012-7A A1A2†	3.171% (3 Mo. LIBOR + 1.17%	)#	7/15/2029	48,750	48,724,011
Ammc Clo 19 Ltd. 2016-19A AR†	3.141% (3 Mo. LIBOR + 1.14%	)#	10/16/2028	83,984	83,937,382
Ammc Clo 19 Ltd. 2016-19A BR†	3.801% (3 Mo. LIBOR + 1.80%	)#	10/16/2028	31,604	31,603,114
Ammc Clo Ltd. 2016-19A CR†	4.551% (3 Mo. LIBOR + 2.55%	)#	10/16/2028	13,000	12,870,970
Amur Equipment Finance Receivables VI LLC 2018-2A A2†	3.89%		7/20/2022	38,976	39,631,006
Amur Equipment Finance Receivables VII LLC 2019-1A A2†	2.63%		6/20/2024	54,339	54,691,714
Anchorage Capital CLO 3-R Ltd. 2014-3RA A†	2.986% (3 Mo. LIBOR + 1.05%	)#	1/28/2031	34,008	33,855,127
Anchorage Capital CLO 4-R Ltd. 2014-4RA A†	2.986% (3 Mo. LIBOR + 1.05%	)#	1/28/2031	42,636	42,440,684
Apex Credit CLO Ltd. 2016-1A AS1R†	3.236% (3 Mo. LIBOR + 1.30%	)#	10/27/2028	73,025	73,063,315
Apex Credit CLO Ltd. 2016-1A B1R†	3.786% (3 Mo. LIBOR + 1.85%	)#	10/27/2028	16,704	16,724,524
Apex Credit CLO Ltd. 2017-1A B†	3.886% (3 Mo. LIBOR + 1.95%	)#	4/24/2029	18,374	18,382,540
Aqua Finance Trust 2019-A 2019-A A†	3.14%		7/16/2040	79,151	79,466,070
Arbor Realty Collateralized Loan Obligation Ltd. 2017-FL3 A†	2.755% (1 Mo. LIBOR + .99%	)#	12/15/2027	47,836	47,850,882
Arbor Realty Commercial Real Estate Notes Ltd. 2017-FL2 A†	2.755% (1 Mo. LIBOR + .99%	)#	8/15/2027	18,704	18,719,210
Arbor Realty Commercial Real Estate Notes Ltd. 2018-FL1 A†	2.915% (1 Mo. LIBOR + 1.15%	)#	6/15/2028	35,293	35,332,158

See Notes to Financial Statements.	301

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Other (continued)
Arbor Realty Commercial Real Estate Notes Ltd. 2019-FL1 A†	2.915% (1 Mo. LIBOR + 1.15%	)#	5/15/2037	$77,912	$77,950,956
Ares XLI Clo Ltd. 2016-41A AR†	3.201% (3 Mo. LIBOR + 1.20%	)#	1/15/2029	93,370	93,303,633
Ascentium Equipment Receivables 2019-1A A2†	2.84%		6/10/2022	70,278	70,730,042
Ascentium Equipment Receivables Trust 2017-1A A3†	2.29%		6/10/2021	7,445	7,451,347
Atrium IX-9A AR†	3.149% (3 Mo. LIBOR + 1.24%	)#	5/28/2030	22,050	22,038,827
Avery Point V CLO Ltd. 2014-5A AR†	2.982% (3 Mo. LIBOR + .98%	)#	7/17/2026	31,746	31,745,810
B2R Mortgage Trust 2015-2 A†	3.336%		11/15/2048	7,136	7,162,721
Bain Capital Credit CLO 2017-1 2017-1A A1†	3.216% (3 Mo. LIBOR + 1.25%	)#	7/20/2030	18,921	18,933,317
BDS Ltd. 2019-FL3 A†	3.163% (1 Mo. LIBOR + 1.40%	)#	1/15/2036	44,031	44,125,887
Benefit Street Partners CLO IV Ltd. 2014-IVA A1RR†	3.216% (3 Mo. LIBOR + 1.25%	)#	1/20/2029	38,900	38,901,311
Benefit Street Partners CLO IV Ltd. 2014-IVA A2RR†	3.716% (3 Mo. LIBOR + 1.75%	)#	1/20/2029	26,500	26,508,941
BlueMountain CLO Ltd. 2012-2A AR2†	2.949% (3 Mo. LIBOR + 1.05%	)#	11/20/2028	52,910	52,877,640
BlueMountain CLO Ltd. 2013-1A A1R2†	3.196% (3 Mo. LIBOR + 1.23%	)#	1/20/2029	74,000	73,942,791
BlueMountain CLO Ltd. 2013-1A A2R2†	3.716% (3 Mo. LIBOR + 1.75%	)#	1/20/2029	27,442	27,342,910
Bowman Park CLO Ltd. 2014-1A AR†	3.09% (3 Mo. LIBOR + 1.18%	)#	11/23/2025	33,725	33,746,764
Bristol Park CLO Ltd. 2016-1A A†	3.421% (3 Mo. LIBOR + 1.42%	)#	4/15/2029	28,535	28,565,938
BSPRT Issuer, Ltd. 2019 FL5 A	3.064%		5/15/2029	48,248	48,272,187
Carlyle Global Market Strategies CLO Ltd. 2013-2A AR†	2.893% (3 Mo. LIBOR + .89%	)#	1/18/2029	32,350	32,108,333
Cent CLO Ltd. 2013-19A A1A†	3.258% (3 Mo. LIBOR + 1.33%	)#	10/29/2025	9,771	9,785,150
Colombia Cent CLO Ltd. 2018-27A A2A†	3.54% (3 Mo. LIBOR + 1.60%	)#	10/25/2028	7,358	7,298,070
Colony American Finance Ltd. 2018-1 A†	3.804%		6/15/2051	41,680	43,161,681
Conn’s Receivables Funding LLC 2018-A†	3.25%		1/15/2023	4,274	4,290,988
Conn’s Receivables Funding LLC 2019-B A†	2.66%		6/17/2024	69,179	69,267,065
Diamond Resorts Owner Trust 2016-1 A†	3.08%		11/20/2028	3,265	3,286,329
Diamond Resorts Owner Trust 2018-1 A†	3.70%		1/21/2031	40,189	40,962,280
Diamond Resorts Owner Trust 2018-1 B†	4.19%		1/21/2031	24,014	24,564,635
DLL LLC 2018-1 A2†	2.81%		11/17/2020	617	616,955

302	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
Other (continued)
DLL LLC 2018-1 A3†	3.10%		4/18/2022		$107,668	$108,348,612
DLL LLC 2018-1 A4†	3.27%		4/17/2026		64,285	65,805,507
DLL Securitization Trust 2017-A A3†	2.14%		12/15/2021		25,189	25,198,356
DLL Securitization Trust 2017-A A4†	2.43%		11/17/2025		32,826	32,991,745
DRB Prime Student Loan Trust 2015-D A2	3.20%		1/25/2040		1,858	1,879,951
Dryden 30 Senior Loan Fund 2013-30A AR†	2.73% (3 Mo. LIBOR + .82%	)#	11/15/2028		37,500	37,331,250
Dryden XXV Senior Loan Fund 2012-25A BRR†	3.336% (3 Mo. LIBOR + 1.35%	)#	10/15/2027		36,320	36,008,491
Elm CLO Ltd. 2014-1A ARR†	3.172% (3 Mo. LIBOR + 1.17%	)#	1/17/2029		23,117	23,100,494
Elm CLO Ltd. 2014-1A BRR†	3.752% (3 Mo. LIBOR + 1.75%	)#	1/17/2029		13,718	13,722,810
Engs Commercial Finance Trust 2016-1A A2†	2.63%		2/22/2022		4,660	4,664,361
ENVA LLC 2019-A A†	3.96%		6/22/2026		19,500	19,501,264
Fairstone Financial Issuance Trust I 2019-1A A†(b)	3.948%		3/21/2033	CAD	17,751	13,459,917
Fairstone Financial Issuance Trust I 2019-1A B†(b)	5.084%		3/21/2033	CAD	7,974	6,050,467	(a)
Fairstone Financial Issuance Trust I 2019-1A C†(b)	6.299%		3/21/2033	CAD	15,035	11,388,478	(a)
Fairstone Financial Issuance Trust I 2019-1A D†(b)	7.257%		3/21/2033	CAD	8,879	6,733,749	(a)
Ford Credit Floorplan Master Owner Trust 2017-2 A1	2.16%		9/15/2022		$74,609	74,703,082
Ford Credit Floorplan Master Owner Trust 2019-1 A	2.84%		3/15/2024		137,580	139,795,588
Ford Credit Floorplan Master Owner Trust 2019-2 A	3.06%		4/15/2026		92,215	95,441,714
FREED ABS TRUST 2018-2 A†	3.99%		10/20/2025		36,066	36,333,059
GPMT Ltd. 2019-FL2 A†	3.065% (1 Mo. LIBOR + 1.30%	)#	2/22/2036		37,750	37,761,797
Grand Avenue CRE 2019-FL1 A†	2.885% (1 Mo. LIBOR + 1.12%	)#	6/15/2037		120,644	120,752,580
Grand Avenue CRE 2019-FL1 AS†	3.265% (1 Mo. LIBOR + 1.50%	)#	6/15/2037		43,369	43,382,553
Great American Auto Leasing, Inc. 2019-1 A4†	3.21%		2/18/2025		17,040	17,501,523
Greystone Commercial Real Estate Notes Ltd. 2018-HC1 A†	3.315% (1 Mo. LIBOR + 1.55%	)#	9/15/2028		72,464	72,290,036
Greystone Commercial Real Estate Notes Ltd. 2018-HC1 AS†	3.915% (1 Mo. LIBOR + 2.15%	)#	9/15/2028		22,123	22,066,429
Greywolf CLO IV Ltd. 2019-1A A2†	3.952% (3 Mo. LIBOR + 1.95%	)#	4/17/2030		33,591	33,645,911
Halcyon Loan Advisors Funding 2017-2 Ltd. 2017-2A A2†	3.702% (3 Mo. LIBOR + 1.70%	)#	1/17/2030		23,027	22,773,703
Halcyon Loan Advisors Funding Ltd. 2015-2A AR†	3.02% (3 Mo. LIBOR + 1.08%	)#	7/25/2027		25,237	25,241,011

See Notes to Financial Statements.	303

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Other (continued)
Halcyon Loan Advisors Funding Ltd. 2015-2A BR†	3.59% (3 Mo. LIBOR + 1.65%	)#	7/25/2027	$17,477	$17,410,741
HPS Loan Management 10-2016 Ltd. A2R†	3.716% (3 Mo. LIBOR +1.75%	)#	1/20/2028	40,584	40,401,352
Hyundai Floorplan Master Owner Trust 2019-1 A†	2.68%		4/15/2024	104,777	106,214,310
Jamestown CLO IX Ltd. 2016-9A A1AR†	3.136% (3 Mo. LIBOR + 1.17%	)#	10/20/2028	39,750	39,751,773
Jamestown CLO IX Ltd. 2016-9A A2R†	3.816% (3 Mo. LIBOR + 1.85%	)#	10/20/2028	24,850	24,793,354
Jamestown CLO VII Ltd. 2015-7A A1R†	2.77% (3 Mo. LIBOR + .83%	)#	7/25/2027	13,330	13,294,333
Jamestown CLO VII Ltd. 2015-7A A2R†	3.24% (3 Mo. LIBOR + 1.30%	)#	7/25/2027	35,299	34,830,946
JFIN CLO Ltd. 2014-1A B1R†	3.416% (3 Mo. LIBOR + 1.45%	)#	4/21/2025	9,750	9,741,974
KKR CLO Ltd. 16 A2R†	3.766% (3 Mo. LIBOR + 1.80%	)#	1/20/2029	22,750	22,675,175
KREF Ltd. 2018-FL1 A†	2.863% (1 Mo. LIBOR + 1.10%	)#	6/15/2036	13,341	13,347,671
KVK CLO Ltd. 2016-1A B†	4.251% (3 Mo. LIBOR + 2.25%	)#	1/15/2029	7,875	7,878,151
LCM XXII Ltd. 22A A1R†	3.126% (3 Mo. LIBOR + 1.16%	)#	10/20/2028	11,750	11,752,798
LMREC, Inc. 2015-CRE1 AR†	2.696% (1 Mo. LIBOR + .98%	)#	2/22/2032	13,705	13,687,968
LMREC, Inc. 2015-CRE1 BR	4.072%		2/22/2032	12,355	12,348,265
LMREC, Inc. 2019-CRE3 A†	3.567% (1 Mo. LIBOR + 1.40%	)#	12/22/2035	105,572	105,754,977
LoanCore Issuer Ltd. 2019-CRE2 A†	2.895% (1 Mo. LIBOR + 1.13%	)#	5/15/2036	115,182	115,268,386
M360 LLC 2018-CRE1 A†	4.395%		7/24/2028	43,139	43,352,061
M360 LLC 2019-CRE2 A†	3.165% (1 Mo. LIBOR + 1.40%	)#	9/15/2034	85,455	85,593,916
M360 LLC 2019-CRE2 B†	4.015% (1 Mo. LIBOR + 2.25%	)#	9/15/2034	10,311	10,328,996
Madison Park Funding XI Ltd. 2013-11A AR†	3.094% (3 Mo. LIBOR + 1.16%	)#	7/23/2029	7,639	7,633,135
Madison Park Funding XVI Ltd. 2015-16A A2R†	3.866% (3 Mo. LIBOR + 1.90%	)#	4/20/2026	13,623	13,663,150
Magnetite VII Ltd. 2012-7A A1R2†	2.801% (3 Mo. LIBOR + .80%	)#	1/15/2028	50,000	49,800,610
Magnetite XVIII Ltd. 2016-18A AR†	2.99% (3 Mo. LIBOR + 1.08%	)#	11/15/2028	6,653	6,628,193
Mercedes-Benz Master Owner Trust 2019-BA A†	2.61%		5/15/2024	83,702	84,930,871
Mercer Field II CLO Ltd. 2017-1A A1†	3.331% (3 Mo. LIBOR + 1.33%	)#	4/15/2029	14,994	14,988,001
MidOcean Credit CLO VI 2016-6A BR†	3.866% (3 Mo. LIBOR + 1.90%	)#	1/20/2029	31,307	31,303,904
Mountain Hawk III CLO Ltd. 2014-3A AR†	3.203% (3 Mo. LIBOR + 1.20%	)#	4/18/2025	31,698	31,711,250

304	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Other (continued)
Mountain View CLO XIV Ltd. 2019-1A A1†	3.441% (3 Mo. LIBOR + 1.44%	)#	4/15/2029	$42,715	$42,732,594
MVW Owner Trust 2017-1A A†	2.42%		12/20/2034	5,928	5,956,838
Navient Private Education Refi Loan Trust 2019-A A1†	3.03%		1/15/2043	39,078	39,306,637
NextGear Floorplan Master Owner Trust 2017-1A A2†	2.54%		4/18/2022	70,279	70,370,089
NextGear Floorplan Master Owner Trust 2018-2A A2†	3.69%		10/15/2023	48,361	49,755,489
NextGear Floorplan Master Owner Trust 2018-2A B†	4.01%		10/15/2023	19,277	19,773,176
Nissan Master Owner Trust Receivables 2019-A A	2.325% (1 Mo. LIBOR + .56%	)#	2/15/2024	85,000	85,295,443
NorthStar Real Estate CDO VIII Ltd. 2006-8A A2†	2.485% (1 Mo. LIBOR + .36%	)#	2/1/2041	3,901	3,937,592
Northwoods Capital Corp./Northwoods Capital Ltd. 2019-20A A1†(c)	Zero Coupon	(d)	1/25/2030	19,083	19,083,000
Northwoods Capital Corp./Northwoods Capital Ltd. 2019-20A B†(c)	Zero Coupon	(d)	1/25/2030	31,574	31,574,000
Oaktree CLO 2014-1A A1R†	3.195% (3 Mo. LIBOR + 1.29%	)#	5/13/2029	26,733	26,754,386
Oaktree CLO 2014-1A A2R†	3.755% (3 Mo. LIBOR + 1.85%	)#	5/13/2029	17,750	17,765,604
Oaktree CLO Ltd. 2015-1A A1R†	2.836% (3 Mo. LIBOR + .87%	)#	10/20/2027	24,533	24,461,489
OCP CLO Ltd. 2015-10A A2AR†	3.236% (3 Mo. LIBOR + 1.30%	)#	10/26/2027	24,351	24,179,323
OCP CLO Ltd. 2015-9A A2R†	3.351% (3 Mo. LIBOR + 1.35%	)#	7/15/2027	25,719	25,521,434
OCP CLO Ltd. 2016-12A A1R†	3.123% (3 Mo. LIBOR + 1.12%	)#	10/18/2028	38,344	38,359,687
OCP CLO Ltd. 2016-12A A2R†	3.603% (3 Mo. LIBOR + 1.60%	)#	10/18/2028	28,451	28,469,988
OHA Loan Funding 2015-1 Ltd. 2015-1A BR†	3.71% (3 Mo. LIBOR + 1.80%	)#	8/15/2029	8,600	8,577,834
OHA Loan Funding Ltd. 2015-1A AR†	3.32% (3 Mo. LIBOR + 1.41%	)#	8/15/2029	72,754	72,838,170
OneMain Financial Issuance Trust 2016-1A A†	3.66%		2/20/2029	7,712	7,734,414
OneMain Financial Issuance Trust 2018-2A A†	3.57%		3/14/2033	7,689	7,969,073
OneMain Financial Issuance Trust 2019-1A A†	3.48%		2/14/2031	83,586	84,954,328
OneMain Financial Issuance Trust 2019-1A B†	3.79%		2/14/2031	18,443	18,960,378
Orange Lake Timeshare Trust 2019-A†	3.06%		4/9/2038	15,661	15,822,306
Orec Ltd. 2018-CRE1 A†	2.945% (1 Mo. LIBOR + 1.18%	)#	6/15/2036	84,853	84,857,480

See Notes to Financial Statements.	305

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Other (continued)
OZLM Funding III Ltd. 2013-3A A1RR†	3.05% (3 Mo. LIBOR + 1.18%	)#	1/22/2029	$69,153	$69,091,491
OZLM Funding III Ltd. 2013-3A A2AR†	3.82% (3 Mo. LIBOR + 1.95%	)#	1/22/2029	23,550	23,555,433
OZLM VIII Ltd. 2014-8A A1RR†	3.172% (3 Mo. LIBOR + 1.17%	)#	10/17/2029	19,539	19,463,470
Palmer Square Loan Funding Ltd. 2018-1A A1†	2.601% (3 Mo. LIBOR + .60%	)#	4/15/2026	58,648	58,421,042
Palmer Square Loan Funding Ltd. 2018-1A A2†	3.051% (3 Mo. LIBOR + 1.05%	)#	4/15/2026	29,189	28,790,363
Palmer Square Loan Funding Ltd. 2018-5A A1†	2.816% (3 Mo. LIBOR + .85%	)#	1/20/2027	61,856	61,682,266
Palmer Square Loan Funding Ltd. 2018-5A A2†	3.366% (3 Mo. LIBOR + 1.40%	)#	1/20/2027	18,310	18,005,499
Parallel Ltd. 2015-1A AR†	2.816% (3 Mo. LIBOR + .85%	)#	7/20/2027	38,833	38,744,604
PFS Financing Corp. 2018-A A†	2.165% (1 Mo. LIBOR + .40%	)#	2/15/2022	20,037	20,030,193
PFS Financing Corp. 2018-B A†	2.89%		2/15/2023	80,262	81,009,705
Planet Fitness Master Issuer LLC 2018-1A A2II†	4.666%		9/5/2048	26,538	27,753,486
Ready Capital Mortgage Financing LLC 2018-FL2 A†	2.558% (1 Mo. LIBOR + .85%	)#	6/25/2035	18,311	18,316,965
Recette CLO Ltd. 2015-1A AR†	2.886% (3 Mo. LIBOR + .92%	)#	10/20/2027	7,620	7,622,429
Regatta VI Funding Ltd. 2016-1A AR†	3.046% (3 Mo. LIBOR + 1.08%	)#	7/20/2028	37,010	37,023,971
Salem Fields CLO Ltd. 2016-2A A1R†	3.09% (3 Mo. LIBOR + 1.15%	)#	10/25/2028	5,450	5,415,995
Salem Fields CLO Ltd. 2016-2A A2R†	3.64% (3 Mo. LIBOR + 1.70%	)#	10/25/2028	30,313	30,338,581
SCF Equipment Leasing LLC 2017-2A A†	3.41%		12/20/2023	16,211	16,405,394
SCF Equipment Leasing LLC 2018-1A A2†	3.63%		10/20/2024	53,274	53,984,062
SCF Equipment Leasing LLC 2019-1A A1†	3.04%		3/20/2023	38,679	38,807,879
SCF Equipment Leasing LLC 2019-1A A2†	3.23%		10/20/2024	70,120	70,717,464
SCF Equipment Leasing LLC 2019-2A A1†	2.22%		6/20/2024	65,383	65,452,827
SCF Equipment Leasing LLC 2019-2A A2†	2.47%		4/20/2026	101,195	101,307,094
Seneca Park CLO Ltd. 2014-1A AR†	3.122% (3 Mo. LIBOR + 1.12%	)#	7/17/2026	7,742	7,748,434
Shackleton CLO Ltd. 2016-9A B†	3.866% (3 Mo. LIBOR + 1.90%	)#	10/20/2028	15,000	15,000,700
SLC Student Loan Trust 2008-1 A4A	3.719% (3 Mo. LIBOR + 1.60%	)#	12/15/2032	25,823	26,260,239

306	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2019

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
Other (continued)
SLM Private Education Loan Trust 2010-A 2A†	5.015% (1 Mo. LIBOR + 3.25%	)#	5/16/2044	$505	$506,049
SLM Student Loan Trust 2011-1 A1	2.228% (1 Mo. LIBOR + .52%	)#	3/25/2026	1,464	1,464,573
SoFi Consumer Loan Program LLC 2016-2A A†	3.09%		10/27/2025	1,057	1,061,310
SoFi Professional Loan Program LLC 2017-C A2A†	1.75%		7/25/2040	362	361,423
SoFi Professional Loan Program LLC 2017-E A2A†	1.86%		11/26/2040	24,708	24,680,814
SoFi Professional Loan Program LLC 2017-F A1FX†	2.05%		1/25/2041	7,921	7,918,469
SoFi Professional Loan Program LLC 2018-A A2A†	2.39%		2/25/2042	19,778	19,791,316
Sound Point CLO III-R Ltd. 2013-2RA B†	3.451% (3 Mo. LIBOR + 1.45%	)#	4/15/2029	10,000	9,756,391
Sound Point CLO XI Ltd. 2016-1A AR†	3.066% (3 Mo. LIBOR + 1.10%	)#	7/20/2028	43,040	43,076,532
Sound Point CLO XII Ltd. 2016-2A BR†	3.766% (3 Mo. LIBOR + 1.80%	)#	10/20/2028	13,099	13,081,843
Sound Point Clo XV Ltd. 2017-1A AR†	3.084% (3 Mo. LIBOR + 1.15%	)#	1/23/2029	67,816	67,739,795
Sound Point Clo XV Ltd. 2017-1A B†	3.684% (3 Mo. LIBOR + 1.75%	)#	1/23/2029	18,414	18,371,438
Textainer Marine Containers VII Ltd. 2018-1A A†	4.11%		7/20/2043	13,108	13,234,044
Thacher Park CLO Ltd. 2014-1A AR†	3.126% (3 Mo. LIBOR + 1.16%	)#	10/20/2026	33,831	33,860,441
Towd Point Asset Trust 2018-SL1 A†	2.308% (1 Mo. LIBOR + .60%	)#	1/25/2046	68,830	67,901,078
Towd Point Mortgage Trust 2019-HY2 A1†	2.708% (1 Mo. LIBOR + 1.00%	)#	5/25/2058	57,322	57,631,155
TPG Real Estate Finance Issuer Ltd. 2018-FL2 A†	2.893% (1 Mo. LIBOR + 1.13%	)#	11/15/2037	76,177	76,215,088
TRTX 2019-FL3 Issuer Ltd. 2019-FL3 A†	2.973% (1 Mo. LIBOR + 1.15%	)#	10/15/2034	17,600	17,605,280
Wells Fargo Dealer Floorplan Master Note Trust 2015-2 A	2.374% (1 Mo. LIBOR + .65%	)#	1/20/2022	14,610	14,614,535
Westgate Resorts LLC 2016-1A A†	3.50%		12/20/2028	13,010	13,058,849
WhiteHorse VIII Ltd. 2014-1A BR†	3.359% (3 Mo. LIBOR + 1.45%	)#	5/1/2026	55,578	55,591,589
Total					6,174,484,353
Total Asset-Backed Securities (cost $13,893,455,286)					13,971,556,515

See Notes to Financial Statements.	307

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2019

	Interest	Maturity	Shares		Fair
Investments	Rate	Date	(000)		Value
COMMON STOCKS 0.01%

Electric: Power 0.00%
Eneva SA*(b)			BRL	52	$462,354

Oil 0.01%
Chaparral Energy, Inc. Class A*				1,906	2,058,498
Dommo Energia SA*(b)			BRL	549	1,321,936
Templar Energy LLC Class A Units				178	22,206
Total					3,402,640
Total Common Stocks (cost $58,789,844)					3,864,994

			Principal
			Amount
			(000)
CONVERTIBLE BOND 0.05%

Real Estate Investment Trusts
VEREIT, Inc. (cost $29,564,514)	3.75%	12/15/2020		$29,318	29,752,659

CORPORATE BONDS 36.98%

Aerospace/Defense 0.42%
Arconic, Inc.	5.40%	4/15/2021		8,926	9,203,199
Arconic, Inc.	5.125%	10/1/2024		29,283	31,940,871
Bombardier, Inc. (Canada)†(e)	6.00%	10/15/2022		21,499	21,606,495
Bombardier, Inc. (Canada)†(e)	6.125%	1/15/2023		78,435	79,721,334
Bombardier, Inc. (Canada)†(e)	8.75%	12/1/2021		69,129	74,987,683
Embraer Overseas Ltd.†	5.696%	9/16/2023		11,757	12,922,883
Total					230,382,465

Air Transportation 0.14%
Air Canada 2015-1 Class B Pass-Through Trust (Canada)†(e)	3.875%	9/15/2024		9,106	9,220,430
Air Canada 2015-2 Class B Pass-Through Trust (Canada)†(e)	5.00%	6/15/2025		5,430	5,659,020
American Airlines 2011-1 Class A Pass-Through Trust	5.25%	7/31/2022		4,359	4,480,747
American Airlines 2013-1 Class B Pass-Through Trust†	5.625%	7/15/2022		8,435	8,617,067
American Airlines 2013-2 Class B Pass-Through Trust†	5.60%	1/15/2022		17,699	17,991,680
American Airlines 2014-1 Class B Pass-Through Trust	4.375%	4/1/2024		14,909	15,424,245

308	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2019

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
Air Transportation (continued)
Continental Airlines Pass-Through Trust 2012-1 Class B	6.25%		10/11/2021	$2,522	$2,550,111
United Airlines 2014-1 Class B Pass-Through Trust	4.75%		10/11/2023	5,515	5,686,967
US Airways 2012-2 Class B Pass-Through Trust	6.75%		12/3/2022	7,546	7,934,439
Total					77,564,706

Auto Parts: Original Equipment 0.30%
IHO Verwaltungs GmbH PIK 5.50% (Germany)†(e)	4.75%		9/15/2026	16,763	17,058,490
Nexteer Automotive Group Ltd.†	5.875%		11/15/2021	19,774	20,119,810
Titan International, Inc.	6.50%		11/30/2023	14,031	11,651,553
ZF North America Capital, Inc.†	4.00%		4/29/2020	30,095	30,235,353
ZF North America Capital, Inc.†	4.50%		4/29/2022	24,916	25,720,659
ZF North America Capital, Inc.†	4.75%		4/29/2025	60,030	62,789,909
Total					167,575,774

Automotive 1.80%
BMW Finance NV (Netherlands)†(e)	2.691% (3 Mo. LIBOR + .79%	)#	8/12/2022	30,457	30,685,526
Daimler Finance North America LLC†	2.331% (3 Mo. LIBOR + .43%	)#	2/12/2021	9,077	9,080,473
Daimler Finance North America LLC†	2.349% (3 Mo. LIBOR + .45%	)#	2/22/2021	3,000	3,003,186
Daimler Finance North America LLC†	2.452% (3 Mo. LIBOR + .55%	)#	5/4/2021	23,350	23,386,866
Daimler Finance North America LLC†	2.55%		8/15/2022	25,714	25,891,241
Daimler Finance North America LLC†	2.561% (3 Mo. LIBOR + .67%	)#	11/5/2021	1,000	1,004,277
Daimler Finance North America LLC†	2.742% (3 Mo. LIBOR + .84%	)#	5/4/2023	2,670	2,681,568
Daimler Finance North America LLC†	2.81% (3 Mo. LIBOR + .90%	)#	2/15/2022	19,030	19,164,960
Daimler Finance North America LLC†	3.35%		2/22/2023	3,850	3,968,561
Daimler Finance North America LLC†	3.65%		2/22/2024	10,350	10,843,069
Ford Motor Credit Co. LLC	2.979%		8/3/2022	21,161	21,096,477
Ford Motor Credit Co. LLC	2.982% (3 Mo. LIBOR + 1.08%	)#	8/3/2022	31,901	31,388,084
Ford Motor Credit Co. LLC	3.065% (3 Mo. LIBOR + .93%	)#	9/24/2020	33,368	33,408,100
Ford Motor Credit Co. LLC	3.096%		5/4/2023	6,483	6,410,363
Ford Motor Credit Co. LLC	3.219%		1/9/2022	15,768	15,813,815
Ford Motor Credit Co. LLC	3.336%		3/18/2021	10,000	10,055,438
Ford Motor Credit Co. LLC	3.339%		3/28/2022	25,368	25,523,909
Ford Motor Credit Co. LLC	3.81%		1/9/2024	10,000	10,012,705

See Notes to Financial Statements.	309

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2019

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
Automotive (continued)
Ford Motor Credit Co. LLC	5.584%		3/18/2024	$80,845	$86,536,192
Ford Motor Credit Co. LLC	5.596%		1/7/2022	17,541	18,443,011
Ford Motor Credit Co. LLC	5.875%		8/2/2021	48,692	50,984,676
General Motors Financial Co., Inc.	3.15%		6/30/2022	57,254	58,240,235
General Motors Financial Co., Inc.	3.55%		7/8/2022	14,081	14,458,559
General Motors Financial Co., Inc.	3.70%		5/9/2023	17,096	17,598,163
General Motors Financial Co., Inc.	3.95%		4/13/2024	31,758	33,018,635
General Motors Financial Co., Inc.	4.20%		3/1/2021	56,815	58,025,925
General Motors Financial Co., Inc.	4.25%		5/15/2023	13,110	13,751,066
General Motors Financial Co., Inc.	5.10%		1/17/2024	95,239	102,971,862
Harley-Davidson Financial Services, Inc.†	2.847% (3 Mo. LIBOR + .94%	)#	3/2/2021	4,825	4,855,164
Harley-Davidson Financial Services, Inc.†	3.55%		5/21/2021	1,000	1,018,748
Hyundai Capital America	2.952% (3 Mo. LIBOR + .82%	)#	3/12/2021	2,732	2,738,276
Hyundai Capital America†	3.00%		6/20/2022	8,450	8,531,935
Hyundai Capital America†	3.25%		9/20/2022	23,225	23,624,055
Hyundai Capital America†	3.45%		3/12/2021	20,366	20,634,769
Hyundai Capital Services, Inc. (South Korea)†(e)	3.00%		8/29/2022	38,997	39,320,980
Nissan Motor Acceptance Corp.†	2.55%		3/8/2021	1,165	1,167,769
Nissan Motor Acceptance Corp.†	2.60%		9/28/2022	25,830	25,970,944
Nissan Motor Acceptance Corp.†	2.639% (3 Mo. LIBOR + .52%	)#	3/15/2021	5,410	5,413,179
Nissan Motor Acceptance Corp.†	2.65%		7/13/2022	10,430	10,462,525
Nissan Motor Acceptance Corp.†	2.651% (3 Mo. LIBOR + .65%	)#	7/13/2022	7,240	7,228,749
Nissan Motor Acceptance Corp.†	2.794% (3 Mo. LIBOR + .69%	)#	9/28/2022	48,013	47,930,679
Nissan Motor Acceptance Corp.†	2.891% (3 Mo. LIBOR + .89%	)#	1/13/2022	5,955	5,982,922
Nissan Motor Acceptance Corp.†	3.875%		9/21/2023	5,008	5,230,719
Volkswagen Group of America Finance LLC†	2.675% (3 Mo. LIBOR + .77%	)#	11/13/2020	5,060	5,080,693
Volkswagen Group of America Finance LLC†	2.841% (3 Mo. LIBOR + .94%	)#	11/12/2021	750	756,297
Volkswagen Group of America Finance LLC†	2.972% (3 Mo. LIBOR + .86%	)#	9/24/2021	1,000	1,006,624
Volkswagen Group of America Finance LLC†	4.25%		11/13/2023	43,234	46,093,908
Total					1,000,495,877

310	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2019

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
Banks: Regional 6.04%
ABN AMRO Bank NV (Netherlands)(e)	6.25%		4/27/2022	$64,981	$70,145,531
AIB Group plc (Ireland)†(e)	4.263% (3 Mo. LIBOR + 1.87%	)#	4/10/2025	25,833	27,281,931
AIB Group plc (Ireland)†(e)	4.75%		10/12/2023	22,919	24,506,170
Akbank T.A.S. (Turkey)†(e)	5.00%		10/24/2022	20,000	20,006,020
ASB Bank Ltd. (New Zealand)†(e)	3.75%		6/14/2023	31,956	33,471,354
Associated Bank NA	3.50%		8/13/2021	27,007	27,486,007
Banco de Credito del Peru (Peru)†(e)	2.70%		1/11/2025	17,552	17,486,180
Bank of America Corp.	2.456% (3 Mo. LIBOR + .87%	)#	10/22/2025	43,624	43,780,935
Bank of America Corp.	2.936% (3 Mo. LIBOR + 1.00%	)#	4/24/2023	11,026	11,156,937
Bank of America Corp.	3.004% (3 Mo. LIBOR + .79%	)#	12/20/2023	145,834	148,968,721
Bank of America Corp.	3.146% (3 Mo. LIBOR + 1.18%	)#	10/21/2022	9,363	9,497,947
Bank of America Corp.	4.00%		1/22/2025	4,930	5,248,671
Bank of America Corp.	4.20%		8/26/2024	72,450	77,664,710
Bank of Ireland Group plc (Ireland)†(e)	4.50%		11/25/2023	30,413	32,320,808
Barclays Bank plc (United Kingdom)(e)	2.444% (3 Mo. LIBOR + .46%	)#	1/11/2021	5,000	4,999,625
Barclays Bank plc (United Kingdom)†(e)	10.179%		6/12/2021	86,748	96,717,102
BBVA Bancomer SA†	6.50%		3/10/2021	13,469	14,105,410
BBVA Bancomer SA†	6.75%		9/30/2022	15,298	16,583,032
BBVA USA	2.868% (3 Mo. LIBOR + .73%	)#	6/11/2021	4,225	4,232,940
BBVA USA	2.875%		6/29/2022	8,785	8,918,907
Capital One NA	2.724% (3 Mo. LIBOR + .82%	)#	8/8/2022	3,400	3,421,978
Capital One NA	3.086% (3 Mo. LIBOR + 1.15%	)#	1/30/2023	4,797	4,850,735
CIT Group, Inc.	4.125%		3/9/2021	18,321	18,705,741
CIT Group, Inc.	4.75%		2/16/2024	27,174	29,076,180
CIT Group, Inc.	5.00%		8/15/2022	3,109	3,316,659
Citigroup, Inc.	2.626% (3 Mo. LIBOR + .69%	)#	10/27/2022	71,031	71,573,837
Citigroup, Inc.	2.876% (3 Mo. LIBOR +.95%	)#	7/24/2023	70,824	71,911,094
Citigroup, Inc.	2.886% (3 Mo. LIBOR + .95%	)#	7/24/2023	6,500	6,556,057
Citigroup, Inc.	2.90% (3 Mo. LIBOR + .96%	)#	4/25/2022	37,124	37,669,988
Citigroup, Inc.	3.337% (3 Mo. LIBOR + 1.43%	)#	9/1/2023	5,250	5,362,964
Citigroup, Inc.	3.352% (3 Mo. LIBOR + .90%	)#	4/24/2025	42,016	43,569,470
Citigroup, Inc.	4.05%		7/30/2022	30,148	31,493,185
Citizens Bank NA/Providence RI	2.629% (3 Mo. LIBOR + .72%	)#	2/14/2022	9,950	10,004,977
Citizens Bank NA/Providence RI	2.727% (3 Mo. LIBOR + .81%	)#	5/26/2022	12,775	12,880,959
Citizens Bank NA/Providence RI	3.054% (3 Mo. LIBOR + .95%	)#	3/29/2023	22,245	22,502,975

See Notes to Financial Statements.	311

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2019

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
Banks: Regional (continued)
Citizens Financial Group, Inc.†	4.15%		9/28/2022	$9,700	$10,073,419
Danske Bank A/S (Denmark)†(e)	2.75%		9/17/2020	43,848	44,036,793
Danske Bank A/S (Denmark)†(e)	3.001% (3 Mo. LIBOR + 1.25%	)#	9/20/2022	33,730	33,959,253
Danske Bank A/S (Denmark)†(e)	5.00%		1/12/2022	36,546	38,368,183
Danske Bank A/S (Denmark)†(e)	5.375%		1/12/2024	37,947	41,714,045
Discover Bank	3.35%		2/6/2023	26,689	27,513,377
Goldman Sachs Group, Inc. (The)	2.66% (3 Mo. LIBOR + .75%	)#	2/23/2023	29,901	30,082,535
Goldman Sachs Group, Inc. (The)	2.707% (3 Mo. LIBOR + .78%	)#	10/31/2022	117,930	118,732,424
Goldman Sachs Group, Inc. (The)	2.908% (3 Mo. LIBOR + 1.05%	)#	6/5/2023	51,426	52,197,078
Goldman Sachs Group, Inc. (The)	2.936% (3 Mo. LIBOR + 1.00%	)#	7/24/2023	10,753	10,860,163
Goldman Sachs Group, Inc. (The)	3.046% (3 Mo. LIBOR + 1.11%	)#	4/26/2022	57,938	58,569,735
Goldman Sachs Group, Inc. (The)	3.20%		2/23/2023	4,000	4,115,645
Goldman Sachs Group, Inc. (The)	3.272% (3 Mo. LIBOR + 1.20%	)#	9/29/2025	23,029	23,841,117
Goldman Sachs Group, Inc. (The)	5.25%		7/27/2021	29,945	31,469,351
Goldman Sachs Group, Inc. (The)	5.75%		1/24/2022	18,050	19,379,646
Huntington Bancshares Inc/OH	2.625%		8/6/2024	7,015	7,108,677
ING Bank NV (Netherlands)†(e)	5.80%		9/25/2023	18,400	20,413,794
ING Groep NV (Netherlands)(e)	3.254% (3 Mo. LIBOR + 1.15%	)#	3/29/2022	4,050	4,101,684
Intesa Sanpaolo SpA (Italy)†(e)	6.50%		2/24/2021	77,183	80,692,767
JPMorgan Chase & Co.	2.824% (3 Mo. LIBOR + .89%	)#	7/23/2024	33,034	33,324,294
JPMorgan Chase & Co.	3.166% (3 Mo. LIBOR + 1.23%	)#	10/24/2023	65,125	66,290,332
JPMorgan Chase & Co.	3.875%		9/10/2024	58,078	61,742,756
Lloyds Bank plc (United Kingdom)†(e)	6.50%		9/14/2020	90,296	93,194,884
M&T Bank Corp.	2.616% (3 Mo. LIBOR + .68%	)#	7/26/2023	3,599	3,615,031
Macquarie Bank Ltd. (Australia)†(e)	6.625%		4/7/2021	24,042	25,402,232
Macquarie Group Ltd. (Australia)†(e)	3.189% (3 Mo. LIBOR + 1.02%	)#	11/28/2023	27,716	28,332,404
Macquarie Group Ltd. (Australia)†(e)	4.15% (3 Mo. LIBOR + 1.33%	)#	3/27/2024	45,822	48,209,218
Manufacturers & Traders Trust Co.	2.547% (3 Mo. LIBOR + .64%	)#	12/1/2021	15,000	15,016,532
Manufacturers & Traders Trust Co.	2.906% (1 Mo. LIBOR + 1.22%	)#	12/28/2020	12,384	12,391,554

312	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Banks: Regional (continued)
Morgan Stanley	2.72% (SOFR + 1.15%	)#	7/22/2025	$26,393	$26,718,514
Morgan Stanley	2.883% (3 Mo. LIBOR + .93%	)#	7/22/2022	3,070	3,098,593
Morgan Stanley	3.146% (3 Mo. LIBOR + 1.18%	)#	1/20/2022	47,070	47,567,983
Morgan Stanley	3.336% (3 Mo. LIBOR + 1.14%	)#	10/24/2023	54,290	55,498,415
Morgan Stanley	3.70%		10/23/2024	15,500	16,423,701
Morgan Stanley	4.10%		5/22/2023	19,365	20,469,996
Morgan Stanley	4.875%		11/1/2022	74,477	79,855,790
NBK SPC Ltd. (United Arab Emirates)†(e)	2.75%		5/30/2022	32,710	33,002,722
Nordea Bank Abp (Finland)†(e)	4.25%		9/21/2022	18,035	18,880,608
Nordea Bank Abp (Finland)†(e)	4.875%		5/13/2021	62,259	64,509,136
People’s United Bank NA	4.00%		7/15/2024	5,725	5,957,691
Popular, Inc.	6.125%		9/14/2023	13,517	14,536,385
Royal Bank of Scotland Group plc (United Kingdom)(e)	6.125%		12/15/2022	14,683	15,941,828
Santander UK Group Holdings plc (United Kingdom)(e)	3.373% (3 Mo. LIBOR + 1.08%	)#	1/5/2024	36,966	37,577,775
Standard Chartered Bank Hong Kong Ltd. (Hong Kong)(e)	5.875%		6/24/2020	30,122	30,652,128
Standard Chartered PLC†(e)	2.744% (3 Mo. LIBOR + 1.20%	)#	9/10/2022	9,213	9,252,090
Standard Chartered plc (United Kingdom)†(e)	4.247% (3 Mo. LIBOR + 1.15%	)#	1/20/2023	41,630	43,041,559
SunTrust Bank/Atlanta GA	2.492% (3 Mo. LIBOR + .59%	)#	8/2/2022	2,300	2,307,231
Swedbank AB (Sweden)†(e)	2.80%		3/14/2022	30,591	30,921,262
Swedbank AB (Sweden)†(e)	2.819% (3 Mo. LIBOR + .70%	)#	3/14/2022	1,300	1,302,218
Synovus Financial Corp.	3.125%		11/1/2022	1,985	2,008,175
Toronto-Dominion Bank (The) (Canada)(e)	2.437% (3 Mo. LIBOR + .53%	)#	12/1/2022	43,322	43,460,722
Turkiye Halk Bankasi AS (Turkey)†(e)	3.875%		2/5/2020	9,282	9,217,193
Turkiye Vakiflar Bankasi TAO (Turkey)†(e)	5.625%		5/30/2022	33,879	33,660,142
Turkiye Vakiflar Bankasi TAO (Turkey)†(e)	5.75%		1/30/2023	17,943	17,613,297
UBS AG	7.625%		8/17/2022	137,626	155,325,392
UBS AG (Switzerland)(e)	5.125%		5/15/2024	30,095	32,448,489
UBS Group AG (Switzerland)†(e)	3.13% (3 Mo. LIBOR + 1.22%	)#	5/23/2023	83,348	84,486,294
UBS Group Funding Switzerland AG (Switzerland)†(e)	2.65%		2/1/2022	32,085	32,387,479
UBS Group Funding Switzerland AG (Switzerland)†(e)	2.859% (3 Mo. LIBOR + .95%	)#	8/15/2023	10,282	10,413,143
UBS Group Funding Switzerland AG (Switzerland)†(e)	3.491%		5/23/2023	28,338	29,119,267

See Notes to Financial Statements.	313

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Banks: Regional (continued)
Wells Fargo & Co.	2.406% (3 Mo. LIBOR + .83%	)#	10/30/2025	$65,466	$65,355,072
Wells Fargo & Co.	2.831% (3 Mo. LIBOR + .93%	)#	2/11/2022	8,742	8,805,634
Wells Fargo & Co.	3.046% (3 Mo. LIBOR + 1.11%	)#	1/24/2023	28,976	29,368,376
Wells Fargo & Co.	3.157% (3 Mo. LIBOR + 1.23%	)#	10/31/2023	38,483	39,161,663
Wells Fargo & Co.	3.75%		1/24/2024	27,382	28,941,834
Wells Fargo & Co.	4.125%		8/15/2023	4,847	5,139,932
Wells Fargo & Co.	4.48%		1/16/2024	18,747	20,282,463
Zions Bancorp N.A.	3.35%		3/4/2022	36,198	37,035,950
Total					3,353,970,802

Beverages 0.08%
Bacardi Ltd.†	4.45%		5/15/2025	2,400	2,568,487
Constellation Brands, Inc.	2.61% (3 Mo. LIBOR + .70%	)#	11/15/2021	906	906,023
Constellation Brands, Inc.	4.75%		11/15/2024	14,512	16,083,947
Keurig Dr Pepper, Inc.	3.20%		11/15/2021	25,234	25,619,710
Keurig Dr Pepper, Inc.	2.70%		11/15/2022	775	781,768
Total					45,959,935

Building Materials 0.43%
Boral Finance Pty Ltd. (Australia)†(e)	3.00%		11/1/2022	15,785	15,856,753
CPG Merger Sub LLC†	8.00%		10/1/2021	30,597	30,584,761
Griffon Corp.	5.25%		3/1/2022	44,403	44,889,346
Holcim US Finance Sarl & Cie SCS (Luxembourg)†(e)	6.00%		12/30/2019	71,442	71,631,419
Johnson Controls International plc	5.00%		3/30/2020	225	227,143
Martin Marietta Materials, Inc.	4.25%		7/2/2024	4,950	5,302,864
Owens Corning	4.20%		12/1/2024	43,137	45,481,717
Vulcan Materials Co.	2.557% (3 Mo. LIBOR + .65%	)#	3/1/2021	27,104	27,184,733
Total					241,158,736

Business Services 0.27%
Adani Ports & Special Economic Zone Ltd. (India)†(e)	3.375%		7/24/2024	30,600	30,937,791
Adani Ports & Special Economic Zone Ltd. (India)†(e)	3.95%		1/19/2022	4,495	4,599,173
Ashtead Capital, Inc.†	5.625%		10/1/2024	15,631	16,114,232
Capitol Investment Merger Sub 2 LLC†	10.00%		8/1/2024	8,118	8,121,369
IHS Markit Ltd. (United Kingdom)(e)	3.625%		5/1/2024	12,813	13,375,106
IHS Markit Ltd. (United Kingdom)(e)	4.125%		8/1/2023	23,405	24,799,470
Laureate Education, Inc.†	8.25%		5/1/2025	8,414	9,108,071
Refinitiv US Holdings, Inc.†	8.25%		11/15/2026	21,171	23,738,513
Sotera Health Topco, Inc. PIK 8.875%†	8.125%		11/1/2021	17,628	17,592,744
Total					148,386,469

314	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Chemicals 0.50%
Blue Cube Spinco LLC	9.75%		10/15/2023	$8,311	$9,058,907
Celanese US Holdings LLC	4.625%		11/15/2022	13,901	14,711,125
Celanese US Holdings LLC	5.875%		6/15/2021	48,400	50,909,364
CNAC HK Finbridge Co. Ltd. (Hong Kong)(e)	3.00%		7/19/2020	20,930	21,007,333
CNAC HK Finbridge Co. Ltd. (Hong Kong)(e)	3.50%		7/19/2022	19,800	20,107,855
DuPont de Nemours, Inc.	4.205%		11/15/2023	19,017	20,319,883
Equate Petrochemical BV (Netherlands)†(e)	3.00%		3/3/2022	11,400	11,444,061
Mosaic Co. (The)	3.25%		11/15/2022	6,000	6,134,435
Mosaic Co. (The)	4.25%		11/15/2023	6,400	6,826,061
NOVA Chemicals Corp. (Canada)†(e)	5.25%		8/1/2023	21,657	21,873,353
Nutrien Ltd. (Canada)(e)	3.00%		4/1/2025	11,625	11,836,035
Nutrien Ltd. (Canada)(e)	3.375%		3/15/2025	6,978	7,232,667
SABIC Capital II BV (Netherlands)†(e)	4.00%		10/10/2023	18,560	19,538,019
Syngenta Finance NV (Netherlands)†(e)	3.698%		4/24/2020	21,687	21,754,844
Syngenta Finance NV (Netherlands)†(e)	3.933%		4/23/2021	26,837	27,312,402
Syngenta Finance NV (Netherlands)†(e)	4.441%		4/24/2023	9,425	9,829,094
Total					279,895,438

Computer Hardware 0.60%
Dell International LLC/EMC Corp.†	4.00%		7/15/2024	23,850	24,910,393
Dell International LLC/EMC Corp.†	5.45%		6/15/2023	167,010	181,171,013
Dell International LLC/EMC Corp.†	5.875%		6/15/2021	12,635	12,840,319
Dell International LLC/EMC Corp.†	7.125%		6/15/2024	6,922	7,328,668
Hewlett Packard Enterprise Co.	2.763% (3 Mo. LIBOR + .72%	)#	10/5/2021	60,895	60,903,502
Hewlett Packard Enterprise Co.	2.807% (3 Mo. LIBOR + .68%	)#	3/12/2021	36,963	37,120,911
HT Global IT Solutions Holdings Ltd. (Mauritius)†(e)	7.00%		7/14/2021	9,770	10,089,967
Total					334,364,773

Computer Software 0.60%
Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 Sarl/Greeneden US Ho†	10.00%		11/30/2024	50,287	54,246,598
Infor US, Inc.	6.50%		5/15/2022	10,132	10,347,741
Informatica LLC†	7.125%		7/15/2023	31,619	32,211,540
RP Crown Parent LLC†	7.375%		10/15/2024	16,607	17,236,654
Solera LLC/Solera Finance, Inc.†	10.50%		3/1/2024	81,960	85,544,930
Sophia LP/Sophia Finance, Inc.†	9.00%		9/30/2023	51,847	53,423,927
TIBCO Software, Inc.†	11.375%		12/1/2021	79,672	82,311,135
Total					335,322,525

See Notes to Financial Statements.	315

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Construction/Homebuilding 0.20%
D.R. Horton, Inc.	2.50%		10/15/2024	$41,685	$41,703,317
D.R. Horton, Inc.	4.375%		9/15/2022	9,273	9,723,342
D.R. Horton, Inc.	4.75%		2/15/2023	4,048	4,329,285
D.R. Horton, Inc.	5.75%		8/15/2023	26,036	28,740,327
M/I Homes, Inc.	6.75%		1/15/2021	13,024	13,110,610
William Lyon Homes, Inc.	7.00%		8/15/2022	4,059	4,071,684
Williams Scotsman International, Inc.†(c)	7.875%		12/15/2022	10,212	10,674,726
Total					112,353,291

Containers 0.18%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA	5.75%		10/15/2020	97,616	97,855,442

Drugs 1.79%
AbbVie, Inc.†	2.545% (3 Mo. LIBOR + .65%	)#	11/21/2022	70,697	70,984,728
AbbVie, Inc.†	2.60%		11/21/2024	111,689	112,322,403
AbbVie, Inc.	3.75%		11/14/2023	16,123	16,957,600
AstraZeneca plc (United Kingdom)(e)	2.569% (3 Mo. LIBOR + .67%	)#	8/17/2023	24,263	24,312,448
AstraZeneca plc (United Kingdom)(e)	2.754% (3 Mo. LIBOR + .62%	)#	6/10/2022	11,437	11,478,960
Bayer US Finance II LLC†	2.736% (3 Mo. LIBOR + .63%	)#	6/25/2021	70,981	71,218,594
Bayer US Finance II LLC†	2.75%		7/15/2021	18,595	18,675,567
Bayer US Finance II LLC†	3.129% (3 Mo. LIBOR + 1.01%	)#	12/15/2023	80,636	81,050,225
Bayer US Finance II LLC†	3.875%		12/15/2023	154,613	162,272,996
Cardinal Health, Inc.	2.889% (3 Mo. LIBOR+ .77%	)#	6/15/2022	69,195	69,403,368
Cardinal Health, Inc.	3.079%		6/15/2024	65,863	67,361,712
Cardinal Health, Inc.	3.20%		6/15/2022	6,000	6,134,589
Cardinal Health, Inc.	3.50%		11/15/2024	37,187	38,745,192
Cigna Corp.	2.489% (3 Mo. LIBOR + .35%	)#	3/17/2020	4,425	4,427,595
Cigna Corp.	2.789% (3 Mo. LIBOR + .65%	)#	9/17/2021	33,609	33,616,685
Cigna Corp.	2.891% (3 Mo. LIBOR + .89%	)#	7/15/2023	42,491	42,678,677
Cigna Corp.†	3.25%		4/15/2025	18,623	19,189,365
Cigna Corp.†	3.50%		6/15/2024	32,018	33,288,662
Cigna Corp.	3.75%		7/15/2023	38,010	39,758,927
CVS Health Corp.	2.822% (3 Mo. LIBOR + .72%	)#	3/9/2021	10,227	10,277,821
CVS Health Corp.	4.00%		12/5/2023	17,659	18,679,220
Elanco Animal Health, Inc.	3.912%		8/27/2021	10,724	10,997,480
Elanco Animal Health, Inc.	4.272%		8/28/2023	26,357	27,599,434
Zoetis, Inc.	2.339% (3 Mo. LIBOR + .44%	)#	8/20/2021	1,425	1,426,831
Total					992,859,079

316	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Electric: Power 2.61%
AES Corp. (The)	4.875%		5/15/2023	$20,236	$20,640,518
Alliant Energy Finance LLC†	3.75%		6/15/2023	745	777,506
Ausgrid Finance Pty Ltd. (Australia)†(e)	3.85%		5/1/2023	74,602	77,638,677
Avangrid, Inc.	3.15%		12/1/2024	11,044	11,392,258
CenterPoint Energy, Inc.	2.50%		9/1/2024	19,201	19,216,980
Comision Federal de Electricidad (Mexico)†(e)	4.875%		1/15/2024	23,733	25,368,560
Comision Federal de Electricidad (Mexico)†(e)	4.875%		5/26/2021	69,872	72,170,789
Dominion Energy, Inc.	2.715%		8/15/2021	21,986	22,132,780
Dominion Energy, Inc.	3.071%		8/15/2024	69,140	70,895,488
Dominion Energy, Inc.	4.104%		4/1/2021	57,101	58,445,393
DPL, Inc.	7.25%		10/15/2021	12,335	12,864,171
DTE Energy Co.	2.529%		10/1/2024	64,222	64,302,409
DTE Energy Co.	3.30%		6/15/2022	1,010	1,034,145
DTE Energy Co.	3.50%		6/1/2024	4,445	4,625,340
Duquesne Light Holdings, Inc.†	5.90%		12/1/2021	37,493	39,888,728
Duquesne Light Holdings, Inc.†	6.40%		9/15/2020	27,314	28,142,963
Enel Finance International NV (Netherlands)†(e)	2.65%		9/10/2024	41,257	41,299,784
Enel Finance International NV (Netherlands)†(e)	2.75%		4/6/2023	37,000	37,312,783
Enel Finance International NV (Netherlands)†(e)	2.875%		5/25/2022	90,277	91,233,473
Enel Finance International NV (Netherlands)†(e)	4.25%		9/14/2023	36,631	38,765,897
Evergy, Inc.	2.45%		9/15/2024	36,076	36,133,396
FirstEnergy Transmission LLC†	4.35%		1/15/2025	28,198	30,447,530
Florida Power & Light Co.	2.308% (3 Mo. LIBOR + .40%	)#	5/6/2022	77,566	77,568,391
Georgia Power Co.	2.20%		9/15/2024	6,862	6,832,389
IPALCO Enterprises, Inc.	3.70%		9/1/2024	1,089	1,131,951
Jersey Central Power & Light Co.†	4.70%		4/1/2024	56,165	61,105,155
NextEra Energy Capital Holdings, Inc.	2.382% (3 Mo. LIBOR + .48%	)#	5/4/2021	3,000	3,005,394
NextEra Energy Capital Holdings, Inc.	2.63% (3 Mo. LIBOR + .72%	)#	2/25/2022	8,025	8,091,811
NRG Energy, Inc.†	3.75%		6/15/2024	45,133	46,549,897
Origin Energy Finance Ltd. (Australia)†(e)	5.45%		10/14/2021	18,162	19,144,439
PNM Resources, Inc.	3.25%		3/9/2021	18,627	18,862,490
PPL Capital Funding, Inc.	3.40%		6/1/2023	13,785	14,182,908
PPL Capital Funding, Inc.	3.50%		12/1/2022	6,667	6,881,056
PPL Capital Funding, Inc.	3.95%		3/15/2024	21,203	22,330,337
PPL WEM Ltd./Western Power Distribution Ltd. (United Kingdom)†(e)	5.375%		5/1/2021	66,546	68,640,392
PSEG Power LLC	4.15%		9/15/2021	1,165	1,195,842

See Notes to Financial Statements.	317

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Electric: Power (continued)
Puget Energy, Inc.	5.625%		7/15/2022	$19,449	$20,805,600
Puget Energy, Inc.	6.00%		9/1/2021	34,081	36,242,794
SCANA Corp.	4.125%		2/1/2022	16,222	16,619,890
SCANA Corp.	4.75%		5/15/2021	30,538	31,244,409
SCANA Corp.	6.25%		4/1/2020	15,162	15,317,417
Sempra Energy	2.501% (3 Mo. LIBOR + .50%	)#	1/15/2021	10,794	10,794,497
Sempra Energy	2.569% (3 Mo. LIBOR + .45%	)#	3/15/2021	30,947	30,949,111
TransAlta Corp. (Canada)(e)	4.50%		11/15/2022	20,321	20,957,902
Vistra Operations Co. LLC†	3.55%		7/15/2024	106,076	107,104,368
Total					1,450,288,008

Electrical Equipment 0.93%
Broadcom Corp./Broadcom Cayman Finance Ltd.	2.65%		1/15/2023	16,659	16,686,394
Broadcom Corp./Broadcom Cayman Finance Ltd.	3.00%		1/15/2022	49,711	50,281,602
Broadcom Corp./Broadcom Cayman Finance Ltd.	3.625%		1/15/2024	71,174	73,265,182
Broadcom, Inc.†	3.125%		10/15/2022	38,689	39,352,796
Broadcom, Inc.†	3.625%		10/15/2024	153,059	157,426,949
KLA Corp.	4.65%		11/1/2024	28,262	31,064,338
NXP BV/NXP Funding LLC (Netherlands)†(e)	3.875%		9/1/2022	23,662	24,495,684
NXP BV/NXP Funding LLC (Netherlands)†(e)	4.125%		6/1/2021	75,390	77,287,776
NXP BV/NXP Funding LLC (Netherlands)†(e)	4.625%		6/1/2023	29,043	30,979,518
NXP BV/NXP Funding LLC (Netherlands)†(e)	4.875%		3/1/2024	15,418	16,751,875
Total					517,592,114

Electronics 0.08%
Trimble, Inc.	4.15%		6/15/2023	30,689	32,268,797
Trimble, Inc.	4.75%		12/1/2024	9,077	9,838,876
Total					42,107,673

Energy Equipment & Services 0.06%
Greenko Mauritius Ltd. (India)†(e)	6.25%		2/21/2023	30,255	31,016,979

Entertainment 0.21%
Eldorado Resorts, Inc.	7.00%		8/1/2023	8,846	9,269,856
Enterprise Development Authority (The)†	12.00%		7/15/2024	22,106	25,154,749
Scientific Games International, Inc.	6.25%		9/1/2020	24,837	24,892,883
Scientific Games International, Inc.	6.625%		5/15/2021	26,158	26,593,531
Scientific Games International, Inc.	10.00%		12/1/2022	32,155	33,039,263
Total					118,950,282

318	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Financial Services 2.15%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(e)	3.50%		1/15/2025	$18,805	$19,375,090
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(e)	3.50%		5/26/2022	8,657	8,896,491
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(e)	4.45%		12/16/2021	6,884	7,171,296
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(e)	4.875%		1/16/2024	8,989	9,748,517
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(e)	5.00%		10/1/2021	4,810	5,042,473
Air Lease Corp.	4.25%		2/1/2024	27,682	29,583,319
Aircastle Ltd.	4.125%		5/1/2024	10,456	10,938,911
Aircastle Ltd.	4.40%		9/25/2023	44,457	47,149,985
Aircastle Ltd.	5.00%		4/1/2023	19,704	21,138,738
Aircastle Ltd.	5.50%		2/15/2022	38,028	40,456,895
Aircastle Ltd.	7.625%		4/15/2020	15,193	15,491,444
Ally Financial, Inc.	3.875%		5/21/2024	16,265	16,949,513
American Express Co.	2.569% (3 Mo. LIBOR + .65%	)#	2/27/2023	8,000	8,031,844
Avolon Holdings Funding Ltd. (Ireland)†(e)	5.125%		10/1/2023	61,037	65,786,594
Avolon Holdings Funding Ltd. (Ireland)†(e)	5.25%		5/15/2024	45,647	49,733,091
Avolon Holdings Funding Ltd. (Ireland)†(e)	5.50%		1/15/2023	7,782	8,389,113
Capital One Financial Corp.	2.656% (3 Mo. LIBOR + .72%	)#	1/30/2023	18,423	18,457,271
Capital One Financial Corp.	3.052% (3 Mo. LIBOR + .95%	)#	3/9/2022	22,035	22,263,218
Capital One Financial Corp.	3.90%		1/29/2024	5,000	5,281,711
Discover Financial Services	3.85%		11/21/2022	13,841	14,505,656
Discover Financial Services	5.20%		4/27/2022	35,645	38,011,148
E*TRADE Financial Corp.	2.95%		8/24/2022	24,782	25,124,572
GE Capital International Funding Co. Unlimited Co. (Ireland)(e)	2.342%		11/15/2020	20,271	20,255,167
Global Aircraft Leasing Co. Ltd. PIK 7.25%†	6.50%		9/15/2024	28,514	29,235,404
International Lease Finance Corp.	8.25%		12/15/2020	95,118	100,997,764
International Lease Finance Corp.	8.625%		1/15/2022	57,816	65,245,124
Jefferies Financial Group, Inc.	5.50%		10/18/2023	58,920	64,321,014
Jefferies Group LLC	6.875%		4/15/2021	18,250	19,310,725
Muthoot Finance Ltd. (India)†(e)	6.125%		10/31/2022	25,082	25,878,354
Nationstar Mortgage Holdings, Inc.†	8.125%		7/15/2023	62,392	66,914,796
Navient Corp.	5.00%		10/26/2020	43,636	44,576,901
Navient Corp.	5.875%		3/25/2021	16,713	17,322,189
Navient Corp.	6.625%		7/26/2021	60,898	64,689,509

See Notes to Financial Statements.	319

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Financial Services (continued)
Nuveen Finance LLC†	4.125%		11/1/2024	$625	$676,150
Park Aerospace Holdings Ltd. (Ireland)†(e)	3.625%		3/15/2021	11,530	11,675,855
Park Aerospace Holdings Ltd. (Ireland)†(e)	4.50%		3/15/2023	54,138	56,851,126
Park Aerospace Holdings Ltd. (Ireland)†(e)	5.25%		8/15/2022	23,251	24,760,269
Park Aerospace Holdings Ltd. (Ireland)†(e)	5.50%		2/15/2024	84,580	92,670,077
Total					1,192,907,314

Food 0.33%
Campbell Soup Co.	2.749% (3 Mo. LIBOR + .63%	)#	3/15/2021	14,766	14,803,321
Conagra Brands, Inc.	2.703% (3 Mo. LIBOR + .75%	)#	10/22/2020	5,036	5,036,583
General Mills, Inc.	2.541% (3 Mo. LIBOR + .54%	)#	4/16/2021	5,926	5,946,389
General Mills, Inc.	3.012% (3 Mo. LIBOR + 1.01%	)#	10/17/2023	31,668	32,122,135
Ingles Markets, Inc.(c)	5.75%		6/15/2023	27,070	27,678,804
JBS USA LUX SA/JBS USA Finance, Inc.†	5.875%		7/15/2024	26,610	27,468,172
Kraft Heinz Foods Co.	2.471% (3 Mo. LIBOR + .57%	)#	2/10/2021	10,239	10,248,023
Kraft Heinz Foods Co.	2.721% (3 Mo. LIBOR + .82%	)#	8/10/2022	2,300	2,308,106
Smithfield Foods, Inc.†	2.65%		10/3/2021	18,690	18,563,621
Smithfield Foods, Inc.†	2.70%		1/31/2020	14,607	14,606,784
Smithfield Foods, Inc.†	3.35%		2/1/2022	22,803	22,939,913
Total					181,721,851

Health Care Products 0.20%
Becton Dickinson & Co.	2.979% (3 Mo. LIBOR + .88%	)#	12/29/2020	26,712	26,729,007
Becton Dickinson and Co.	3.142% (3 Mo. LIBOR + 1.03%	)#	6/6/2022	43,521	43,976,635
Fresenius US Finance II, Inc.†	4.25%		2/1/2021	30,922	31,561,885
Kinetic Concepts, Inc./KCI USA, Inc.†	12.50%		11/1/2021	3,481	3,630,335
Zimmer Biomet Holdings, Inc.	2.914% (3 Mo. LIBOR + .75%	)#	3/19/2021	2,000	2,000,386
Total					107,898,248

Health Care Services 0.63%
Acadia Healthcare Co., Inc.	5.125%		7/1/2022	5,607	5,650,802
Acadia Healthcare Co., Inc.	5.625%		2/15/2023	9,454	9,654,803
Acadia Healthcare Co., Inc.	6.125%		3/15/2021	15,207	15,245,017
Anthem, Inc.	3.35%		12/1/2024	3,725	3,884,876
Anthem, Inc.	3.50%		8/15/2024	2,065	2,162,448
CommonSpirit Health	2.76%		10/1/2024	32,146	32,493,040
Eagle Holding Co. II LLC PIK 8.375%†	7.625%		5/15/2022	18,376	18,651,511
Fresenius Medical Care US Finance II, Inc.†	4.125%		10/15/2020	16,485	16,669,699
Fresenius Medical Care US Finance II, Inc.†	4.75%		10/15/2024	13,246	14,318,793

320	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Health Care Services (continued)
Fresenius Medical Care US Finance II, Inc.†	5.875%		1/31/2022	$35,710	$38,187,451
Fresenius Medical Care US Finance, Inc.†	5.75%		2/15/2021	10,822	11,237,826
HCA, Inc.	5.00%		3/15/2024	103,924	112,947,055
Universal Health Services, Inc.†	4.75%		8/1/2022	65,120	65,974,244
Universal Health Services, Inc.†	5.00%		6/1/2026	1,000	1,057,848
Total					348,135,413

Household Equipment/Products 0.49%
Newell Brands, Inc.	3.85%		4/1/2023	136,660	141,039,189
Newell Brands, Inc.	4.70%		8/15/2020	4,882	4,960,384
Reckitt Benckiser Treasury Services plc (United Kingdom)†(e)	2.695% (3 Mo. LIBOR + .56%	)#	6/24/2022	126,732	127,028,677
Total					273,028,250

Household Furnishings 0.00%
Leggett & Platt, Inc.	3.40%		8/15/2022	1,397	1,424,913

Insurance 0.15%
Allstate Corp. (The)	2.734% (3 Mo. LIBOR + .63%	)#	3/29/2023	7,788	7,813,556
Assurant, Inc.	3.363% (3 Mo. LIBOR + 1.25%	)#	3/26/2021	133	133,012
Assurant, Inc.	4.20%		9/27/2023	27,456	28,575,227
AXA Equitable Holdings, Inc.	3.90%		4/20/2023	13,685	14,337,651
Brown & Brown, Inc.	4.20%		9/15/2024	1,967	2,092,096
CNA Financial Corp.	7.25%		11/15/2023	3,990	4,655,147
CNO Financial Group, Inc.	5.25%		5/30/2025	13,477	14,967,219
Fidelity National Financial, Inc.	5.50%		9/1/2022	1,135	1,232,132
Old Republic International Corp.	4.875%		10/1/2024	2,545	2,791,208
Peachtree Corners Funding Trust†	3.976%		2/15/2025	487	512,662
Unum Group	4.00%		3/15/2024	1,161	1,225,710
Willis North America, Inc.	3.60%		5/15/2024	6,125	6,395,956
Total					84,731,576

Investment Management Companies 0.05%
MDGH - GMTN BV (Netherlands)†(e)	2.50%		11/7/2024	27,674	27,819,289

Leasing 0.39%
Aviation Capital Group LLC†	2.875%		1/20/2022	9,372	9,400,903
Aviation Capital Group LLC†	3.875%		5/1/2023	42,592	43,897,932
DAE Funding LLC (United Arab Emirates)†(e)	4.00%		8/1/2020	14,012	14,140,035
GATX Corp.	2.611% (3 Mo. LIBOR + .72%	)#	11/5/2021	1,100	1,104,230
GATX Corp.	4.35%		2/15/2024	20,040	21,438,758

See Notes to Financial Statements.	321

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Leasing (continued)
Penske Truck Leasing Co. Lp / PTL Finance Corp.†	2.70%		3/14/2023	$3,500	$3,529,598
Penske Truck Leasing Co. LP/PTL Finance Corp.†	4.125%		8/1/2023	8,429	8,911,189
Penske Truck Leasing Co. LP/PTL Finance Corp.†	4.25%		1/17/2023	2,500	2,641,153
Penske Truck Leasing Co. LP/PTL Finance Corp.†	4.875%		7/11/2022	3,005	3,200,803
Penske Truck Leasing Co., LP/PTL Finance Corp.†	2.70%		11/1/2024	47,611	47,920,376
Penske Truck Leasing Co., LP/PTL Finance Corp.†	3.45%		7/1/2024	52,219	54,208,923
Penske Truck Leasing Co., LP/PTL Finance Corp.†	3.90%		2/1/2024	6,692	7,046,766
Total					217,440,666

Leisure 0.30%
LTF Merger Sub, Inc.†	8.50%		6/15/2023	53,346	54,835,154
NCL Corp. Ltd.†	4.75%		12/15/2021	11,341	11,508,280
Royal Caribbean Cruises Ltd.	5.25%		11/15/2022	57,280	62,100,096
Silversea Cruise Finance Ltd.†	7.25%		2/1/2025	37,054	39,422,306
Total					167,865,836

Lodging 0.35%
Boyd Gaming Corp.	6.875%		5/15/2023	2,066	2,137,029
Las Vegas Sands Corp.	2.90%		6/25/2025	21,531	21,527,378
Las Vegas Sands Corp.	3.20%		8/8/2024	146,747	149,494,331
Studio City Co. Ltd. (Macau)†(e)	7.25%		11/30/2021	7,152	7,308,986
Studio City Co., Ltd. (Macau)(e)	7.25%		11/30/2021	1,722	1,759,798
Wyndham Destinations, Inc.	5.625%		3/1/2021	11,538	11,975,290
Total					194,202,812

Machinery: Agricultural 1.00%
Altria Group, Inc.	3.49%		2/14/2022	8,162	8,383,516
Altria Group, Inc.	3.80%		2/14/2024	26,248	27,593,670
Altria Group, Inc.	4.00%		1/31/2024	18,749	19,840,070
BAT Capital Corp.	2.499% (3 Mo. LIBOR + .59%	)#	8/14/2020	13,753	13,782,992
BAT Capital Corp.	2.764%		8/15/2022	29,569	29,892,935
BAT Capital Corp.	2.789%		9/6/2024	44,372	44,436,190
BAT Capital Corp.	2.79% (3 Mo. LIBOR + .88%	)#	8/15/2022	11,194	11,253,049
BAT Capital Corp.	3.222%		8/15/2024	108,372	110,362,416
BAT International Finance plc (United Kingdom)†(e)	3.25%		6/7/2022	3,400	3,475,174
Imperial Brands Finance plc (United Kingdom)†(e)	3.125%		7/26/2024	146,947	147,632,994
Imperial Brands Finance plc (United Kingdom)†(e)	3.75%		7/21/2022	12,867	13,252,094
Imperial Tobacco Finance plc (United Kingdom)†(e)	3.50%		2/11/2023	16,877	17,240,972
Reynolds American, Inc.	4.85%		9/15/2023	27,405	29,656,434
Viterra, Inc. (Canada)†(e)	5.95%		8/1/2020	77,507	79,324,548
Total					556,127,054

322	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2019

Investments	Interest Rate		Maturity Date		Principal Amount (000)	Fair Value
Machinery: Industrial/Specialty 0.67%
CNH Industrial Capital LLC	4.20%		1/15/2024		$46,438	$49,280,207
CNH Industrial Capital LLC	4.375%		4/5/2022		49,678	52,264,833
CNH Industrial Capital LLC	4.375%		11/6/2020		8,198	8,369,502
CNH Industrial Capital LLC	4.875%		4/1/2021		36,642	37,918,607
CNH Industrial NV (United Kingdom)(e)	4.50%		8/15/2023		82,664	87,930,110
Flowserve Corp.	4.00%		11/15/2023		6,810	6,978,180
Nvent Finance Sarl (Luxembourg)(e)	3.95%		4/15/2023		42,334	43,114,544
Wabtec Corp.	4.375%		8/15/2023		22,563	23,679,877
Welbilt, Inc.	9.50%		2/15/2024		1,050	1,116,061
Westinghouse Air Brake Technologies Corp.	3.419% (3 Mo. LIBOR + 1.30%	)#	9/15/2021		13,869	13,871,540
Westinghouse Air Brake Technologies Corp.	4.40%		3/15/2024		45,095	47,855,769
Total						372,379,230

Machinery: Oil Well Equipment & Services 0.02%
Caterpillar Financial Services Corp.	2.42% (3 Mo. LIBOR + .51%	)#	5/15/2023		12,300	12,333,184

Manufacturing 0.23%
Gates Global LLC/Gates Global Co.†	6.00%		7/15/2022		47,685	47,696,921
General Electric Co.	3.001% (3 Mo. LIBOR + 1.00%	)#	4/15/2023		1,458	1,458,100
General Electric Co.	3.10%		1/9/2023		12,940	13,220,444
General Electric Co.	3.375%		3/11/2024		6,079	6,297,662
General Electric Co.	3.45%		5/15/2024		31,824	32,956,722
General Electric Co.	4.65%		10/17/2021		15,694	16,396,281
Ingersoll-Rand Finance SA (Luxembourg)(e)	3.55%		11/1/2024		4,896	5,137,446
Ingersoll-Rand Global Holding Co., Ltd.	4.25%		6/15/2023		1,500	1,601,548
Total						124,765,124

Media 0.66%
Altice Financing SA (Luxembourg)†(e)	6.625%		2/15/2023		82,411	84,470,451
Charter Communications Operating LLC/Charter Communications Operating Capital	3.559% (3 Mo. LIBOR + 1.65%	)#	2/1/2024		49,235	50,665,229
Cox Communications, Inc.†	2.95%		6/30/2023		73,063	74,412,484
Cox Communications, Inc.†	3.15%		8/15/2024		10,890	11,226,556
Cox Communications, Inc.†	3.25%		12/15/2022		4,655	4,787,471
Cox Communications, Inc.†	3.85%		2/1/2025		2,399	2,541,040
Globo Comunicacao e Participacoes SA (Brazil)†(e)	4.875%		4/11/2022		18,425	19,075,624
NBCUniversal Enterprise, Inc.†	5.25%		–	(f)	112,207	115,612,482
Virgin Media Finance plc (United Kingdom)†(e)	6.00%		10/15/2024		5,461	5,633,922
Total						368,425,259

See Notes to Financial Statements.	323

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Metal Fabricating 0.01%
Zekelman Industries, Inc.†	9.875%		6/15/2023	$5,675	$5,990,672

Metals & Minerals: Miscellaneous 1.25%
Anglo American Capital plc (United Kingdom)†(e)	3.625%		9/11/2024	94,875	98,108,814
Anglo American Capital plc (United Kingdom)†(e)	3.75%		4/10/2022	29,295	30,118,379
Anglo American Capital plc (United Kingdom)†(e)	4.125%		4/15/2021	37,543	38,378,610
Anglo American Capital plc (United Kingdom)†(e)	4.125%		9/27/2022	56,763	59,181,032
Century Aluminum Co.†	7.50%		6/1/2021	16,824	16,368,070
Freeport-McMoRan, Inc.	4.55%		11/14/2024	39,014	41,099,688
Glencore Finance Canada Ltd. (Canada)†(e)	4.25%		10/25/2022	61,531	64,406,654
Glencore Funding LLC†	3.00%		10/27/2022	28,636	28,936,409
Glencore Funding LLC†	4.125%		5/30/2023	51,135	53,408,794
Glencore Funding LLC†	4.125%		3/12/2024	33,108	34,753,797
Glencore Funding LLC†	4.625%		4/29/2024	19,547	20,911,674
Hecla Mining Co.	6.875%		5/1/2021	19,472	19,321,092
Hudbay Minerals, Inc. (Canada)†(e)	7.25%		1/15/2023	9,668	9,937,882
Indonesia Asahan Aluminium Persero PT (Indonesia)†(e)	5.23%		11/15/2021	34,905	36,650,076
Joseph T Ryerson & Son, Inc.†	11.00%		5/15/2022	23,275	24,659,700
Kinross Gold Corp. (Canada)(e)	5.125%		9/1/2021	8,280	8,629,830
Kinross Gold Corp. (Canada)(e)	5.95%		3/15/2024	34,549	38,357,855
Newmont Goldcorp Corp.	3.70%		3/15/2023	48,382	50,333,559
Novelis Corp.†	6.25%		8/15/2024	14,604	15,393,054
Teck Resources Ltd. (Canada)(e)	4.50%		1/15/2021	5,000	5,076,998
Total					694,031,967

Natural Gas 0.20%
Dominion Energy Gas Holdings LLC	3.60%		12/15/2024	500	525,735
National Fuel Gas Co.	3.75%		3/1/2023	19,522	20,181,848
National Fuel Gas Co.	4.90%		12/1/2021	21,911	22,834,888
National Fuel Gas Co.	7.395%		3/30/2023	4,000	4,561,735
Southern Star Central Corp.†	5.125%		7/15/2022	42,242	42,783,205
WGL Holdings, Inc.	2.682% (3 Mo. LIBOR + .55%	)#	3/12/2020	18,571	18,559,394
Total					109,446,805

Oil 4.12%
Afren plc (United Kingdom)†(e)(g)	6.625%		12/9/2020	8,099	39,687
Afren plc (United Kingdom)†(e)(g)	10.25%		4/8/2019	11,027	92,847
Afren plc (United Kingdom)†(e)(g)	11.50%		2/1/2016	16,833	141,735
American Energy- Permian Basin LLC†	12.00%		10/1/2024	13,077	8,173,125

324	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Oil (continued)
Antero Resources Corp.	5.125%		12/1/2022	$16,132	$13,147,580
BP Capital Markets America, Inc.	3.79%		2/6/2024	1,500	1,593,237
Callon Petroleum Co.	6.125%		10/1/2024	7,393	7,041,833
Canadian Natural Resources Ltd. (Canada)(e)	3.80%		4/15/2024	20,026	21,092,449
Canadian Natural Resources Ltd. (Canada)(e)	3.90%		2/1/2025	15,174	16,097,518
Carrizo Oil & Gas, Inc.	6.25%		4/15/2023	56,034	54,072,250
Cimarex Energy Co.	4.375%		6/1/2024	49,550	51,903,826
CNOOC Curtis Funding No 1 Pty Ltd. (Australia)†(e)	4.50%		10/3/2023	101,925	109,212,738
Concho Resources, Inc.	4.375%		1/15/2025	44,090	45,587,119
Continental Resources, Inc.	3.80%		6/1/2024	43,768	44,897,942
Continental Resources, Inc.	4.50%		4/15/2023	74,734	77,935,007
Continental Resources, Inc.	5.00%		9/15/2022	163,673	164,663,824
Diamondback Energy, Inc.	4.75%		11/1/2024	28,858	29,980,288
Diamondback Energy, Inc.	5.375%		5/31/2025	98,342	103,659,352
Energen Corp.	4.625%		9/1/2021	21,448	22,006,077
Eni SpA (Italy)†(e)	4.00%		9/12/2023	83,098	87,571,235
Eni SpA (Italy)†(e)	4.15%		10/1/2020	35,369	35,950,964
EQT Corp.	2.50%		10/1/2020	5,500	5,492,643
EQT Corp.	2.869% (3 Mo. LIBOR + .77%	)#	10/1/2020	32,742	32,663,863
Equinor ASA (Norway)†(e)	7.875%		12/9/2022	11,000	12,745,773
Gazprom PJSC Via Gaz Capital SA (Luxembourg)†(e)	6.51%		3/7/2022	22,562	24,549,374
Gulfport Energy Corp.	6.625%		5/1/2023	29,329	22,152,487
Harvest Operations Corp. (Canada)†(e)	4.20%		6/1/2023	8,250	8,772,788
Helmerich & Payne, Inc.	4.65%		3/15/2025	24,941	27,123,104
Hess Corp.	3.50%		7/15/2024	8,930	9,147,552
HighPoint Operating Corp.	7.00%		10/15/2022	5,560	5,089,135
Husky Energy, Inc. (Canada)(e)	4.00%		4/15/2024	44,672	46,837,160
KazMunayGas National Co. JSC (Kazakhstan)†(e)	3.875%		4/19/2022	17,742	18,293,971
Laredo Petroleum, Inc.	5.625%		1/15/2022	43,600	40,261,025
Lukoil International Finance BV (Netherlands)†(e)	6.125%		11/9/2020	27,352	28,367,169
Marathon Petroleum Corp.	5.375%		10/1/2022	34,350	34,728,323
Matador Resources Co.	5.875%		9/15/2026	58,190	57,610,719
Medco Straits Services Pte Ltd. (Singapore)†(e)	8.50%		8/17/2022	3,985	4,232,169
Montage Resources Corp.	8.875%		7/15/2023	27,332	22,343,637
Motiva Enterprises LLC†	5.75%		1/15/2020	44,822	44,994,535
Murphy Oil Corp.	6.875%		8/15/2024	33,028	34,650,996
Oasis Petroleum, Inc.	6.875%		3/15/2022	93,293	87,403,879
Occidental Petroleum Corp.	2.60%		4/15/2022	2,000	2,008,327

See Notes to Financial Statements.	325

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Occidental Petroleum Corp.	2.70%		8/15/2022	$58,087	$58,574,543
Occidental Petroleum Corp.	2.90%		8/15/2024	65,681	66,115,359
Occidental Petroleum Corp.	3.155% (3 Mo. LIBOR + 1.25%	)#	8/13/2021	62,279	62,650,160
Occidental Petroleum Corp.	3.36% (3 Mo. LIBOR + 1.45%	)#	8/15/2022	81,323	81,816,654
Occidental Petroleum Corp.	4.85%		3/15/2021	3,500	3,608,390
Occidental Petroleum Corp.	6.95%		7/1/2024	48,261	56,378,996
OGX Austria GmbH (Brazil)†(g)	8.50%		6/1/2018	31,150	623
Parsley Energy LLC/Parsley Finance Corp.†	6.25%		6/1/2024	41,672	43,356,174
QEP Resources, Inc.	6.875%		3/1/2021	16,336	16,615,346
Range Resources Corp.	5.00%		8/15/2022	69,006	65,555,700
Range Resources Corp.	5.00%		3/15/2023	22,732	19,805,028
Range Resources Corp.	5.75%		6/1/2021	43,262	43,279,305
Range Resources Corp.	5.875%		7/1/2022	7,447	7,188,678
Reliance Holdings USA, Inc.†	5.40%		2/14/2022	75,150	79,603,412
Saudi Arabian Oil Co. (Saudi Arabia)†(e)	2.75%		4/16/2022	12,347	12,459,669
Saudi Arabian Oil Co. (Saudi Arabia)†(e)	2.875%		4/16/2024	18,690	18,939,788
Seven Generations Energy Ltd. (Canada)†(e)	6.75%		5/1/2023	22,022	22,719,327
Seven Generations Energy Ltd. (Canada)†(e)	6.875%		6/30/2023	57,019	58,610,685
Sinopec Group Overseas Development 2018 Ltd. (China)†(e)	2.50%		11/12/2024	31,115	31,069,209
SM Energy Co.	6.125%		11/15/2022	49,258	48,165,063
Suncor Energy Ventures Corp. (Canada)†(e)	9.40%		9/1/2021	3,351	3,704,356
Transocean Sentry Ltd.†	5.375%		5/15/2023	15,592	15,630,824
WPX Energy, Inc.	5.25%		9/15/2024	7,559	7,743,893
Total					2,287,920,444

Oil: Crude Producers 2.73%
Cheniere Corpus Christi Holdings LLC	5.875%		3/31/2025	88,395	99,020,079
Cheniere Corpus Christi Holdings LLC	7.00%		6/30/2024	53,090	61,045,006
El Paso Pipeline Partners Operating Co. LLC	4.30%		5/1/2024	10,384	11,051,760
Enable Oklahoma Intrastate Transmission LLC†	6.25%		3/15/2020	6,010	6,075,311
Energy Transfer Operating LP	4.25%		3/15/2023	56,857	59,132,686
Energy Transfer Operating LP	5.875%		1/15/2024	81,892	90,239,926
Energy Transfer Operating LP	7.50%		10/15/2020	19,744	20,615,148
Energy Transfer Operating LP	7.60%		2/1/2024	1,207	1,395,169
Energy Transfer Partners LP/Regency Energy Finance Corp.	5.00%		10/1/2022	6,421	6,800,616
Energy Transfer Partners LP/Regency Energy Finance Corp.	5.75%		9/1/2020	975	991,426
Florida Gas Transmission Co. LLC†	3.875%		7/15/2022	3,629	3,744,151

326	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Oil: Crude Producers (continued)
Kinder Morgan Energy Partners LP	4.25%		9/1/2024	$6,100	$6,510,968
Kinder Morgan Inc/DE	3.281% (3 Mo. LIBOR + 1.28%	)#	1/15/2023	11,796	11,936,772
Midwest Connector Capital Co. LLC†	3.625%		4/1/2022	30,586	31,367,109
Midwest Connector Capital Co. LLC†	3.90%		4/1/2024	76,183	79,600,453
Mplx LP	3.002% (3 Mo. LIBOR + .90%	)#	9/9/2021	57,196	57,396,510
Mplx LP	3.202% (3 Mo. LIBOR + 1.10%	)#	9/9/2022	155,920	156,489,766
Mplx LP†	3.50%		12/1/2022	2,009	2,057,647
Mplx LP	4.50%		7/15/2023	2,700	2,863,063
Mplx LP†	5.25%		1/15/2025	80,353	84,373,562
Mplx LP†	6.25%		10/15/2022	38,109	38,745,316
Mplx LP†	6.375%		5/1/2024	73,585	77,022,857
NGPL PipeCo LLC†	4.375%		8/15/2022	72,392	74,987,983
Rose Rock Midstream LP/Rose Rock Finance Corp.	5.625%		7/15/2022	20,240	20,461,385
Sabine Pass Liquefaction LLC	5.625%		4/15/2023	139,928	152,046,902
Sabine Pass Liquefaction LLC	5.75%		5/15/2024	181,987	202,698,942
SemGroup Corp.	7.25%		3/15/2026	37,125	40,838,428
SemGroup Corp./Rose Rock Finance Corp.	5.625%		11/15/2023	20,541	21,114,402
Spectra Energy Partners LP	4.60%		6/15/2021	11,937	12,285,854
Sunoco Logistics Partners Operations LP	3.45%		1/15/2023	1,564	1,588,003
Texas Eastern Transmission LP†	2.80%		10/15/2022	15,626	15,754,166
Texas Eastern Transmission LP†	4.125%		12/1/2020	18,339	18,586,407
Texas Gas Transmission LLC†	4.50%		2/1/2021	22,284	22,644,790
Williams Cos, Inc. (The)	4.50%		11/15/2023	20,731	22,042,018
Williams Cos., Inc. (The)	7.875%		9/1/2021	5,034	5,501,098
Total					1,519,025,679

Oil: Integrated Domestic 0.32%
National Oilwell Varco, Inc.	2.60%		12/1/2022	35,420	35,798,478
Oceaneering International, Inc.	4.65%		11/15/2024	23,125	20,696,875
Schlumberger Holdings Corp.†	3.75%		5/1/2024	84,608	89,117,545
SESI LLC	7.125%		12/15/2021	42,146	31,504,135
TechnipFMC plc (United Kingdom)(e)	3.45%		10/1/2022	2,514	2,553,716
Total					179,670,749

Real Estate Investment Trusts 1.29%
Brandywine Operating Partnership LP	4.10%		10/1/2024	5,554	5,870,756
Brixmor Operating Partnership LP	2.959% (3 Mo. LIBOR + 1.05%	)#	2/1/2022	1,115	1,114,419
Brixmor Operating Partnership LP	3.25%		9/15/2023	28,683	29,691,113
Brixmor Operating Partnership LP	3.65%		6/15/2024	16,576	17,258,678

See Notes to Financial Statements.	327

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Real Estate Investment Trusts (continued)
China Overseas Finance Cayman V Ltd.	3.95%		11/15/2022	$26,225	$27,060,729
CyrusOne LP/CyrusOne Finance Corp.(c)	2.90%		11/15/2024	12,918	12,971,610
Duke Realty LP	3.75%		12/1/2024	1,318	1,395,764
EPR Properties	4.50%		4/1/2025	1,200	1,272,711
EPR Properties	5.25%		7/15/2023	22,593	24,259,642
Equinix, Inc.	5.375%		5/15/2027	94,244	102,374,901
Equinix, Inc.	5.875%		1/15/2026	94,831	100,741,105
Essex Portfolio LP	3.375%		1/15/2023	2,250	2,314,124
HCP, Inc.	3.875%		8/15/2024	3,937	4,198,280
Healthcare Trust of America Holdings LP	3.70%		4/15/2023	14,879	15,439,095
Highwoods Realty LP	3.20%		6/15/2021	4,257	4,306,608
Highwoods Realty LP	3.625%		1/15/2023	23,502	24,314,820
Kilroy Realty LP	3.45%		12/15/2024	25,738	26,696,328
Kilroy Realty LP	4.375%		10/1/2025	4,750	5,143,998
Regency Centers LP	3.75%		6/15/2024	2,362	2,472,632
SITE Centers Corp.	4.625%		7/15/2022	7,730	8,065,206
SL Green Operating Partnership LP	3.25%		10/15/2022	37,574	38,388,508
SL Green Realty Corp.	4.50%		12/1/2022	42,222	44,447,406
Vereit Operating Partnership LP	4.125%		6/1/2021	12,830	13,149,300
Vereit Operating Partnership LP	4.60%		2/6/2024	83,638	90,110,381
VEREIT Operating Partnership LP	4.625%		11/1/2025	43,766	47,863,451
WEA Finance LLC / Westfield UK & Europe Finance plc†	3.75%		9/17/2024	48,489	51,112,540
Welltower, Inc.	3.625%		3/15/2024	6,000	6,309,718
Welltower, Inc.	4.50%		1/15/2024	7,879	8,513,400
Total					716,857,223

Retail 0.12%
Asbury Automotive Group, Inc.	6.00%		12/15/2024	717	741,191
Dollar Tree, Inc.	3.70%		5/15/2023	15,368	15,973,101
Dollar Tree, Inc.	4.00%		5/15/2025	17,145	18,098,095
McDonald’s Corp.	2.366% (3 Mo. LIBOR + .43%	)#	10/28/2021	2,000	2,007,700
Walgreens Boots Alliance, Inc.	3.80%		11/18/2024	29,730	30,758,212
Total					67,578,299

Savings & Loan 0.06%
People’s United Financial, Inc.	3.65%		12/6/2022	34,249	35,422,908

328	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Steel 0.17%
ArcelorMittal (Luxembourg)(e)	5.50%		3/1/2021	$14,464	$15,014,383
POSCO (South Korea)†(e)	2.375%		11/12/2022	22,050	21,954,797
Steel Dynamics, Inc.	4.125%		9/15/2025	27,496	28,126,071
Steel Dynamics, Inc.	5.00%		12/15/2026	16,497	17,563,489
Steel Dynamics, Inc.	5.50%		10/1/2024	11,710	12,103,866
Total					94,762,606

Technology 0.85%
Alibaba Group Holding Ltd. (China)(e)	2.80%		6/6/2023	15,890	16,098,901
Baidu, Inc. (China)(e)(k)	3.875%		9/29/2023	115,889	120,666,953
Baidu, Inc. (China)(e)	4.125%		6/30/2025	11,735	12,493,525
Baidu, Inc. (China)(e)	4.375%		5/14/2024	113,484	120,990,967
eBay, Inc.	2.806% (3 Mo. LIBOR + .87%	)#	1/30/2023	8,045	8,112,064
Prosus NV (Netherlands)†(e)	6.00%		7/18/2020	71,238	72,788,851
Tencent Holdings Ltd. (China)†(e)	3.28%		4/11/2024	60,870	62,593,665
VeriSign, Inc.	4.625%		5/1/2023	5,744	5,851,642
Weibo Corp. (China)(e)	3.50%		7/5/2024	51,550	52,463,033
Total					472,059,601

Telecommunications 0.81%
AT&T, Inc.	2.657% (3 Mo. LIBOR + .75%	)#	6/1/2021	7,720	7,771,271
AT&T, Inc.	3.312% (3 Mo. LIBOR + 1.18%	)#	6/12/2024	306,041	311,422,636
AT&T, Inc.	4.05%		12/15/2023	7,000	7,466,532
British Telecommunications plc (United Kingdom)(e)	4.50%		12/4/2023	34,280	36,876,002
CommScope, Inc.†	5.50%		3/1/2024	19,456	20,258,365
GTH Finance BV (Netherlands)†(e)	6.25%		4/26/2020	9,400	9,458,073
Level 3 Financing, Inc.	5.375%		1/15/2024	6,034	6,149,642
T-Mobile USA, Inc.	6.375%		3/1/2025	27,955	29,073,200
Verizon Communications, Inc.	3.01% (3 Mo. LIBOR + 1.10%	)#	5/15/2025	20,090	20,477,620
Total					448,953,341

Transportation: Miscellaneous 0.14%
Huntington Ingalls Industries, Inc.†	5.00%		11/15/2025	7,833	8,227,901
Pelabuhan Indonesia III Persero PT (Indonesia)†(e)	4.50%		5/2/2023	20,485	21,596,516
Ryder System, Inc.	3.65%		3/18/2024	22,085	23,125,783
Watco Cos. LLC/Watco Finance Corp.†	6.375%		4/1/2023	13,534	13,793,379
XPO Logistics, Inc.†	6.50%		6/15/2022	11,197	11,486,476
Total					78,230,055

See Notes to Financial Statements.	329

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Wholesale 0.05%
H&E Equipment Services, Inc.	5.625%		9/1/2025	$26,022	$27,431,482
Total Corporate Bonds (cost $20,316,582,719)					20,546,688,218

FLOATING RATE LOANS(h) 4.15%

Aerospace/Defense 0.17%
TransDigm, Inc. 2018 Term Loan F	4.202% (3 Mo. LIBOR + 2.50%	)	6/9/2023	82,385	82,519,270
Wesco Aircraft Hardware Corp. Tranche B Term Loan	4.21% (1 Mo. LIBOR + 2.50%	)	2/28/2021	13,835	13,843,422
Total					96,362,692

Air Transportation 0.38%
Air Canada	3.483% (1 Mo. LIBOR + 1.75%	)	10/6/2023	3,973	3,993,855
American Airlines, Inc. 2017 Incremental Term Loan	3.765% (1 Mo. LIBOR + 2.00%	)	12/14/2023	10,857	10,873,622
American Airlines, Inc. New 2017 Replacement Term Loan	3.758% (1 Mo. LIBOR + 2.00%	)	10/12/2021	121,833	122,031,098
American Airlines, Inc. Repriced TL B due 2023	3.702% (1 Mo. LIBOR + 2.00%	)	4/28/2023	43,176	43,243,505
United AirLines, Inc. Refinanced Term Loan	3.452% (1 Mo. LIBOR + 1.75%	)	4/1/2024	28,064	28,204,361
Total					208,346,441

Beverages 0.32%
Constellation Brands, Inc. Term Loan	3.149% (3 Mo. LIBOR + 1.25%	)	9/14/2021	40,788	40,685,743	(i)
Keurig Dr Pepper Inc. Term Loan	2.763% (3 Mo. LIBOR + .95%	)	2/8/2023	136,274	134,570,894	(i)
Total					175,256,637

Business Services 0.01%
Financial & Risk US Holdings, Inc. Initial Dollar Term Loan	–	(d)	10/1/2025	4,695	4,729,642

Chemicals 0.23%
LyondellBasell Industries Delayed Draw Term Loan (Netherlands)(e)	0.125%		12/31/2019	129,823	127,794,919	(i)

Computer Hardware 0.00%
Dell International LLC 2019 Term Loan B	3.71% (1 Mo. LIBOR + 2.00%	)	9/19/2025	312	313,853

330	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Computer Software 0.10%
Infor (US), Inc. Term Loan B6	4.854% (3 Mo. LIBOR + 2.75%	)	2/1/2022	$13,081	$13,120,643
Sophia, L.P. 2017 Term Loan B	5.354% (3 Mo. LIBOR + 3.25%	)	9/30/2022	40,020	40,098,372
Total					53,219,015

Drugs 0.20%
NVA Holdings, Inc.	–	(d)	2/2/2025	5,130	5,133,018
NVA Holdings, Inc. Term Loan B3	6.50% (3 Mo. LIBOR + 2.75%	)	2/2/2025	103,891	103,891,466
Total					109,024,484

Electric: Power 0.51%
AES Corporation 2018 Term Loan BAES Corporation AES CorporationAES Corporation 2018 Term Loan B	3.659% (3 Mo. LIBOR + 1.75%	)	5/31/2022	1,509	1,511,338
FirstEnergy Corp.	–	(d)	10/19/2020	28,175	28,157,097	(i)
FirstEnergy Corp.	2.25% (1 Wk. LIBOR + .65%	)	9/11/2021	60,944	60,867,571	(i)
Pacific Gas & Electric Company DIP Delayed Draw Term Loan	2.25%		12/31/2020	7,347	7,383,735	(i)
Pacific Gas & Electric Company DIP Term Loan	4.02% (1 Mo. LIBOR + 2.25%	)	12/31/2020	22,042	22,152,210	(i)
Pacific Gas & Electric Company Revolver	–	(d)	4/27/2022	165,224	160,335,759
Total					280,407,710

Electrical Equipment 0.15%
Analog Devices, Inc.	2.702% (1 Mo. LIBOR + 1.00%	)	3/10/2022	32,805	32,599,909	(i)
Marvell Technology Group Ltd 2018 Term Loan A	3.155% (3 Mo. LIBOR + 1.38%	)	6/4/2021	53,248	53,181,662	(i)
Total					85,781,571

Entertainment 0.32%
Caesars Entertainment Operating Company Exit Term Loan	3.702% (3 Mo. LIBOR + 2.00%	)	10/7/2024	64,896	65,056,346
Eldorado Resorts, Inc. Term Loan	4.00% (1 Mo. LIBOR + 2.25%) - 4.06%		4/17/2024	30,732	30,757,874
GLP Financing, LLC Incremental Term Loan A	3.19% (1 Mo. LIBOR + 1.50%	)	4/28/2021	20,553	20,501,777	(i)
Stars Group Holdings B.V. (The) 2018 USD Incremental Term Loan (Netherlands)	5.604% (3 Mo. LIBOR + 3.50%	)	7/10/2025	61,928	62,265,781
Total					178,581,778

See Notes to Financial Statements.	331

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Financial Services 0.08%
Delos Finance Sarl 2018 Term Loan B (Luxembourg)
Delos Finance Sarl 2018 Term Loan B (Luxembourg)(e)	3.854% (3 Mo. LIBOR + 1.75%	)	10/6/2023	$32,300	$32,452,502
Flying Fortress Inc.Flying Fortress Inc. 2018 Term Loan B	3.854% (3 Mo. LIBOR + 1.75%	)	10/30/2022	12,258	12,309,863
Total					44,762,365

Government 0.06%
Seminole Tribe of Florida 2018 Term Loan BSeminole Tribe of Florida 2018 Term Loan B	3.452% (3 Mo. LIBOR + 1.75%	)	7/8/2024	33,203	33,419,173

Insurance 0.02%
FHC Health Systems, Inc. 2014 Term Loan	6.104% (3 Mo. LIBOR + 4.00%	)	12/23/2021	12,697	12,708,962

Investment Management Companies 0.15%
Broadcom Inc. 2019 1st Lien Term Loan A3	–	(d)	11/4/2022	55,282	55,144,106	(i)
RPI Finance Trust Term Loan A4	3.202% (1 Mo. LIBOR + 1.50%	)	5/4/2022	29,493	29,198,036
Total					84,342,142

Leisure 0.05%
Life Time Fitness Inc 2017 Term Loan B	4.452% (3 Mo. LIBOR + 2.75%) - 4.659%		6/10/2022	26,458	26,504,993

Lodging 0.02%
Hilton Grand Vacations Borrower LLC	3.452% (3 Mo. LIBOR + 1.75%	)	11/28/2023	10,450	10,463,063	(i)

Media 0.28%
AP NMT Acquisition BV USD 1st Lien Term Loan (Netherlands)	7.835% (3 Mo. LIBOR + 5.75%	)	8/13/2021	49,037	49,269,737
AP NMT Acquisition BV USD 2nd Lien Term Loan (Netherlands)	11.089% (3 Mo. LIBOR + 9.00%	)	8/13/2022	24,921	25,147,932
Charter Communications Operating, LLC 2017 Term Loan A2	3.20% (3 Mo. LIBOR + 1.50%	)	3/31/2023	82,719	82,839,937
Total					157,257,606

Metal Fabricating 0.00%
Doncasters Finance US LLC 2nd Lien Term Loan	10.354% (3 Mo. LIBOR + 8.25%	)	10/9/2020	4,552	1,257,394

332	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Miscellaneous 0.02%
UTEX Industries Inc. 1st Lien Term loan 2014	5.702% (3 Mo. LIBOR + 4.00%	)	5/22/2021	$9,454	$6,783,524
UTEX Industries Inc. 2nd Lien Term Loan 2014	8.952% (1 Mo. LIBOR + 7.25%	)	5/22/2022	3,938	1,890,240
Total					8,673,764

Oil 0.02%
Petroleos Mexicanos 2015 Term Loan (Mexico)(e)	2.74% (1 Mo. LIBOR + .85%	)	2/14/2020	12,268	12,268,000	(i)

Oil: Crude Producers 0.19%
Energy Transfer Operating, L.P.	–	(d)	10/17/2022	54,000	53,730,000	(i)
ONEOK Partners, L.P.ONEOK Partners, L.P. Term Loan A	2.715% (1 Wk. LIBOR + 1.13%	)	11/19/2021	52,445	52,478,040	(i)
Total					106,208,040

Real Estate Investment Trusts 0.44%
Crown Castle International Corporation Term Loan	2.835% (1 Mo. LIBOR + 1.13%	)	1/21/2022	106,650	106,490,136
Hudson Pacific Properties, L.P. 2015 Delayed Draw Term Loan	3.031% (3 Mo. LIBOR + 1.25%	)	4/1/2022	22,396	22,284,475	(i)
Invitation Homes Operating Partnership LP Term Loan A	3.408% (3 Mo. LIBOR + 1.70%	)	2/6/2022	71,209	70,140,865	(i)
MGM Growth Prop. Operating Partnership LP 2016 Term Loan A	3.452% (3 Mo. LIBOR + 1.75%	)	6/14/2023	18,660	18,659,698	(i)
MGM Growth Properties Operating Partnership LP Delayed Draw Term Loan	3.452% (3 Mo. LIBOR + 1.75%	)	6/14/2023	16,828	16,806,958	(i)
SL Green Realty Corp.	2.802% (3 Mo. LIBOR + 1.10%	)	3/31/2023	12,677	12,613,313
Total					246,995,445

Retail 0.27%
Bloomin’ Brands, Inc.	3.34% (3 Wk. LIBOR + 1.75%	)	11/30/2022	9,885	9,897,773	(i)
Comfort Holding, LLC 1st Lien Term Loan	6.452% (1 Mo. LIBOR + 4.75%	)	2/5/2024	11,548	11,432,995
Panera Bread Company Term Loan A	3.563% (1 Mo. LIBOR + 1.75%	)	7/18/2022	133,364	130,405,469
Total					151,736,237

Technology 0.04%
Uber Technologies, Inc. 2018 Incremental Term Loan	5.202% (1 Mo. LIBOR + 3.50%	)	7/13/2023	20,711	20,274,841

See Notes to Financial Statements.	333

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Telecommunications 0.08%
CenturyLink, Inc. 2017 Term Loan A	4.452% (3 Mo. LIBOR + 2.75%	)	11/1/2022	$44,978	$45,182,902

Wholesale 0.04%
Core & Main LP 2017 Term Loan B	4.44% (3 Mo. LIBOR + 2.75%) - 4.66%		8/1/2024	22,353	22,115,987
Total Floating Rate Loans (cost $2,316,033,942)					2,303,989,656

FOREIGN GOVERNMENT OBLIGATIONS 0.66%

Bahamas 0.03%
Commonwealth of Bahamas†	5.75%		1/16/2024	16,477	17,424,427

Bermuda 0.12%
Government of Bermuda†	4.138%		1/3/2023	23,018	24,063,593
Government of Bermuda†	4.854%		2/6/2024	37,693	41,081,908
Total					65,145,501

Costa Rica 0.00%
Costa Rica Government†(e)	4.25%		1/26/2023	1,500	1,487,498

Indonesia 0.27%
Perusahaan Penerbit SBSN (Indonesia)†(e)	3.40%		3/29/2022	62,502	63,890,169
Perusahaan Penerbit SBSN (Indonesia)†(e)	3.75%		3/1/2023	13,995	14,524,641
Republic of Indonesia†(e)	3.70%		1/8/2022	10,939	11,248,499
Republic of Indonesia(e)	4.45%		2/11/2024	25,000	26,931,765
Republic of Indonesia†(e)	5.875%		1/15/2024	28,250	31,933,763
Total					148,528,837

Romania 0.18%
Republic of Romania†(e)	4.875%		1/22/2024	57,986	63,450,369
Republic of Romania†(e)	6.75%		2/7/2022	34,718	37,949,065
Total					101,399,434

South Korea 0.02%
Export-Import Bank of Korea(e)	2.631% (3 Mo. LIBOR + .53%	)#	6/25/2022	12,500	12,535,790

Sri Lanka 0.04%
Republic of Sri Lanka†(e)	5.75%		4/18/2023	21,860	21,330,444
Total Foreign Government Obligations (cost $361,726,885)					367,851,931

334	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
GOVERNMENT SPONSORED ENTERPRISES COLLATERALIZED MORTGAGE OBLIGATIONS 2.12%
Federal Home Loan Mortgage Corp. 2013-K712 B†	3.281%	#(j)	5/25/2045	$5,000	$4,992,533
Federal Home Loan Mortgage Corp. 2013-K713 B†	3.259%	#(j)	4/25/2046	30,870	30,885,904
Federal Home Loan Mortgage Corp. K061 X1 IO	0.304%	#(j)	11/25/2026	569,563	6,984,435
Federal Home Loan Mortgage Corp. K722 X1 IO	1.44%	#(j)	3/25/2023	192,356	6,692,769
Government National Mortgage Assoc. 2013-162 A	2.75%	#(j)	9/16/2046	6,915	7,001,384
Government National Mortgage Assoc. 2013-171 IO	0.889%	#(j)	6/16/2054	32,809	1,267,041
Government National Mortgage Assoc. 2013-193 IO	0.905%	#(j)	1/16/2055	81,813	3,136,875
Government National Mortgage Assoc. 2014-109 A	2.325%		1/16/2046	24,983	24,955,546
Government National Mortgage Assoc. 2014-112 A	3.00%	#(j)	1/16/2048	15,129	15,405,752
Government National Mortgage Assoc. 2014-135 AS	2.30%		2/16/2047	10,859	10,845,465
Government National Mortgage Assoc. 2014-15 IO	0.774%	#(j)	8/16/2054	38,090	1,454,994
Government National Mortgage Assoc. 2014-164 AK	2.90%	#(j)	3/16/2055	11,746	11,926,092
Government National Mortgage Assoc. 2014-172 A	3.05%	#(j)	1/16/2049	7,347	7,490,217
Government National Mortgage Assoc. 2014-186 AP	2.80%		4/16/2050	36,034	36,602,119
Government National Mortgage Assoc. 2014-64 A	2.20%		2/16/2045	4,154	4,145,028
Government National Mortgage Assoc. 2014-64 IO	1.041%	#(j)	12/16/2054	27,522	1,275,588
Government National Mortgage Assoc. 2014-70 A	2.50%		3/16/2049	3,995	4,005,317
Government National Mortgage Assoc. 2014-78 A	2.20%		4/16/2047	2,362	2,357,448
Government National Mortgage Assoc. 2014-78 IO	0.391%	#(j)	3/16/2056	35,849	814,618
Government National Mortgage Assoc. 2015-19 AD	2.90%		10/16/2055	19,556	19,768,937
Government National Mortgage Assoc. 2015-22 AS	2.90%		1/16/2049	29,187	29,588,135
Government National Mortgage Assoc. 2015-33 AS	2.90%	#(j)	5/16/2054	24,320	24,639,869
Government National Mortgage Assoc. 2015-41 AD	2.90%	#(j)	8/16/2055	11,487	11,601,893
Government National Mortgage Assoc. 2015-48 AS	2.90%	#(j)	2/16/2049	13,736	13,931,115
Government National Mortgage Assoc. 2017 20 AS	2.50%		2/16/2057	46,058	46,140,612
Government National Mortgage Assoc. 2017 23 AB	2.60%		12/16/2057	30,355	30,542,038
Government National Mortgage Assoc. 2017-100 AS	2.75%		2/16/2058	35,784	36,221,277
Government National Mortgage Assoc. 2017-22 GA	2.60%	#(j)	8/16/2051	20,472	20,613,459
Government National Mortgage Assoc. 2017-28 AB	2.50%		10/16/2051	54,450	54,531,126
Government National Mortgage Assoc. 2017-41 AS	2.60%		6/16/2057	57,387	57,789,010
Government National Mortgage Assoc. 2017-44 AD	2.65%		11/17/2048	44,696	45,106,288
Government National Mortgage Assoc. 2017-51 AS	2.75%		4/16/2058	67,514	68,334,959
Government National Mortgage Assoc. 2017-53 B	2.75%		3/16/2050	66,859	67,687,205
Government National Mortgage Assoc. 2017-54 AD	2.75%		1/16/2057	63,613	64,390,542
Government National Mortgage Assoc. 2017-61 A	2.60%		8/16/2058	45,046	45,332,696
Government National Mortgage Assoc. 2017-69 AS	2.75%		2/16/2058	54,504	55,186,023
Government National Mortgage Assoc. 2017-71 AS	2.70%		4/16/2057	45,493	45,988,460
Government National Mortgage Assoc. 2017-72 AM	2.60%		9/16/2051	22,354	22,498,134

See Notes to Financial Statements.	335

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
GOVERNMENT SPONSORED ENTERPRISES COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Government National Mortgage Assoc. 2017-74 AS	2.60%		10/16/2057	$22,442	$22,602,601
Government National Mortgage Assoc. 2017-76 AS	2.65%		11/16/2050	44,725	45,116,970
Government National Mortgage Assoc. 2017-86 AS	2.75%		2/16/2058	42,238	42,760,405
Government National Mortgage Assoc. 2017-89 AB	2.60%		7/16/2058	35,472	35,700,666
Government National Mortgage Assoc. 2017-90 AS	2.70%		7/16/2057	48,757	49,272,128
Government National Mortgage Assoc. 2017-92 AS	2.75%		6/16/2058	39,710	40,193,005
Total Government Sponsored Enterprises Collateralized Mortgage Obligations (cost $1,169,106,174)					1,177,776,678

GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS 0.56%
Federal Home Loan Mortgage Corp.	3.137% (12 Mo. LIBOR + 1.64%	)#	11/1/2043	2,216	2,280,142
Federal Home Loan Mortgage Corp.	3.646% (12 Mo. LIBOR + 1.89%	)#	12/1/2040	5,408	5,666,492
Federal Home Loan Mortgage Corp.	4.222% (12 Mo. LIBOR + 1.90%	)#	12/1/2040	1,248	1,314,658
Federal Home Loan Mortgage Corp.	4.255% (12 Mo. LIBOR + 1.79%	)#	12/1/2036	10,936	11,525,356
Federal Home Loan Mortgage Corp.	4.276% (12 Mo. LIBOR + 1.96%	)#	2/1/2037	5,262	5,583,709
Federal Home Loan Mortgage Corp.	4.289% (12 Mo. LIBOR + 1.72%	)#	4/1/2037	6,589	6,924,198
Federal Home Loan Mortgage Corp.	4.324% (12 Mo. LIBOR + 1.81%	)#	6/1/2041	2,797	2,956,081
Federal Home Loan Mortgage Corp.	4.412% (12 Mo. LIBOR + 1.88%	)#	9/1/2035	3,019	3,187,104
Federal Home Loan Mortgage Corp.	4.431% (12 Mo. LIBOR + 1.78%	)#	5/1/2037	2,941	3,105,008
Federal Home Loan Mortgage Corp.	4.478% (12 Mo. LIBOR + 1.78%	)#	10/1/2038	4,169	4,398,754
Federal Home Loan Mortgage Corp.	4.541% (12 Mo. LIBOR + 1.79%	)#	5/1/2036	3,653	3,842,045
Federal Home Loan Mortgage Corp.	4.605% (12 Mo. LIBOR + 1.94%	)#	9/1/2036	10,829	11,459,705
Federal Home Loan Mortgage Corp.	4.756% (12 Mo. LIBOR + 1.66%	)#	2/1/2038	3,311	3,476,832
Federal Home Loan Mortgage Corp.	4.767% (12 Mo. LIBOR + 1.84%	)#	6/1/2042	9,192	9,629,389
Federal Home Loan Mortgage Corp.	4.772% (1 Yr Treasury Constant Maturity Rate + 2.51%	)#	12/1/2035	4,733	5,053,071
Federal National Mortgage Assoc.	2.657% (12 Mo. LIBOR + 1.60%	)#	12/1/2045	12,011	12,202,482

336	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS (continued)
Federal National Mortgage Assoc.	2.71% (12 Mo. LIBOR + 1.60%	)#	12/1/2045	$9,995	$10,163,915
Federal National Mortgage Assoc.	2.832% (12 Mo. LIBOR + 1.60%	)#	10/1/2045	13,729	13,984,108
Federal National Mortgage Assoc.	2.926% (12 Mo. LIBOR + 1.72%	)#	6/1/2042	9,256	9,448,175
Federal National Mortgage Assoc.	2.943% (12 Mo. LIBOR + 1.74%	)#	5/1/2042	17,852	18,227,755
Federal National Mortgage Assoc.	3.601% (12 Mo. LIBOR + 1.79%	)#	1/1/2041	4,079	4,255,349	(a)
Federal National Mortgage Assoc.	3.684% (12 Mo. LIBOR + 1.82%	)#	1/1/2042	9,770	10,158,318
Federal National Mortgage Assoc.	3.884% (12 Mo. LIBOR + 1.47%	)#	12/1/2035	10,417	10,832,116
Federal National Mortgage Assoc.	3.984% (12 Mo. LIBOR + 1.18%	)#	6/1/2038	2,098	2,168,306
Federal National Mortgage Assoc.	4.017% (12 Mo. LIBOR + 1.80%	)#	11/1/2040	9,809	10,314,229
Federal National Mortgage Assoc.	4.067% (12 Mo. LIBOR + 1.51%	)#	10/1/2035	7,308	7,627,477
Federal National Mortgage Assoc.	4.101% (12 Mo. LIBOR + 1.53%	)#	2/1/2036	4,913	5,132,102
Federal National Mortgage Assoc.	4.128% (12 Mo. LIBOR + 1.80%	)#	10/1/2040	1,434	1,503,042
Federal National Mortgage Assoc.	4.178% (12 Mo. LIBOR + 1.84%	)#	7/1/2040	2,266	2,385,260
Federal National Mortgage Assoc.	4.192% (12 Mo. LIBOR + 1.57%	)#	11/1/2036	2,669	2,796,200
Federal National Mortgage Assoc.	4.233% (12 Mo. LIBOR + 1.81%	)#	12/1/2040	6,784	7,136,852
Federal National Mortgage Assoc.	4.251% (12 Mo. LIBOR + 1.53%	)#	3/1/2039	4,287	4,477,413
Federal National Mortgage Assoc.	4.294% (12 Mo. LIBOR + 1.59%	)#	8/1/2034	9,224	9,645,269
Federal National Mortgage Assoc.	4.295% (12 Mo. LIBOR + 1.66%	)#	9/1/2038	4,351	4,568,795
Federal National Mortgage Assoc.	4.324% (12 Mo. LIBOR + 1.62%	)#	3/1/2038	5,784	6,070,030
Federal National Mortgage Assoc.	4.374%	#	1/1/2038 - 4/1/2038	9,383	9,833,414
Federal National Mortgage Assoc.	4.387% (12 Mo. LIBOR + 1.62%	)#	8/1/2037	5,915	6,181,393

See Notes to Financial Statements.	337

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS (continued)
Federal National Mortgage Assoc.	4.40% (12 Mo. LIBOR + 1.81%	)#	12/1/2040	$3,561	$3,742,987
Federal National Mortgage Assoc.	4.406% (12 Mo. LIBOR + 1.78%	)#	3/1/2042	7,385	7,734,534
Federal National Mortgage Assoc.	4.427% (12 Mo. LIBOR + 1.66%	)#	9/1/2036	3,520	3,679,753
Federal National Mortgage Assoc.	4.537% (12 Mo. LIBOR + 1.79%	)#	1/1/2041	8,986	9,441,143
Federal National Mortgage Assoc.	4.543% (12 Mo. LIBOR + 1.68%	)#	8/1/2038	2,113	2,222,191
Federal National Mortgage Assoc.	4.546% (12 Mo. LIBOR + 1.66%	)#	12/1/2036	3,887	4,074,409
Federal National Mortgage Assoc.	4.557% (12 Mo. LIBOR + 1.73%	)#	10/1/2036	5,441	5,728,877
Federal National Mortgage Assoc.	4.56% (12 Mo. LIBOR + 1.75%	)#	11/1/2038	6,414	6,740,280
Federal National Mortgage Assoc.	4.674% (12 Mo. LIBOR + 1.81%	)#	8/1/2041	4,034	4,237,690
Federal National Mortgage Assoc.	4.686% (1 Yr Treasury Constant Maturity Rate + 2.22%	)#	3/1/2038	2,708	2,870,781
Federal National Mortgage Assoc.	4.688% (12 Mo. LIBOR + 1.78%	)#	10/1/2036	4,019	4,240,968
Federal National Mortgage Assoc.	4.724% (12 Mo. LIBOR + 1.82%	)#	4/1/2040	2,590	2,740,776
Federal National Mortgage Assoc.	4.733% (1 Yr Treasury Constant Maturity Rate + 2.19%	)#	1/1/2038	2,840	3,000,309
Federal National Mortgage Assoc.	4.812% (12 Mo. LIBOR + 1.90%	)#	12/1/2038	3,151	3,345,597
Total Government Sponsored Enterprises Pass-Throughs (cost $313,810,150)					313,314,839

MUNICIPAL BONDS 0.16%

Miscellaneous
IL State GO	6.20%		7/1/2021	116	120,508
New Jersey Econ Dev Auth (AGM)	Zero Coupon		2/15/2020	8,075	8,040,035
New Jersey Transp Tr Fnd Auth	5.00%		12/15/2019	6,900	6,908,211
State of Illinois	4.95%		6/1/2023	64,014	66,939,098
State of Illinois	6.125%		7/1/2021	9,035	9,361,344
Total Municipal Bonds (cost $90,549,579)					91,369,196

338	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 24.11%
1211 Avenue of the Americas Trust 2015-1211 XA IO†	0.38%	#(j)	8/10/2035	$214,200	$3,185,197
A10 Bridge Asset Financing LLC 2015-AA A1†	3.30%		5/15/2036	44,618	44,695,474
AD Mortgage Trust 2017-330M A†	3.294%	#(j)	8/15/2034	3,560	3,658,491
Americold LLC 2010-ARTA A1†	3.847%		1/14/2029	10,254	10,335,930
AOA Mortgage Trust 2015-1177 A†	2.957%		12/13/2029	24,596	24,758,978
AREIT Trust 2018-CRE2 A†	2.743% (1 Mo. LIBOR + .98%	)#	11/14/2035	58,659	58,514,292
Atrium Hotel Portfolio Trust 2017-ATRM A†	2.695% (1 Mo. LIBOR + .93%	)#	12/15/2036	19,170	19,159,271
Atrium Hotel Portfolio Trust 2017-ATRM B†	3.265% (1 Mo. LIBOR + 1.50%	)#	12/15/2036	31,196	31,180,917
Atrium Hotel Portfolio Trust 2018-ATRM A†	2.715% (1 Mo. LIBOR + .95%	)#	6/15/2035	51,559	51,637,669
Atrium Hotel Portfolio Trust 2018-ATRM B†	3.195% (1 Mo. LIBOR + 1.43%	)#	6/15/2035	28,355	28,399,310
Atrium Hotel Portfolio Trust 2018-ATRM C†	3.415% (1 Mo. LIBOR + 1.65%	)#	6/15/2035	9,012	9,026,318
Aventura Mall Trust 2013-AVM A†	3.867%	#(j)	12/5/2032	43,213	43,585,335
Aventura Mall Trust 2013-AVM D†	3.867%	#(j)	12/5/2032	11,000	11,094,705
BAMLL Commercial Mortgage Securities Trust 2019-AHT B†	3.365% (1 Mo. LIBOR + 1.60%	)#	3/15/2034	10,221	10,279,907
BAMLL Commercial Mortgage Securities Trust 2019-RLJ A†	2.815% (1 Mo. LIBOR + 1.05%	)#	4/15/2036	9,729	9,739,369
BAMLL Trust 2011-FSHN A†	4.42%		7/11/2033	34,912	35,745,573
Banc of America Commercial Mortgage Trust 2016-UB10 XA IO	2.126%	#(j)	7/15/2049	86,271	6,847,368
Bancorp Commercial Mortgage Trust (The) 2018-CR3 A†	2.615% (1 Mo. LIBOR + .85%	)#	1/15/2033	22,690	22,678,436
Bancorp Commercial Mortgage Trust 2017-CRE2 A†	2.615% (1 Mo. LIBOR + .85%	)#	8/15/2032	858	858,036
Bancorp Commercial Mortgage Trust 2019-CRE5 A†	2.765% (1 Mo. LIBOR + 1.00%	)#	3/15/2036	53,103	53,132,260
Bancorp Commercial Mortgage Trust 2019-CRE6 A†	2.971% (1 Mo. LIBOR + 1.05%	)#	9/15/2036	78,600	78,692,547
BB-UBS Trust 2012-SHOW A†	3.43%		11/5/2036	39,264	41,080,486
BB-UBS Trust 2012-TFT A†	2.892%		6/5/2030	71,213	71,203,009
BB-UBS Trust 2012-TFT B†	3.584%	#(j)	6/5/2030	7,850	7,808,945
BB-UBS Trust 2012-TFT C†	3.584%	#(j)	6/5/2030	14,354	14,258,843
BBCMS Mortgage Trust 2017-DELC A†	2.615% (1 Mo. LIBOR + .85%	)#	8/15/2036	43,788	43,721,061
BBCMS Mortgage Trust 2018-TALL A†	2.487% (1 Mo. LIBOR + .72%	)#	3/15/2037	43,684	43,555,185

See Notes to Financial Statements.	339

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
BBCMS Mortgage Trust 2018-TALL E†	4.202% (1 Mo. LIBOR + 2.44%	)#	3/15/2037	$49,994	$50,093,708
BBCMS Mortgage Trust 2019-BWAY A†	2.756% (1 Mo. LIBOR + .96%	)#	11/25/2034	58,210	57,891,230
BBCMS Mortgage Trust 2019-BWAY B†	3.11% (1 Mo. LIBOR + 1.31%	)#	11/25/2034	26,273	26,136,809
BBCMS Mortgage Trust 2019-BWAY C†	3.41% (1 Mo. LIBOR + 1.61%	)#	11/25/2034	10,000	9,949,054
BBCMS Trust 2013-TYSN C†	3.821%		9/5/2032	5,475	5,505,574
BBCMS Trust 2015-MSQ A†	3.593%		9/15/2032	19,174	19,778,244
BBCMS Trust 2015-STP A†	3.323%		9/10/2028	6,443	6,486,477
BBCMS Trust 2015-STP B†	3.927%		9/10/2028	11,400	11,501,217
BBCMS Trust 2015-STP C†	4.427%	#(j)	9/10/2028	23,900	24,111,070
BBCMS Trust 2015-STP XA IO†	1.104%	#(j)	9/10/2028	184,769	975,581
BBCMS Trust 2015-VFM A1†	2.466%		3/10/2036	26,434	26,614,522
BBCMS Trust 2018-BXH A†	2.765% (1 Mo. LIBOR + 1.00%	)#	10/15/2037	12,519	12,508,816
BDS 2018-FL1 A†	2.613% (1 Mo. LIBOR + .85%	)#	1/15/2035	16,180	16,200,094
BDS 2018-FL2 A†	2.713% (1 Mo. LIBOR+ .95%	)#	8/15/2035	9,601	9,619,059
BENCHMARK 2018-B3 Mortgage Trust 2018-B3 A3	3.746%		4/10/2051	5,000	5,321,887
Benchmark Mortgage Trust 2019-B12 TCC†	3.555%	#(j)	8/15/2052	5,525	5,408,914	(a)
BHP Trust 2019-BXHP 2019-BXHP A†	2.74% (1 Mo. LIBOR + .98%	)#	8/15/2036	147,811	147,247,825
BHP Trust 2019-BXHP 2019-BXHP B†	3.089% (1 Mo. LIBOR + 1.32%	)#	8/15/2036	42,561	42,414,203
BHP Trust 2019-BXHP E†	4.333% (1 Mo. LIBOR + 2.57%	)#	8/15/2036	40,350	40,287,236
BWAY 2013-1515 Mortgage Trust 2013-1515 A1†	2.809%		3/10/2033	8,422	8,552,249
BWAY Mortgage Trust 2013-1515 XB IO†	0.534%	#(j)	3/10/2033	103,040	2,098,729
BWAY Mortgage Trust 2015-1740 A†	2.917%		1/10/2035	9,488	9,653,978
BX Commercial Mortgage Trust 2018-BIOA A†	2.436% (1 Mo. LIBOR + .67%	)#	3/15/2037	118,269	118,105,943
BX Commercial Mortgage Trust 2019-XL A†	2.685% (1 Mo. LIBOR + .92%	)#	10/15/2036	512,400	513,524,206
BX Commercial Mortgage Trust 2019-XL B†	2.845% (1 Mo. LIBOR + 1.08%	)#	10/15/2036	47,300	47,389,038
BX Commercial Mortgage Trust 2019-XL C†	3.015% (1 Mo. LIBOR + 1.25%	)#	10/15/2036	12,600	12,620,105
BX Trust 2017-APPL D†	3.815% (1 Mo. LIBOR + 2.05%	)#	7/15/2034	21,454	21,495,288
BX Trust 2017-APPL E†	4.915% (1 Mo. LIBOR + 3.15%	)#	7/15/2034	32,923	33,044,388
BX Trust 2017-SLCT C†	3.165% (1 Mo. LIBOR + 1.40%	)#	7/15/2034	12,458	12,465,732

340	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
BX Trust 2017-SLCT D†	3.815% (1 Mo. LIBOR + 2.05%	)#	7/15/2034	$74,720	$74,765,515
BX Trust 2017-SLCT E†	4.915% (1 Mo. LIBOR + 3.15%	)#	7/15/2034	56,002	56,208,646
BX Trust 2018-BILT A†	2.565% (1 Mo. LIBOR + .80%	)#	5/15/2030	41,628	41,507,287
BX Trust 2018-BILT D†	3.535% (1 Mo. LIBOR + 1.77%	)#	5/15/2030	11,427	11,423,631
BX Trust 2018-GW A†	2.565% (1 Mo. LIBOR + .80%	)#	5/15/2035	21,579	21,530,059
BX Trust 2018-GW D†	3.535% (1 Mo. LIBOR + 1.77%	)#	5/15/2035	15,601	15,635,388
BX Trust 2019-RP 2019-RP B†	3.26% (1 Mo. LIBOR + 1.50%	)#	6/15/2034	21,850	21,778,207
BXP Trust 2017-CQHP A†	2.615% (1 Mo. LIBOR + .85%	)#	11/15/2034	41,359	41,262,423
Caesars Palace Las Vegas Trust 2017-VICI A†	3.531%		10/15/2034	189,618	196,906,157
Caesars Palace Las Vegas Trust 2017-VICI B†	3.835%		10/15/2034	94,705	98,414,974
Caesars Palace Las Vegas Trust 2017-VICI C†	4.138%		10/15/2034	55,141	57,588,759
Caesars Palace Las Vegas Trust 2017-VICI C IO†	0.968%	#(j)	10/15/2034	495,108	10,864,155
Caesars Palace Las Vegas Trust 2017-VICI D†	4.499%	#(j)	10/15/2034	28,230	29,540,612
Caesars Palace Las Vegas Trust 2017-VICI D IO†	0.538%	#(j)	10/15/2034	314,538	3,520,467
Caesars Palace Las Vegas Trust 2017-VICI E†	4.499%	#(j)	10/15/2034	95,392	98,893,974
Cantor Commercial Real Estate Lending 2019-CF1 65A	4.411%		5/15/2052	5,498	5,814,820
CCRESG Commercial Mortgage Trust 2016-HEAT B IO	0.885%	#(j)	12/10/2054	146,031	6,406,195
CF Trust 2019-BOSS A1†	4.953% (1 Mo. LIBOR + 3.25%	)#	12/15/2021	63,488	63,574,858	(a)
CF Trust 2019-MF1 2019-MF1 A†	2.815% (1 Mo. LIBOR + 1.05%	)#	8/21/2032	49,351	49,527,919
CF Trust 2019-MF1 2019-MF1 B†	3.115% (1 Mo. LIBOR + 1.35%	)#	8/21/2032	9,204	9,236,674
CF Trust 2019-MF1 2019-MF1 C†	3.415% (1 Mo. LIBOR + 1.65%	)#	8/21/2032	12,746	12,790,738
CFCRE Commercial Mortgage Trust 2011-C2 AJ†	5.933%	#(j)	12/15/2047	8,307	8,701,293
CFCRE Commercial Mortgage Trust 2016-C4 XA IO	1.872%	#(j)	5/10/2058	69,022	5,911,899
CFCRE Commercial Mortgage Trust 2016-C6 XA IO	1.306%	#(j)	11/10/2049	156,586	10,080,360
CFCRE Commercial Mortgage Trust 2018-TAN A†	4.236%		2/15/2033	40,657	43,091,671
CGBAM Commercial Mortgage Trust 2015-SMRT B†	3.213%		4/10/2028	22,707	22,720,347
CGBAM Commercial Mortgage Trust 2015-SMRT C†	3.516%		4/10/2028	15,195	15,207,843
CGBAM Commercial Mortgage Trust 2015-SMRT D†	3.768%		4/10/2028	5,200	5,205,497
Cherrywood SB Commercial Mortgage Loan Trust 2016-1A AFX†	3.73%		3/25/2049	4,254	4,257,014
CHT Mortgage Trust 2017-CSMO A†	2.695% (1 Mo. LIBOR + 0.93%	)#	11/15/2036	92,398	92,554,910
CHT Mortgage Trust 2017-CSMO B†	3.165% (1 Mo. LIBOR + 1.40%	)#	11/15/2036	32,200	32,265,881

See Notes to Financial Statements.	341

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
CHT Mortgage Trust 2017-CSMO D†	4.015% (1 Mo. LIBOR + 2.25%	)#	11/15/2036	$28,625	$28,710,065
Citigroup Commercial Mortgage Trust 2012-GC8 A4	3.024%		9/10/2045	32,833	33,569,766
Citigroup Commercial Mortgage Trust 2012-GC8 XB IO†	0.227%	#(j)	9/10/2045	218,445	975,901
Citigroup Commercial Mortgage Trust 2013-375P A†	3.251%		5/10/2035	14,500	14,956,867
Citigroup Commercial Mortgage Trust 2013-375P A IO	0.495%	#(j)	6/10/2048	242,875	4,473,020
Citigroup Commercial Mortgage Trust 2013-375P B†	3.635%	#(j)	5/10/2035	23,000	23,695,085
Citigroup Commercial Mortgage Trust 2013-GC11 XA IO	1.534%	#(j)	4/10/2046	361,848	13,904,871
Citigroup Commercial Mortgage Trust 2013-GC15 A4	4.371%	#(j)	9/10/2046	13,315	14,300,930
Citigroup Commercial Mortgage Trust 2014-GC19 A3	3.753%		3/10/2047	4,716	4,985,266
Citigroup Commercial Mortgage Trust 2014-GC19 A4	4.023%		3/10/2047	12,490	13,339,427
Citigroup Commercial Mortgage Trust 2014-GC21 XA IO	1.345%	#(j)	5/10/2047	186,057	8,252,211
Citigroup Commercial Mortgage Trust 2014-GC23 XB IO	0.309%	#(j)	7/10/2047	120,131	1,248,329
Citigroup Commercial Mortgage Trust 2015-GC27 AAB	2.944%		2/10/2048	9,186	9,364,255
Citigroup Commercial Mortgage Trust 2015-GC27 XA IO	1.512%	#(j)	2/10/2048	120,613	6,594,265
Citigroup Commercial Mortgage Trust 2015-GC35 XA IO	1.005%	#(j)	11/10/2048	177,688	6,062,537
Citigroup Commercial Mortgage Trust 2016-GC36 XA IO	1.435%	#(j)	2/10/2049	99,568	6,172,809
Citigroup Commercial Mortgage Trust 2016-GC37 XA IO	1.922%	#(j)	4/10/2049	66,749	5,813,537
Citigroup Mortgage Loan Trust 2013-2 5A1†	1.963%	#(j)	7/25/2036	2,140	2,128,635
CityLine Commercial Mortgage Trust 2016-CLNE A†	2.871%	#(j)	11/10/2031	16,235	16,553,250
COMM 2014-UBS3 Mortgage Trust 2014-UBS3 A3	3.546%		6/10/2047	5,767	6,053,923
COMM 2015-CCRE25 Mortgage Trust 2015-CR25 A3	3.505%		8/10/2048	40,356	42,496,840
Commercial Mortgage Pass-Through Certificates 2010-C1 C†	6.129%	#(j)	7/10/2046	17,961	18,386,658

342	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Commercial Mortgage Pass-Through Certificates 2010-C1 D†	6.264%	#(j)	7/10/2046	$12,446	$12,660,457
Commercial Mortgage Pass-Through Certificates 2012-CR3 AM†	3.416%		10/15/2045	7,449	7,623,894
Commercial Mortgage Pass-Through Certificates 2012-CR4 XA IO	1.854%	#(j)	10/15/2045	208,330	7,815,919
Commercial Mortgage Pass-Through Certificates 2012-CR5 AM†	3.223%		12/10/2045	22,028	22,579,819
Commercial Mortgage Pass-Through Certificates 2012-LC4 XA IO†	2.288%	#(j)	12/10/2044	61,479	2,160,573
Commercial Mortgage Pass-Through Certificates 2012-LTRT A1†	2.15%		10/5/2030	15,287	15,220,056
Commercial Mortgage Pass-Through Certificates 2013-CR10 A4	4.21%	#(j)	8/10/2046	9,960	10,654,830
Commercial Mortgage Pass-Through Certificates 2013-CR12 A3	3.765%		10/10/2046	17,392	18,257,440
Commercial Mortgage Pass-Through Certificates 2013-CR6 A4	3.101%		3/10/2046	4,850	4,983,300
Commercial Mortgage Pass-Through Certificates 2013-CR7 A4	3.213%		3/10/2046	24,910	25,635,676
Commercial Mortgage Pass-Through Certificates 2013-CR7 XA IO	1.358%	#(j)	3/10/2046	161,476	5,039,409
Commercial Mortgage Pass-Through Certificates 2013-CR8 A5	3.612%	#(j)	6/10/2046	20,290	21,186,493
Commercial Mortgage Pass-Through Certificates 2013-CR8 XA IO	0.542%	#(j)	6/10/2046	429,680	5,255,200
Commercial Mortgage Pass-Through Certificates 2013-CR9 A4	4.373%	#(j)	7/10/2045	34,885	37,152,134
Commercial Mortgage Pass-Through Certificates 2013-GAM A2†	3.367%		2/10/2028	15,413	15,512,835
Commercial Mortgage Pass-Through Certificates 2013-SFS A1†	1.873%		4/12/2035	14,971	14,922,644
Commercial Mortgage Pass-Through Certificates 2013-WWP XB IO†	0.389%	#(j)	3/10/2031	265,903	2,405,066
Commercial Mortgage Pass-Through Certificates 2014 CR17 A4	3.70%		5/10/2047	60,470	63,830,959
Commercial Mortgage Pass-Through Certificates 2014-277P A†	3.732%	#(j)	8/10/2049	16,960	18,008,203
Commercial Mortgage Pass-Through Certificates 2014-CR16 A4	4.051%		4/10/2047	22,071	23,582,613
Commercial Mortgage Pass-Through Certificates 2014-CR17 A5	3.977%		5/10/2047	7,751	8,281,270

See Notes to Financial Statements.	343

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Commercial Mortgage Pass-Through Certificates 2014-CR18 A5	3.828%		7/15/2047	$25,645	$27,277,421
Commercial Mortgage Pass-Through Certificates 2014-CR19 A4	3.532%		8/10/2047	18,366	19,293,152
Commercial Mortgage Pass-Through Certificates 2014-CR19 A5	3.796%		8/10/2047	10,150	10,813,041
Commercial Mortgage Pass-Through Certificates 2014-CR19 XA IO	1.191%	#(j)	8/10/2047	86,055	3,370,370
Commercial Mortgage Pass-Through Certificates 2014-CR21 XA IO	1.016%	#(j)	12/10/2047	108,002	3,914,648
Commercial Mortgage Pass-Through Certificates 2014-FL5 B†	3.30% (1 Mo. LIBOR + 2.15%	)#	10/15/2031	724	723,551
Commercial Mortgage Pass-Through Certificates 2014-LC15 A3	3.727%		4/10/2047	72,777	76,873,826
Commercial Mortgage Pass-Through Certificates 2014-LC15 A3 IO†	0.817%	#(j)	7/10/2050	178,627	4,581,663
Commercial Mortgage Pass-Through Certificates 2014-LC15 A4	4.006%		4/10/2047	18,061	19,293,725
Commercial Mortgage Pass-Through Certificates 2014-LC17 XA IO	0.925%	#(j)	10/10/2047	114,076	3,338,566
Commercial Mortgage Pass-Through Certificates 2014-UBS3 A4	3.819%		6/10/2047	13,342	14,169,005
Commercial Mortgage Pass-Through Certificates 2014-UBS5 XA IO	1.03%	#(j)	9/10/2047	204,061	6,584,540
Commercial Mortgage Pass-Through Certificates 2015-CR23 CMC†	3.807%	#(j)	5/10/2048	8,800	8,817,142
Commercial Mortgage Pass-Through Certificates 2016-COR1 A2	2.499%		10/10/2049	14,521	14,590,721
Commercial Mortgage Pass-Through Certificates 2016-DC2 ASB	3.55%		2/10/2049	5,260	5,487,206
Commercial Mortgage Pass-Through Certificates 2016-GCT C IO	1.545%	#(j)	8/10/2049	118,274	8,586,952
Commercial Mortgage Pass-Through Certificates 2016-GCT D†	3.577%	#(j)	8/10/2029	7,193	7,239,407
Commercial Mortgage Pass-Through Certificates 2016-GCT E†	3.577%	#(j)	8/10/2029	6,850	6,838,587
Commercial Mortgage Pass-Through Certificates 2017-PANW D†	4.343%	#(j)	10/10/2029	18,022	18,735,862
Commercial Mortgage Trust 2006-GG7 AM	5.807%	#(j)	7/10/2038	12,206	12,288,663
Credit Suisse Commercial Mortgage Securities Corp. 2019-SKLZ A†	3.015% (1 Mo. LIBOR + 1.25%	)#	1/15/2034	8,300	8,321,668

344	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Credit Suisse Commercial Mortgage Securities Corp. 2019-SKLZ A IO†	0.697%	#(j)	9/15/2037	$115,519	$3,092,962
Credit Suisse Commercial Mortgage Securities Corp. 2019-SKLZ B†	3.665% (1 Mo. LIBOR + 1.90%	)#	1/15/2034	33,700	33,823,288
Credit Suisse Commercial Mortgage Securities Corp. 2019-SKLZ C†	4.515% (1 Mo. LIBOR + 2.75%	)#	1/15/2034	21,900	22,041,623
Credit Suisse Commercial Mortgage Securities Corp. 2019-SKLZ D†	5.365% (1 Mo. LIBOR + 3.60%	)#	1/15/2034	6,000	6,055,432
Credit Suisse Mortgage Capital Certificates 2011-2R 4A1†	1.933% (1 Mo. LIBOR + .11%	)#	2/27/2037	1,630	1,613,538
Credit Suisse Mortgage Capital Certificates 2012-7R 2A1†	4.386%	#(j)	6/26/2036	207	207,030
Credit Suisse Mortgage Capital Certificates 2017-HD A†	2.715% (1 Mo. LIBOR + .95%	)#	2/15/2031	37,217	37,204,878
Credit Suisse Mortgage Capital Certificates 2017-HD B†	3.115% (1 Mo. LIBOR + 1.35%	)#	2/15/2031	12,038	12,025,897
Credit Suisse Mortgage Capital Certificates 2017-HD C†	3.465% (1 Mo. LIBOR + 1.70%	)#	2/15/2031	6,721	6,709,559
Credit Suisse Mortgage Capital Certificates 2017-HD D†	4.265% (1 Mo. LIBOR + 2.50%	)#	2/15/2031	12,130	12,101,293
Credit Suisse Mortgage Capital Certificates 2017-HD E†	5.415% (1 Mo. LIBOR + 3.65%	)#	2/15/2031	17,624	17,590,330
Credit Suisse Mortgage Capital Certificates 2017-LSTK A†	2.761%		4/5/2033	64,601	64,790,601
Credit Suisse Mortgage Capital Certificates 2017-LSTK B†	3.03%		4/5/2033	13,175	13,220,628
Credit Suisse Mortgage Capital Certificates 2017-LSTK C†	3.229%		4/5/2033	8,450	8,446,411
Credit Suisse Mortgage Capital Certificates 2017-LSTK D†	3.442%	#(j)	4/5/2033	9,850	9,839,593
Credit Suisse Mortgage Capital Certificates 2017-MOON A†	3.197%		7/10/2034	45,816	47,042,339
Credit Suisse Mortgage Capital Certificates 2017-MOON B†	3.303%	#(j)	7/10/2034	8,250	8,412,929
Credit Suisse Mortgage Capital Certificates 2017-MOON D†	3.303%	#(j)	7/10/2034	9,093	9,129,316
Credit Suisse Mortgage Capital Certificates 2019-ICE4 A†	2.745% (1 Mo. LIBOR + .98%	)#	5/15/2036	97,265	97,507,686
Credit Suisse Mortgage Capital Certificates 2019-ICE4 B†	2.995% (1 Mo. LIBOR + 1.23%	)#	5/15/2036	98,596	98,873,656
Credit Suisse Mortgage Capital Certificates 2019-ICE4 C†	3.195% (1 Mo. LIBOR + 1.43%	)#	5/15/2036	105,392	105,645,352

See Notes to Financial Statements.	345

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Credit Suisse Mortgage Capital Certificates 2019-ICE4 C IO	2.062%	#(j)	1/15/2049	$161,128	$14,019,524
Credit Suisse Mortgage Capital Certificates Trust 2017-PFHP A†	2.715% (1 Mo. LIBOR + .95%	)#	12/15/2030	18,561	18,568,881
Credit Suisse Mortgage Capital Certificates Trust 2017-PFHP C†	3.365% (1 Mo. LIBOR + 1.60%	)#	12/15/2030	14,832	14,825,539
CSAIL Commercial Mortgage Trust 2015-C2 ASB	3.224%		6/15/2057	16,706	17,159,137
CSAIL Commercial Mortgage Trust 2015-C4 A2	3.157%		11/15/2048	13,828	13,872,384
CSAIL Commercial Mortgage Trust 2015-C4 A2 IO	1.628%	#(j)	8/10/2049	194,438	15,672,245
CSAIL Commercial Mortgage Trust 2016-C7 XA IO	1.114%	#(j)	11/15/2049	219,097	11,364,847
CSAIL Commercial Mortgage Trust 2018-C14 A2	4.261%		11/15/2051	46,551	49,878,233
CSMC 2014-USA OA LLC 2014-USA A1†	3.304%		9/15/2037	12,000	12,272,462
DBGS Mortgage Trust 2018 5BP A†	2.41% (1 Mo. LIBOR + .65%	)#	6/15/2033	38,755	38,669,367
DBGS Mortgage Trust 2018-BIOD A†	2.568% (1 Mo. LIBOR + .80%	)#	5/15/2035	49,317	49,173,200
DBUBS Mortgage Trust 2011-LC2A A1†	3.527%		7/10/2044	4,848	4,875,499
DBUBS Mortgage Trust 2011-LC2A A4†	4.537%		7/10/2044	17,793	18,216,931
DBUBS Mortgage Trust 2011-LC2A B†	4.998%	#(j)	7/10/2044	6,825	7,062,227
DBUBS Mortgage Trust 2011-LC3A PM4†	5.268%	#(j)	5/10/2044	9,200	9,411,922
DBWF Mortgage Trust 2015-LCM A1†	2.998%		6/10/2034	15,583	15,734,807
DBWF Mortgage Trust 2015-LCM XA IO†	0.537%	#(j)	6/10/2034	30,793	458,504
DBWF Mortgage Trust 2018-AMXP A†	3.873%	#(j)	5/5/2035	303,200	314,584,978
DBWF Mortgage Trust 2018-AMXP B†	4.122%	#(j)	5/5/2035	53,868	55,943,265
DBWF Mortgage Trust 2018-AMXP C†	3.956%	#(j)	5/5/2035	49,438	50,276,716
DBWF Mortgage Trust 2018-AMXP D†	3.917%	#(j)	5/5/2035	6,780	6,868,308
DBWF Mortgage Trust 2018-GLKS A†	2.763% (1 Mo. LIBOR + 1.03%	)#	11/19/2035	75,649	75,843,373
DBWF Mortgage Trust 2018-GLKS B†	3.083% (1 Mo. LIBOR + 1.35%	)#	11/19/2035	12,250	12,275,759
DBWF Mortgage Trust 2018-GLKS D†	4.133% (1 Mo. LIBOR + 2.40%	)#	11/19/2035	34,200	34,396,889
Exantas Capital Corp., Ltd. 2019-RSO7 A†	2.763% (1 Mo. LIBOR + 1.00%	)#	4/15/2036	38,940	38,905,568
Exantas Capital Corp., Ltd. 2019-RSO7 AS†	3.263% (1 Mo. LIBOR + 1.50%	)#	4/15/2036	38,900	38,964,185
Fontainebleau Miami Beach Trust 2019-FBLU 2019-FBLU XA†(c)	0.774%	#(j)	12/10/2036	367,400	11,294,427
Fontainebleau Miami Beach Trust 2019-FBLU A†(c)	3.144%		12/10/2036	37,609	38,761,293
Fontainebleau Miami Beach Trust 2019-FBLU B†(c)	3.447%		12/10/2036	16,564	17,071,882

346	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
GRACE Mortgage Trust 2014-GRCE A†	3.369%		6/10/2028	$37,238	$37,730,551
Great Wolf Trust 2017-WOLF D†	3.865% (1 Mo. LIBOR + 2.10%	)#	9/15/2034	65,917	65,981,256
Great Wolf Trust 2017-WOLF E†	4.865% (1 Mo. LIBOR + 3.10%	)#	9/15/2034	76,090	76,225,486
Great Wolf Trust 2017-WOLF F†	5.835% (1 Mo. LIBOR + 4.07%	)#	9/15/2034	15,289	15,327,744
GS Mortgage Securities Corp Trust 2017-SLP A†	3.419%		10/10/2032	12,601	12,972,692
GS Mortgage Securities Corp. II 2012-BWTR A†	2.954%		11/5/2034	9,225	9,439,957
GS Mortgage Securities Corp. II 2012-TMSQ A†	3.007%		12/10/2030	43,122	44,046,217
GS Mortgage Securities Corp. II 2012-TMSQ C†	3.573%	#(j)	12/10/2030	14,494	14,795,510
GS Mortgage Securities Corp. II 2013-KING A†	2.706%		12/10/2027	33,825	33,806,689
GS Mortgage Securities Corp. II 2013-KING B†	3.241%		12/10/2027	28,300	28,280,170
GS Mortgage Securities Corp. II 2013-KING C†	3.55%	#(j)	12/10/2027	22,300	22,283,139
GS Mortgage Securities Corp. II 2013-KING E†	3.55%	#(j)	12/10/2027	3,000	2,997,103
GS Mortgage Securities Corp. Trust 2012-ALOH A†	3.551%		4/10/2034	66,194	67,920,944
GS Mortgage Securities Corp. Trust 2012-ALOH B†	4.049%		4/10/2034	10,750	11,055,597
GS Mortgage Securities Corp. Trust 2012-ALOH C†	4.267%	#(j)	4/10/2034	6,779	6,982,233
GS Mortgage Securities Corp. Trust 2016-RENT C†	4.202%	#(j)	2/10/2029	13,648	13,798,076
GS Mortgage Securities Corp. Trust 2017-GPTX A†	2.856%		5/10/2034	42,391	42,398,323
GS Mortgage Securities Corp. Trust 2017-GPTX B†	3.104%		5/10/2034	31,294	31,227,206
GS Mortgage Securities Corp. Trust 2017-STAY A†	2.615% (1 Mo. LIBOR + .85%	)#	7/15/2032	35,859	35,871,536
GS Mortgage Securities Corp. Trust 2017-STAY B†	2.865% (1 Mo. LIBOR + 1.10%	)#	7/15/2032	16,811	16,835,830
GS Mortgage Securities Corp. Trust 2017-STAY C†	3.115% (1 Mo. LIBOR + 1.35%	)#	7/15/2032	15,428	15,431,456
GS Mortgage Securities Corp. Trust 2017-STAY D†	3.715% (1 Mo. LIBOR + 1.95%	)#	7/15/2032	19,051	19,026,685
GS Mortgage Securities Corp. Trust 2018-RIVR A†	2.715% (1 Mo. LIBOR + .95%	)#	7/15/2035	47,683	47,799,714
GS Mortgage Securities Corp. Trust 2019-70P A†	2.765% (1 Mo. LIBOR + 1.00%	)#	10/15/2036	143,294	143,483,764
GS Mortgage Securities Corp. Trust 2019-70P B†	3.085% (1 Mo. LIBOR + 1.32%	)#	10/15/2036	31,548	31,590,759
GS Mortgage Securities Corp. Trust 2019-BOCA A†	2.965% (1 Mo. LIBOR + 1.20%	)#	6/15/2038	96,564	96,754,328
GS Mortgage Securities Corp. Trust 2019-BOCA A IO†	2.123%	#(j)	1/10/2045	173,013	5,143,701
GS Mortgage Securities Corp. Trust 2019-BOCA B†	3.265% (1 Mo. LIBOR + 1.50%	)#	6/15/2038	18,875	18,912,539

See Notes to Financial Statements.	347

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
GS Mortgage Securities Corp. Trust 2019-SMP A†	2.915% (1 Mo. LIBOR + 1.15%	)#	8/15/2032	$22,000	$22,027,117
GS Mortgage Securities Trust 2010-C2 A1†	3.849%		12/10/2043	1,422	1,429,711
GS Mortgage Securities Trust 2011-GC5 B†	5.556%	#(j)	8/10/2044	39,535	41,172,851
GS Mortgage Securities Trust 2012-GC6 B†	5.84%	#(j)	1/10/2045	14,812	15,712,875
GS Mortgage Securities Trust 2012-GCJ7 B	4.74%		5/10/2045	11,331	11,810,143
GS Mortgage Securities Trust 2012-GCJ9 XA IO	2.107%	#(j)	11/10/2045	88,020	4,123,993
GS Mortgage Securities Trust 2012-GCJ9 XB IO†	0.44%	#(j)	11/10/2045	90,229	891,792
GS Mortgage Securities Trust 2013 GC12 B	3.777%	#(j)	6/10/2046	5,809	5,990,381
GS Mortgage Securities Trust 2013-G1 A1†	2.059%		4/10/2031	8,625	8,605,677
GS Mortgage Securities Trust 2013-GC12 XA IO	1.557%	#(j)	6/10/2046	439,563	17,835,410
GS Mortgage Securities Trust 2013-GC14 A5	4.243%		8/10/2046	16,691	17,838,593
GS Mortgage Securities Trust 2014-GC18 A4	4.074%		1/10/2047	13,702	14,658,150
GS Mortgage Securities Trust 2014-GC22 A5	3.862%		6/10/2047	25,948	27,686,140
GS Mortgage Securities Trust 2014-GC26 XA IO	1.124%	#(j)	11/10/2047	90,628	3,679,127
GS Mortgage Securities Trust 2015-GS1 XA IO	0.934%	#(j)	11/10/2048	93,606	3,808,609
GS Mortgage Securities Trust 2016-GS2 XA IO	1.803%	#(j)	5/10/2049	221,059	16,742,906
GS Mortgage Securities Trust 2016-GS4 225A†	2.636%		11/10/2029	12,237	12,286,756	(a)
GS Mortgage Securities Trust 2016-GS4 225C†	3.778%		11/10/2029	21,308	21,628,745	(a)
GS Mortgage Securities Trust 2016-GS4 225D†	4.766%		11/10/2029	28,888	29,641,352	(a)
Hawaii Hotel Trust 2019-MAUI A†	2.915% (1 Mo. LIBOR + 1.15%	)#	5/15/2038	106,236	106,541,004
Hawaii Hotel Trust 2019-MAUI B†	3.215% (1 Mo. LIBOR + 1.45%	)#	5/15/2038	35,079	35,180,171
Hilton Orlando Trust 2018-ORL A†	2.535% (1 Mo. LIBOR + .77%	)#	12/15/2034	32,401	32,433,349
Hilton Orlando Trust 2018-ORL D†	3.465% (1 Mo. LIBOR + 1.70%	)#	12/15/2034	22,717	22,748,945
Hilton USA Trust 2016-SFP B†	3.323%		11/5/2035	4,745	4,744,625
HMH Trust 2017-NSS A†	3.062%		7/5/2031	33,687	34,187,107
HMH Trust 2017-NSS B†	3.343%		7/5/2031	21,685	22,068,050
HMH Trust 2017-NSS C†	3.787%		7/5/2031	16,116	16,295,487
HMH Trust 2017-NSS D†	4.723%		7/5/2031	21,309	21,754,399
HMH Trust 2017-NSS D IO†	1.417%	#(j)	8/5/2034	171,661	5,393,589
Hudsons Bay Simon JV Trust 2015-HB10 XA10 IO†	1.474%	#(j)	8/5/2034	150,785	10,235,286
Hudsons Bay Simon JV Trust 2015-HB7 A7†	3.914%		8/5/2034	65,851	67,241,259
Hudsons Bay Simon JV Trust 2015-HB7 B7†	4.666%		8/5/2034	5,000	5,047,380
Hudsons Bay Simon JV Trust 2015-HB7 D7†	5.331%	#(j)	8/5/2034	5,000	4,803,216
IMT Trust 2017-APTS AFX†	3.478%		6/15/2034	1,380	1,443,698

348	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Irvine Core Office Trust 2013-IRV A1†	2.068%		5/15/2048	$27,128	$27,061,221
Irvine Core Office Trust 2013-IRV A2†	3.279%	#(j)	5/15/2048	40,462	41,887,677
Irvine Core Office Trust 2013-IRV XA IO†	1.211%	#(j)	5/15/2048	55,280	1,059,246
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2019-MARG A†	2.865% (1 Mo. LIBOR + 1.10%	)#	5/15/2034	48,269	48,404,636
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2019-MARG B†	3.165% (1 Mo. LIBOR + 1.40%	)#	5/15/2034	11,000	11,030,690
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2019-MARG C†	3.475% (1 Mo. LIBOR + 1.71%	)#	5/15/2034	7,900	7,921,883
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2019-MARG D†	3.875% (1 Mo. LIBOR + 2.11%	)#	5/15/2034	11,950	11,982,743
JP Morgan Chase Commercial Mortgage Securities Trust 2019-UES A†	3.81%		5/5/2032	6,710	7,113,703
JPMBB Commercial Mortgage Securities Trust 2014-C26 A4	3.494%		1/15/2048	10,100	10,653,972
JPMBB Commercial Mortgage Securities Trust 2015-C27 A3A2†	2.92%		2/15/2048	47,373	48,702,068
JPMorgan Chase Commercial Mortgage Securities Trust	3.75%		9/15/2029	69,956	70,087,021	(a)
JPMorgan Chase Commercial Mortgage Securities Trust	4.65%		9/15/2029	15,299	15,327,369	(a)
JPMorgan Chase Commercial Mortgage Securities Trust	5.35%		9/15/2029	11,384	11,405,098	(a)
JPMorgan Chase Commercial Mortgage Securities Trust	6.35%		9/15/2029	14,048	14,074,011	(a)
JPMorgan Chase Commercial Mortgage Securities Trust	7.35%		9/15/2029	8,338	8,353,422	(a)
JPMorgan Chase Commercial Mortgage Securities Trust 2010-C1 A2†	4.608%		6/15/2043	1,529	1,530,577
JPMorgan Chase Commercial Mortgage Securities Trust 2010-C2 B†	5.075%	#(j)	11/15/2043	1,710	1,737,084
JPMorgan Chase Commercial Mortgage Securities Trust 2012-C6 B	4.819%	#(j)	5/15/2045	9,466	9,911,455
JPMorgan Chase Commercial Mortgage Securities Trust 2012-WLDN A†	3.905%		5/5/2030	73,691	75,659,738
JPMorgan Chase Commercial Mortgage Securities Trust 2013-C10 XA IO	1.12%	#(j)	12/15/2047	258,737	7,006,811
JPMorgan Chase Commercial Mortgage Securities Trust 2013-C12 XA IO	0.601%	#(j)	7/15/2045	140,605	1,933,896
JPMorgan Chase Commercial Mortgage Securities Trust 2013-C14 A4	4.133%	#(j)	8/15/2046	37,840	40,330,008

See Notes to Financial Statements.	349

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Trust 2013-C14 A4 IO	1.108%	#(j)	1/15/2048	$161,884	$6,275,030
JPMorgan Chase Commercial Mortgage Securities Trust 2013-LC11 XA IO	1.399%	#(j)	4/15/2046	97,424	3,511,115
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C18 A5	4.079%		2/15/2047	20,800	22,295,129
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C19 A2	3.046%		4/15/2047	362	363,847
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C19 XA IO	0.909%	#(j)	4/15/2047	65,479	1,434,935
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C19 XB IO	0.441%	#(j)	4/15/2047	34,361	493,565
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C22 A4	3.801%		9/15/2047	36,541	38,949,607
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C24 XA IO	1.079%	#(j)	11/15/2047	100,224	3,112,486
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C25 XA IO	1.007%	#(j)	11/15/2047	176,236	6,212,362
JPMorgan Chase Commercial Mortgage Securities Trust 2014-DSTY A†	3.429%		6/10/2027	163,798	164,808,669
JPMorgan Chase Commercial Mortgage Securities Trust 2014-DSTY B†	3.771%		6/10/2027	20,772	20,694,147
JPMorgan Chase Commercial Mortgage Securities Trust 2014-DSTY C†	3.931%	#(j)	6/10/2027	14,352	13,547,807	(a)
JPMorgan Chase Commercial Mortgage Securities Trust 2014-DSTY D†	3.931%	#(j)	6/10/2027	25,795	17,857,851
JPMorgan Chase Commercial Mortgage Securities Trust 2014-DSTY XA IO†	0.503%	#(j)	6/10/2027	102,274	3,068
JPMorgan Chase Commercial Mortgage Securities Trust 2014-DSTY XB IO†	0.16%	#(j)	6/10/2027	45,476	455
JPMorgan Chase Commercial Mortgage Securities Trust 2015-C28 A2	2.773%		10/15/2048	1,168	1,167,832
JPMorgan Chase Commercial Mortgage Securities Trust 2015-C28 A2 IO	0.873%	#(j)	12/15/2049	169,272	5,451,717
JPMorgan Chase Commercial Mortgage Securities Trust 2015-C29 XA IO	0.901%	#(j)	5/15/2048	91,463	2,182,823
JPMorgan Chase Commercial Mortgage Securities Trust 2015-C30 XA IO	0.671%	#(j)	7/15/2048	132,037	3,350,491
JPMorgan Chase Commercial Mortgage Securities Trust 2015-C31 A2	3.008%		8/15/2048	5,000	5,011,689
JPMorgan Chase Commercial Mortgage Securities Trust 2015-C32 ASB	3.358%		11/15/2048	15,275	15,826,867

350	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Trust 2015-UES B†	3.387%		9/5/2032	$12,900	$12,952,426
JPMorgan Chase Commercial Mortgage Securities Trust 2015-UES C†	3.742%	#(j)	9/5/2032	10,800	10,851,996
JPMorgan Chase Commercial Mortgage Securities Trust 2015-UES XA IO†	0.809%	#(j)	9/5/2032	242,750	595,951
JPMorgan Chase Commercial Mortgage Securities Trust 2016-WIKI A†	2.798%		10/5/2031	60,038	60,545,381
JPMorgan Chase Commercial Mortgage Securities Trust 2016-WIKI B†	3.201%		10/5/2031	12,036	12,160,014
JPMorgan Chase Commercial Mortgage Securities Trust 2016-WIKI C†	3.554%		10/5/2031	15,357	15,541,122
JPMorgan Chase Commercial Mortgage Securities Trust 2016-WIKI C IO†	0.791%	#(j)	10/5/2031	77,997	735,512
JPMorgan Chase Commercial Mortgage Securities Trust 2016-WIKI D†	4.143%	#(j)	10/5/2031	29,748	30,261,992
JPMorgan Chase Commercial Mortgage Securities Trust 2016-WIKI D IO	1.22%	#(j)	9/15/2050	293,091	17,655,449
JPMorgan Chase Commercial Mortgage Securities Trust 2016-WIKI E†	4.143%	#(j)	10/5/2031	9,726	9,825,079
JPMorgan Chase Commercial Mortgage Securities Trust 2016-WIKI XA IO†	1.345%	#(j)	10/5/2031	131,129	2,183,298
JPMorgan Chase Commercial Mortgage Securities Trust 2017-C5 A2	3.33%		3/15/2050	12,683	12,823,259
JPMorgan Chase Commercial Mortgage Securities Trust 2017-JP7 A3	3.379%		9/15/2050	10,000	10,440,836
JPMorgan Chase Commercial Mortgage Securities Trust 2017-MARK A†	3.392%		6/5/2032	51,308	52,366,058
JPMorgan Chase Commercial Mortgage Securities Trust 2017-MARK B†	3.795%		6/5/2032	21,137	21,574,248
JPMorgan Chase Commercial Mortgage Securities Trust 2017-MARK C†	4.171%	#(j)	6/5/2032	15,721	16,031,285
JPMorgan Chase Commercial Mortgage Securities Trust 2018-BCON A†	3.735%		1/5/2031	27,681	28,833,083
JPMorgan Chase Commercial Mortgage Securities Trust 2018-LAQ A†	2.765% (1 Mo. LIBOR + 1.00%	)#	6/15/2032	130,879	131,077,202
JPMorgan Chase Commercial Mortgage Securities Trust 2018-LAQ B†	3.065% (1 Mo. LIBOR + 1.30%	)#	6/15/2032	33,885	33,937,814
JPMorgan Chase Commercial Mortgage Securities Trust 2018-LAQ C†	3.365% (1 Mo. LIBOR + 1.60%	)#	6/15/2032	26,494	26,552,603
JPMorgan Chase Commercial Mortgage Securities Trust 2018-LAQ D†	3.865% (1 Mo. LIBOR + 2.10%	)#	6/15/2032	4,597	4,620,057

See Notes to Financial Statements.	351

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Trust 2018-LAQ E†	4.765% (1 Mo. LIBOR + 3.00%	)#	6/15/2035	$6,710	$6,756,614
JPMorgan Chase Commercial Mortgage Securities Trust 2018-MINN†	2.934% (1 Mo. LIBOR + 1.27%	)#	11/15/2035	38,730	38,806,879
JPMorgan Chase Commercial Mortgage Securities Trust 2018-MINN B†	3.264% (1 Mo. LIBOR + 1.60%	)#	11/15/2035	10,053	10,072,754
JPMorgan Chase Commercial Mortgage Securities Trust 2018-MINN C†	3.614% (1 Mo. LIBOR + 1.95%	)#	11/15/2035	8,746	8,763,098
JPMorgan Chase Commercial Mortgage Securities Trust 2018-MINN D†	3.914% (1 Mo. LIBOR + 2.25%	)#	11/15/2035	4,900	4,909,482
JPMorgan Chase Commercial Mortgage Securities Trust 2018-PTC A†	2.965% (1 Mo. LIBOR + 1.20%	)#	4/15/2031	53,048	53,163,157
JPMorgan Chase Commercial Mortgage Securities Trust 2018-PTC B†	3.665% (1 Mo. LIBOR + 1.90%	)#	4/15/2031	14,359	14,387,549
JPMorgan Chase Commercial Mortgage Securities Trust 2018-PTC C†	4.065% (1 Mo. LIBOR + 2.30%	)#	4/15/2031	10,608	10,638,195
JPMorgan Chase Commercial Mortgage Securities Trust 2018-PTC D†	4.885% (1 Mo. LIBOR + 3.12%	)#	4/15/2031	5,572	5,592,034
JPMorgan Chase Commercial Mortgage Securities Trust 2018-WPT AFL†	2.724% (1 Mo. LIBOR + .95%	)#	7/5/2033	32,310	32,257,212
JPMorgan Chase Commercial Mortgage Securities Trust 2018-WPT AFX†	4.248%		7/5/2033	101,017	107,782,735
JPMorgan Chase Commercial Mortgage Securities Trust 2018-WPT BFX†	4.549%		7/5/2033	23,661	25,298,142
JPMorgan Chase Commercial Mortgage Securities Trust 2018-WPT CFL†	3.424% (1 Mo. LIBOR + 1.65%	)#	7/5/2033	9,118	9,104,064
JPMorgan Chase Commercial Mortgage Securities Trust 2018-WPT CFX†	4.95%		7/5/2033	31,569	33,799,318
JPMorgan Chase Commercial Mortgage Securities Trust 2018-WPT DFL†	4.024% (1 Mo. LIBOR + 2.25%	)#	7/5/2033	9,118	9,108,582
JPMorgan Chase Commercial Mortgage Securities Trust 2018-WPT DFX†	5.35%		7/5/2033	36,128	38,769,896
JPMorgan Chase Commercial Mortgage Securities Trust 2018-WPT XAFX IO†	1.295%	#(j)	7/5/2033	155,900	5,921,082
JPMorgan Chase Commercial Mortgage Securities Trust 2019-ICON A†	3.884%		1/5/2034	48,806	51,720,694
JPMorgan Chase Commercial Mortgage Securities Trust 2019-ICON B†	4.235%		1/5/2034	13,737	14,553,939
JPMorgan Chase Commercial Mortgage Securities Trust 2019-ICON C†	4.536%		1/5/2034	13,000	13,770,380
JPMorgan Chase Commercial Mortgage Securities Trust 2019-ICON D†	5.038%		1/5/2034	13,262	14,017,669

352	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Trust 2019-ICON XA IO†	1.996%	#(j)	3/10/2049	$98,871	$5,982,072
Key Commercial Mortgage Securities Trust 2019-S2 2019-S2 A1†	2.656%		6/15/2052	16,483	16,567,985
Key Commercial Mortgage Securities Trust 2019-S2 2019-S2 X†	1.725%	#(j)	6/15/2052	132,581	13,586,201
Ladder Capital Commercial Mortgage Securities LLC 2014-909 A†	3.388%		5/15/2031	7,200	7,306,848
Ladder Capital Commercial Mortgage Securities LLC 2014-PKMD A†	2.952%	#(j)	11/14/2027	190,968	190,780,049
Ladder Capital Commercial Mortgage Securities LLC 2014-PKMD B†	2.952%	#(j)	11/14/2027	16,023	16,006,637
Ladder Capital Commercial Mortgage Trust 2013-GCP A1†	3.575%		2/15/2036	8,000	8,387,028
LoanCore Issuer Ltd. 2019-CRE3 A†	2.815% (1 Mo. LIBOR + 1.05%	)#	4/15/2034	122,235	122,257,919
LoanCore Issuer Ltd. 2019-CRE3 AS†	3.135% (1 Mo. LIBOR + 1.37%	)#	4/15/2034	24,298	24,310,149
LSTAR Commercial Mortgage Trust 2017-5 A1†	2.417%		3/10/2050	11,270	11,297,411
LSTAR Commercial Mortgage Trust 2017-5 A2†	2.776%		3/10/2050	28,000	28,202,894
LSTAR Commercial Mortgage Trust 2017-5 A3†	4.50%		3/10/2050	72,650	76,955,602
Morgan Stanley Bank of America Merrill Lynch Trust 2012-CKSV A1†	2.117%		10/15/2030	10,056	10,003,549
Morgan Stanley Bank of America Merrill Lynch Trust 2012-CKSV A2†	3.277%		10/15/2030	15,315	15,482,491
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C7 A4	2.918%		2/15/2046	5,280	5,393,635
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C7 A4 IO	1.557%	#(j)	11/15/2049	269,926	19,240,306
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C8 A4	3.134%		12/15/2048	9,470	9,730,525
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C9 XA IO	1.194%	#(j)	5/15/2046	205,261	6,110,827
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C9 XB IO†	0.404%	#(j)	5/15/2046	107,177	1,208,959
Morgan Stanley Bank of America Merrill Lynch Trust 2014-C17 2014-C17 A4	3.443%		8/15/2047	11,485	12,012,429
Morgan Stanley Bank of America Merrill Lynch Trust 2014-C19 XA IO	1.152%	#(j)	12/15/2047	115,912	4,566,414
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C24 ASB	3.479%		5/15/2048	16,231	16,834,968

See Notes to Financial Statements.	353

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Bank of America Merrill Lynch Trust 2016-C29 XA IO	1.763%	#(j)	5/15/2049	$129,428	$9,821,971
Morgan Stanley Capital Barclays Bank Trust 2016-MART A†	2.20%		9/13/2031	5,681	5,675,760
Morgan Stanley Capital Barclays Bank Trust 2016-MART B†	2.48%		9/13/2031	11,590	11,576,178
Morgan Stanley Capital Barclays Bank Trust 2016-MART C†	2.817%		9/13/2031	25,000	24,977,850
Morgan Stanley Capital I Trust 2011-C2 A4†	4.661%		6/15/2044	7,537	7,726,007
Morgan Stanley Capital I Trust 2012-C4 AS	3.773%		3/15/2045	11,384	11,710,801
Morgan Stanley Capital I Trust 2012-C4 XA IO†	2.254%	#(j)	3/15/2045	176,817	6,394,009
Morgan Stanley Capital I Trust 2012-STAR A1†	2.084%		8/5/2034	14,653	14,594,202
Morgan Stanley Capital I Trust 2012-STAR A2†	3.201%		8/5/2034	9,421	9,670,848
Morgan Stanley Capital I Trust 2012-STAR B†	3.451%		8/5/2034	1,267	1,299,539
Morgan Stanley Capital I Trust 2014-CPT A†	3.35%		7/13/2029	19,300	19,631,213
Morgan Stanley Capital I Trust 2014-CPT A IO	1.132%	#(j)	8/15/2049	121,223	7,153,029
Morgan Stanley Capital I Trust 2014-CPT XA IO†	0.188%	#(j)	7/13/2029	260,000	444,600
Morgan Stanley Capital I Trust 2014-MP A†	3.469%		8/11/2033	8,445	8,626,526
Morgan Stanley Capital I Trust 2015-420 A†	3.727%		10/12/2050	24,959	26,198,431
Morgan Stanley Capital I Trust 2015-UBS8 ASB	3.626%		12/15/2048	9,549	10,004,894
Morgan Stanley Capital I Trust 2016-UB11 XA IO	1.761%	#(j)	8/15/2049	85,666	6,468,593
Motel 6 Trust 2017-MTL6 C†	3.165% (1 Mo. LIBOR + 1.40%	)#	8/15/2034	27,806	27,833,883
Motel 6 Trust 2017-MTL6 D†	3.915% (1 Mo. LIBOR + 2.15%	)#	8/15/2034	116,642	116,920,118
Motel 6 Trust 2017-MTL6 E†	5.015% (1 Mo. LIBOR + 3.25%	)#	8/15/2034	113,923	114,502,564
Motel 6 Trust 2017-MTL6 F†	6.015% (1 Mo. LIBOR + 4.25%	)#	8/15/2034	33,354	33,654,244
MSCG Trust 2015-ALDR A1†	2.612%		6/7/2035	19,505	19,539,773
MSCG Trust 2016-SNR A†	3.46%	#(j)	11/15/2034	4,647	4,669,644
MSCG Trust 2016-SNR B†	4.181%		11/15/2034	22,587	22,897,870
MSCG Trust 2016-SNR C†	5.205%		11/15/2034	14,521	14,856,102
Natixis Commercial Mortgage Securities Trust 2018-285M A†	3.917%	#(j)	11/15/2032	68,091	70,727,953
Natixis Commercial Mortgage Securities Trust 2018-285M B†	3.917%	#(j)	11/15/2032	17,029	17,639,435
New Orleans Hotel Trust 2019-HNLA A†	2.754% (1 Mo. LIBOR + .99%	)#	4/15/2032	87,212	87,141,515

354	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
New Orleans Hotel Trust 2019-HNLA D†	3.804% (1 Mo. LIBOR + 2.04%	)#	4/15/2032	$15,495	$15,533,353
New Orleans Hotel Trust 2019-HNLA E†	4.454% (1 Mo. LIBOR + 2.69%	)#	4/15/2032	5,000	5,027,975
New Orleans Hotel Trust 2019-HNLA F†	5.454% (1 Mo. LIBOR + 3.69%	)#	4/15/2032	3,000	3,019,937
Palisades Center Trust 2016-PLSD A†	2.713%		4/13/2033	6,735	6,742,146
Palisades Center Trust 2016-PLSD C†	3.998%		4/13/2033	40,040	39,142,680
Palisades Center Trust 2016-PLSD D†	4.737%		4/13/2033	34,072	32,977,887
PFP 2019-6 Ltd. 2019-6 AS†(c)	3.364% (1 Mo. LIBOR + 1.45%	)#	4/14/2037	35,400	35,453,171
PFP Ltd. 2019-5 A†	2.733% (1 Mo. LIBOR + .97%	)#	4/14/2036	95,536	95,655,586
PFP Ltd. 2019-6 A†(c)	2.964% (1 Mo. LIBOR + 1.05%	)#	4/14/2037	64,665	65,299,409
PFP Ltd. 2019-6 B†(c)	3.614% (1 Mo. LIBOR + 1.70%	)#	4/14/2037	36,005	36,060,066
Prima Capital CRE Securitization 2015-5A C†	4.50%		12/24/2050	74,807	74,659,962
Prima Capital CRE Securitization 2019-VII Ltd. 2019-7A A†	2.25%		12/25/2050	83,692	83,547,152	(a)
Prima Capital CRE Securitization Ltd. 2013-3A A†	2.214%		10/24/2035	9,347	9,365,681	(a)
Prima Capital CRE Securitization Ltd. 2013-3A C†	5.00%		10/24/2035	35,011	34,302,017
Prima Capital CRE Securitization Ltd. 2015-4A MR-A†	2.55%		8/24/2049	76,235	76,231,234
RBS Commercial Funding, Inc. Trust 2013-SMV A†	3.26%		3/11/2031	57,896	59,400,497
Ready Capital Mortgage Financing LLC 2019-FL3 A†	2.708% (1 Mo. LIBOR + 1.00%	)#	3/25/2034	71,768	71,945,626
Ready Capital Mortgage Trust 2019-5 A†	3.777%		2/25/2052	13,345	13,704,116
ReadyCap Commercial Mortgage Trust 2015-2 A†	3.804%		6/25/2055	8,907	9,172,528
ReadyCap Commercial Mortgage Trust 2018-4 A†	3.39%		2/27/2051	22,453	22,730,991
ReadyCap Commercial Mortgage Trust 2019-6 A†	2.832%		10/25/2052	50,004	50,222,051
RETL 2019-RVP A†	2.915% (1 Mo. LIBOR + 1.15%	)#	3/15/2036	37,905	37,968,854
RETL 2019-RVP C†	3.865% (1 Mo. LIBOR + 2.10%	)#	3/15/2036	19,830	19,929,475
Shelter Growth CRE Issuer Ltd. 2018-FL1 A†	2.765% (1 Mo. LIBOR + 1.00%	)#	1/15/2035	12,167	12,190,014
Shelter Growth CRE Issuer Ltd. 2019-FL2 A†	2.865% (1 Mo. LIBOR + 1.10%	)#	5/15/2036	72,996	73,085,945
Shelter Growth CRE Issuer Ltd. 2019-FL2 AS†	3.215% (1 Mo. LIBOR + 1.45%	)#	5/15/2036	22,965	23,000,014
Shops at Crystals Trust 2016-CSTL XA IO†	0.73%	#(j)	7/5/2036	112,000	4,054,400
SLIDE 2018-FUN A†	2.665% (1 Mo. LIBOR + .90%	)#	6/15/2031	56,223	56,233,765
SLIDE 2018-FUN B†	3.015% (1 Mo. LIBOR + 1.25%	)#	6/15/2031	8,719	8,723,880
SLIDE 2018-FUN C†	3.315% (1 Mo. LIBOR + 1.55%	)#	6/15/2031	7,080	7,088,694

See Notes to Financial Statements.	355

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
SLIDE 2018-FUN D†	3.615% (1 Mo. LIBOR + 1.85%	)#	6/15/2031	$11,454	$11,485,954
Stonemont Portfolio Trust 2017-MONT A†	2.574% (1 Mo. LIBOR + .85%	)#	8/20/2030	5,032	5,031,703
Stonemont Portfolio Trust 2017-MONT D†	3.774% (1 Mo. LIBOR + 2.05%	)#	8/20/2030	59,201	59,273,256
Stonemont Portfolio Trust 2017-MONT E†	4.474% (1 Mo. LIBOR + 2.75%	)#	8/20/2030	92,598	92,836,161
Stonemont Portfolio Trust 2017-MONT F†	5.324% (1 Mo. LIBOR + 3.60%	)#	8/20/2030	50,921	51,111,154
Structured Asset Securities Corp. 2006-3H 1A2	5.75%		12/25/2035	5,799	5,990,824
Structured Asset Securities Corp. 2006-3H 1A3	5.75%		12/25/2035	3,517	3,639,574
UBS Commercial Mortgage Trust 2017-C6 XA IO	1.176%	#(j)	12/15/2050	376,593	24,638,985
UBS-BAMLL Trust 2012-WRM D†	4.379%	#(j)	6/10/2030	6,900	6,796,779
UBS-Barclays Commercial Mortgage Trust 2012-C2 A4	3.525%		5/10/2063	71,467	73,632,421
UBS-Barclays Commercial Mortgage Trust 2012-C2 BEC†	4.975%	#(j)	5/10/2063	8,100	8,380,787
UBS-Barclays Commercial Mortgage Trust 2012-C2 XA IO†	1.467%	#(j)	5/10/2063	83,237	2,371,124
UBS-Barclays Commercial Mortgage Trust 2012-C3 A4	3.091%		8/10/2049	13,930	14,222,250
UBS-Barclays Commercial Mortgage Trust 2012-C3 A4 IO†	1.088%	#(j)	3/10/2046	334,118	8,169,858
UBS-Barclays Commercial Mortgage Trust 2012-C4 A4	2.792%		12/10/2045	34,991	35,458,053
UBS-Barclays Commercial Mortgage Trust 2012-C4 A5	2.85%		12/10/2045	23,671	24,086,365
UBS-Barclays Commercial Mortgage Trust 2013-C5 A4	3.185%		3/10/2046	87,463	89,849,158
UBS-Barclays Commercial Mortgage Trust 2013-C5 AS†	3.347%		3/10/2046	23,805	24,444,355
UBS-Barclays Commercial Mortgage Trust 2013-C5 B†	3.649%	#(j)	3/10/2046	12,000	12,278,076
UBS-Barclays Commercial Mortgage Trust 2013-C6 XA IO†	1.264%	#(j)	4/10/2046	409,535	12,546,092
UBS-Citigroup Commercial Mortgage Trust 2011-C1 AS†	5.154%		1/10/2045	4,900	5,128,993
VMC Finance LLC 2019-FL3 A†	2.863% (1 Mo. LIBOR + 1.10%	)#	9/15/2036	164,948	165,153,853
VNDO Mortgage Trust 2012-6AVE A†	2.996%		11/15/2030	14,400	14,706,855
Vornado DP LLC Trust 2010-VNO A1†	2.97%		9/13/2028	3,474	3,478,694

356	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Vornado DP LLC Trust 2010-VNO A2FX†	4.004%		9/13/2028	$14,787	$14,856,833
Vornado DP LLC Trust 2010-VNO C†	5.28%		9/13/2028	6,120	6,170,730
Waikiki Beach Hotel Trust 2019-WBM A†	2.815% (1 Mo. LIBOR + 1.05%	)#	12/15/2033	80,900	81,092,089
Waikiki Beach Hotel Trust 2019-WBM B†	2.995% (1 Mo. LIBOR + 1.23%	)#	12/15/2033	31,700	31,755,979
Waikiki Beach Hotel Trust 2019-WBM C†	3.245% (1 Mo. LIBOR + 1.48%	)#	12/15/2033	22,200	22,253,340
Waikiki Beach Hotel Trust 2019-WBM D†	3.795% (1 Mo. LIBOR + 2.03%	)#	12/15/2033	31,000	31,137,473
Waikiki Beach Hotel Trust 2019-WBM E†	4.445% (1 Mo. LIBOR + 2.68%	)#	12/15/2033	12,800	12,784,707
WaMu Mortgage Pass-Through Certificates Trust 2005-AR18 1A1	4.226%	#(j)	1/25/2036	2,894	2,937,148
Wells Fargo Commercial Mortgage Trust 2010-C1 A2†	4.393%		11/15/2043	5,420	5,480,269
Wells Fargo Commercial Mortgage Trust 2013-120B 2013-120B A†	2.80%	#(j)	3/18/2028	17,000	16,986,735
Wells Fargo Commercial Mortgage Trust 2013-LC12 A4	4.218%	#(j)	7/15/2046	22,226	23,663,182
Wells Fargo Commercial Mortgage Trust 2014-LC16 A5	3.817%		8/15/2050	13,277	14,121,616
Wells Fargo Commercial Mortgage Trust 2015-C26 ASB	2.991%		2/15/2048	19,200	19,633,688
Wells Fargo Commercial Mortgage Trust 2015-C29 ASB	3.40%		6/15/2048	10,749	11,126,477
Wells Fargo Commercial Mortgage Trust 2015-C29 XA IO	0.806%	#(j)	6/15/2048	144,650	4,270,318
Wells Fargo Commercial Mortgage Trust 2015-NXS4 A2A	3.075%		12/15/2048	9,888	9,937,177
Wells Fargo Commercial Mortgage Trust 2015-NXS4 A2A IO	1.908%	#(j)	8/15/2049	195,192	18,440,624
Wells Fargo Commercial Mortgage Trust 2015-NXS4 A2B	4.75%	#(j)	12/15/2048	66,103	67,495,103
Wells Fargo Commercial Mortgage Trust 2015-P2 A2B	4.898%	#(j)	12/15/2048	82,108	84,176,363
Wells Fargo Commercial Mortgage Trust 2015-SG1 ASB	3.556%		9/15/2048	9,675	10,032,215
Wells Fargo Commercial Mortgage Trust 2015-SG1 XA IO	0.856%	#(j)	9/15/2048	160,784	5,313,263
Wells Fargo Commercial Mortgage Trust 2016-C34 XA IO	2.302%	#(j)	6/15/2049	150,565	13,796,070

See Notes to Financial Statements.	357

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Wells Fargo Commercial Mortgage Trust 2017-SMP A†	2.515% (1 Mo. LIBOR + .75%	)#	12/15/2034	$22,721	$22,680,950
Wells Fargo Commercial Mortgage Trust 2017-SMP B†	2.765% (1 Mo. LIBOR + 1.00%	)#	12/15/2034	16,322	16,293,378
Wells Fargo Commercial Mortgage Trust 2018-C44 A2	4.178%		5/15/2051	25,197	26,748,505
Wells Fargo Commercial Mortgage Trust 2018-C47 A2	4.361%		9/15/2061	22,988	24,826,350
Wells Fargo Commercial Mortgage Trust 2018-C48 A2	4.224%		1/15/2052	15,302	16,391,954
West Town Mall Trust 2017-KNOX A†	3.823%		7/5/2030	56,515	57,940,525
West Town Mall Trust 2017-KNOX B†	4.322%		7/5/2030	23,788	24,514,819
West Town Mall Trust 2017-KNOX C†	4.491%	#(j)	7/5/2030	17,640	18,071,517
West Town Mall Trust 2017-KNOX D†	4.491%	#(j)	7/5/2030	21,720	22,093,384
WF-RBS Commercial Mortgage Trust 2011-C2 A4†	4.869%	#(j)	2/15/2044	11,595	11,845,434
WF-RBS Commercial Mortgage Trust 2011-C2 A4 IO†	1.503%	#(j)	6/15/2045	323,148	8,202,100
WF-RBS Commercial Mortgage Trust 2011-C5 A3	3.526%		11/15/2044	7,543	7,551,445
WF-RBS Commercial Mortgage Trust 2012-C10 A3	2.875%		12/15/2045	28,068	28,587,452
WF-RBS Commercial Mortgage Trust 2012-C10 XA IO†	1.694%	#(j)	12/15/2045	52,588	2,099,217
WF-RBS Commercial Mortgage Trust 2012-C6 AS	3.835%		4/15/2045	5,000	5,155,857
WF-RBS Commercial Mortgage Trust 2012-C7 A2	3.431%		6/15/2045	5,393	5,540,836
WF-RBS Commercial Mortgage Trust 2012-C7 A2 IO†	1.975%	#(j)	8/15/2045	48,550	1,837,432
WF-RBS Commercial Mortgage Trust 2012-C7 B	4.903%	#(j)	6/15/2045	17,378	18,120,757
WF-RBS Commercial Mortgage Trust 2012-C9 A3	2.87%		11/15/2045	17,064	17,361,521
WF-RBS Commercial Mortgage Trust 2012-C9 C	4.543%	#(j)	11/15/2045	9,180	9,469,892
WF-RBS Commercial Mortgage Trust 2013-C11 AS	3.311%		3/15/2045	5,000	5,147,834
WF-RBS Commercial Mortgage Trust 2013-C12 AS	3.56%		3/15/2048	26,441	27,333,511
WF-RBS Commercial Mortgage Trust 2013-C13 XA IO†	1.335%	#(j)	5/15/2045	240,614	8,251,785
WF-RBS Commercial Mortgage Trust 2013-C15 A3	3.881%		8/15/2046	3,347	3,513,435
WF-RBS Commercial Mortgage Trust 2014-C19 A4	3.829%		3/15/2047	18,050	19,121,520
WF-RBS Commercial Mortgage Trust 2014-C19 A5	4.101%		3/15/2047	5,583	5,990,203
WF-RBS Commercial Mortgage Trust 2014-C20 XA IO	1.124%	#(j)	5/15/2047	200,812	6,858,468
WF-RBS Commercial Mortgage Trust 2014-C20 XB IO	0.734%	#(j)	5/15/2047	50,603	1,280,615

358	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2019

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
WF-RBS Commercial Mortgage Trust
2014-C21 XB IO	0.795%	#(j)	8/15/2047	$77,369	$2,257,419
WF-RBS Commercial Mortgage Trust 2014-C22 A4	3.488%		9/15/2057	22,760	23,953,848
WF-RBS Commercial Mortgage Trust 2014-C22 A4	3.995%		5/15/2047	5,350	5,726,851
WF-RBS Commercial Mortgage Trust 2014-C22 XA IO	0.958%	#(j)	9/15/2057	88,089	2,750,822
WF-RBS Commercial Mortgage Trust 2014-C22 XB IO	0.494%	#(j)	9/15/2057	37,769	725,737
WFLD Mortgage Trust 2014-MONT A†	3.88%	#(j)	8/10/2031	8,000	8,426,405
WFRBS Commercial Mortgage Trust 2014-C21 A4	3.41%		8/15/2047	17,434	18,243,673
Total Non-Agency Commercial Mortgage-Backed Securities (cost $13,344,359,501)					13,397,196,696

	Dividend Rate			Shares (000)
PREFERRED STOCK 0.00%

Energy: Exploration & Production
Templar Energy LLC (cost $4,795,109)	Zero Coupon			509	1	(a)

	Interest Rate		Maturity Date	Principal Amount (000)
U.S. TREASURY OBLIGATIONS 2.68%
U.S. Treasury Note	1.50%		11/30/2024	$540,454	537,192,274
U.S. Treasury Note	1.50%		11/30/2021	211,281	210,818,823
U.S. Treasury Note	2.50%		1/31/2021	735,558	742,310,194
Total U.S. Treasury Obligations (cost $1,487,780,758)					1,490,321,291
Total Long- Term Investments (cost $53,386,554,461)					53,693,682,674

SHORT-TERM INVESTMENTS 3.85%

COMMERCIAL PAPER 2.58%

Aerospace/Defense 0.24%
Boeing Co.	2.333%		10/29/2020	134,250	131,404,160

Automotive 0.24%
Ford Motor Credit Co. LLC	3.91%		12/4/2019	131,905	131,877,520

Chemicals 0.11%
FMC Corp.	2.133%		12/27/2019	59,000	58,913,959

See Notes to Financial Statements.	359

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2019

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Drugs 0.07%
Mylan NV	2.182%	12/6/2019	$41,731	$41,721,031

Electric: Power 0.02%
Hawaiian Electric Industries, Inc.	2.153%	12/23/2019	9,536	9,524,207

Electrical Equipment 0.13%
Broadcom, Inc.	2.228%	1/7/2020	52,107	51,992,885
Broadcom, Inc.	2.224%	12/5/2019	21,004	21,000,167
Total				72,993,052

Electronics 0.10%
JABIL, Inc.(c)	2.345%	2/24/2020	54,250	53,958,858	(a)

Financial Services 0.33%
Syngenta Wilmington Inc.	2.334%	12/10/2019	13,000	12,993,356
Syngenta Wilmington Inc.	2.334%	12/10/2019	22,886	22,874,582
Syngenta Wilmington Inc.	2.366%	2/14/2020	5,500	5,472,719
Syngenta Wilmington Inc.	2.492%	12/13/2019	7,989	7,983,374
Syngenta Wilmington Inc.	2.492%	12/16/2019	26,963	26,937,201
Syngenta Wilmington Inc.	2.338%	12/17/2019	47,689	47,643,550
Syngenta Wilmington Inc.	2.337%	12/27/2019	46,785	46,709,931
Syngenta Wilmington Inc.	2.337%	12/11/2019	10,492	10,485,603
Total				181,100,316

Food 0.05%
Kroger Co.	2.028%	12/2/2019	29,500	29,500,000

Household Equipment/Products 0.41%
Newell Rubbermaid, Inc.	2.437%	12/16/2019	36,956	36,921,508
Newell Rubbermaid, Inc.	2.437%	12/17/2019	33,430	33,396,570
Newell Rubbermaid, Inc.	2.436%	12/6/2019	18,839	18,833,976
Newell Rubbermaid, Inc.	2.436%	12/3/2019	18,000	17,998,800
Newell Rubbermaid, Inc.	2.436%	12/4/2019	25,000	24,996,667
Newell Rubbermaid, Inc.	2.436%	12/5/2019	42,445	42,436,511
Newell Rubbermaid, Inc.	2.436%	12/10/2019	23,607	23,594,409
Newell Rubbermaid, Inc.	2.435%	12/9/2019	28,614	28,600,647
Total				226,779,088

Leisure 0.21%
Royal Caribbean Cruise Ltd.	2.189%	1/14/2020	28,610	28,536,528
Royal Caribbean Cruise Ltd.	1.978%	12/2/2019	61,747	61,747,000
Royal Caribbean Cruise Ltd.	2.189%	1/9/2020	28,610	28,545,071
Total				118,828,599

360	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2019

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Machinery: Agricultural 0.12%
BAT International Finance plc	2.05%	12/5/2019	$15,000	$14,997,475
BAT International Finance plc	2.05%	12/4/2019	41,970	41,965,290
BAT International Finance plc	2.062%	12/13/2019	1,856	1,854,849
BAT International Finance plc	2.081%	12/5/2019	10,000	9,998,292
Total				68,815,906

Manufacturing 0.04%
Pentair Finance Sarl	2.079%	12/2/2019	21,000	21,000,000

Media 0.04%
Viacom, Inc.	2.079%	12/2/2019	23,736	23,736,000

Natural Gas 0.08%
ONEOK, Inc.	1.927%	12/3/2019	22,398	22,396,818
National Fuel Gas Co.	2.133%	12/11/2019	7,631	7,626,994
National Fuel Gas Co.	2.133%	12/18/2019	4,769	4,764,549
National Fuel Gas Co.	2.132%	12/4/2019	682	681,920
National Fuel Gas Co.	2.132%	12/5/2019	6,200	6,198,915
National Fuel Gas Co.	2.132%	12/9/2019	4,483	4,481,170
National Fuel Gas Co.	2.132%	12/3/2019	975	974,943
Total				47,125,309

Oil 0.02%
Encana Corp.	2.29%	1/10/2020	3,750	3,740,859
Encana Corp.	2.238%	1/14/2020	4,750	4,737,518
Total				8,478,377

Oil: Crude Producers 0.29%
Energy Transfer Partners	2.079%	12/2/2019	9,000	9,000,000
Energy Transfer Partners	2.028%	12/2/2019	49,350	49,350,000
Energy Transfer Partners	2.079%	12/4/2019	65,680	65,672,520
Enable Midstream Partners LP	2.27%	1/27/2020	38,152	38,019,655
Total				162,042,175

Retail 0.08%
Walgreens Boots Alliance, Inc.	2.344%	2/3/2020	2,500	2,491,186
AutoNation, Inc.	1.988%	12/2/2019	27,422	27,421,810
AutoNation, Inc.	1.988%	12/3/2019	17,169	17,168,286
Total				47,081,282
Total Commercial Paper (cost $1,434,849,947)				1,434,879,839

See Notes to Financial Statements.	361

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2019

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
CORPORATE BONDS 0.10%

Banks: Regional 0.00%
Goldman Sachs Group, Inc. (The)	3.269% (3 Mo. LIBOR + 1.15%	)#	3/15/2020	$1,105	$1,106,873

Building Materials 0.00%
Martin Marietta Materials, Inc.	2.549% (3 Mo. LIBOR + .65%	)#	5/22/2020	1,045	1,046,479

Drugs 0.00%
Actavis Funding SCS (Luxembourg)(e)	3.387% (3 Mo. LIBOR + 1.26%	)#	3/12/2020	1,500	1,504,483

Electric: Power 0.01%
Mississippi Power Co.(c)	2.75% (3 Mo. LIBOR + .65%	)#	3/27/2020	2,857	2,858,081

Financial Services 0.00%
Huarong Finance 2017 Co. Ltd. (Hong Kong)(e)	3.375%		1/24/2020	1,269	1,271,830

Food 0.01%
Campbell Soup Co.	2.619% (3 Mo. LIBOR + .50%	)#	3/16/2020	4,050	4,052,070

Investment Management Companies 0.02%
Huarong Finance II Co. Ltd. (Hong Kong)(e)	4.50%		1/16/2020	9,893	9,912,291

Manufacturing 0.01%
General Electric Co.	2.514% (3 Mo. LIBOR + .41%	)#	3/28/2020	2,804	2,799,009
General Electric Co.	2.801% (3 Mo. LIBOR + .80%	)#	4/15/2020	550	550,788
Total					3,349,797

Oil: Crude Producers 0.04%
Enbridge, Inc. (Canada)(e)	2.41% (3 Mo. LIBOR + .40%	)#	1/10/2020	1,800	1,800,823
Spectra Energy Partners LP	2.827% (3 Mo. LIBOR + .70%	)#	6/5/2020	21,660	21,708,662
Total					23,509,485

Retail 0.01%
Dollar Tree, Inc.	2.702% (3 Mo. LIBOR + .70%	)#	4/17/2020	6,652	6,652,812
Total Corporate Bonds (cost $55,251,694)					55,264,201

U.S. TREASURY OBLIGATIONS 0.92%
U.S. Treasury Bill	Zero Coupon		12/26/2019	126,066	125,936,782
U.S. Treasury Bill	Zero Coupon		3/26/2020	386,504	384,590,268
Total U.S. Treasury Obligations (cost $509,551,407)					510,527,050

362	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2019

	Principal
	Amount	Fair
Investments	(000)	Value
REPURCHASE AGREEMENT 0.25%
Repurchase Agreement dated 11/29/2019, 0.85% due 12/2/2019 with Fixed Income Clearing Corp. collateralized by $135,360,000 of U.S. Treasury Note at 1.75% due 7/31/2021; $3,660,000 of U.S. Treasury Note at 1.125% due 7/31/2021; value: $139,917,135; proceeds: $137,181,016 (cost $137,171,299)	$137,171	$137,171,299
Total Short-Term Investments (cost $2,136,824,347)		2,137,842,389
Total Investments in Securities 100.48% (cost $55,523,378,808)		55,831,525,063
Less Unfunded Loan Commitments (0.24%) (cost $137,197,136)		(135,178,654)
Net Investments 100.23% (cost $55,386,181,672)		55,696,346,409
Liabilities in Excess of Cash, Foreign Cash and Other Assets(i) (0.23%)		(130,144,137)
Net Assets 100.00%		$55,566,202,272

BRL	Brazilian real.
CAD	Canadian dollar.
AGM	Insured by - Assured Guaranty Municipal Corporation.
IO	Interest Only.
LIBOR	London Interbank Offered Rate.
PIK	Payment-in-kind.
SOFR	Secured Over Night Financing Rate.
Units	More than one class of securities traded together.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At November 30, 2019, the total value of Rule 144A securities was $28,046,790,120, which represents 50.47% of net assets.
#	Variable rate security. The interest rate represents the rate in effect at November 30, 2019.
*	Non-income producing security.
(a)	Level 3 Investment as described in Note 2(t) in the Notes to Financials. Security valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.
(b)	Investment in non-U.S. dollar denominated securities.
(c)	Securities purchased on a when-issued basis (See Note 2(i)).
(d)	Interest rate to be determined.
(e)	Foreign security traded in U.S. dollars.
(f)	Security is perpetual in nature and has no stated maturity.
(g)	Defaulted (non-income producing security).
(h)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at November 30, 2019.
(i)	Level 3 Investment as described in Note 2(t) in the Notes to Financials. Floating Rate Loans categorized as Level 3 are valued based on a single quotation obtained from a dealer. Accounting principles generally accepted in the United States of America do not require the Fund to create quantitative unobservable inputs that were not developed by the Fund. Therefore, the Fund does not have access to unobservable inputs and cannot disclose such inputs in the valuation.
(j)	Interest rate is based on the weighted average interest rates of the underlying mortgages within the mortgage pool.
(k)	Security has been fully/partially segregated to cover margin requirements for open futures contracts as of November 30, 2019
(l)	Liabilities in Excess of Cash, Foreign Cash and Other Assets include net unrealized appreciation/depreciation on forward foreign currency exchange contracts, futures contracts and swaps as follows:

See Notes to Financial Statements.	363

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2019

Credit Default Swaps on Indexes – Sell Protection at November 30, 2019(1):

Referenced Index*	Swap Counterparty	Fund Receives (Quarterly)	Termination Date	Notional Amount	Notional Value	Payments Upfront(2)	Unrealized Appreciation(3)	Credit Default Swap Agreements Receivable at Fair Value(4)
Markit CMBX. NA.A.6	Credit Suisse	2.00%	5/11/2063	$30,000,000	$30,348,750	$(1,197,083)	$1,545,833	$348,750
Markit CMBX. NA.AA.6	Credit Suisse	1.50%	5/11/2063	27,000,000	27,589,528	(332,228)	921,756	589,528
Markit CMBX. NA.A.6	Deutsche Bank	2.00%	5/11/2063	45,000,000	45,523,124	(1,795,625)	2,318,749	523,124
Markit CMBX. NA.AA.6	Deutsche Bank	1.50%	5/11/2063	3,000,000	3,065,503	(36,914)	102,417	65,503
Markit CMBX. NA.A.6	Morgan Stanley	2.00%	5/11/2063	75,000,000	75,871,874	(2,992,709)	3,864,583	871,874
Markit CMBX. NA.AA.6	Morgan Stanley	1.50%	5/11/2063	15,000,000	15,327,516	(184,571)	512,087	327,516
						$(6,539,130)	$9,265,425	$2,726,295

*	The Referenced Index is for the Credit Default Swaps on Indexes, which is comprised of a basket of commercial mortgage-backed securities.
(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities.
(2)	Upfront payments received are presented net of amortization. (See Note 2(q)).
(3)	Total unrealized appreciation on Credit Default Swaps on Indexes amounted to $9,265,425. Total unrealized depreciation on Credit Default Swaps on Indexes amounted to $0.
(4)	Includes upfront payments received.

364	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2019

Open Forward Foreign Currency Exchange Contracts at November 30, 2019:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation
euro	Buy	State Street Bank and Trust	12/9/2019	8,883,000	$9,775,448	$9,790,789	$15,341
Canadian dollar	Sell	State Street Bank and Trust	12/13/2019	50,000,000	37,657,336	37,644,413	12,923
euro	Sell	J.P. Morgan	12/9/2019	10,000,000	11,117,306	11,021,939	95,367
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$123,631

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
euro	Buy	State Street Bank and Trust	12/9/2019	1,117,000	$1,237,622	$1,231,151	$(6,471)

Open Futures Contracts at November 30, 2019:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation
U.S. 5-Year Treasury Note	March 2020	2,857	Short	$(340,401,922)	$(339,893,719)	$508,203

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Depreciation
U.S. 2-Year Treasury Note	March 2020	37,627	Long	$8,111,932,283	$8,111,852,089	$(80,194)

See Notes to Financial Statements.	365

Schedule of Investments (continued)

SHORT DURATION INCOME FUND November 30, 2019

The following is a summary of the inputs used as of November 30, 2019 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Asset-Backed Securities
Credit Cards	$–	$3,011,684,974	$120,146,602	$3,131,831,576
Other	–	6,150,311,659	24,172,694	6,174,484,353
Remaining Industries	–	4,665,240,586	–	4,665,240,586
Common Stocks
Electric: Power	–	462,354	–	462,354
Oil	2,058,498	1,344,142	–	3,402,640
Convertible Bond	–	29,752,659	–	29,752,659
Corporate Bonds	–	20,546,688,218	–	20,546,688,218
Floating Rate Loans
Beverages	–	–	175,256,637	175,256,637
Chemicals	–	–	127,794,919	127,794,919
Electric: Power	–	161,847,097	118,560,613	280,407,710
Electrical Equipment	–	–	85,781,571	85,781,571
Entertainment	–	158,080,001	20,501,777	178,581,778
Investment Management Companies	–	29,198,036	55,144,106	84,342,142
Lodging	–	–	10,463,063	10,463,063
Oil	–	–	12,268,000	12,268,000
Oil: Crude Producers	–	–	106,208,040	106,208,040
Real Estate Investment Trusts	–	119,103,449	127,891,996	246,995,445
Retail	–	141,838,464	9,897,773	151,736,237
Remaining Industries	–	844,154,114	–	844,154,114
Less Unfunded Commitments	–	–	(135,178,654)	(135,178,654)
Foreign Government Obligations	–	367,851,931	–	367,851,931
Government Sponsored Enterprises Collateralized Mortgage Obligations	–	1,177,776,678	–	1,177,776,678
Government Sponsored Enterprises Pass-Throughs	–	309,059,490	4,255,349	313,314,839
Municipal Bonds	–	91,369,196	–	91,369,196
Non-Agency Commercial Mortgage-Backed Securities	–	13,038,948,510	358,248,186	13,397,196,696
Preferred Stock	–	–	1	1
U.S. Treasury Obligations	–	1,490,321,291	–	1,490,321,291
Short-Term Investments
Commercial Paper	–	1,380,920,981	53,958,858	1,434,879,839
Corporate Bonds	–	55,264,201	–	55,264,201
Repurchase Agreement	–	137,171,299	–	137,171,299
U.S. Treasury Obligations	–	510,527,050	–	510,527,050
Total	$2,058,498	$54,418,916,380	$1,275,371,531	$55,696,346,409

366	See Notes to Financial Statements.

Schedule of Investments (concluded)

SHORT DURATION INCOME FUND November 30, 2019

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Credit Default Swap Contracts
Assets	$–	$2,726,295	$–	$2,726,295
Liabilities	–	–	–	–
Forward Foreign Currency Exchange Contracts
Assets	–	123,631	–	123,631
Liabilities	–	(6,471)	–	(6,471)
Futures Contracts
Assets	508,203	–	–	508,203
Liabilities	(80,194)	–	–	(80,194)
Total	$428,009	$2,843,455	$–	$3,271,464

(1)	Refer to Note 2(t) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. Each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

Investment Type	Commercial Paper	Asset- Backed Securities	Floating Rate Loans	Government Sponsored Enterprises Pass- Throughs	Non-Agency Commercial Mortgage- Backed Securities	Preferred Stock
Balance as of December 1, 2018	$–	$62,579,000	$304,351,921	$–	$85,069,053	$–
Accrued Discounts (Premiums)	–	(21,844)	513,045	(9,543)	53,172	–
Realized Gain (Loss)	–	–	62,668	(149,585)	–	–
Change in Unrealized Appreciation (Depreciation)	–	1,024,136	(2,430,718)	174,307	1,621,638	(1,526,069)
Purchases	53,958,858	143,317,004	631,022,324	–	272,601,297	117,317
Sales	–	–	(228,308,697)	(2,601,233)	(2,767,170)	–
Transfers into Level 3	–	–	9,379,298	6,841,403	14,030,100	1,408,753
Transfers out of Level 3	–	(62,579,000)	–	–	(12,359,904)	–
Balance as of November 30, 2019	$53,958,858	$144,319,296	$714,589,841	$4,255,349	$358,248,186	$1
Change in unrealized appreciation / depreciation for the year ended November 30, 2019, related to Level 3 investments held at November 30, 2019	$–	$1,024,136	$(4,572,246)	$174,307	$1,626,537	$(1,526,069)

See Notes to Financial Statements.	367

Schedule of Investments

TOTAL RETURN FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
LONG-TERM INVESTMENTS 104.26%

ASSET-BACKED SECURITIES 17.44%

Automobiles 7.95%
ACC Trust 2018-1 B†	4.82%		5/20/2021	$1,922	$1,933,896
ACC Trust 2018-1 C†	6.81%		2/21/2023	1,490	1,528,026
ACC Trust 2019-1 B†	4.47%		10/20/2022	3,041	3,098,588
ACC Trust 2019-1 C†	6.41%		2/20/2024	1,000	1,025,027
American Credit Acceptance Receivables Trust 2016-2 C†	6.09%		5/12/2022	824	825,064
American Credit Acceptance Receivables Trust 2018-4 A†	3.38%		12/13/2021	2,507	2,510,679
American Credit Acceptance Receivables Trust 2019-2 B†	3.05%		5/12/2023	7,113	7,167,767
AmeriCredit Automobile Receivables Trust 2018-2 A2A	2.86%		11/18/2021	6,593	6,602,537
AmeriCredit Automobile Receivables Trust 2018-3 A2A	3.11%		1/18/2022	2,392	2,399,283
AmeriCredit Automobile Receivables Trust 2018-3 A2B	2.013% (1 Mo. LIBOR + .25%	)#	1/18/2022	2,392	2,392,039
AmeriCredit Automobile Receivables Trust 2019-1 A2A	2.93%		6/20/2022	4,390	4,407,019
AmeriCredit Automobile Receivables Trust 2019-1 A2B	2.023% (1 Mo. LIBOR + .26%	)#	6/20/2022	4,853	4,853,552
Avid Automobile Receivables Trust 2019-1 A†	2.62%		2/15/2024	6,013	6,014,194
Avid Automobile Receivables Trust 2019-1 B†	2.82%		7/15/2026	1,747	1,747,743
Avid Automobile Receivables Trust 2019-1 C†	3.14%		7/15/2026	760	760,137
BMW Vehicle Lease Trust 2019-1 A2	2.79%		3/22/2021	6,125	6,144,200
California Republic Auto Receivables Trust 2015-3 B	2.70%		9/15/2021	750	750,705
California Republic Auto Receivables Trust 2016-2 A4	1.83%		12/15/2021	1,416	1,414,621
California Republic Auto Receivables Trust 2017-1 B	2.91%		12/15/2022	1,716	1,724,572
California Republic Auto Receivables Trust 2018-1 A2	2.86%		3/15/2021	100	100,093
Capital Auto Receivables Asset Trust 2018-1 A3†	2.79%		1/20/2022	9,118	9,142,567
Capital Auto Receivables Asset Trust 2018-2 C†	3.69%		12/20/2023	4,810	4,883,939
CarMax Auto Owner Trust 2016-3 A3	1.39%		5/17/2021	449	448,765
CarMax Auto Owner Trust 2018-3 A2A	2.88%		10/15/2021	2,264	2,268,987
CarMax Auto Owner Trust 2019-4 C	2.60%		9/15/2025	2,121	2,125,974

368	See Notes to Financial Statements.

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2019

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Automobiles (continued)
Carvana Auto Receivables Trust 2019-1A E†	5.64%	1/15/2026	$1,200	$1,242,937
Chesapeake Funding II LLC 2017-2A A1†	1.99%	5/15/2029	1,978	1,977,181
Chesapeake Funding II LLC 2017-3A A1†	1.91%	8/15/2029	4,545	4,540,877
Chrysler Capital Auto Receivables Trust 2016-AA C†	3.25%	6/15/2022	505	505,400
CPS Auto Receivables Trust 2016-B D†	6.58%	3/15/2022	1,010	1,045,709
CPS Auto Receivables Trust 2018-A B†	2.77%	4/18/2022	1,127	1,128,933
CPS Auto Receivables Trust 2018-A C†	3.05%	12/15/2023	1,277	1,284,187
CPS Auto Receivables Trust 2018-B D†	4.26%	3/15/2024	2,879	2,969,866
CPS Auto Trust 2018-C A†	2.87%	9/15/2021	1,131	1,132,434
CPS Auto Trust 2018-C B†	3.43%	7/15/2022	2,173	2,185,790
Credit Acceptance Auto Loan Trust 2019-3A B†	2.86%	1/16/2029	11,750	11,782,871
Drive Auto Receivables Trust 2015-DA D†	4.59%	1/17/2023	2,310	2,315,659
Drive Auto Receivables Trust 2016-BA D†	4.53%	8/15/2023	4,954	5,015,433
Drive Auto Receivables Trust 2016-CA D†	4.18%	3/15/2024	1,734	1,756,549
Drive Auto Receivables Trust 2017-1 E	5.17%	9/16/2024	5,859	6,047,801
Drive Auto Receivables Trust 2017-3 C	2.80%	7/15/2022	2,789	2,791,509
Drive Auto Receivables Trust 2017-AA D†	4.16%	5/15/2024	2,964	3,010,100
Drive Auto Receivables Trust 2017-BA E†	5.30%	7/15/2024	25,156	25,959,618
Drive Auto Receivables Trust 2018-3 B	3.37%	9/15/2022	1,485	1,487,740
Drive Auto Receivables Trust 2019-2 A2A	2.93%	3/15/2022	3,878	3,883,264
Drive Auto Receivables Trust 2019-3 A2A	2.63%	9/15/2022	5,994	6,006,165
Enterprise Fleet Financing LLC 2017-1 A2†	2.13%	7/20/2022	336	335,858
Enterprise Fleet Financing LLC 2018-1 A2†	2.87%	10/20/2023	1,912	1,920,969
First Investors Auto Owner Trust 2017-3A A2†	2.41%	12/15/2022	3,766	3,768,672
First Investors Auto Owner Trust 2018-2A A1†	3.23%	12/15/2022	2,469	2,480,319
First Investors Auto Owner Trust 2019-2A C†	2.71%	12/15/2025	4,539	4,544,528
Flagship Credit Auto Trust 2017-3 A†	1.88%	10/15/2021	273	272,901
Flagship Credit Auto Trust 2017-3 B†	2.59%	7/15/2022	2,205	2,207,764
Flagship Credit Auto Trust 2017-4 A†	2.07%	4/15/2022	966	965,061
Flagship Credit Auto Trust 2018-1 A†	2.59%	6/15/2022	1,830	1,831,597
Flagship Credit Auto Trust 2018-3 A†	3.07%	2/15/2023	7,858	7,898,446
Flagship Credit Auto Trust 2018-3 B†	3.59%	12/16/2024	4,766	4,852,132
Ford Credit Auto Owner Trust 2015-1 A†	2.12%	7/15/2026	20,101	20,105,165
Foursight Capital Automobile Receivables Trust 2016-1 A2†	2.87%	10/15/2021	202	201,683
Foursight Capital Automobile Receivables Trust 2018-1 A3†	3.24%	9/15/2022	5,022	5,042,123
Foursight Capital Automobile Receivables Trust 2018-1 B†	3.53%	4/17/2023	1,758	1,776,888

See Notes to Financial Statements.	369

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Automobiles (continued)
Foursight Capital Automobile Receivables Trust 2018-1 C†	3.68%		8/15/2023	$962	$977,466
Honda Auto Receivables Owner Trust 2019-1 A2	2.75%		9/20/2021	13,467	13,525,780
Mercedes-Benz Auto Lease Trust 2018-B A2	3.04%		12/15/2020	7,349	7,361,228
Mercedes-Benz Auto Receivables Trust 2016-1 A3	1.26%		2/16/2021	206	205,897
Santander Drive Auto Receivables Trust 2015-4 E†	4.54%		11/15/2022	21,300	21,401,022
Santander Drive Auto Receivables Trust 2016-1 E	5.02%		6/15/2023	14,124	14,265,559
Santander Drive Auto Receivables Trust 2016-2 E	4.38%		9/15/2023	17,024	17,279,057
Santander Drive Auto Receivables Trust 2017-3 C	2.76%		12/15/2022	1,349	1,353,970
TCF Auto Receivables Owner Trust 2016-PT1A B†	2.92%		10/17/2022	4,025	4,049,051
Westlake Automobile Receivables Trust 2018-1A B†	2.67%		5/17/2021	2,381	2,382,557
Westlake Automobile Receivables Trust 2019-2A D†	3.20%		11/15/2024	3,794	3,850,281
Wheels SPV 2 LLC 2018-1A A2†	3.06%		4/20/2027	2,342	2,354,805
World Omni Automobile Lease Securitization Trust 2018-A A3	2.83%		7/15/2021	9,690	9,726,914
World Omni Select Auto Trust 2018-1A A2†	3.24%		4/15/2022	3,129	3,136,531
Total					324,414,221

Credit Cards 1.31%
American Express Credit Account Master Trust 2017-1 A	1.93%		9/15/2022	9,783	9,781,908
Genesis Sales Finance Master Trust 2019-AA A†	4.68%		8/20/2023	4,127	4,211,986
Genesis Sales Finance Master Trust Series 2019-AA B†	5.42%		8/20/2023	1,150	1,171,000
Genesis Sales Finance Master Trust Series 2019-AA C†	6.88%		8/20/2023	1,700	1,728,185
Perimeter Master Note Business Trust 2019-1A A†	4.31%		12/15/2022	8,007	8,052,200	(a)
Perimeter Master Note Business Trust 2019-1A B†	6.02%		12/15/2022	1,199	1,217,471	(a)
Perimeter Master Note Business Trust 2019-1A C†	8.06%		12/15/2022	2,250	2,293,695	(a)
Synchrony Credit Card Master Note Trust 2015-1 A	2.37%		3/15/2023	18,651	18,667,335
World Financial Network Credit Card Master Trust 2017-C M	2.66%		8/15/2024	6,515	6,528,896
Total					53,652,676

Home Equity 0.01%
New Century Home Equity Loan Trust 2005-A A6	4.679%		8/25/2035	271	271,981

Other 8.17%
Access Point Funding I LLC 2017-A†	3.06%		4/15/2029	194	193,798
ALM VII Ltd. 2012-7A A2R2†	3.851% (3 Mo. LIBOR + 1.85%	)#	7/15/2029	9,692	9,691,169

370	See Notes to Financial Statements.

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
Other (continued)
Apidos CLO XVI 2013-16A CR†	4.966% (3 Mo. LIBOR + 3.00%	)#	1/19/2025		$1,250	$1,254,083
Ares XXIX CLO Ltd. 2014-1A A1R†	3.192% (3 Mo. LIBOR + 1.19%	)#	4/17/2026		1,923	1,926,856
Ascentium Equipment Receivables Trust 2016-2A B†	2.50%		9/12/2022		562	562,013
Ascentium Equipment Receivables Trust 2017-1A A3†	2.29%		6/10/2021		591	591,821
Avery Point IV CLO Ltd. 2014-1A BR†	3.54% (3 Mo. LIBOR + 1.60%	)#	4/25/2026		2,019	2,021,393
Avery Point VII CLO Ltd. 2015-7A BR†	3.751% (3 Mo. LIBOR + 1.75%	)#	1/15/2028		4,900	4,890,579
Avery Point VII CLO Ltd. 2015-7A CR†	4.451% (3 Mo. LIBOR + 2.45%	)#	1/15/2028		2,600	2,602,660
Benefit Street Partners CLO IV Ltd. 2014-IVA A1RR†	3.216% (3 Mo. LIBOR + 1.25%	)#	1/20/2029		11,000	11,000,371
BSPRT Issuer Ltd. 2018-FL4 A†	2.815% (1 Mo. LIBOR + 1.05%	)#	9/15/2035		5,961	5,956,351
Cedar Funding VI CLO Ltd. 2016-6A BR†	3.566% (3 Mo. LIBOR + 1.60%	)#	10/20/2028		3,950	3,912,970
CIFC Funding Ltd. 2017-1A A†	3.326% (3 Mo. LIBOR + 1.36%	)#	4/23/2029		6,653	6,661,759
Clear Creek CLO 2015-1A DR†	4.916% (3 Mo. LIBOR + 2.95%	)#	10/20/2030		2,226	2,096,905
Conn’s Receivables Funding LLC 2017-B C†	5.95%		11/15/2022		6,987	7,040,196
Diamond Resorts Owner Trust 2016-1 A†	3.08%		11/20/2028		275	276,540
Diamond Resorts Owner Trust 2017-1A B†	4.11%		10/22/2029		1,957	1,995,510
DLL LLC 2018-ST2 A2†	3.14%		10/20/2020		3,322	3,326,142
DRB Prime Student Loan Trust 2015-D A2†	3.20%		1/25/2040		3,656	3,699,781
Elm CLO Ltd. 2014-1A ARR†	3.172% (3 Mo. LIBOR + 1.17%	)#	1/17/2029		2,283	2,281,370
Fairstone Financial Issuance Trust I 2019-1A A†(b)	3.948%		3/21/2033	CAD	1,446	1,096,447
Fairstone Financial Issuance Trust I 2019-1A B†(b)	5.084%		3/21/2033	CAD	650	493,203	(a)
Fairstone Financial Issuance Trust I 2019-1A C†(b)	6.299%		3/21/2033	CAD	1,218	922,592	(a)
Fairstone Financial Issuance Trust I 2019-1A D†(b)	7.257%		3/21/2033	CAD	719	545,283	(a)
Ford Credit Floorplan Master Owner Trust 2015-5 A1	2.42%		8/15/2022		$8,100	8,121,423
Galaxy XXI CLO Ltd. 2015-21A AR†	2.986% (3 Mo. LIBOR + 1.02%	)#	4/20/2031		1,970	1,948,330
Halcyon Loan Advisors Funding Ltd. 2015-2A CR†	4.09% (3 Mo. LIBOR + 2.15%	)#	7/25/2027		1,496	1,490,991

See Notes to Financial Statements.	371

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Other (continued)
Hardee’s Funding LLC 2018-1A A23†	5.71%		6/20/2048	$4,783	$5,152,187
Hardee’s Funding LLC 2018-1A A2II†	4.959%		6/20/2048	7,753	7,845,567
ICG US CLO Ltd. 2015-2A AR†	2.851% (3 Mo. LIBOR + .85%	)#	1/16/2028	8,495	8,465,066
Jamestown CLO IX Ltd. 2016-9A BR†	4.616% (3 Mo. LIBOR + 2.65%	)#	10/20/2028	5,000	4,990,902
Jamestown CLO VII Ltd. 2015-7A CR†	4.54% (3 Mo. LIBOR + 2.60%	)#	7/25/2027	4,459	4,404,408
JFIN CLO Ltd. 2014-1A B1R†	3.416% (3 Mo. LIBOR + 1.45%	)#	4/21/2025	4,500	4,496,296
KKR CLO Ltd. 18 D†	5.603% (3 Mo. LIBOR + 3.60%	)#	7/18/2030	918	901,811
KVK CLO Ltd. 2016-1A C†	5.151% (3 Mo. LIBOR + 3.15%	)#	1/15/2029	4,936	4,937,845
Longtrain Leasing III LLC 2015-1A A2†	4.06%		1/15/2045	4,975	5,160,771
Massachusetts Educational Financing Authority 2008-1 A1	2.89% (3 Mo. LIBOR + .95%	)#	4/25/2038	2,832	2,831,140
ME Funding LLC 2019-1 A2†	6.448%		7/30/2049	5,017	5,218,102
Mountain View CLO X Ltd. 2015-10A BR†	3.351% (3 Mo. LIBOR + 1.35%	)#	10/13/2027	4,300	4,263,257
Navient Private Education Refi Loan Trust 2018-DA A2A†	4.00%		12/15/2059	3,732	3,885,275
Northwoods Capital Corp./Northwoods Capital Ltd. 2019-20A C†(c)	Zero Coupon	#(d)	1/25/2030	3,838	3,838,018
Northwoods Capital Corp./Northwoods Capital Ltd. 2019-20A D†(c)	Zero Coupon	#(d)	1/25/2030	4,443	4,443,398
OHA Loan Funding Ltd. 2015-1A CR2†(c)	Zero Coupon	#(d)	11/15/2032	2,120	2,120,000
OHA Loan Funding Ltd. 2016-1A B1†	3.766% (3 Mo. LIBOR + 1.80%	)#	1/20/2028	12,625	12,581,304
OneMain Financial Issuance Trust 2016-1A A†	3.66%		2/20/2029	418	419,076
Orec Ltd. 2018-CRE1 A†	2.945% (1 Mo. LIBOR + 1.18%	)#	6/15/2036	6,539	6,539,345
Palmer Square Loan Funding Ltd. 2017-1A B†	3.701% (3 Mo. LIBOR + 1.70%	)#	10/15/2025	3,500	3,474,459
Palmer Square Loan Funding Ltd. 2018-1A A1†	2.601% (3 Mo. LIBOR + .60%	)#	4/15/2026	5,525	5,503,417
Palmer Square Loan Funding Ltd. 2018-1A A2†	3.051% (3 Mo. LIBOR + 1.05%	)#	4/15/2026	2,878	2,838,695
Palmer Square Loan Funding Ltd. 2018-1A B†	3.401% (3 Mo. LIBOR + 1.40%	)#	4/15/2026	2,179	2,113,463

372	See Notes to Financial Statements.

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Other (continued)
Palmer Square Loan Funding Ltd. 2018-5A A2†	3.366% (3 Mo. LIBOR + 1.40%	)#	1/20/2027	$1,618	$1,591,092
Pennsylvania Higher Education Assistance Agency 2006-1 B	2.21% (3 Mo. LIBOR + .27%	)#	4/25/2038	1,681	1,571,533
PFS Financing Corp. 2018-B†	3.08%		2/15/2023	3,180	3,193,956
Planet Fitness Master Issuer LLC 2019-1A A2†(c)	3.858%		12/5/2049	3,919	3,938,822
Regatta VI Funding Ltd. 2016-1A CR†	4.016% (3 Mo. LIBOR + 2.05%	)#	7/20/2028	3,106	3,039,847
Regatta XVI Funding Ltd. 2019-2A C†(c)	Zero Coupon	#(d)	1/15/2033	1,846	1,846,000
Regatta XVI Funding Ltd. 2019-2A D†(c)	Zero Coupon	#(d)	1/15/2033	2,013	2,013,000
SCF Equipment Leasing LLC 2017-2A A†	3.41%		12/20/2023	1,487	1,504,888
SCF Equipment Leasing LLC 2018-1A A2†	3.63%		10/20/2024	5,025	5,092,383
SCF Equipment Leasing LLC 2019-1A C†	3.92%		11/20/2026	13,901	14,294,794
SCF Equipment Leasing LLC 2019-2A B†	2.76%		8/20/2026	9,263	9,273,841
SCF Equipment Leasing LLC 2019-2A C†	3.11%		6/21/2027	6,718	6,725,658
Shackleton CLO Ltd. 2016-9A B†	3.866% (3 Mo. LIBOR + 1.90%	)#	10/20/2028	3,333	3,333,156
Shackleton CLO Ltd. 2019-14A A2†	4.178% (3 Mo. LIBOR + 1.90%	)#	7/20/2030	11,147	11,042,436
SLC Student Loan Trust 2008-1 A4A	3.719% (3 Mo. LIBOR + 1.60%	)#	12/15/2032	8,197	8,335,196
SLM Private Education Loan Trust 2010-A 2A†	5.015% (1 Mo. LIBOR + 3.25%	)#	5/16/2044	29	29,125
Sound Point CLO XI Ltd. 2016-1A AR†	3.066% (3 Mo. LIBOR + 1.10%	)#	7/20/2028	3,749	3,752,182
Sound Point CLO XII Ltd. 2016-2A CR†	4.566% (3 Mo. LIBOR + 2.60%	)#	10/20/2028	5,210	5,216,377
Sound Point CLO XV Ltd. 2017-1A C†	4.434% (3 Mo. LIBOR + 2.50%	)#	1/23/2029	3,701	3,703,779
Sound Point CLO XVII 2017-3A A2†	3.566% (3 Mo. LIBOR + 1.60%	)#	10/20/2030	11,685	11,394,715
Textainer Marine Containers VII Ltd. 2019-1A A†	3.96%		4/20/2044	4,049	4,105,636
Towd Point Asset Trust 2018-SL1 A†	2.308% (1 Mo. LIBOR + .60%	)#	1/25/2046	5,231	5,160,497
Towd Point Mortgage Trust 2019-HY2 A1†	2.708% (1 Mo. LIBOR + 1.00%	)#	5/25/2058	4,619	4,644,138
TPG Real Estate Finance Issuer Ltd. 2018-FL2 A†	2.893% (1 Mo. LIBOR + 1.13%	)#	11/15/2037	6,669	6,672,334
Tralee CLO III Ltd. 2014-3A AR†	2.996% (3 Mo. LIBOR + 1.03%	)#	10/20/2027	10,067	10,054,203

See Notes to Financial Statements.	373

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
Other (continued)
Voya CLO Ltd. 2019-1A D†	5.301% (3 Mo. LIBOR + 3.30%	)#	4/15/2029		$1,048	$1,043,995
Westgate Resorts LLC 2018-1A A†	3.38%		12/20/2031		2,194	2,219,550
Wingstop Funding LLC 2018-1 A2†	4.97%		12/5/2048		5,371	5,494,167
Total						333,311,638
Total Asset-Backed Securities (cost $709,245,285)						711,650,516

				Shares (000)
COMMON STOCKS 0.00%

Electric: Power 0.00%
Eneva SA*(b)				BRL	3	25,640

Oil 0.00%
Dommo Energia SA*(b)				BRL	30	73,400
Total Common Stocks (cost $139,928)						99,040

				Principal Amount (000)
CORPORATE BONDS 26.89%

Aerospace/Defense 0.27%
BBA US Holdings, Inc.†	4.00%		3/1/2028		$2,981	3,007,978
Kratos Defense & Security Solutions, Inc.†	6.50%		11/30/2025		1,827	1,941,946
TransDigm, Inc.	6.375%		6/15/2026		5,779	6,086,919
Total						11,036,843

Apparel 0.07%
PVH Corp.	7.75%		11/15/2023		2,290	2,658,037

Auto Parts: Original Equipment 0.18%
Panther BF Aggregator 2 LP/Panther Finance Co., Inc.†	8.50%		5/15/2027		3,848	3,939,486
ZF North America Capital, Inc.†	4.75%		4/29/2025		3,370	3,524,938
Total						7,464,424

Automotive 0.80%
Aston Martin Capital Holdings Ltd. (Jersey)†(e)	6.50%		4/15/2022		1,797	1,639,716
Ford Motor Co.	7.45%		7/16/2031		10,643	12,367,787
General Motors Co.	6.60%		4/1/2036		10,296	11,982,726
Tesla, Inc.†	5.30%		8/15/2025		6,904	6,636,401
Total						32,626,630

374	See Notes to Financial Statements.

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Banks: Regional 5.51%
Akbank T.A.S. (Turkey)†(e)	5.00%		10/24/2022	$2,455	$2,455,739
Banco de Credito e Inversiones SA (Chile)†(e)	3.50%		10/12/2027	3,725	3,800,704
Bank of America Corp.	3.593% (3 Mo. LIBOR + 1.37%	)#(d)	7/21/2028	26,980	28,642,755
Bank of America Corp.	3.95%		4/21/2025	2,775	2,951,823
Bank of America Corp.	4.00%		1/22/2025	4,554	4,848,366
Bank of America Corp.	4.45%		3/3/2026	2,000	2,197,163
Citigroup, Inc.	3.887% (3 Mo. LIBOR + 1.56%	)#(d)	1/10/2028	12,592	13,548,193
Citigroup, Inc.	3.98% (3 Mo. LIBOR + 1.34%	)#(d)	3/20/2030	8,361	9,116,673
Citigroup, Inc.	4.45%		9/29/2027	4,060	4,471,366
Goldman Sachs Group, Inc. (The)	6.25%		2/1/2041	3,848	5,401,098
JPMorgan Chase & Co.	3.54%	#(d)	5/1/2028	3,733	3,960,644
JPMorgan Chase & Co.	3.782% (3 Mo. LIBOR + 1.34%	)#(d)	2/1/2028	27,001	29,045,530
Macquarie Group Ltd. (Australia)†(e)	4.654% (3 Mo. LIBOR + 1.73%	)#	3/27/2029	9,640	10,687,678
Morgan Stanley	3.625%		1/20/2027	9,466	10,099,059
Morgan Stanley	3.875%		1/27/2026	6,664	7,186,363
Morgan Stanley	4.00%		7/23/2025	13,805	14,933,174
Morgan Stanley	7.25%		4/1/2032	523	745,823
Popular, Inc.	6.125%		9/14/2023	683	734,508
Santander UK plc (United Kingdom)(e)	7.95%		10/26/2029	4,693	6,012,395
Toronto-Dominion Bank (The) (Canada)(e)	3.625% (5 Yr. Swap rate + 2.21%	)#(d)	9/15/2031	19,023	19,859,318
Turkiye Garanti Bankasi AS (Turkey)†(e)	5.875%		3/16/2023	1,100	1,125,062
UBS AG	7.625%		8/17/2022	8,638	9,748,890
UBS AG (Switzerland)(e)	5.125%		5/15/2024	9,363	10,095,205
Wells Fargo Bank NA	5.85%		2/1/2037	9,276	12,353,350
Wells Fargo Bank NA	6.60%		1/15/2038	7,573	10,896,848
Total					224,917,727

Beverages 0.40%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.	4.70%		2/1/2036	12,281	14,297,272
Becle SAB de CV (Mexico)†(e)	3.75%		5/13/2025	1,900	1,953,571
Total					16,250,843

See Notes to Financial Statements.	375

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2019

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Biotechnology Research & Production 0.09%
Gilead Sciences, Inc.	4.60%	9/1/2035	$3,242	$3,871,831

Business Services 0.35%
Adani Ports & Special Economic Zone Ltd. (India)†(e)	4.00%	7/30/2027	2,055	2,091,428
Ahern Rentals, Inc.†	7.375%	5/15/2023	4,095	3,206,037
Ashtead Capital, Inc.†	4.25%	11/1/2029	2,948	2,984,850
PayPal Holdings, Inc.	2.85%	10/1/2029	4,020	4,019,620
United Rentals North America, Inc.	4.875%	1/15/2028	1,908	1,995,587
Total				14,297,522

Chemicals 0.71%
CF Industries, Inc.	4.95%	6/1/2043	3,986	4,076,084
CNAC HK Finbridge Co. Ltd. (Hong Kong)(e)	3.50%	7/19/2022	4,000	4,062,193
CNAC HK Finbridge Co. Ltd. (Hong Kong)(e)	4.125%	7/19/2027	8,550	9,013,104
Orbia Advance Corp. SAB de CV (Mexico)†(e)	4.875%	9/19/2022	1,364	1,432,625
Phosagro OAO Via Phosagro Bond Funding DAC (Ireland)†(e)	3.949%	4/24/2023	6,720	6,929,865
Syngenta Finance NV (Netherlands)†(e)	4.441%	4/24/2023	1,200	1,251,450
Tronox, Inc.†	6.50%	4/15/2026	2,055	2,075,601
Total				28,840,922

Coal 0.19%
Indika Energy Capital III Pte Ltd. (Singapore)†(e)	5.875%	11/9/2024	4,200	4,032,134
Warrior Met Coal, Inc.†	8.00%	11/1/2024	3,800	3,845,087
Total				7,877,221

Computer Hardware 0.36%
Dell International LLC/EMC Corp.†	5.45%	6/15/2023	1,752	1,900,554
Dell International LLC/EMC Corp.†	6.02%	6/15/2026	863	986,913
Dell International LLC/EMC Corp.†	8.35%	7/15/2046	7,347	9,866,467
Diebold Nixdorf, Inc.	8.50%	4/15/2024	2,128	1,829,218
Total				14,583,152

Computer Software 0.12%
Oracle Corp.	6.125%	7/8/2039	3,346	4,767,271

Construction/Homebuilding 0.30%
Century Communities, Inc.†	6.75%	6/1/2027	3,686	3,915,721
Toll Brothers Finance Corp.	4.35%	2/15/2028	3,884	4,043,137
TRI Pointe Group, Inc.	5.25%	6/1/2027	2,171	2,258,594
Williams Scotsman International, Inc.†	6.875%	8/15/2023	1,763	1,857,470
Total				12,074,922

376	See Notes to Financial Statements.

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2019

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Containers 0.09%
Mauser Packaging Solutions Holding Co.†	7.25%	4/15/2025	$4,046	$3,843,659

Diversified 0.02%
KOC Holding AS (Turkey)†(e)	5.25%	3/15/2023	625	636,728

Drugs 0.31%
Bausch Health Americas, Inc.†	9.25%	4/1/2026	1,729	1,983,569
Bayer Corp.†	6.65%	2/15/2028	1,881	2,314,514
CVS Health Corp.	5.05%	3/25/2048	7,125	8,438,677
Total				12,736,760

Electric: Integrated 0.04%
Empresas Publicas de Medellin ESP (Colombia)†(e)	4.25%	7/18/2029	1,770	1,828,140

Electric: Power 2.03%
Ausgrid Finance Pty Ltd. (Australia)†(e)	4.35%	8/1/2028	7,038	7,730,281
Berkshire Hathaway Energy Co.	3.80%	7/15/2048	7,378	8,027,730
Calpine Corp.	5.75%	1/15/2025	1,956	1,990,230
Cleco Corporate Holdings LLC†	3.375%	9/15/2029	3,100	3,099,370
Cleco Corporate Holdings LLC	4.973%	5/1/2046	2,736	3,105,422
Dominion Energy South Carolina, Inc.	6.05%	1/15/2038	3,664	5,014,417
Dominion Energy South Carolina, Inc.	6.625%	2/1/2032	1,709	2,325,593
El Paso Electric Co.	5.00%	12/1/2044	2,392	2,838,916
Electricite de France SA (France)†(e)	5.00%	9/21/2048	3,796	4,540,200
Emirates Semb Corp., Water & Power Co. PJSC (United Arab Emirates)†(e)	4.45%	8/1/2035	1,845	2,029,500
Entergy Arkansas LLC	4.20%	4/1/2049	4,712	5,616,001
Entergy Louisiana LLC	4.00%	3/15/2033	7,846	8,970,977
Exelon Generation Co. LLC	5.60%	6/15/2042	564	658,164
Exelon Generation Co. LLC	5.75%	10/1/2041	4,219	4,954,371
FirstEnergy Transmission LLC†	4.55%	4/1/2049	5,238	6,054,503
Massachusetts Electric Co.†	4.004%	8/15/2046	3,105	3,410,485
Minejesa Capital BV (Netherlands)†(e)	4.625%	8/10/2030	1,800	1,855,872
Pennsylvania Electric Co.†	3.60%	6/1/2029	3,906	4,157,958
PSEG Power LLC	8.625%	4/15/2031	2,322	3,271,833
Vistra Operations Co. LLC†	4.30%	7/15/2029	2,913	3,006,649
Total				82,658,472

Electrical Equipment 0.45%
Broadcom Corp./Broadcom Cayman Finance Ltd.	3.625%	1/15/2024	1,596	1,642,892
Broadcom, Inc.†	3.625%	10/15/2024	16,284	16,748,708
Total				18,391,600

See Notes to Financial Statements.	377

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2019

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
Electronics 0.15%
PerkinElmer, Inc.	3.30%	9/15/2029		$6,048	$6,064,553
Trimble, Inc.	4.90%	6/15/2028		124	136,493
Total					6,201,046

Energy Equipment & Services 0.09%
Enviva Partners LP/Enviva Partners Finance Corp.†(c)	6.50%	1/15/2026		3,720	3,875,124

Engineering & Contracting Services 0.12%
China Railway Resources Huitung Ltd. (Hong Kong)(e)	3.85%	2/5/2023		2,849	2,952,416
Promontoria Holding 264 BV†(b)	6.75%	8/15/2023	EUR	2,000	1,988,749
Total					4,941,165

Entertainment 0.15%
Penn National Gaming, Inc.†	5.625%	1/15/2027		$3,891	4,047,992
Stars Group Holdings BV/Stars Group US Co-Borrower LLC (Netherlands)†(e)	7.00%	7/15/2026		1,844	1,995,803
Total					6,043,795

Financial Services 1.44%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(e)	3.50%	1/15/2025		10,075	10,380,433
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(e)	3.875%	1/23/2028		6,006	6,243,279
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)(e)	4.875%	1/16/2024		2,348	2,546,392
Affiliated Managers Group, Inc.	3.50%	8/1/2025		3,039	3,169,633
Affiliated Managers Group, Inc.	4.25%	2/15/2024		1,612	1,720,099
Ally Financial, Inc.	8.00%	11/1/2031		1,523	2,103,682
Brightsphere Investment Group, Inc.	4.80%	7/27/2026		3,066	3,187,157
GE Capital International Funding Co. Unlimited Co. (Ireland)(e)	4.418%	11/15/2035		6,034	6,503,308
Global Aircraft Leasing Co. Ltd. PIK 7.25%†	6.50%	9/15/2024		6,154	6,309,696
International Lease Finance Corp.	5.875%	8/15/2022		1,071	1,168,693
Navient Corp.	6.75%	6/25/2025		1,929	2,088,143
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.†	4.50%	3/15/2027		3,612	3,864,558
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.†	4.875%	4/15/2045		4,780	4,967,550
SURA Asset Management SA (Colombia)†(e)	4.375%	4/11/2027		4,400	4,667,729
Total					58,920,352

378	See Notes to Financial Statements.

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2019

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Food 0.43%
Arcor SAIC (Argentina)†(e)	6.00%	7/6/2023	$2,538	$2,317,829
Chobani LLC/Chobani Finance Corp., Inc.†	7.50%	4/15/2025	4,208	3,997,558
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.†	6.50%	4/15/2029	7,041	7,817,957
Minerva Luxembourg SA (Luxembourg)†(e)	5.875%	1/19/2028	3,261	3,315,124
Total				17,448,468

Foreign Government 0.12%
CBB International Sukuk Co. 6 Spc (Bahrain)†(e)	5.25%	3/20/2025	4,450	4,748,671

Health Care Services 0.54%
Acadia Healthcare Co., Inc.	6.50%	3/1/2024	1,795	1,872,032
Centene Corp.†(c)	4.625%	12/15/2029	4,078	4,286,998
CommonSpirit Health	3.347%	10/1/2029	5,581	5,614,896
HCA, Inc.	5.25%	6/15/2026	2,455	2,746,710
Providence St. Joseph Health Obligated Group	2.532%	10/1/2029	1,413	1,397,468
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc.†	9.75%	12/1/2026	1,760	1,940,444
Surgery Center Holdings, Inc.†	10.00%	4/15/2027	2,065	2,174,130
Tenet Healthcare Corp.†	6.25%	2/1/2027	1,883	2,017,164
Total				22,049,842

Insurance 0.45%
HUB International Ltd.†	7.00%	5/1/2026	3,852	3,958,026
Radian Group, Inc.	4.875%	3/15/2027	3,968	4,167,779
Teachers Insurance & Annuity Association of America†	4.90%	9/15/2044	8,180	10,207,276
Total				18,333,081

Investment Management Companies 0.02%
Grupo de Inversiones Suramericana SA (Colombia)†(e)	5.50%	4/29/2026	750	826,614

Leisure 0.38%
Carnival plc	7.875%	6/1/2027	3,957	5,172,693
Royal Caribbean Cruises Ltd.	3.70%	3/15/2028	10,029	10,318,537
Total				15,491,230

Lodging 0.15%
Wyndham Destinations, Inc.	5.75%	4/1/2027	5,616	6,095,312

See Notes to Financial Statements.	379

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Machinery: Agricultural 0.47%
BAT Capital Corp.	4.39%		8/15/2037	$12,695	$12,576,634
MHP Lux SA (Luxembourg)†(e)	6.25%		9/19/2029	4,250	4,026,140
MHP Lux SA (Luxembourg)†(e)	6.95%		4/3/2026	2,460	2,527,945
Total					19,130,719

Machinery: Industrial/Specialty 0.45%
Kennametal, Inc.	4.625%		6/15/2028	3,687	3,947,694
nVent Finance Sarl (Luxembourg)(e)	4.55%		4/15/2028	13,974	14,434,905
Total					18,382,599

Manufacturing 0.11%
General Electric Co.	2.271% (3 Mo. LIBOR + .38%	)#	5/5/2026	4,575	4,293,499
General Electric Co.	6.15%		8/7/2037	192	239,773
Total					4,533,272

Media 1.06%
AMC Networks, Inc.	4.75%		8/1/2025	1,901	1,891,495
CCO Holdings LLC/CCO Holdings Capital Corp.†	5.00%		2/1/2028	3,839	4,050,241
Cox Communications, Inc.†	4.50%		6/30/2043	3,215	3,432,227
Cox Communications, Inc.†	4.70%		12/15/2042	2,680	2,933,321
Cox Communications, Inc.†	8.375%		3/1/2039	5,603	8,492,413
DISH DBS Corp.	7.75%		7/1/2026	3,947	4,097,430
Gray Television, Inc.†	7.00%		5/15/2027	1,793	1,989,912
Scripps Escrow, Inc.†	5.875%		7/15/2027	3,962	4,078,919
Time Warner Cable LLC	7.30%		7/1/2038	2,442	3,134,805
Time Warner Entertainment Co. LP	8.375%		7/15/2033	4,078	5,708,403
VTR Finance BV (Chile)†(e)	6.875%		1/15/2024	3,496	3,589,221
Total					43,398,387

Metals & Minerals: Miscellaneous 1.06%
Anglo American Capital plc (United Kingdom)†(e)	4.00%		9/11/2027	10,010	10,424,776
Anglo American Capital plc (United Kingdom)†(e)	4.75%		4/10/2027	10,543	11,479,241
Barrick North America Finance LLC	7.50%		9/15/2038	711	996,078
Corp. Nacional del Cobre de Chile (Chile)†(e)	4.50%		9/16/2025	4,400	4,776,693
Freeport-McMoRan, Inc.	3.875%		3/15/2023	1,984	2,029,434
Glencore Finance Canada Ltd. (Canada)†(e)	5.55%		10/25/2042	7,522	8,146,838
Kinross Gold Corp. (Canada)(e)	5.95%		3/15/2024	1,969	2,186,072
MMC Norilsk Nickel OJSC via MMC Finance DAC (Ireland)†(e)	4.10%		4/11/2023	3,200	3,307,600
Total					43,346,732

380	See Notes to Financial Statements.

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Natural Gas 0.22%
Dominion Energy Gas Holdings LLC	4.60%		12/15/2044	$7,932	$8,807,763

Oil 2.54%
Afren plc (United Kingdom)†(e)(f)	10.25%		4/8/2019	2,537	21,363
Berry Petroleum Co. LLC†	7.00%		2/15/2026	2,998	2,599,723
Centennial Resource Production LLC†	6.875%		4/1/2027	6,035	5,898,805
Ecopetrol SA (Colombia)(e)	4.125%		1/16/2025	9,365	9,790,311
Ecopetrol SA (Colombia)(e)	5.875%		5/28/2045	1,866	2,142,980
Eni SpA (Italy)†(e)	5.70%		10/1/2040	12,550	15,391,834
Equinor ASA (Norway)(e)	7.15%		11/15/2025	4,060	5,078,922
Gazprom OAO via Gaz Capital SA (Luxembourg)†(e)	4.95%		2/6/2028	1,300	1,437,203
MEG Energy Corp. (Canada)†(e)	7.00%		3/31/2024	6,330	6,223,181
Oasis Petroleum, Inc.	6.875%		3/15/2022	4,947	4,634,721
OGX Austria GmbH (Brazil)†(e)(f)	8.50%		6/1/2018	1,730	35
Pertamina Persero PT (Indonesia)†(e)	4.70%		7/30/2049	800	840,799
Pertamina Persero PT (Indonesia)†(e)	5.625%		5/20/2043	1,500	1,732,467
Petrobras Global Finance BV (Netherlands)†(e)	5.093%		1/15/2030	4,536	4,754,862
Petrobras Global Finance BV (Netherlands)(e)	7.25%		3/17/2044	5,436	6,487,513
Petroleos Mexicanos (Mexico)(e)	4.50%		1/23/2026	6,372	6,238,522
Petroleos Mexicanos (Mexico)(e)	5.35%		2/12/2028	8,650	8,422,916
QEP Resources, Inc.	5.625%		3/1/2026	2,337	2,126,612
Saudi Arabian Oil Co. (Saudi Arabia)†(e)	2.875%		4/16/2024	6,400	6,485,535
Sinopec Group Overseas Development Ltd.†	4.375%		10/17/2023	1,548	1,653,847
SM Energy Co.	6.75%		9/15/2026	3,462	3,160,278
Valero Energy Corp.	10.50%		3/15/2039	4,131	7,010,371
YPF SA (Argentina)†(e)	8.50%		7/28/2025	1,787	1,475,017
Total					103,607,817

Oil: Crude Producers 0.54%
Abu Dhabi Crude Oil Pipeline LLC (United Arab Emirates)†(e)	4.60%		11/2/2047	2,240	2,566,424
Buckeye Partners LP	6.375% (3 Mo. LIBOR + 4.02%	)#	1/22/2078	5,349	4,016,751
Cheniere Corpus Christi Holdings LLC†	3.70%		11/15/2029	2,461	2,487,765
Northern Natural Gas Co.†	4.30%		1/15/2049	2,437	2,796,760
Sabine Pass Liquefaction LLC	5.875%		6/30/2026	5,500	6,295,652
Spectra Energy Partners LP	2.827% (3 Mo. LIBOR + .70%	)#	6/5/2020	3,990	3,998,964
Total					22,162,316

See Notes to Financial Statements.	381

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2019

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Oil: Integrated Domestic 0.43%
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc.	4.08%	12/15/2047	$10,039	$10,261,193
Nine Energy Service, Inc.†	8.75%	11/1/2023	1,747	1,311,560
Transocean Proteus Ltd.†	6.25%	12/1/2024	5,913	5,989,366
Total				17,562,119

Paper & Forest Products 0.10%
Fibria Overseas Finance Ltd. (Brazil)(e)	4.00%	1/14/2025	3,850	3,967,098

Real Estate Investment Trusts 1.54%
China Evergrande Group (China)(e)	10.00%	4/11/2023	7,000	6,553,359
Country Garden Holdings Co. Ltd. (China)(e)	4.75%	1/17/2023	1,483	1,496,409
Country Garden Holdings Co. Ltd. (China)(e)	4.75%	9/28/2023	2,517	2,527,193
EPR Properties	4.50%	6/1/2027	2,078	2,231,465
EPR Properties	4.75%	12/15/2026	3,792	4,139,415
EPR Properties	4.95%	4/15/2028	6,553	7,191,977
Healthcare Trust of America Holdings LP	3.10%	2/15/2030	5,785	5,760,915
Shimao Property Holdings Ltd. (Hong Kong)(e)	4.75%	7/3/2022	3,200	3,277,816
Spirit Realty LP	3.40%	1/15/2030	5,551	5,575,996
VEREIT Operating Partnership LP	4.875%	6/1/2026	15,872	17,626,955
WEA Finance LLC†	3.50%	6/15/2029	6,228	6,461,286
Total				62,842,786

Retail 0.05%
IRB Holding Corp.†	6.75%	2/15/2026	2,013	2,106,801

Retail: Specialty 0.16%
Coty, Inc.†	6.50%	4/15/2026	6,347	6,569,304

Steel 0.05%
Cleveland-Cliffs, Inc.	5.75%	3/1/2025	2,073	2,075,591

Technology 0.59%
Baidu, Inc. (China)(e)	3.50%	11/28/2022	3,350	3,438,330
Match Group, Inc.†	5.625%	2/15/2029	1,858	1,967,339
Myriad International Holdings BV (Netherlands)†(e)	5.50%	7/21/2025	5,300	5,912,107
Netflix, Inc.	6.375%	5/15/2029	5,169	5,794,824
Tencent Holdings Ltd. (China)†(e)	3.595%	1/19/2028	6,500	6,768,660
Total				23,881,260

382	See Notes to Financial Statements.

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Telecommunications 0.67%
AT&T, Inc.	6.25%		3/29/2041	$8,647	$11,181,426
Intelsat Jackson Holdings SA (Luxembourg)(e)	5.50%		8/1/2023	4,221	3,364,981
Ooredoo International Finance Ltd.†	3.75%		6/22/2026	1,800	1,894,500
Sprint Capital Corp.	6.875%		11/15/2028	3,513	3,754,677
Verizon Communications, Inc.	3.01% (3 Mo. LIBOR + 1.10%	)#	5/15/2025	3,016	3,074,191
ViaSat, Inc.†	5.625%		4/15/2027	3,751	3,999,504
Total					27,269,279

Toys 0.15%
Mattel, Inc.†	6.75%		12/31/2025	5,904	6,199,200

Transportation: Miscellaneous 0.16%
Autoridad del Canal de Panama (Panama)†(e)	4.95%		7/29/2035	200	231,189
Burlington Northern Santa Fe LLC	5.75%		5/1/2040	1,000	1,362,125
Pelabuhan Indonesia III Persero PT (Indonesia)†(e)	4.50%		5/2/2023	1,500	1,581,390
Rumo Luxembourg Sarl (Luxembourg)†(e)	7.375%		2/9/2024	3,163	3,401,538
Total					6,576,242

Utilities 0.21%
Aegea Finance Sarl (Brazil)†(e)	5.75%		10/10/2024	3,936	4,154,114
Aqua America, Inc.	3.566%		5/1/2029	4,306	4,596,786
Total					8,750,900
Total Corporate Bonds (cost $1,043,178,208)					1,097,507,589

FLOATING RATE LOANS(g) 0.54%

Building Materials 0.20%
Airxcel, Inc. 2018 1st Lien Term Loan	6.202% (1 Mo. LIBOR + 4.50%	)	4/28/2025	4,134	3,983,708
Forterra Finance, LLC 2017 Term Loan B	–	(h)	10/25/2023	4,214	4,065,351
Total					8,049,059

Computer Software 0.10%
Navicure, Inc. 2019 Term Loan B	–	(h)	10/22/2026	4,089	4,085,177

Containers 0.09%
Proampac PG Borrower LLC 2016 1st Lien Term Loan	5.336% (3 Mo. LIBOR + 3.50%	)	11/20/2023	3,850	3,704,859

Electric: Power 0.10%
Helix Gen Funding, LLC Term Loan B	5.452% (3 Mo. LIBOR + 3.75%	)	6/3/2024	4,175	4,011,027

See Notes to Financial Statements.	383

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
Transportation: Miscellaneous 0.05%
Gruden Acquisition, Inc. 2nd Lien Term Loan	10.604% (3 Mo. LIBOR + 8.50%	)	8/18/2023		$2,238	$2,225,881
Total Floating Rate Loans (cost $22,211,065)						22,076,003

FOREIGN BOND 0.04%

Mexico
Red de Carreteras de Occidente S.A.P.I.B. de CV†(b) (cost $2,515,344)	9.00%		6/10/2028	MXN	31,250	1,636,396

FOREIGN GOVERNMENT OBLIGATIONS 3.24%

Angola 0.19%
Republic of Angola†(e)	8.25%		5/9/2028		$3,460	3,540,307
Republic of Angola†(e)	9.50%		11/12/2025		3,900	4,354,428
Total						7,894,735

Argentina 0.05%
Provincia de Mendoza†(e)	8.375%		5/19/2024		2,850	1,895,250

Bahamas 0.13%
Commonwealth of Bahamas†(e)	6.00%		11/21/2028		2,750	3,008,768
Commonwealth of Bahamas†(e)	6.95%		11/20/2029		1,943	2,195,590
Total						5,204,358

Bermuda 0.08%
Government of Bermuda†(e)	3.717%		1/25/2027		3,090	3,230,155

Dominican Republic 0.12%
Dominican Republic†(e)	6.40%		6/5/2049		3,080	3,233,030
Dominican Republic†(e)	6.50%		2/15/2048		1,500	1,586,152
Total						4,819,182

Egypt 0.18%
Arab Republic of Egypt†(e)	4.55%		11/20/2023		635	640,396
Arab Republic of Egypt†(e)	6.125%		1/31/2022		1,065	1,104,948
Arab Republic of Egypt†(e)	6.588%		2/21/2028		3,800	3,887,024
Arab Republic of Egypt†(e)	7.903%		2/21/2048		1,560	1,576,506
Total						7,208,874

Ghana 0.12%
Republic of Ghana†(e)	7.875%		8/7/2023		1,535	1,667,072
Republic of Ghana†(e)	8.125%		3/26/2032		3,470	3,429,446
Total						5,096,518

384	See Notes to Financial Statements.

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2019

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Indonesia 0.26%
Republic of Indonesia(e)	3.40%	9/18/2029	$10,000	$10,418,603

Japan 0.99%
Japan Bank for International Corp.(e)	2.125%	2/10/2025	23,428	23,556,875
Japan Bank for International Corp.(e)	2.50%	5/23/2024	16,562	16,935,120
Total				40,491,995

Kenya 0.15%
Republic of Kenya†(e)	7.00%	5/22/2027	5,650	5,915,296

Latvia 0.05%
Republic of Latvia†(e)	5.25%	6/16/2021	2,047	2,145,778

Lithuania 0.10%
Republic of Lithuania†(e)	7.375%	2/11/2020	4,078	4,119,840

Mexico 0.23%
United Mexican States(e)	3.75%	1/11/2028	3,915	4,062,791
United Mexican States(e)	4.00%	10/2/2023	5,095	5,385,135
Total				9,447,926

Nigeria 0.05%
Republic of Nigeria†(e)	7.143%	2/23/2030	2,000	1,991,750

Qatar 0.21%
State of Qatar†(e)	3.25%	6/2/2026	5,701	6,002,754
State of Qatar†(e)	5.103%	4/23/2048	2,100	2,692,735
Total				8,695,489

Romania 0.01%
Republic of Romania†(e)	6.125%	1/22/2044	320	414,160

Sri Lanka 0.05%
Republic of Sri Lanka†(e)	6.25%	7/27/2021	1,000	1,005,000
Republic of Sri Lanka†(e)	6.85%	11/3/2025	1,100	1,071,966
Total				2,076,966

Turkey 0.27%
Export Credit Bank of Turkey†(e)	8.25%	1/24/2024	2,650	2,862,835
Republic of Turkey(e)	3.25%	3/23/2023	1,350	1,285,633
Republic of Turkey(e)	5.625%	3/30/2021	4,141	4,261,499
Republic of Turkey(e)	5.75%	3/22/2024	2,625	2,670,544
Total				11,080,511
Total Foreign Government Obligations (cost $129,548,273)				132,147,386

See Notes to Financial Statements.	385

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
GOVERNMENT SPONSORED ENTERPRISES COLLATERALIZED MORTGAGE OBLIGATIONS 1.27%
Federal Home Loan Mortgage Corp. Q001 XA IO	2.231%	#(i)	2/25/2032	$17,113	$2,274,169
Government National Mortgage Assoc. 2014-78 A	2.20%		4/16/2047	102	102,074
Government National Mortgage Assoc. 2015-47 AE	2.90%	#(i)	11/16/2055	6,030	6,106,338
Government National Mortgage Assoc. 2015-48 AS	2.90%	#(i)	2/16/2049	5,186	5,259,936
Government National Mortgage Assoc. 2015-73 AC	2.90%	#(i)	2/16/2053	1,176	1,192,079
Government National Mortgage Assoc. 2017-168 AS	2.70%		8/16/2058	10,896	11,007,610
Government National Mortgage Assoc. 2017-41 AS	2.60%		6/16/2057	8,409	8,467,762
Government National Mortgage Assoc. 2017-69 AS	2.75%		2/16/2058	4,349	4,403,802
Government National Mortgage Assoc. 2017-71 AS	2.70%		4/16/2057	2,870	2,900,756
Government National Mortgage Assoc. 2017-86 AS	2.75%		2/16/2058	3,350	3,391,697
Government National Mortgage Assoc. 2017-89 AB	2.60%		7/16/2058	2,807	2,825,407
Government National Mortgage Assoc. 2017-90 AS	2.70%		7/16/2057	3,860	3,900,292
Total Government Sponsored Enterprises Collateralized Mortgage Obligations (cost $51,222,498)					51,831,922

GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS 31.96%
Federal Home Loan Mortgage Corp.	4.00%		10/1/2049	10,072	10,914,761
Federal National Mortgage Assoc.(j)	3.00%		TBA	245,150	248,616,575
Federal National Mortgage Assoc.(j)	3.50%		TBA	931,700	956,448,291
Federal National Mortgage Assoc.	4.00%		1/1/2048	12,542	13,625,095
Federal National Mortgage Assoc.(j)	4.00%		TBA	72,300	75,016,899
Total Government Sponsored Enterprises Pass-Throughs (cost $1,301,028,493)					1,304,621,621

MUNICIPAL BONDS 0.11%

Miscellaneous
North Texas Tollway Authority	8.91%		2/1/2030	2,875	2,908,091
Pennsylvania	5.35%		5/1/2030	1,600	1,623,680
Total Municipal Bonds (cost $4,518,409)					4,531,771

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 4.85%
Atrium Hotel Portfolio Trust 2018-ATRM A†	2.715% (1 Mo. LIBOR + .95%	)#	6/15/2035	3,567	3,572,443
Bancorp Commercial Mortgage Trust (The) 2018-CR3 A†	2.615% (1 Mo. LIBOR + .85%	)#	1/15/2033	2,144	2,142,911
BBCMS Mortgage Trust 2019-BWAY A†	2.756% (1 Mo. LIBOR + .96%	)#	11/25/2034	4,168	4,145,175
BBCMS Mortgage Trust 2019-BWAY B†	3.11% (1 Mo. LIBOR + 1.31%	)#	11/25/2034	1,832	1,822,503
BX Trust 2018-GW A†	2.565% (1 Mo. LIBOR + .80%	)#	5/15/2035	9,610	9,588,205

386	See Notes to Financial Statements.

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Caesars Palace Las Vegas Trust 2017-VICI A†	3.531%		10/15/2034	$10,391	$10,790,388
Caesars Palace Las Vegas Trust 2017-VICI B†	3.835%		10/15/2034	6,358	6,607,068
CF Trust 2019-BOSS A1†	4.953% (1 Mo. LIBOR + 3.25%	)#	12/15/2021	4,660	4,666,375	(a)
Citigroup Commercial Mortgage Trust 2014-GC25 XB IO	0.332%	#(i)	10/10/2047	50,626	535,795
Citigroup Commercial Mortgage Trust 2016-GC36 D†	2.85%		2/10/2049	8,100	7,065,346
Commercial Mortgage Pass-Through Certificates 2014-CR19 XA IO	1.191%	#(i)	8/10/2047	4,022	157,531
Commercial Mortgage Pass-Through Certificates 2014-UBS4 D†	4.863%	#(i)	8/10/2047	12,450	11,561,145
Commercial Mortgage Pass-Through Certificates 2015-DC1 D†	4.408%	#(i)	2/10/2048	8,439	7,802,850
Commercial Mortgage Pass-Through Certificates 2015-PC1 AM	4.29%	#(i)	7/10/2050	3,400	3,682,640
Commercial Mortgage Pass-Through Certificates 2015-PC1 B	4.584%	#(i)	7/10/2050	1,570	1,681,689
Commercial Mortgage Pass-Through Certificates 2015-PC1 C	4.584%	#(i)	7/10/2050	2,684	2,803,708
Commercial Mortgage Pass-Through Certificates 2015-PC1 D	4.584%	#(i)	7/10/2050	7,822	7,422,854
Commercial Mortgage Pass-Through Certificates 2016-COR1 AM	3.494%		10/10/2049	1,922	2,012,588
Credit Suisse Mortgage Capital Certificates 2014-USA E†	4.373%		9/15/2037	3,000	2,854,651
CSAIL Commercial Mortgage Trust 2019-C18 AS(c)	3.321%		12/15/2052	4,507	4,638,467
DBWF Mortgage Trust 2018-GLKS A†	2.763% (1 Mo. LIBOR + 1.03%	)#	11/19/2035	6,411	6,427,472
GS Mortgage Securities Corp. Trust 2018-RIVR A†	2.715% (1 Mo. LIBOR + .95%	)#	7/15/2035	4,380	4,390,721
GS Mortgage Securities Trust 2014-GC26 C	4.667%	#(i)	11/10/2047	135	138,250
GS Mortgage Securities Trust 2015-GC32 C	4.557%	#(i)	7/10/2048	1,230	1,307,321
Hudsons Bay Simon JV Trust 2015-HB10 XB10 IO†	0.723%	#(i)	8/5/2034	19,156	589,622
Hudsons Bay Simon JV Trust 2015-HB7 B7†	4.666%		8/5/2034	4,226	4,266,046
Hudsons Bay Simon JV Trust 2015-HB7 D7†	5.331%	#(i)	8/5/2034	3,741	3,593,286
Hudsons Bay Simon JV Trust 2015-HB7 XB7 IO†	0.665%	#(i)	8/5/2034	22,024	298,866
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C19 XA IO	0.909%	#(i)	4/15/2047	2,880	63,120
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C19 XB IO	0.441%	#(i)	4/15/2047	1,595	22,911

See Notes to Financial Statements.	387

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Trust 2015-C30 C	4.41%	#(i)	7/15/2048	$2,500	$2,574,103
JPMorgan Chase Commercial Mortgage Securities Trust 2018-LAQ A†	2.765% (1 Mo. LIBOR + 1.00%	)#	6/15/2032	9,747	9,762,080
JPMorgan Chase Commercial Mortgage Securities Trust 2018-LAQ B†	3.065% (1 Mo. LIBOR + 1.30%	)#	6/15/2032	7,306	7,316,932
JPMorgan Chase Commercial Mortgage Securities Trust 2018-LAQ D†	3.865% (1 Mo. LIBOR + 2.10%	)#	6/15/2032	4,869	4,892,588
JPMorgan Chase Commercial Mortgage Securities Trust 2018-MINN†	2.934% (1 Mo. LIBOR + 1.27%	)#	11/15/2035	3,436	3,442,820
JPMorgan Chase Commercial Mortgage Securities Trust 2018-WPT AFL†	2.724% (1 Mo. LIBOR + .95%	)#	7/5/2033	2,472	2,467,961
JPMorgan Chase Commercial Mortgage Securities Trust 2018-WPT BFL†	3.024% (1 Mo. LIBOR + 1.25%	)#	7/5/2033	7,410	7,398,239
JPMorgan Chase Commercial Mortgage Securities Trust 2018-WPT BFX†	4.549%		7/5/2033	2,228	2,382,159
JPMorgan Chase Commercial Mortgage Securities Trust 2018-WPT CFX†	4.95%		7/5/2033	2,968	3,177,686
Merrill Lynch Mortgage Investors Trust 2006-AF2 AF1	6.25%		10/25/2036	643	539,415
PFP Ltd. 2019-6 A†(c)	2.964% (1 Mo. LIBOR + 1.05%	)#	4/14/2037	4,767	4,813,263
ReadyCap Commercial Mortgage Trust 2019-6 A†	2.832%		10/25/2052	3,704	3,720,245
Sequoia Mortgage Trust 2012-4 A3	2.069%	#(i)	9/25/2042	263	260,817
SFAVE Commercial Mortgage Securities Trust 2015-5AVE A1†	3.872%	#(i)	1/5/2043	695	726,809
SFAVE Commercial Mortgage Securities Trust 2015-5AVE A2B†	4.144%	#(i)	1/5/2043	450	480,053
UBS-BAMLL Trust 2012-WRM E†	4.379%	#(i)	6/10/2030	3,905	3,792,025
Wells Fargo Commercial Mortgage Trust 2013-LC12 D†	4.42%	#(i)	7/15/2046	5,195	4,627,885
Wells Fargo Commercial Mortgage Trust 2015-C28 D	4.244%	#(i)	5/15/2048	7,460	7,072,935
Wells Fargo Commercial Mortgage Trust 2016-C35 C	4.176%	#(i)	7/15/2048	2,642	2,734,446

388	See Notes to Financial Statements.

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Wells Fargo Commercial Mortgage Trust 2016-NXS5 E†	5.038%	#(i)	1/15/2059		$2,748	$2,758,251
Wells Fargo Commercial Mortgage Trust 2017-C41 AS	3.785%	#(i)	11/15/2050		3,197	3,439,528
WF-RBS Commercial Mortgage Trust 2014-C20 XA IO	1.124%	#(i)	5/15/2047		8,733	298,264
WF-RBS Commercial Mortgage Trust 2014-C20 XB IO	0.734%	#(i)	5/15/2047		2,205	55,802
WF-RBS Commercial Mortgage Trust 2014-C23 XA IO	0.715%	#(i)	10/15/2057		61,181	1,445,773
WF-RBS Commercial Mortgage Trust 2014-C23 XB IO	0.307%	#(i)	10/15/2057		100,000	1,245,700
Total Non-Agency Commercial Mortgage-Backed Securities (cost $190,912,137)						198,077,726

U.S. TREASURY OBLIGATIONS 17.92%
U.S. Treasury Bond	2.25%		8/15/2049		118,556	119,630,414
U.S. Treasury Bond	2.75%		11/15/2047		78,916	87,812,546
U.S. Treasury Bond	3.625%		8/15/2043		54,109	68,520,806
U.S. Treasury Inflation Indexed Note(k)	0.625%		4/15/2023		175,450	177,145,951
U.S. Treasury Note(c)	1.50%		11/30/2021		45,801	45,700,810
U.S. Treasury Note(c)	1.50%		11/30/2024		52,840	52,521,102
U.S. Treasury Note	1.75%		11/15/2029		73,594	73,414,327
U.S. Treasury Note	2.50%		1/31/2021		101,339	102,269,261
U.S. Treasury Note	2.875%		10/31/2020		4,166	4,210,182
Total U.S. Treasury Obligations (cost $711,018,256)						731,225,399
Total Long-Term Investments (cost $4,165,537,896)						4,255,405,369

SHORT-TERM INVESTMENTS 27.44%

FOREIGN GOVERNMENT OBLIGATION 9.69%

Japan
Japan Treasury Discount Bill(b) (cost $404,948,162)	Zero Coupon		1/8/2020	JPY	43,249,350	395,330,194

GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGH 5.07%
Federal Home Loan Bank Discount Notes (cost $207,084,753)	Zero Coupon		12/6/2019		$207,141	207,104,866

U.S. TREASURY OBLIGATIONS 9.60%
U.S. Treasury Bill	Zero Coupon		12/3/2019		380,000	379,983,322
U.S. Treasury Bill	Zero Coupon		1/30/2020		11,827	11,796,484
Total U.S. Treasury Obligations (cost $391,764,844)						391,779,806

See Notes to Financial Statements.	389

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2019

Investments	Principal Amount (000)	Fair Value
REPURCHASE AGREEMENTS 3.08%
Repurchase Agreement dated 11/29/2019, 0.85% due 12/2/2019 with Fixed Income Clearing Corp. collateralized by $11,060,000 of U.S. Treasury Note at 1.125% due 9/30/2021; value: $10,970,171; proceeds: $10,755,208	$10,754	$10,754,447
Repurchase Agreement dated 11/29/2019, 1.45% due 12/2/2019 with JPMorgan Chase & Co. collateralized by $56,933,000 of U.S. Treasury Note at 2.375% due 8/15/2024; value: $59,219,409; proceeds: $58,007,008	58,000	58,000,000
Repurchase Agreement dated 11/29/2019, 1.61% due 12/2/2019 with Toronto Dominion Grand Cayman collateralized by $57,755,000 of U.S. Treasury Note at 2.25% due 4/30/2021; value: $58,320,452; proceeds: $57,007,648	57,000	57,000,000
Total Repurchase Agreements (cost $125,754,447)		125,754,447
Total Short-Term Investments (cost $1,129,552,206)		1,119,969,313
Total Investments in Securities 131.70% (cost $5,295,090,102)		5,375,374,682
Liabilities in Excess of Foreign Cash and Other Assets(l) (31.70%)		(1,293,806,731)
Net Assets 100.00%		$4,081,567,951

BRL	Brazilian real.
CAD	Canadian dollar.
EUR	euro.
JPY	Japanese yen.
MXN	Mexican peso.
IO	Interest Only.
LIBOR	London Interbank Offered Rate.
PIK	Payment-in-kind.

†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At November 30, 2019, the total value of Rule 144A securities was $1,172,949,038, which represents 28.74% of net assets.
#	Variable rate security. The interest rate represents the rate in effect at November 30, 2019.
*	Non-income producing security.
(a)	Level 3 Investment as described in Note 2(t) in the Notes to Financials. Security valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.
(b)	Investment in non-U.S. dollar denominated securities.
(c)	Securities purchased on a when-issued basis (See Note 2(i)).
(d)	Variable Rate is Fixed to Float: Rate remains fixed until designated future date.
(e)	Foreign security traded in U.S. dollars.
(f)	Defaulted (non-income producing security).
(g)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at November 30, 2019.
(h)	Interest rate to be determined.
(i)	Interest rate is based on the weighted average interest rates of the underlying mortgages within the mortgage pool.
(j)	To-be-announced (“TBA”). Security purchased on a forward commitment basis with an approximate principal and maturity date. Actual principal and maturity will be determined upon settlement when the specific mortgage pools are assigned.
(k)	Treasury Inflation Protected Security. A U.S. Treasury Note or Bond that offers protection from inflation by paying a fixed rate of interest on principal amount that is adjusted for inflation based on the Consumer Price Index.
(l)	Liabilities in Excess of Foreign Cash and Other Assets include net unrealized appreciation/depreciation on forward foreign currency exchange contracts, futures contracts and swaps as follows:

390	See Notes to Financial Statements.

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2019

Centrally Cleared Interest Rate Swap Contracts at November 30, 2019:

Central Clearingparty*	Periodic Payments to be Made By The Fund (Quarterly)	Periodic Payments to be Received By The Fund (Quarterly)	Termination Date	Notional Amount	Notional Value	Unrealized Appreciation
Credit Suisse	3-Month USD LIBOR Index	1.8902%	6/7/2021	$200,000,000	$200,659,014	$659,014
Credit Suisse	3-Month USD LIBOR Index	2.3497%	4/1/2021	$284,374,331	$286,789,098	2,414,767
Total						$3,073,781

*	Central clearinghouse: Chicago Mercantile Exchange (CME).

Centrally Cleared Interest Rate Swap Contracts at November 30, 2019:

Central Clearingparty*	Periodic Payments to be Made By The Fund (Quarterly)	Periodic Payments to be Received By The Fund (Quarterly)	Termination Date	Notional Amount	Notional Value	Unrealized Depreciation
Credit Suisse	2.4045%	3-Month USD LIBOR Index	4/1/2029	$19,020,000	$17,820,974	$(1,199,026)

*	Central clearinghouse: Chicago Mercantile Exchange (CME).

Open Forward Foreign Currency Exchange Contracts at November 30, 2019:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation
Canadian dollar	Sell	State Street Bank and Trust	12/13/2019	4,000,000	$3,012,587	$3,011,553	$1,034
euro	Sell	State Street Bank and Trust	12/9/2019	1,741,000	1,934,134	1,918,920	15,214
Japanese yen	Sell	Bank of America	1/8/2020	43,018,000,000	405,267,020	394,307,663	10,959,357
Mexican peso	Sell	BNP Paribas S.A.	2/14/2020	33,000,000	1,696,847	1,669,105	27,742
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$11,003,347

Open Futures Contracts at November 30, 2019:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation
U.S. 2-Year Treasury Note	March 2020	330	Short	$(71,155,665)	$(71,143,360)	$12,305
U.S. 10-Year Ultra Treasury Note	March 2020	527	Short	(75,080,125)	(74,949,282)	130,843
Total Unrealized Appreciation on Open Futures Contracts						$143,148

See Notes to Financial Statements.	391

Schedule of Investments (continued)

TOTAL RETURN FUND November 30, 2019

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Depreciation
U.S. 5-Year Treasury Note	March 2020	1,919	Long	$228,454,398	$228,301,032	$(153,366)
U.S. Long Bond	March 2020	999	Long	159,779,431	158,809,782	(969,649)
U.S. Ultra Treasury Bond	March 2020	108	Long	20,325,284	20,273,625	(51,659)
Total Unrealized Depreciation on Open Futures Contracts						$(1,174,674)

The following is a summary of the inputs used as of November 30, 2019 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Asset-Backed Securities
Credit Cards	$–	$42,089,310	$11,563,366	$53,652,676
Other	–	331,350,560	1,961,078	333,311,638
Remaining Industries	–	324,686,202	–	324,686,202
Common Stocks	–	99,040	–	99,040
Corporate Bonds	–	1,097,507,589	–	1,097,507,589
Floating Rate Loans	–	22,076,003	–	22,076,003
Foreign Bond	–	1,636,396	–	1,636,396
Foreign Government Obligations	–	132,147,386	–	132,147,386
Government Sponsored Enterprises Collateralized Mortgage Obligations	–	51,831,922	–	51,831,922
Government Sponsored Enterprises Pass-Throughs	–	1,304,621,621	–	1,304,621,621
Municipal Bonds	–	4,531,771	–	4,531,771
Non-Agency Commercial Mortgage-Backed Securities	–	193,411,351	4,666,375	198,077,726
U.S. Treasury Obligations	–	731,225,399	–	731,225,399
Short-Term Investments
Foreign Government Obligation	–	395,330,194	–	395,330,194
Government Sponsored Enterprises Pass-Through	–	207,104,866	–	207,104,866
U.S. Treasury Obligations	–	391,779,806	–	391,779,806
Repurchase Agreements	–	125,754,447	–	125,754,447
Total	$–	$5,357,183,863	$18,190,819	$5,375,374,682
Other Financial Instruments
Forward Foreign Currency Exchange Contracts
Assets	$–	$11,003,347	$–	$11,003,347
Liabilities	–	–	–	–
Futures Contracts
Assets	143,148	–	–	143,148
Liabilities	(1,174,674)	–	–	(1,174,674)
Centrally Cleared Interest Rate Swaps Contracts
Assets	–	3,073,781	–	3,073,781
Liabilities	–	(1,199,026)	–	(1,199,026)
Total	$(1,031,526)	$12,878,102	$–	$11,846,576

(1)	Refer to Note 2(t) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. Each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

392	See Notes to Financial Statements.

Schedule of Investments (concluded)

TOTAL RETURN FUND November 30, 2019

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

Investment Type	Asset-Backed Securities	Non-Agency Commercial Mortgage- Backed Securities
Balance as of December 1, 2018	$3,749,000	$–
Accrued Discounts (Premiums)	(522)	–
Realized Gain (Loss)	–	–
Change in Unrealized Appreciation (Depreciation)	124,596	6,375
Purchases	13,400,370	4,660,000
Sales	–	–
Transfers into Level 3	–	–
Transfers out of Level 3	(3,749,000)	–
Balance as of November 30, 2019	$13,524,444	$4,666,375
Change in unrealized appreciation/depreciation for the year ended November 30, 2019, related to Level 3 investments held at November 30, 2019	$124,596	$6,375

See Notes to Financial Statements.	393

Schedule of Investments

ULTRA SHORT BOND FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
LONG-TERM INVESTMENTS 67.65%

ASSET-BACKED SECURITIES 22.60%

Automobiles 13.32%
ACC Trust 2018-1 A†	3.70%		12/21/2020	$305	$304,808
ACC Trust 2019-1 A†	3.75%		5/20/2022	9,178	9,230,409
American Credit Acceptance Receivables Trust 2016-3 C†	4.26%		8/12/2022	2,784	2,796,310
American Credit Acceptance Receivables Trust 2018-1 C†	3.55%		4/10/2024	3,519	3,534,287
American Credit Acceptance Receivables Trust 2019-1 B†	3.32%		4/12/2023	11,520	11,638,177
AmeriCredit Automobile Receivables 2015-4 D	3.72%		12/8/2021	21,398	21,542,847
AmeriCredit Automobile Receivables Trust 2015-3 C	2.73%		3/8/2021	292	291,548
AmeriCredit Automobile Receivables Trust 2016-3 B	1.80%		10/8/2021	500	499,396
AmeriCredit Automobile Receivables Trust 2016-3 C	2.24%		4/8/2022	2,481	2,482,430
AmeriCredit Automobile Receivables Trust 2016-3 D	2.71%		9/8/2022	6,489	6,530,709
Americredit Automobile Receivables Trust 2016-4 B	1.83%		12/8/2021	1,362	1,361,264
AmeriCredit Automobile Receivables Trust 2017-4 A3	2.04%		7/18/2022	6,003	6,003,487
AmeriCredit Automobile Receivables Trust 2018-2 A2A	2.86%		11/18/2021	11,027	11,043,508
AmeriCredit Automobile Receivables Trust 2018-3 A2A	3.11%		1/18/2022	7,692	7,714,328
AmeriCredit Automobile Receivables Trust 2018-3 A2B	2.013% (1 Mo. LIBOR + .25%	)#	1/18/2022	7,692	7,691,037
AmeriCredit Automobile Receivables Trust 2019-1 A2A	2.93%		6/20/2022	19,441	19,514,584
AmeriCredit Automobile Receivables Trust 2019-1 A2B	2.023% (1 Mo. LIBOR + .26%	)#	6/20/2022	21,486	21,489,467
AmeriCredit Automobile Receivables Trust 2019-3 A2A	2.17%		1/18/2023	33,489	33,528,440
Avid Automobile Receivables Trust 2018-1 A†	2.84%		8/15/2023	706	707,008

394	See Notes to Financial Statements.

Schedule of Investments (continued)

ULTRA SHORT BOND FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Automobiles (continued)
BMW Vehicle Lease Trust 2019-1 A2	2.79%		3/22/2021	$54,351	$54,517,385
California Republic Auto Receivables Trust 2015-4 A4†	2.58%		6/15/2021	710	710,612
California Republic Auto Receivables Trust 2016-2 A4	1.83%		12/15/2021	155	155,216
California Republic Auto Receivables Trust 2017-1 A4	2.28%		6/15/2022	8,898	8,904,681
California Republic Auto Receivables Trust 2018-1 A2	2.86%		3/15/2021	159	159,082
Capital Auto Receivables Asset Trust 2015-3 D	3.34%		3/22/2021	1,320	1,321,124
Capital Auto Receivables Asset Trust 2015-4 D	3.62%		5/20/2021	1,028	1,029,299
Capital Auto Receivables Asset Trust 2016-2 B	2.11%		3/22/2021	495	494,620
Capital Auto Receivables Asset Trust 2017-1 A3†	2.02%		8/20/2021	2,372	2,372,152
Capital Auto Receivables Asset Trust 2018-1 A3†	2.79%		1/20/2022	19,344	19,397,385
Capital Auto Receivables Asset Trust 2018-1 A4†	2.93%		6/20/2022	13,907	14,023,756
Capital Auto Receivables Asset Trust 2018-2 A2†	3.02%		2/22/2021	10,859	10,878,589
Capital Auto Receivables Asset Trust 2018-2 A3†	3.27%		6/20/2023	12,196	12,303,872
Capital Auto Receivables Asset Trust 2018-2 B†	3.48%		10/20/2023	5,648	5,721,466
Capital One Prime Auto Receivables Trust 2019-1 A2	2.58%		4/15/2022	114,502	115,044,808
Capital One Prime Auto Receivables Trust 2019-2 A2	2.06%		9/15/2022	95,682	95,766,640
CarMax Auto Owner Trust 2016-1 D	3.11%		8/15/2022	6,389	6,400,758
CarMax Auto Owner Trust 2016-3 A3	1.39%		5/17/2021	48	48,220
CarMax Auto Owner Trust 2016-4 A3	1.40%		8/15/2021	1,231	1,228,884
CarMax Auto Owner Trust 2016-4 A4	1.60%		6/15/2022	17,638	17,579,893
Carvana Auto Receivables Trust 2019-3A A2†	2.42%		4/15/2022	52,172	52,215,125
Chesapeake Funding II LLC 2017-2A A1†	1.99%		5/15/2029	2,025	2,023,366
Chesapeake Funding II LLC 2017-2A A2†	2.215% (1 Mo. LIBOR + .45%	)#	5/15/2029	1,104	1,105,024
Chesapeake Funding II LLC 2017-3A A1†	1.91%		8/15/2029	753	752,744
Chesapeake Funding II LLC 2017-3A A2†	2.105% (1 Mo. LIBOR + .34%	)#	8/15/2029	11,073	11,069,351
Chesapeake Funding II LLC 2017-4A A1†	2.12%		11/15/2029	23,245	23,241,034
Chesapeake Funding II LLC 2017-4A A2†	2.105% (1 Mo. LIBOR + .34%	)#	11/15/2029	4,320	4,321,928
Chesapeake Funding II LLC 2018-3A A2†	2.245% (1 Mo. LIBOR + .48%	)#	1/15/2031	69,055	69,120,491

See Notes to Financial Statements.	395

Schedule of Investments (continued)

ULTRA SHORT BOND FUND November 30, 2019

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
Automobiles (continued)
CPS Auto Receivables Trust 2014-C D†	4.83%	8/17/2020	$5,977		$5,981,872
CPS Auto Receivables Trust 2016-C C†	3.27%	6/15/2022	2,869		2,872,673
CPS Auto Receivables Trust 2016-C D†	5.92%	6/15/2022	5,325		5,436,999
CPS Auto Receivables Trust 2017-C B†	2.30%	7/15/2021	–	(a)	134
CPS Auto Receivables Trust 2017-D B†	2.43%	1/18/2022	1,367		1,367,094
CPS Auto Receivables Trust 2018-A B†	2.77%	4/18/2022	1,200		1,202,456
CPS Auto Receivables Trust 2018-B A†	2.72%	9/15/2021	1,058		1,058,707
CPS Auto Receivables Trust 2018-B B†	3.23%	7/15/2022	1,135		1,139,629
CPS Auto Receivables Trust 2019-A†	3.18%	6/15/2022	17,504		17,573,643
CPS Auto Trust 2017-A C†	3.31%	12/15/2022	10,449		10,480,416
CPS Auto Trust 2018-C A†	2.87%	9/15/2021	2,000		2,001,633
CPS Auto Trust 2018-C B†	3.43%	7/15/2022	3,840		3,862,601
Drive Auto Receivables Trust 2016-BA D†	4.53%	8/15/2023	7,197		7,285,843
Drive Auto Receivables Trust 2016-CA D†	4.18%	3/15/2024	17,515		17,746,714
Drive Auto Receivables Trust 2017-1 C	2.84%	4/15/2022	785		784,806
Drive Auto Receivables Trust 2017-2 C	2.75%	9/15/2023	1,218		1,218,383
Drive Auto Receivables Trust 2017-3 C	2.80%	7/15/2022	539		539,180
Drive Auto Receivables Trust 2017-AA C†	2.98%	1/18/2022	768		768,892
Drive Auto Receivables Trust 2017-AA D†	4.16%	5/15/2024	16,792		17,053,169
Drive Auto Receivables Trust 2017-BA D†	3.72%	10/17/2022	7,104		7,138,225
Drive Auto Receivables Trust 2018-2 C	3.63%	8/15/2024	12,993		13,068,910
Drive Auto Receivables Trust 2018-3 B	3.37%	9/15/2022	13,641		13,663,447
Drive Auto Receivables Trust 2018-3 C	3.72%	9/16/2024	8,689		8,769,170
Drive Auto Receivables Trust 2018-4 B	3.36%	10/17/2022	8,403		8,420,042
Drive Auto Receivables Trust 2018-4 C	3.66%	11/15/2024	4,697		4,746,033
Drive Auto Receivables Trust 2018-5 B	3.68%	7/15/2023	39,891		40,398,573
Drive Auto Receivables Trust 2019-2 A2A	2.93%	3/15/2022	17,251		17,275,250
Drive Auto Receivables Trust 2019-3 A2A	2.63%	9/15/2022	26,121		26,173,864
Drive Auto Receivables Trust 2019-4 A2A	2.32%	6/15/2022	69,860		69,960,298
Drive Auto Receivables Trust 2019-4 A3	2.16%	5/15/2023	44,367		44,365,452
Drive Auto Receivables Trust 2019-4 B	2.23%	1/16/2024	36,764		36,735,508
Enterprise Fleet Financing LLC 2017-1 A2†	2.13%	7/20/2022	194		193,545
Enterprise Fleet Financing LLC 2017-2 A2†	1.97%	1/20/2023	506		505,902
Enterprise Fleet Financing LLC 2018-1 A2†	2.87%	10/20/2023	8,553		8,593,998
Exeter Automobile Receivables Trust 2016-3A C†	4.22%	6/15/2022	3,825		3,867,513
Exeter Automobile Receivables Trust 2017-1A C†	3.95%	12/15/2022	960		970,709

396	See Notes to Financial Statements.

Schedule of Investments (continued)

ULTRA SHORT BOND FUND November 30, 2019

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Automobiles (continued)
Exeter Automobile Receivables Trust 2019-3A A†	2.59%	9/15/2022	$72,944	$73,105,286
Fifth Third Auto Trust 2019-1 A2A	2.66%	5/16/2022	37,042	37,196,621
First Investors Auto Owner Trust 2016-2A A2†	1.87%	11/15/2021	11	11,254
First Investors Auto Owner Trust 2018-2A A1†	3.23%	12/15/2022	7,698	7,733,585
First Investors Auto Owner Trust 2019-1A A†	2.89%	3/15/2024	26,684	26,898,751
First Investors Auto Owner Trust 2019-2A A†	2.21%	9/16/2024	48,870	48,887,936
Flagship Credit Auto Trust 2016-1 B†	3.91%	6/15/2022	1,374	1,377,569
Flagship Credit Auto Trust 2017-3 A†	1.88%	10/15/2021	384	384,128
Flagship Credit Auto Trust 2017-4 A†	2.07%	4/15/2022	520	519,704
Flagship Credit Auto Trust 2018-2 A†	2.97%	10/17/2022	10,986	11,026,026
Flagship Credit Auto Trust 2018-3 A†	3.07%	2/15/2023	17,512	17,601,593
Ford Credit Auto Lease Trust 2018-A A3	2.93%	6/15/2021	48,660	48,816,530
Ford Credit Auto Owner Trust 2015-1 A†	2.12%	7/15/2026	124,736	124,761,845
Ford Credit Auto Owner Trust 2019-A A2A	2.78%	2/15/2022	17,576	17,643,805
Ford Credit Auto Owner Trust 2019-C A2A	1.88%	7/15/2022	31,357	31,368,242
Foursight Capital Automobile Receivables Trust 2018-1 A3†	3.24%	9/15/2022	5,279	5,300,119
Foursight Capital Automobile Receivables Trust 2018-2 A2†	3.32%	4/15/2022	11,213	11,248,328
GM Financial Automobile Leasing Trust 2017 2 B	2.43%	6/21/2021	3,787	3,788,847
GM Financial Automobile Leasing Trust 2019-1 A2A	2.91%	4/20/2021	12,514	12,556,336
GM Financial Automobile Leasing Trust 2019-2 A2A	2.67%	6/21/2021	30,765	30,856,229
GM Financial Automobile Leasing Trust 2019-2 A3	2.67%	3/21/2022	16,101	16,221,329
GM Financial Automobile Leasing Trust 2019-3 A2A	2.09%	10/20/2021	92,037	92,086,332
GM Financial Consumer Automobile Receivables Trust 2017-3A A3†	1.97%	5/16/2022	25,373	25,372,294
GM Financial Consumer Automobile Receivables Trust 2019-1 A2	2.99%	3/16/2022	28,764	28,848,096
Honda Auto Receivables Owner Trust 2017-3 A3	1.79%	9/20/2021	5,840	5,836,708
Honda Auto Receivables Owner Trust 2019-1 A2	2.75%	9/20/2021	57,841	58,092,751

See Notes to Financial Statements.	397

Schedule of Investments (continued)

ULTRA SHORT BOND FUND November 30, 2019

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Automobiles (continued)
Hyundai Auto Lease Securitization Trust 2018-A A3†	2.81%	4/15/2021	$65,889	$66,101,578
Hyundai Auto Receivables Trust 2019-B A2	1.93%	7/15/2022	16,743	16,761,089
Mercedes-Benz Auto Lease Trust 2019-B A2	2.01%	12/15/2021	27,502	27,525,062
Nissan Auto Receivables Owner Trust 2016-B A3	1.32%	1/15/2021	11	11,187
Nissan Auto Receivables Owner Trust 2017-C A3	2.12%	4/18/2022	31,646	31,679,935
Prestige Auto Receivables Trust 2019-1A A2†	2.44%	7/15/2022	35,587	35,640,658
Prestige Auto Receivables Trust 2019-1A A3†	2.45%	5/15/2023	29,320	29,423,634
Santander Drive Auto Receivables Trust 2015-4 D	3.53%	8/16/2021	24,883	24,931,556
Santander Drive Auto Receivables Trust 2015-4 E†	4.54%	11/15/2022	40,950	41,144,218
Santander Drive Auto Receivables Trust 2015-5 D	3.65%	12/15/2021	11,765	11,803,590
Santander Drive Auto Receivables Trust 2016-1 E	5.02%	6/15/2023	38,076	38,457,621
Santander Drive Auto Receivables Trust 2016-2 D	3.39%	4/15/2022	1,160	1,169,641
Santander Drive Auto Receivables Trust 2016-2 E	4.38%	9/15/2023	13,300	13,499,263
Santander Drive Auto Receivables Trust 2016-3 C	2.46%	3/15/2022	2,640	2,642,888
Santander Drive Auto Receivables Trust 2016-3 D	2.80%	8/15/2022	11,898	11,973,005
Santander Drive Auto Receivables Trust 2018-1 B	2.63%	7/15/2022	33,841	33,874,611
Santander Drive Auto Receivables Trust 2018-2 B	3.03%	9/15/2022	20,343	20,387,771
Santander Drive Auto Receivables Trust 2018-2 C	3.35%	7/17/2023	42,429	42,858,407
Santander Drive Auto Receivables Trust 2018-3 C	3.51%	8/15/2023	42,656	43,147,372
Santander Drive Auto Receivables Trust 2018-4 B	3.27%	1/17/2023	46,221	46,441,104
Santander Drive Auto Receivables Trust 2018-5 B	3.52%	12/15/2022	12,616	12,700,785
TCF Auto Receivables Owner Trust 2016-PT1A A†	1.93%	6/15/2022	240	239,824
Toyota Auto Receivables Owner Trust 2016-D A3	1.23%	10/15/2020	89	88,978
Toyota Auto Receivables Owner Trust 2018-A A3	2.35%	5/16/2022	7,448	7,469,462
USAA Auto Owner Trust 2019-1 A2	2.26%	2/15/2022	39,555	39,622,580
Westlake Automobile Receivables Trust 2016-3A D†	3.58%	1/18/2022	21,565	21,611,736
Westlake Automobile Receivables Trust 2018-1A C†	2.92%	5/15/2023	2,745	2,753,398
Westlake Automobile Receivables Trust 2018-2A C†	3.50%	1/16/2024	5,383	5,435,633
Westlake Automobile Receivables Trust 2018-3A A2A†	2.98%	1/18/2022	8,550	8,568,975
Westlake Automobile Receivables Trust 2018-3A B†	3.32%	10/16/2023	23,532	23,743,016
Westlake Automobile Receivables Trust 2019-1A A2A†	3.06%	5/16/2022	46,295	46,486,506
Westlake Automobile Receivables Trust 2019-2A A2A†	2.57%	2/15/2023	43,480	43,640,024
Westlake Automobile Receivables Trust 2019-3A A2†	2.15%	2/15/2023	76,952	77,046,128
Wheels SPV 2 LLC 2018-1A A2†	3.06%	4/20/2027	4,291	4,315,372
World Omni Automobile Lease Securitization Trust 2017-A B	2.48%	8/15/2022	1,353	1,353,413
World Omni Automobile Lease Securitization Trust 2018-A A3	2.83%	7/15/2021	17,031	17,095,880

398	See Notes to Financial Statements.

Schedule of Investments (continued)

ULTRA SHORT BOND FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Automobiles (continued)
World Omni Select Auto Trust 2018-1A A2†	3.24%		4/15/2022	$9,755	$9,779,728
World Omni Select Auto Trust 2018-1A A3†	3.46%		3/15/2023	39,410	39,736,126
Total					2,741,734,830

Credit Cards 5.28%
American Express Credit Account Master Trust 2017-1 A	1.93%		9/15/2022	46,674	46,668,791
American Express Credit Account Master Trust 2017-2 A	2.215% (1 Mo. LIBOR + .45%	)#	9/16/2024	17,324	17,406,213
American Express Credit Account Master Trust 2017-3 A	1.77%		11/15/2022	19,097	19,090,534
American Express Credit Account Master Trust 2018-1 A	2.67%		10/17/2022	9,618	9,639,040
BA Credit Card Trust 2017-A1	1.95%		8/15/2022	9,020	9,021,526
BA Credit Card Trust 2017-A2	1.84%		1/17/2023	68,435	68,405,676
Barclays Dryrock Issuance Trust 2017-1 A	2.095% (1 Mo. LIBOR + .33%	)#	3/15/2023	616	616,539
Barclays Dryrock Issuance Trust 2017-2 A	2.065% (1 Mo. LIBOR + .30%	)#	5/15/2023	16,646	16,662,045
Barclays Dryrock Issuance Trust 2018-1 A	2.095% (1 Mo. LIBOR + .33%	)#	7/15/2024	8,533	8,536,400
Capital One Multi-Asset Execution Trust 2016-A7	2.275% (1 Mo. LIBOR + .51%	)#	9/16/2024	13,141	13,218,983
Capital One Multi-Asset Execution Trust 2017-A1	2.00%		1/17/2023	46,182	46,196,935
Capital One Multi-Asset Execution Trust 2017-A4	1.99%		7/17/2023	86,277	86,386,762
Chase Issuance Trust 2018-A1	1.965% (1 Mo. LIBOR + .20%	)#	4/17/2023	12,755	12,764,657
Citibank Credit Card Issuance Trust 2014-A1	2.88%		1/23/2023	9,819	9,934,367
Citibank Credit Card Issuance Trust 2017-A3	1.92%		4/7/2022	65,640	65,641,050
Discover Card Execution Note Trust 2015-A2 A	1.90%		10/17/2022	14,699	14,698,494
Discover Card Execution Note Trust 2017-A1	2.255% (1 Mo. LIBOR + .49%	)#	7/15/2024	47,116	47,377,744
Discover Card Execution Note Trust 2017-A6	1.88%		2/15/2023	39,045	39,083,608
First National Master Note Trust 2017-2 A	2.205% (1 Mo. LIBOR + .44%	)#	10/16/2023	3,500	3,505,069
First National Master Note Trust 2018-1 A	2.225% (1 Mo. LIBOR + .46%	)#	10/15/2024	32,938	32,924,446
Golden Credit Card Trust 2017-2A A†	1.98%		4/15/2022	23,339	23,337,121

See Notes to Financial Statements.	399

Schedule of Investments (continued)

ULTRA SHORT BOND FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Credit Cards (continued)
Golden Credit Card Trust 2019-1A A†	2.215% (1 Mo. LIBOR + .45%	)#	12/15/2022	$49,831	$49,994,266
Gracechurch Card Funding plc 2018-1 A†	2.165% (1 Mo. LIBOR + .40%	)#	7/15/2022	19,202	19,180,165
Master Credit Card Trust 2019-1A A†	2.202% (1 Mo. LIBOR + .48%	)#	7/21/2022	34,629	34,694,532
Master Credit Card Trust II 2017-1A A†	2.26%		7/21/2021	53,055	53,069,208
Master Credit Card Trust II 2017-1A B†	2.56%		7/21/2021	932	932,276
Master Credit Card Trust II 2018-3A B†	3.40%		1/21/2022	9,053	9,114,691
Synchrony Credit Card Master Note Trust 2015-1 A	2.37%		3/15/2023	31,270	31,297,386
Synchrony Credit Card Master Note Trust 2015-1 B	2.64%		3/15/2023	30,707	30,725,191
Synchrony Credit Card Master Note Trust 2015-4 A	2.38%		9/15/2023	26,086	26,170,592
Synchrony Credit Card Master Note Trust 2018-1 C	3.36%		3/15/2024	15,400	15,517,610
Trillium Credit Card Trust II 2019-2A A†	3.038%		1/26/2024	80,000	80,922,112
World Financial Network Credit Card Master Trust 2015-B A	2.55%		6/17/2024	5,045	5,062,286
World Financial Network Credit Card Master Trust 2017-C A	2.31%		8/15/2024	107,821	108,056,912
World Financial Network Credit Card Master Trust 2018-A	3.07%		12/16/2024	30,616	30,980,958
Total					1,086,834,185

Other 4.00%
Access Point Funding I LLC 2017-A†	3.06%		4/15/2029	438	437,714
Ally Master Owner Trust 2018-2 A	3.29%		5/15/2023	15,340	15,634,632
Amur Equipment Finance Receivables VI LLC 2018-2A A2†	3.89%		7/20/2022	10,131	10,301,655
Amur Equipment Finance Receivables VII LLC 2019-1A A2†	2.63%		6/20/2024	18,822	18,944,174
Ascentium Equipment Receivables Trust 2017-1A A3†	2.29%		6/10/2021	4,539	4,542,927
BMW Floorplan Master Owner Trust 2018-1 A1†	3.15%		5/15/2023	15,670	15,936,594
CCG Receivables Trust 2018-1 A2†	2.50%		6/16/2025	1,052	1,053,930
Conn’s Receivables Funding LLC 2018-A†	3.25%		1/15/2023	9,073	9,109,336
Conn’s Receivables Funding LLC 2019-A†	3.40%		10/16/2023	28,153	28,380,723
Conn’s Receivables Funding LLC 2019-B A†	2.66%		6/17/2024	25,343	25,375,262
Dell Equipment Finance Trust 2018-1 A2A†	2.97%		10/22/2020	9,832	9,849,360
DLL LLC 2018-1 A2†	2.81%		11/17/2020	1,371	1,371,380
DLL LLC 2018-1 A3†	3.10%		4/18/2022	23,109	23,255,081

400	See Notes to Financial Statements.

Schedule of Investments (continued)

ULTRA SHORT BOND FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Other (continued)
DLL LLC 2018-ST2 A2†	3.14%		10/20/2020	$10,358	$10,371,751
DLL LLC 2019-MT3 A2†	2.13%		1/20/2022	49,857	49,866,063
DLL Securitization Trust 2017-A A3†	2.14%		12/15/2021	17,696	17,703,122
Engs Commercial Finance Trust 2016-1A A2†	2.63%		2/22/2022	46	45,641
Ford Credit Floorplan Master Owner Trust 2015-2 A1	1.98%		1/15/2022	11,437	11,436,698
Ford Credit Floorplan Master Owner Trust 2015-5 A1	2.42%		8/15/2022	39,334	39,438,031
Ford Credit Floorplan Master Owner Trust 2017-2 A1	2.16%		9/15/2022	38,517	38,565,570
Ford Credit Floorplan Master Owner Trust A 2017-1 A1	2.07%		5/15/2022	72,938	72,949,692
FREED ABS TRUST 2018-1 A†	3.61%		7/18/2024	4,518	4,540,357
FREED ABS TRUST 2018-2 A†	3.99%		10/20/2025	9,434	9,504,362
GMF Floorplan Owner Revolving Trust 2017-1 B†	2.58%		1/18/2022	22,234	22,239,512
GMF Floorplan Owner Revolving Trust 2017-2 A1†	2.13%		7/15/2022	25,509	25,521,081
GMF Floorplan Owner Revolving Trust 2018-1 A†	2.065% (1 Mo. LIBOR + .30%	)#	3/15/2022	27,768	27,775,531
Marlette Funding Trust 2018-3 A†	3.20%		9/15/2028	9,947	9,972,353
Marlette Funding Trust 2018-4A A†	3.71%		12/15/2028	11,171	11,269,252
Mercedes-Benz Master Owner Trust 2018-BA A†	2.105% (1 Mo. LIBOR + .34%	)#	5/15/2023	20,435	20,441,656
MMAF Equipment Finance LLC 2014-AA A4†	1.59%		2/8/2022	2,191	2,188,475
Navient Private Education Refi Loan Trust 2019-A A1†	3.03%		1/15/2043	13,930	14,011,742
Navistar Financial Dealer Note Master Owner Trust II 2018-1 A†	2.338% (1 Mo. LIBOR + .63%	)#	9/25/2023	33,008	33,053,211
NextGear Floorplan Master Owner Trust 2017-1A A2†	2.54%		4/18/2022	13,038	13,054,899
NextGear Floorplan Master Owner Trust 2018-2A A1†	2.365% (1 Mo. LIBOR + .60%	)#	10/15/2023	14,116	14,148,436
Nissan Master Owner Trust Receivables 2017-B A	2.195% (1 Mo. LIBOR + .43%	)#	4/18/2022	45,559	45,593,962
OneMain Financial Issuance Trust 2016-1A A†	3.66%		2/20/2029	1,488	1,492,443
PFS Financing Corp. 2017-D A†	2.40%		10/17/2022	13,043	13,072,075
PFS Financing Corp. 2018-A A†	2.165% (1 Mo. LIBOR + .40%	)#	2/17/2022	26,700	26,690,930
PFS Financing Corp. 2018-A B†	2.365% (1 Mo. LIBOR + .60%	)#	2/17/2022	6,000	5,990,027

See Notes to Financial Statements.	401

Schedule of Investments (continued)

ULTRA SHORT BOND FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Other (continued)
SCF Equipment Leasing LLC 2018-1A A2†	3.63%		10/20/2024	$6,444	$6,529,869
SCF Equipment Leasing LLC 2019-1A A1†	3.04%		3/20/2023	13,788	13,833,655
SCF Equipment Leasing LLC 2019-2A A1†	2.22%		6/20/2024	23,738	23,763,312
SMB Private Education Loan Trust 2018-B A1†	2.085% (1 Mo. LIBOR + .32%	)#	12/16/2024	4,607	4,605,081
SoFi Consumer Loan Program LLC 2016-2A A†	3.09%		10/27/2025	667	669,542
SoFi Professional Loan Program LLC 2017-C A2A†	1.75%		7/25/2040	78	78,221
SoFi Professional Loan Program LLC 2017-E A2A†	1.86%		11/26/2040	824	822,943
SoFi Professional Loan Program LLC 2017-F A1FX†	2.05%		1/25/2041	2,073	2,071,759
SoFi Professional Loan Program LLC 2018-A A2A†	2.39%		2/25/2042	4,974	4,976,861
SoFi Professional Loan Program Trust 2018-B A1FX†	2.64%		8/25/2047	7,105	7,115,285
Springleaf Funding Trust 2016-AA A†	2.90%		11/15/2029	5,815	5,818,449
Verizon Owner Trust 2017-1A B†	2.45%		9/20/2021	5,164	5,173,917
Wells Fargo Dealer Floorplan Master Note Trust 2015-2 A	2.374% (1 Mo. LIBOR + .65%	)#	1/20/2022	39,621	39,633,298
Westgate Resorts LLC 2018-1A A†	3.38%		12/20/2031	2,410	2,438,379
Total					822,660,211
Total Asset-Backed Securities (cost $4,632,976,977)					4,651,229,226

CORPORATE BONDS 45.05%

Aerospace/Defense 0.07%
L3Harris Technologies, Inc.	2.416% (3 Mo. LIBOR + .48%	)#	4/30/2020	12,323	12,330,343
United Technologies Corp.	2.554% (3 Mo. LIBOR + .65%	)#	8/16/2021	3,243	3,243,451
Total					15,573,794

Automotive 5.66%
American Honda Finance Corp.	2.488% (3 Mo. LIBOR + .35%	)#	6/11/2021	22,992	23,060,263
American Honda Finance Corp.	2.64% (3 Mo. LIBOR + .54%	)#	6/27/2022	69,124	69,435,901
BMW Finance NV (Netherlands)†(b)	2.691% (3 Mo. LIBOR + .79%	)#	8/12/2022	45,887	46,231,300
BMW US Capital LLC†	2.401% (3 Mo. LIBOR + .50%	)#	8/13/2021	56,220	56,376,945
BMW US Capital LLC†	2.411% (3 Mo. LIBOR + .41%	)#	4/12/2021	77,657	77,801,175
BMW US Capital LLC†	2.423% (3 Mo. LIBOR + .38%	)#	4/6/2020	2,351	2,354,232
BMW US Capital LLC†	2.531% (3 Mo. LIBOR + .53%	)#	4/14/2022	48,940	49,039,352
BMW US Capital LLC†	2.683% (3 Mo. LIBOR + .64	)#	4/6/2022	9,237	9,269,965
Daimler Finance North America LLC†	2.292% (3 Mo. LIBOR + .39%	)#	5/4/2020	33,492	33,524,763

402	See Notes to Financial Statements.

Schedule of Investments (continued)

ULTRA SHORT BOND FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Automotive (continued)
Daimler Finance North America LLC†	2.331% (3 Mo. LIBOR + .43%	)#	2/12/2021	$53,126	$53,146,325
Daimler Finance North America LLC†	2.349% (3 Mo. LIBOR + .45%	)#	2/22/2021	7,754	7,762,234
Daimler Finance North America LLC†	2.421% (3 Mo. LIBOR + .53%	)#	5/5/2020	14,403	14,418,652
Daimler Finance North America LLC†	2.452% (3 Mo. LIBOR + .55%	)#	5/4/2021	10,073	10,088,904
Daimler Finance North America LLC†	2.561% (3 Mo. LIBOR + .67%	)#	11/5/2021	92,015	92,408,570
Daimler Finance North America LLC†	2.673% (3 Mo. LIBOR + .63%	)#	1/6/2020	34,835	34,857,149
Daimler Finance North America LLC†	2.779% (3 Mo. LIBOR + .88%	)#	2/22/2022	16,285	16,396,550
Daimler Finance North America LLC†	2.81% (3 Mo. LIBOR + .90%	)#	2/15/2022	60,036	60,461,774
Ford Motor Credit Co. LLC	2.332% (3 Mo. LIBOR + .43%	)#	11/2/2020	5,384	5,354,688
Ford Motor Credit Co. LLC	2.853% (3 Mo. LIBOR + .81%	)#	4/5/2021	14,800	14,726,723
Ford Motor Credit Co. LLC	2.881% (3 Mo. LIBOR + .88%	)#	10/12/2021	33,232	32,824,215
Ford Motor Credit Co. LLC	3.012% (3 Mo. LIBOR + 1.00%	)#	1/9/2020	39,494	39,524,680
General Motors Co.	2.694% (3 Mo. LIBOR + .80%	)#	8/7/2020	5,000	5,010,027
General Motors Financial Co., Inc.	2.916% (3 Mo. LIBOR + .93%	)#	4/13/2020	49,955	50,058,215
General Motors Financial Co., Inc.	3.536% (3 Mo. LIBOR + 1.55%	)#	1/14/2022	9,375	9,471,762
General Motors Financial Co., Inc.	3.561% (3 Mo. LIBOR + 1.56%	)#	1/15/2020	7,891	7,904,251
Harley-Davidson Financial Services, Inc.†	2.395% (3 Mo. LIBOR + .50%	)#	5/21/2020	19,633	19,644,653
Nissan Motor Acceptance Corp.†	2.391% (3 Mo. LIBOR + .39%	)#	7/13/2020	6,832	6,837,637
Nissan Motor Acceptance Corp.†	2.494% (3 Mo. LIBOR + .39%	)#	9/28/2020	21,120	21,126,875
Nissan Motor Acceptance Corp.†	2.581% (3 Mo. LIBOR + .58%	)#	1/13/2020	6,389	6,392,994
Nissan Motor Acceptance Corp.†	2.639% (3 Mo. LIBOR + .52%	)#	3/15/2021	32,286	32,304,974
Nissan Motor Acceptance Corp.†	2.789% (3 Mo. LIBOR + .63%	)#	9/21/2021	53,995	54,078,099
Nissan Motor Acceptance Corp.†	2.891% (3 Mo. LIBOR + .89%	)#	1/13/2022	17,979	18,063,300

See Notes to Financial Statements.	403

Schedule of Investments (continued)

ULTRA SHORT BOND FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Automotive (continued)
Toyota Motor Credit Corp.	2.567% (3 Mo. LIBOR + .54%	)#	1/8/2021	$23,434	$23,558,751
Volkswagen Group of America Finance LLC†	2.675% (3 Mo. LIBOR + .77%	)#	11/13/2020	130,558	131,091,909
Volkswagen Group of America Finance LLC†	2.841% 3 Mo. LIBOR + .94%	)#	11/12/2021	3,115	3,141,152
Volkswagen Group of America Finance LLC†	2.972% (3 Mo. LIBOR + .86	)#	9/24/2021	27,861	28,045,550
Total					1,165,794,509

Banks: Regional 26.66%
ABN AMRO Bank NV (Netherlands)†(b)	2.376% (3 Mo. LIBOR + .41%	)#	1/19/2021	9,800	9,820,230
ABN AMRO Bank NV (Netherlands)†(b)	2.489% (3 Mo. LIBOR + .57%	)#	8/27/2021	28,480	28,598,110
Australia & New Zealand Banking Group Ltd. (Australia)†(b)	2.221% (3 Mo. LIBOR + .32%	)#	11/9/2020	9,405	9,422,957
Australia & New Zealand Banking Group Ltd. (Australia)†(b)	2.364% (3 Mo. LIBOR + .46%	)#	5/17/2021	11,750	11,796,233
Australia & New Zealand Banking Group Ltd. (Australia)†(b)	2.385% (3 Mo. LIBOR + .49	)#	11/21/2022	22,988	23,049,689
Bank of America Corp.	2.626% (3 Mo. LIBOR + .66%	)#	7/21/2021	203,989	204,593,356
Bank of America Corp.	2.749% (3 Mo. LIBOR + .65%	)#	10/1/2021	68,188	68,446,670
Bank of America NA	2.256% (3 Mo. LIBOR + .32%	)#	7/26/2021	78,101	78,151,238
Bank of America NA	2.26% (3 Mo. LIBOR + .35%	)#	5/24/2021	130,473	130,571,900
Bank of Montreal (Canada)(b)	2.353% (3 Mo. LIBOR + .40%	)#	1/22/2021	47,041	47,157,035
Bank of Montreal (Canada)(b)	2.534% (3 Mo. LIBOR + .40	)#	9/10/2021	45,993	46,111,182
Bank of New York Mellon (The)	2.413% (3 Mo. LIBOR + .28%	)#	6/4/2021	45,966	46,019,857
Bank of Nova Scotia (The) (Canada)(b)	2.391% (3 Mo. LIBOR + .39%	)#	7/14/2020	31,350	31,420,282
Bank of Nova Scotia (The) (Canada)(b)	2.406% (3 Mo. LIBOR + .44%	)#	4/20/2021	28,611	28,721,645
BB&T Corp.	2.689% (3 Mo. LIBOR + .57%	)#	6/15/2020	31,283	31,364,011
BB&T Corp.	2.716% (3 Mo. LIBOR + .72%	)#	1/15/2020	8,685	8,687,346
BBVA USA	2.868% (3 Mo. LIBOR + .73%	)#	6/11/2021	35,630	35,696,960
BNP Paribas SA (France)†(b)	2.284% (3 Mo. LIBOR + .39%	)#	8/7/2021	45,926	46,022,402
Branch Banking & Trust Co.	2.127% (3 Mo. LIBOR + .22%	)#	6/1/2020	10,000	10,005,974
Canadian Imperial Bank of Commerce (Canada)(b)	2.217% (3 Mo. LIBOR + .32%	)#	2/2/2021	1,130	1,131,933

404	See Notes to Financial Statements.

Schedule of Investments (continued)

ULTRA SHORT BOND FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Banks: Regional (continued)
Canadian Imperial Bank of Commerce (Canada)(b)	2.353% (3 Mo. LIBOR + .31%	)#	10/5/2020	$37,856	$37,945,482
Citibank NA	2.266% (3 Mo. LIBOR + .30%	)#	10/20/2020	10,750	10,767,690
Citibank NA	2.433% (3 Mo. LIBOR + .53%	)#	2/19/2022	70,177	70,362,920
Citibank NA	2.499% (3 Mo. LIBOR + .60%	)#	5/20/2022	45,174	45,332,593
Citibank NA	2.504% (3 Mo. LIBOR + .57%	)#	7/23/2021	63,154	63,502,575
Citibank NA	2.632% (3 Mo. LIBOR + .50%	)#	6/12/2020	3,045	3,052,612
Citigroup, Inc.	2.80% (3 Mo. LIBOR + .79%	)#	1/10/2020	194,785	194,807,443
Citigroup, Inc.	3.092% (3 Mo. LIBOR + 1.19%	)#	8/2/2021	19,884	20,179,535
Citigroup, Inc.	3.172% (3 Mo. LIBOR + 1.07%	)#	12/8/2021	2,264	2,297,249
Citigroup, Inc.	3.246% (3 Mo. LIBOR + 1.31%	)#	10/26/2020	14,314	14,463,393
Citigroup, Inc.	3.484% (3 Mo. LIBOR + 1.38%	)#	3/30/2021	52,653	53,420,668
Citizens Bank NA/Providence RI	2.447% (3 Mo. LIBOR + .54%	)#	3/2/2020	12,516	12,525,667
Citizens Bank NA/Providence RI	2.487% (3 Mo. LIBOR + .57%	)#	5/26/2020	2,000	2,004,200
Citizens Bank NA/Providence RI	2.629% (3 Mo. LIBOR + .72%	)#	2/14/2022	32,248	32,426,181
Citizens Bank NA/Providence RI	2.727% (3 Mo. LIBOR + .81%	)#	5/26/2022	2,778	2,801,041
Commonwealth Bank of Australia (Australia)†(b)	2.545% (3 Mo. LIBOR + .40%	)#	9/18/2020	7,000	7,017,303
Credit Agricole Corporate & Investment Bank SA (France)(b)	2.714% (3 Mo. LIBOR + .63%	)#	10/3/2021	32,902	32,999,130
Danske Bank A/S (Denmark)†(b)	2.417% (3 Mo. LIBOR + .51%	)#	3/2/2020	3,000	3,001,852
Danske Bank A/S (Denmark)(b)	2.417% (3 Mo. LIBOR + .51%	)#	3/2/2020	14,404	14,412,891
DNB Bank ASA (Norway)†(b)	2.527% (3 Mo. LIBOR + .62	)#	12/2/2022	45,731	45,878,689
Federation des Caisses Desjardins du Quebec (Canada)†(b)	2.266% (3 Mo. LIBOR + .33%	)#	10/30/2020	19,378	19,415,048
Fifth Third Bank	2.376% (3 Mo. LIBOR + .44%	)#	7/26/2021	25,887	25,992,260
Goldman Sachs Group, Inc. (The)	2.707% (3 Mo. LIBOR + .78	)#	10/31/2022	55,263	55,639,023
Goldman Sachs Group, Inc. (The)	2.83% (3 Mo. LIBOR + .73%	)#	12/27/2020	29,906	29,925,952
Goldman Sachs Group, Inc. (The)	2.927% (3 Mo. LIBOR + .80%	)#	12/13/2019	58,343	58,357,387

See Notes to Financial Statements.	405

Schedule of Investments (continued)

ULTRA SHORT BOND FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Banks: Regional (continued)
Goldman Sachs Group, Inc. (The)	3.046% (3 Mo. LIBOR + 1.11%	)#	4/26/2022	$109,330	$110,522,094
Goldman Sachs Group, Inc. (The)	3.094% (3 Mo. LIBOR + 1.16%	)#	4/23/2020	245,872	246,688,403
Goldman Sachs Group, Inc. (The)	3.30% (3 Mo. LIBOR + 1.36%	)#	4/23/2021	36,110	36,635,983
Goldman Sachs Group, Inc. (The)	3.68% (3 Mo. LIBOR + 1.77%	)#	2/25/2021	18,443	18,781,491
HSBC Holdings plc (United Kingdom)(b)	2.504% (3 Mo. LIBOR + .60%	)#	5/18/2021	60,010	60,088,667
HSBC Holdings plc (United Kingdom)(b)	2.782% (3 Mo. LIBOR + .65%	)#	9/11/2021	70,500	70,707,376
HSBC Holdings plc (United Kingdom)(b)	3.57% (3 Mo. LIBOR + 1.66%	)#	5/25/2021	1,200	1,222,254
Huntington National Bank (The)	2.441% (3 Mo. LIBOR + .55%	)#	2/5/2021	47,000	47,188,671
Huntington National Bank (The)	2.644% (3 Mo. LIBOR + .51%	)#	3/10/2020	30,421	30,459,780
ING Bank NV (Netherlands)†(b)	2.874% (3 Mo. LIBOR + .97%	)#	8/17/2020	1,700	1,710,567
ING Groep NV (Netherlands)(b)	3.254% (3 Mo. LIBOR + 1.15	)#	3/29/2022	30,425	30,813,266
JPMorgan Chase & Co.	2.587% (3 Mo. LIBOR + .68%	)#	6/1/2021	140,134	140,435,254
JPMorgan Chase & Co.	2.652% (3 Mo. LIBOR + .55%	)#	3/9/2021	165,747	165,963,764
JPMorgan Chase & Co.	3.387% (3 Mo. LIBOR + 1.48%	)#	3/1/2021	55,106	55,919,462
JPMorgan Chase Bank NA	2.273% (3 Mo. LIBOR + .37%	)#	2/19/2021	93,584	93,639,487
JPMorgan Chase Bank NA	2.276% (3 Mo. LIBOR + .34%	)#	4/26/2021	24,750	24,769,427
KeyBank NA	2.569% (3 Mo. LIBOR + .66%	)#	2/1/2022	62,787	63,242,190
KeyBank NA	2.709% (3 Mo. LIBOR + .81%	)#	11/22/2021	4,428	4,473,930
Lloyds Bank plc (United Kingdom)(b)	2.384% (3 Mo. LIBOR + .49%	)#	5/7/2021	19,757	19,795,627
Lloyds Banking Group plc (United Kingdom)(b)	2.959% (3 Mo. LIBOR + .80%	)#	6/21/2021	9,492	9,552,866
Macquarie Bank Ltd. (Australia)†(b)	2.357% (3 Mo. LIBOR + .45	)#	11/24/2021	91,604	91,630,597
Macquarie Bank Ltd. (Australia)†(b)	2.358% (3 Mo. LIBOR + .45%	)#	8/6/2021	68,896	68,977,514
Manufacturers & Traders Trust Co.	2.21% (3 Mo. LIBOR + .27%	)#	1/25/2021	17,447	17,462,115
Manufacturers & Traders Trust Co.	2.547% (3 Mo. LIBOR + .64%	)#	12/1/2021	35,540	35,579,170

406	See Notes to Financial Statements.

Schedule of Investments (continued)

ULTRA SHORT BOND FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Banks: Regional (continued)
Manufacturers & Traders Trust Co.	2.906% (1 Mo. LIBOR + 1.22%	)#	12/28/2020	$40,097	$40,121,458
Mitsubishi UFJ Financial Group, Inc. (Japan)(b)	2.586% (3 Mo. LIBOR + .65%	)#	7/26/2021	19,196	19,294,201
Morgan Stanley	2.451% (3 Mo. LIBOR + .55%	)#	2/10/2021	288,581	288,811,579
Morgan Stanley	2.883% (3 Mo. LIBOR + .93%	)#	7/22/2022	29,866	30,144,164
Morgan Stanley	3.076% (3 Mo. LIBOR + 1.14%	)#	1/27/2020	15,105	15,127,413
Morgan Stanley	3.099% (3 Mo. LIBOR + .98%	)#	6/16/2020	17,995	18,076,827
Morgan Stanley	3.146% (3 Mo. LIBOR + 1.18%	)#	1/20/2022	201,404	203,534,778
Morgan Stanley	3.366% (3 Mo. LIBOR + 1.40%	)#	4/21/2021	6,937	7,045,711
MUFG Union Bank NA	2.702% (3 Mo. LIBOR + .60%	)#	3/7/2022	46,977	47,069,303
National Australia Bank Ltd. (Australia)†(b)	2.351% (3 Mo. LIBOR + .35%	)#	1/12/2021	51,851	51,924,543
National Australia Bank Ltd. (Australia)†(b)	2.736% (3 Mo. LIBOR + .58%	)#	9/20/2021	4,611	4,640,046
PNC Bank NA	2.203% (3 Mo. LIBOR + .25%	)#	1/22/2021	3,500	3,509,049
PNC Bank NA	2.403% (3 Mo. LIBOR + .45%	)#	7/22/2022	87,342	87,499,650
PNC Bank NA	2.444% (3 Mo. LIBOR + .31%	)#	6/10/2021	45,977	46,023,518
PNC Bank NA	2.482% (3 Mo. LIBOR + .35%	)#	3/12/2021	70,467	70,535,183
Regions Bank/Birmingham AL	2.405% (3 Mo. LIBOR + .50%	)#	8/13/2021	52,991	53,014,024
Regions Bank/Birmingham AL	2.479% (3 Mo. LIBOR + .38%	)#	4/1/2021	17,288	17,304,047
Royal Bank of Canada (Canada)(b)	2.176% (3 Mo. LIBOR + .24%	)#	10/26/2020	2,822	2,826,879
Royal Bank of Canada (Canada)(b)	2.34% (3 Mo. LIBOR + .40%	)#	1/25/2021	70,329	70,520,584
Royal Bank of Canada (Canada)(b)	2.377% (3 Mo. LIBOR + .35%	)#	7/8/2021	46,102	46,192,236
Royal Bank of Canada (Canada)(b)	2.398% (3 Mo. LIBOR + .47%	)#	4/29/2022	23,500	23,577,890
Santander UK plc (United Kingdom)(b)	2.527% (3 Mo. LIBOR + .62%	)#	6/1/2021	14,250	14,308,017
Santander UK plc (United Kingdom)(b)	2.202% (3 Mo. LIBOR + .30%	)#	11/3/2020	10,000	10,008,362
Standard Chartered PLC (United Kingdom)†(b)	3.334% (3 Mo. LIBOR + 1.20	)#	9/10/2022	27,596	27,810,835
Sumitomo Mitsui Banking Corp. (Japan)(b)	2.371% (3 Mo. LIBOR + .37%	)#	10/16/2020	47,074	47,195,629
SunTrust Bank	2.436% (3 Mo. LIBOR + .50%	)#	10/26/2021	14,608	14,632,162
SunTrust Bank	2.494% (3 Mo. LIBOR + .59%	)#	5/17/2022	57,542	57,831,467

See Notes to Financial Statements.	407

Schedule of Investments (continued)

ULTRA SHORT BOND FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Banks: Regional (continued)
Toronto-Dominion Bank (The) (Canada)(b)	2.18% (3 Mo. LIBOR + .24%	)#	1/25/2021	$15,549	$15,569,773
Toronto-Dominion Bank (The) (Canada)(b)	2.399% (3 Mo. LIBOR + .26%	)#	9/17/2020	29,054	29,104,435
Toronto-Dominion Bank (The) (Canada)(b)	2.409% (3 Mo. LIBOR + .27	)#	3/17/2021	91,813	91,940,720
Toronto-Dominion Bank (The) (Canada)(b)	2.437% (3 Mo. LIBOR + .53	)#	12/1/2022	46,038	46,185,419
Toronto-Dominion Bank (The) (Canada)(b)	2.70% (3 Mo. LIBOR + .30%	)#	7/30/2021	64,287	64,131,155
Toronto-Dominion Bank (The) (Canada)(b)	3.049% (3 Mo. LIBOR + .93%	)#	12/14/2020	32,917	33,191,644
UBS AG (United Kingdom)†(b)	2.387% (3 Mo. LIBOR + .48%	)#	12/1/2020	34,139	34,231,517
UBS AG (United Kingdom)†(b)	2.682% (3 Mo. LIBOR + .58%	)#	6/8/2020	22,190	22,239,364
UBS Group AG (Switzerland)†(b)	3.439% (3 Mo. LIBOR + 1.53	)#	2/1/2022	27,670	28,320,957
UBS Group AG (Switzerland)†(b)	3.575% (3 Mo. LIBOR + 1.44%	)#	9/24/2020	4,687	4,738,107
US Bank NA/Cincinnati OH	2.185% (3 Mo. LIBOR + .29%	)#	5/21/2021	24,000	24,009,581
Wells Fargo & Co.	2.616% (3 Mo. LIBOR + .68%	)#	1/30/2020	73,561	73,646,092
Wells Fargo & Co.	2.831% (3 Mo. LIBOR + .93%	)#	2/11/2022	149,618	150,707,078
Wells Fargo & Co.	2.833% (3 Mo. LIBOR + .88%	)#	7/22/2020	143,936	144,656,388
Wells Fargo & Co.	3.473% (3 Mo. LIBOR + 1.34%	)#	3/4/2021	28,181	28,567,339
Wells Fargo Bank NA	2.311% (3 Mo. LIBOR + .31%	)#	1/15/2021	2,340	2,345,102
Wells Fargo Bank NA	2.434% (3 Mo. LIBOR + .50%	)#	7/23/2021	84,066	84,218,307
Wells Fargo Bank NA	2.463% (3 Mo. LIBOR + .51%	)#	10/22/2021	37,974	38,116,555
Wells Fargo Bank NA	2.539% (3 Mo. LIBOR + .62	)#	5/27/2022	5,693	5,718,730
Wells Fargo Bank NA	2.798% (3 Mo. LIBOR + .66	)#	9/9/2022	45,775	45,994,550
Total					5,487,790,117

Beverages 0.31%
Constellation Brands, Inc.	2.61% (3 Mo. LIBOR + .70%	)#	11/15/2021	63,019	63,020,567

Building Materials 0.69%
Martin Marietta Materials, Inc.	2.549% (3 Mo. LIBOR + .65%	)#	5/22/2020	45,836	45,900,893
Martin Marietta Materials, Inc.	2.656% (3 Mo. LIBOR + .50%	)#	12/20/2019	39,088	39,091,209

408	See Notes to Financial Statements.

Schedule of Investments (continued)

ULTRA SHORT BOND FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Building Materials (continued)
Vulcan Materials Co.	2.557% (3 Mo. LIBOR + .65%	)#	3/1/2021	$39,636	$39,754,062
Vulcan Materials Co.	2.719% (3 Mo. LIBOR + .60%	)#	6/15/2020	16,724	16,749,015
Total					141,495,179

Chemicals 0.18%
Albemarle Corp.†	2.941% (3 Mo. LIBOR + 1.5	)#	11/15/2022	18,321	18,333,192
DuPont de Nemours, Inc.	2.62% (3 Mo. LIBOR + .71%	)#	11/15/2020	18,771	18,861,004
Total					37,194,196

Computer Hardware 0.16%
International Business Machines Corp.	2.305% (3 Mo. LIBOR + .40%	)#	5/13/2021	32,322	32,457,894

Drugs 1.68%
AbbVie, Inc.†	2.245% (3 Mo. LIBOR + .35	)#	5/21/2021	55,064	55,123,793
AbbVie, Inc.†	2.355% (3 Mo. LIBOR + .46	)#	11/19/2021	62,175	62,300,647
AbbVie, Inc.†	2.545% (3 Mo. LIBOR + .65	)#	11/21/2022	44,300	44,480,295
Bayer US Finance II LLC†	2.736% (3 Mo. LIBOR + .63%	)#	6/25/2021	9,468	9,499,692
Bristol-Myers Squibb Co.†	2.104% (3 Mo. LIBOR + .20%	)#	11/16/2020	13,868	13,878,731
Cigna Corp.	2.489% (3 Mo. LIBOR + .35%	)#	3/17/2020	74,717	74,760,811
Cigna Corp.	2.789% (3 Mo. LIBOR + .65%	)#	9/17/2021	68,124	68,139,578
CVS Health Corp.	2.732% (3 Mo. LIBOR + .63%	)#	3/9/2020	3,622	3,627,272
CVS Health Corp.	2.822% (3 Mo. LIBOR + .72%	)#	3/9/2021	3,375	3,391,772
Express Scripts Holding Co.	2.664% (3 Mo. LIBOR + .75%	)#	11/30/2020	10,304	10,305,533
Total					345,508,124

Electric: Power 1.13%
Florida Power & Light Co.	2.308% (3 Mo. LIBOR + .40%	)#	5/6/2022	101,372	101,375,125
Mississippi Power Co.	2.75% (3 Mo. LIBOR + .65%	)#	3/27/2020	2,488	2,488,941
NextEra Energy Capital Holdings, Inc.	2.464% (3 Mo. LIBOR + .55%	)#	8/28/2021	47,466	47,480,002
Sempra Energy	2.501% (3 Mo. LIBOR + .50%	)#	1/15/2021	35,585	35,586,639
Southern Power Co.†	2.706% (3 Mo. LIBOR + .55%	)#	12/20/2020	45,750	45,762,679
Total					232,693,386

Electrical Equipment 0.05%
QUALCOMM, Inc.	2.449% (3 Mo. LIBOR + .55%	)#	5/20/2020	9,589	9,601,438

Electronics 0.32%
Honeywell International, Inc.	2.274% (3 Mo. LIBOR + .37%	)#	8/8/2022	36,733	36,894,815

See Notes to Financial Statements.	409

Schedule of Investments (continued)

ULTRA SHORT BOND FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Electronics (continued)
Tyco Electronics Group SA (Luxembourg)(b)	2.577% (3 Mo. LIBOR + .45%	)#	6/5/2020	$28,184	$28,221,301
Total					65,116,116

Financial Services 0.76%
AIG Global Funding†	2.603% (3 Mo. LIBOR + .65%	)#	1/22/2021	32,931	33,044,417
American Express Co.	2.266% (3 Mo. LIBOR + .33%	)#	10/30/2020	4,702	4,711,086
American Express Co.	2.491% (3 Mo. LIBOR + .60%	)#	11/5/2021	23,482	23,624,857
American Express Co.	2.519% (3 Mo. LIBOR + .62%	)#	5/20/2022	45,206	45,487,308
American Express Credit Corp.	3.169% (3 Mo. LIBOR + 1.05%	)#	9/14/2020	9,379	9,443,652
Capital One Financial Corp.	2.661% (3 Mo. LIBOR + .76%	)#	5/12/2020	10,205	10,228,330
GE Capital International Funding Co. Unlimited Co. (Ireland)(b)	2.342%		11/15/2020	5,885	5,880,403
TD Ameritrade Holding Corp.	2.339% (3 Mo. LIBOR + .43%	)#	11/1/2021	23,482	23,544,932
Total					155,964,985

Food 0.47%
Campbell Soup Co.	2.619% (3 Mo. LIBOR + .50%	)#	3/16/2020	30,325	30,340,504
Conagra Brands, Inc.	2.512% (3 Mo. LIBOR + .50%	)#	10/9/2020	10,045	10,059,383
Conagra Brands, Inc.	2.703% (3 Mo. LIBOR + .75%	)#	10/22/2020	32,968	32,971,818
General Mills, Inc.	2.541% (3 Mo. LIBOR + .54%	)#	4/16/2021	23,084	23,163,422
Total					96,535,127

Health Care Products 0.41%
Becton Dickinson & Co.	2.979% (3 Mo. LIBOR + .88%	)#	12/29/2020	9,293	9,298,917
Becton Dickinson and Co.	3.142% (3 Mo. LIBOR + 1.03	)#	6/6/2022	5,971	6,033,512
Zimmer Biomet Holdings, Inc.	2.914% (3 Mo. LIBOR + .75%	)#	3/19/2021	69,115	69,128,347
Total					84,460,776

Insurance 1.96%
Assurant, Inc.	3.363% (3 Mo. LIBOR + 1.25%	)#	3/26/2021	1,657	1,657,153
Jackson National Life Global Funding†	2.301% (3 Mo. LIBOR + .30%	)#	10/15/2020	78,156	78,256,583
Jackson National Life Global Funding†	2.429% (3 Mo. LIBOR + .31%	)#	3/16/2021	46,734	46,798,973
Jackson National Life Global Funding†	2.618% (3 Mo. LIBOR + .48%	)#	6/11/2021	2,388	2,396,737
Marsh & McLennan Cos, Inc.	3.304% (3 Mo. LIBOR + 1.20%	)#	12/29/2021	28,125	28,141,659

410	See Notes to Financial Statements.

Schedule of Investments (continued)

ULTRA SHORT BOND FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Insurance (continued)
Metropolitan Life Global Funding I†	2.257% (3 Mo. LIBOR + .23%	)#	1/8/2021	$77,190	$77,254,260
New York Life Global Funding†	2.228% (3 Mo. LIBOR + .32%	)#	8/6/2021	28,524	28,612,583
New York Life Global Funding†	2.441% (3 Mo. LIBOR + .44%	)#	7/12/2022	36,787	36,891,527
Principal Life Global Funding II†	2.381% (3 Mo. LIBOR + .40	)#	10/6/2021	69,057	69,741,894
Protective Life Global Funding†	2.624% (3 Mo. LIBOR + .52%	)#	6/28/2021	33,345	33,491,628
Total					403,242,997

Leasing 0.12%
Aviation Capital Group LLC†	2.606% (3 Mo. LIBOR + .67%	)#	7/30/2021	9,570	9,553,929
Aviation Capital Group LLC†	2.857% (3 Mo. LIBOR + .95	)#	6/1/2021	9,600	9,631,239
GATX Corp.	2.611% (3 Mo. LIBOR + .72	)#	11/5/2021	4,952	4,971,041
Total					24,156,209

Lodging 0.23%
Marriott International, Inc.	2.507% (3 Mo. LIBOR + .60%	)#	12/1/2020	46,980	47,177,543

Machinery: Agricultural 0.45%
BAT Capital Corp.	2.499% (3 Mo. LIBOR + .59%	)#	8/14/2020	10,231	10,253,311
BAT Capital Corp.	2.79% (3 Mo. LIBOR + .88%	)#	8/15/2022	81,609	82,039,492
Total					92,292,803

Machinery: Industrial/Specialty 0.26%
John Deere Capital Corp.	2.502% (3 Mo. LIBOR + .40%	)#	6/7/2021	18,421	18,489,455
John Deere Capital Corp.	2.622% (3 Mo. LIBOR + .49	)#	6/13/2022	22,951	23,048,656
Westinghouse Air Brake Technologies Corp.	3.419% (3 Mo. LIBOR + 1.30%	)#	9/15/2021	11,255	11,257,062
Total					52,795,173

Machinery: Oil Well Equipment & Services 0.45%
Caterpillar Financial Services Corp.	2.294% (3 Mo. LIBOR + .39%	)#	5/17/2021	46,220	46,337,960
Caterpillar Financial Services Corp.	2.412% (3 Mo. LIBOR + .30	)#	3/8/2021	45,874	45,938,304
Total					92,276,264

Manufacturing 0.50%
General Electric Co.	2.514% (3 Mo. LIBOR + .41%	)#	3/28/2020	14,608	14,581,998
General Electric Co.	2.632% (3 Mo. LIBOR + .62%	)#	1/9/2020	60,583	60,586,669
General Electric Co.	2.801% (3 Mo. LIBOR + .80%	)#	4/15/2020	12,627	12,645,095

See Notes to Financial Statements.	411

Schedule of Investments (continued)

ULTRA SHORT BOND FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Manufacturing (continued)
Textron, Inc.	2.451% (3 Mo. LIBOR + .55%	)#	11/10/2020	$15,450	$15,450,282
Total					103,264,044

Media 0.74%
Comcast Corp.	2.429% (3 Mo. LIBOR + .33%	)#	10/1/2020	22,980	23,032,100
Comcast Corp.	2.539% (3 Mo. LIBOR + .44%	)#	10/1/2021	11,357	11,415,267
NBCUniversal Enterprise, Inc.†	2.499% (3 Mo. LIBOR + .40%	)#	4/1/2021	84,826	85,146,980
Walt Disney Co. (The)	2.157% (3 Mo. LIBOR + .25	)#	9/1/2021	13,762	13,801,415
Walt Disney Co. (The)	2.297% (3 Mo. LIBOR + .39	)#	9/1/2022	18,349	18,461,974
Total					151,857,736

Natural Gas 0.39%
Dominion Energy Gas Holdings LLC	2.719% (3 Mo. LIBOR + .60%	)#	6/15/2021	52,836	53,057,163
WGL Holdings, Inc.	2.682% (3 Mo. LIBOR + .55%	)#	3/12/2020	28,459	28,441,215
Total					81,498,378

Oil 0.28%
BP Capital Markets plc (United Kingdom)(b)	2.16% (3 Mo. LIBOR + .25%	)#	11/24/2020	27,845	27,889,845
Phillips 66	2.517% (3 Mo. LIBOR + .60%	)#	2/26/2021	17,524	17,524,181
Phillips 66†	2.751% (3 Mo. LIBOR + .75%	)#	4/15/2020	12,957	12,961,578
Total					58,375,604

Oil: Crude Producers 0.09%
MPLX LP	3.002% (3 Mo. LIBOR + .90	)#	9/9/2021	18,346	18,410,315

Real Estate Investment Trusts 0.10%
AvalonBay Communities, Inc.	2.431% (3 Mo. LIBOR + .43%	)#	1/15/2021	4,787	4,788,400
SL Green Operating Partnership LP	2.884% (3 Mo. LIBOR + .98%	)#	8/16/2021	16,698	16,699,920
Total					21,488,320

Retail 0.70%
Dollar Tree, Inc.	2.702% (3 Mo. LIBOR + .70%	)#	4/17/2020	143,596	143,613,523

Telecommunications 0.23%
AT&T Inc	2.651% (3 Mo. LIBOR + .65%	)#	1/15/2020	3,967	3,970,692
AT&T, Inc.	2.951% (3 Mo. LIBOR + .95	)#	7/15/2021	4,600	4,649,086
AT&T, Inc.	3.034% (3 Mo. LIBOR + .93%	)#	6/30/2020	38,654	38,837,180
Total					47,456,958
Total Corporate Bonds (cost $9,254,416,812)					9,271,112,075
Total Long-Term Investments (cost $13,887,393,789)					13,922,341,301

412	See Notes to Financial Statements.

Schedule of Investments (continued)

ULTRA SHORT BOND FUND November 30, 2019

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
SHORT-TERM INVESTMENTS 32.89%

COMMERCIAL PAPER 30.72%

Aerospace/Defense 1.40%
Boeing Co.	2.248%	2/26/2020	$191,160	$190,187,410
Boeing Co.	2.28%	3/4/2020	99,000	98,454,312
Total				288,641,722

Apparel 1.13%
PVH Corp.	2.112%	12/11/2019	45,691	45,667,241
PVH Corp.	2.112%	12/18/2019	10,000	9,990,756
PVH Corp.	2.112%	12/19/2019	39,500	39,461,202
PVH Corp.	2.152%	12/4/2019	22,772	22,769,318
PVH Corp.	2.152%	12/4/2019	23,002	22,999,291
PVH Corp.	2.152%	12/5/2019	22,999	22,994,937
PVH Corp.	2.152%	12/6/2019	22,990	22,984,584
PVH Corp.	2.152%	12/9/2019	45,982	45,963,045
Total				232,830,374

Automotive 0.68%
General Motors Finance Co., Inc.	2.028%	12/2/2019	3,500	3,500,000
General Motors Finance Co., Inc.	2.24%	1/10/2020	27,631	27,565,146
General Motors Finance Co., Inc.	2.242%	2/12/2020	22,960	22,832,524
General Motors Finance Co., Inc.	2.429%	1/31/2020	60,068	59,790,381
General Motors Finance Co., Inc.	2.475%	2/28/2020	9,241	9,178,000
Hyundai Capital America	2.35%	12/11/2019	17,335	17,325,033
Total				140,191,084

Beverages 0.74%
Constellation Brands, Inc.	2.031%	12/9/2019	16,567	16,560,557
Constellation Brands, Inc.	2.035%	1/22/2020	18,359	18,306,983
Constellation Brands, Inc.	2.035%	1/24/2020	5,518	5,501,753
Constellation Brands, Inc.	2.036%	1/29/2020	20,197	20,106,755
Constellation Brands, Inc.	2.087%	1/15/2020	16,338	16,297,064
Keurig Dr Pepper Inc.	2.269%	12/6/2019	75,000	74,981,416
Total				151,754,528

Building Materials 0.38%
CRH America Finance, Inc.	2.301%	12/5/2019	59,736	59,724,750
CRH America Finance, Inc.	2.312%	12/6/2019	18,456	18,451,345
Total				78,176,095

See Notes to Financial Statements.	413

Schedule of Investments (continued)

ULTRA SHORT BOND FUND November 30, 2019

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Business Services 0.08%
Experian Finance plc	2.038%	2/18/2020	$17,351	$17,272,999

Chemicals 2.11%
Dow Chemical Co.	2.253%	12/31/2019	46,153	46,070,835
DuPont de Nemours, Inc.	2.138%	1/3/2020	26,940	26,889,712
DuPont de Nemours, Inc.	2.138%	1/2/2020	27,732	27,681,851
DuPont de Nemours, Inc.	2.138%	1/2/2020	23,110	23,068,210
DuPont de Nemours, Inc.	2.241%	12/20/2019	23,076	23,050,616
EI du Pont de Nemours & Co.	2.054%	12/26/2019	46,065	46,002,966
EI du Pont de Nemours & Co.	2.086%	12/31/2019	9,210	9,194,791
FMC Corp.	2.133%	12/27/2019	81,000	80,881,875
FMC Corp.	2.133%	12/27/2019	30,000	29,956,250
FMC Corp.	2.133%	12/27/2019	45,685	45,618,376
FMC Corp.	2.204%	12/27/2019	48,000	47,927,667
Sherwin Williams Co.	2.051%	12/23/2019	27,326	27,293,801	(c)
Total				433,636,950

Drugs 1.76%
Cigna Corp.	2.175%	2/26/2020	87,282	86,852,165
Cigna Corp.	2.243%	1/17/2020	29,048	28,966,343
Cigna Corp.	2.254%	1/17/2020	48,500	48,363,041
Cigna Corp.	2.292%	12/5/2019	36,857	36,850,089
Mylan Inc.	2.15%	12/2/2019	6,000	6,000,000
Mylan Inc.	2.182%	12/2/2019	49,448	49,448,000
Mylan Inc.	2.213%	12/13/2019	78,958	78,905,405
Mylan NV	2.183%	12/6/2019	27,588	27,581,410
Total				362,966,453

Electric: Power 2.52%
Black Hills Corp.	2.015%	1/22/2020	18,368	18,316,478
Black Hills Corp.	2.025%	1/23/2020	27,586	27,506,706
Enel Finance America LLC	2.117%	1/23/2020	38,980	38,862,887
Enel Finance America LLC	2.117%	1/23/2020	40,463	40,341,431
Entergy Corp.	1.987%	2/10/2020	65,000	64,725,317
Entergy Corp.	2.038%	2/14/2020	21,152	21,057,173
Entergy Corp.	2.141%	1/28/2020	24,750	24,667,706
Entergy Corp.	2.254%	1/10/2020	55,845	55,711,297
Entergy Corp.	2.274%	1/17/2020	32,000	31,908,818
Entergy Corp.	2.285%	12/13/2019	34,291	34,267,530
Entergy Corp.	2.292%	12/4/2019	27,103	27,099,612

414	See Notes to Financial Statements.

Schedule of Investments (continued)

ULTRA SHORT BOND FUND November 30, 2019

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Electric: Power (continued)
Entergy Corp.	2.293%	12/9/2019	$18,428	$18,419,938
Entergy Corp.	2.332%	12/3/2019	13,365	13,364,150
Hawaiian Electric Industries Inc.	2.049%	12/2/2019	19,738	19,738,000
Hawaiian Electric Industries, Inc.	2.153%	12/23/2019	40,000	39,950,533
Public Service Enterprise Group Inc.	2.086%	1/23/2020	22,958	22,890,019
Public Service Enterprise Group Inc.	2.089%	2/20/2020	20,662	20,567,964
Total				519,395,559

Electrical Equipment 1.22%
Broadcom, Inc.	2.224%	12/5/2019	42,750	42,742,198
Broadcom, Inc.	2.228%	1/7/2020	82,000	81,820,420
Broadcom, Inc.	2.228%	1/9/2020	45,774	45,668,185
Broadcom, Inc.	2.229%	1/21/2020	80,951	80,704,774
Total				250,935,577

Electronics 1.33%
Arrow Electronics, Inc.	2.133%	12/26/2019	40,500	40,443,300
Arrow Electronics, Inc.	2.153%	12/23/2019	18,137	18,114,571
Arrow Electronics, Inc.	2.215%	12/2/2019	36,842	36,842,000
JABIL, Inc.	2.344%	2/18/2020	68,646	68,303,914	(c)
JABIL, Inc.	2.345%	2/24/2020	59,475	59,155,817	(c)
JABIL, Inc.	2.345%	2/28/2020	50,509	50,225,027	(c)
Total				273,084,629

Financial Services 0.45%
Syngenta Wilmington Inc.	2.659%	2/14/2020	92,368	91,909,723

Food 0.74%
Campbell Soup Co.	2.131%	2/6/2020	50,000	49,814,850
Campbell Soup Co.	2.181%	1/22/2020	31,316	31,221,060
Campbell Soup Co.	2.316%	2/3/2020	21,200	21,125,259
Campbell Soup Co.	2.366%	1/15/2020	23,092	23,026,521
Mondelez International, Inc.	1.987%	2/21/2020	27,552	27,424,903
Total				152,612,593

Health Care Products 0.98%
Boston Scientific Corp.	2.088%	2/4/2020	20,229	20,156,489
Boston Scientific Corp.	2.088%	2/7/2020	45,980	45,807,000
Boston Scientific Corp.	2.119%	1/31/2020	12,887	12,843,835
Boston Scientific Corp.	2.222%	1/24/2020	22,796	22,722,838
Boston Scientific Corp.	2.232%	1/13/2020	34,193	34,105,637

See Notes to Financial Statements.	415

Schedule of Investments (continued)

ULTRA SHORT BOND FUND November 30, 2019

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Health Care Products (continued)
Boston Scientific Corp.	2.232%	1/17/2020	$18,000	$17,949,630
Boston Scientific Corp.	2.294%	1/10/2020	10,750	10,723,797
Boston Scientific Corp.	2.331%	12/6/2019	36,922	36,912,605
Total				201,221,831

Health Care Services 0.55%
Humana Inc.	2.088%	1/30/2020	46,004	45,835,955
Humana Inc.	2.089%	2/14/2020	36,785	36,614,582
Humana Inc.	2.345%	1/14/2020	29,750	29,668,270
Total				112,118,807

Leasing 1.41%
Aviation Capital Group LLC	2.031%	12/13/2019	8,000	7,995,111
Aviation Capital Group LLC	2.033%	1/10/2020	27,544	27,484,321
Aviation Capital Group LLC	2.051%	12/3/2019	32,209	32,207,193
Aviation Capital Group LLC	2.062%	12/6/2019	45,791	45,780,671
Aviation Capital Group LLC	2.063%	1/6/2020	10,000	9,980,264
Aviation Capital Group LLC	2.074%	1/16/2020	69,500	69,322,775
Aviation Capital Group LLC	2.082%	12/6/2019	22,787	22,781,810
Aviation Capital Group LLC	2.115%	1/15/2020	75,000	74,809,333
Total				290,361,478

Leisure 1.29%
Royal Caribbean Cruise Ltd.	2.086%	1/27/2020	91,812	91,519,222
Royal Caribbean Cruise Ltd.	2.138%	1/22/2020	13,801	13,759,942
Royal Caribbean Cruise Ltd.	2.139%	1/17/2020	22,802	22,740,815
Royal Caribbean Cruise Ltd.	2.19%	1/17/2020	63,516	63,341,508
Royal Caribbean Cruise Ltd.	2.221%	1/14/2020	31,568	31,485,800
Royal Caribbean Cruise Ltd.	2.292%	1/14/2020	13,816	13,778,869
Royal Caribbean Cruise Ltd.	2.293%	1/6/2020	28,311	28,249,070
Total				264,875,226

Lodging 1.28%
Marriott International, Inc.	2.265%	1/8/2020	96,000	95,780,960
Marriott International, Inc.	2.293%	12/10/2019	33,861	33,844,069
Marriott International, Inc.	2.32%	1/27/2020	64,750	64,521,361
Marriott International, Inc.	2.352%	1/28/2020	46,074	45,906,214
Marriott International, Inc.	2.352%	1/29/2020	23,037	22,962,521
Total				263,015,125

416	See Notes to Financial Statements.

Schedule of Investments (continued)

ULTRA SHORT BOND FUND November 30, 2019

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Machinery: Agricultural 1.13%
BAT International Finance plc	2.031%	12/9/2019	$36,573	$36,558,777
BAT International Finance plc	2.031%	12/4/2019	40,000	39,995,556
BAT International Finance plc	2.031%	12/6/2019	36,827	36,818,816
BAT International Finance plc	2.031%	12/3/2019	36,852	36,849,952
BAT International Finance plc	2.032%	12/5/2019	13,820	13,817,697
BAT International Finance plc	2.032%	12/6/2019	36,852	36,843,811
BAT International Finance plc	2.082%	12/23/2019	32,141	32,102,565
Total				232,987,174

Machinery: Industrial/Specialty 0.27%
CNH Industrial Capital LLC	2.688%	4/17/2020	18,433	18,278,306
CNH Industrial Capital LLC	2.312%	1/8/2020	18,421	18,378,023
CNH Industrial Capital LLC	2.313%	1/14/2020	19,480	19,427,182
Total				56,083,511

Manufacturing 0.09%
Pentair Finance Sarl	2.235%	12/4/2019	18,198	18,195,776

Media 0.09%
Viacom, Inc.	2.031%	12/2/2019	10,000	10,000,000
Viacom, Inc.	2.079%	12/2/2019	9,284	9,284,000
Total				19,284,000

Natural Gas 0.17%
SPIRE, Inc.	2.249%	12/2/2019	35,000	35,000,000

Oil 2.27%
Encana Corp.	2.238%	1/16/2020	20,203	20,147,442
Encana Corp.	2.238%	1/14/2020	11,955	11,923,585
Encana Corp.	2.238%	1/15/2020	4,598	4,585,637	(c)
Encana Corp.	2.238%	1/21/2020	18,136	18,080,584
Encana Corp.	2.24%	1/29/2020	40,404	40,273,374
Encana Corp.	2.24%	1/30/2020	26,000	25,914,430
Encana Corp.	2.32%	1/2/2020	34,779	34,710,717
Encana Corp.	2.409%	12/3/2019	13,000	12,999,144
Encana Corp.	2.442%	12/19/2019	16,636	16,617,146
Encana Corp.	2.464%	12/19/2019	32,329	32,292,055
Encana Corp.	2.495%	12/19/2019	13,852	13,835,974
Encana Corp.	2.516%	12/19/2019	36,500	36,457,427
Encana Corp.	2.524%	12/4/2019	13,621	13,619,123
Encana Corp.	2.566%	12/5/2019	25,000	24,994,750

See Notes to Financial Statements.	417

Schedule of Investments (continued)

ULTRA SHORT BOND FUND November 30, 2019

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Oil (continued)
Eni Finance USA, Inc.	2.076%	1/17/2020	$15,357	$15,317,448
Eni Finance USA, Inc.	2.076%	1/24/2020	22,991	22,922,203
Eni Finance USA, Inc.	2.077%	1/27/2020	22,991	22,918,294
Eni Finance USA, Inc.	2.078%	2/11/2020	22,960	22,867,677
Eni Finance USA, Inc.	2.089%	2/18/2020	13,165	13,106,062
Eni Finance USA, Inc.	2.089%	2/21/2020	22,953	22,845,953
Eni Finance USA, Inc.	2.089%	2/20/2020	23,328	23,220,188
Eni Finance USA, Inc.	2.356%	12/2/2019	18,401	18,400,677
Total				468,049,890

Oil: Crude Producers 1.34%
Energy Transfer Partners	2.079%	12/4/2019	65,750	65,742,512
Energy Transfer Partners	2.079%	12/3/2019	49,000	48,997,210
Energy Transfer Partners	2.079%	12/3/2019	64,051	64,047,353
Energy Transfer Partners	2.079%	12/4/2019	82,438	82,428,611
TransCanada PipeLines Ltd.	2.145%	3/23/2020	15,000	14,903,591
Total				276,119,277

Oil: Integrated Domestic 0.66%
FMC Technologies Inc.	2.345%	12/3/2019	20,242	20,240,707
FMC Technologies Inc.	2.345%	12/5/2019	18,401	18,397,473
FMC Technologies Inc.	2.346%	12/12/2019	46,030	46,000,592
FMC Technologies Inc.	2.346%	12/13/2019	23,935	23,918,179
FMC Technologies Inc.	2.445%	12/6/2019	27,422	27,414,687
Total				135,971,638

Real Estate Investment Trusts 0.80%
Crown Castle International Corp.	2.123%	12/9/2019	114,812	114,765,342
Ventas Realty LP	2.026%	1/24/2020	49,121	48,977,089
Total				163,742,431

Retail 0.93%
Canadian Tire Corp., Ltd.	2.114%	12/6/2019	34,900	34,891,934
Canadian Tire Corp., Ltd.	2.291%	12/6/2019	18,448	18,443,388
Canadian Tire Corp., Ltd.	2.295%	12/18/2019	20,000	19,980,000
Walgreens Boots Alliance, Inc.	2.412%	2/11/2020	22,811	22,719,707
Walgreens Boots Alliance, Inc.	2.412%	2/11/2020	23,036	22,943,806
Walgreens Boots Alliance, Inc.	2.138%	3/30/2020	26,710	26,527,427
Walgreens Boots Alliance, Inc.	2.152%	4/24/2020	36,842	36,534,805
Walgreens Boots Alliance, Inc.	2.297%	2/21/2020	3,682	3,665,015

418	See Notes to Financial Statements.

Schedule of Investments (continued)

ULTRA SHORT BOND FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Retail (continued)
Walgreens Boots Alliance, Inc.	2.408%		4/23/2020	$5,000	$4,958,613
Total					190,664,695

Telecommunications 2.24%
AT&T, Inc.	2.453%		12/2/2019	51,001	51,001,000
AT&T, Inc.	2.454%		12/6/2019	46,055	46,042,718
Bell Canada, Inc.	2.309%		2/26/2020	45,879	45,649,659
Bell Canada, Inc.	2.255%		1/10/2020	46,119	46,008,583
Motorola Solutions Inc.	2.391%		12/27/2019	17,276	17,247,806
Motorola Solutions Inc.	2.47%		12/3/2019	10,166	10,165,314
Motorola Solutions Inc.	2.491%		12/3/2019	9,242	9,241,371
Motorola Solutions Inc.	2.525%		12/26/2019	13,863	13,840,080
Motorola Solutions Inc.	2.576%		12/18/2019	19,394	19,372,193
Motorola Solutions Inc.	2.597%		12/11/2019	15,702	15,691,990
Rogers Communications Inc.	2.005%		1/9/2020	86,142	85,962,873
Rogers Communications Inc.	2.015%		1/9/2020	45,826	45,730,224
TELUS Corp.	2.059%		2/4/2020	9,210	9,176,987
Vodafone Group plc	2.335%		12/2/2019	46,002	46,002,000
Total					461,132,798

Transportation: Miscellaneous 0.68%
Canadian Pacific	2.252%		12/19/2019	18,448	18,428,250
Huntington Ingalls Industries, Inc.	2.08%		12/2/2019	20,000	20,000,000
Huntington Ingalls Industries, Inc.	2.08%		12/3/2019	10,000	9,999,431
Huntington Ingalls Industries, Inc.	2.08%		12/4/2019	31,905	31,901,366
Huntington Ingalls Industries, Inc.	2.10%		12/5/2019	9,000	8,998,447
Huntington Ingalls Industries, Inc.	2.10%		12/2/2019	18,139	18,139,000
Huntington Ingalls Industries, Inc.	2.10%		12/4/2019	32,134	32,130,305
Total					139,596,799
Total Commercial Paper (cost $6,321,389,157)					6,321,828,742

CORPORATE BONDS 0.15%

Banks: Regional 0.01%
Goldman Sachs Group, Inc. (The)	3.319% (3 Mo. LIBOR + 1.20	)#	9/15/2020	2,764	2,785,871

Food 0.02%
Smithfield Foods, Inc.†	2.70%		1/31/2020	3,817	3,816,944

Leasing 0.02%
Penske Truck Leasing Co. LP/PTL Finance Corp.†	3.05%		1/9/2020	3,676	3,679,019

See Notes to Financial Statements.	419

Schedule of Investments (continued)

ULTRA SHORT BOND FUND November 30, 2019

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Manufacturing 0.03%
General Electric Co.	2.50%		3/28/2020	$2,808	$2,808,842
Pentair Finance Sarl (Luxembourg)(b)	2.65%		12/1/2019	3,750	3,750,000
Total					6,558,842

Oil: Crude Producers 0.07%
Enbridge, Inc. (Canada)(b)	2.41% (3 Mo. LIBOR + .40	)#	1/10/2020	13,998	14,004,400
Total Corporate Bonds (cost $30,826,303)					30,845,076

REPURCHASE AGREEMENT 0.15%
Repurchase Agreement dated 11/29/2019, 0.85% due 12/2/2019 with Fixed Income Clearing Corp. collateralized by $31,345,000 of U.S. Treasury Note at 1.125% due 9/30/2021; value: $31,090,416; proceeds: $30,480,256 (cost $30,478,097)				30,478	30,478,097

U.S. TREASURY OBLIGATION 1.87%

Government
U.S. Treasury Bill (cost $386,471,252)	Zero Coupon		12/26/2019	386,906	386,509,421
Total Short-Term Investments (cost $6,769,164,809)					6,769,661,336
Total Investments in Securities 100.54% (cost $20,656,558,598)					20,692,002,637
Liabilities in Excess of Cash and Other Assets (0.54%)					(112,154,010)
Net Assets 100.00%					$20,579,848,627

LIBOR	London Interbank Offered Rate.

†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At November 30, 2019, the total value of Rule 144A securities was $4,220,886,845, which represents 20.51% of net assets.
#	Variable rate security. The interest rate represents the rate in effect at November 30, 2019.
(a)	Amount is less than $1,000.
(b)	Foreign security traded in U.S. dollars.
(c)	Level 3 Investment as described in Note 2(t) in the Notes to Financials. Security valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

420	See Notes to Financial Statements.

Schedule of Investments (concluded)

ULTRA SHORT BOND FUND November 30, 2019

The following is a summary of the inputs used as of November 30, 2019 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Asset-Backed Securities	$–	$4,651,229,226	$–	$4,651,229,226
Corporate Bonds	–	9,271,112,075	–	9,271,112,075
Short-Term Investments
Commercial Paper	–	6,112,264,546	209,564,196	6,321,828,742
Corporate Bonds	–	30,845,076	–	30,845,076
Repurchase Agreement	–	30,478,097	–	30,478,097
U.S. Treasury Obligation	–	386,509,421	–	386,509,421
Total	$–	$20,482,438,441	$209,564,196	$20,692,002,637

(1)	Refer to Note 2(t) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. Each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

Investment Type	Asset-Backed Securities
Balance as of December 1, 2018	$–
Accrued Discounts (Premiums)	8,253
Realized Gain (Loss)	–
Change in Unrealized Appreciation (Depreciation)	–
Purchases	209,555,943
Sales	–
Transfers into Level 3	–
Transfers out of Level 3
Balance as of November 30, 2019	$209,564,196
Change in unrealized appreciation/depreciation for year ended November 30, 2019, related to Level 3 investments held at November 30, 2019	$–

See Notes to Financial Statements.	421

Statements of Assets and Liabilities

November 30, 2019

	Convertible Fund	Core Fixed Income Fund	Core Plus Bond Fund
ASSETS:
Investments in securities, at cost	$626,767,966	$1,993,934,007	$256,045,006
Investments in securities, at fair value	$689,882,917	$2,024,818,714	$257,797,568
Cash	178	50	15
Deposits with brokers for futures collateral	–	1,349,847	227,196
Deposits with brokers for swaps collateral	–	991,359	11,392
Foreign cash, at value (cost $0, $0, $3,975, $0, $0, $177,068, $116,403 and $14,454, respectively)	–	–	3,982
Receivables:
Investment securities sold	–	47,941,706	276,178
Interest and dividends	2,330,327	5,735,303	1,102,772
Capital shares sold	265,367	6,135,398	1,362,482
Variation margin for futures contracts	–	–	–
From advisor (See Note 3)	–	11,946	53,855
Variation margin for centrally cleared swap agreements	–	54,828	748
Total return swap, at fair value	–	–	–
Unrealized appreciation on forward foreign currency exchange contracts	179,346	650,402	438,272
Unrealized appreciation on CPI swaps	–	–	–
Unrealized appreciation on unfunded commitments	–	–	–
Prepaid expenses and other assets	81,854	118,376	125,336
Total assets	692,739,989	2,087,807,929	261,399,796
LIABILITIES:
Payables:
Investment securities purchased	601,026	596,917,419	60,162,060
Capital shares reacquired	900,582	843,471	176,226
Management fee	394,139	278,123	43,703
12b-1 distribution plan	29,476	153,263	19,396
Variation margin on futures contracts	–	151,790	5,370
Trustees’ fees	76,752	120,930	1,380
Fund administration	22,522	48,279	6,243
Offering costs	–	–	–
Variation margin for centrally cleared swap agreements	–	–	–
Unrealized depreciation on forward foreign currency exchange contracts	73,966	–	128
Unrealized depreciation on CPI swaps	–	–	–
Credit default swap agreements payable, at fair value (including upfront payments of $0, $0, $32,405, $0, $0, $186,319, $397,992 and $0, respectively)	–	–	6,410
Foreign currency overdraft	39	4,481	–
Unrealized depreciation on unfunded commitments	–	–	310
Distributions payable	–	2,550,246	465,465
Accrued expenses	177,883	471,044	91,587
Total liabilities	2,276,385	601,539,046	60,978,278
Commitments and contingent liabilities
NET ASSETS	$690,463,604	$1,486,268,883	$200,421,518

422	See Notes to Financial Statements.

Corporate Bond Fund	Floating Rate Fund	High Yield Fund	Income Fund	Inflation Focused Fund

$7,435,789	$9,767,948,244	$7,007,610,848	$2,633,233,481	$1,081,874,970
$7,815,065	$9,536,537,867	$7,121,161,035	$2,710,915,288	$1,090,368,197
19,004	479	1,738,441	138	54,008
12,054	1,447,902	5,280,484	6,155,368	2,944,816
–	310,000	2,077,508	60,000	146,184,713

–	–	392,371	117,823	14,392

27,878	332,979,238	15,123,067	118,085,001	16,145,924
81,404	41,463,838	101,887,623	28,579,006	7,967,567
18,179	59,405,929	36,173,524	15,047,258	4,317,309
1,750	388,810	1,386,066	–	–
19,594	–	–	–	–

–	–	1,512,287	–	–
–	1,352,802	–	–	–

–	394,322	927,394	1,035,054	3,694
–	–	–	–	8,795,084
–	–	–	735	1,100
71,094	229,503	209,914	158,788	88,217
8,066,022	9,974,510,690	7,287,869,714	2,880,154,459	1,276,885,021

98,184	494,100,919	185,739,431	160,304,267	20,348,317
1,471	20,830,713	9,954,801	3,262,379	1,856,556
2,567	3,543,398	3,000,014	832,174	276,582
827	2,274,049	806,054	447,974	147,202
–	–	–	2,179,677	773,852
244	877,582	483,648	409,185	90,796
257	311,316	230,138	87,597	36,878
17,198	–	–	–	–

–	–	–	–	1,330,309

–	92,295	3,159,236	–	243
–	–	–	–	143,881,454

–	–	8,584	107,776	–
–	4,391	–	–	–
–	184,136	31,096	–	–
18,254	38,129,206	27,457,695	8,167,380	3,664,802
51,466	4,389,043	1,796,418	586,231	387,139
190,468	564,737,048	232,667,115	176,384,640	172,794,130

$7,875,554	$9,409,773,642	$7,055,202,599	$2,703,769,819	$1,104,090,891

See Notes to Financial Statements.	423

Statements of Assets and Liabilities (continued)

November 30, 2019

	Convertible Fund	Core Fixed Income Fund	Core Plus Bond Fund
COMPOSITION OF NET ASSETS:
Paid-in capital	$579,729,471	$1,472,572,112	$198,258,023
Total distributable earnings (loss)	110,734,133	13,696,771	2,163,495
Net Assets	$690,463,604	$1,486,268,883	$200,421,518
Net assets by class:
Class A Shares	$143,293,533	$492,702,448	$24,428,603
Class C Shares	$41,278,000	$42,376,305	$3,991,662
Class F Shares	$173,878,351	$214,720,033	$157,901,438
Class F3 Shares	$8,030,093	$307,972,224	$11,267
Class I Shares	$307,307,562	$364,811,553	$13,781,658
Class P Shares	$70,442	$109.18	–
Class R2 Shares	$55,787	$531,966	$29,222
Class R3 Shares	$10,420,422	$11,736,181	$187,808
Class R4 Shares	$87,604	$7,553,338	$29,633
Class R5 Shares	$843,471	$1,369,603	$30,094
Class R6 Shares	$5,198,339	$42,495,123	$30,133
Outstanding shares by class (unlimited number of authorized shares of beneficial interest):
Class A Shares	10,129,592	44,385,293	1,587,368
Class C Shares	2,938,169	3,834,573	259,301
Class F Shares	12,289,358	19,347,206	10,268,211
Class F3 Shares	563,727	27,746,108	731.76
Class I Shares	21,591,113	32,877,066	895,619
Class P Shares	4,901	9.67	–
Class R2 Shares	3,882	47,912	1,899
Class R3 Shares	740,071	1,057,055	12,206
Class R4 Shares	6,195	680,585	1,926
Class R5 Shares	59,281	123,383	1,956
Class R6 Shares	364,820	3,829,762	1,958
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$14.15	$11.10	$15.39
Class A Shares-Maximum offering price (Net asset value plus sales charge of 2.25%)	$14.48	$11.36	$15.74
Class C Shares-Net asset value	$14.05	$11.05	$15.39
Class F Shares-Net asset value	$14.15	$11.10	$15.38
Class F3 Shares-Net asset value	$14.24	$11.10	$15.40
Class I Shares-Net asset value	$14.23	$11.10	$15.39
Class P Shares-Net asset value	$14.37	$11.29	–
Class R2 Shares-Net asset value	$14.37	$11.10	$15.39
Class R3 Shares-Net asset value	$14.08	$11.10	$15.39
Class R4 Shares-Net asset value	$14.14	$11.10	$15.39
Class R5 Shares-Net asset value	$14.23	$11.10	$15.39
Class R6 Shares-Net asset value	$14.25	$11.10	$15.39

424	See Notes to Financial Statements.

Corporate Bond Fund	Floating Rate Fund	High Yield Fund	Income Fund	Inflation Focused Fund

$7,727,445	$10,340,581,784	$7,211,071,242	$2,686,871,059	$1,396,850,165
148,109	(930,808,142)	(155,868,643)	16,898,760	(292,759,274)
$7,875,554	$9,409,773,642	$7,055,202,599	$2,703,769,819	$1,104,090,891

$768,689	$2,462,683,920	$1,218,731,331	$1,054,889,056	$109,625,871
$596,968	$1,141,084,627	$376,681,705	$161,999,857	$28,655,095
$2,764,324	$4,007,180,935	$2,144,680,388	$591,491,644	$285,296,845
$1,717,500	$147,358,651	$555,794,811	$586,821,750	$10,645,155
$171,214	$1,475,395,415	$1,610,252,776	$184,515,314	$631,036,826
–	–	$50,657	–	–
$28,115	$1,471,339	$11,283,661	$1,285,432	$51,154
$54,309	$52,956,699	$117,517,125	$55,317,461	$104,213
$28,373	$5,240,063	$109,350,886	$9,217,661	$3,174,086
$28,562	$6,661,015	$289,988,080	$6,099,067	$334,466
$1,717,500	$109,740,978	$620,871,179	$52,132,577	$35,167,180

75,113	281,964,457	165,324,715	363,216,970	9,760,525
58,342	130,555,200	51,366,258	55,517,563	2,548,018
269,616	459,287,161	291,309,535	203,604,593	25,376,613
167,817	16,850,489	75,030,346	202,078,199	948,049
16,735	168,833,457	217,510,638	63,512,513	56,157,871
–	–	6,775	–	–
2,747	168,307	1,521,793	439,035	4,560
5,307	6,060,862	15,850,777	18,987,642	9,277
2,773	600,019	14,837,349	3,174,141	282,545
2,790	761,566	39,183,891	2,099,103	29,784
167,817	12,552,537	83,828,046	17,955,482	3,131,256

$10.23	$8.73	$7.37	$2.90	$11.23

$10.47	$8.93	$7.54	$2.97	$11.49
$10.23	$8.74	$7.33	$2.92	$11.25
$10.25	$8.72	$7.36	$2.91	$11.24
$10.23	$8.75	$7.41	$2.90	$11.23
$10.23	$8.74	$7.40	$2.91	$11.24
–	–	$7.48	–	–
$10.23	$8.74	$7.41	$2.93	$11.22
$10.23	$8.74	$7.41	$2.91	$11.23
$10.23	$8.73	$7.37	$2.90	$11.23
$10.24	$8.75	$7.40	$2.91	$11.23
$10.23	$8.74	$7.41	$2.90	$11.23

See Notes to Financial Statements.	425

Statements of Assets and Liabilities (continued)

November 30, 2019

	Short Duration Core Bond Fund	Short Duration Income Fund
ASSETS:
Investments in securities, at cost	$44,746,245	$55,386,181,672
Investments in securities, at fair value	$45,010,976	$55,696,346,409
Cash	21,009	34,684,254
Deposits with brokers for futures collateral	6,351	20,250,764
Deposits with brokers for swaps collateral	–	–
Foreign cash, at value (cost $1,442, $509,994, $41,407 and $0, respectively)	1,436	507,794
Receivables:
Investment securities sold	5,556,730	954,363,129
Capital shares sold	187,629	307,157,064
Interest and dividends	193,565	318,949,820
From advisor (See Note 3)	27,317	–
Variation margin for futures contracts	1,721	–
Variation margin for centrally cleared swap agreements	–	–
Unrealized appreciation on forward foreign currency exchange contracts	39	123,631
Credit default swap agreements receivable, at fair value (including upfront payments of $5,285, $6,539,130, $0 and $0, respectively)	4,400	2,726,295
Prepaid expenses and other assets	75,016	1,265,595
Total assets	51,086,189	57,336,374,755
LIABILITIES:
Payables:
Investment securities purchased	6,003,507	1,483,930,526
Capital shares reacquired	65,946	79,397,542
Variation margin on futures contracts	–	17,603,826
Management fee	10,935	11,417,705
12b-1 distribution plan	5,410	10,897,293
Trustees’ fees	489	3,486,903
Fund administration	1,458	1,807,107
Offering costs	15,676	–
To bank	–	–
Unrealized depreciation on forward foreign currency exchange contracts	–	6,471
Unrealized depreciation on unfunded commitments	–	2,018,482
Distributions payable	100,941	150,819,498
Accrued expenses	55,373	8,787,130
Total liabilities	6,259,735	1,770,172,483
Commitments and contingent liabilities
NET ASSETS	$44,826,454	$55,566,202,272
COMPOSITION OF NET ASSETS:
Paid-in capital	$44,818,955	$58,747,886,922
Total distributable earnings (loss)	7,499	(3,181,684,650)
Net Assets	$44,826,454	$55,566,202,272

426	See Notes to Financial Statements.

Total Return Fund	Ultra Short Bond Fund

$5,295,090,102	$20,656,558,598
$5,375,374,682	$20,692,002,637
–	28,497,005
3,862,638	–
1,608,165	–

41,224	–

105,563,399	226,000
14,132,760	216,360,928
20,549,999	36,214,571
13,298	1,356,274
–	–
120,088	–
11,003,347	–
–	–
135,288	1,480,336
5,532,404,888	20,976,137,751

1,436,833,698	315,019,759
3,623,296	37,865,023
305,993	–
934,632	3,312,281
428,323	1,889,698
281,909	340,717
133,674	662,456
–	–
6,908	–
–	–
–	–
7,309,829	34,282,309
978,675	2,916,881
1,450,836,937	396,289,124

$4,081,567,951	$20,579,848,627

$4,079,771,098	$20,538,555,526
1,796,853	41,293,101
$4,081,567,951	$20,579,848,627

See Notes to Financial Statements.	427

Statements of Assets and Liabilities (concluded)

November 30, 2019

	Short Duration Core Bond Fund	Short Duration Income Fund
Net assets by class:
Class A Shares	$8,031,917	$11,693,022,120
Class A1 Shares	–	–
Class C Shares	$2,238,483	$4,914,970,008
Class F Shares	$29,006,882	$23,128,476,757
Class F3 Shares	$1,612,138	$4,087,351,400
Class I Shares	$1,820,803	$10,281,838,701
Class P Shares	–	–
Class R2 Shares	$26,403	$18,030,749
Class R3 Shares	$75,674	$367,327,522
Class R4 Shares	$26,645	$147,771,530
Class R5 Shares	$26,818	$70,274,339
Class R6 Shares	$1,960,691	$857,139,146
Outstanding shares by class (unlimited number of authorized shares of beneficial interest):
Class A Shares	812,025	2,778,125,817
Class A1 Shares	–	–
Class C Shares	226,366	1,160,586,952
Class F Shares	2,933,790	5,498,634,619
Class F3 Shares	163,019	969,900,700
Class I Shares	184,023	2,445,046,214
Class P Shares	–	–
Class R2 Shares	2,670	4,282,253
Class R3 Shares	7,652	87,187,822
Class R4 Shares	2,694	35,045,909
Class R5 Shares	2,712	16,726,912
Class R6 Shares	198,275	203,747,469
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$9.89	$4.21
Class A Shares-Maximum offering price (Net asset value plus sales charge of 2.25%)*	$10.12	$4.31
Class A1 Shares-Net asset value	–	–
Class A1 Shares-Maximum offering price (Net asset value plus sales charge of 1.50%)	–	–
Class C Shares-Net asset value	$9.89	$4.23
Class F Shares-Net asset value	$9.89	$4.21
Class F3 Shares-Net asset value	$9.89	$4.21
Class I Shares-Net asset value	$9.89	$4.21
Class P Shares-Net asset value	–	–
Class R2 Shares-Net asset value	$9.89	$4.21
Class R3 Shares-Net asset value	$9.89	$4.21
Class R4 Shares-Net asset value	$9.89	$4.22
Class R5 Shares-Net asset value	$9.89	$4.20
Class R6 Shares-Net asset value	$9.89	$4.21
*	Sales charge not applicable to Ultra Short Bond Fund.

428	See Notes to Financial Statements.

Total Return Fund	Ultra Short Bond Fund

$1,275,715,058	$11,938,002,741
–	$2,860,125
$118,447,141	–
$960,498,266	$6,539,664,603
$664,783,281	$282,582,149
$405,217,845	$1,803,798,319
$528,053	–
$3,500,932	–
$93,652,141	–
$66,840,079	–
$127,807,026	$1,368,770
$364,578,129	$11,571,920

121,666,725	1,190,528,300
–	285,149
11,306,689	–
91,611,469	652,057,565
63,375,081	28,173,868
38,575,344	179,913,351
50,124	–
333,975	–
8,934,405	–
6,374,495	–
12,186,612	136,484
34,739,751	1,153,503

$10.49	$10.03

$10.73	–
–	$10.03
–	$10.18
$10.48	–
$10.48	$10.03
$10.49	$10.03
$10.50	$10.03
$10.53	–
$10.48	–
$10.48	–
$10.49	–
$10.49	$10.03
$10.49	$10.03

See Notes to Financial Statements.	429

Statements of Operations

For the Year Ended November 30, 2019

	Convertible Fund	Core Fixed Income Fund	Core Plus Bond Fund
Investment income:
Dividends (net of foreign withholding taxes of $14,076, $0, $0, $0, $0, $70,986, $0 and $0, respectively)	$4,238,729	$–	$–
Interest and other (net of foreign withholding taxes of $0, $0, $889, $28, $0, $0, $3,095 and $148, respectively)	15,791,352	36,713,099	2,507,122
Total investment income	20,030,081	36,713,099	2,507,122
Expenses:
Management fee	5,271,333	2,932,642	210,610
12b-1 distribution plan-Class A	272,701	892,477	26,317
12b-1 distribution plan-Class C	342,114	343,592	13,170
12b-1 distribution plan-Class F	169,549	161,876	56,081
12b-1 distribution plan-Class P	294	–	–
12b-1 distribution plan-Class R2	406	3,499	169
12b-1 distribution plan-Class R3	46,129	60,969	202
12b-1 distribution plan-Class R4	193	15,413	71
Shareholder servicing	327,386	929,255	86,876
Fund administration	301,219	501,456	30,087
Reports to shareholders	102,826	289,179	8,685
Registration	195,502	263,677	183,004
Professional	67,590	59,226	52,727
Trustees’ fees	24,562	37,680	1,514
Custody	23,849	25,403	17,374
Interest paid from Interfund Lending (See Note 11)	–	–	–
Other	151,333	217,616	19,302
Gross expenses	7,296,986	6,733,960	706,189
Expense reductions (See Note 9)	(13,290)	(29,570)	(2,274)
Fees waived and expenses reimbursed (See Note 3)	–	–	(246,873)
Shareholder servicing reimbursed-Class I (See Note 3)	–	(109,266)	–
Net expenses	7,283,696	6,595,124	457,042
Net investment income	12,746,385	30,117,975	2,050,080

430	See Notes to Financial Statements.

Corporate Bond Fund	Floating Rate Fund	High Yield Fund	Income Fund	Inflation Focused Fund

$–	$3,214,879	$1,917,792	$193,146	$3,445

255,144	731,157,609	425,637,632	100,381,220	44,581,430
255,144	734,372,488	427,555,424	100,574,366	44,584,875

26,729	52,503,812	35,258,335	8,899,224	3,665,132
1,083	5,775,265	2,339,036	1,848,746	265,155
2,721	11,775,650	3,235,630	1,361,678	325,775
2,283	5,044,547	2,082,290	500,328	352,466
–	–	536	–	–
160	9,571	77,014	8,647	721
255	268,453	560,717	259,850	508
67	30,819	255,847	18,138	6,344
1,778	8,912,071	5,916,095	1,770,791	932,226
2,673	4,622,561	2,700,667	936,760	488,684
3,682	2,044,162	1,455,262	533,676	223,322
163,198	819,164	413,486	291,866	222,912
59,503	345,928	164,312	115,350	107,406
200	380,577	209,981	70,771	39,188
4,579	156,374	148,824	58,326	72,518
–	–	3,691	–	–
12,856	1,002,975	679,578	295,794	207,883
281,767	93,691,929	55,501,301	16,969,945	6,910,240
(116)	(389,559)	(171,510)	(62,050)	(33,169)
(245,237)	–	–	–	–
–	–	–	–	–
36,414	93,302,370	55,329,791	16,907,895	6,877,071
218,730	641,070,118	372,225,633	83,666,471	37,707,804

See Notes to Financial Statements.	431

Statements of Operations (continued)

For the Year Ended November 30, 2019

	Convertible Fund	Core Fixed Income Fund	Core Plus Bond Fund
Net realized and unrealized gain (loss):
Net realized gain (loss) on investments	$56,947,905	$32,907,299	$229,582
Net realized gain (loss) on futures contracts	–	10,755,934	328,939
Net realized gain on foreign currency exchange contracts	826,603	–	6,544
Net realized gain (loss) on swap contracts	–	(1,932,602)	(47,188)
Net realized gain on foreign currency related transactions	98,571	26,805	7,735
Net change in unrealized appreciation/depreciation on investments	40,306,152	40,011,448	1,982,413
Net change in unrealized appreciation/depreciation on futures contracts	–	(325,992)	(21,968)
Net change in unrealized appreciation/depreciation on foreign currency exchange contracts	(251,996)	650,402	432,756
Net change in unrealized appreciation/depreciation on swap contracts	–	1,151,654	77,931
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	4,000	59	176
Net change in unrealized appreciation/depreciation on unfunded commitments	–	–	(310)
Net realized and unrealized gain (loss)	97,931,235	83,245,007	2,996,610
Net Increase (Decrease) in Net Assets Resulting From Operations	$110,677,620	$113,362,982	$5,046,690

432	See Notes to Financial Statements.

Corporate Bond Fund	Floating Rate Fund	High Yield Fund	Income Fund	Inflation Focused Fund

$48,327	$(352,381,950)	$(165,271,744)	$16,975,978	$(738,762)
(50,805)	(11,213,814)	(27,313,112)	10,537,240	8,537,355

–	2,150,976	18,242,365	415,672	59,311
–	(10,273,559)	10,038,782	(55,501)	(4,840,168)

–	1,686,485	748,320	40,023	16,844

646,915	33,367,933	402,275,660	167,556,462	28,423,431

6,095	1,117,414	3,118,767	162,995	(227,190)

–	(650,572)	(7,328,333)	738,100	(46,190)

–	8,849,080	822,286	(53,370)	(54,593,353)

–	97,932	249,954	8,005	895

–	(49,569)	(27,794)	735	1,100
650,532	(327,299,644)	235,555,151	196,326,339	(23,406,727)
$869,262	$313,770,474	$607,780,784	$279,992,810	$14,301,077

See Notes to Financial Statements.	433

Statements of Operations (concluded)

For the Year Ended November 30, 2019

	Short Duration Core Bond Fund	Short Duration Income Fund
Investment income:
Dividends	$–	$117,317
Interest and other (net of foreign withholding taxes of $0, $28,239, $15,042 and $0, respectively)	705,590	1,698,890,489
Interest earned from Interfund Lending (See Note 11)	–	–
Total investment income	705,590	1,699,007,806
Expenses:
Management fee	70,655	122,164,326
12b-1 distribution plan-Class A	13,334	19,514,221
12b-1 distribution plan-Class A1	–	–
12b-1 distribution plan-Class C	16,949	39,976,407
12b-1 distribution plan-Class F	11,078	19,598,342
12b-1 distribution plan-Class P	–	–
12b-1 distribution plan-Class R2	155	116,376
12b-1 distribution plan-Class R3	326	1,707,306
12b-1 distribution plan-Class R4	65	318,823
Shareholder servicing	15,199	32,839,284
Fund administration	9,421	19,306,292
Reports to shareholders	6,225	7,119,309
Registration	170,460	3,141,817
Trustees’ fees	558	1,431,346
Professional	59,554	907,463
Custody	6,626	514,813
Other	14,398	2,424,053
Gross expenses	395,003	271,080,178
Expense reductions (See Note 9)	(663)	(1,479,619)
Fees waived and expenses reimbursed (See Note 3)	(259,573)	–
Shareholder servicing reimbursed-Class I (See Note 3)	–	–
Net expenses	134,767	269,600,559
Net investment income	570,823	1,429,407,247
Net realized and unrealized gain:
Net realized gain on investments	62,820	33,992,165
Net realized gain (loss) on futures contracts	(40,754)	35,280,889
Net realized gain (loss) on foreign currency exchange contracts	(1,209)	2,196,240
Net realized gain (loss) on swap contracts	4,137	3,876,466
Net realized gain on foreign currency related transactions	1,157	673,485
Net change in unrealized appreciation/depreciation on investments	344,033	1,002,876,122
Net change in unrealized appreciation/depreciation on futures contracts	3,512	2,060,809
Net change in unrealized appreciation/depreciation on foreign currency exchange contracts	39	(1,721,864)
Net change in unrealized appreciation/depreciation on swap contracts	5,736	7,058,269
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	(6)	34,145
Net change in unrealized appreciation/depreciation on unfunded commitments	–	(2,018,482)
Net realized and unrealized gain	379,465	1,084,308,244
Net Increase in Net Assets Resulting From Operations	$950,288	$2,513,715,491

434	See Notes to Financial Statements.

Total Return Fund	Ultra Short Bond Fund

$–	$–

129,592,129	479,521,117
–	1,226
129,592,129	479,522,343

10,776,093	33,955,614
2,425,050	13,380,572
–	348
988,339	–
919,636	6,281,676
2,674	–
26,925	–
507,190	–
163,411	–
3,555,366	9,382,645
1,539,918	6,791,123
855,566	1,841,975
312,058	3,207,092
118,377	457,941
115,898	305,699
55,233	225,214
411,349	447,882
22,773,083	76,277,781
(100,986)	(554,395)
–	(11,327,153)
(162,048)	–
22,510,049	64,396,233
107,082,080	415,126,110

66,998,290	5,710,197
38,537,089	–
178,060	–
(3,955,295)	–
150,629	–
129,416,465	47,636,182
(1,117,313)	–

10,810,728	–
1,874,755	–

96,055	–

–	–
242,989,463	53,346,379
$350,071,543	$468,472,489

See Notes to Financial Statements.	435

Statements of Changes in Net Assets

	Convertible Fund
	For the	For the
	Year Ended	Year Ended
INCREASE (DECREASE) IN NET ASSETS	November 30, 2019	November 30, 2018
Operations:
Net investment income	$12,746,385	$12,000,877
Net realized gain (loss) on investments, futures contracts, forward currency exchange contracts, swaps and foreign currency related transactions	57,873,079	50,680,908
Net change in unrealized appreciation/depreciation on investments, futures contracts, foreign currency exchange contracts, swaps, unfunded commitments and translation of assets and liabilities denominated in foreign currencies	40,058,156	(55,234,356)
Net increase (decrease) in net assets resulting from operations	110,677,620	7,447,429
Distributions to shareholders:
Class A	(9,371,011)	(2,624,703)
Class B	–	(1,783)
Class C	(2,485,800)	(594,213)
Class F	(12,802,328)	(3,646,644)
Class F3	(482,582)	(104,731)
Class I	(31,944,314)	(12,062,635)
Class P	(3,996)	(1,030)
Class R2	(4,539)	(1,708)
Class R3	(585,569)	(104,746)
Class R4	(4,651)	(1,218)
Class R5	(15,158)	(28,853)
Class R6	(206,498)	(101,827)
Total distributions to shareholders	(57,906,446)	(19,274,091)
Capital share transactions (Net of share conversions) (See Note 14):
Net proceeds from sales of shares	156,151,752	276,106,262
Reinvestment of distributions	54,218,320	18,145,176
Cost of shares reacquired	(435,234,388)	(294,467,421)
Net increase (decrease) in net assets resulting from capital share transactions	(224,864,316)	(215,983)
Net increase (decrease) in net assets	(172,093,142)	(12,042,645)
NET ASSETS:
Beginning of year	$862,556,746	$874,599,391
End of year	$690,463,604	$862,556,746

436	See Notes to Financial Statements.

Core Fixed Income Fund		Core Plus Bond Fund
For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended
November 30, 2019	November 30, 2018	November 30, 2019	November 30, 2018

$30,117,975	$29,221,001	$2,050,080	$429,276

41,757,436	(36,266,131)	525,612	(180,866)

41,487,571	(11,958,381)	2,470,998	(403,136)
113,362,982	(19,003,511)	5,046,690	(154,726)

(11,693,909)	(12,753,891)	(415,631)	(240,578)
–	(1,973)	–	–
(857,422)	(1,246,459)	(37,889)	(22,046)
(4,327,241)	(4,644,715)	(1,743,310)	(235,682)
(7,657,290)	(9,267,783)	(382)	(412)
(7,578,862)	(6,271,470)	(129,005)	(4,315)
(3)	(3)	–	–
(13,255)	(20,385)	(823)	(900)
(286,489)	(352,636)	(1,223)	(940)
(158,495)	(226,732)	(933)	(1,003)
(31,630)	(26,092)	(1,013)	(1,076)
(1,310,716)	(1,350,793)	(1,020)	(1,088)
(33,915,312)	(36,162,932)	(2,331,229)	(508,040)

629,086,713	304,093,118	207,572,060	1,623,846
33,590,628	35,209,250	2,309,637	507,409
(328,770,791)	(491,488,670)	(25,088,598)	(1,824,448)

333,906,550	(152,186,302)	184,793,099	306,807
413,354,220	(207,352,745)	187,508,560	(355,959)

$1,072,914,663	$1,280,267,408	$12,912,958	$13,268,917
$1,486,268,883	$1,072,914,663	$200,421,518	$12,912,958

See Notes to Financial Statements.	437

Statements of Changes in Net Assets (continued)

	Corporate Bond Fund
	For the	For the
	Year Ended	Year Ended
INCREASE (DECREASE) IN NET ASSETS	November 30, 2019	November 30, 2018
Operations:
Net investment income	$218,730	$206,236
Net realized gain (loss) on investments, futures contracts, foreign currency exchange contracts, swaps and foreign currency related transactions	(2,478)	(95,352)
Net change in unrealized appreciation/depreciation on investments, futures contracts, foreign currency exchange contracts, swaps, unfunded commitments and translation of assets and liabilities denominated in foreign currencies	653,010	(329,184)
Net increase (decrease) in net assets resulting from operations	869,262	(218,300)
Distributions to shareholders:
Class A	(21,318)	(14,990)
Class B	–	–
Class C	(10,073)	(3,124)
Class F	(90,520)	(101,250)
Class F3	(67,533)	(68,931)
Class I	(6,511)	(9,961)
Class P	–	–
Class R2	(932)	(962)
Class R3	(1,837)	(1,577)
Class R4	(1,032)	(1,054)
Class R5	(1,105)	(1,120)
Class R6	(67,533)	(68,930)
Class T	–	–
Total distributions to shareholders	(268,394)	(271,899)
Capital share transactions (See Note 14):
Net proceeds from sales of shares	2,018,353	1,241,911
Reinvestment of distributions	267,482	271,145
Cost of shares reacquired	(218,963)	(2,105,393)
Net increase (decrease) in net assets resulting from capital share transactions	2,066,872	(592,337)
Net increase (decrease) in net assets	2,667,740	(1,082,536)
NET ASSETS:
Beginning of year	$5,207,814	$6,290,350
End of year	$7,875,554	$5,207,814

438	See Notes to Financial Statements.

Floating Rate Fund		High Yield Fund
For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended
November 30, 2019	November 30, 2018	November 30, 2019	November 30, 2018

$641,070,118	$690,592,557	$372,225,633	$378,980,729

(370,031,862)	(19,423,828)	(163,555,389)	1,096,792

42,732,218	(336,617,877)	399,110,540	(521,563,321)
313,770,474	334,550,852	607,780,784	(141,485,800)

(161,150,166)	(182,692,462)	(66,093,458)	(77,925,306)
–	–	–	(14,882)
(69,856,818)	(70,222,262)	(19,749,053)	(24,303,373)
(286,378,688)	(302,725,744)	(119,680,368)	(120,825,979)
(11,512,512)	(13,400,545)	(31,111,656)	(30,616,750)
(106,129,358)	(111,978,828)	(89,496,359)	(90,809,058)
–	–	(6,664)	(24,421)
(82,687)	(63,553)	(680,771)	(849,236)
(2,835,779)	(2,289,907)	(6,014,467)	(5,631,290)
(687,668)	(351,841)	(5,741,538)	(4,646,769)
(922,146)	(816,520)	(16,166,403)	(16,072,658)
(5,537,812)	(2,624,032)	(32,664,889)	(25,728,534)
–	(324)	–	(376)
(645,093,634)	(687,166,018)	(387,405,626)	(397,448,632)

3,570,661,363	8,184,859,014	2,821,984,363	2,977,604,675
529,246,438	557,322,288	357,413,419	368,519,986
(9,289,849,382)	(5,491,466,098)	(2,814,889,794)	(3,436,725,945)

(5,189,941,581)	3,250,715,204	364,507,988	(90,601,284)
(5,521,264,741)	2,898,100,038	584,883,146	(629,535,716)

$14,931,038,383	$12,032,938,345	$6,470,319,453	$7,099,855,169
$9,409,773,642	$14,931,038,383	$7,055,202,599	$6,470,319,453

See Notes to Financial Statements.	439

Statements of Changes in Net Assets (continued)

	Income Fund
	For the	For the
	Year Ended	Year Ended
INCREASE (DECREASE) IN NET ASSETS	November 30, 2019	November 30, 2018
Operations:
Net investment income	$83,666,471	$76,091,103
Net realized gain (loss) on investments, futures contracts, foreign currency exchange contracts, swaps and foreign currency related transactions	27,913,412	(16,244,123)
Net change in unrealized appreciation/depreciation on investments, futures contracts, foreign currency exchange contracts, swaps, unfunded commitments and translation of assets and liabilities denominated in foreign currencies	168,412,927	(117,453,722)
Net increase (decrease) in net assets resulting from operations	279,992,810	(57,606,742)
Distributions to shareholders:
Class A	(36,797,636)	(35,790,758)
Class B	–	(6,796)
Class C	(5,650,769)	(6,848,475)
Class F	(20,314,667)	(19,066,758)
Class F3	(20,065,736)	(15,488,182)
Class I	(6,977,787)	(7,833,592)
Class R2	(52,202)	(71,068)
Class R3	(1,919,349)	(1,960,870)
Class R4	(283,781)	(182,381)
Class R5	(212,668)	(215,284)
Class R6	(1,849,550)	(1,483,888)
Class T	–	–
Total distributions to shareholders	(94,124,145)	(88,948,052)
Capital share transactions (Net of share conversions) (See Note 14):
Net proceeds from sales of shares	939,236,411	759,398,133
Reinvestment of distributions	85,523,334	79,689,649
Cost of shares reacquired	(600,189,975)	(739,334,763)
Net increase (decrease) in net assets resulting from capital share transactions	424,569,770	99,753,019
Net increase (decrease) in net assets	610,438,435	(46,801,775)
NET ASSETS:
Beginning of year	$2,093,331,384	$2,140,133,159
End of year	$2,703,769,819	$2,093,331,384

440	See Notes to Financial Statements.

Inflation Focused Fund		Short Duration Core Bond Fund
For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended
November 30, 2019	November 30, 2018	November 30, 2019	November 30, 2018

$37,707,804	$34,721,039	$570,823	$215,062

3,034,580	(10,821,733)	26,151	(40,114)

(26,441,307)	(14,583,449)	353,314	(64,014)
14,301,077	9,315,857	950,288	110,934

(5,285,461)	(7,083,363)	(200,838)	(81,958)
–	–	–	–
(1,298,256)	(1,499,530)	(44,208)	(21,906)
(14,368,742)	(16,911,221)	(330,986)	(86,836)
(772,004)	(700,819)	(51,583)	(51,147)
(26,185,147)	(23,512,050)	(10,034)	(2,250)
(4,322)	(8,991)	(682)	(674)
(3,739)	(5,898)	(1,775)	(760)
(99,905)	(49,564)	(778)	(765)
(11,141)	(4,110)	(847)	(829)
(2,149,253)	(1,763,239)	(61,079)	(52,985)
–	(244)	–	–
(50,177,970)	(51,539,029)	(702,810)	(300,110)

417,555,081	822,331,919	38,685,094	6,151,614
42,657,456	45,030,234	668,641	296,402
(770,779,338)	(489,757,257)	(7,352,233)	(1,333,751)

(310,566,801)	377,604,896	32,001,502	5,114,265
(346,443,694)	335,381,724	32,248,980	4,925,089

$1,450,534,585	$1,115,152,861	$12,577,474	$7,652,385
$1,104,090,891	$1,450,534,585	$44,826,454	$12,577,474

See Notes to Financial Statements.	441

Statements of Changes in Net Assets (concluded)

	Short Duration Income Fund
	For the	For the
	Year Ended	Year Ended
INCREASE (DECREASE) IN NET ASSETS	November 30, 2019	November 30, 2018
Operations:
Net investment income	$1,429,407,247	$1,094,486,472
Net realized gain (loss) on investments, futures contracts, forward currency exchange contracts, swaps and foreign currency related transactions	76,019,245	(97,078,633)
Net change in unrealized appreciation/depreciation on investments, futures contracts, forward currency exchange contracts, swaps, unfunded commitments and translation of assets and liabilities denominated in foreign currencies	1,008,288,999	(605,099,402)
Net increase (decrease) in net assets resulting from operations	2,513,715,491	392,308,437
Distributions to shareholders:
Class A	(355,634,926)	(363,495,008)
Class A1	–	–
Class B	–	(22,448)
Class C	(147,892,825)	(174,572,094)
Class F	(732,369,032)	(587,998,014)
Class F3	(153,416,971)	(103,474,314)
Class I	(339,966,468)	(279,774,438)
Class P	–	–
Class R2	(635,981)	(801,279)
Class R3	(11,498,655)	(10,578,147)
Class R4	(4,599,910)	(3,422,926)
Class R5	(2,399,799)	(1,394,009)
Class R6	(28,485,527)	(18,399,562)
Class T	–	(245)
Total distributions to shareholders	(1,776,900,094)	(1,543,932,484)
Capital share transactions (See Note 14):
Net proceeds from sales of shares	28,819,433,977	18,963,750,231
Reinvestment of distributions	1,523,647,699	1,328,550,979
Cost of shares reacquired	(17,060,665,166)	(20,065,675,820)
Net increase in net assets resulting from capital share transactions	13,282,416,510	226,625,390
Net increase (decrease) in net assets	14,019,231,907	(924,998,657)
NET ASSETS:
Beginning of year	$41,546,970,365	$42,471,969,022
End of year	$55,566,202,272	$41,546,970,365

442	See Notes to Financial Statements.

Total Return Fund		Ultra Short Bond Fund
For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended
November 30, 2019	November 30, 2018	November 30, 2019	November 30, 2018

$107,082,080	$106,114,481	$415,126,110	$132,737,323

101,908,773	(104,694,908)	5,710,197	301,251

141,080,690	(63,872,504)	47,636,182	(12,199,808)
350,071,543	(62,452,931)	468,472,489	120,838,766

(36,252,910)	(39,057,947)	(214,086,151)	(76,825,237)
–	–	(2,348)	–
–	(6,057)	–	–
(2,898,671)	(3,785,191)	–	–
(28,340,648)	(29,412,805)	(155,362,125)	(41,339,616)
(20,118,504)	(22,589,621)	(7,088,120)	(3,216,832)
(13,107,788)	(13,566,154)	(38,280,816)	(11,563,824)
(16,381)	(16,486)	–	–
(118,121)	(164,614)	–	–
(2,751,323)	(3,448,996)	–	–
(1,924,268)	(2,141,936)	–	–
(3,614,427)	(2,960,527)	(47,969)	(8,858)
(9,605,134)	(6,865,814)	(218,680)	(80,076)
–	(196)	–	–
(118,748,175)	(124,016,344)	(415,086,209)	(133,034,443)

1,396,158,215	1,138,605,464	22,914,822,713	16,496,397,363
107,792,937	110,682,893	394,939,651	131,090,203
(1,240,621,889)	(1,245,991,281)	(15,647,192,291)	(6,020,090,865)

263,329,263	3,297,076	7,662,570,073	10,607,396,701
494,652,631	(183,172,199)	7,715,956,353	10,595,201,024

$3,586,915,320	$3,770,087,519	$12,863,892,274	$2,268,691,250
$4,081,567,951	$3,586,915,320	$20,579,848,627	$12,863,892,274

See Notes to Financial Statements.	443

Financial Highlights

CONVERTIBLE FUND

		Per Share Operating Performance:
					Distributions to
		Investment Operations:			shareholders from:
			Net	Total
	Net		realized	from
	asset	Net	and	invest-
	value,	invest-	unrealized	ment	Net	Net	Total
	beginning	ment	gain	opera-	investment	realized	distri-
	of period	income(a)	(loss)	tions	income	gain	butions
Class A
11/30/2019	$13.16	$0.21	$1.70	$1.91	$(0.53)	$(0.39)	$(0.92)
11/30/2018	13.31	0.16	(0.03)	0.13	(0.28)	–	(0.28)
11/30/2017	11.65	0.20	1.83	2.03	(0.37)	–	(0.37)
11/30/2016	11.13	0.26	0.67	0.93	(0.41)	–	(0.41)
11/30/2015	13.59	0.17	(0.99)	(0.82)	(0.32)	(1.32)	(1.64)
Class C
11/30/2019	13.08	0.12	1.69	1.81	(0.45)	(0.39)	(0.84)
11/30/2018	13.23	0.07	(0.03)	0.04	(0.19)	–	(0.19)
11/30/2017	11.57	0.13	1.83	1.96	(0.30)	–	(0.30)
11/30/2016	11.07	0.19	0.65	0.84	(0.34)	–	(0.34)
11/30/2015	13.52	0.10	(0.99)	(0.89)	(0.24)	(1.32)	(1.56)
Class F
11/30/2019	13.17	0.22	1.69	1.91	(0.54)	(0.39)	(0.93)
11/30/2018	13.32	0.18	(0.04)	0.14	(0.29)	–	(0.29)
11/30/2017	11.65	0.22	1.84	2.06	(0.39)	–	(0.39)
11/30/2016	11.13	0.27	0.67	0.94	(0.42)	–	(0.42)
11/30/2015	13.60	0.19	(1.00)	(0.81)	(0.34)	(1.32)	(1.66)
Class F3
11/30/2019	13.25	0.24	1.70	1.94	(0.56)	(0.39)	(0.95)
11/30/2018	13.39	0.20	(0.04)	0.16	(0.30)	–	(0.30)
4/4/2017 to 11/30/2017(c)	17.35	0.16	(4.01)	(3.85)	(0.11)	–	(0.11)
Class I
11/30/2019	13.24	0.24	1.70	1.94	(0.56)	(0.39)	(0.95)
11/30/2018	13.39	0.19	(0.04)	0.15	(0.30)	–	(0.30)
11/30/2017	11.71	0.23	1.85	2.08	(0.40)	–	(0.40)
11/30/2016	11.19	0.29	0.66	0.95	(0.43)	–	(0.43)
11/30/2015	13.65	0.20	(0.99)	(0.79)	(0.35)	(1.32)	(1.67)
Class P
11/30/2019	13.36	0.18	1.72	1.90	(0.50)	(0.39)	(0.89)
11/30/2018	13.51	0.13	(0.04)	0.09	(0.24)	–	(0.24)
11/30/2017	11.81	0.18	1.86	2.04	(0.34)	–	(0.34)
11/30/2016	11.28	0.27	0.66	0.93	(0.40)	–	(0.40)
11/30/2015	13.75	0.16	(1.00)	(0.84)	(0.31)	(1.32)	(1.63)

444	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:
		Total
		expenses
		after
Net		waivers		Net	Net
asset		and/or		invest-	assets,	Portfolio
value,	Total	reimburse-	Total	ment	end of	turnover
end of	return(b)	ments	expenses	income	period	rate
period	(%)	(%)	(%)	(%)	(000)	(%)

$14.15	15.80	1.06	1.06	1.59	$143,294	161
13.16	0.94	1.04	1.04	1.21	133,181	213
13.31	17.86	1.03	1.04	1.63	116,819	224
11.65	8.63	1.06	1.14	2.45	75,091	241
11.13	(6.71)	1.06	1.11	1.44	104,761	223

14.05	15.00	1.70	1.70	0.94	41,278	161
13.08	0.27	1.69	1.69	0.56	38,615	213
13.23	17.25	1.65	1.66	1.06	42,574	224
11.57	7.88	1.69	1.77	1.82	36,351	241
11.07	(7.36)	1.71	1.76	0.80	51,655	223

14.15	15.92	0.96	0.96	1.69	173,878	161
13.17	0.95	0.94	0.94	1.32	201,325	213
13.32	18.06	0.93	0.93	1.71	148,917	224
11.65	8.74	0.96	1.04	2.50	80,847	241
11.13	(6.67)	0.96	1.02	1.55	96,774	223

14.24	16.02	0.83	0.83	1.81	8,030	161
13.25	1.12	0.81	0.81	1.47	6,635	213
13.39	10.06 (d)	0.81 (e)	0.82 (e)	1.84 (e)	3,884	224

14.23	15.94	0.86	0.86	1.82	307,308	161
13.24	1.12	0.84	0.84	1.40	469,350	213
13.39	18.16	0.83	0.84	1.84	553,681	224
11.71	8.91	0.86	0.94	2.66	373,793	241
11.19	(6.57)	0.86	0.92	1.66	448,316	223

14.37	15.43	1.31	1.31	1.33	70	161
13.36	0.68	1.29	1.29	0.96	59	213
13.51	17.66	1.27	1.28	1.43	56	224
11.81	8.48	1.18	1.25	2.44	32	241
11.28	(6.81)	1.17	1.22	1.35	46	223

See Notes to Financial Statements.	445

Financial Highlights (continued)

CONVERTIBLE FUND

		Per Share Operating Performance:
					Distributions to
		Investment Operations:			shareholders from:
			Net	Total
	Net		realized	from
	asset	Net	and	invest-
	value,	invest-	unrealized	ment	Net	Net	Total
	beginning	ment	gain	opera-	investment	realized	distri-
	of period	income(a)	(loss)	tions	income	gain	butions
Class R2
11/30/2019	$13.35	$0.17	$ 1.71	$ 1.88	$(0.47)	$(0.39)	$(0.86)
11/30/2018	13.49	0.11	(0.03)	0.08	(0.22)	–	(0.22)
11/30/2017	11.79	0.17	1.85	2.02	(0.32)	–	(0.32)
11/30/2016	11.26	0.22	0.66	0.88	(0.35)	–	(0.35)
11/30/2015	13.73	0.12	(1.00)	(0.88)	(0.27)	(1.32)	(1.59)
Class R3
11/30/2019	13.11	0.17	1.68	1.85	(0.49)	(0.39)	(0.88)
11/30/2018	13.26	0.13	(0.04)	0.09	(0.24)	–	(0.24)
11/30/2017	11.60	0.17	1.83	2.00	(0.34)	–	(0.34)
11/30/2016	11.09	0.23	0.66	0.89	(0.38)	–	(0.38)
11/30/2015	13.55	0.14	(0.99)	(0.85)	(0.29)	(1.32)	(1.61)
Class R4
11/30/2019	13.16	0.20	1.70	1.90	(0.53)	(0.39)	(0.92)
11/30/2018	13.31	0.16	(0.04)	0.12	(0.27)	–	(0.27)
11/30/2017	11.64	0.20	1.84	2.04	(0.37)	–	(0.37)
11/30/2016	11.14	0.25	0.66	0.91	(0.41)	–	(0.41)
6/30/2015 to 11/30/2015(f)	12.11	0.08	(1.00)	(0.92)	(0.05)	–	(0.05)
Class R5
11/30/2019	13.24	0.23	1.71	1.94	(0.56)	(0.39)	(0.95)
11/30/2018	13.38	0.19	(0.03)	0.16	(0.30)	–	(0.30)
11/30/2017	11.70	0.21	1.87	2.08	(0.40)	–	(0.40)
11/30/2016	11.19	0.29	0.65	0.94	(0.43)	–	(0.43)
6/30/2015 to 11/30/2015(f)	12.16	0.09	(1.00)	(0.91)	(0.06)	–	(0.06)
Class R6
11/30/2019	13.25	0.24	1.71	1.95	(0.56)	(0.39)	(0.95)
11/30/2018	13.39	0.19	(0.03)	0.16	(0.30)	–	(0.30)
11/30/2017	11.71	0.23	1.85	2.08	(0.40)	–	(0.40)
11/30/2016	11.19	0.33	0.62	0.95	(0.43)	–	(0.43)
6/30/2015 to 11/30/2015(f)	12.16	0.09	(1.00)	(0.91)	(0.06)	–	(0.06)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commenced on April 4, 2017.
(d)	Not annualized.
(e)	Annualized.
(f)	Commenced on June 30, 2015.

446	See Notes to Financial Statements.

			Ratios to Average Net Assets:				Supplemental Data:
			Total
			expenses
			after
Net			waivers			Net	Net
asset			and/or			invest-	assets,	Portfolio
value,	Total		reimburse-	Total		ment	end of	turnover
end of	return(b)		ments	expenses		income	period	rate
period	(%)		(%)	(%)		(%)	(000)	(%)

$14.37	15.27		1.45	1.45		1.23	$56	161
13.35	0.57		1.44	1.44		0.79	70	213
13.49	17.49		1.43	1.44		1.32	119	224
11.79	8.07		1.47	1.54		2.03	125	241
11.26	(7.10)		1.46	1.52		1.02	252	223

14.08	15.37		1.36	1.36		1.28	10,420	161
13.11	0.65		1.34	1.34		0.94	8,548	213
13.26	17.61		1.32	1.32		1.34	5,577	224
11.60	8.26		1.35	1.43		2.15	2,939	241
11.09	(7.00)		1.35	1.41		1.17	3,074	223

14.14	15.68		1.11	1.11		1.53	88	161
13.16	0.88		1.09	1.09		1.17	64	213
13.31	17.90		1.08	1.08		1.61	59	224
11.64	8.53		1.09	1.16		2.21	47	241
11.14	(7.56	)(d)	1.10 (e)	1.18	(e)	1.65 (e)	9	223

14.23	16.03		0.86	0.87		1.70	843	161
13.24	1.10		0.83	0.83		1.43	150	213
13.38	18.18		0.83	0.83		1.63	139	224
11.70	8.82		0.87	0.92		2.67	10	241
11.19	(7.47	)(d)	0.86 (e)	0.93	(e)	1.89 (e)	9	223

14.25	16.01		0.83	0.83		1.77	5,198	161
13.25	1.20		0.81	0.81		1.39	4,558	213
13.39	18.16		0.81	0.81		1.77	2,573	224
11.71	8.92		0.83	0.85		2.96	115	241
11.19	(7.47	)(d)	0.81 (e)	0.84	(e)	1.94 (e)	9	223

See Notes to Financial Statements.	447

Financial Highlights (continued)

CORE FIXED INCOME FUND

		Per Share Operating Performance:
					Distributions to
		Investment Operations:			shareholders from:
			Net	Total
	Net		realized	from
	asset	Net	and	invest-
	value,	invest-	unrealized	ment	Net	Net	Total
	beginning	ment	gain	opera-	investment	realized	distri-
	of period	income(a)	(loss)	tions	income	gain	butions
Class A
11/30/2019	$10.38	$0.25	$0.76	$1.01	$(0.29)	$–	$(0.29)
11/30/2018	10.87	0.25	(0.43)	(0.18)	(0.31)	–	(0.31)
11/30/2017	10.80	0.18	0.14	0.32	(0.25)	–	(0.25)
11/30/2016	10.86	0.18	0.04	0.22	(0.26)	(0.02)	(0.28)
11/30/2015	11.11	0.18	(0.16)	0.02	(0.27)	–	(0.27)
Class C
11/30/2019	10.34	0.18	0.75	0.93	(0.22)	–	(0.22)
11/30/2018	10.82	0.18	(0.41)	(0.23)	(0.25)	–	(0.25)
11/30/2017	10.75	0.12	0.13	0.25	(0.18)	–	(0.18)
11/30/2016	10.81	0.11	0.04	0.15	(0.19)	(0.02)	(0.21)
11/30/2015	11.06	0.11	(0.16)	(0.05)	(0.20)	–	(0.20)
Class F
11/30/2019	10.38	0.26	0.76	1.02	(0.30)	–	(0.30)
11/30/2018	10.87	0.26	(0.43)	(0.17)	(0.32)	–	(0.32)
11/30/2017	10.80	0.19	0.14	0.33	(0.26)	–	(0.26)
11/30/2016	10.86	0.19	0.04	0.23	(0.27)	(0.02)	(0.29)
11/30/2015	11.11	0.19	(0.16)	0.03	(0.28)	–	(0.28)
Class F3
11/30/2019	10.38	0.28	0.76	1.04	(0.32)	–	(0.32)
11/30/2018	10.87	0.28	(0.43)	(0.15)	(0.34)	–	(0.34)
4/4/2017 to 11/30/2017(c)	10.84	0.15	0.06	0.21	(0.18)	–	(0.18)
Class I
11/30/2019	10.38	0.27	0.76	1.03	(0.31)	–	(0.31)
11/30/2018	10.86	0.28	(0.42)	(0.14)	(0.34)	–	(0.34)
11/30/2017	10.80	0.21	0.12	0.33	(0.27)	–	(0.27)
11/30/2016	10.86	0.21	0.03	0.24	(0.28)	(0.02)	(0.30)
11/30/2015	11.11	0.20	(0.16)	0.04	(0.29)	–	(0.29)
Class P
11/30/2019	10.52	0.32	0.78	1.10	(0.33)	–	(0.33)
11/30/2018	11.00	0.33	(0.46)	(0.13)	(0.35)	–	(0.35)
11/30/2017	10.84	0.16	0.30	0.46	(0.30)	–	(0.30)
11/30/2016	10.90	0.16	0.03	0.19	(0.23)	(0.02)	(0.25)
11/30/2015	11.15	0.16	(0.16)	–	(0.25)	–	(0.25)

448	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:
		Total
		expenses
		after
Net		waivers		Net	Net
asset		and/or		invest-	assets,	Portfolio
value,	Total	reimburse-	Total	ment	end of	turnover
end of	return(b)	ments	expenses	income	period	rate
period	(%)	(%)	(%)	(%)	(000)	(%)

$11.10	9.79	0.64	0.64	2.30	$492,702	836
10.38	(1.64)	0.62	0.69	2.36	405,998	615
10.87	2.96	0.66	0.86	1.70	460,291	466
10.80	2.00	0.66	0.86	1.65	478,353	556
10.86	0.18	0.66	0.86	1.62	434,185	494

11.05	9.05	1.25	1.25	1.70	42,376	836
10.34	(2.18)	1.25	1.32	1.72	41,820	615
10.82	2.33	1.28	1.48	1.07	66,387	466
10.75	1.36	1.28	1.48	1.03	86,326	556
10.81	(0.45)	1.28	1.48	0.99	80,477	494

11.10	9.89	0.54	0.54	2.37	214,720	836
10.38	(1.54)	0.52	0.60	2.43	128,716	615
10.87	3.07	0.55	0.75	1.78	196,037	466
10.80	2.09	0.55	0.75	1.76	381,062	556
10.86	0.28	0.56	0.76	1.71	397,366	494

11.10	10.09	0.35	0.35	2.58	307,972	836
10.38	(1.38)	0.34	0.41	2.63	237,638	615
10.87	1.99 (d)	0.35 (e)	0.55 (e)	2.14 (e)	300,983	466

11.10	10.04	0.40	0.44	2.50	364,812	836
10.38	(1.33)	0.39	0.48	2.60	194,836	615
10.86	3.07	0.46	0.66	1.90	190,063	466
10.80	2.20	0.46	0.66	1.88	152,207	556
10.86	0.38	0.46	0.66	1.81	356,372	494

11.29	10.57	–	–	2.99	– (f)	836
10.52	(0.68)	–	–	3.23	– (f)	615
11.00	3.76	0.86	1.05	1.46	– (f)	466
10.84	1.79	0.88	1.08	1.45	12	556
10.90	(0.01)	0.87	1.06	1.42	12	494

See Notes to Financial Statements.	449

Financial Highlights (continued)

CORE FIXED INCOME FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R2
11/30/2019	$10.38	$0.21	$ 0.75	$ 0.96	$(0.24)	$ –	$(0.24)
11/30/2018	10.87	0.21	(0.43)	(0.22)	(0.27)	–	(0.27)
11/30/2017	10.80	0.14	0.13	0.27	(0.20)	–	(0.20)
11/30/2016	10.86	0.13	0.04	0.17	(0.21)	(0.02)	(0.23)
11/30/2015	11.12	0.13	(0.16)	(0.03)	(0.23)	–	(0.23)
Class R3
11/30/2019	10.38	0.22	0.75	0.97	(0.25)	–	(0.25)
11/30/2018	10.87	0.22	(0.43)	(0.21)	(0.28)	–	(0.28)
11/30/2017	10.80	0.15	0.14	0.29	(0.22)	–	(0.22)
11/30/2016	10.86	0.15	0.03	0.18	(0.22)	(0.02)	(0.24)
11/30/2015	11.11	0.15	(0.16)	(0.01)	(0.24)	–	(0.24)
Class R4
11/30/2019	10.38	0.24	0.76	1.00	(0.28)	–	(0.28)
11/30/2018	10.87	0.25	(0.43)	(0.18)	(0.31)	–	(0.31)
11/30/2017	10.80	0.18	0.13	0.31	(0.24)	–	(0.24)
11/30/2016	10.86	0.17	0.04	0.21	(0.25)	(0.02)	(0.27)
6/30/2015 to 11/30/2015(g)	10.93	0.08	(0.04)	0.04	(0.11)	–	(0.11)
Class R5
11/30/2019	10.38	0.27	0.76	1.03	(0.31)	–	(0.31)
11/30/2018	10.87	0.27	(0.43)	(0.16)	(0.33)	–	(0.33)
11/30/2017	10.80	0.21	0.13	0.34	(0.27)	–	(0.27)
11/30/2016	10.86	0.20	0.04	0.24	(0.28)	(0.02)	(0.30)
6/30/2015 to 11/30/2015(g)	10.93	0.09	(0.04)	0.05	(0.12)	–	(0.12)
Class R6
11/30/2019	10.38	0.28	0.76	1.04	(0.32)	–	(0.32)
11/30/2018	10.86	0.28	(0.42)	(0.14)	(0.34)	–	(0.34)
11/30/2017	10.80	0.22	0.12	0.34	(0.28)	–	(0.28)
11/30/2016	10.85	0.22	0.04	0.26	(0.29)	(0.02)	(0.31)
6/30/2015 to 11/30/2015(g)	10.93	0.09	(0.04)	0.05	(0.13)	–	(0.13)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commenced on April 4, 2017.
(d)	Not annualized.
(e)	Annualized.
(f)	Amount is less than $1,000.
(g)	Commenced on June 30, 2015.

450	See Notes to Financial Statements.

		Ratios to Average Net Assets:						Supplemental Data:
Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reimburse- ments (%)		Total expenses (%)		Net invest- ment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$ 11.10	9.35	1.04		1.04		1.93		$ 532	836
10.38	(2.03)	1.02		1.10		1.95		632	615
10.87	2.56	1.06		1.26		1.28		951	466
10.80	1.59	1.05		1.25		1.22		655	556
10.86	(0.31)	1.05		1.25		1.19		258	494

11.10	9.46	0.94		0.94		2.02		11,736	836
10.38	(1.94)	0.92		0.99		2.05		11,965	615
10.87	2.67	0.94		1.15		1.38		15,555	466
10.80	1.70	0.95		1.15		1.36		21,240	556
10.86	(0.12)	0.95		1.15		1.33		28,112	494

11.10	9.73	0.69		0.69		2.25		7,553	836
10.38	(1.69)	0.67		0.73		2.34		8,196	615
10.87	2.92	0.72		0.92		1.65		6,544	466
10.80	1.97	0.71		0.91		1.52		815	556
10.86	0.37 (d)	0.69	(e)	0.89	(e)	1.71	(e)	10	494

11.10	10.01	0.44		0.44		2.50		1,370	836
10.38	(1.44)	0.42		0.48		2.58		811	615
10.87	3.17	0.46		0.66		1.88		802	466
10.80	2.24	0.45		0.65		1.78		327	556
10.86	0.48 (d)	0.43	(e)	0.63	(e)	1.96	(e)	10	494

11.10	10.10	0.35		0.35		2.60		42,495	836
10.38	(1.28)	0.34		0.41		2.65		42,302	615
10.86	3.19	0.34		0.54		1.99		41,952	466
10.80	2.42	0.34		0.54		1.97		34,585	556
10.85	0.43 (d)	0.37	(e)	0.57	(e)	2.02	(e)	31,887	494

See Notes to Financial Statements.	451

Financial Highlights (continued)

CORE PLUS BOND FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
11/30/2019	$ 14.41	$0.42	$ 1.06	$ 1.48	$(0.50)	$ –	$(0.50)
11/30/2018	15.14	0.47	(0.64)	(0.17)	(0.56)	–	(0.56)
11/30/2017	15.03	0.40	0.30	0.70	(0.49)	(0.10)	(0.59)
12/2/2015 to 11/30/2016(c)	15.00	0.43	0.14	0.57	(0.54)	–	(0.54)
Class C
11/30/2019	14.42	0.31	1.06	1.37	(0.40)	–	(0.40)
11/30/2018	15.15	0.37	(0.64)	(0.27)	(0.46)	–	(0.46)
11/30/2017	15.04	0.30	0.29	0.59	(0.38)	(0.10)	(0.48)
12/2/2015 to 11/30/2016(c)	15.00	0.31	0.15	0.46	(0.42)	–	(0.42)
Class F
11/30/2019	14.41	0.41	1.07	1.48	(0.51)	–	(0.51)
11/30/2018	15.14	0.48	(0.64)	(0.16)	(0.57)	–	(0.57)
11/30/2017	15.03	0.42	0.30	0.72	(0.51)	(0.10)	(0.61)
12/2/2015 to 11/30/2016(c)	15.00	0.45	0.13	0.58	(0.55)	–	(0.55)
Class F3
11/30/2019	14.42	0.47	1.04	1.51	(0.53)	–	(0.53)
11/30/2018	15.15	0.52	(0.65)	(0.13)	(0.60)	–	(0.60)
4/4/2017 to 11/30/2017(f)	15.08	0.30	0.12	0.42	(0.35)	–	(0.35)
Class I
11/30/2019	14.41	0.40	1.11	1.51	(0.53)	–	(0.53)
11/30/2018	15.14	0.50	(0.64)	(0.14)	(0.59)	–	(0.59)
11/30/2017	15.03	0.43	0.30	0.73	(0.52)	(0.10)	(0.62)
12/2/2015 to 11/30/2016(c)	15.00	0.46	0.14	0.60	(0.57)	–	(0.57)
Class R2
11/30/2019	14.41	0.37	1.05	1.42	(0.44)	–	(0.44)
11/30/2018	15.14	0.41	(0.64)	(0.23)	(0.50)	–	(0.50)
11/30/2017	15.03	0.34	0.30	0.64	(0.43)	(0.10)	(0.53)
12/2/2015 to 11/30/2016(c)	15.00	0.37	0.14	0.51	(0.48)	–	(0.48)
Class R3
11/30/2019	14.41	0.37	1.07	1.44	(0.46)	–	(0.46)
11/30/2018	15.13	0.43	(0.64)	(0.21)	(0.51)	–	(0.51)
11/30/2017	15.03	0.36	0.29	0.65	(0.45)	(0.10)	(0.55)
12/2/2015 to 11/30/2016(c)	15.00	0.39	0.13	0.52	(0.49)	–	(0.49)
Class R4
11/30/2019	14.41	0.43	1.04	1.47	(0.49)	–	(0.49)
11/30/2018	15.14	0.46	(0.64)	(0.18)	(0.55)	–	(0.55)
11/30/2017	15.03	0.40	0.29	0.69	(0.48)	(0.10)	(0.58)
12/2/2015 to 11/30/2016(c)	15.00	0.42	0.14	0.56	(0.53)	–	(0.53)

452	See Notes to Financial Statements.

			Ratios to Average Net Assets:						Supplemental Data:
Net asset value, end of period	Total return(b) (%)		Total expenses after waivers and/or reimburse- ments (%)		Total expenses (%)		Net invest- ment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$ 15.39	10.39		0.68		1.12		2.74		$24,429	598
14.41	(1.16)		0.68		2.45		3.18		6,283	468
15.14	4.73		0.68		2.68		2.66		6,390	396
15.03	3.81	(d)	0.68	(e)	2.25	(e)	2.88	(e)	5,366	390

15.39	9.63		1.32		1.70		2.03		3,992	598
14.42	(1.83)		1.36		3.12		2.51		603	468
15.15	3.98		1.40		3.41		1.95		613	396
15.04	3.09	(d)	1.46	(e)	3.08	(e)	2.07	(e)	259	390

15.38	10.41		0.58		0.89		2.71		157,901	598
14.41	(1.07)		0.58		2.35		3.28		5,774	468
15.14	4.83		0.58		2.58		2.76		6,010	396
15.03	3.92	(d)	0.58	(e)	2.15	(e)	2.97	(e)	5,119	390

15.40	10.63		0.46		0.98		3.11		11	598
14.42	(0.83)		0.43		2.12		3.46		10	468
15.15	2.71	(d)	0.39	(e)	2.66	(e)	3.01	(e)	10	396

15.39	10.61		0.47		0.70		2.62		13,782	598
14.41	(0.95)		0.47		2.25		3.40		108	468
15.14	4.94		0.48		2.48		2.86		109	396
15.03	4.02	(d)	0.48	(e)	2.05	(e)	3.08	(e)	104	390

15.39	9.97		1.08		1.67		2.49		29	598
14.41	(1.56)		1.08		2.86		2.77		27	468
15.14	4.31		1.08		3.07		2.24		27	396
15.03	3.41	(d)	1.08	(e)	2.64	(e)	2.47	(e)	26	390

15.39	10.09		0.95		1.47		2.43		188	598
14.41	(1.45)		0.97		2.75		2.88		27	468
15.13	4.42		0.98		2.97		2.35		27	396
15.03	3.51	(d)	0.97	(e)	2.53	(e)	2.57	(e)	26	390

15.39	10.35		0.73		1.31		2.84		30	598
14.41	(1.21)		0.72		2.50		3.13		27	468
15.14	4.68		0.74		2.73		2.58		27	396
15.03	3.76	(d)	0.73	(e)	2.29	(e)	2.81	(e)	26	390

See Notes to Financial Statements.	453

Financial Highlights (continued)

CORE PLUS BOND FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R5
11/30/2019	$14.41	$0.47	$ 1.04	$ 1.51	$(0.53)	$ –	$(0.53)
11/30/2018	15.14	0.50	(0.64)	(0.14)	(0.59)	–	(0.59)
11/30/2017	15.03	0.43	0.30	0.73	(0.52)	(0.10)	(0.62)
12/2/2015 to 11/30/2016(c)	15.00	0.46	0.14	0.60	(0.57)	–	(0.57)
Class R6
11/30/2019	14.41	0.47	1.04	1.51	(0.53)	–	(0.53)
11/30/2018	15.14	0.50	(0.64)	(0.14)	(0.59)	–	(0.59)
11/30/2017	15.03	0.45	0.30	0.75	(0.54)	(0.10)	(0.64)
12/2/2015 to 11/30/2016(c)	15.00	0.48	0.14	0.62	(0.59)	–	(0.59)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commenced on December 2, 2015.
(d)	Not annualized.
(e)	Annualized.
(f)	Commenced on April 4, 2017.

454	See Notes to Financial Statements.

			Ratios to Average Net Assets:						Supplemental Data:
Net asset value, end of period	Total return(b) (%)		Total expenses after waivers and/or reimburse- ments (%)		Total expenses (%)		Net invest- ment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$15.39	10.63		0.48		1.06		3.10		$30	598
14.41	(0.97)		0.47		2.25		3.38		27	468
15.14	4.94		0.48		2.48		2.84		27	396
15.03	4.01	(d)	0.49	(e)	2.05	(e)	3.06	(e)	26	390

15.39	10.65		0.46		1.00		3.11		30	598
14.41	(0.93)		0.44		2.24		3.42		27	468
15.14	5.05		0.37		2.47		2.95		27	396
15.03	4.17	(d)	0.33	(e)	1.96	(e)	3.22	(e)	26	390

See Notes to Financial Statements.	455

Financial Highlights (continued)

CORPORATE BOND FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
11/30/2019	$9.32	$0.31	$0.99	$1.30	$(0.39)	$–	$(0.39)
11/30/2018	10.06	0.31	(0.64)	(0.33)	(0.40)	(0.01)	(0.41)
4/19/2017 to 11/30/2017(c)	10.00	0.17	0.13	0.30	(0.24)	–	(0.24)
Class C
11/30/2019	9.32	0.24	0.99	1.23	(0.32)	–	(0.32)
11/30/2018	10.06	0.23	(0.63)	(0.40)	(0.33)	(0.01)	(0.34)
4/19/2017 to 11/30/2017(c)	10.00	0.13	0.12	0.25	(0.19)	–	(0.19)
Class F
11/30/2019	9.34	0.32	0.99	1.31	(0.40)	–	(0.40)
11/30/2018	10.08	0.31	(0.63)	(0.32)	(0.41)	(0.01)	(0.42)
4/19/2017 to 11/30/2017(c)	10.00	0.18	0.14	0.32	(0.24)	–	(0.24)
Class F3
11/30/2019	9.32	0.34	0.98	1.32	(0.41)	–	(0.41)
11/30/2018	10.06	0.34	(0.64)	(0.30)	(0.43)	(0.01)	(0.44)
4/19/2017 to 11/30/2017(c)	10.00	0.19	0.13	0.32	(0.26)	–	(0.26)
Class I
11/30/2019	9.32	0.33	0.98	1.31	(0.40)	–	(0.40)
11/30/2018	10.06	0.32	(0.63)	(0.31)	(0.42)	(0.01)	(0.43)
4/19/2017 to 11/30/2017(c)	10.00	0.19	0.12	0.31	(0.25)	–	(0.25)
Class R2
11/30/2019	9.32	0.27	0.99	1.26	(0.35)	–	(0.35)
11/30/2018	10.06	0.27	(0.64)	(0.37)	(0.36)	(0.01)	(0.37)
4/19/2017 to 11/30/2017(c)	10.00	0.15	0.12	0.27	(0.21)	–	(0.21)
Class R3
11/30/2019	9.32	0.28	0.99	1.27	(0.36)	–	(0.36)
11/30/2018	10.06	0.28	(0.64)	(0.36)	(0.37)	(0.01)	(0.38)
4/19/2017 to 11/30/2017(c)	10.00	0.15	0.13	0.28	(0.22)	–	(0.22)
Class R4
11/30/2019	9.32	0.30	0.99	1.29	(0.38)	–	(0.38)
11/30/2018	10.06	0.30	(0.63)	(0.33)	(0.40)	(0.01)	(0.41)
4/19/2017 to 11/30/2017(c)	10.00	0.17	0.13	0.30	(0.24)	–	(0.24)

456	See Notes to Financial Statements.

			Ratios to Average Net Assets:						Supplemental Data:
Net asset value, end of period	Total return(b) (%)		Total expenses after waivers and/or reimburse- ments (%)		Total expenses (%)		Net invest- ment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$10.23	14.12		0.68		4.25		3.12		$769	54
9.32	(3.36)		0.68		4.54		3.17		368	109
10.06	3.01	(d)	0.68	(e)	3.99	(e)	2.80	(e)	311	88

10.23	13.38		1.33		4.78		2.43		597	54
9.32	(4.07)		1.43		5.17		2.39		71	109
10.06	2.52	(d)	1.48	(e)	4.75	(e)	2.02	(e)	102	88

10.25	14.20		0.58		4.20		3.22		2,764	54
9.34	(3.26)		0.58		4.20		3.21		1,501	109
10.08	3.27	(d)	0.58	(e)	3.82	(e)	2.89	(e)	2,614	88

10.23	14.42		0.41		4.15		3.42		1,718	54
9.32	(3.07)		0.37		4.28		3.46		1,501	109
10.06	3.20	(d)	0.38	(e)	3.67	(e)	3.10	(e)	1,548	88

10.23	14.34		0.48		4.17		3.35		171	54
9.32	(3.19)		0.48		4.16		3.30		144	109
10.06	3.13	(d)	0.48	(e)	3.78	(e)	3.00	(e)	52	88

10.23	13.66		1.08		4.78		2.74		28	54
9.32	(3.75)		1.08		4.92		2.76		25	109
10.06	2.76	(d)	1.08	(e)	4.38	(e)	2.40	(e)	26	88

10.23	13.77		0.98		4.68		2.85		54	54
9.32	(3.65)		0.98		4.87		2.87		47	109
10.06	2.82	(d)	0.97	(e)	4.20	(e)	2.49	(e)	39	88

10.23	14.06		0.73		4.42		3.09		28	54
9.32	(3.41)		0.73		4.56		3.11		25	109
10.06	2.98	(d)	0.73	(e)	4.00	(e)	2.74	(e)	26	88

See Notes to Financial Statements.	457

Financial Highlights (continued)

CORPORATE BOND FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R5
11/30/2019	$9.32	$0.33	$0.99	$1.32	$(0.40)	$–	$(0.40)
11/30/2018	10.06	0.33	(0.64)	(0.31)	(0.42)	(0.01)	(0.43)
4/19/2017 to 11/30/2017(c)	10.00	0.19	0.12	0.31	(0.25)	–	(0.25)
Class R6
11/30/2019	9.32	0.34	0.98	1.32	(0.41)	–	(0.41)
11/30/2018	10.06	0.34	(0.64)	(0.30)	(0.43)	(0.01)	(0.44)
4/19/2017 to 11/30/2017(c)	10.00	0.19	0.13	0.32	(0.26)	–	(0.26)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commenced on April 19, 2017.
(d)	Not annualized.
(e)	Annualized.

458	See Notes to Financial Statements.

			Ratios to Average Net Assets:						Supplemental Data:
Net asset value, end of period	Total return(b) (%)		Total expenses after waivers and/or reimburse- ments (%)		Total expenses (%)		Net invest- ment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$10.24	14.45		0.48		4.17		3.34		$29	54
9.32	(3.17)		0.48		4.32		3.36		25	109
10.06	3.14	(d)	0.48	(e)	3.79	(e)	2.99	(e)	26	88

10.23	14.42		0.41		4.15		3.42		1,718	54
9.32	(3.07)		0.37		4.28		3.46		1,501	109
10.06	3.20	(d)	0.38	(e)	3.67	(e)	3.10	(e)	1,548	88

See Notes to Financial Statements.	459

Financial Highlights (continued)

FLOATING RATE FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net asset value, end of period
Class A
11/30/2019	$8.97	$0.49	$(0.24)	$ 0.25	$(0.49)	$8.73
11/30/2018	9.18	0.46	(0.21)	0.25	(0.46)	8.97
11/30/2017	9.17	0.41	0.01	0.42	(0.41)	9.18
11/30/2016	8.89	0.41	0.28	0.69	(0.41)	9.17
11/30/2015	9.30	0.40	(0.41)	(0.01)	(0.40)	8.89
Class C
11/30/2019	8.98	0.44	(0.24)	0.20	(0.44)	8.74
11/30/2018	9.18	0.40	(0.20)	0.20	(0.40)	8.98
11/30/2017	9.17	0.35	0.01	0.36	(0.35)	9.18
11/30/2016	8.89	0.35	0.28	0.63	(0.35)	9.17
11/30/2015	9.31	0.34	(0.42)	(0.08)	(0.34)	8.89
Class F
11/30/2019	8.96	0.50	(0.24)	0.26	(0.50)	8.72
11/30/2018	9.17	0.47	(0.21)	0.26	(0.47)	8.96
11/30/2017	9.16	0.42	0.01	0.43	(0.42)	9.17
11/30/2016	8.88	0.42	0.28	0.70	(0.42)	9.16
11/30/2015	9.29	0.41	(0.41)	–	(0.41)	8.88
Class F3
11/30/2019	8.98	0.52	(0.23)	0.29	(0.52)	8.75
11/30/2018	9.19	0.49	(0.22)	0.27	(0.48)	8.98
4/4/2017 to 11/30/2017(c)	9.23	0.28	(0.04)	0.24	(0.28)	9.19
Class I
11/30/2019	8.97	0.51	(0.23)	0.28	(0.51)	8.74
11/30/2018	9.18	0.48	(0.21)	0.27	(0.48)	8.97
11/30/2017	9.17	0.42	0.02	0.44	(0.43)	9.18
11/30/2016	8.89	0.43	0.28	0.71	(0.43)	9.17
11/30/2015	9.31	0.42	(0.42)	–	(0.42)	8.89
Class R2
11/30/2019	8.98	0.46	(0.24)	0.22	(0.46)	8.74
11/30/2018	9.19	0.43	(0.22)	0.21	(0.42)	8.98
11/30/2017	9.18	0.37	0.01	0.38	(0.37)	9.19
11/30/2016	8.90	0.37	0.28	0.65	(0.37)	9.18
11/30/2015	9.31	0.36	(0.41)	(0.05)	(0.36)	8.90

460	See Notes to Financial Statements.

	Ratios to Average Net Assets:				Supplemental Data:

Total return(b) (%)	Total expenses (%)		Net invest- ment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

2.90	0.81		5.56		$2,462,684	58
2.74	0.79		5.05		3,653,385	68
4.65	0.79		4.43		3,530,233	81
7.95	0.80		4.56		3,003,142	78
(0.14)	0.80		4.35		2,365,305	77

2.37	1.45		4.93		1,141,085	58
2.10	1.43		4.42		1,627,126	68
3.98	1.44		3.80		1,587,964	81
7.29	1.43		3.95		1,547,969	78
(0.88)	1.44		3.72		1,479,103	77

3.00	0.71		5.65		4,007,181	58
2.84	0.69		5.17		6,725,819	68
4.75	0.69		4.52		4,877,793	81
8.06	0.70		4.64		3,564,772	78
(0.05)	0.70		4.45		2,073,567	77

3.17	0.54		5.83		147,359	58
3.00	0.53		5.29		277,822	68
2.67 (d)	0.54	(e)	4.68	(e)	203,910	81

3.22	0.61		5.75		1,475,395	58
2.94	0.59		5.27		2,462,923	68
4.85	0.60		4.61		1,744,687	81
8.16	0.60		4.75		605,018	78
(0.05)	0.60		4.54		366,250	77

2.50	1.21		5.16		1,471	58
2.35	1.19		4.68		1,579	68
4.24	1.20		4.04		1,254	81
7.53	1.20		4.16		751	78
(0.53)	1.20		3.95		452	77

See Notes to Financial Statements.	461

Financial Highlights (continued)

FLOATING RATE FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net asset value, end of period
Class R3
11/30/2019	$8.97	$0.47	$(0.23)	$ 0.24	$(0.47)	$8.74
11/30/2018	9.18	0.44	(0.22)	0.22	(0.43)	8.97
11/30/2017	9.17	0.38	0.01	0.39	(0.38)	9.18
11/30/2016	8.89	0.38	0.28	0.66	(0.38)	9.17
11/30/2015	9.31	0.37	(0.42)	(0.05)	(0.37)	8.89
Class R4
11/30/2019	8.97	0.49	(0.24)	0.25	(0.49)	8.73
11/30/2018	9.18	0.47	(0.22)	0.25	(0.46)	8.97
11/30/2017	9.17	0.40	0.01	0.41	(0.40)	9.18
11/30/2016	8.89	0.41	0.28	0.69	(0.41)	9.17
6/30/2015 to 11/30/2015(f)	9.21	0.17	(0.32)	(0.15)	(0.17)	8.89
Class R5
11/30/2019	8.98	0.51	(0.23)	0.28	(0.51)	8.75
11/30/2018	9.19	0.51	(0.24)	0.27	(0.48)	8.98
11/30/2017	9.18	0.43	0.01	0.44	(0.43)	9.19
11/30/2016	8.90	0.43	0.28	0.71	(0.43)	9.18
6/30/2015 to 11/30/2015(f)	9.22	0.18	(0.32)	(0.14)	(0.18)	8.90
Class R6
11/30/2019	8.98	0.51	(0.23)	0.28	(0.52)	8.74
11/30/2018	9.19	0.49	(0.22)	0.27	(0.48)	8.98
11/30/2017	9.18	0.43	0.01	0.44	(0.43)	9.19
11/30/2016	8.90	0.44	0.27	0.71	(0.43)	9.18
6/30/2015 to 11/30/2015(f)	9.22	0.17	(0.31)	(0.14)	(0.18)	8.90

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commenced on April 4, 2017.
(d)	Not annualized.
(e)	Annualized.
(f)	Commenced on June 30, 2015.

462	See Notes to Financial Statements.

		Ratios to Average Net Assets:				Supplemental Data:

Total return(b) (%)		Total expenses (%)		Net invest- ment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

2.71		1.12		5.26		$52,957	58
2.45		1.09		4.78		52,978	68
4.35		1.10		4.15		43,115	81
7.64		1.10		4.28		34,215	78
(0.54)		1.10		4.06		26,232	77

2.85		0.86		5.54		5,240	58
2.70		0.85		5.16		21,747	68
4.60		0.84		4.37		5,134	81
7.90		0.85		4.45		2,302	78
(1.69	)(d)	0.81	(e)	4.36	(e)	10	77

3.23		0.62		5.79		6,661	58
2.96		0.60		5.62		44,385	68
4.87		0.60		4.65		2,542	81
8.18		0.60		4.77		303	78
(1.57	)(d)	0.56	(e)	4.62	(e)	10	77

3.16		0.55		5.77		109,741	58
3.01		0.53		5.35		63,275	68
4.93		0.54		4.70		36,295	81
8.24		0.54		4.84		12,047	78
(1.56	)(d)	0.56	(e)	4.61	(e)	8,144	77

See Notes to Financial Statements.	463

Financial Highlights (continued)

HIGH YIELD FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
11/30/2019	$7.13	$0.40	$ 0.25	$ 0.65	$(0.41)	$ –	$(0.41)
11/30/2018	7.71	0.41	(0.56)	(0.15)	(0.43)	–	(0.43)
11/30/2017	7.41	0.42	0.32	0.74	(0.44)	–	(0.44)
11/30/2016	7.10	0.42	0.33	0.75	(0.44)	–	(0.44)
11/30/2015	7.79	0.39	(0.49)	(0.10)	(0.42)	(0.17)	(0.59)
Class C
11/30/2019	7.09	0.35	0.26	0.61	(0.37)	–	(0.37)
11/30/2018	7.67	0.36	(0.56)	(0.20)	(0.38)	–	(0.38)
11/30/2017	7.38	0.37	0.30	0.67	(0.38)	–	(0.38)
11/30/2016	7.07	0.37	0.33	0.70	(0.39)	–	(0.39)
11/30/2015	7.75	0.34	(0.48)	(0.14)	(0.37)	(0.17)	(0.54)
Class F
11/30/2019	7.12	0.40	0.26	0.66	(0.42)	–	(0.42)
11/30/2018	7.70	0.42	(0.56)	(0.14)	(0.44)	–	(0.44)
11/30/2017	7.41	0.42	0.31	0.73	(0.44)	–	(0.44)
11/30/2016	7.09	0.43	0.33	0.76	(0.44)	–	(0.44)
11/30/2015	7.78	0.40	(0.49)	(0.09)	(0.43)	(0.17)	(0.60)
Class F3
11/30/2019	7.16	0.42	0.27	0.69	(0.44)	–	(0.44)
11/30/2018	7.75	0.43	(0.56)	(0.13)	(0.46)	–	(0.46)
4/4/2017 to 11/30/2017(c)	7.65	0.28	0.12	0.40	(0.30)	–	(0.30)
Class I
11/30/2019	7.16	0.41	0.26	0.67	(0.43)	–	(0.43)
11/30/2018	7.74	0.43	(0.56)	(0.13)	(0.45)	–	(0.45)
11/30/2017	7.45	0.44	0.30	0.74	(0.45)	–	(0.45)
11/30/2016	7.13	0.44	0.33	0.77	(0.45)	–	(0.45)
11/30/2015	7.82	0.41	(0.49)	(0.08)	(0.44)	(0.17)	(0.61)
Class P
11/30/2019	7.23	0.39	0.26	0.65	(0.40)	–	(0.40)
11/30/2018	7.82	0.40	(0.57)	(0.17)	(0.42)	–	(0.42)
11/30/2017	7.52	0.40	0.32	0.72	(0.42)	–	(0.42)
11/30/2016	7.20	0.41	0.34	0.75	(0.43)	–	(0.43)
11/30/2015	7.89	0.38	(0.49)	(0.11)	(0.41)	(0.17)	(0.58)

464	See Notes to Financial Statements.

		Ratios to Average Net Assets:						Supplemental Data:
Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reimburse- ments (%)		Total expenses (%)		Net invest- ment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$7.37	9.37	0.91		0.91		5.42		$1,218,731	86
7.13	(2.03)	0.90		0.90		5.48		1,126,386	107
7.71	10.13	0.89		0.89		5.48		1,576,504	93
7.41	10.93	0.92		0.92		5.88		1,580,591	104
7.10	(1.38)	0.93		0.93		5.24		1,156,411	93

7.33	8.72	1.53		1.53		4.81		376,682	86
7.09	(2.70)	1.55		1.55		4.84		410,469	107
7.67	9.28	1.57		1.57		4.81		515,964	93
7.38	10.24	1.57		1.57		5.25		463,517	104
7.07	(1.91)	1.59		1.59		4.62		335,484	93

7.36	9.48	0.81		0.81		5.52		2,144,680	86
7.12	(1.95)	0.80		0.80		5.58		2,082,549	107
7.70	10.09	0.79		0.79		5.54		2,011,192	93
7.41	11.19	0.81		0.81		5.96		1,571,281	104
7.09	(1.29)	0.84		0.84		5.33		734,257	93

7.41	9.82	0.62		0.62		5.72		555,795	86
7.16	(1.85)	0.60		0.60		5.77		507,646	107
7.75	5.28 (d)	0.62	(e)	0.62	(e)	5.45	(e)	449,538	93

7.40	9.57	0.71		0.71		5.61		1,610,253	86
7.16	(1.82)	0.70		0.70		5.66		1,412,203	107
7.74	10.19	0.69		0.69		5.70		1,725,003	93
7.45	11.29	0.72		0.72		6.11		1,707,793	104
7.13	(1.14)	0.74		0.74		5.47		1,909,422	93

7.48	9.20	1.15		1.15		5.36		51	86
7.23	(2.29)	1.15		1.15		5.24		333	107
7.82	9.81	1.15		1.15		5.16		478	93
7.52	10.76	1.17		1.17		5.71		47	104
7.20	(1.52)	1.18		1.18		5.01		275	93

See Notes to Financial Statements.	465

Financial Highlights (continued)

HIGH YIELD FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R2
11/30/2019	$7.17	$0.37	$ 0.26	$ 0.63	$(0.39)	$ –	$(0.39)
11/30/2018	7.76	0.38	(0.57)	(0.19)	(0.40)	–	(0.40)
11/30/2017	7.46	0.39	0.32	0.71	(0.41)	–	(0.41)
11/30/2016	7.15	0.40	0.32	0.72	(0.41)	–	(0.41)
11/30/2015	7.83	0.37	(0.49)	(0.12)	(0.39)	(0.17)	(0.56)
Class R3
11/30/2019	7.17	0.38	0.25	0.63	(0.39)	–	(0.39)
11/30/2018	7.75	0.39	(0.56)	(0.17)	(0.41)	–	(0.41)
11/30/2017	7.46	0.40	0.31	0.71	(0.42)	–	(0.42)
11/30/2016	7.14	0.41	0.33	0.74	(0.42)	–	(0.42)
11/30/2015	7.83	0.37	(0.49)	(0.12)	(0.40)	(0.17)	(0.57)
Class R4
11/30/2019	7.12	0.39	0.27	0.66	(0.41)	–	(0.41)
11/30/2018	7.71	0.41	(0.57)	(0.16)	(0.43)	–	(0.43)
11/30/2017	7.41	0.41	0.32	0.73	(0.43)	–	(0.43)
11/30/2016	7.10	0.43	0.32	0.75	(0.44)	–	(0.44)
6/30/2015 to 11/30/2015(f)	7.54	0.16	(0.43)	(0.27)	(0.17)	–	(0.17)
Class R5
11/30/2019	7.15	0.41	0.27	0.68	(0.43)	–	(0.43)
11/30/2018	7.74	0.43	(0.57)	(0.14)	(0.45)	–	(0.45)
11/30/2017	7.44	0.43	0.32	0.75	(0.45)	–	(0.45)
11/30/2016	7.13	0.45	0.32	0.77	(0.46)	–	(0.46)
6/30/2015 to 11/30/2015(f)	7.57	0.17	(0.43)	(0.26)	(0.18)	–	(0.18)
Class R6
11/30/2019	7.16	0.42	0.27	0.69	(0.44)	–	(0.44)
11/30/2018	7.75	0.43	(0.56)	(0.13)	(0.46)	–	(0.46)
11/30/2017	7.45	0.44	0.32	0.76	(0.46)	–	(0.46)
11/30/2016	7.13	0.45	0.33	0.78	(0.46)	–	(0.46)
6/30/2015 to 11/30/2015(f)	7.57	0.18	(0.44)	(0.26)	(0.18)	–	(0.18)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commenced on April 4, 2017.
(d)	Not annualized.
(e)	Annualized.
(f)	Commenced on June 30, 2015.

466	See Notes to Financial Statements.

			Ratios to Average Net Assets:						Supplemental Data:
Net asset value, end of period	Total return(b) (%)		Total expenses after waivers and/or reimburse- ments (%)		Total expenses (%)		Net invest- ment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$7.41	8.93		1.30		1.30		5.05		$11,284	86
7.17	(2.50)		1.29		1.29		5.10		14,435	107
7.76	9.68		1.29		1.29		5.09		14,837	93
7.46	10.49		1.32		1.32		5.53		11,145	104
7.15	(1.58)		1.34		1.34		4.88		5,170	93

7.41	9.03		1.21		1.21		5.14		117,517	86
7.17	(2.28)		1.20		1.20		5.20		107,532	107
7.75	9.64		1.19		1.19		5.18		91,021	93
7.46	10.75		1.22		1.22		5.64		71,552	104
7.14	(1.62)		1.24		1.24		4.98		45,822	93

7.37	9.48		0.96		0.96		5.38		109,351	86
7.12	(2.21)		0.95		0.95		5.45		91,526	107
7.71	10.09		0.95		0.95		5.38		67,741	93
7.41	10.91		0.97		0.97		5.87		20,934	104
7.10	(3.58	)(d)	1.01	(e)	1.04	(e)	5.31	(e)	328	93

7.40	9.73		0.71		0.71		5.64		289,988	86
7.15	(1.94)		0.70		0.70		5.70		266,231	107
7.74	10.34		0.71		0.71		5.56		264,638	93
7.44	11.16		0.72		0.72		6.11		11,010	104
7.13	(3.46	)(d)	0.75	(e)	0.75	(e)	5.50	(e)	10	93

7.41	9.82		0.62		0.62		5.71		620,871	86
7.16	(1.84)		0.60		0.61		5.78		451,009	107
7.75	10.42		0.61		0.61		5.67		381,440	93
7.45	11.26		0.62		0.62		6.24		75,756	104
7.13	(3.30	)(d)	0.63	(e)	0.65	(e)	5.83	(e)	14,054	93

See Notes to Financial Statements.	467

Financial Highlights (continued)

INCOME FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
11/30/2019	$2.67	$0.10	$ 0.24	$ 0.34	$(0.11)	$ –	$(0.11)
11/30/2018	2.86	0.10	(0.18)	(0.08)	(0.11)	–	(0.11)
11/30/2017	2.76	0.09	0.11	0.20	(0.10)	–	(0.10)
11/30/2016	2.71	0.10	0.07	0.17	(0.12)	–	(0.12)
11/30/2015	2.92	0.10	(0.17)	(0.07)	(0.13)	(0.01)	(0.14)
Class C
11/30/2019	2.69	0.08	0.25	0.33	(0.10)	–	(0.10)
11/30/2018	2.87	0.08	(0.16)	(0.08)	(0.10)	–	(0.10)
11/30/2017	2.78	0.07	0.10	0.17	(0.08)	–	(0.08)
11/30/2016	2.72	0.08	0.07	0.15	(0.09)	–	(0.09)
11/30/2015	2.93	0.09	(0.18)	(0.09)	(0.11)	(0.01)	(0.12)
Class F
11/30/2019	2.67	0.10	0.26	0.36	(0.12)	–	(0.12)
11/30/2018	2.86	0.10	(0.17)	(0.07)	(0.12)	–	(0.12)
11/30/2017	2.76	0.09	0.11	0.20	(0.10)	–	(0.10)
11/30/2016	2.71	0.10	0.06	0.16	(0.11)	–	(0.11)
11/30/2015	2.92	0.11	(0.18)	(0.07)	(0.13)	(0.01)	(0.14)
Class F3
11/30/2019	2.67	0.11	0.24	0.35	(0.12)	–	(0.12)
11/30/2018	2.86	0.10	(0.17)	(0.07)	(0.12)	–	(0.12)
4/4/2017 to 11/30/2017(c)	2.82	0.06	0.05	0.11	(0.07)	–	(0.07)
Class I
11/30/2019	2.67	0.10	0.26	0.36	(0.12)	–	(0.12)
11/30/2018	2.86	0.10	(0.17)	(0.07)	(0.12)	–	(0.12)
11/30/2017	2.76	0.09	0.12	0.21	(0.11)	–	(0.11)
11/30/2016	2.71	0.10	0.07	0.17	(0.12)	–	(0.12)
11/30/2015	2.92	0.11	(0.18)	(0.07)	(0.13)	(0.01)	(0.14)
Class R2
11/30/2019	2.70	0.09	0.24	0.33	(0.10)	–	(0.10)
11/30/2018	2.88	0.09	(0.17)	(0.08)	(0.10)	–	(0.10)
11/30/2017	2.79	0.08	0.10	0.18	(0.09)	–	(0.09)
11/30/2016	2.73	0.09	0.07	0.16	(0.10)	–	(0.10)
11/30/2015	2.95	0.09	(0.18)	(0.09)	(0.12)	(0.01)	(0.13)

468	See Notes to Financial Statements.

		Ratios to Average Net Assets:						Supplemental Data:
Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reimburse- ments (%)		Total expenses (%)		Net invest- ment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$2.90	13.02	0.77		0.77		3.53		$1,054,889	108
2.67	(2.78)	0.77		0.81		3.46		836,525	117
2.86	7.33	0.78		0.89		3.03		918,917	205
2.76	6.06	0.78		0.90		3.56		907,733	192
2.71	(2.46)	0.78		0.90		3.69		1,017,019	163

2.92	12.26	1.38		1.38		2.93		162,000	108
2.69	(3.00)	1.39		1.43		2.82		166,762	117
2.87	6.28	1.40		1.51		2.42		230,293	205
2.78	5.77	1.41		1.53		2.94		253,848	192
2.72	(3.05)	1.42		1.54		3.06		282,552	163

2.91	13.09	0.67		0.67		3.61		591,492	108
2.67	(2.33)	0.67		0.71		3.55		434,593	117
2.86	7.43	0.68		0.79		3.10		454,740	205
2.76	6.16	0.68		0.80		3.64		413,167	192
2.71	(2.37)	0.68		0.80		3.78		447,867	163

2.90	13.33	0.49		0.49		3.79		586,822	108
2.67	(2.51)	0.47		0.51		3.75		394,646	117
2.86	3.99 (d)	0.46	(e)	0.60	(e)	3.25	(e)	274,355	205

2.91	13.63	0.57		0.57		3.73		184,515	108
2.67	(2.59)	0.57		0.60		3.66		165,736	117
2.86	7.54	0.58		0.69		3.22		166,989	205
2.76	6.27	0.58		0.70		3.75		92,523	192
2.71	(2.27)	0.58		0.70		3.88		107,266	163

2.93	12.47	1.17		1.17		3.17		1,285	108
2.70	(2.76)	1.17		1.21		3.05		1,667	117
2.88	6.49	1.18		1.29		2.64		2,008	205
2.79	5.99	1.19		1.31		3.23		2,202	192
2.73	(3.13)	1.18		1.30		3.30		4,562	163

See Notes to Financial Statements.	469

Financial Highlights (continued)

INCOME FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R3
11/30/2019	$2.68	$0.09	$ 0.24	$ 0.33	$(0.10)	$ –	$(0.10)
11/30/2018	2.87	0.09	(0.18)	(0.09)	(0.10)	–	(0.10)
11/30/2017	2.77	0.08	0.11	0.19	(0.09)	–	(0.09)
11/30/2016	2.72	0.09	0.06	0.15	(0.10)	–	(0.10)
11/30/2015	2.93	0.10	(0.18)	(0.08)	(0.12)	(0.01)	(0.13)
Class R4
11/30/2019	2.67	0.10	0.24	0.34	(0.11)	–	(0.11)
11/30/2018	2.86	0.10	(0.18)	(0.08)	(0.11)	–	(0.11)
11/30/2017	2.77	0.08	0.11	0.19	(0.10)	–	(0.10)
11/30/2016	2.71	0.09	0.08	0.17	(0.11)	–	(0.11)
6/30/2015 to 11/30/2015(f)	2.81	0.04	(0.09)	(0.05)	(0.05)	–	(0.05)
Class R5
11/30/2019	2.68	0.11	0.24	0.35	(0.12)	–	(0.12)
11/30/2018	2.86	0.10	(0.16)	(0.06)	(0.12)	–	(0.12)
11/30/2017	2.76	0.09	0.12	0.21	(0.11)	–	(0.11)
11/30/2016	2.71	0.10	0.07	0.17	(0.12)	–	(0.12)
6/30/2015 to 11/30/2015(f)	2.81	0.05	(0.10)	(0.05)	(0.05)	–	(0.05)
Class R6
11/30/2019	2.67	0.11	0.24	0.35	(0.12)	–	(0.12)
11/30/2018	2.86	0.10	(0.17)	(0.07)	(0.12)	–	(0.12)
11/30/2017	2.76	0.09	0.12	0.21	(0.11)	–	(0.11)
11/30/2016	2.71	0.11	0.06	0.17	(0.12)	–	(0.12)
6/30/2015 to 11/30/2015(f)	2.81	0.05	(0.09)	(0.04)	(0.06)	–	(0.06)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commenced on April 4, 2017.
(d)	Not annualized.
(e)	Annualized.
(f)	Commenced on June 30, 2015.

470	See Notes to Financial Statements.

			Ratios to Average Net Assets:						Supplemental Data:
Net asset value, end of period	Total return(b) (%)		Total expenses after waivers and/or reimburse- ments (%)		Total expenses (%)		Net invest- ment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$2.91	12.65		1.07		1.07		3.24		$55,317	108
2.68	(3.05)		1.07		1.11		3.16		50,016	117
2.87	7.00		1.08		1.19		2.74		53,025	205
2.77	5.73		1.08		1.20		3.27		54,918	192
2.72	(2.73)		1.08		1.20		3.40		60,809	163

2.90	12.97		0.82		0.82		3.46		9,218	108
2.67	(2.83)		0.82		0.85		3.44		5,363	117
2.86	6.89		0.83		0.94		2.98		3,117	205
2.77	6.39		0.83		0.94		3.25		1,459	192
2.71	(1.75	)(d)	0.84	(e)	0.97	(e)	3.72	(e)	10	163

2.91	13.21		0.57		0.57		3.73		6,099	108
2.68	(2.23)		0.58		0.62		3.54		4,048	117
2.86	7.55		0.57		0.70		3.21		15,926	205
2.76	6.28		0.58		0.69		3.51		198	192
2.71	(1.64	)(d)	0.58	(e)	0.71	(e)	3.98	(e)	10	163

2.90	13.34		0.49		0.49		3.81		52,133	108
2.67	(2.50)		0.47		0.51		3.77		33,975	117
2.86	7.66		0.47		0.59		3.31		19,714	205
2.76	6.38		0.47		0.59		3.90		3,457	192
2.71	(1.60	)(d)	0.47	(e)	0.63	(e)	4.14	(e)	5,098	163

See Notes to Financial Statements.	471

Financial Highlights (continued)

INFLATION FOCUSED FUND

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net asset value, end of period
Class A
11/30/2019	$11.55	$0.34	$(0.21)	$ 0.13	$(0.45)	$11.23
11/30/2018	11.88	0.29	(0.17)	0.12	(0.45)	11.55
11/30/2017	12.18	0.24	(0.09)	0.15	(0.45)	11.88
11/30/2016	12.27	0.29	0.14	0.43	(0.52)	12.18
11/30/2015	13.33	0.28	(0.82)	(0.54)	(0.52)	12.27
Class C
11/30/2019	11.57	0.27	(0.21)	0.06	(0.38)	11.25
11/30/2018	11.90	0.22	(0.18)	0.04	(0.37)	11.57
11/30/2017	12.20	0.16	(0.08)	0.08	(0.38)	11.90
11/30/2016	12.29	0.22	0.14	0.36	(0.45)	12.20
11/30/2015	13.35	0.20	(0.82)	(0.62)	(0.44)	12.29
Class F
11/30/2019	11.57	0.35	(0.21)	0.14	(0.47)	11.24
11/30/2018	11.89	0.31	(0.17)	0.14	(0.46)	11.57
11/30/2017	12.19	0.25	(0.09)	0.16	(0.46)	11.89
11/30/2016	12.28	0.30	0.14	0.44	(0.53)	12.19
11/30/2015	13.34	0.29	(0.82)	(0.53)	(0.53)	12.28
Class F3
11/30/2019	11.55	0.37	(0.21)	0.16	(0.48)	11.23
11/30/2018	11.88	0.33	(0.18)	0.15	(0.48)	11.55
4/4/2017 to 11/30/2017(c)	12.17	0.19	(0.15)	0.04	(0.33)	11.88
Class I
11/30/2019	11.56	0.36	(0.20)	0.16	(0.48)	11.24
11/30/2018	11.89	0.32	(0.18)	0.14	(0.47)	11.56
11/30/2017	12.18	0.26	(0.07)	0.19	(0.48)	11.89
11/30/2016	12.27	0.30	0.15	0.45	(0.54)	12.18
11/30/2015	13.33	0.30	(0.82)	(0.52)	(0.54)	12.27
Class R2
11/30/2019	11.55	0.30	(0.22)	0.08	(0.41)	11.22
11/30/2018	11.87	0.24	(0.16)	0.08	(0.40)	11.55
11/30/2017	12.17	0.19	(0.09)	0.10	(0.40)	11.87
11/30/2016	12.26	0.24	0.14	0.38	(0.47)	12.17
11/30/2015	13.32	0.23	(0.82)	(0.59)	(0.47)	12.26

472	See Notes to Financial Statements.

	Ratios to Average Net Assets:						Supplemental Data:
Total return(b) (%)	Total expenses after waivers and/or reim- bursements (%)		Total expenses (%)		Net investment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

1.19	0.69		0.69		2.97		$109,626	43
0.95	0.69		0.69		2.48		171,109	108
1.27	0.75		0.81		1.98		179,371	64
3.69	0.75		0.92		2.41		276,490	79
(4.13)	0.75		0.96		2.19		359,137	62

0.55	1.33		1.33		2.33		28,655	43
0.30	1.34		1.35		1.84		49,435	108
0.63	1.39		1.45		1.32		47,475	64
3.06	1.37		1.54		1.81		45,158	79
(4.71)	1.38		1.59		1.57		63,659	62

1.20	0.59		0.59		3.06		285,297	43
1.14	0.58		0.59		2.60		489,043	108
1.36	0.65		0.70		2.04		328,360	64
3.79	0.65		0.81		2.49		187,277	79
(4.03)	0.65		0.86		2.28		152,173	62

1.46	0.42		0.42		3.24		10,645	43
1.25	0.39		0.43		2.80		22,597	108
0.33 (d)	0.38	(e)	0.53	(e)	2.47	(e)	13,427	64

1.39	0.49		0.49		3.16		631,037	43
1.16	0.48		0.49		2.71		661,340	108
1.47	0.55		0.60		2.17		511,535	64
3.98	0.55		0.69		2.56		349,882	79
(3.94)	0.55		0.77		2.38		144,557	62

0.70	1.08		1.08		2.59		51	43
0.64	1.10		1.11		2.07		201	108
0.87	1.15		1.20		1.55		286	64
3.28	1.15		1.32		2.02		191	79
(4.51)	1.15		1.36		1.79		345	62

See Notes to Financial Statements.	473

Financial Highlights (continued)

INFLATION FOCUSED FUND

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net asset value, end of period
Class R3
11/30/2019	$11.56	$0.30	$(0.21)	$ 0.09	$(0.42)	$11.23
11/30/2018	11.88	0.26	(0.17)	0.09	(0.41)	11.56
11/30/2017	12.18	0.20	(0.08)	0.12	(0.42)	11.88
11/30/2016	12.27	0.25	0.14	0.39	(0.48)	12.18
11/30/2015	13.33	0.24	(0.82)	(0.58)	(0.48)	12.27
Class R4
11/30/2019	11.56	0.33	(0.21)	0.12	(0.45)	11.23
11/30/2018	11.88	0.30	(0.18)	0.12	(0.44)	11.56
11/30/2017	12.18	0.24	(0.09)	0.15	(0.45)	11.88
11/30/2016	12.27	0.27	0.15	0.42	(0.51)	12.18
6/30/2015 to 11/30/2015(f)	12.87	0.11	(0.50)	(0.39)	(0.21)	12.27
Class R5
11/30/2019	11.55	0.36	(0.20)	0.16	(0.48)	11.23
11/30/2018	11.88	0.33	(0.19)	0.14	(0.47)	11.55
11/30/2017	12.18	0.26	(0.08)	0.18	(0.48)	11.88
11/30/2016	12.27	0.31	0.14	0.45	(0.54)	12.18
6/30/2015 to 11/30/2015(f)	12.87	0.12	(0.50)	(0.38)	(0.22)	12.27
Class R6
11/30/2019	11.56	0.37	(0.21)	0.16	(0.49)	11.23
11/30/2018	11.88	0.33	(0.17)	0.16	(0.48)	11.56
11/30/2017	12.18	0.28	(0.08)	0.20	(0.50)	11.88
11/30/2016	12.27	0.33	0.14	0.47	(0.56)	12.18
6/30/2015 to 11/30/2015(f)	12.87	0.13	(0.50)	(0.37)	(0.23)	12.27

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commenced on April 4, 2017.
(d)	Not annualized.
(e)	Annualized.
(f)	Commenced on June 30, 2015.

474	See Notes to Financial Statements.

		Ratios to Average Net Assets:						Supplemental Data:
Total return(b) (%)		Total expenses after waivers and/or reim- bursements (%)		Total expenses (%)		Net investment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

0.80		0.99		0.99		2.66		$104	43
0.74		0.99		1.00		2.17		111	108
0.97		1.05		1.11		1.65		175	64
3.39		1.05		1.21		2.13		283	79
(4.41)		1.05		1.26		1.90		278	62

1.05		0.74		0.74		2.91		3,174	43
1.00		0.73		0.73		2.52		2,006	108
1.22		0.80		0.84		2.05		735	64
3.63		0.78		0.91		2.23		110	79
(3.02	)(d)	0.81	(e)	1.06	(e)	2.11	(e)	10	62

1.39		0.49		0.49		3.17		334	43
1.17		0.47		0.48		2.83		144	108
1.48		0.55		0.59		2.19		33	64
3.89		0.55		0.68		2.59		10	79
(2.92	)(d)	0.55	(e)	0.81	(e)	2.38	(e)	10	62

1.37		0.42		0.42		3.25		35,167	43
1.34		0.39		0.43		2.81		54,549	108
1.67		0.37		0.52		2.37		33,747	64
4.09		0.37		0.52		2.78		10	79
(2.87	)(d)	0.43	(e)	0.55	(e)	2.50	(e)	10	62

See Notes to Financial Statements.	475

Financial Highlights (continued)

SHORT DURATION CORE BOND FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:

	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net invest- ment income
Class A
11/30/2019	$ 9.72	$0.24	$ 0.23	$0.47	$(0.30)
11/30/2018	9.92	0.22	(0.12)	0.10	(0.30)
4/19/2017 to 11/30/2017(c)	10.00	0.09	(0.02)	0.07	(0.15)
Class C
11/30/2019	9.72	0.17	0.23	0.40	(0.23)
11/30/2018	9.92	0.14	(0.11)	0.03	(0.23)
4/19/2017 to 11/30/2017(c)	10.00	0.04	(0.02)	0.02	(0.10)
Class F
11/30/2019	9.72	0.24	0.24	0.48	(0.31)
11/30/2018	9.92	0.23	(0.12)	0.11	(0.31)
4/19/2017 to 11/30/2017(c)	10.00	0.09	(0.01)	0.08	(0.16)
Class F3
11/30/2019	9.72	0.27	0.22	0.49	(0.32)
11/30/2018	9.92	0.24	(0.11)	0.13	(0.33)
4/19/2017 to 11/30/2017(c)	10.00	0.11	(0.02)	0.09	(0.17)
Class I
11/30/2019	9.71	0.24	0.26	0.50	(0.32)
11/30/2018	9.92	0.24	(0.13)	0.11	(0.32)
4/19/2017 to 11/30/2017(c)	10.00	0.10	(0.02)	0.08	(0.16)
Class R2
11/30/2019	9.72	0.20	0.23	0.43	(0.26)
11/30/2018	9.92	0.18	(0.12)	0.06	(0.26)
4/19/2017 to 11/30/2017(c)	10.00	0.06	(0.01)	0.05	(0.13)
Class R3
11/30/2019	9.72	0.21	0.23	0.44	(0.27)
11/30/2018	9.92	0.19	(0.12)	0.07	(0.27)
4/19/2017 to 11/30/2017(c)	10.00	0.07	(0.02)	0.05	(0.13)
Class R4
11/30/2019	9.72	0.24	0.22	0.46	(0.29)
11/30/2018	9.92	0.21	(0.11)	0.10	(0.30)
4/19/2017 to 11/30/2017(c)	10.00	0.08	(0.01)	0.07	(0.15)

476	See Notes to Financial Statements.

			Ratios to Average Net Assets:						Supplemental Data:

Net asset value, end of period	Total return(b) (%)		Total expenses after waivers and/or reimburse- ments (%)		Total expenses (%)		Net investment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$9.89	4.87		0.60		1.81		2.47		$8,032	136
9.72	1.04		0.60		3.11		2.21		3,844	177
9.92	0.70	(d)	0.60	(e)	3.42	(e)	1.43	(e)	1,775	216

9.89	4.15		1.29		2.54		1.77		2,238	136
9.72	0.27		1.39		3.88		1.42		1,083	177
9.92	0.22	(d)	1.37	(e)	4.11	(e)	0.70	(e)	806	216

9.89	4.97		0.50		1.46		2.40		29,007	136
9.72	1.14		0.50		3.00		2.32		4,212	177
9.92	0.77	(d)	0.50	(e)	3.37	(e)	1.52	(e)	1,894	216

9.89	5.13		0.36		1.64		2.72		1,612	136
9.72	1.34		0.32		2.87		2.47		1,533	177
9.92	0.89	(d)	0.30	(e)	3.25	(e)	1.71	(e)	1,513	216

9.89	5.18		0.40		1.35		2.49		1,821	136
9.71	1.14		0.40		2.88		2.42		127	177
9.92	0.83	(d)	0.40	(e)	3.35	(e)	1.61	(e)	50	216

9.89	4.46		1.00		2.29		2.07		26	136
9.72	0.65		1.00		3.47		1.79		25	177
9.92	0.47	(d)	1.00	(e)	3.94	(e)	1.00	(e)	25	216

9.89	4.56		0.90		2.14		2.17		76	136
9.72	0.75		0.90		3.42		1.92		49	177
9.92	0.53	(d)	0.90	(e)	3.84	(e)	1.09	(e)	25	216

9.89	4.82		0.65		1.95		2.42		27	136
9.72	1.00		0.65		3.13		2.14		25	177
9.92	0.68	(d)	0.65	(e)	3.56	(e)	1.35	(e)	25	216

See Notes to Financial Statements.	477

Financial Highlights (continued)

SHORT DURATION CORE BOND FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:

	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net invest- ment income
Class R5
11/30/2019	$ 9.72	$0.26	$ 0.23	$0.49	$(0.32)
11/30/2018	9.92	0.23	(0.11)	0.12	(0.32)
4/19/2017 to 11/30/2017(c)	10.00	0.10	(0.02)	0.08	(0.16)
Class R6
11/30/2019	9.72	0.27	0.22	0.49	(0.32)
11/30/2018	9.92	0.24	(0.11)	0.13	(0.33)
4/19/2017 to 11/30/2017(c)	10.00	0.11	(0.02)	0.09	(0.17)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commenced on April 19, 2017.
(d)	Not annualized.
(e)	Annualized.

478	See Notes to Financial Statements.

			Ratios to Average Net Assets:						Supplemental Data:

Net asset value, end of period	Total return(b) (%)		Total expenses after waivers and/or reimburse- ments (%)		Total expenses (%)		Net investment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$9.89	5.08		0.40		1.69		2.67		$27	136
9.72	1.25		0.40		2.88		2.39		26	177
9.92	0.83	(d)	0.40	(e)	3.34	(e)	1.60	(e)	25	216

9.89	5.13		0.36		1.63		2.72		1,961	136
9.72	1.34		0.32		2.87		2.48		1,653	177
9.92	0.89	(d)	0.30	(e)	3.25	(e)	1.71	(e)	1,513	216

See Notes to Financial Statements.	479

Financial Highlights (continued)

SHORT DURATION INCOME FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net asset value, end of period
Class A
11/30/2019	$4.14	$0.12	$ 0.10	$ 0.22	$(0.15)	$4.21
11/30/2018	4.26	0.11	(0.07)	0.04	(0.16)	4.14
11/30/2017	4.31	0.09	0.02	0.11	(0.16)	4.26
11/30/2016	4.35	0.11	0.02	0.13	(0.17)	4.31
11/30/2015	4.50	0.10	(0.08)	0.02	(0.17)	4.35
Class C
11/30/2019	4.17	0.10	0.09	0.19	(0.13)	4.23
11/30/2018	4.29	0.09	(0.08)	0.01	(0.13)	4.17
11/30/2017	4.34	0.07	0.01	0.08	(0.13)	4.29
11/30/2016	4.38	0.08	0.02	0.10	(0.14)	4.34
11/30/2015	4.53	0.07	(0.08)	(0.01)	(0.14)	4.38
Class F
11/30/2019	4.14	0.13	0.10	0.23	(0.16)	4.21
11/30/2018	4.26	0.12	(0.08)	0.04	(0.16)	4.14
11/30/2017	4.31	0.10	0.01	0.11	(0.16)	4.26
11/30/2016	4.35	0.11	0.02	0.13	(0.17)	4.31
11/30/2015	4.50	0.11	(0.08)	0.03	(0.18)	4.35
Class F3
11/30/2019	4.14	0.13	0.10	0.23	(0.16)	4.21
11/30/2018	4.26	0.12	(0.07)	0.05	(0.17)	4.14
4/4/2017 to 11/30/2017(c)	4.30	0.07	–	0.07	(0.11)	4.26
Class I
11/30/2019	4.14	0.13	0.10	0.23	(0.16)	4.21
11/30/2018	4.25	0.12	(0.06)	0.06	(0.17)	4.14
11/30/2017	4.31	0.10	0.01	0.11	(0.17)	4.25
11/30/2016	4.35	0.12	0.02	0.14	(0.18)	4.31
11/30/2015	4.50	0.11	(0.08)	0.03	(0.18)	4.35
Class R2
11/30/2019	4.14	0.11	0.10	0.21	(0.14)	4.21
11/30/2018	4.26	0.10	(0.08)	0.02	(0.14)	4.14
11/30/2017	4.31	0.08	0.01	0.09	(0.14)	4.26
11/30/2016	4.35	0.09	0.02	0.11	(0.15)	4.31
11/30/2015	4.50	0.08	(0.08)	–	(0.15)	4.35

480	See Notes to Financial Statements.

		Ratios to Average Net Assets:				Supplemental Data:

Total return(b) (%)		Total expenses (%)		Net invest- ment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

5.48		0.60		2.92		$11,693,022	57
0.96		0.59		2.70		8,735,221	71
2.55		0.59		2.19		10,697,423	67
3.06		0.60		2.49		11,099,295	50
0.46		0.60		2.29		11,609,287	59

4.57		1.22		2.31		4,914,970	57
0.35		1.23		2.07		4,912,225	71
1.91		1.23		1.55		6,129,077	67
2.42		1.23		1.86		6,759,399	50
(0.16)		1.25		1.65		7,143,036	59

5.58		0.50		3.02		23,128,477	57
1.06		0.49		2.80		15,833,169	71
2.65		0.49		2.28		14,906,190	67
3.15		0.50		2.58		12,884,113	50
0.57		0.50		2.39		11,321,563	59

5.75		0.34		3.19		4,087,351	57
1.22		0.32		2.95		3,709,795	71
1.62	(d)	0.33	(e)	2.55	(e)	2,914,992	67

5.44		0.40		3.12		10,281,839	57
1.40		0.39		2.90		7,315,707	71
2.51		0.39		2.37		7,091,069	67
3.26		0.39		2.68		5,771,458	50
0.66		0.40		2.48		4,487,861	59

5.07		1.00		2.55		18,031	57
0.56		0.99		2.30		20,433	71
2.14		0.99		1.79		27,492	67
2.66		1.00		2.09		28,476	50
0.07		1.00		1.90		21,602	59

See Notes to Financial Statements.	481

Financial Highlights (continued)

SHORT DURATION INCOME FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net asset value, end of period
Class R3
11/30/2019	$4.14	$0.11	$ 0.10	$ 0.21	$(0.14)	$4.21
11/30/2018	4.26	0.10	(0.07)	0.03	(0.15)	4.14
11/30/2017	4.31	0.08	0.02	0.10	(0.15)	4.26
11/30/2016	4.35	0.10	0.02	0.12	(0.16)	4.31
11/30/2015	4.50	0.09	(0.08)	0.01	(0.16)	4.35
Class R4
11/30/2019	4.15	0.12	0.10	0.22	(0.15)	4.22
11/30/2018	4.27	0.11	(0.07)	0.04	(0.16)	4.15
11/30/2017	4.32	0.09	0.02	0.11	(0.16)	4.27
11/30/2016	4.36	0.10	0.03	0.13	(0.17)	4.32
6/30/2015 to 11/30/2015(f)	4.44	0.04	(0.05)	(0.01)	(0.07)	4.36
Class R5
11/30/2019	4.13	0.13	0.10	0.23	(0.16)	4.20
11/30/2018	4.25	0.12	(0.07)	0.05	(0.17)	4.13
11/30/2017	4.30	0.10	0.02	0.12	(0.17)	4.25
11/30/2016	4.35	0.11	0.02	0.13	(0.18)	4.30
6/30/2015 to 11/30/2015(f)	4.43	0.05	(0.06)	(0.01)	(0.07)	4.35
Class R6
11/30/2019	4.14	0.13	0.10	0.23	(0.16)	4.21
11/30/2018	4.26	0.13	(0.08)	0.05	(0.17)	4.14
11/30/2017	4.31	0.11	0.01	0.12	(0.17)	4.26
11/30/2016	4.35	0.12	0.02	0.14	(0.18)	4.31
6/30/2015 to 11/30/2015(f)	4.43	0.05	(0.05)	–	(0.08)	4.35

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commenced on April 4, 2017.
(d)	Not annualized.
(e)	Annualized.
(f)	Commenced on June 30, 2015.

482	See Notes to Financial Statements.

		Ratios to Average Net Assets:				Supplemental Data:

Total return(b) (%)		Total expenses (%)		Net invest- ment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

5.17		0.90		2.64		$367,328	57
0.67		0.89		2.41		318,477	71
2.25		0.89		1.90		311,784	67
2.77		0.89		2.20		279,118	50
0.17		0.90		2.00		214,469	59

5.43		0.65		2.88		147,772	57
0.93		0.64		2.68		105,445	71
2.50		0.64		2.15		76,006	67
3.00		0.65		2.35		30,700	50
(0.23	)(d)	0.64	(e)	2.40	(e)	197	59

5.70		0.40		3.14		70,274	57
1.16		0.39		2.94		45,264	71
2.76		0.39		2.39		24,140	67
3.03		0.40		2.64		10,791	50
(0.14	)(d)	0.40	(e)	2.46	(e)	118	59

5.76		0.34		3.19		857,139	57
1.23		0.33		3.00		551,235	71
2.82		0.33		2.46		289,557	67
3.34		0.33		2.77		174,247	50
(0.10	)(d)	0.35	(e)	2.57	(e)	223,498	59

See Notes to Financial Statements.	483

Financial Highlights (continued)

TOTAL RETURN FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
11/30/2019	$ 9.86	$0.28	$ 0.66	$ 0.94	$(0.31)	$ –	$(0.31)
11/30/2018	10.36	0.28	(0.46)	(0.18)	(0.32)	–	(0.32)
11/30/2017	10.29	0.22	0.15	0.37	(0.27)	(0.03)	(0.30)
11/30/2016	10.29	0.23	0.08	0.31	(0.29)	(0.02)	(0.31)
11/30/2015	10.66	0.22	(0.23)	(0.01)	(0.30)	(0.06)	(0.36)
Class C
11/30/2019	9.85	0.21	0.66	0.87	(0.24)	–	(0.24)
11/30/2018	10.35	0.21	(0.45)	(0.24)	(0.26)	–	(0.26)
11/30/2017	10.28	0.15	0.15	0.30	(0.20)	(0.03)	(0.23)
11/30/2016	10.28	0.16	0.08	0.24	(0.22)	(0.02)	(0.24)
11/30/2015	10.65	0.15	(0.23)	(0.08)	(0.23)	(0.06)	(0.29)
Class F
11/30/2019	9.86	0.29	0.65	0.94	(0.32)	–	(0.32)
11/30/2018	10.36	0.29	(0.46)	(0.17)	(0.33)	–	(0.33)
11/30/2017	10.29	0.23	0.15	0.38	(0.28)	(0.03)	(0.31)
11/30/2016	10.29	0.24	0.08	0.32	(0.30)	(0.02)	(0.32)
11/30/2015	10.66	0.23	(0.23)	–	(0.31)	(0.06)	(0.37)
Class F3
11/30/2019	9.87	0.31	0.65	0.96	(0.34)	–	(0.34)
11/30/2018	10.36	0.31	(0.44)	(0.13)	(0.36)	–	(0.36)
4/4/2017 to 11/30/2017(c)	10.33	0.18	0.05	0.23	(0.20)	–	(0.20)
Class I
11/30/2019	9.88	0.30	0.65	0.95	(0.33)	–	(0.33)
11/30/2018	10.38	0.30	(0.45)	(0.15)	(0.35)	–	(0.35)
11/30/2017	10.31	0.24	0.15	0.39	(0.29)	(0.03)	(0.32)
11/30/2016	10.31	0.25	0.08	0.33	(0.31)	(0.02)	(0.33)
11/30/2015	10.68	0.24	(0.23)	0.01	(0.32)	(0.06)	(0.38)
Class P
11/30/2019	9.91	0.25	0.65	0.90	(0.28)	–	(0.28)
11/30/2018	10.41	0.25	(0.45)	(0.20)	(0.30)	–	(0.30)
11/30/2017	10.34	0.19	0.15	0.34	(0.24)	(0.03)	(0.27)
11/30/2016	10.34	0.20	0.09	0.29	(0.27)	(0.02)	(0.29)
11/30/2015	10.71	0.20	(0.24)	(0.04)	(0.27)	(0.06)	(0.33)

484	See Notes to Financial Statements.

		Ratios to Average Net Assets:						Supplemental Data:
Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reimburse- ments (%)		Total expenses (%)		Net invest- ment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$10.49	9.62	0.68		0.68		2.68		$1,275,715	736
9.86	(1.71)	0.68		0.72		2.74		1,150,292	643
10.36	3.65	0.68		0.80		2.11		1,269,964	472
10.29	3.02	0.68		0.81		2.19		1,341,883	443
10.29	(0.12)	0.68		0.83		2.11		1,224,398	434

10.48	8.95	1.30		1.30		2.08		118,447	736
9.85	(2.32)	1.30		1.35		2.10		123,735	643
10.35	2.99	1.32		1.43		1.47		170,287	472
10.28	2.36	1.33		1.46		1.55		210,158	443
10.28	(0.77)	1.32		1.47		1.46		199,731	434

10.48	9.62	0.58		0.58		2.78		960,498	736
9.86	(1.61)	0.58		0.62		2.83		822,274	643
10.36	3.74	0.58		0.69		2.18		901,918	472
10.29	3.12	0.58		0.71		2.26		851,069	443
10.29	(0.02)	0.58		0.73		2.20		548,514	434

10.49	9.83	0.38		0.38		2.98		664,783	736
9.87	(1.31)	0.37		0.40		3.05		632,109	643
10.36	2.22 (d)	0.35	(e)	0.48	(e)	2.58	(e)	581,363	472

10.50	9.76	0.44		0.48		2.93		405,218	736
9.88	(1.48)	0.45		0.52		2.97		376,595	643
10.38	3.85	0.48		0.60		2.31		380,442	472
10.31	3.23	0.48		0.61		2.40		299,530	443
10.31	0.08	0.48		0.63		2.31		299,438	434

10.53	9.21	0.93		0.93		2.45		528	736
9.91	(1.93)	0.93		0.97		2.49		555	643
10.41	3.38	0.93		1.05		1.85		650	472
10.34	2.76	0.93		1.06		1.94		983	443
10.34	(0.35)	0.93		1.08		1.86		2,754	434

See Notes to Financial Statements.	485

Financial Highlights (continued)

TOTAL RETURN FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R2
11/30/2019	$ 9.86	$0.24	$ 0.65	$ 0.89	$(0.27)	$ –	$(0.27)
11/30/2018	10.36	0.23	(0.45)	(0.22)	(0.28)	–	(0.28)
11/30/2017	10.29	0.18	0.15	0.33	(0.23)	(0.03)	(0.26)
11/30/2016	10.29	0.19	0.08	0.27	(0.25)	(0.02)	(0.27)
11/30/2015	10.66	0.18	(0.23)	(0.05)	(0.26)	(0.06)	(0.32)
Class R3
11/30/2019	9.86	0.25	0.65	0.90	(0.28)	–	(0.28)
11/30/2018	10.36	0.24	(0.45)	(0.21)	(0.29)	–	(0.29)
11/30/2017	10.29	0.19	0.15	0.34	(0.24)	(0.03)	(0.27)
11/30/2016	10.29	0.20	0.08	0.28	(0.26)	(0.02)	(0.28)
11/30/2015	10.66	0.19	(0.23)	(0.04)	(0.27)	(0.06)	(0.33)
Class R4
11/30/2019	9.86	0.27	0.66	0.93	(0.30)	–	(0.30)
11/30/2018	10.36	0.27	(0.45)	(0.18)	(0.32)	–	(0.32)
11/30/2017	10.29	0.22	0.14	0.36	(0.26)	(0.03)	(0.29)
11/30/2016	10.29	0.21	0.10	0.31	(0.29)	(0.02)	(0.31)
6/30/2015 to 11/30/2015(f)	10.41	0.10	(0.10)	–	(0.12)	–	(0.12)
Class R5
11/30/2019	9.86	0.30	0.66	0.96	(0.33)	–	(0.33)
11/30/2018	10.36	0.30	(0.46)	(0.16)	(0.34)	–	(0.34)
11/30/2017	10.29	0.24	0.15	0.39	(0.29)	(0.03)	(0.32)
11/30/2016	10.30	0.24	0.08	0.32	(0.31)	(0.02)	(0.33)
6/30/2015 to 11/30/2015(f)	10.43	0.10	(0.10)	–	(0.13)	–	(0.13)
Class R6
11/30/2019	9.87	0.31	0.65	0.96	(0.34)	–	(0.34)
11/30/2018	10.37	0.31	(0.45)	(0.14)	(0.36)	–	(0.36)
11/30/2017	10.30	0.25	0.15	0.40	(0.30)	(0.03)	(0.33)
11/30/2016	10.30	0.26	0.09	0.35	(0.33)	(0.02)	(0.35)
6/30/2015 to 11/30/2015(f)	10.43	0.12	(0.11)	0.01	(0.14)	–	(0.14)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commenced on April 4, 2017.
(d)	Not annualized.
(e)	Annualized.
(f)	Commenced on June 30, 2015.

486	See Notes to Financial Statements.

		Ratios to Average Net Assets:						Supplemental Data:
Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reimburse- ments (%)		Total expenses (%)		Net invest- ment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$10.48	9.08	1.08		1.08		2.31		$3,501	736
9.86	(2.10)	1.08		1.13		2.31		4,898	643
10.36	3.24	1.08		1.20		1.69		8,150	472
10.29	2.62	1.08		1.21		1.79		7,419	443
10.29	(0.52)	1.08		1.23		1.72		6,070	434

10.48	9.19	0.98		0.98		2.40		93,652	736
9.86	(2.00)	0.98		1.02		2.43		107,380	643
10.36	3.34	0.98		1.09		1.79		133,227	472
10.29	2.72	0.98		1.11		1.90		137,112	443
10.29	(0.41)	0.97		1.13		1.83		130,149	434

10.49	9.56	0.73		0.73		2.64		66,840	736
9.86	(1.76)	0.73		0.77		2.70		63,160	643
10.36	3.60	0.73		0.84		2.05		68,972	472
10.29	2.98	0.73		0.86		2.03		25,290	443
10.29	0.03 (d)	0.68	(e)	0.89	(e)	2.33	(e)	986	434

10.49	9.84	0.49		0.49		2.88		127,807	736
9.86	(1.51)	0.48		0.52		2.94		85,701	643
10.36	3.87	0.48		0.60		2.32		91,931	472
10.29	3.01	0.48		0.62		2.27		10,707	443
10.30	0.13 (d)	0.47	(e)	0.63	(e)	2.36	(e)	20	434

10.49	9.84	0.38		0.38		2.97		364,578	736
9.87	(1.40)	0.37		0.40		3.07		220,216	643
10.37	3.98	0.36		0.48		2.45		161,412	472
10.30	3.35	0.36		0.49		2.47		63,662	443
10.30	0.09 (d)	0.34	(e)	0.51	(e)	2.69	(e)	7,867	434

See Notes to Financial Statements.	487

Financial Highlights (concluded)

ULTRA SHORT BOND FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net asset value, end of period
Class A
11/30/2019	$10.00	$0.24	$ 0.03	$0.27	$(0.24)	$10.03
11/30/2018	10.01	0.21	(0.02)	0.19	(0.20)	10.00
11/30/2017	10.00	0.13	–	0.13	(0.12)	10.01
10/12/2016 to 11/30/2016(c)	10.00	0.01	0.01	0.02	(0.02)	10.00
Class A1
7/31/2019 to 11/30/2019(f)	10.02	0.05	0.03	0.08	(0.07)	10.03
Class F
11/30/2019	10.00	0.25	0.03	0.28	(0.25)	10.03
11/30/2018	10.01	0.22	(0.02)	0.20	(0.21)	10.00
11/30/2017	10.00	0.13	–	0.13	(0.12)	10.01
10/12/2016 to 11/30/2016(c)	10.00	0.01	0.01	0.02	(0.02)	10.00
Class F3
11/30/2019	10.00	0.26	0.03	0.29	(0.26)	10.03
11/30/2018	10.01	0.23	(0.02)	0.21	(0.22)	10.00
4/4/2017 to 11/30/2017(g)	10.01	0.10	–	0.10	(0.10)	10.01
Class I
11/30/2019	9.99	0.26	0.04	0.30	(0.26)	10.03
11/30/2018	10.01	0.23	(0.03)	0.20	(0.22)	9.99
11/30/2017	10.00	0.15	–	0.15	(0.14)	10.01
10/12/2016 to 11/30/2016(c)	10.00	0.01	0.01	0.02	(0.02)	10.00
Class R5
11/30/2019	10.00	0.26	0.03	0.29	(0.26)	10.03
11/30/2018	10.01	0.23	(0.02)	0.21	(0.22)	10.00
11/30/2017	10.00	0.14	0.01	0.15	(0.14)	10.01
10/12/2016 to 11/30/2016(c)	10.00	0.01	0.01	0.02	(0.02)	10.00
Class R6
11/30/2019	10.00	0.26	0.03	0.29	(0.26)	10.03
11/30/2018	10.01	0.24	(0.03)	0.21	(0.22)	10.00
11/30/2017	10.00	0.14	0.01	0.15	(0.14)	10.01
10/12/2016 to 11/30/2016(c)	10.00	0.01	0.01	0.02	(0.02)	10.00

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and A1 does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commenced on October 12, 2016.
(d)	Not annualized.
(e)	Annualized.
(f)	Commenced on July 31, 2019.
(g)	Commenced on April 4, 2017.

488	See Notes to Financial Statements.

		Ratios to Average Net Assets:						Supplemental Data:
Total return(b) (%)		Total expenses after waivers and/or reimburse- ments (%)		Total expenses (%)		Net investment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

2.87		0.41		0.48		2.39		$11,938,003	46
1.84		0.40		0.49		2.11		6,688,131	23
1.30		0.40		0.51		1.28		1,550,462	23
0.15	(d)	0.40	(e)	3.62	(e)	0.82	(e)	5,297	2

0.79	(d)	0.48	(e)	0.55	(e)	1.56	(e)	2,860	46

2.82		0.36		0.43		2.47		6,539,665	46
1.98		0.35		0.44		2.18		4,603,442	23
1.34		0.35		0.44		1.32		552,335	23
0.16	(d)	0.35	(e)	3.57	(e)	0.86	(e)	250	2

2.97		0.22		0.29		2.62		282,582	46
2.13		0.22		0.30		2.27		271,727	23
0.96	(d)	0.21	(e)	0.34	(e)	1.50	(e)	50,096	23

3.03		0.26		0.33		2.56		1,803,798	46
1.99		0.25		0.35		2.32		1,291,802	23
1.46		0.25		0.39		1.45		115,193	23
0.17	(d)	0.25	(e)	3.47	(e)	0.96	(e)	4,631	2

2.94		0.26		0.33		2.63		1,369	46
2.11		0.25		0.35		2.29		1,716	23
1.48		0.25		0.53		1.35		292	23
0.17	(d)	0.25	(e)	3.47	(e)	0.96	(e)	250	2

2.96		0.22		0.29		2.55		11,572	46
2.13		0.23		0.30		2.35		7,075	23
1.53		0.20		0.50		1.41		314	23
0.18	(d)	0.20	(e)	3.44	(e)	1.01	(e)	250	2

See Notes to Financial Statements.	489

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Investment Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was organized as a Delaware statutory trust on August 16, 1993.

The Trust currently consists of fourteen funds as November 30, 2019. This report covers the following twelve funds (separately, a “Fund” and collectively, the “Funds”) and their respective active share classes at November 30, 2019:

Funds	Classes
Lord Abbett Convertible Fund (“Convertible Fund”)	A, C, F, F3, I, P, R2, R3, R4, R5, and R6
Lord Abbett Core Fixed Income Fund (“Core Fixed Income Fund”)	A, C, F, F3 I, P, R2, R3, R4, R5, and R6
Lord Abbett Core Plus Bond Fund (“Core Plus Bond Fund”)	A, C, F, F3, I, R2, R3, R4, R5, and R6
Lord Abbett Corporate Bond Fund (“Corporate Bond Fund”)	A, C, F, F3, I, R2, R3, R4, R5, and R6
Lord Abbett Floating Rate Fund (“Floating Rate Fund”)	A, C, F, F3, I, R2, R3, R4, R5, and R6
Lord Abbett High Yield Fund (“High Yield Fund”)	A, C, F, F3, I, P, R2, R3, R4, R5, and R6
Lord Abbett Income Fund (“Income Fund”)	A, C, F, F3, I, R2, R3, R4, R5, and R6
Lord Abbett Inflation Focused Fund (“Inflation Focused Fund”)	A, C, F, F3, I, R2, R3, R4, R5, and R6
Lord Abbett Short Duration Core Bond Fund (“Short Duration Core Bond Fund”)	A ,C, F, F3, I, R2, R3, R4, R5, and R6
Lord Abbett Short Duration Income Fund (“Short Duration Income Fund”)	A, C, F, F3, I, R2, R3, R4, R5, and R6
Lord Abbett Total Return Fund (“Total Return Fund”)	A, C, F, F3, I, P, R2, R3, R4, R5, and R6
Lord Abbett Ultra Short Bond Fund (“Ultra Short Bond Fund”)	A, A1, F, F3, I, R5, and R6

The Funds’ Class P shares are closed to substantially all new investors, with certain exceptions as set forth in the Funds’ prospectus. The Funds no longer issue Class T shares for purchase. Ultra Short Bond Fund’s Class A1 shares commenced operations on July 31, 2019.

Convertible Fund’s investment objective is to seek current income and the opportunity for capital appreciation to produce a high total return. Corporate Bond Fund’s investment objective is to seek current income. Each of Core Fixed Income Fund’s, Core Plus Bond Fund’s and Total Return Fund’s investment objective is to seek income and capital appreciation to produce a high total return. Floating Rate Fund’s investment objective is to seek a high level of current income. High Yield Fund’s investment objective is to seek a high current income and the opportunity for capital appreciation to produce a high total return. Each of Income Fund’s and Short Duration Income Fund’s investment objective is to seek a high level of income consistent with preservation of capital. Inflation Focused Fund’s primary investment objective is to provide investment returns that exceed the rate of inflation in the U.S. economy over a full economic cycle. As a secondary objective, the Fund seeks current income. Each of Short Duration Core Bond Fund’s and Ultra Short Bond Fund’s investment objective is to seek current income consistent with the preservation of capital.

Each class of shares has different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A and A1 shares. There is no front-end sales charge in the case of Class C, F, F3, I, P, R2, R3, R4, R5 and R6 shares, although there may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions as set forth in each Fund’s prospectus); Class A1 shares purchased without a sales charge and redeemed before the first day of the month in which the eighteenth month anniversary of the purchase falls (subject to certain exceptions as set forth in each Fund’s

Notes to Financial Statements (continued)

prospectus); and Class C shares redeemed before the first anniversary of purchase. Class C shares automatically convert into Class A shares on the 25th day of the month (or, if the 25th is not a business day, the next business day thereafter) following the tenth anniversary of the month on which the purchase order was accepted.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Funds’ Board of Trustees (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), each Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. Each Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Fixed income securities are valued based on evaluated prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and the independent pricing services’ own electronic data processing techniques. Exchange traded options and futures contracts are valued at the last sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used. Floating rate loans are valued at the average of bid and ask quotations obtained from dealers in loans on the basis of prices supplied by independent pricing services. Forward foreign currency exchange contracts are valued using daily forward exchange rates. Swaps are valued daily using independent pricing services or quotations from broker/dealers to the extent available.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values, yield curves, broker quotes, observable trading activity, option adjusted spread models and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and may employ techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Notes to Financial Statements (continued)

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other income on the Statements of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)	Income Taxes–It is the policy of each Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s filed U.S. federal tax returns remains open for the fiscal years ended November 30, 2016 through November 30, 2019. The statutes of limitations on the Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses incurred by the Trust that do not specifically relate to an individual fund are generally allocated to the Funds within the Trust on a pro rata basis by relative net assets. Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, A1, C, F, P, R2, R3 and R4 shares bear their class-specific share of all expenses and fees relating to the Funds’ 12b-1 Distribution Plan.

(f)	Foreign Transactions–The books and records of each Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in each Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies in each Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain (loss) on foreign currency related transactions in each Fund’s Statement of Operations. The Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

The Funds use foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(g)	Forward Foreign Currency Exchange Contracts–Each Fund may enter into forward foreign currency exchange contracts in order to reduce their exposure to changes in foreign currency

Notes to Financial Statements (continued)

exchange rates on their foreign portfolio holdings, or gain or reduce exposure to foreign currency solely for investment purposes. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on foreign currency exchange contracts in each Fund’s Statement of Operations. The gain (loss) arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contracts is included in Net realized gain (loss) on foreign currency exchange contracts in each Fund’s Statement of Operations.

(h)	Futures Contracts–Each Fund may purchase and sell futures contracts to enhance returns, to attempt to economically hedge some of its investment risk, or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by a Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. Each Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

(i)	When-Issued, Forward Transactions or To-Be-Announced (“TBA”) Transactions–Each Fund may purchase portfolio securities on a when-issued or forward basis. When-issued, forward transactions or TBA transactions involve a commitment by a Fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. During the period between purchase and settlement, the fair value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprise securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at each Fund’s custodian in order to pay for the commitment. At the time each Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and fair value of the security in determining its NAV. Each Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

(j)	TBA Sale Commitments–Each Fund may enter into TBA sale commitments to hedge its positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction. Unsettled TBA sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation” above. The contract is adjusted to market value daily and the change in market value is recorded by each Fund as unrealized appreciation (depreciation). If the TBA sale (purchase) commitment is closed through the acquisition of an offsetting purchase (sale) commitment, each Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

Notes to Financial Statements (continued)

(k)	Mortgage Dollar Rolls–Each Fund may enter into mortgage dollar rolls in which a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, each Fund loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold.

(l)	Commercial Paper–Each Fund may purchase commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes.

(m)	Repurchase Agreements–Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Each Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, a Fund may incur a loss upon disposition of the securities.

(n)	Reverse Repurchase Agreements–Each Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security to a securities dealer or bank for cash and also agrees to repurchase the same security later at a set price. Reverse repurchase agreements expose the Fund to credit risk (that is, the risk that the counterparty will fail to resell the security to the Fund). Engaging in reverse repurchase agreements also may involve the use of leverage, in that the Fund may reinvest the cash it receives in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities to be repurchased by the Fund may decline below the repurchase price.

For the fiscal year ended November 30, 2019, the average interest rate paid, the amount of interest paid and the average principal amount for the days borrowed in the period were as follows:

Fund	Interest Rate	Interest Expense	Average Amount Borrowed
High Yield Fund	6.00%	$85,361	$1,322,693
Income Fund	6.00%	2,216	233,416
Total Return Fund	6.00%	13,191	466,833

(o)	Floating Rate Loans–Each Fund may invest in floating rate loans, which usually take the form of loan participations and assignments. Loan participations and assignments are agreements to make money available to U.S. or foreign corporations, partnerships or other business entities (the “Borrower”) in a specified amount, at a specified rate and within a specified time. A loan is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the loan on behalf of the other Loan Investors in the syndicate and may hold any collateral on behalf of the Loan Investors. Such loan participations and assignments are typically senior, secured and collateralized in nature. A Fund records an investment when the Borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by

Notes to Financial Statements (continued)

reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London InterBank Offered Rate (“LIBOR”).

The loans in which each Fund invests may be subject to some restrictions on resale. For example, each Fund may be contractually obligated to receive approval from the Agent and/or Borrower prior to the sale of these investments. Each Fund generally has no right to enforce compliance with the terms of the loan agreement with the Borrower. As a result, each Fund assumes the credit risk of the Borrower, the selling participant and any other persons interpositioned between each Fund and the Borrower (“Intermediate Participants”). In the event that the Borrower, selling participant or Intermediate Participants become insolvent or enter into bankruptcy, each Fund may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of each Fund to the Borrower. At any point in time, up to the maturity date of the issue, the Borrower may demand the unfunded portion. Until demanded by the Borrower, unfunded commitments are not recognized as an asset on the Statement of Assets and Liabilities. Unrealized appreciation/depreciation on unfunded commitments presented on the Statement of Assets and Liabilities represents mark to market of the unfunded portion of the Fund’s floating rate notes. As of November 30, 2019, the following Funds had unfunded loan commitments:

	Core Plus Bond Fund	Floating Rate Fund	High Yield Fund	Income Fund	Inflation Focused Fund	Short Duration Income Fund
Bleriot US Bidco Inc. Delayed Draw Term Loan.	$–	$2,188,683	$790,636	$–	$–	$–
Heartland Dental, LLC Delayed Draw Term Loan	–	657,868	–	–	–	–
LyondellBasell Industries N.V. Delayed Draw Term Loan A	–	–	–	–	–	129,822,750
Mavis Tire Express Services Corp. 1st Lien Delayed Draw Term Loan	6,092	3,230,298	950,379	–	–	–
MED ParentCo LP 1st Lien Delayed Draw Term Loan	–	5,251,950	–	–	–	–
NMN Holdings III Corp. 1st Delayed Draw Term Loan	–	1,681,155	–	–	–	–
Pacific Gas and Electric Company DIP Delayed Draw Term Loan	–	–	–	–	220,000	7,347,000
PG&E Corp. DIP Delayed Draw Term Loan	–	–	2,151,000	147,000	–	–
United PF Holdings, LLC 2019 Delayed Draw Term Loan	–	1,270,645	753,499	–	–	–
Total	$6,092	$14,280,599	$4,645,514	$147,000	$220,000	$137,169,750

(p)	Inflation-Linked Derivatives–Inflation Focused Fund may invest in inflation-linked derivatives, such as Consumer Price Index Swap Agreements (“CPI swaps”). A CPI swap is a contract in which one party agrees to pay a fixed rate in exchange for a variable rate, which is the rate of change in the CPI during the life of the contract. Payments are based on a notional amount of principal. The Fund will normally enter into CPI swap contracts on a zero coupon basis, meaning that the floating rate will be based on the cumulative CPI during the life of the

Notes to Financial Statements (continued)

contract, and the fixed rate will compound until the swap’s maturity date, at which point the payments are netted. The swaps are valued daily and any unrealized gain (loss) is included in the Net change in unrealized appreciation/depreciation on swap contracts in the Fund’s Statement of Operations. A liquidation payment received or made at the termination or maturity of the swap is recorded in realized gain (loss) and is included in Net realized gain (loss) on swap contracts in the Fund’s Statement of Operations. Daily changes in valuation of centrally cleared CPI swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities. For the centrally cleared CPI swaps, there was minimal counterparty risk to the Fund, since such CPI swaps entered into were traded through a central clearinghouse, which guarantees against default.

(q)	Credit Default Swaps–Each Fund may enter into credit default swap contracts. As a seller of a credit default swap contract (“seller of protection”), a Fund is required to pay the notional amount or other agreed-upon value of a referenced debt obligation to the counterparty in the event of a default by or other credit event involving the referenced issuer, obligation or index. In return, a Fund receives from the counterparty a periodic stream of payments over the term of the contract.

As a purchaser of a credit default swap contract (“buyer of protection”), a Fund would receive the notional amount or other agreed upon value of a referenced debt obligation from the counterparty in the event of default by or other credit event involving the referenced issuer, obligation or index. In return, a Fund would make periodic payments to the counterparty over the term of the contracts, provided no event of default has occurred.

These credit default swaps may have as a reference obligation corporate or sovereign issuers or credit indices. These credit indices are comprised of a basket of securities representing a particular sector of the market.

Credit default swaps are fair valued based upon quotations from counterparties, brokers or market-makers and the change in value, if any, is recorded as an unrealized appreciation or depreciation. For a credit default swap sold by a Fund, payment of the agreed-upon amount made by a Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap purchased by a Fund, the agreed-upon amount received by a Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by a Fund.

Any upfront payments made or received upon entering a credit default swap contract would be amortized or accreted over the life of the swap and recorded as realized gains or losses. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the swap agreement. The value and credit rating of each credit default swap where a Fund is the seller of protection, are both measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net

Notes to Financial Statements (continued)

amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Entering into credit default swaps involves credit and market risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates, and that Lord Abbett does not correctly predict the creditworthiness of the issuers of the reference obligation on which the credit default swap is based. For the centrally cleared credit default swaps, there was minimal counterparty risk to the Fund, since such credit default swaps entered into were traded through a central clearinghouse, which guarantees against default.

(r)	Interest Rate Swaps–Each Fund may enter into interest rate swap agreements. Pursuant to interest rate swap agreements, a Fund either makes floating-rate payments to the counterparty (or Central counterparty clearing house (“CCP”) in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or a Fund makes fixed-rate payments to the counterparty (or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made, including amortization of upfront payments/receipts, are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. A Fund is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.

(s)	Total Return Swaps–Each Fund may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market. Each Fund may agree to make payments that are the equivalent of interest in exchange for the right to receive payments equivalent to any appreciation in the value of an underlying security, index or other asset, as well as receive payments equivalent to any distributions made on that asset, over the term of the swap. If the value of the asset underlying a total return swap declines over the term of the swap, each Fund also may be required to pay an amount equal to that decline in value to their counterparty.

(t)	Fair Value Measurements–Fair value is defined as the price that each Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk—for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs

Notes to Financial Statements (continued)

are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing each Fund’s investments and other financial instruments as of November 30, 2019 and, if applicable, Level 3 rollforwards for the fiscal year then ended is included in each Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Trust has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies each Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of each Fund’s investment portfolio.

The management fee is based on each Fund’s average daily net assets at the following annual rates:

Convertible Fund		Income Fund
First $1 billion	.70%	First $3 billion	.38%
Next $1 billion	.60%	Next $7 billion	.35%
Over $2 billion	.57%	Over $10 billion	.34%

Core Fixed Income Fund		Inflation Focused Fund
First $1 billion	.24%	First $2 billion	.30%
Next $1 billion	.21%	Next $3 billion	.28%
Over $2 billion	.20%	Over $5 billion	.26%

Core Plus Bond Fund		Short Duration Core Bond Fund
First $4 billion	.28%	First $1 billion	.30%
Next $11 billion	.26%	Next $1 billion	.25%
Over $15 billion	.25%	Over $2 billion	.20%

Corporate Bond Fund		Short Duration Income Fund
First $2 billion	.40%	First $1 billion	.35%
Over $2 billion	.35%	Next $1 billion	.30%
		Over $2 billion	.25%

Floating Rate Fund		Total Return Fund
First $1 billion	.50%	First $4 billion	.28%
Over $1 billion	.45%	Next $11 billion	.26%
		Over $15 billion	.25%

Notes to Financial Statements (continued)

High Yield Fund		Ultra Short Bond Fund	.20%
First $1 billion	.60%
Next $1 billion	.55%
Over $2 billion	.50%

For the fiscal year ended November 30, 2019, the effective management fee, net of waivers, was the following annualized rate of each Fund’s average daily net assets:

Net Effective Management Fee
Convertible Fund	.70%
Core Fixed Income Fund	.23%
Core Plus Bond Fund	.00%
Corporate Bond Fund	.00%
Floating Rate Fund	.46%
High Yield Fund	.52%
Income Fund	.38%
Inflation Focused Fund	.30%
Short Duration Core Bond Fund	.00%
Short Duration Income Fund	.25%
Total Return Fund	.28%
Ultra Short Bond Fund	.13%

In addition, Lord Abbett provides certain administrative services to each Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of ..04% of each Fund’s average daily net assets.

For the period from April 1, 2019 and continuing through March 31, 2020, Lord Abbett has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses for each class, excluding 12b-1 fees, to the following annual rates:

	Effective April 1, 2019		Prior to April 1, 2019
	Classes*		Classes*
Fund	A, A1, C, F, I, P, R2, R3, R4 and R5	F3 and R6	A, C, F, P, R2, R3, R4 and R5	I	F3 and R6
Core Plus Bond Fund	.48%	.46%	.48%	.46%	.47%
Corporate Bond Fund	.48%	.43%	.48%	.48%	.37%
Short Duration Core Bond Fund	.40%	.38%	.40%	.40%	.32%
Ultra Short Bond Fund**	.27%	.22%	.25%	.25%	.23%

*	If applicable
**	Class A1 shares: Effective July 31, 2019 through March 31, 2021.

For the period ended November 30, 2019 and continuing through March 31, 2020, Lord Abbett has contractually agreed to waive Core Fixed Income Fund’s and Total Return Fund’s Class I shareholder servicing expenses at an annual rate of 0.04% of the Fund’s average daily net assets.

All contractual management fee waiver and expense reimbursement agreements between the Funds and Lord Abbett may be terminated only upon the approval of the Board.

12b-1 Distribution Plan

Each Fund has adopted a distribution plan with respect to Class A, A1, C, F, P, R2, R3 and R4 shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and

Notes to Financial Statements (continued)

service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The following annual rates have been authorized by the Board pursuant to the plan:

Fees*	Class A		Class A1		Class C(1)	Class F(2)	Class P	Class R2	Class R3	Class R4
Service	.15%		.25%	(4)	.25%	–	.25%	.25%	.25%	.25%
Distribution	.05%	(3)	–		.75%	.10%	.20%	.35%	.25%	–

*	Each Fund may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. (“FINRA”) sales charge limitations.
(1)	The 12b-1 fees each Fund pays on Class C shares is a blended rate based on 1.00% of each Fund’s average daily net assets attributable to Class C shares held for less than one year and .80% (.25% service, .55% distribution) of each Fund’s average daily net assets attributable to Class C shares held for one year or more. All Class C shareholders of a Fund will bear 12b-1 fees at the same rate.
(2)	The Class F Share Rule 12b-1fee may be designated as a service fee in limited circumstances as described in the Funds’ prospectus.
(3)	Distribution fees not applicable to Ultra Short Bond Fund.
(4)	Class A1 is only for Ultra Short Bond Fund.

Class F3, I, R5, and R6 shares do not have a distribution plan.

Commissions

Distributor received the following commissions on sales of shares of the Funds, after concessions were paid to authorized dealers, for the fiscal year ended November 30, 2019:

	Distributor Commissions	Dealers’ Concessions
Convertible Fund	$13,347	$82,777
Core Fixed Income Fund	81,112	478,009
Core Plus Bond Fund	9,881	63,168
Corporate Bond Fund	331	2,424
Floating Rate Fund	187,203	1,126,987
High Yield Fund	100,333	668,484
Income Fund	230,301	1,311,784
Inflation Focused Fund	3,361	18,140
Short Duration Core Bond Fund	1,685	10,097
Short Duration Income Fund	1,341,024	8,706,115
Total Return Fund	192,327	1,177,269
Ultra Short Bond Fund	–	–

Distributor received the following amount of CDSCs for the fiscal year ended November 30, 2019:

	Class A	Class A1	Class C
Convertible Fund	$9,417	$–	$3,589
Core Fixed Income Fund	2,170	–	2,061
Core Plus Bond Fund	–	–	73
Corporate Bond Fund	–	–	–
Floating Rate Fund	454,664	–	206,385
High Yield Fund	14,736	–	34,151
Income Fund	10,366	–	9,235
Inflation Focused Fund	9,322	–	5,365
Short Duration Core Bond Fund	–	–	–
Short Duration Income Fund	724,368	–	423,911
Total Return Fund	9,668	–	6,524
Ultra Short Bond Fund	1,173	–	–

Notes to Financial Statements (continued)

Other Related Parties

As of November 30, 2019, the percentages of Convertible Fund’s, Core Fixed Income Fund’s, High Yield Fund’s, Inflation Focused Fund’s and Ultra Short Bond Fund’s outstanding shares owned by each Fund that invests principally in affiliated mutual funds managed by Lord Abbett (“Fund of Funds”) were as follows:

	Underlying Funds
Fund of Funds	Convertible Fund	Core Fixed Income Fund	High Yield Fund	Inflation Focused Fund	Ultra Short Bond Fund
Lord Abbett Multi-Asset Balanced Opportunity Fund	22.95%	8.36%	5.80%	10.32%	0.72%
Lord Abbett Multi-Asset Income Fund	17.76%	1.76%	3.02%	8.82%	1.29%

One Trustee and certain of the Trust’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared daily and paid monthly for Core Fixed Income Fund, Core Plus Bond Fund, Corporate Bond Fund, Floating Rate Fund, High Yield Fund, Income Fund, Inflation Focused Fund, Short Duration Core Bond Fund, Short Duration Income Fund, Total Return Fund and Ultra Short Bond Fund and declared and paid quarterly for Convertible Fund. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal year ended November 30, 2019 and fiscal year ended November 30, 2018 were as follows:

	Convertible Fund		Core Fixed Income Fund
	Year Ended 11/30/2019	Year Ended 11/30/2018	Year Ended 11/30/2019	Year Ended 11/30/2018
Distributions paid from:
Ordinary income	$33,166,231	$19,274,091	$33,915,312	$36,162,932
Net long-term capital gains	24,740,215	–	–	–
Total distributions paid	$57,906,446	$19,274,091	$33,915,312	$36,162,932

	Core Plus Bond Fund		Corporate Bond Fund
	Year Ended 11/30/2019	Year Ended 11/30/2018	Year Ended 11/30/2019	Year Ended 11/30/2018
Distributions paid from:
Ordinary income	$2,331,229	$508,040	$268,394	$271,899
Total distributions paid	$2,331,229	$508,040	$268,394	$271,899

Notes to Financial Statements (continued)

	Floating Rate Fund		High Yield Fund
	Year Ended 11/30/2019	Year Ended 11/30/2018	Year Ended 11/30/2019	Year Ended 11/30/2018
Distributions paid from:
Ordinary income	$645,093,634	$687,166,018	$387,405,626	$397,448,632
Total distributions paid	$645,093,634	$687,166,018	$387,405,626	$397,448,632

	Income Fund		Inflation Focused Fund
	Year Ended 11/30/2019	Year Ended 11/30/2018	Year Ended 11/30/2019	Year Ended 11/30/2018
Distributions paid from:
Ordinary income	$94,124,145	$88,948,052	$50,177,970	$51,539,029
Total distributions paid	$94,124,145	$88,948,052	$50,177,970	$51,539,029

	Short Duration Core Bond Fund		Short Duration Income Fund
	Year Ended 11/30/2019	Year Ended 11/30/2018	Year Ended 11/30/2019	Year Ended 11/30/2018
Distributions paid from:
Ordinary income	$702,810	$300,110	$1,776,900,094	$1,543,932,484
Total distributions paid	$702,810	$300,110	$1,776,900,094	$1,543,932,484

	Total Return Fund		Ultra Short Bond Fund
	Year Ended 11/30/2019	Year Ended 11/30/2018	Year Ended 11/30/2019	Year Ended 11/30/2018
Distributions paid from:
Ordinary income	$118,748,175	$124,016,344	$413,980,782	$133,034,443
Net long-term capital gains	–	–	1,105,427	–
Total distributions paid	$118,748,175	$124,016,344	$415,086,209	$133,034,443

Subsequent to the Funds’ fiscal year ended November 30, 2019, distributions were paid on December 18, 2019 to shareholders of record on December 17, 2019. The approximate amounts were as follows:

	Net Investment Income	Short-Term Capital Gain	Long-Term Capital Gain
Convertible Fund	$3,560,000	$20,071,000	$24,952,000
Core Plus Bond Fund	–	977,000	316,000

As of November 30, 2019, the components of accumulated gains or losses on a tax-basis were as follows:

	Convertible Fund	Core Fixed Income Fund
Undistributed ordinary income – net	$25,284,204	$240,757
Undistributed long-term capital gains	24,948,934	–
Total undistributed earnings	50,233,138	240,757
Capital loss carryforwards*	–	(10,743,568)
Temporary differences	(76,751)	(120,930)
Unrealized gains (losses) – net	60,577,746	24,320,512
Total accumulated gains (losses) – net	$110,734,133	$13,696,771

Notes to Financial Statements (continued)

	Core Plus Bond Fund	Corporate Bond Fund
Undistributed ordinary income – net	$995,704	$4,867
Undistributed long-term capital gains	315,087	–
Total undistributed earnings	1,310,791	4,867
Capital loss carryforwards*	–	(171,014)
Temporary differences	(677,716)	(244)
Unrealized gains (losses) – net	1,530,420	314,500
Total accumulated gains (losses) – net	$2,163,495	$148,109

	Floating Rate Fund	High Yield Fund
Capital loss carryforwards*	$(666,094,302)	$(217,891,731)
Temporary differences	(26,089,930)	(27,941,344)
Unrealized gains (losses) – net	(238,623,910)	89,964,432
Total accumulated gains (losses) – net	$(930,808,142)	$(155,868,643)

	Income Fund	Inflation Focused Fund
Capital loss carryforwards*	$(29,629,213)	$(101,420,947)
Temporary differences	(5,775,288)	(505,003)
Unrealized gains (losses) – net	52,303,261	(190,833,324)
Total accumulated gains (losses) – net	$16,898,760	$(292,759,274)

	Short Duration Core Bond Fund	Short Duration Income Fund
Undistributed ordinary income – net	$7,505	$–
Total undistributed earnings	7,505	–
Capital loss carryforwards*	(157,192)	(2,409,425,806)
Temporary differences	(490)	(22,284,124)
Unrealized gains (losses) – net	157,676	(749,974,720)
Total accumulated gains (losses) – net	$7,499	$(3,181,684,650)

	Total Return Fund	Ultra Short Bond Fund
Undistributed ordinary income – net	$–	$6,189,779
Total undistributed earnings	–	6,189,779
Capital loss carryforwards*	(55,681,902)	–
Temporary differences	(2,376,084)	(340,717)
Unrealized gains (losses) – net	59,854,839	35,444,039
Total accumulated gains (losses) – net	$1,796,853	$41,293,101

*	The capital losses will carry forward indefinitely.

At each Fund’s election, certain losses incurred within the taxable year (“Qualified Late-Year Losses”) are deemed to arise on the first business day of the Fund’s next taxable year. The following Fund incurred and will elect to defer post-October capital losses during fiscal 2019 as follows:

Core Plus Bond Fund	$676,336

Notes to Financial Statements (continued)

As of November 30, 2019, the aggregate unrealized security gains and losses on investments and other financial instruments based on cost for U.S. federal income tax purposes were as follows:

	Convertible Fund	Core Fixed Income Fund
Tax cost	$629,409,997	$2,001,984,298
Gross unrealized gain	64,976,849	26,236,714
Gross unrealized loss	(4,398,549)	(1,916,261)
Net unrealized security gain	$60,578,300	$24,320,453

	Core Plus Bond Fund	Corporate Bond Fund
Tax cost	$256,728,878	$7,502,879
Gross unrealized gain	2,194,977	325,749
Gross unrealized loss	(664,354)	(11,249)
Net unrealized security gain	$1,530,623	$314,500

	Floating Rate Fund	High Yield Fund
Tax cost	$9,776,879,220	$7,031,353,807
Gross unrealized gain	60,644,832	280,366,180
Gross unrealized loss	(299,122,761)	(190,627,409)
Net unrealized security gain (loss)	$(238,477,929)	$89,738,771

	Income Fund	Inflation Focused Fund
Tax cost	$2,658,884,961	$1,120,354,293
Gross unrealized gain	80,681,696	37,574,313
Gross unrealized loss	(28,379,076)	(228,407,576)
Net unrealized security gain (loss)	$52,302,620	$(190,833,263)

	Short Duration Core Bond Fund	Short Duration Income Fund
Tax cost	$44,865,348	$56,454,111,055
Gross unrealized gain	186,896	–
Gross unrealized loss	(29,214)	(749,972,534)
Net unrealized security gain (loss)	$157,682	$(749,972,534)

	Total Return Fund	Ultra Short Bond Fund
Tax cost	$5,327,365,361	$20,656,558,598
Gross unrealized gain	85,749,607	37,026,248
Gross unrealized loss	(25,893,708)	(1,582,209)
Net unrealized security gain	$59,855,899	$35,444,039

The difference between book-basis and tax-basis unrealized gains (losses) is primarily attributable to the tax treatment of certain securities, certain distributions, forward currency contracts, futures, swaps, amortization of premium and wash sales.

Permanent items identified during the fiscal year ended November 30, 2019 have been reclassified among the components of net assets based on their tax basis treatment as follows:

	Total Distributable Earnings (Loss)	Paid-in Capital
Convertible Fund	$(576,000)	$576,000
High Yield Fund	3,504,821	(3,504,821)

The permanent differences are primarily attributable to the tax treatment of certain securities and certain distributions.

Notes to Financial Statements (continued)

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended November 30, 2019 were as follows:

	U.S. Government Purchases	Purchases	U.S. Government Sales	Sales
Convertible Fund	$–	$1,114,672,866	$–	$1,341,616,852
Core Fixed Income Fund	11,245,813,748	526,544,643	11,014,760,017	551,413,167
Core Plus Bond Fund	558,620,914	150,973,100	486,552,730	27,156,344
Corporate Bond Fund	1,314,432	3,763,770	1,426,874	1,984,733
Floating Rate Fund	–	6,389,350,780	–	11,886,268,702
High Yield Fund	–	6,142,698,406	–	5,691,711,412
Income Fund	1,396,152,653	1,322,140,726	1,322,965,449	1,049,632,764
Inflation Focused Fund	62,620,885	443,367,941	68,280,158	775,190,792
Short Duration Core Bond Fund	29,592,329	32,859,443	23,962,313	7,556,220
Short Duration Income Fund	6,693,476,657	32,295,749,836	5,707,031,061	20,806,853,759
Total Return Fund	29,210,474,662	1,721,451,723	29,073,866,215	1,959,147,512
Ultra Short Bond Fund	–	10,791,043,288	–	5,094,919,009

Each Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the fiscal year ended November 30, 2019, the following Funds engaged in cross-trades:

Fund	Purchases	Sales	Gain/(Loss )
Convertible Fund	$–	$488,840	$121,645
Core Fixed Income	47,877	–	–
Core Plus Bond	163,529	210,506	2,381
Floating Rate Fund	–	42,466,539	(1,211,693)
High Yield Fund	6,099,925	106,046,785	3,132,989
Income Fund	5,244,770	3,573,364	35,445
Inflation Focused Fund	7,307,652	24,366,434	41,567
Short Duration Income Fund	348,525,376	872,050	16,050
Total Return Fund	8,500,847	8,079,970	(6,149)
Ultra Short Bond	4,171,417	46,225,549	282,549

6.	DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

Each Fund except for Ultra Short Bond Fund entered into forward foreign currency exchange contracts for the fiscal year ended November 30, 2019 (as described in note 2(g)). A forward foreign currency exchange contract reduces each Fund’s exposure to changes in the value of the currency it will deliver (or settle in cash) and increases its exposure to changes in the value of the currency it will receive (or settle in cash) for the duration of the contract. Each Fund’s use of forward foreign currency exchange contracts involves the risk that Lord Abbett will not accurately predict currency movements, and each Fund’s returns could be reduced as a result. Forward foreign currency exchange contracts are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short

Notes to Financial Statements (continued)

periods of time. Each Fund’s risk of loss from counterparty credit risk is the unrealized appreciation on forward foreign currency exchange contracts and deposits with brokers as collateral.

Each Fund except for Convertible Fund and Ultra Short Bond Fund entered into U.S. Treasury futures contracts for the fiscal year ended November 30, 2019 (as described in note 2(h)) to economically hedge against changes in interest rates. The Funds bear the risk of interest rates moving unexpectedly, in which case the Funds may not achieve the anticipated benefits of the futures contracts and realize a loss. There is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

Inflation Focused Fund entered into CPI swaps for the fiscal year ended November 30, 2019 (as described in note 2(p)) to speculate the rate of inflation in the U.S. economy. The Fund’s use of CPI swaps involves the risk that Lord Abbett will not accurately predict expectations of inflation or interest rates, and the Fund’s returns could be reduced as a result. The Fund’s risk of loss from counterparty credit risk is the unrealized appreciation on CPI swaps. For the centrally cleared CPI swaps, there is minimal counterparty credit risk to the Fund since these CPI swaps are traded through a central clearinghouse. As a counterparty to all centrally cleared CPI swaps, the clearinghouse guarantees CPI swaps against default.

Core Plus Bond Fund, High Yield Fund, Income Fund, Short Duration Core Bond Fund and Short Duration Income Fund entered into credit default swaps for the fiscal year ended November 30, 2019 (as described in note 2(q)) for investment purposes, to economically hedge credit risk or for speculative purposes. Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy. Under a credit default swap one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statements of Operations. Each Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. For the centrally cleared credit default swaps, there is minimal counterparty credit risk to the Funds since these credit default swaps are traded through a central clearinghouse. As a counterparty to all centrally cleared credit default swaps, the clearinghouse guarantees credit default swaps against default.

Floating Rate Fund entered into total return swaps on indexes for the fiscal year ended November 30, 2019 (as described in note 2(s)) to hedge credit risk. The Fund may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market. The Fund may agree to make payments that are the equivalent of interest in exchange for the right to receive payments equivalent to any appreciation in the value of an underlying security, index or other asset, as well as receive payments equivalent to any distributions made on that asset, over the term of the swap. If the value of the asset underlying a total return swap declines over the term of the swap, the Fund also may be required to pay an amount equal to that decline in value to their counterparty.

Core Fixed Income Fund, Core Plus Bond Fund, Inflation Focused Fund and Total Return Fund entered into interest rate swaps for the fiscal year ended November 30, 2019 (as described in note 2(r)) in order to enhance returns or hedge against interest rate risk. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for

Notes to Financial Statements (continued)

another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. The interest rate swap agreement will normally be entered into on a zero coupon basis, meaning that the floating rate will be based on the cumulative of the variable rate, and the fixed rate will compound until the swap’s maturity date, at which point the payments would be netted.

As of November 30, 2019, each Fund had the following derivatives at fair value, grouped into appropriate risk categories that illustrate the Funds’ use of derivative instruments:

	Convertible Fund
Asset Derivatives		Foreign Currency Contracts
Forward Foreign Currency Exchange Contracts(1)		$179,346

Liability Derivatives
Forward Foreign Currency Exchange Contracts(2)		$73,966

	Core Fixed Income Fund
Asset Derivatives	Interest Rate Contracts	Foreign Currency Contracts
Centrally Cleared Interest Rate Swap Contracts(3)	$1,151,654	–
Forward Foreign Currency Exchange Contracts(1)	–	$650,402
Futures Contracts(4)	$28,125	–

Liability Derivatives
Futures Contracts(4)	$344,144	–

		Core Plus Bond Fund
Asset Derivatives	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts
Centrally Cleared Interest Rate Swap Contracts(3)	$23,361	–	–
Credit Default Swap Contracts(5)	–	–	$4,184
Forward Foreign Currency Exchange Contracts(1)	–	$438,272	–
Futures Contracts(4)	$698	–	–

Liability Derivatives
Credit Default Swap Contracts(5)	–	–	$10,594
Forward Foreign Currency Exchange Contracts(2)	–	$128	–
Futures Contracts(4)	$26,265	–	–

Notes to Financial Statements (continued)

	Corporate Bond Fund
Asset Derivatives		Interest Rate Contracts
Futures Contracts(4)		$3,751

Liability Derivatives
Futures Contracts(4)		$1,437

		Floating Rate Fund
Asset Derivatives	Equity Contracts	Interest Rate Contracts	Foreign Currency Contracts
Forward Foreign Currency Exchange Contracts(1)	–	–	$394,322
Futures Contracts(4)	–	$265,578	–
Total Return Swap Contracts(6)	$1,352,802	–	–

Liability Derivatives
Forward Foreign Currency Exchange Contracts(2)	–	–	$92,295
Futures Contracts(4)	–	$56,983	–

		High Yield Fund
Asset Derivatives	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts
Centrally Cleared Credit Default Swap Contracts(3)	–	–	$51,076
Forward Foreign Currency Exchange Contracts(1)	–	$927,394	–
Futures Contracts(4)	$3,061,168	–	–

Liability Derivatives
Credit Default Swap Contracts(5)	–	–	$8,584
Forward Foreign Currency Exchange Contracts(2)	–	$3,159,236	–
Futures Contracts(4)	$1,095,498	–	–

		Income Fund
Asset Derivatives	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts
Forward Foreign Currency Exchange Contracts(1)	–	$1,035,054	–
Futures Contracts(4)	$217,228	–	–

Liability Derivatives
Credit Default Swap Contracts(5)	–	–	$107,776
Futures Contracts(4)	$474,956	–	–

Notes to Financial Statements (continued)

		Inflation Focused Fund
Asset Derivatives	Interest Rate Contracts	Foreign Currency Contracts	Inflation Linked Contracts
Centrally Cleared CPI Swap Contracts(3)	–	–	$11,858,545
Centrally Cleared Interest Rate Swap Contracts(3)	$856,577	–	–
CPI Swap Contracts(7)	–	–	$8,795,084
Forward Foreign Currency Exchange Contracts(1)	–	$3,694	–
Futures Contracts(4)	$100,706	–	–

Liability Derivatives
Centrally Cleared CPI Swap Contracts(3)	–	–	$36,991,210
Centrally Cleared Interest Rate Swap Contracts(3)	$1,071,685	–	–
CPI Swap Contracts(8)	–	–	$143,881,454
Forward Foreign Currency Exchange Contracts(2)	–	$243	–
Futures Contracts(4)	$518,280	–	–

	Short Duration Core Bond Fund
Asset Derivatives	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts
Credit Default Swap Contracts(5)	–	–	$4,400
Forward Foreign Currency Exchange Contracts(1)	–	$39	–
Futures Contracts(4)	$2,510	–	–

Liability Derivatives
Futures Contracts(4)	$180	–	–

	Short Duration Income Fund
Asset Derivatives	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts
Credit Default Swap Contracts(5)	–	–	$2,726,295
Forward Foreign Currency Exchange Contracts(1)	–	$123,631	–
Futures Contracts(4)	$508,203	–	–

Liability Derivatives
Forward Foreign Currency Exchange Contracts(2)	–	$6,471	–
Futures Contracts(4)	$80,194	–	–

Notes to Financial Statements (continued)

	Total Return Fund
Asset Derivatives	Interest Rate Contracts	Foreign Currency Contracts
Centrally Cleared Interest Rate Swap Contracts(3)	$3,073,781	–
Forward Foreign Currency Exchange Contracts(1)	–	$11,003,347
Futures Contracts(4)	$143,148	–

Liability Derivatives
Centrally Cleared Interest Rate Swap Contracts(3)	$1,199,026	–
Futures Contracts(4)	$1,174,674	–

(1)	Statements of Assets and Liabilities location: Unrealized appreciation on forward foreign currency exchange contracts.
(2)	Statements of Assets and Liabilities location: Unrealized depreciation on forward foreign currency exchange contracts.
(3)	Statements of Assets and Liabilities location: Includes cumulative unrealized appreciation/depreciation of centrally cleared swap contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(4)	Statements of Assets and Liabilities location: Includes cumulative unrealized appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(5)	Statements of Assets and Liabilities location: Credit default swap agreements receivable/payable, at fair value.
(6)	Statements of Assets and Liabilities location: Total return swap, at fair value.
(7)	Statements of Assets and Liabilities location: Unrealized appreciation on CPI swaps.
(8)	Statements of Assets and Liabilities location: Unrealized depreciation on CPI swaps.

Transactions in derivative investments for the fiscal year ended November 30, 2019 were as Follows:

Convertible Fund
Foreign Currency Contracts
Net Realized Gain (Loss)
Forward Foreign Currency Exchange Contracts(1)	$826,603
Net Change in Unrealized Appreciation/Depreciation
Forward Foreign Currency Exchange Contracts(2)	$(251,996)
Average Number of Contracts/Notional Amounts*
Forward Foreign Currency Exchange Contracts(3)	$22,644,854

Notes to Financial Statements (continued)

Core Fixed Income Fund
		Interest Rate Contracts	Foreign Currency Contracts
Net Realized Gain (Loss)
Interest Rate Swap Contracts(4)		$(1,932,602)	–
Futures Contracts(5)		$10,755,934	–
Net Change in Unrealized Appreciation/Depreciation
Interest Rate Swap Contracts(6)		$1,151,654	–
Forward Foreign Currency Exchange Contracts(2)		–	$650,402
Futures Contracts(7)		$(325,992)	–
Average Number of Contracts/Notional Amounts*
Interest Rate Swap Contracts(3)		$126,082,294	–
Forward Foreign Currency Exchange Contracts(3)		–	$8,951,350
Futures Contracts(8)		1,719	–

		Core Plus Bond Fund
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts
Net Realized Gain (Loss)
Credit Default Swaps Contracts(4)	–	–	$(17,360)
Interest Rate Swap Contracts(4)	$(29,828)	–	–
Forward Foreign Currency Exchange Contracts(1)	–	$6,544	–
Futures Contracts(5)	$328,939	–	–
Net Change in Unrealized Appreciation/Depreciation
Credit Default Swap Contracts(6)	–	–	$54,570
Interest Rate Swap Contracts(6)	$23,361	–	–
Forward Foreign Currency Exchange Contracts(2)	–	$432,756	–
Futures Contracts(7)	$(21,968)	–	–
Average Number of Contracts/Notional Amounts*
Credit Default Swap Contracts(3)	–	–	$1,568,462
Interest Rate Swap Contracts(3)	$2,135,392	–	–
Forward Foreign Currency Exchange Contracts(3)	–	$2,728,711	–
Futures Contracts(8)	103	–	–

Notes to Financial Statements (continued)

		Corporate Bond Fund
			Interest Rate Contracts
Net Realized Gain (Loss)
Futures Contracts(5)			$(50,805)
Net Change in Unrealized Appreciation/Depreciation
Futures Contracts(7)			$6,095
Average Number of Contracts/Notional Amounts*
Futures Contracts(8)			29

			Floating Rate Fund
	Interest Rate Contracts	Foreign Currency Contracts	Equity Contracts	Credit Contracts
Net Realized Gain (Loss)
Credit Default Swaps Contracts(4)	–	–	–	$332,163
Forward Foreign Currency Exchange Contracts(1)	–	$2,150,976	–	–
Futures Contracts(5)	$(11,213,814)	–	–	–
Total Return Swap Contracts(4)	$–	–	$(10,605,722)	–
Net Change in Unrealized Appreciation/Depreciation
Credit Default Swap Contracts(6)	–	–	–	$2,027,045
Forward Foreign Currency Exchange Contracts(2)	–	$(650,572)	–	–
Futures Contracts(7)	$1,117,414	–	–	–
Total Return Swap Contracts(6)	–	–	$6,822,035	–
Average Number of Contracts/Notional Amounts*
Credit Default Swap Contracts(3)	–	–	–	$90,263,695
Forward Foreign Currency Exchange Contracts(3)	–	$83,732,762	–	–
Futures Contracts(8)	3,326	–	–	–
Total Return Swap Contracts(3)	–	–	$185,230,770	–

Notes to Financial Statements (continued)

High Yield Fund
	Interest Rate Contracts	Foreign Currency Contracts	Equity Contracts	Credit Contracts
Net Realized Gain (Loss)
Credit Default Swap Contracts(4)	–	–	–	$11,569,450
Forward Foreign Currency Exchange Contracts(1)	–	$18,242,365	–	–
Futures Contracts(5)	$(27,313,112)	–	–	–
Total Return Swap Contracts(4)	–	–	$(1,530,668)	–
Net Change in Unrealized Appreciation/Depreciation
Credit Default Swap Contracts(6)	–	–	–	$793,941
Forward Foreign Currency Exchange Contracts(2)	–	$(7,328,333)	–	–
Futures Contracts(7)	$3,118,767	–	–	–
Total Return Swap Contracts(6)	$28,345	–	–	–
Average Number of Contracts/Notional Amounts*
Credit Default Swap Contracts(3)	–	–	–	$125,859,805
Forward Foreign Currency Exchange Contracts(3)	–	$282,987,755	–	–
Futures Contracts(8)	14,747	–	–	–
Total Return Swap Contracts(3)	–	$8,660,846	–	–

Notes to Financial Statements (continued)

Income Fund
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts
Net Realized Gain (Loss)
Credit Default Swap Contracts(4)	–	–	$(55,501)
Forward Foreign Currency Exchange Contracts(1)	–	$415,672	–
Futures Contracts(5)	$10,537,240	–	–
Net Change in Unrealized Appreciation/Depreciation
Credit Default Swap Contracts(6)	–	–	$(53,370)
Forward Foreign Currency Exchange Contracts(2)	–	$738,100	–
Futures Contracts(7)	$162,995	–	–
Average Number of Contracts/Notional Amounts*
Credit Default Swap Contracts(3)	–	–	$8,877,000
Forward Foreign Currency Exchange Contracts(3)	–	$14,986,873	–
Futures Contracts(8)	4,994	–	–

Inflation Focused Fund
	Interest Rate Contracts	Foreign Currency Contracts	Inflation Linked Contracts
Net Realized Gain (Loss)
CPI Swap Contracts(4)	–	–	$(4,840,168)
Forward Foreign Currency Exchange Contracts(1)	–	$59,311	–
Futures Contracts(5)	$8,537,355	–	–
Net Change in Unrealized Appreciation/Depreciation
CPI Swap Contracts(6)	–	–	$(54,378,245)
Forward Foreign Currency Exchange Contracts(2)	–	$(46,190)	–
Futures Contracts(7)	$(227,190)	–	–
Interest Rate Swap Contracts(6)	$(215,108)	–	–
Average Number of Contracts/Notional Amounts*
CPI Swap Contracts(3)	–	–	$4,256,000,000
Interest Rate Swap Contracts(6)	$83,528,486	–	–
Forward Foreign Currency Exchange Contracts(3)	–	$1,407,270	–
Futures Contracts(8)	4,066	–	–

Notes to Financial Statements (continued)

Short Duration Core Bond Fund
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts
Net Realized Gain (Loss)
Credit Default Swap Contracts(4)	–	–	$4,137
Forward Foreign Currency Exchange Contracts(1)	–	$(1,209)	–
Futures Contracts(5)	$(40,754)	–	–
Net Change in Unrealized Appreciation/Depreciation
Credit Default Swap Contracts(6)	–	–	$5,736
Forward Foreign Currency Exchange Contracts(2)	–	$39	–
Futures Contracts(7)	$3,512	–	–
Average Number of Contracts/Notional Amounts*
Credit Default Swaps(3)	–	–	$238,000
Forward Foreign Currency Exchange Contracts(3)	–	$78,545	–
Futures Contracts(8)	22	–	–

Short Duration Income Fund
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts
Net Realized Gain (Loss)
Credit Default Swaps Contracts(4)	–	–	$3,876,466
Forward Foreign Currency Exchange Contracts(1)	–	$2,196,240	–
Futures Contracts(5)	$35,280,889	–	–
Net Change in Unrealized Appreciation/Depreciation
Credit Default Swaps Contracts(6)	–	–	$7,058,269
Forward Foreign Currency Exchange Contracts(2)	–	$(1,721,864)	–
Futures Contracts(7)	$2,060,809	–	–
Average Number of Contracts/Notional Amounts*
Credit Default Swaps Contracts(3)	–	–	$195,000,000
Forward Foreign Currency Exchange Contracts(3)	–	$49,588,962	–
Futures Contracts(8)	34,755	–	–

Notes to Financial Statements (continued)

Total Return Fund
	Interest Rate Contracts	Foreign Currency Contracts
Net Realized Gain (Loss)
Interest Rate Swap Contracts(4)	$(3,955,295)	–
Forward Foreign Currency Exchange Contracts(1)	–	$178,060
Futures Contracts(5)	$38,537,089	–
Net Change in Unrealized Appreciation/Depreciation
Interest Rate Swap Contracts(6)	$1,874,755	–
Forward Foreign Currency Exchange Contracts(2)	–	$10,810,728
Futures Contracts(7)	$(1,117,313)	–
Average Number of Contracts/Notional Amounts*
Centrally Cleared Interest Rate Swap Contracts(3)	$321,196,075	–
Forward Foreign Currency Exchange Contracts(3)	–	$72,749,536
Futures Contracts(8)	5,215	–

*	Calculated based on the number of contracts or notional amounts for the fiscal year ended November 30, 2019.
(1)	Statements of Operations location: Net realized gain(loss) on foreign currency exchange contracts.
(2)	Statements of Operations location: Net change in unrealized appreciation/depreciation on foreign currency exchange contracts.
(3)	Amount represents notional amounts in U.S. dollars.
(4)	Statements of Operations location: Net realized gain (loss) on swap contracts.
(5)	Statements of Operations location: Net realized gain(loss) on futures contracts.
(6)	Statements of Operations location: Net change in unrealized appreciation/depreciation on swap contracts.
(7)	Statements of Operations location: Net change in unrealized appreciation/depreciation on futures contracts.
(8)	Amount represents number of contracts.

7.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the Statements of Assets and Liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by a counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Funds’ accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the Statement of Assets and Liabilities across transactions between the Funds and the applicable counterparty:

Notes to Financial Statements (continued)

			Convertible Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$179,346	$–	$179,346
Repurchase Agreement	20,126,096	–	20,126,096
Total	$20,305,442	$–	$20,305,442

	Net Amounts of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Barclays Bank plc	$89,521	$–	$–	$–	$89,521
Fixed Income Clearing Corp.	20,126,096	–	–	(20,126,096)	–
State Street Bank and Trust	89,825	–	–	–	89,825
Total	$20,305,442	$–	$–	$(20,126,096)	$179,346

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$73,966	$–	$73,966
Total	$73,966	$–	$73,966

	Net Amounts of Liabilities Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged(a)	Securities Collateral Pledged(a)	Net Amount(c)
Bank of America	$73,966	$–	$–	$–	$73,966
Total	$73,966	$–	$–	$–	$73,966

	Core Fixed Income Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$650,402	$–	$650,402
Repurchase Agreements	28,927,863	–	28,927,863
Total	$29,578,265	$–	$29,578,265

Notes to Financial Statements (continued)

				Core Fixed Income Fund
	Net Amounts of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$10,927,863	$–	$–	$(10,927,863)	$–
J.P. Morgan	650,402	–	–	–	650,402
JPMorgan Chase & Co.	12,000,000	–	–	(12,000,000)	–
Toronto Dominion Grand Cayman	6,000,000	–	–	(6,000,000)	–
Total	$29,578,265	$–	$–	$(28,927,863)	$650,402

	Core Plus Income Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Credit Default Swap Contracts	$4,184	$–	$4,184
Forward Foreign Currency Exchange Contracts	438,272	–	438,272
Repurchase Agreement	8,508,146	–	8,508,146
Total	$8,950,602	$–	$8,950,602

	Net Amounts of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Barclays Bank plc	$438,149	$–	$–	$–	$438,149
Fixed Income Clearing Corp.	8,508,146	–	–	(8,508,146)	–
Morgan Stanley	4,184	(4,184)	–	–	–
Toronto Dominion Bank	123	(123)	–	–	–
Total	$8,950,602	$(4,307)	$–	$(8,508,146)	$438,149

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Credit Default Swap Contracts	$10,594	$–	$10,594
Forward Foreign Currency Exchange Contracts	128	–	128
Total	$10,722	$–	$10,722

	Net Amounts of Liabilities Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged(a)	Securities Collateral Pledged(a)	Net Amount(c)
Morgan Stanley	$10,594	$(4,184)	$–	$–	$6,410
Toronto Dominion Grand Cayman	128	(123)	–	–	5
Total	$10,722	$(4,307)	$–	$–	$6,415

Notes to Financial Statements (continued)

Corporate Bond Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreement	$398,524	$–	$398,524
Total	$398,524	$–	$398,524

	Net Amounts of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$398,524	$–	$–	$(398,524)	$–
Total	$398,524	$–	$–	$(398,524)	$–

			Floating Rate Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$394,322	$–	$394,322
Total Return Swap Contracts	1,352,802	–	1,352,802
Repurchase Agreements	575,246,428	–	575,246,428
Total	$576,993,552	$–	$576,993,552

	Net Amounts of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Barclays Bank plc	$1,031,812	$–	$(50,000)	$–	$981,812
Fixed Income Clearing Corp.	123,246,428	–	–	(123,246,428)	–
J.P. Morgan	320,990	(26,785)	–	–	294,205
JPMorgan Chase & Co.	279,000,000	–	–	(279,000,000)	–
State Street Bank and Trust	394,322	(30,404)	–	(363,918)	–
Toronto Dominion Grand Cayman	173,000,000	–	–	(173,000,000)	–
Total	$576,993,552	$(57,189)	$(50,000)	$(575,610,346)	$1,276,017

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$92,295	$–	$92,295
Total	$92,295	$–	$92,295

Notes to Financial Statements (continued)

			Floating Rate Fund
	Net Amounts of Liabilities Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged(a)	Securities Collateral Pledged(a)	Net Amount(c)
J.P. Morgan	$26,785	$(26,785)	$–	$–	$–
Morgan Stanley	35,106	–	–	–	35,106
Street Bank and Trust	30,404	(30,404)	–	–	–
Total	$92,295	$(57,189)	$–	$–	$35,106

			High Yield Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$927,394	$–	$927,394
Repurchase Agreement	102,533,222	–	102,533,222
Total	$103,460,616	$–	$103,460,616

	Net Amounts of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Barclays Bank plc	$3,499	$–	$–	$–	$3,499
Fixed Income Clearing Corp.	102,533,222	–	–	(102,533,222)	–
Morgan Stanley	155,313	(15,971)	–	–	139,342
State Street Bank and Trust	729,327	(729,327)	–	–	–
Toronto Dominion Bank	39,255	(5,021)	–	–	34,234
Total	$103,460,616	$(750,319)	$–	$(102,533,222)	$177,075

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Credit Default Swap Contracts	$8,584	$–	$8,584
Forward Foreign Currency Exchange Contracts	3,159,236	–	3,159,236
Total	$3,167,820	$–	$3,167,820

	Net Amounts of Liabilities Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged(a)	Securities Collateral Pledged(a)	Net Amount(c)
J.P. Morgan	$31,779	$–	$(30,000)	$–	$1,779
Morgan Stanley	15,971	(15,971)	–	–	–
State Street Bank and Trust	3,068,103	(729,327)	(2,150,000)	–	188,776
Toronto Dominion Grand Cayman	5,021	(5,021)	–	–	–
UBS AG	46,946	–	–	–	46,946
Total	$3,167,820	$(750,319)	$(2,180,000)	$–	$237,501

Notes to Financial Statements (continued)

			Income Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$1,035,054	$–	$1,035,054
Repurchase Agreement	20,331,564	–	20,331,564
Total	$21,366,618	$–	$21,366,618

	Net Amounts of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Bank of America	$952,556	$–	$(952,556)	$–	$–
BNP Paribas S.A.	27,742	–	–	–	27,742
Fixed Income Clearing Corp.	20,331,564	–	–	(20,331,564)	–
State Street Bank and Trust	54,756	–	–	–	54,756
Total	$21,366,618	$–	$(952,556)	$(20,331,564)	$82,498

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Credit Default Swap Contracts	$107,776	$–	$107,776
Total	$107,776	$–	$107,776

	Net Amounts of Liabilities Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged(a)	Securities Collateral Pledged(a)	Net Amount(c)
Morgan Stanley	$107,776	$–	$(60,000)	$–	$47,776
Total	$107,776	$–	$(60,000)	$–	$47,776

		Inflation Focused Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Consumer Price Index (“CPI”) Swap Contracts	$8,795,084	$–	$8,795,084
Forward Foreign Currency Exchange Contracts	3,694	–	3,694
Repurchase Agreement	12,313,880	–	12,313,880
Total	$21,112,658	$–	$21,112,658

Notes to Financial Statements (continued)

				Inflation Focused Fund
	Net Amounts of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Bank of America	$3,060,490	$(3,060,490)	$–	$–	$–
Barclays Bank plc	1,588,993	(1,588,993)	–	–	–
Deutsche Bank AG	561,792	(561,792)	–	–	–
Fixed Income Clearing Corp.	12,313,880	–	–	(12,313,880)	–
Goldman Sachs	3,583,809	(3,583,809)	–	–	–
J.P. Morgan	2,861	(2,861)	–	–	–
State Street Bank and Trust	833	(243)	–	–	590
Total	$21,112,658	$(8,798,188)	$–	$(12,313,880)	$590

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Consumer Price Index (“CPI”) Swap Contracts	$143,881,454	$–	$143,881,454
Forward Foreign Currency Exchange Contracts	243	–	243
Total	$143,881,697	$–	$143,881,697

	Net Amounts of Liabilities Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged(a)	Securities Collateral Pledged(a)	Net Amount(c)
Bank of America	$25,361,533	$(3,060,490)	$(22,301,043)	$–	$–
Barclays Bank plc	18,900,032	(1,588,993)	(17,040,000)	–	271,039
Credit Suisse	6,194,122	–	(6,000,000)	–	194,122
Deutsche Bank AG	36,671,057	(561,792)	(36,030,000)	–	79,265
Goldman Sachs	25,071,534	(3,583,809)	(21,040,000)	–	447,725
J.P. Morgan	21,630,877	(2,861)	(21,590,000)	–	38,016
Merrill Lynch	1,364,493	–	(388,957)	–	975,536
State Street Bank and Trust	243	(243)	–	–	–
Wells Fargo	8,687,806	–	(8,660,000)	–	27,806
Total	$143,881,697	$(8,798,188)	$(133,050,000)	$–	$2,033,509

		Short Duration Core Bond Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Credit Default Swap Contracts	$4,400	$–	$4,400
Forward Foreign Currency Exchange Contracts	39	–	39
Repurchase Agreement	1,588,329	–	1,588,329
Total	$1,592,768	$–	$1,592,768

Notes to Financial Statements (continued)

			Short Duration Core Bond Fund
	Net Amounts of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Barclays Bank plc	$39	$–	$–	$–	$39
Fixed Income Clearing Corp.	1,588,329	–	–	(1,588,329)	–
Morgan Stanley	4,400	–	–	–	4,400
Total	$1,592,768	$–	$–	$(1,588,329)	$4,439

	Short Duration Income Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Credit Default Swap Contracts	$2,726,295	$–	$2,726,295
Forward Foreign Currency Exchange Contracts	123,631	–	123,631
Repurchase Agreement	137,171,299	–	137,171,299
Total	$140,021,225	$–	$140,021,225

	Net Amounts of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Credit Suisse	$938,278	$–	$(790,000)	$–	$148,278
Deutsche Bank	588,627	–	(500,000)	–	88,627
Fixed Income Clearing Corp.	137,171,299	–	–	(137,171,299)	–
J.P. Morgan	95,367	–	–	–	95,367
Morgan Stanley	1,199,390	–	(1,150,000)	–	49,390
State Street Bank and Trust	28,264	(6,471)	–	–	21,793
Total	$140,021,225	$(6,471)	$(2,440,000)	$(137,171,299)	$403,455

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$6,471	$–	$6,471
Total	$6,471	$–	$6,471

	Net Amounts of Liabilities Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged(a)	Securities Collateral Pledged(a)	Net Amount(c)
State Street Bank and Trust	$6,471	$(6,471)	$–	$–	$–
Total	$6,471	$(6,471)	$–	$–	$–

Notes to Financial Statements (continued)

			Total Return Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$11,003,347	$–	$11,003,347
Repurchase Agreements	125,754,447	–	125,754,447
Total	$136,757,794	$–	$136,757,794

	Net Amounts of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Bank of America	$10,959,357	$–	$(10,959,357)	$–	$–
BNP Paribas S.A.	27,742	–	–	–	27,742
Fixed Income Clearing Corp.	10,754,447	–	–	(10,754,447)	–
JPMorgan Chase & Co.	58,000,000	–	–	(58,000,000)	–
State Street Bank and Trust	16,248	–	–	–	16,248
Toronto Dominion Grand Cayman	57,000,000	–	–	(57,000,000)	–
Total	$136,757,794	$–	$(10,959,357)	$(125,754,447)	$43,990

	Ultra Short Bond Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreement	$30,478,097	$–	$30,478,097
Total	$30,478,097	$–	$30,478,097

	Net Amounts of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$30,478,097	$–	$–	$(30,478,097)	$–
Total	$30,478,097	$–	$–	$(30,478,097)	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets (liabilities) presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of November 30, 2019.
(c)	Net amount represents the amount owed by the Fund to the counterparty as of November 30, 2019.

8.	TRUSTEES’ REMUNERATION

The Trust’s officers and one Trustee, who are associated with Lord Abbett, do not receive any compensation from the Trust for serving in such capacities. Independent Trustees’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Trustees under which Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Trustees’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds.

Notes to Financial Statements (continued)

Such amounts and earnings accrued thereon are included in Trustees’ fees on the Statements of Operations and in Trustees’ fees payable on the Statements of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

9.	EXPENSE REDUCTIONS

The Trust has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of each Fund’s expenses.

10.	LINE OF CREDIT

For the period ended December 20, 2018, the Funds, except Ultra Short Bond Fund, and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into a syndicated line of credit facility with various lenders for $1.06 billion (the “Syndicated Facility”), whereas State Street Bank and Trust Company (“SSB”) participates as a lender and as agent for the lenders. The Participating Funds are subject to graduated borrowing limits of one-third of Fund net assets (if Fund net assets are less than $750 million), $250 million, $300 million, $350 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors.

For the period December 21, 2018 through August 7, 2019, the Participating Funds entered into a Syndicated Facility with various lenders for $1.1 billion whereas SSB participated as a lender and as agent for the lenders. The Participating Funds were subject to graduated borrowing limits of one-third of Fund net assets (if Fund net assets are less than $750 million), $250 million, $300 million, $350 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors.

Effective August 8, 2019, the Participating Funds entered into a Syndicated Facility with various lenders for $1.17 billion whereas SSB participates as a lender and as agent for the lenders. The Participating Funds are subject to graduated borrowing limits of one-third of Fund net assets (if net assets are less than $750 million), $250 million, $300 million, $500 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors.

For the period ended August 7, 2019, the Participating Funds entered into an additional line of credit facility with SSB for $250 million (the “Bilateral Facility” and together with the Syndicated Facility, the “Facilities”). Under the Bilateral Facility, each Participating Fund may borrow up to the lesser of $250 million or one-third of Fund net assets.

Effective August 8, 2019, the Participating Funds entered into a Bilateral Facility with SSB for $330 million ($250 million committed and $80 million uncommitted). Under the Bilateral Facility, the Participating Funds are subject to graduated borrowing limits of one-third of Fund net assets (if net assets are less than $750 million), $250 million, $300 million, or $330 million, based on past borrowings and likelihood of future borrowings, among other factors.

The Facilities are to be used for temporary or emergency purposes as an additional source of liquidity to satisfy redemptions.

For the fiscal year ended November 30, 2019, the Funds did not utilize the Facilities.

11.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”) certain registered open-end management investment companies managed by

Notes to Financial Statements (continued)

Lord Abbett, including each Fund, participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the Funds to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

During the fiscal year ended November 30, 2019, Ultra Short Bond Fund participated as a lender in the Interfund Lending Program. For the period in which the loan was outstanding, the average amount loaned, interest rate and interest income were as follows:

Fund	Average Loan	Average Interest Rate	Interest Income*
Ultra Short Bond Fund	$18,494,966	2.420%	1,226

*	Statement of Operations location: Interest earned from Interfund Lending.

During the fiscal year ended November 30, 2019, High Yield Fund participated as a borrower in the Interfund Lending Program. The average amount borrowed, interest rate and interest expense were as follows:

Fund	Average Loan	Average Interest Rate	Interest Expense*
High Yield Fund	$29,737,040	2.308%	$3,691

*	Statement of Operations location: Interest paid from Interfund Lending.

12.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Trust’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating each Fund’s NAV.

13.	INVESTMENT RISKS

Each Fund is subject to the general risks and considerations associated with investing in fixed income securities and to the changing prospects of individual companies and/or sectors in which the Funds invest. The value of an investment will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of fixed income securities are likely to decline; when interest rates fall, such prices tend to rise. Longer-term securities are usually more sensitive to interest rate changes. There is also the risk that an issuer of a fixed income security will fail to make timely payments of principal and/or interest to a Fund, a risk that is greater with high-yield bonds (sometimes called “junk bonds”) in which one or more of the Funds may invest. Some issuers, particularly of high-yield bonds, may default as to principal and/or interest payments after a Fund purchases their securities. A default, or concerns in the market about an increase in risk of default, may result in losses to each Fund. High-yield bonds are subject to greater price fluctuations and increased liquidity risk, as well as additional risks.

Because the Ultra Short Bond Fund invests a significant portion of its assets in securities issued by companies in the financial services industry, developments affecting this industry may have a disproportionate impact on the Fund. Interest rate risk, credit risk, and the risk of regulatory changes in the financial services industry, among other risks, may have a negative effect on companies in the financial services industry.

The values of equity holdings of Convertible Fund will fluctuate in response to movements in the equity securities market in general and to the changing prospects of the individual companies and/or sectors in which the Fund invests.

Notes to Financial Statements (continued)

Convertible Fund, High Yield Fund, Income Fund, Inflation Focused Fund, and Short Duration Income Fund are subject to the general risks and considerations associated with investing in convertible securities, which have both equity and fixed income risk characteristics including market, credit, liquidity, and interest rate risks. Generally, convertible securities offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising equity securities market than equity securities. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for stocks or bonds. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks.

Each Fund’s investment exposure to foreign (which may include emerging market) companies presents increased market, liquidity, currency, political, information and other risks. The cost of a Fund’s potential use of forward foreign currency exchange contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions prevailing.

Each Fund is subject to the risks associated with derivatives, which may be different from and greater than the risks associated with directly investing in securities. Derivatives may be subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Illiquid securities may lower the Funds’ returns since the Funds may be unable to sell these securities at their desired time or price. Derivatives also may involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the value of the underlying asset, rate or index. Whether a Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements, changes in foreign exchange and interest rates, and other factors. If a Fund incorrectly forecasts these and other factors, its performance could suffer. A Fund’s use of derivatives could result in a loss exceeding the amount of the Fund’s investment in these instruments.

Each Fund may invest in swap contracts. Swap contracts are bi-lateral agreements between a fund and its counterparty. Each party is exposed to the risk of default by the other in addition to the risks associated with investing in derivatives discussed above. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Funds.

The Funds are subject to the risks of investing in credit default swap contracts. The risks associated with the Funds’ investment in credit default swaps are greater than if the Funds invested directly in the reference obligation because they are subject to liquidity risk, counterparty risk, and credit risk at both the counterparty and underlying issuer levels in addition to the risks associated with investing in derivatives discussed above.

Each Fund’s exposure to inflation-linked investments, such as Treasury Inflation Protected Securities, may be vulnerable to changes in expectations of inflation or interest rates and there is no guarantee that the Fund’s use of these instruments will be successful.

The Funds are subject to the risks of investing in floating rate or adjustable rate senior loans, which are subject to increased credit and liquidity risks. Senior loans are business loans made to borrowers that may be U.S. or foreign corporations, partnerships or other business entities. The senior loans in which Core Fixed Income Fund, Core Plus Bond Fund, Floating Rate Fund, High Yield Fund, Income Fund, Inflation Focused Fund, Short Duration Income Fund and Total Return Fund may invest may consist primarily of senior loans that are rated below investment grade or, if unrated, deemed by Lord Abbett to be equivalent to below investment grade securities. Below investment grade senior

Notes to Financial Statements (continued)

loans, as in the case of high-yield debt securities, or junk bonds, are usually more credit sensitive than interest rate sensitive, although the value of these instruments may be impacted by broader interest rate swings in the overall fixed income market. In addition, Floating Rate Fund may invest up to 20% of its total assets in senior loans that are not secured by any specific collateral.

Each Fund is subject to the risk of investing in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. Government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law. Consequently, the Fund may be required to look principally to the agency issuing or guaranteeing the obligation.

Convertible Fund, Core Fixed Income Fund, Core Plus Bond Fund, Floating Rate Fund, High Yield Fund, Income Fund, Inflation Focused Fund, Short Duration Core Bond Fund, Short Duration Income Fund and Total Return Fund are subject to the risks of investing in asset backed securities and mortgage-related securities, including those of such Government sponsored enterprises as Fannie Mae and Freddie Mac. In addition, these Funds may invest in non-agency backed and mortgage related securities, which are issued by the private institutions, not by the government-sponsored enterprises. Such securities may be particularly sensitive to changes in economic conditions, including delinquencies and/or defaults, and changes in prevailing interest rates. These changes can affect the value, income and/or liquidity of such positions. When interest rates are declining, the value of these securities with prepayment features may not increase as much as other fixed income securities. Early principal repayment may deprive a Fund of income payments above current markets rates. The prepayment rate also will affect the price and volatility of a mortgage-related security. In addition, securities of government sponsored enterprises are guaranteed with respect to the timely payment of interest and principal by the particular enterprise involved, not by the U.S. Government.

These factors and others, can affect each Fund’s performance.

14.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of beneficial interest were as follows:

Convertible Fund	Year Ended November 30, 2019		Year Ended November 30, 2018
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	3,380,102	$44,939,579	4,958,401	$67,270,445
Converted from Class B*	–	–	6,235	82,233
Converted from Class C**	287,550	3,900,648	584,452	7,978,508
Reinvestment of distributions	730,593	8,876,988	183,983	2,459,369
Shares reacquired	(4,385,388)	(57,902,914)	(4,390,057)	(58,751,103)
Increase (decrease)	12,857	$(185,699)	1,343,014	$19,039,452

Class B Shares
Reinvestment of distributions	–	$–	136	$1,783
Shares reacquired	–	–	(8,987)	(119,656)
Converted to Class A*	–	–	(6,207)	(82,233)
Decrease	–	$–	(15,058)	$(200,106)

Notes to Financial Statements (continued)

Convertible Fund	Year Ended November 30, 2019		Year Ended November 30, 2018
Class C Shares	Shares	Amount	Shares	Amount
Shares sold	776,634	$10,111,279	948,417	$12,778,141
Reinvestment of distributions	166,030	1,992,370	37,463	492,527
Shares reacquired	(667,099)	(8,678,358)	(663,701)	(8,858,508)
Converted to Class A**	(289,373)	(3,900,648)	(588,322)	(7,978,508)
Decrease	(13,808)	$(475,357)	(266,143)	$(3,566,348)

Class F Shares
Shares sold	5,383,567	$70,660,540	9,171,694	$124,133,676
Reinvestment of distributions	848,918	10,315,562	216,930	2,903,036
Shares reacquired	(9,233,441)	(119,017,322)	(5,281,534)	(70,983,367)
Increase (decrease)	(3,000,956)	$(38,041,220)	4,107,090	$56,053,345

Class F3 Shares
Shares sold	170,372	$2,307,163	310,996	$4,212,635
Reinvestment of distributions	39,345	482,581	7,769	104,716
Shares reacquired	(146,880)	(1,956,194)	(107,907)	(1,461,940)
Increase	62,837	$833,550	210,858	$2,855,411

Class I Shares
Shares sold	1,190,978	$15,911,357	3,321,079	$45,643,567
Reinvestment of distributions	2,610,245	31,865,489	899,257	12,055,156
Shares reacquired	(17,658,952)	(236,940,945)	(10,128,381)	(137,396,647)
Decrease	(13,857,729)	$(189,164,099)	(5,908,045)	$(79,697,924)

Class P Shares
Shares sold	304	$3,993	195	$2,649
Reinvestment of distributions	324	3,996	76	1,030
Shares reacquired	(123)	(1,716)	(31)	(421)
Increase	505	$6,273	240	$3,258

Class R2 Shares
Shares sold	361	$4,777	477	$6,575
Reinvestment of distributions	219	2,695	48	653
Shares reacquired	(1,978)	(27,376)	(4,081)	(55,686)
Decrease	(1,398)	$(19,904)	(3,556)	$(48,458)

Class R3 Shares
Shares sold	273,665	$3,617,998	407,658	$5,512,069
Reinvestment of distributions	48,486	585,569	7,881	104,745
Shares reacquired	(234,211)	(3,092,642)	(184,023)	(2,495,122)
Increase	87,940	$1,110,925	231,516	$3,121,692

Class R4 Shares
Shares sold	940	$12,053	3,645	$48,407
Reinvestment of distributions	382	4,651	44	600
Shares reacquired	(5)	(67)	(3,237)	(42,346)
Increase	1,317	$16,637	452	$6,661

Notes to Financial Statements (continued)

		Year Ended		Year Ended
Convertible Fund	November 30, 2019		November 30, 2018
Class R5 Shares	Shares	Amount	Shares	Amount
Shares sold	56,284	$766,633	512,510	$6,864,120
Reinvestment of distributions	1,195	15,159	225	3,013
Shares reacquired	(9,567)	(132,229)	(511,764)	(6,817,312)
Increase	47,912	$649,563	971	$49,821

Class R6 Shares
Shares sold	575,835	$7,816,380	713,762	$9,633,978
Reinvestment of distributions	5,938	73,260	1,377	18,548
Shares reacquired	(560,976)	(7,484,625)	(563,195)	(7,485,313)
Increase	20,797	$405,015	151,944	$2,167,213

	Year Ended		Year Ended
Core Fixed Income Fund	November 30, 2019		November 30, 2018
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	13,446,637	$145,715,697	7,493,147	$79,496,080
Converted from Class B*	–	–	15,391	164,798
Converted from Class C**	517,732	5,654,420	490,948	5,183,375
Reinvestment of distributions	1,057,364	11,480,965	1,164,110	12,299,760
Shares reacquired	(9,740,012)	(105,040,390)	(12,409,034)	(131,502,217)
Increase (decrease)	5,281,721	$57,810,692	(3,245,438)	$(34,358,204)

Class B Shares
Shares sold	–	$–	8	$177
Reinvestment of distributions	–	–	142	1,522
Shares reacquired	–	–	(49,544)	(531,533)
Converted to Class A*	–	–	(15,436)	(164,798)
Decrease	–	$–	(64,830)	$(694,632)

Class C Shares
Shares sold	1,211,352	$13,072,088	313,212	$3,319,667
Reinvestment of distributions	73,164	789,392	106,761	1,124,116
Shares reacquired	(975,933)	(10,462,492)	(2,016,288)	(21,238,948)
Converted to Class A**	(520,055)	(5,654,420)	(492,834)	(5,183,375)
Decrease	(211,472)	$(2,255,432)	(2,089,149)	$(21,978,540)

Class F Shares
Shares sold	12,643,085	$137,421,753	6,115,076	$64,735,065
Reinvestment of distributions	397,651	4,324,960	419,343	4,432,326
Shares reacquired	(6,092,920)	(65,671,544)	(12,175,316)	(129,058,705)
Increase (decrease)	6,947,816	$76,075,169	(5,640,897)	$(59,891,314)

Class F3 Shares
Shares sold	9,506,089	$103,466,230	9,872,752	$104,801,511
Reinvestment of distributions	705,629	7,666,672	877,421	9,280,165
Shares reacquired	(5,354,933)	(57,807,087)	(15,554,262)	(164,110,209)
Increase (decrease)	4,856,785	$53,325,815	(4,804,089)	$(50,028,533)

Notes to Financial Statements (continued)

	Year Ended		Year Ended
Core Fixed Income Fund	November 30, 2019		November 30, 2018
Class I Shares	Shares	Amount	Shares	Amount
Shares sold	20,337,463	$220,447,076	4,003,386	$42,450,113
Reinvestment of distributions	695,964	7,588,962	585,704	6,183,641
Shares reacquired	(6,930,188)	(74,570,651)	(3,309,805)	(34,923,506)
Increase	14,103,239	$153,465,387	1,279,285	$13,710,248

Class P Shares
Reinvestment of distributions	0.30	$3	0.30	$3
Increase	0.30	$3	0.30	$3

Class R2 Shares
Shares sold	13,633	$146,754	11,053	$117,679
Reinvestment of distributions	921	9,991	1,024	10,827
Shares reacquired	(27,533)	(296,455)	(38,692)	(410,041)
Decrease	(12,979)	$(139,710)	(26,615)	$(281,535)

Class R3 Shares
Shares sold	261,718	$2,829,426	311,838	$3,321,381
Reinvestment of distributions	26,359	285,769	33,158	350,546
Shares reacquired	(383,202)	(4,166,104)	(623,681)	(6,647,507)
Decrease	(95,125)	$(1,050,909)	(278,685)	$(2,975,580)

Class R4 Shares
Shares sold	320,116	$3,488,702	342,287	$3,644,357
Reinvestment of distributions	11,325	123,023	16,911	178,429
Shares reacquired	(440,489)	(4,659,324)	(171,822)	(1,817,861)
Increase (decrease)	(109,048)	$(1,047,599)	187,376	$2,004,925

Class R5 Shares
Shares sold	57,228	$616,677	22,510	$241,212
Reinvestment of distributions	2,786	30,335	2,353	24,847
Shares reacquired	(14,719)	(158,174)	(20,538)	(218,911)
Increase	45,295	$488,838	4,325	$47,148

Class R6 Shares
Shares sold	174,446	$1,882,310	186,167	$1,965,876
Reinvestment of distributions	118,949	1,290,556	125,284	1,323,068
Shares reacquired	(539,460)	(5,938,570)	(96,874)	(1,029,232)
Increase (decrease)	(246,065)	$(2,765,704)	214,577	$2,259,712

	Year Ended		Year Ended
Core Plus Bond Fund	November 30, 2019		November 30, 2018
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	1,770,749	$26,913,154	22,078	$328,196
Converted from Class C**	197	3,010	–	–
Reinvestment of distributions	25,678	389,024	16,301	239,857
Shares reacquired	(645,204)	(9,845,313)	(24,532)	(361,159)
Increase	1,151,420	$17,459,875	13,847	$206,894

Notes to Financial Statements (continued)

	Year Ended		Year Ended
Core Plus Bond Fund	November 30, 2019		November 30, 2018
Class C Shares	Shares	Amount	Shares	Amount
Shares sold	236,500	$3,619,270	21,145	$317,754
Reinvestment of distributions	2,477	37,708	1,498	22,057
Shares reacquired	(21,276)	(323,124)	(21,320)	(315,979)
Converted to Class A**	(197)	(3,010)	–	–
Increase	217,504	$3,330,844	1,323	$23,832

Class F Shares
Shares sold	10,688,352	$162,612,579	65,950	$977,614
Reinvestment of distributions	114,354	1,746,622	16,016	235,763
Shares reacquired	(935,082)	(14,129,084)	(78,339)	(1,147,310)
Increase	9,867,624	$150,230,117	3,627	$66,067

Class F3 Shares
Reinvestment of distributions	25.36	$382	27.98	$412
Increase	25.36	$382	27.98	$412

Class I Shares
Shares sold	931,015	$14,268,793	–	$–
Reinvestment of distributions	8,498	130,891	293	4,315
Shares reacquired	(51,399)	(791,054)	–	–
Increase	888,114	$13,608,630	293	$4,315

Class R2 Shares
Reinvestment of distributions	55	$823	61	$899
Increase	55	$823	61	$899

Class R3 Shares
Shares sold	10,245	$157,963	19	$282
Reinvestment of distributions	81	1,223	63	939
Increase	10,326	$159,186	82	$1,221

Class R4 Shares
Reinvestment of distributions	62	$932	68	$1,002
Increase	62	$932	68	$1,002

Class R5 Shares
Shares sold	12	$188	–	$–
Reinvestment of distributions	67	1,012	73	1,076
Shares reacquired	(1)	(22)	–	–
Increase	78	$1,178	73	$1,076

Class R6 Shares
Shares sold	7	$113	–	$–
Reinvestment of distributions	68	1,020	74	1,089
Shares reacquired	–	(1)	–	–
Increase	75	$1,132	74	$1,089

Notes to Financial Statements (continued)

	Year Ended		Year Ended
Corporate Bond Fund	November 30, 2019		November 30, 2018
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	43,727	$435,388	7,203	$71,189
Reinvestment of distributions	2,035	20,286	1,446	13,991
Shares reacquired	(10,166)	(102,147)	–	–
Increase	35,596	$353,527	8,649	$85,180

Class C Shares
Shares sold	59,311	$586,150	577	$5,544
Reinvestment of distributions	1,008	10,077	321	3,115
Shares reacquired	(9,609)	(95,172)	(3,379)	(32,330)
Increase (decrease)	50,710	$501,055	(2,481)	$(23,671)

Class F Shares
Shares sold	101,519	$985,202	82,564	$823,187
Reinvestment of distributions	9,100	90,635	10,417	101,435
Shares reacquired	(1,712)	(16,642)	(191,555)	(1,844,216)
Increase (decrease)	108,907	$1,059,195	(98,574)	$(919,594)

Class F3 Shares
Reinvestment of distributions	6,825	$67,533	7,120	$68,931
Increase	6,825	$67,533	7,120	$68,931

Class I Shares
Shares sold	1,024	$10,000	33,188	$332,200
Reinvestment of distributions	658	6,512	1,036	10,028
Shares reacquired	(414)	(4,089)	(23,883)	(228,819)
Increase	1,268	$12,423	10,341	$113,409

Class R2 Shares
Reinvestment of distributions	94	$932	99	$962
Increase	94	$932	99	$962

Class R3 Shares
Shares sold	162	$1,613	1,030	$9,791
Reinvestment of distributions	186	1,837	163	1,577
Shares reacquired	(92)	(913)	(3)	(28)
Increase	256	$2,537	1,190	$11,340

Class R4 Shares
Reinvestment of distributions	105	$1,032	109	$1,055
Increase	105	$1,032	109	$1,055

Class R5 Shares
Reinvestment of distributions	111	$1,105	116	$1,121
Increase	111	$1,105	116	$1,121

Class R6 Shares
Reinvestment of distributions	6,824	$67,533	7,121	$68,930
Increase	6,824	$67,533	7,121	$68,930

Notes to Financial Statements (continued)

	Year Ended		Year Ended
Floating Rate Fund	November 30, 2019		November 30, 2018
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	71,093,915	$628,734,776	184,880,037	$1,694,591,518
Converted from Class C**	11,955,245	104,944,846	911,003	8,351,831
Reinvestment of distributions	16,185,471	143,121,758	17,787,230	162,693,938
Shares reacquired	(224,591,289)	(1,985,829,941)	(180,950,567)	(1,655,138,345)
Increase (decrease)	(125,356,658)	$(1,109,028,561)	22,627,703	$210,498,942

Class C Shares
Shares sold	17,637,541	$156,181,318	44,049,642	$403,830,624
Reinvestment of distributions	6,618,067	58,569,035	6,427,720	58,845,019
Shares reacquired	(63,033,257)	(557,631,435)	(41,204,843)	(377,686,396)
Converted to Class A**	(11,944,589)	(104,944,846)	(910,100)	(8,351,831)
Increase (decrease)	(50,722,238)	$(447,825,928)	8,362,419	$76,637,416

Class F Shares
Shares sold	220,685,099	$1,950,134,984	450,271,758	$4,123,068,036
Reinvestment of distributions	24,368,961	215,248,628	24,284,961	221,770,570
Shares reacquired	(536,393,659)	(4,737,043,160)	(256,002,568)	(2,338,124,136)
Increase (decrease)	(291,339,599)	$(2,571,659,548)	218,554,151	$2,006,714,470

Class F3 Shares
Shares sold	5,147,282	$45,605,095	22,133,180	$202,986,317
Reinvestment of distributions	1,279,349	11,328,106	1,407,320	12,887,155
Shares reacquired	(20,509,702)	(181,802,864)	(14,799,048)	(135,522,128)
Increase (decrease)	(14,083,071)	$(124,869,663)	8,741,452	$80,351,344

Class I Shares
Shares sold	77,807,348	$688,236,564	177,660,305	$1,629,132,153
Reinvestment of distributions	10,313,401	91,241,569	10,412,064	95,227,660
Shares reacquired	(193,724,649)	(1,712,915,920)	(103,642,822)	(947,344,961)
Increase (decrease)	(105,603,900)	$(933,437,787)	84,429,547	$777,014,852

Class R2 Shares
Shares sold	52,713	$468,047	51,447	$472,323
Reinvestment of distributions	9,330	82,601	6,919	63,341
Shares reacquired	(69,582)	(617,389)	(19,080)	(175,340)
Increase (decrease)	(7,539)	$(66,741)	39,286	$360,324

Class R3 Shares
Shares sold	1,630,508	$14,434,509	2,119,336	$19,438,280
Reinvestment of distributions	320,478	2,834,383	249,946	2,286,427
Shares reacquired	(1,794,076)	(15,883,215)	(1,161,358)	(10,645,174)
Increase	156,910	$1,385,677	1,207,924	$11,079,533

Class R4 Shares
Shares sold	257,763	$2,277,377	2,210,230	$20,079,038
Reinvestment of distributions	67,265	595,143	28,408	259,089
Shares reacquired	(2,149,385)	(19,112,739)	(373,585)	(3,417,762)
Increase (decrease)	(1,824,357)	$(16,240,219)	1,865,053	$16,920,365

Notes to Financial Statements (continued)

	Year Ended		Year Ended
Floating Rate Fund	November 30, 2019		November 30, 2018
Class R5 Shares	Shares	Amount	Shares	Amount
Shares sold	496,801	$4,385,344	4,940,517	$45,261,714
Reinvestment of distributions	104,370	922,160	89,569	815,943
Shares reacquired	(4,780,827)	(42,624,321)	(365,378)	(3,329,608)
Increase (decrease)	(4,179,656)	$(37,316,817)	4,664,708	$42,748,049

Class R6 Shares
Shares sold	9,035,899	$80,203,349	5,013,399	$45,999,011
Reinvestment of distributions	599,501	5,303,055	270,227	2,472,857
Shares reacquired	(4,130,056)	(36,388,398)	(2,187,207)	(20,071,864)
Increase	5,505,344	$49,118,006	3,096,419	$28,400,004

Class T Shares(a)
Reinvestment of distributions	–	$–	32	$289
Shares reacquired	–	–	(1,135)	(10,384)
Decrease	–	$–	(1,103)	$(10,095)

	Year Ended		Year Ended
High Yield Fund	November 30, 2019		November 30, 2018
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	62,967,746	$460,592,829	56,952,927	$429,357,280
Converted from Class B*	–	–	37,386	285,523
Converted from Class C**	2,360,581	17,382,737	1,171,433	8,711,840
Reinvestment of distributions	8,226,264	60,178,641	9,505,625	71,027,904
Shares reacquired	(66,293,981)	(482,818,916)	(114,086,674)	(855,653,391)
Increase (decrease)	7,260,610	$55,335,291	(46,419,303)	$(346,270,844)

Class B Shares
Shares sold	–	$–	2	$15
Reinvestment of distributions	–	–	1,579	12,047
Shares reacquired	–	–	(157,988)	(1,199,863)
Converted to Class A*	–	–	(37,581)	(285,523)
Decrease	–	$–	(193,988)	$(1,473,324)

Class C Shares
Shares sold	9,398,541	$68,423,732	8,803,775	$66,001,511
Reinvestment of distributions	2,499,350	18,170,022	3,004,778	22,323,347
Shares reacquired	(16,062,382)	(116,098,476)	(20,002,173)	(148,819,063)
Converted to Class A**	(2,373,302)	(17,382,737)	(1,177,768)	(8,711,840)
Decrease	(6,537,793)	$(46,887,459)	(9,371,388)	$(69,206,045)

Class F Shares
Shares sold	124,070,817	$905,994,686	152,913,311	$1,147,729,989
Reinvestment of distributions	15,249,592	111,372,088	14,713,299	109,584,370
Shares reacquired	(140,648,843)	(1,022,390,271)	(136,190,449)	(1,018,883,928)
Increase (decrease)	(1,328,434)	$(5,023,497)	31,436,161	$238,430,431

Notes to Financial Statements (continued)

	Year Ended		Year Ended
High Yield Fund	November 30, 2019		November 30, 2018
Class F3 Shares	Shares	Amount	Shares	Amount
Shares sold	17,459,626	$128,641,229	27,817,923	$210,870,059
Reinvestment of distributions	4,230,341	31,093,261	4,090,892	30,651,707
Shares reacquired	(17,552,708)	(128,530,990)	(19,042,108)	(142,942,554)
Increase	4,137,259	$31,203,500	12,866,707	$98,579,212

Class I Shares
Shares sold	114,039,964	$831,618,319	84,019,546	$630,169,302
Reinvestment of distributions	10,835,125	79,552,754	11,445,781	85,845,611
Shares reacquired	(104,703,296)	(764,465,569)	(120,938,037)	(908,517,320)
Increase (decrease)	20,171,793	$146,705,504	(25,472,710)	$(192,502,407)

Class P Shares
Shares sold	1,605	$11,843	5,593	$42,530
Reinvestment of distributions	894	6,531	3,222	24,421
Shares reacquired	(41,771)	(306,054)	(23,919)	(179,148)
Decrease	(39,272)	$(287,680)	(15,104)	$(112,197)

Class R2 Shares
Shares sold	437,718	$3,208,812	1,028,078	$7,760,024
Reinvestment of distributions	64,843	476,871	58,259	436,240
Shares reacquired	(994,679)	(7,297,686)	(985,674)	(7,386,039)
Increase (decrease)	(492,118)	$(3,612,003)	100,663	$810,225

Class R3 Shares
Shares sold	3,650,463	$26,810,076	5,617,157	$42,616,962
Reinvestment of distributions	816,778	6,007,177	750,134	5,623,395
Shares reacquired	(3,620,326)	(26,470,612)	(3,102,294)	(23,413,742)
Increase	846,915	$6,346,641	3,264,997	$24,826,615

Class R4 Shares
Shares sold	6,913,063	$50,443,910	7,527,250	$56,393,253
Reinvestment of distributions	593,104	4,338,246	464,404	3,457,198
Shares reacquired	(5,515,523)	(40,246,420)	(3,933,420)	(29,477,678)
Increase	1,990,644	$14,535,736	4,058,234	$30,372,773

Class R5 Shares
Shares sold	8,495,542	$62,241,741	9,349,094	$70,574,128
Reinvestment of distributions	2,137,981	15,702,566	2,068,168	15,487,341
Shares reacquired	(8,662,088)	(63,269,293)	(8,394,015)	(63,120,695)
Increase	1,971,435	$14,675,014	3,023,247	$22,940,774

Class R6 Shares
Shares sold	38,794,072	$283,997,186	41,950,505	$316,089,622
Reinvestment of distributions	4,147,997	30,515,262	3,209,711	24,046,066
Shares reacquired	(22,106,060)	(162,995,507)	(31,408,318)	(237,122,384)
Increase	20,836,009	$151,516,941	13,751,898	$103,013,304

Notes to Financial Statements (continued)

	Year Ended		Year Ended
High Yield Fund	November 30, 2019		November 30, 2018
Class T Shares(a)	Shares	Amount	Shares	Amount
Reinvestment of distributions	–	$–	45	$339
Shares reacquired	–	–	(1,365)	(10,140)
Decrease	–	$–	(1,320)	$(9,801)

	Year Ended		Year Ended
Income Fund	November 30, 2019		November 30, 2018
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	98,023,982	$277,028,827	58,386,339	$162,605,140
Converted from Class B*	–	–	79,053	222,715
Converted from Class C**	5,894,004	16,817,727	5,148,902	14,208,842
Reinvestment of distributions	11,755,404	33,207,931	11,376,379	31,479,528
Shares reacquired	(65,246,316)	(182,553,594)	(83,435,604)	(231,651,303)
Increase (decrease)	50,427,074	$144,500,891	(8,444,931)	$(23,135,078)

Class B Shares
Shares sold	–	$–	6	$675
Reinvestment of distributions	–	–	2,133	6,076
Shares reacquired	–	–	(289,148)	(821,756)
Converted to Class A*	–	–	(78,947)	(222,715)
Decrease	–	$–	(365,956)	$(1,037,720)

Class C Shares
Shares sold	10,183,437	$28,882,144	5,655,449	$15,876,877
Reinvestment of distributions	1,786,404	5,063,548	2,196,393	6,117,013
Shares reacquired	(12,652,754)	(35,610,624)	(20,804,511)	(57,969,839)
Converted to Class A**	(5,870,433)	(16,817,727)	(5,112,489)	(14,208,842)
Decrease	(6,553,346)	$(18,482,659)	(18,065,158)	$(50,184,791)

Class F Shares
Shares sold	99,037,414	$279,145,118	70,620,550	$196,541,531
Reinvestment of distributions	6,216,656	17,587,072	5,885,482	16,286,169
Shares reacquired	(64,117,105)	(179,142,612)	(72,980,869)	(201,966,979)
Increase	41,136,965	$117,589,578	3,525,163	$10,860,721

Class F3 Shares
Shares sold	83,016,918	$234,739,423	82,893,254	$230,715,818
Reinvestment of distributions	7,106,128	20,098,014	5,624,793	15,526,040
Shares reacquired	(35,632,274)	(99,681,863)	(36,860,866)	(101,598,485)
Increase	54,490,772	$155,155,574	51,657,181	$144,643,373

Class I Shares
Shares sold	25,564,565	$71,973,720	34,271,721	$95,289,832
Reinvestment of distributions	2,306,089	6,514,106	2,711,058	7,494,161
Shares reacquired	(26,318,084)	(73,003,040)	(33,414,790)	(92,030,658)
Increase	1,552,570	$5,484,786	3,567,989	$10,753,335

Notes to Financial Statements (continued)

	Year Ended		Year Ended
Income Fund	November 30, 2019		November 30, 2018
Class R2 Shares	Shares	Amount	Shares	Amount
Shares sold	224,930	$635,745	295,604	$832,982
Reinvestment of distributions	11,732	33,390	10,115	28,179
Shares reacquired	(415,961)	(1,174,558)	(383,705)	(1,070,448)
Decrease	(179,299)	$(505,423)	(77,986)	$(209,287)

Class R3 Shares
Shares sold	4,264,569	$12,123,816	3,739,793	$10,449,186
Reinvestment of distributions	677,775	1,918,352	706,009	1,959,187
Shares reacquired	(4,597,785)	(12,940,045)	(4,280,804)	(11,922,884)
Increase	344,559	$1,102,123	164,998	$485,489

Class R4 Shares
Shares sold	2,476,705	$7,009,434	1,298,213	$3,614,269
Reinvestment of distributions	37,763	106,855	28,404	78,487
Shares reacquired	(1,345,240)	(3,821,868)	(410,539)	(1,133,723)
Increase	1,169,228	$3,294,421	916,078	$2,559,033

Class R5 Shares
Shares sold	975,132	$2,719,140	565,077	$1,584,244
Reinvestment of distributions	14,984	42,580	3,780	10,477
Shares reacquired	(403,960)	(1,113,327)	(4,620,801)	(13,201,457)
Increase (decrease)	586,156	$1,648,393	(4,051,944)	$(11,606,736)

Class R6 Shares
Shares sold	8,891,812	$24,979,044	14,857,384	$41,887,579
Reinvestment of distributions	336,871	951,486	254,966	704,332
Shares reacquired	(3,981,375)	(11,148,444)	(9,298,274)	(25,967,231)
Increase	5,247,308	$14,782,086	5,814,076	$16,624,680

	Year Ended		Year Ended
Inflation Focused Fund	November 30, 2019		November 30, 2018
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	2,374,818	$27,086,004	8,443,244	$100,211,978
Converted from Class C**	222,503	2,514,965	7,203	85,250
Reinvestment of distributions	423,946	4,828,843	555,770	6,573,668
Shares reacquired	(8,069,830)	(92,078,651)	(9,294,434)	(109,929,769)
Decrease	(5,048,563)	$(57,648,839)	(288,217)	$(3,058,873)

Class C Shares
Shares sold	404,877	$4,627,281	1,519,719	$18,051,216
Reinvestment of distributions	96,652	1,102,430	109,146	1,292,269
Shares reacquired	(2,004,018)	(22,860,512)	(1,339,695)	(15,896,198)
Converted to Class A**	(222,285)	(2,514,965)	(7,192)	(85,250)
Increase (decrease)	(1,724,774)	$(19,645,766)	281,978	$3,362,037

Notes to Financial Statements (continued)

Inflation Focused Fund	Year Ended November 30, 2019		Year Ended November 30, 2018
Class F Shares	Shares	Amount	Shares	Amount
Shares sold	11,512,226	$131,430,383	29,474,651	$349,876,275
Reinvestment of distributions	893,105	10,183,481	996,795	11,789,000
Shares reacquired	(29,312,958)	(334,869,648)	(15,798,804)	(186,626,286)
Increase (decrease)	(16,907,627)	$(193,255,784)	14,672,642	$175,038,989

Class F3 Shares
Shares sold	204,770	$2,333,326	1,007,517	$11,916,848
Reinvestment of distributions	67,809	772,375	59,493	702,399
Shares reacquired	(1,280,643)	(14,546,978)	(241,292)	(2,847,545)
Increase (decrease)	(1,008,064)	$(11,441,277)	825,718	$9,771,702

Class I Shares
Shares sold	20,320,768	$231,581,765	26,132,211	$310,027,649
Reinvestment of distributions	2,092,467	23,811,670	1,938,388	22,916,434
Shares reacquired	(23,466,872)	(267,050,389)	(13,895,267)	(164,020,560)
Increase (decrease)	(1,053,637)	$(11,656,954)	14,175,332	$168,923,523

Class R2 Shares
Shares sold	1,832	$20,918	17,540	$209,089
Reinvestment of distributions	37	428	91	1,068
Shares reacquired	(14,712)	(168,025)	(24,290)	(288,529)
Decrease	(12,843)	$(146,679)	(6,659)	$(78,372)

Class R3 Shares
Shares sold	2,231	$25,498	4,485	$53,229
Reinvestment of distributions	327	3,717	497	5,878
Shares reacquired	(2,883)	(32,958)	(10,099)	(118,986)
Decrease	(325)	$(3,743)	(5,117)	$(59,879)

Class R4 Shares
Shares sold	153,145	$1,745,572	132,376	$1,569,810
Reinvestment of distributions	2,121	24,085	728	8,576
Shares reacquired	(46,267)	(526,892)	(21,387)	(252,308)
Increase	108,999	$1,242,765	111,717	$1,326,078

Class R5 Shares
Shares sold	19,257	$219,006	10,026	$119,301
Reinvestment of distributions	658	7,474	347	4,098
Shares reacquired	(2,580)	(29,553)	(721)	(8,553)
Increase	17,335	$196,927	9,652	$114,846

Class R6 Shares
Shares sold	1,616,264	$18,485,328	2,557,248	$30,296,524
Reinvestment of distributions	168,576	1,922,953	147,038	1,736,623
Shares reacquired	(3,374,373)	(38,615,732)	(824,175)	(9,758,242)
Increase (decrease)	(1,589,533)	$(18,207,451)	1,880,111	$22,274,905

Notes to Financial Statements (continued)

Inflation Focused Fund	Year Ended November 30, 2019		Year Ended November 30, 2018
Class T Shares(a)	Shares	Amount	Shares	Amount
Reinvestment of distributions	–	$–	19	$221
Shares reacquired	–	–	(868)	(10,281)
Decrease	–	$–	(849)	$(10,060)

Short Duration Core Bond Fund	Year Ended November 30, 2019		Year Ended November 30, 2018
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	719,341	$7,069,433	272,183	$2,664,534
Reinvestment of distributions	17,613	173,725	7,965	77,938
Shares reacquired	(320,487)	(3,161,215)	(63,511)	(622,151)
Increase	416,467	$4,081,943	216,637	$2,120,321

Class C Shares
Shares sold	228,459	$2,239,353	69,579	$681,277
Reinvestment of distributions	4,234	41,722	2,241	21,934
Shares reacquired	(117,731)	(1,157,059)	(41,718)	(408,142)
Increase	114,962	$1,124,016	30,102	$295,069

Class F Shares
Shares sold	2,749,602	$27,208,019	264,676	$2,587,143
Reinvestment of distributions	33,645	332,116	8,905	87,094
Shares reacquired	(282,982)	(2,792,510)	(31,027)	(303,278)
Increase	2,500,265	$24,747,625	242,554	$2,370,959

Class F3 Shares
Reinvestment of distributions	5,238	$51,583	5,224	$51,147
Increase	5,238	$51,583	5,224	$51,147

Class I Shares
Shares sold	183,146	$1,813,583	7,742	$75,609
Reinvestment of distributions	446	4,397	233	2,276
Shares reacquired	(12,626)	(125,000)	–	–
Increase	170,966	$1,692,980	7,975	$77,885

Class R2 Shares
Reinvestment of distributions	69	$682	69	$674
Increase	69	$682	69	$674

Class R3 Shares
Shares sold	2,414	$23,692	2,474	$24,068
Reinvestment of distributions	180	1,776	78	760
Shares reacquired	(23)	(231)	(4)	(38)
Increase	2,571	$25,237	2,548	$24,790

Class R4 Shares
Reinvestment of distributions	79	$778	78	$765
Increase	79	$778	78	$765

Notes to Financial Statements (continued)

Short Duration Core Bond Fund	Year Ended November 30, 2019		Year Ended November 30, 2018
Class R5 Shares	Shares	Amount	Shares	Amount
Reinvestment of distributions	86	$847	85	$829
Increase	86	$847	85	$829

Class R6 Shares
Shares sold	33,693	$331,014	12,164	$118,983
Reinvestment of distributions	6,195	61,015	5,413	52,985
Shares reacquired	(11,732)	(116,218)	(15)	(142)
Increase	28,156	$275,811	17,562	$171,826

Short Duration Income Fund	Year Ended November 30, 2019		Year Ended November 30, 2018
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	1,290,639,337	$5,414,214,410	667,762,368	$2,802,958,459
Converted from Class B*	–	–	59,292	249,970
Converted from Class C**	81,508,762	342,852,795	6,035,542	25,272,242
Reinvestment of distributions	74,296,427	311,726,579	75,901,941	318,062,573
Shares reacquired	(778,427,132)	(3,258,328,098)	(1,151,523,105)	(4,835,416,843)
Increase (decrease)	668,017,394	$2,810,465,686	(401,763,962)	$(1,688,873,599)

Class B Shares
Shares sold	–	$–	545	$2,314
Reinvestment of distributions	–	–	3,633	15,396
Shares reacquired	–	–	(936,975)	(3,964,212)
Converted to Class A*	–	–	(59,255)	(249,970)
Decrease	–	$–	(992,052)	$(4,196,472)

Class C Shares
Shares sold	301,265,976	$1,272,523,044	136,863,211	$578,114,083
Reinvestment of distributions	30,370,862	128,183,273	35,931,011	151,497,904
Shares reacquired	(269,443,339)	(1,134,903,163)	(417,777,796)	(1,763,706,968)
Converted to Class A**	(80,935,552)	(342,852,795)	(5,993,632)	(25,272,242)
Decrease	(18,742,053)	$(77,049,641)	(250,977,206)	$(1,059,367,223)

Class F Shares
Shares sold	3,310,108,194	$13,859,257,167	1,967,142,189	$8,240,558,082
Reinvestment of distributions	141,667,839	594,302,066	111,988,053	468,547,606
Shares reacquired	(1,780,569,570)	(7,451,778,582)	(1,754,258,042)	(7,356,767,071)
Increase	1,671,206,463	$7,001,780,651	324,872,200	$1,352,338,617

Class F3 Shares
Shares sold	427,458,779	$1,792,397,913	616,487,879	$2,575,263,060
Reinvestment of distributions	34,771,018	146,079,050	24,607,671	103,170,928
Shares reacquired	(387,407,057)	(1,624,448,184)	(429,819,150)	(1,810,618,400)
Increase	74,822,740	$314,028,779	211,276,400	$867,815,588

Notes to Financial Statements (continued)

Short Duration Income Fund	Year Ended November 30, 2019		Year Ended November 30, 2018
Class I Shares	Shares	Amount	Shares	Amount
Shares sold	1,381,442,656	$5,783,103,197	1,001,993,649	$4,193,420,029
Reinvestment of distributions	71,452,245	299,610,838	61,035,539	255,413,537
Shares reacquired	(776,693,161)	(3,249,907,411)	(960,880,261)	(4,027,023,856)
Increase	676,201,740	$2,832,806,624	102,148,927	$421,809,710

Class R2 Shares
Shares sold	1,603,053	$6,716,686	2,216,188	$9,288,411
Reinvestment of distributions	67,202	282,095	52,408	219,478
Shares reacquired	(2,322,152)	(9,738,947)	(3,787,859)	(15,896,102)
Decrease	(651,897)	$(2,740,166)	(1,519,263)	$(6,388,213)

Class R3 Shares
Shares sold	24,543,057	$102,947,490	22,105,896	$92,661,329
Reinvestment of distributions	2,735,458	11,488,709	2,519,826	10,563,054
Shares reacquired	(16,950,221)	(71,034,286)	(20,905,906)	(87,972,540)
Increase	10,328,294	$43,401,913	3,719,816	$15,251,843

Class R4 Shares
Shares sold	20,215,862	$84,882,640	15,152,818	$63,678,097
Reinvestment of distributions	815,561	3,430,362	526,247	2,205,376
Shares reacquired	(11,412,310)	(47,884,951)	(8,067,425)	(33,913,929)
Increase	9,619,113	$40,428,051	7,611,640	$31,969,544

Class R5 Shares
Shares sold	9,480,133	$39,509,006	7,946,782	$33,249,576
Reinvestment of distributions	543,546	2,276,977	329,805	1,376,939
Shares reacquired	(4,250,641)	(17,753,617)	(3,000,523)	(12,561,968)
Increase	5,773,038	$24,032,366	5,276,064	$22,064,547

Class R6 Shares
Shares sold	110,743,219	$463,882,424	89,191,701	$374,556,791
Reinvestment of distributions	6,259,479	26,267,750	4,179,697	17,477,967
Shares reacquired	(46,480,501)	(194,887,927)	(28,159,616)	(117,823,872)
Increase	70,522,197	$295,262,247	65,211,782	$274,210,886

Class T Shares(a)
Reinvestment of distributions	–	$–	52	$221
Shares reacquired	–	–	(2,406)	(10,059)
Decrease	–	$–	(2,354)	$(9,838)

Total Return Fund	Year Ended November 30, 2019		Year Ended November 30, 2018
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	28,453,454	$292,329,750	25,027,826	$253,021,559
Converted from Class B*	–	–	13,404	137,041
Converted from Class C**	906,629	9,381,534	1,077,289	10,817,894
Reinvestment of distributions	3,087,279	31,774,001	3,341,091	33,603,577
Shares reacquired	(27,428,117)	(280,902,876)	(35,389,029)	(356,760,242)
Increase (decrease)	5,019,245	$52,582,409	(5,929,419)	$(59,180,171)

Notes to Financial Statements (continued)

Total Return Fund	Year Ended November 30, 2019		Year Ended November 30, 2018
Class B Shares	Shares	Amount	Shares	Amount
Shares sold	–	$–	2,072	$21,197
Reinvestment of distributions	–	–	538	5,521
Shares reacquired	–	–	(159,488)	(1,629,583)
Converted to Class A*	–	–	(13,426)	(137,041)
Decrease	–	$–	(170,304)	$(1,739,906)

Class C Shares
Shares sold	2,236,460	$22,925,179	1,441,299	$14,635,239
Reinvestment of distributions	232,205	2,383,806	309,531	3,111,959
Shares reacquired	(2,813,638)	(28,700,040)	(4,564,827)	(46,016,002)
Converted to Class A**	(907,506)	(9,381,534)	(1,078,362)	(10,817,894)
Decrease	(1,252,479)	$(12,772,589)	(3,892,359)	$(39,086,698)

Class F Shares
Shares sold	39,382,395	$400,736,424	28,102,861	$284,934,639
Reinvestment of distributions	2,443,740	25,154,669	2,505,327	25,196,371
Shares reacquired	(33,605,273)	(343,257,330)	(34,271,603)	(345,655,517)
Increase (decrease)	8,220,862	$82,633,763	(3,663,415)	$(35,524,507)

Class F3 Shares
Shares sold	18,520,199	$190,631,033	23,411,356	$236,879,870
Reinvestment of distributions	1,956,052	20,133,747	2,248,874	22,616,091
Shares reacquired	(21,174,120)	(214,960,565)	(17,678,371)	(177,363,504)
Increase (decrease)	(697,869)	$(4,195,785)	7,981,859	$82,132,457

Class I Shares
Shares sold	16,315,957	$166,443,829	12,388,782	$125,821,390
Reinvestment of distributions	1,170,152	12,068,583	1,200,033	12,089,693
Shares reacquired	(17,030,256)	(174,595,448)	(12,121,965)	(122,199,015)
Increase	455,853	$3,916,964	1,466,850	$15,712,068

Class P Shares
Shares sold	8,040	$82,306	4,446	$44,891
Reinvestment of distributions	1,585	16,377	1,631	16,482
Shares reacquired	(15,532)	(162,441)	(12,463)	(128,278)
Decrease	(5,907)	$(63,758)	(6,386)	$(66,905)

Class R2 Shares
Shares sold	166,335	$1,708,675	114,095	$1,153,560
Reinvestment of distributions	6,516	66,836	10,265	103,416
Shares reacquired	(335,774)	(3,465,662)	(414,240)	(4,217,682)
Decrease	(162,923)	$(1,690,151)	(289,880)	$(2,960,706)

Class R3 Shares
Shares sold	2,833,235	$29,121,245	4,341,811	$44,046,467
Reinvestment of distributions	266,867	2,741,351	339,091	3,411,273
Shares reacquired	(5,058,118)	(51,831,876)	(6,651,005)	(67,169,075)
Decrease	(1,958,016)	$(19,969,280)	(1,970,103)	$(19,711,335)

Notes to Financial Statements (continued)

Total Return Fund	Year Ended November 30, 2019		Year Ended November 30, 2018
Class R4 Shares	Shares	Amount	Shares	Amount
Shares sold	2,499,726	$25,679,417	2,535,815	$25,613,855
Reinvestment of distributions	88,314	908,673	99,086	996,244
Shares reacquired	(2,618,246)	(26,854,254)	(2,887,059)	(29,112,361)
Decrease	(30,206)	$(266,164)	(252,158)	$(2,502,262)

Class R5 Shares
Shares sold	6,024,758	$61,358,520	1,955,935	$19,705,498
Reinvestment of distributions	336,104	3,464,793	284,968	2,866,907
Shares reacquired	(2,862,390)	(29,299,938)	(2,423,137)	(24,489,740)
Increase (decrease)	3,498,472	$35,523,375	(182,234)	$(1,917,335)

Class R6 Shares
Shares sold	19,966,360	$205,141,837	13,158,956	$132,727,299
Reinvestment of distributions	879,963	9,080,101	662,838	6,665,184
Shares reacquired	(8,419,104)	(86,591,459)	(7,075,386)	(71,240,411)
Increase	12,427,219	$127,630,479	6,746,408	$68,152,072

Class T Shares(a)
Reinvestment of distributions	–	$–	17	$175
Shares reacquired	–	–	(986)	(9,871)
Decrease	–	$–	(969)	$(9,696)

Ultra Short Bond Fund	Year Ended November 30, 2019		Year Ended November 30, 2018
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	1,222,953,437	$12,249,578,533	861,733,618	$8,621,105,383
Reinvestment of distributions	21,270,615	213,080,533	7,680,213	76,812,945
Shares reacquired	(722,825,975)	(7,239,365,798)	(355,186,792)	(3,553,351,477)
Increase	521,398,077	$5,223,293,268	514,227,039	$5,144,566,851

Class A1 Shares(b)
Shares sold	309,873	$3,108,026	–	$–
Reinvestment of distributions	250	2,506	–	–
Shares reacquired	(24,974)	(250,492)	–	–
Increase	285,149	$2,860,040	–	$–

Class F Shares
Shares sold	854,172,263	$8,551,937,256	598,730,801	$5,990,800,285
Reinvestment of distributions	14,244,586	142,718,388	3,986,567	39,884,877
Shares reacquired	(676,824,218)	(6,780,019,196)	(197,436,695)	(1,975,571,007)
Increase	191,592,631	$1,914,636,448	405,280,673	$4,055,114,155

Class F3 Shares
Shares sold	22,937,209	$229,711,010	31,540,628	$315,657,944
Reinvestment of distributions	698,882	7,002,112	323,874	3,240,930
Shares reacquired	(22,639,586)	(226,743,314)	(9,692,360)	(97,000,840)
Increase	996,505	$9,969,808	22,172,142	$221,898,034

Notes to Financial Statements (concluded)

Ultra Short Bond Fund	Year Ended November 30, 2019		Year Ended November 30, 2018
Class I Shares	Shares	Amount	Shares	Amount
Shares sold	185,650,909	$1,858,623,346	155,429,131	$1,554,545,144
Reinvestment of distributions	3,181,789	31,868,407	1,105,994	11,061,608
Shares reacquired	(138,173,064)	(1,382,801,483)	(38,790,372)	(387,980,624)
Increase	50,659,634	$507,690,270	117,744,753	$1,177,626,128

Class R5 Shares
Shares sold	108,474	$1,086,918	144,255	$1,442,554
Reinvestment of distributions	4,789	47,991	886	8,869
Shares reacquired	(148,401)	(1,488,208)	(2,706)	(26,446)
Increase (decrease)	(35,138)	$(353,299)	142,435	$1,424,977

Class R6 Shares
Shares sold	2,073,695	$20,777,624	1,283,451	$12,846,053
Reinvestment of distributions	21,924	219,714	8,091	80,974
Shares reacquired	(1,649,720)	(16,523,800)	(615,270)	(6,160,471)
Increase	445,899	$4,473,538	676,272	$6,766,556

*	Automatic conversion of Class B shares occurred on the 25th day of the month (or, if the 25th day was not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted. Class B shares were closed on April 25, 2018.
**	Automatic conversion of Class C shares occurs on the 25th day of the month (or, if the 25th day was not a business day, the next business day thereafter) following the tenth anniversary of the day on which the purchase order was accepted.
(a)	Closed on July 24, 2018.
(b)	Commenced on July 31, 2019.

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Lord Abbett Investment Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Lord Abbett Convertible Fund, Lord Abbett Core Fixed Income Fund, Lord Abbett Core Plus Bond Fund, Lord Abbett Corporate Bond Fund, Lord Abbett Floating Rate Fund, Lord Abbett High Yield Fund, Lord Abbett Income Fund, Lord Abbett Inflation Focused Fund, Lord Abbett Short Duration Core Bond Fund, Lord Abbett Short Duration Income Fund, Lord Abbett Total Return Fund, and Lord Abbett Ultra Short Bond Fund, twelve of the funds constituting the Lord Abbett Investment Trust (the “Trust”), as of November 30, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended for the Trust, except for Lord Abbett Core Plus Bond Fund for which the period is the three years ended November 30, 2019 and the period from December 2, 2015 (commencement of operations) to November 30, 2016, Lord Abbett Corporate Bond Fund and Lord Abbett Short Duration Core Bond Fund, for which the period is the two years ended November 30, 2019 and the period from April 19, 2017 (commencement of operations) to November 30, 2017, and Lord Abbett Ultra Short Bond Fund for which the period is the three years ended November 30, 2019 and the period from October 12, 2016 (commencement of operations) to November 30, 2016, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the twelve funds constituting the Trust as of November 30, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, except for Lord Abbett Core Plus Bond Fund for which the period is the three years ended November 30, 2019 and the period from December 2, 2015 (commencement of operations) to November 30, 2016, Lord Abbett Corporate Bond Fund and Lord Abbett Short Duration Core Bond Fund, for which the period is the two years ended November 30, 2019 and the period from April 19, 2017 (commencement of operations) to November 30, 2017, and Lord Abbett Ultra Short Bond Fund for which the period is the three years ended November 30, 2019 and the period from October 12, 2016 (commencement of operations) to November 30, 2016, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Trust’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2019, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

New York, New York

January 28, 2020

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

Supplemental Proxy Information (unaudited)

A joint special meeting of shareholders of each Fund was held on August 26, 2019. The joint special meeting was held for the purpose of electing members of each Fund’s Board of Trustees. Shareholders elected the following ten (10) Trustees at the joint special meeting:

•	Eric C. Fast
•	Evelyn E. Guernsey
•	Julie A. Hill
•	Kathleen M. Lutito
•	James M. McTaggart
•	Charles O. Prince
•	Karla M. Rabusch
•	Mark A. Schmid
•	Douglas B. Sieg
•	James L.L. Tullis

The results of the proxy solicitation on the preceding matter were as follows:

Lord Abbett Investment Trust

Nominee Votes	Votes For	Votes Withheld
Eric C. Fast	15,643,505,972.201	210,392,282.209
Evelyn E. Guernsey	15,641,065,356.699	212,832,897.741
Julie A. Hill	15,643,850,403.794	210,047,850.616
Kathleen M. Lutito	15,660,153,950.675	193,744,303.755
James M. McTaggart	15,633,589,967.945	220,308,286.465
Charles O. Prince	15,630,650,593.598	223,247,660.822
Karla M. Rabusch	15,641,844,350.984	212,053,903.446
Mark A. Schmid	15,647,960,480.331	205,937,774.089
Douglas B. Sieg	15,644,544,968.564	209,353,285.847
James L.L. Tullis	15,576,986,992.318	276,911,262.072

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Trust in accordance with the laws of the State of Delaware. The Board elects officers who are responsible for the day-to-day operations of each Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to each Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the investment adviser. Generally, each Trustee holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Trust’s organizational documents.

Lord Abbett, a Delaware limited liability company, is each Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Funds.

Interested Trustees

Mr. Sieg is affiliated with Lord Abbett and is an “interested person” of the Trust as defined in the Act. Mr. Sieg is director/trustee of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 57 investment portfolios. Mr. Sieg is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Trust	Principal Occupation and Other Directorships During the Past Five Years
Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Trustee since 2016; President and Chief Executive Officer since 2018	Principal Occupation: Managing Partner (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994. Other Directorships: None.

Independent Directors

The following Independent Trustees also are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 57 investment portfolios.

Name, Address and Year of Birth	Current Position and Length of Service with the Trust	Principal Occupation and Other Directorships During the Past Five Years
Eric C. Fast Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1949)	Trustee since 2014

Principal Occupation: Chief Executive Officer of Crane Co., an industrial products company (2001–2014).

Other Directorships: Currently serves as director of Automatic Data Processing, Inc. (since 2007) and Regions Financial Corporation (since 2010). Previously served as a director of Crane Co. (1999–2014).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Trustee since 2011	Principal Occupation: None. Other Directorships: None.

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Trust	Principal Occupation and Other Directorships During the Past Five Years
Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Trustee since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Trustee since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None.

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2012	Principal Occupation: Independent management advisor and consultant (since 2012). Other Directorships: Blyth, Inc., a home products company (2004–2015).

Charles O. Prince Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1950)	Trustee since 2019

Principal Occupation: None. Formerly Chairman and Chief Executive Officer, Citigroup, Inc.

Other Directorships: Currently serves as director of Johnson & Johnson (2006–Present). Previously served as director of Xerox Corporation (2008–2018).

Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Trustee since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003–2017); President of Wells Fargo Funds (2003–2016). Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Trustee since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (since 2009). Other Directorships: None.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2006; Chairman since 2017

Principal Occupation: Chairman of Tullis Health Investors – FL LLC (since 2018); CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (1990–2016).

Other Directorships: Currently serves as director of Crane Co. (since 1998), Alphatec Spine, Inc. (since 2018), and electroCore, Inc. (since 2018).

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Trust. All of the officers of the Trust also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Trust	Length of Service of Current Position	Principal Occupation During the Past Five Years
Douglas B. Sieg (1969)	President and Chief Executive Officer	Elected as President and Chief Executive Officer in 2018	Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994.

Jackson C. Chan (1964)	AML Compliance Officer	Elected in 2018	Deputy Chief Compliance Officer and Director of Regulatory Affairs, joined Lord Abbett in 2014.

Pamela P. Chen (1978)	Vice President, Assistant Secretary and Privacy Officer	Elected as Vice President and Assistant Secretary in 2018 and Privacy Officer in 2019	Associate General Counsel, joined Lord Abbett in 2017 and was formerly Special Counsel at Schulte, Roth & Zabel LLP (2005–2017).

John T. Fitzgerald (1975)	Vice President and Assistant Secretary	Elected in 2018	Deputy General Counsel, joined Lord Abbett in 2018 and was formerly Deputy Head of U.S. Funds Legal, Executive Director and Assistant General Counsel at JPMorgan Chase (2005–2018).

Vito A. Fronda (1969)	Treasurer	Elected in 2018	Partner and Director of Fund Treasury and Tax, joined Lord Abbett in 2003.

Bernard J. Grzelak (1971)	Chief Financial Officer and Vice President	Elected in 2017	Partner and Chief Operating Officer, Global Funds and Risk, joined Lord Abbett in 2003.

Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016	Counsel, joined Lord Abbett in 2015 and was formerly an Associate at Stroock & Stroock & Lavan LLP (2007–2015).

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014.

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Trust	Length of Service of Current Position	Principal Occupation During the Past Five Years
Amanda S. Ryan (1978)	Vice President and Assistant Secretary	Elected in 2018	Counsel, joined Lord Abbett in 2016 and was formerly a Director and Corporate Counsel at PGIM Investments (2012–2016).

Lawrence B. Stoller (1963)	Vice President, Secretary and Chief Legal Officer	Elected as Vice President and Secretary in 2007 and Chief Legal Officer in 2019	Partner and General Counsel, joined Lord Abbett in 2007.

Please call 888–522–2388 for a copy of the statement of additional information, which contains further information about the Trust’s Trustees. It is available free upon request.

Householding

The Trust has adopted a policy that allows it to send only one copy of each Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to each Fund’s portfolio securities, and information on how Lord Abbett voted each Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters as an attachment to Form N-PORT. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388.

Tax Information (unaudited)

The percentages below reflect the portion of ordinary income distributions that are eligible for the corporate received deduction (DRD) and qualified dividend income (QDI) for individual shareholders.

Fund Name	DRD	QDI
Convertible Fund	16%	17%
High Yield Fund	1%	1%

For foreign shareholders, the percentages below reflect the portion of net investment income distributions that represent interest-related dividends:

Fund Name
Convertible Fund	79%
Core Fixed Income Fund	100%
Core Plus Bond Fund	99%
Corporate Bond Fund	100%
Floating Rate Fund	99%
High Yield Fund	99%
Income Fund	100%
Inflation Focused Fund	100%
Short Duration Core Bond Fund	100%
Short Duration Income Fund	100%
Total Return Fund	99%
Ultra Short Bond Fund	100%

Additionally, of the distributions paid to shareholders during the fiscal year ended November 30, 2019, the following amounts represent capital gains:

Fund Name	Short-term	Long-term
Convertible Fund	$ –	$24,740,215
Ultra Short Bond Fund	4,680,061	1,105,427

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by
LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Investment Trust

Lord Abbett Convertible Fund

Lord Abbett Core Fixed Income Fund

Lord Abbett Core Plus Bond Fund

Lord Abbett Corporate Bond Fund

Lord Abbett Floating Rate Fund

Lord Abbett High Yield Fund

Lord Abbett Income Fund

Lord Abbett Inflation Focused Fund

Lord Abbett Short Duration Core Bond Fund

Lord Abbett Short Duration Income Fund

Lord Abbett Total Return Fund

Lord Abbett Ultra Short Bond Fund

LAIT-2 (01/20)

Item 2:	Code of Ethics.

(a)	In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended November 30, 2019 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

(f)	See Item 12(a)(1) concerning the filing of the Code of Ethics.

Item 3:	Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that each of the following independent trustees who are members of the audit committee is an audit committee financial expert: Evelyn E. Guernsey, Karla M. Rabusch and Mark A. Schmid. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:	Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended November 30, 2019 and 2018 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2019	2018
Audit Fees {a}	$847,400	$838,800
Audit-Related Fees	- 0 -	- 0 -
Total audit and audit-related fees	847,400	838,800

Tax Fees {b}	101,546	169,718
All Other Fees	- 0 -	- 0 -

Total Fees	$948,946	$1,008,518

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Fees for the fiscal year ended November 30, 2019 and 2018 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and

•	any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended November 30, 2019 and 2018 were:

	Fiscal year ended:
	2019	2018
All Other Fees {a}	$215,383	$200,339

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SOC-1 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended November 30, 2019 and 2018 were:

	Fiscal year ended:
	2019	2018
All Other Fees	$ - 0 -	$ - 0-

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

Item 5:	Audit Committee of Listed Registrants.

Not applicable.

Item 6:	Investments.

Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:	Controls and Procedures.

(a)	Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days prior to the filing date of this report, the Chief Executive Officer and Chief Financial Officer of the Registrant have concluded that such disclosure controls and procedures are reasonably designed and effective to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Exhibits.

(a)(1)	The Lord Abbett Family of Funds Sarbanes Oxley Code of Ethics for the Principal Executive Officer and Senior Financial Officers is attached hereto as part of Ex-99. CODEETH.

(a)(2)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(b)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT INVESTMENT TRUST

	By:	/s/ Douglas B. Sieg
Douglas B. Sieg
President and Chief Executive Officer

Date: January 28, 2020

	By:	/s/ Bernard J. Grzelak
Bernard J. Grzelak
Chief Financial Officer and Vice President

Date: January 28, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

	By:	/s/ Douglas B. Sieg
Douglas B. Sieg
President and Chief Executive Officer

Date: January 28, 2020

	By:	/s/ Bernard J. Grzelak
Bernard J. Grzelak
Chief Financial Officer and Vice President

Date: January 28, 2020